Filed pursuant to 497(b)
File No. 333-170359

Columbia Technology Fund

RiverSource Precious Metals and Mining Fund

RiverSource Real Estate Fund

RiverSource LaSalle Global Real Estate Fund

RiverSource LaSalle Monthly Dividend Real Estate Fund

RiverSource LaSalle International Real Estate Fund, Inc.

COMBINED PROXY STATEMENT/PROSPECTUS

December 20, 2010

This is a brief overview of the reorganization and certain other actions proposed for your fund. We encourage you to read the full text of the enclosed combined proxy statement/prospectus.

Q: Why am I being asked to vote?

Funds are required to obtain shareholder approval for certain kinds of changes, like the reorganizations proposed in the enclosed combined proxy statement/prospectus. As a shareholder of one of the above-listed funds, you are being asked to vote on a reorganization involving your fund. In addition, the directors of certain of the funds listed above have nominated candidates for election or re-election as directors. Shareholders of those funds are entitled to vote in these elections. Shareholders of RiverSource Precious Metals and Mining Fund and RiverSource Real Estate Fund are also being asked to vote on an amendment to the Articles of Incorporation of RiverSource Selected Series, Inc. and RiverSource Sector Series, Inc., respectively, in order to increase the maximum permissible number of directors from fifteen to twenty so that each of the candidates nominated by the directors, if elected, can serve on its board of directors.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, shareholders of the selling fund will hold shares of the buying fund.

Q: Is my vote important?

Absolutely! While the board of directors or board of trustees (the “Board”) of each fund listed above has reviewed its proposed reorganization and, as applicable, the proposed amendment, and recommends that you approve them, these proposals generally cannot go forward without the approval of shareholders. Similarly, while the Boards of certain funds have nominated candidates for director, you have the right to vote to elect the directors that oversee your fund. Until a fund is sure that a quorum has been reached, it will continue to contact shareholders asking them to vote.

Q: On what am I being asked to vote?

Shareholders are being asked to vote on the reorganization (a “Reorganization”) of one or more funds (each a “Selling Fund” and together, the “Selling Funds”) into other corresponding funds (each a “Buying Fund” and together, the “Buying Funds”), as noted in the table below:

Selling Fund	Buying Fund
Columbia Technology Fund	Columbia Seligman Global Technology Fund (formerly, Seligman Global Technology Fund)
RiverSource Precious Metals and Mining Fund	Columbia Energy and Natural Resources Fund
RiverSource LaSalle Monthly Dividend Real Estate Fund	Columbia Real Estate Equity Fund
RiverSource LaSalle Global Real Estate Fund	Columbia Real Estate Equity Fund
RiverSource LaSalle International Real Estate Fund, Inc.	Columbia Real Estate Equity Fund
RiverSource Real Estate Fund	Columbia Real Estate Equity Fund

If the Reorganization of your Selling Fund is approved by shareholders and the other closing conditions are met, your shares of the Selling Fund will, in effect, be converted into shares of the corresponding Buying Fund with the same aggregate net asset value as that of your Selling Fund shares at the time of the Reorganization. (The Selling Funds and the Buying Funds are referred to individually or collectively as a “Fund” or the “Funds.”) While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s net asset value.

In addition, shareholders of each of RiverSource Precious Metals and Mining Fund and RiverSource Real Estate Fund are being asked to vote to amend such Funds’ Articles of Incorporation to increase the maximum number of directors from fifteen to twenty, and shareholders of each of RiverSource Precious Metals and Mining Fund, RiverSource Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle Global Real Estate Fund (collectively, the “Board Election Funds”) are being asked to vote for the election or re-election of sixteen nominees as directors of those Selling Funds.

We encourage you to read the full text of the enclosed combined proxy statement/prospectus to obtain a more detailed understanding of the issues relating to each proposed Reorganization and, as applicable, to the election or re-election of nominees as directors of your Selling Fund and to the proposed amendment to the Articles of Incorporation.

Q: Why are the Reorganizations being proposed?

On May 1, 2010, Ameriprise Financial, Inc., the parent company of Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC), the Funds’ investment manager (“Columbia Management”), acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia-branded funds (the “Columbia Fund Complex”), in addition to the funds that were branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex” and, together with the Columbia Fund Complex, the “Combined Fund Complex”).

The proposed Reorganizations are among the reorganizations recommended by Columbia Management following the Transaction. Columbia Management’s overall goal in proposing the Reorganizations is twofold. First, by combining Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds with generally similar investment objectives, strategies and policies, each combined investment portfolio will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the Combined Fund Complex, management, administration, distribution and other resources can be focused more effectively on a smaller group of funds. The Reorganization of each Selling Fund into the corresponding Buying Fund will enable shareholders of each Selling Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar investment strategy.

Q: Will there be any changes to the options or services associated with my account as a result of the Reorganizations?

Account-level features and options such as dividend distributions, dividend diversification, automatic investment plans, systematic withdrawals and dollar cost averaging will automatically carry over from accounts in each Selling Fund to accounts in the corresponding Buying Fund.

Q: Are there costs or tax consequences of the Reorganizations?

You will not pay any sales charge in connection with the Reorganizations. However, as further described in the combined proxy statement/prospectus, former stockholders of RiverSource LaSalle International Real Estate Fund, Inc. will incur a 2% fee in connection with the redemption or exchange (to another fund in the Combined

Fund Complex) of Columbia Real Estate Equity Fund shares within one year of the closing of its Reorganization. Reorganization costs will be allocated to each Fund, but will be limited to an amount that is not more than the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a direct result of a Reorganization. A portion, which may be substantial, of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. Such sales will cause such Selling Fund to incur transaction costs and may result in a taxable distribution of gains to shareholders.

Q: Will there be any changes to my fees and expenses as a result of the Reorganizations?

It is expected that, following the proposed Reorganizations, the expenses borne by Selling Fund shareholders would be generally the same as or lower than the expenses they currently bear, as described in detail in the combined proxy statement/prospectus under “Reorganization Proposals – Summary – Fees and Expenses.”

Q: If approved, when will the Reorganizations happen?

The Reorganizations will take place as soon as practicable following shareholder approval, and are expected to close before the end of the second quarter of 2011.

Q: Why have the Boards of certain Funds nominated candidates for election to those Boards?

Following the Transaction described above, the boards of directors/trustees of the RiverSource Fund Complex (the “Columbia RiverSource Board”) and the boards of trustees of the Columbia Fund Complex had ongoing discussions regarding a potential consolidated board of directors/trustees to oversee all or a portion of the Combined Fund Complex. In September 2010, these discussions culminated in an agreement between the Columbia RiverSource Board and the current board of trustees of certain of the trusts in the Columbia Fund Complex (the “Columbia Nations Board”) to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. Specifically, they agreed that the RiverSource Fund Complex and the portion of the Columbia Fund Complex overseen by the Columbia Nations Board should be overseen by a consolidated board of directors/trustees. In this regard, even though the Columbia RiverSource Board would be larger and cause the portion of the Combined Fund Complex overseen by it to pay more in director/trustee compensation in the aggregate, reducing the number of separate boards overseeing a fund complex can lead to operational efficiencies by reducing the number of board meetings, minimizing inconsistencies in governance and oversight matters and streamlining the resources needed to support board reporting and interaction.

In order to effect the consolidation, the Governance Committee of the Columbia Nations Board and the Board Governance Committee of the Columbia RiverSource Board, along with each full Board, have nominated the 16 individuals listed in the combined proxy statement/prospectus for election to the Columbia Nations Board and the Columbia RiverSource Board, each to hold office for an indefinite term. Information about each nominee is set forth in this combined proxy statement/prospectus under Proposal 4.

Q: Why have the Boards of certain Funds proposed amendments to the Funds’ Articles of Incorporation?

The Articles of Incorporation of certain Funds include provisions that limit board size to 15 directors. To accommodate the proposed 16-person board of directors described above, the Articles of Incorporation must be amended to increase the maximum permissible number of directors, which requires shareholder approval.

Q: If approved, when will the amendment to the Articles of Incorporation and the changes to Board membership of my Fund take effect?

The amendment to the Articles of Incorporation and the changes to the Board membership of your Fund will take effect as soon as practicable following shareholder approval and are expected to take effect before the end of the second quarter of 2011. For RiverSource Precious Metals and Mining Fund and RiverSource Real Estate Fund, the outcome of the proposal to change the Board membership will be affected by the outcome of the proposal to amend the Articles of Incorporation. If shareholders of RiverSource Selected Series, Inc. or RiverSource Sector Series, Inc., as applicable, approve the proposal to amend the Articles of Incorporation, it will permit the election of all sixteen nominees to their Board. If the shareholders of RiverSource Selected Series, Inc. or RiverSource Sector Series, Inc., as applicable, do not approve the proposal to amend the Articles of Incorporation and elect all sixteen nominees to their Board, nominee William F. Truscott will not serve as a director of RiverSource Selected Series, Inc. or RiverSource Sector Series, Inc., as applicable.

Q: How does my Board recommend that I vote?

After careful consideration, your Board recommends that you vote FOR the Reorganization of your Selling Fund, FOR the proposed amendment to the Articles of Incorporation of your Selling Fund, if applicable, and FOR each nominee for election as director of your Selling Fund, if applicable.

Q: How can I vote?

You can vote in one of four ways:

•	By telephone (call the toll free number listed on your proxy card)

•	By internet (log on to the internet site listed on your proxy card)

•	By mail (using the enclosed postage prepaid envelope)

•	In person at the shareholder meeting scheduled to occur at One Financial Center, Boston, MA (5th Floor, Conference Room A) on February 15, 2011.

The deadline for voting by telephone or internet is 11:59 pm ET on February 14, 2011. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q: Will I be notified of the results of the vote?

The final voting results for each proposal also will be included in each Selling Fund’s next report to shareholders following the special shareholder meeting.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the combined proxy statement/prospectus or about voting procedures, please call the Selling Funds’ proxy solicitor, Computershare Fund Services, toll free at 800-708-7953. Shareholders of Selling Funds for which a Reorganization is effected within 60 days following the completion of its fiscal year or half year may call 800-345-6611 to request a copy of the Selling Fund’s final report to shareholders for that period.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Columbia Funds Series Trust I

Columbia Technology Fund

RiverSource Selected Series, Inc.

RiverSource Precious Metals and Mining Fund

RiverSource LaSalle International Real Estate Fund, Inc.

RiverSource Sector Series, Inc.

RiverSource Real Estate Fund

Seligman LaSalle Real Estate Fund Series, Inc.

RiverSource LaSalle Global Real Estate Fund

RiverSource LaSalle Monthly Dividend Real Estate Fund

To be held February 15, 2011

A Joint Special Meeting of Shareholders (the “Meeting”) of each of the funds listed above (each a “Selling Fund”) will be held at 1:00 p.m. on February 15, 2011, at One Financial Center, Boston, MA in Conference Room A on the 5th floor. At the Meeting, shareholders will consider the following proposals with respect to their Selling Fund:

1.	To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among Columbia Funds Series Trust I, on behalf of its Columbia Technology Fund and Columbia Energy and Natural Resources Fund series, Seligman Global Fund Series, Inc., on behalf of its Columbia Seligman Global Technology Fund (formerly, Seligman Global Technology Fund) series, RiverSource Selected Series, Inc., on behalf of its RiverSource Precious Metals and Mining Fund series, RiverSource LaSalle International Real Estate Fund, Inc., RiverSource Sector Series, Inc., on behalf of its RiverSource Real Estate Fund series, Seligman LaSalle Real Estate Fund Series, Inc., on behalf of its RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund series, certain other registered investment companies and Columbia Management Investment Advisers, LLC, pursuant to which each Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding buying fund, as indicated below (each a “Buying Fund”), in exchange for shares of a corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.

Shareholders of each Selling Fund will vote separately on the proposal, as shown below.

Selling Fund	Buying Fund	Proposal #
Columbia Technology Fund	Columbia Seligman Global Technology Fund (formerly, Seligman Global Technology Fund)*	1
RiverSource Precious Metals and Mining Fund	Columbia Energy and Natural Resources Fund	2
RiverSource Real Estate Fund	Columbia Real Estate Equity Fund	3
RiverSource LaSalle Global Real Estate Fund	Columbia Real Estate Equity Fund	3
RiverSource LaSalle Monthly Dividend Real Estate Fund	Columbia Real Estate Equity Fund	3
RiverSource LaSalle International Real Estate Fund, Inc.	Columbia Real Estate Equity Fund	3

*	The board of directors of Seligman Global Fund Series, Inc. has approved the redomiciling of its Columbia Seligman Global Technology Fund series into a newly created series of RiverSource Series Trust that has also been named Columbia Seligman Global Technology Fund (the “Redomiciling”). The Redomiciling is subject to approval by shareholders of Columbia Seligman Global Technology Fund. If the Redomiciling is approved by shareholders of Columbia Seligman Global Technology Fund, it is expected that the Redomiciling will occur prior to the Reorganization of Columbia Technology Fund, in which case the Buying Fund will be the newly created series of RiverSource Series Trust. If the Redomiciling has not been completed prior to the closing of the Reorganization, the Buying Fund will be the existing series of Seligman Global Fund Series, Inc.

For shareholders of RiverSource Precious Metals and Mining Fund and RiverSource Real Estate Fund only, approval of the Agreement also will constitute approval of an amendment to the Articles of Incorporation of the corporation of which such Selling Fund is a series (as indicated on the top of the previous page) to provide that such Selling Fund be acquired by the corresponding Buying Fund.

2.	Shareholders of each of RiverSource Precious Metals and Mining Fund, RiverSource Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle Global Real Estate Fund (collectively, the “Board Election Funds”) also will vote on nominees for director. (Proposal 4).

3.	Shareholders of each of RiverSource Precious Metals and Mining Fund and RiverSource Real Estate Fund also will vote on a proposed amendment to the Articles of Incorporation of RiverSource Sector Series, Inc. or RiverSource Selected Series, Inc., as applicable, to increase the maximum number of board members (Proposal 5).

Shareholders of each Board Election Fund will vote on each of Proposals 4 and 5, as applicable, together as a single class with shareholders of each other series of the corporation of which such Board Election Fund is a series. The name of the corporation of which each Board Election Fund is a series is indicated in bold at the beginning of this notice.

Please take some time to read the enclosed combined proxy statement/prospectus. It discusses these proposals in more detail. If you were a shareholder as of the close of business on December 17, 2010, you may vote at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call the Selling Funds’ proxy solicitor toll free at 800-708-7953. It is important that you vote. The board of directors/trustees of each Selling Fund recommends that you vote FOR its Reorganization, and, if applicable, FOR the each nominee for director and, if applicable, FOR the amendment of its Articles of Incorporation.

By order of the boards of directors/trustees

Scott R. Plummer, Secretary

December 20, 2010

Columbia Technology Fund

RiverSource Precious Metals and Mining Fund

RiverSource Real Estate Fund

RiverSource LaSalle Global Real Estate Fund

RiverSource LaSalle Monthly Dividend Real Estate Fund

RiverSource LaSalle International Real Estate Fund, Inc.

COMBINED PROXY STATEMENT/PROSPECTUS

Dated December 20, 2010

This document is a proxy statement for each Selling Fund (as defined below) and a prospectus for each Buying Fund (as defined below). The address and telephone number of each Selling Fund and each Buying Fund is c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, and 800.345.6611. This combined proxy statement/prospectus and the enclosed proxy card were first mailed to shareholders of each Selling Fund beginning on or about January 5, 2011. This combined proxy statement/prospectus contains information you should know before voting on the following proposals with respect to your Selling Fund, as indicated below. You should retain this document for future reference.

Proposal		To be voted on by shareholders of:
1.	To approve an Agreement and Plan of Reorganization by and among Columbia Funds Series Trust I, on behalf of its Columbia Technology Fund series (a “Selling Fund”), Seligman Global Fund Series, Inc., on behalf of its Columbia Seligman Global Technology Fund (formerly, Seligman Global Technology Fund) series (a “Buying Fund”)*, certain other registered investment companies and Columbia Management Investment Advisers, LLC (“Columbia Management”). Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	Columbia Technology Fund

Selling Fund		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class Z	g	Class Z

*	The board of directors of Seligman Global Fund Series, Inc. has approved the redomiciling of its Columbia Seligman Global Technology Fund series into a newly created series of RiverSource Series Trust that has also been named Columbia Seligman Global Technology Fund (the “Redomiciling”). The Redomiciling is subject to approval by shareholders of Columbia Seligman Global Technology Fund. If the Redomiciling is approved by shareholders of Columbia Seligman Global Technology Fund, it is expected that the Redomiciling will occur prior to the Reorganization of Columbia Technology Fund, in which case the Buying Fund will be the newly created series of RiverSource Series Trust. If the Redomiciling has not been completed prior to the closing of the Reorganization, the Buying Fund will be the existing series of Seligman Global Fund Series, Inc. Except as otherwise noted, information contained herein relating to the Buying Fund applies to both the existing series of Seligman Global Fund Series, Inc. and the newly-created series of RiverSource Series Trust.

Proposal		To be voted on by shareholders of:
2.	To approve an Agreement and Plan of Reorganization by and among RiverSource Selected Series, Inc., on behalf of its RiverSource Precious Metals and Mining Fund series (a “Selling Fund”), Columbia Funds Series Trust I, on behalf of its Columbia Energy and Natural Resources Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	RiverSource Precious Metals and Mining Fund

Selling Fund		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class I	g	Class I
Class R4	g	Class R4

3.	To approve an Agreement and Plan of Reorganization by and among Seligman LaSalle Real Estate Fund Series, Inc., on behalf of its RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund series; RiverSource LaSalle International Real Estate Fund, Inc. (“RiverSource LaSalle International Real Estate Fund”), RiverSource Sector Series, Inc., on behalf of its RiverSource Real Estate Fund series (each a “Selling Fund”), Columbia Funds Series Trust I, on behalf of its Columbia Real Estate Equity Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC. Under the agreement, each Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	RiverSource Real Estate Fund, RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle International Real Estate Fund

Selling Fund		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class I	g	Class I
Class R*	g	Class R
Class R4	g	Class R4
Class R5	g	Class R5
Class W	g	Class W
Common**	g	Class Z

*	Class R shares of RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle Global Real Estate Fund were formerly named Class R2 shares.
**	Common stockholders of RiverSource LaSalle International Real Estate Fund, Inc. will receive Class Z shares of the Buying Fund in the Reorganization.

Proposal		To be voted on by shareholders of:
4.	To elect nominees as directors.	RiverSource Precious Metals and Mining Fund, RiverSource Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle Global Real Estate Fund (each a “Board Election Fund”)

5.	To approve a proposed amendment to the Articles of Incorporation of RiverSource Sector Series, Inc. or RiverSource Selected Series, Inc., as applicable, to increase the maximum number of board members.	RiverSource Precious Metals and Mining Fund and RiverSource Real Estate Fund

The proposals will be considered by shareholders who owned shares of the Selling Funds on December 17, 2010 at a joint special meeting of shareholders (the “Meeting”) that will be held at 1:00 p.m. on February 15, 2011, at One Financial Center, Boston, MA in Conference Room A on the 5th floor. Each of the Selling Funds and the Buying Funds (each a “Fund” and collectively, the “Funds”) is a registered open-end management investment company (or a series thereof), except for RiverSource LaSalle International Real Estate Fund, which is a registered closed-end management investment company.

Although the board of directors or board of trustees (the “Board”) of each Selling Fund* recommends that shareholders approve the reorganization of the Selling Fund into the corresponding Buying Fund (each a “Reorganization”), the Reorganization of each Selling Fund is not conditioned upon the Reorganization of any other Selling Fund. Accordingly, if shareholders of one Selling Fund approve its Reorganization, but shareholders of a second Selling Fund do not approve the second Selling Fund’s Reorganization, it is expected that the Reorganization of the first Selling Fund will take place as described in this combined proxy statement/prospectus. If shareholders of any Selling Fund fail to approve its Reorganization, the Board of such Selling Fund will consider what other actions, if any, may be appropriate.

The outcome of Proposal 5 will not be affected by the outcome of any other proposal. However, shareholders of each of RiverSource Precious Metals and Mining Fund and RiverSource Real Estate Fund will vote together as a single class with the shareholders of the other series of the corporation of which that Board Election Fund is a series. Thus, the outcome of Proposal 5 will depend in part on the votes of shareholders of those other series, which are being solicited separately.

With respect to RiverSource Selected Series, Inc. and RiverSource Sector Series, Inc., Proposal 4 is contingent on Proposal 5 to the extent that if shareholders of RiverSource Selected Series, Inc. or RiverSource Sector Series, Inc., as applicable, elect all 16 nominees but do not approve the proposed amendment to its Articles of Incorporation, then nominee William F. Truscott will not serve as a director of RiverSource Selected Series, Inc. or RiverSource Sector Series, Inc., as applicable.

With respect to Proposal 4, shareholders of each Board Election Fund will vote together as a single class with the shareholders of the other series of the corporation of which that Board Election Fund is a series. Thus, the outcome of Proposal 4 will depend in part on the votes of shareholders of those other series, which are being solicited separately.

*	References to the Board of a Selling Fund refer to the Board of the corporation or trust, if any, of which the Selling Fund is a series.

How Each Reorganization Will Work

•

The Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of such Buying Fund (“Reorganization Shares”) and the assumption by the Buying Fund of all of the Selling Fund’s liabilities.

•

The Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of the Selling Fund in liquidation of the Selling Fund in proportion to their holdings in such class of the Selling Fund. For example, holders of Class A shares of a Selling Fund will receive Class A shares of the corresponding Buying Fund with the same aggregate net asset value as their Selling Fund Class A shares at the time of the Reorganization. You will not pay any sales charge in connection with the receipt or distribution of Reorganization Shares. Holders of common stock of RiverSource LaSalle International Real Estate Fund will receive Class Z shares of the Buying Fund in the Reorganization, and will be charged a 2% fee on redemptions or exchanges of any such shares within one year of the Reorganization. If you already have a Buying Fund account with exactly the same registration as your Selling Fund account, your Reorganization Shares typically will be added to that account.

•

Reorganization costs will be allocated to each Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by any Selling Fund or its shareholders as a direct result of its Reorganization. A portion, which may be substantial, of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. Such sales will cause such Selling Fund to incur transaction costs and may result in a taxable distribution of gains to shareholders.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this combined proxy statement/prospectus by reference:

•	the Statement of Additional Information of the Buying Funds relating to the Reorganizations (the “Merger SAI”), dated December 20, 2010;

Columbia Technology Fund (SEC file no. 811-04367)

•	the prospectus of Columbia Technology Fund, dated January 1, 2011, as supplemented to date;

•	the Statement of Additional Information of Columbia Technology Fund, dated January 1, 2011, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Technology Fund for the period ended August 31, 2010;

RiverSource Precious Metals and Mining Fund (SEC file no. 811-04132)

•	the prospectus of RiverSource Precious Metals and Mining Fund, dated May 28, 2010, as supplemented to date;

•	the Statement of Additional Information of RiverSource Precious Metals and Mining Fund, dated November 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of RiverSource Precious Metals and Mining Fund for the period ended March 31, 2010 and the unaudited financial statements included in the Semiannual Report to Shareholders of RiverSource Precious Metals and Mining Fund for the period ended September 30, 2010;

RiverSource Real Estate Fund (SEC file no. 811-05522)

•	the prospectus of RiverSource Real Estate Fund, dated August 28, 2010, as supplemented to date;

•	the Statement of Additional Information of RiverSource Real Estate Fund, dated November 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of RiverSource Real Estate Fund for the period ended June 30, 2010;

RiverSource LaSalle Global Real Estate Fund (SEC file no. 811-105799)

•	the prospectus of RiverSource LaSalle Global Real Estate Fund, dated March 1, 2010, as supplemented to date;

•	the Statement of Additional Information of RiverSource LaSalle Global Real Estate Fund, dated November 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of RiverSource LaSalle Global Real Estate Fund for the period ended December 31, 2009, and the unaudited financial statements included in the Semiannual Report to Shareholders of RiverSource LaSalle Global Real Estate Fund for the period ended June 30, 2010;

RiverSource LaSalle Monthly Dividend Real Estate Fund (SEC file no. 811-105799)

•	the prospectus of RiverSource LaSalle Monthly Dividend Real Estate Fund, dated March 1, 2010, as supplemented to date;

•	the Statement of Additional Information of RiverSource LaSalle Monthly Dividend Real Estate Fund, dated November 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of RiverSource LaSalle Monthly Dividend Real Estate Fund for the period ended December 31, 2009, and the unaudited financial statements included in the Semiannual Report to Shareholders of RiverSource LaSalle Monthly Dividend Real Estate Fund for the period ended June 30, 2010; and

RiverSource LaSalle International Real Estate Fund (SEC file no. 811-22031)

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Stockholders of RiverSource LaSalle International Real Estate Fund for the period ended December 31, 2009, and the unaudited financial statements included in the Semiannual Report to Stockholders of RiverSource LaSalle International Real Estate Fund for the period ended June 30, 2010.

For a free copy of any of the documents listed above and/or to ask questions about this combined proxy statement/prospectus, please call your Selling Fund’s proxy solicitor toll free at 800-708-7953.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

As with all funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this combined proxy statement/prospectus. Any representation to the contrary is a criminal offense.

Page
Section A — Reorganization Proposals	9
Summary	9
How Each Reorganization Will Work	9
Tax Consequences	9
Fees and Expenses	10
Proposal 1 Fees and Expenses. Reorganization of Columbia Technology Fund into Columbia Seligman Global Technology Fund	10
Proposal 2 Fees and Expenses. Reorganization of RiverSource Precious Metals and Mining Fund into Columbia Energy and Natural Resources Fund	13
Proposal 3 Fees and Expenses. Reorganization of each of RiverSource Real Estate Fund, RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle International Real Estate Fund into Columbia Real Estate Equity Fund	16
Proposal 1 Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Technology Fund into Columbia Seligman Global Technology Fund	26
Comparison of the Selling Fund and the Buying Fund	26
Comparison of Investment Objectives	26
Comparison of Principal Investment Strategies	26
Comparison of Fundamental Investment Policies	29
Comparison of Non-Fundamental Investment Policies	31
Comparison of Principal Risks	31
Comparison of Performance	33
Proposal 2 Comparison of Objectives, Strategies and Risks. Reorganization of RiverSource Precious Metals and Mining Fund into Columbia Energy and Natural Resources Fund	37
Comparison of the Selling Fund and the Buying Fund	37
Comparison of Investment Objectives	37
Comparison of Principal Investment Strategies	37
Comparison of Fundamental Investment Policies	39
Comparison of Non-Fundamental Investment Policies	41
Comparison of Principal Risks	42
Comparison of Performance	44
Proposal 3 Comparison of Objectives, Strategies and Risks. Reorganization of each of RiverSource Real Estate Fund, RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle International Real Estate Fund into Columbia Real Estate Equity Fund	49
Comparison of each Selling Fund and the Buying Fund	49
Comparison of Investment Objectives	50
Comparison of Principal Investment Strategies	51
Comparison of Fundamental Investment Policies	58
Comparison of Non-Fundamental Investment Policies	64
Comparison of Principal Risks	67
Comparison of Performance	69
Additional Information about Each Reorganization	78
Terms of Each Reorganization	78
Conditions to Closing Each Reorganization	78
Termination of the Agreement	79
Tax Status of the Reorganizations	79
Reasons for the Proposed Reorganizations and Board Deliberations	83
Board Recommendation and Required Vote	89
Section B — Board Proposals	91

SECTION A — REORGANIZATION PROPOSALS

The following information describes each proposed Reorganization.

SUMMARY

This combined proxy statement/prospectus is being used by each Selling Fund to solicit proxies to vote at a joint special meeting of shareholders. Shareholders of each Selling Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of their Selling Fund into the corresponding Buying Fund.

The following is a summary. More complete information appears later in this combined proxy statement/prospectus. You should read the entire combined proxy statement/prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for Reorganization Shares and the assumption by the corresponding Buying Fund of all of the Selling Fund’s liabilities.

•

Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Reorganization Shares of each class of each Buying Fund will be distributed to the shareholders of the corresponding class of the corresponding Selling Fund in proportion to their holdings of such class of such Selling Fund. For example, holders of Class A shares of a Selling Fund will receive Class A shares of the corresponding Buying Fund with the same aggregate net asset value as the aggregate net asset value of their Selling Fund Class A shares at the time of the Reorganization.

•

As part of the Reorganization of your Selling Fund, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Selling Fund account may be transferred to your new Buying Fund account. Please contact your financial intermediary for additional details.

•

No shareholders of any Selling Fund will pay any sales charge in connection with acquiring Reorganization Shares. Holders of common stock of RiverSource LaSalle International Real Estate Fund will receive Class Z shares of the Buying Fund in the Reorganization, and will be charged a 2% fee on redemptions and exchanges of any such shares within one year of the Reorganization.

•	After a Reorganization is completed, Selling Fund shareholders will be shareholders of the corresponding Buying Fund, and the Selling Fund will be dissolved.

Tax Consequences

Each Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Selling Fund and the corresponding Buying Fund receive a satisfactory opinion of tax counsel substantially to the effect that it will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganizations.” Accordingly, no gain or loss is expected to be recognized by any Selling Fund or its shareholders as a direct result of its Reorganization. A portion, which may be substantial, of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Selling Fund. Any capital gains recognized in those sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Additionally, because each Reorganization will end the tax year of the applicable Selling Fund, it will accelerate distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to consummation of the Reorganization. At any time prior to a Reorganization, a shareholder may redeem or sell, as the case may be, shares of a Selling Fund. This would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Selling Fund shares in a non-taxable account, distributions and redemption or sales proceeds, as the case may be, with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

The Selling Fund shareholders’ aggregate tax basis in the Reorganization Shares is expected to carry over from the shareholders’ Selling Fund shares, and the Selling Fund shareholders’ holding period in the Reorganization Shares is expected to include the shareholders’ holding period in the Selling Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Tax Status of the Reorganizations.”

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Annual fund operating expense ratios are based on expenses incurred during each Fund’s most recently completed fiscal year, adjusted to reflect current and expected fees, as more fully described below, and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the period. Pro forma expense ratios shown are based on the Buying Fund’s average net assets over the twelve months ended April 30, 2010 for Columbia Seligman Global Technology Fund, over the twelve months ended June 30, 2010 for Columbia Real Estate Equity Fund and over the twelve months ended September 30, 2010 for Columbia Energy and Natural Resources Fund (adjusted to reflect any anticipated fee changes). As of the date of this combined proxy statement/prospectus, each Fund’s net assets may be lower or higher than the Fund’s average net assets over such period. In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this combined proxy statement/prospectus, could be higher or lower than those shown in the tables below. The commitment by Columbia Management and its affiliates to waive fees and/or to reimburse expenses for each Buying Fund, noted below, may limit the effect that any decrease in the Buying Fund’s net assets will have on its annual net operating expense ratios in the current fiscal year.

Certain Selling Funds have voluntary fee waiver and/or expense reimbursement arrangements. For more information, see the Selling Funds’ prospectuses.

The fees and expenses below exclude one-time costs of the Reorganizations. The costs of each Reorganization expected to be borne by each Fund are set forth in Exhibit A.

Proposal 1 Fees and Expenses. Reorganization of Columbia Technology Fund into Columbia Seligman Global Technology Fund (formerly, Seligman Global Technology Fund)*

If the Reorganization occurs, certain Reorganization expenses, as described in Exhibit A, will be allocated to the Selling Fund, which will reduce the Selling Fund’s net asset value prior to the closing of the Reorganization by less than $0.01 per share based on the Selling Fund’s shares outstanding as of September 30, 2010.

All fee and expense information attributed to Columbia Seligman Global Technology Fund herein, including pro forma information, reflects information about the Columbia Seligman Global Technology Fund series of Seligman Global Fund Series, Inc., even though the Buying Fund may be either that series or the newly created series of RiverSource Series Trust, depending on whether and when the proposed redomiciling occurs.

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Columbia Technology Fund (Current) (Selling Fund)	Class A		Class B		Class C		Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A

Columbia Seligman Global Technology Fund (Current and Pro Forma) (Buying Fund)	Class A		Class B		Class C		Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value a the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A

(a)	This charge may be reduced depending on the total value of investments in the Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the “Combined Fund Complex”).
(b)

This charge applies to investors who buy between $1 million and $50 million of Class A shares and redeem them within 18 months of purchase, charged as follows: 1.00% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(c)	This charge decreases over time.
(d)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Columbia Technology Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class Z
Management fees	0.87%	0.87%	0.87%	0.87%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses(1)	0.33%	0.33%	0.33%	0.33%

Total annual Fund operating expenses	1.45%	2.20%	2.20%	1.20%

Columbia Seligman Global Technology Fund (Current) (Buying Fund)	Class A	Class B	Class C	Class Z
Management fees(2)	0.92%	0.92%	0.92%	0.92%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses(3)	0.37%	0.37%	0.37%	0.37%

Total annual Fund operating expenses(4)	1.54%	2.29%	2.29%	1.29%

Columbia Seligman Global Technology Fund (Pro Forma) (Buying Fund)	Class A	Class B	Class C	Class Z
Management fees(5)	0.92%	0.92%	0.92%	0.92%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses(3)	0.35%	0.35%	0.35%	0.35%

Total annual Fund operating expenses	1.52%	2.27%	2.27%	1.27%
Fee waiver/expense reimbursement(6)	(0.11%)	(0.11%)	(0.11%)	(0.11%)

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.41%	2.16%	2.16%	1.16%

(1)

Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010, and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

(2)

Management fees are composed of an investment management services fee of 0.86% and an administration fee of 0.06%. Management fees have been adjusted to reflect changes in contractual investment management fee rates expected to be effective in the second quarter of 2011, subject to shareholder approval. There can be no assurance that changes in contractual investment management services fee rates will be approved by shareholders. If the proposed changes were not reflected, Management fees shown would have been 1.03% (composed of an investment management services fee of 0.95% and an administration fee of 0.08%), and Total annual Fund operating expenses would have been 1.65% for Class A shares, 2.40% for Class B shares, 2.40% for Class C shares and 1.40% for Class Z shares.

(3)	Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010.
(4)

Columbia Management has contractually agreed, effective January 1, 2011, to reimburse a portion of the Buying Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 1.77% for Class A shares, 2.52% for Class B shares, 2.52% for Class C shares and 1.52% for Class Z shares. The arrangement shall continue in effect until December 31, 2011. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

(5)

Management fees are composed of an investment management services fee of 0.86% and an administration fee of 0.06%. Management fees have been adjusted to reflect changes in contractual investment management fee rates expected to be effective in the second quarter of 2011, subject to shareholder approval. If the proposed changes were not reflected, Management fees shown would have been 1.03% (composed of an investment management services fee of 0.95% and an administration fee of 0.08%), and Total annual Fund operating expenses would have been 1.63% for Class A shares, 2.38% for Class B shares, 2.38% for Class C shares and 1.38% for Class Z shares.

(6)

Columbia Management has contractually agreed, assuming approval by shareholders of the reorganization, effective March 1, 2011, to reimburse a portion of the Buying Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 1.41% for Class A shares, 2.16% for Class B shares, 2.16% for Class C shares and 1.16% for Class Z shares. The arrangement shall continue in effect until December 31, 2012. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses Table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Columbia Technology Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$714	$1,007	$1,322	$2,210
Class B	$723	$988	$1,380	$2,344
Class C	$323	$688	$1,180	$2,534
Class Z	$122	$381	$660	$1,455

Columbia Seligman Global Technology Fund (Current) (Buying Fund)	1 year	3 years	5 years	10 years
Class A	$723	$1,034	$1,367	$2,309
Class B	$732	$1,016	$1,426	$2,442
Class C	$332	$716	$1,226	$2,630
Class Z	$131	$409	$709	$1,561

Columbia Seligman Global Technology Fund (Pro Forma) (Buying Fund)
Class A	$710	$1,018	$1,346	$2,274
Class B	$719	$999	$1,405	$2,408
Class C	$319	$699	$1,205	$2,597
Class Z	$118	$392	$686	$1,524

If you owned or will own any class of shares other than Class B or Class C, you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

Columbia Technology Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class B	$223	$688	$1,180	$2,344
Class C	$223	$688	$1,180	$2,534

Columbia Seligman Global Technology Fund (Current) (Buying Fund)
Class B	$232	$716	$1,226	$2,442
Class C	$232	$716	$1,226	$2,630

Columbia Seligman Global Technology Fund (Pro Forma) (Buying Fund)
Class B	$219	$699	$1,205	$2,408
Class C	$219	$699	$1,205	$2,597

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. Columbia Management expects that Columbia Technology Fund may experience significant portfolio turnover in connection with its Reorganization. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Technology Fund (Selling Fund)	189%
Columbia Seligman Global Technology Fund (Buying Fund)	150%

Proposal 2. Fees and Expenses. Reorganization of RiverSource Precious Metals and Mining Fund into Columbia Energy and Natural Resources Fund

If the Reorganization occurs, certain Reorganization expenses, as described in Exhibit A, will be allocated to the Selling Fund, which will reduce the Selling Fund’s net asset value prior to the closing of the Reorganization by less than $0.01 per share based on the Selling Fund’s shares outstanding as of September 30, 2010.

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

RiverSource Precious Metals and Mining Fund (Current) (Selling Fund)	Class A		Class B		Class C		Class I	Class R4
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A

Columbia Energy and Natural Resources Fund (Current and Pro Forma) (Buying Fund)(e)	Class A		Class B		Class C		Class I	Class R4
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A

(a)	This charge may be reduced depending on the total value of investments in the Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the “Combined Fund Complex”).
(b)

This charge applies to investors who buy between $1 million and $50 million of Class A shares and redeem them within 18 months of purchase, charged as follows: 1.00% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(c)	This charge decreases over time.
(d)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

RiverSource Precious Metals and Mining Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class I	Class R4
Management fees(1)	0.86%	0.86%	0.86%	0.86%	0.86%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other expenses(2)	0.31%	0.31%	0.31%	0.10%	0.40%

Total annual Fund operating expenses	1.42%	2.17%	2.17%	0.96%	1.26%

Columbia Energy and Natural Resources Fund (Current) (Buying Fund)	Class A	Class B	Class C	Class I	Class R4
Management fees(3)	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other expenses(4)	0.23%	0.23%	0.23%	0.05%	0.35%

Total annual Fund operating expenses(5)	1.23%	1.98%	1.98%	0.80%	1.10%

Columbia Energy and Natural Resources Fund (Pro Forma) (Buying Fund)	Class A	Class B	Class C	Class I	Class R4
Management fees(3)	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other expenses(4)	0.23%	0.23%	0.23%	0.05%	0.35%

Total annual Fund operating expenses(5)	1.23%	1.98%	1.98%	0.80%	1.10%

(1)	Management fees are composed of an investment management services fee of 0.80% and an administration fee of 0.06%.

(2)	Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010.
(3)

Management fees are composed of an investment management services fee of 0.69% and an administration fee of 0.06%. Management fees have been adjusted to reflect changes in contractual investment management services fee rates expected to be effective in the second quarter of 2011, subject to shareholder approval. There can be no assurance that changes in contractual investment management services fee rates will be approved by shareholders. If the proposed changes were not reflected, management fees shown would have been 0.75% (composed of an investment management services fee of 0.60% and an administration fee of 0.15%).

(4)

Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010, and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

(5)

Columbia Management has contractually agreed, effective April 30, 2011, to reimburse a portion of the Buying Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 1.45% for Class A shares, 2.20% for Class B shares, 2.20% for Class C shares, 1.07% for Class I shares and 1.37% for Class R4 shares. The arrangement shall continue in effect until July 31, 2012. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

RiverSource Precious Metals and Mining Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$711	$999	$1,308	$2,184
Class B	$720	$979	$1,365	$2,317
Class C	$320	$679	$1,165	$2,508
Class I	$98	$306	$532	$1,183
Class R4	$128	$400	$693	$1,528

Columbia Energy and Natural Resources Fund (Current) (Buying Fund)
Class A	$693	$943	$1,212	$1,978
Class B	$701	$921	$1,268	$2,113
Class C	$301	$621	$1,068	$2,306
Class I	$82	$255	$444	$990
Class R4	$112	$350	$606	$1,340

Columbia Energy and Natural Resources Fund (Pro Forma) (Buying Fund)
Class A	$693	$943	$1,212	$1,978
Class B	$701	$921	$1,268	$2,113
Class C	$301	$621	$1,068	$2,306
Class I	$82	$255	$444	$990
Class R4	$112	$350	$606	$1,340

If you owned or will own any class of shares other than Class B or Class C you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

RiverSource Precious Metals and Mining Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class B	$220	$679	$1,165	$2,317
Class C	$220	$679	$1,165	$2,508

Columbia Energy and Natural Resources Fund (Current) (Buying Fund)
Class B	$201	$621	$1,068	$2,113
Class C	$201	$621	$1,068	$2,306

Columbia Energy and Natural Resources Fund (Pro Forma) (Buying Fund)	1 year	3 years	5 years	10 years
Class B	$201	$621	$1,068	$2,113
Class C	$201	$621	$1,068	$2,306

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. Columbia Management expects that RiverSource Precious Metals and Mining Fund may experience significant portfolio turnover in connection with its Reorganization. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
RiverSource Precious Metals and Mining Fund (Selling Fund)	72%
Columbia Energy and Natural Resources Fund (Buying Fund)	523%

Proposal 3. Fees and Expenses. Reorganization of RiverSource Real Estate Fund, RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle International Real Estate Fund into Columbia Real Estate Equity Fund

If the Reorganizations occur, certain Reorganization expenses, as described in Exhibit A, will be allocated to each Selling Fund, which will reduce each Selling Fund’s net asset value prior to the closing of the Reorganizations by less than $0.01 per share for RiverSource Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle International Real Estate Fund, and less than $0.02 per share for RiverSource LaSalle Global Real Estate Fund, based on each Selling Fund’s shares outstanding as of September 30, 2010.

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

RiverSource Real Estate Fund (Current) (Selling Fund)	Class A		Class B		Class C		Class I	Class R4	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A	N/A

RiverSource LaSalle Global Real Estate Fund (Current) (Selling Fund)	Class A		Class C		Class I		Class R(g)	Class R4	Class R5
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	1.00	%(d)	N/A		N/A	N/A	N/A

RiverSource LaSalle Monthly Dividend Real Estate Fund (Current) (Selling Fund)	Class A		Class B		Class C		Class I	Class R(g)	Class R4	Class R5
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A	N/A	N/A

RiverSource LaSalle International Real Estate Fund (Current) (Selling Fund)*	Common Stock
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	None
Redemption Fee (as a percentage of total redemption proceeds)	None	(e)
Dividend Investment Plan Fees	None

Columbia Real Estate Equity Fund (Current and Pro Forma) (Buying Fund)(f)	Class A		Class B		Class C		Class I	Class R	Class R4	Class R5	Class W	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A	N/A	N/A	N/A	N/A
Redemption/ Fee	N/A	%	N/A		N/A		N/A	N/A	N/A	N/A	N/A	2.00	%(e)

*	Common stockholders of RiverSource LaSalle International Real Estate Fund will receive Class Z shares of the Buying Fund.
(a)	This charge may be reduced depending on the total value of investments in the Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the “Combined Fund Complex”).
(b)

This charge applies to investors who buy between $1 million and $50 million of Class A shares and redeem them within 18 months of purchase, charged as follows: 1.00% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(c)	This charge decreases over time.
(d)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.
(e)

This redemption fee applies to Class Z shares to be received by the RiverSource LaSalle International Real Estate Fund common stockholders in the Reorganization that are redeemed (either by sale or exchange into another fund in the Combined Fund Complex) within one year of the Reorganization.

(f)	Share classes shown reflect expected share classes immediately following the Reorganization.
(g)	Class R shares of RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle Global Real Estate Fund were formerly named Class R2 shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

RiverSource Real Estate Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class I	Class R4	Class W
Management fees(1)	0.93%	0.93%	0.93%	0.93%	0.93%	0.93%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.25%
Other expenses(2)	0.46%	0.46%	0.46%	0.09%	0.39%	0.46%

Total annual Fund operating expenses	1.64%	2.39%	2.39%	1.02%	1.32%	1.64%
Fee waiver/expense reimbursement(3)	(0.13)%	(0.13)%	(0.13)%	0.00	0.00	(0.13)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.51%	2.26%	2.26%	1.02%	1.32%	1.51%

RiverSource LaSalle Global Real Estate Fund (Current) (Selling Fund)	Class A	Class C	Class I	Class R*	Class R4	Class R5
Management fees(4)	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other expenses(2)	2.11%	2.11%	1.89%	2.11%	2.15%	1.90%

Total annual Fund operating expenses	3.33%	4.08%	2.86%	3.58%	3.12%	2.87%
Fee waiver/expense reimbursement(5)	(1.74)%	(1.74)%	(1.74)%	(1.74)%	(1.75)%	(1.75)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.59%	2.34%	1.12%	1.84%	1.37%	1.12%

RiverSource LaSalle Monthly Dividend Real Estate Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class I	Class R*	Class R4	Class R5
Management fees(6)	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.00%
Other expenses(2)	1.08%	1.08%	1.08%	0.85%	1.08%	1.14%	0.89%

Total annual Fund operating expenses	2.22%	2.97%	2.97%	1.74%	2.47%	2.03%	1.78%
Fee waiver/expense reimbursement(7)	(0.62)%	(0.62)%	(0.62)%	(0.39)%	(0.62)%	(0.68)%	(0.43)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.60%	2.35%	2.35%	1.35%	1.85%	1.35%	1.35%

RiverSource LaSalle International Real Estate Fund (Current) (Selling Fund)**	Common Stock
Management fees(8)	1.00%
Distribution and/or service (12b-1) fees	0.00%
Other expenses(2)	0.40%

Total annual Fund operating expenses	1.40%

Columbia Real Estate Equity Fund (Current) (Buying Fund)	Class A	Class B	Class C	Class I	Class R	Class W	Class Z
Management fees(9)	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.25%	0.00%
Other expenses(10)	0.36%	0.36%	0.36%	0.21%	0.36%	0.36%	0.36%

Total annual Fund operating expenses(11)	1.36%	2.11%	2.11%	0.96%	1.61%	1.36%	1.11%

*	Class R shares of RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle Global Real Estate Fund were formerly named Class R2 shares.
**	Common stockholders of RiverSource LaSalle International Real Estate Fund will receive Class Z shares of the Buying Fund in the Reorganization.
(1)	Management fees are composed of an investment management services fee of 0.84%, a performance incentive adjustment of 0.03% and an administration fee of 0.06%.
(2)	Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010.
(3)

Columbia Management and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until August 31, 2011. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment (that increased the management fee by 0.03% for the most recent fiscal year), will not exceed 1.48% for Class A shares, 2.25% for Class B shares, 2.24% for Class C shares, 1.03% for Class I shares, 1.33% for Class R4 shares and 1.48% for Class W shares. Fee waivers and/or expense reimbursement amounts have been adjusted to reflect changes in contractual transfer agency fee rates, resulting in net expense ratios that may be below the stated contractual caps.

(4)	Management fees are composed of an investment management services fee of 0.92% and an administration fee of 0.05%.
(5)

Columbia Management and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until February 28, 2011. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), will not exceed 1.64% for Class A shares, 2.39% for Class C shares, 1.12% for Class I shares, 1.89% for Class R shares, 1.39% for Class R4 shares and 1.12% for Class R5 shares. Fee waivers and/or expense reimbursement amounts have been adjusted to reflect changes in contractual transfer agency fee rates, resulting in net expense ratios that may be below the stated contractual caps. Columbia Management has further contractually agreed, effective March 1, 2011, to reimburse a portion of the Selling Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 1.45% for Class A shares, 2.20% for Class C shares, 1.04% for Class I shares, 1.70% for Class R shares, 1.34% for Class R4 shares and 1.09% for Class R5 shares. The arrangement shall continue in effect until February 29, 2012. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

(6)	Management fees are composed of an investment management services fee of 0.86% and an administration fee of 0.03%.
(7)

Columbia Management and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until February 28, 2011. Under this agreement net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 1.60% for Class A shares, 2.35% for class B shares, 2.35% for Class C shares, 1.35% for Class I shares, 1.85% for Class R shares, 1.35% for Class R4 shares, and 1.35% for Class R5 shares. Columbia Management further has contractually agreed, effective March 1, 2011, to reimburse a portion of the Selling Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 1.51% for Class A shares, 2.26% for Class B shares,

2.26% for Class C shares, 1.09% for Class I shares, 1.76% for Class R shares, 1.39% for Class R4 shares and 1.14% for Class R5 shares. The arrangement shall continue in effect until February 29, 2012. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

(8)	Management fees are composed of an investment management services fee of 0.95% and an administration fee of 0.05%.
(9)

Management fees are composed of an investment management services fee of 0.69% and an administration fee of 0.06%. Management fees have been adjusted to reflect changes in contractual investment management fee rates expected to be effective in the second quarter of 2011. If the proposed changes were not reflected, Management fees shown would have been 0.75% (composed solely of an investment management services fee).

(10)

Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010, and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

(11)

Columbia Management has contractually agreed, effective March 1, 2011, to reimburse a portion of the Buying Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 1.45% for Class A shares, 2.20% for Class B shares, 2.20% for Class C shares, 1.09% for Class I shares, 1.70% for Class R shares, 1.45% for Class W shares and 1.20% for Class Z shares. The arrangement shall continue in effect until February 29, 2012. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

The number of Reorganizations that occur will affect the total annual Fund operating expenses of the Buying Fund on a pro forma combined basis after the Reorganizations. The tables below present the pro forma combined total annual Fund operating expenses of the Buying Fund assuming (1) that certain, but not all, of the Reorganizations are consummated and (2) that all of the Reorganizations are consummated. Specifically, the first table shows the pro forma combined total annual Fund operating expenses of the Buying Fund assuming the combination of Reorganizations that results in the highest possible total annual Fund operating expenses, the Reorganization of only RiverSource LaSalle Global Real Estate Fund, the second table shows the pro forma combined total annual Fund operating expenses of the Buying Fund assuming the combination of Reorganizations that results in the lowest possible total annual Fund operating expenses, the Reorganization of only RiverSource LaSalle International Real Estate Fund and the third table shows the pro forma combined total annual Fund operating expenses of the Buying Fund assuming the Reorganization of all of the Selling Funds.

Columbia Real Estate Equity Fund (Pro Forma — Highest) (Buying Fund)	Class A	Class B	Class C	Class I	Class R	Class R4	Class R5	Class W	Class Z
Management fees(1)	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.00%	0.25%	0.00%
Other expenses(2)	0.34%	0.34%	0.34%	0.09%	0.34%	0.39%	0.14%	0.34%	0.34%

Total annual Fund operating expenses	1.34%	2.09%	2.09%	0.84%	1.59%	1.14%	0.89%	1.34%	1.09%
Fee waiver/expense reimbursement(3)	(0.08)%	(0.08)%	(0.08)%	0.00%	(0.08)%	0.00%	0.00%	(0.08)%	(0.08)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.26%	2.01%	2.01%	0.84%	1.51%	1.14%	0.89%	1.26%	1.01%

Columbia Real Estate Equity Fund (Pro Forma — Lowest) (Buying Fund)	Class A	Class B	Class C	Class I	Class R	Class R4	Class R5	Class W	Class Z
Management fees(1)	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.00%	0.25%	0.00%
Other expenses(2)	0.26%	0.26%	0.26%	0.12%	0.26%	0.37%	0.12%	0.26%	0.26%

Total annual Fund operating expenses(3)	1.26%	2.01%	2.01%	0.87%	1.51%	1.12%	0.87%	1.26%	1.01%

Columbia Real Estate Equity Fund (Pro Forma — All Reorganizations) (Buying Fund)	Class A	Class B	Class C	Class I	Class R	Class R4	Class R5	Class W	Class Z
Management fees(1)	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.00%	0.25%	0.00%
Other expenses(2)	0.29%	0.29%	0.29%	0.11%	0.29%	0.38%	0.13%	0.29%	0.29%

Total annual Fund operating expenses	1.29%	2.04%	2.04%	0.86%	1.54%	1.13%	0.88%	1.29%	1.04%
Fee waiver/expense reimbursement(3)	(0.03)%	(0.03)%	(0.03)%	0.00%	(0.03)%	0.00%	0.00%	(0.03)%	(0.03)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.26%	2.01%	2.01%	0.86%	1.51%	1.13%	0.88%	1.26%	1.01%

(1)

Management fees are composed of an investment management services fee of 0.69% and an administration fee of 0.06%. Management fees have been adjusted to reflect changes in contractual investment management fee rates expected to be effective in the second quarter of 2011. If the proposed changes were not reflected, Management fees shown would have been 0.75% (composed solely of an investment management services fee).

(2)

Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010, and other changes to contractual fee rates expected to be effective in the second quarter of 2011.

(3)

Columbia Management has contractually agreed, assuming approval by shareholders of the Reorganization, effective March 1, 2011, to reimburse a portion of the Buying Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 1.26% for Class A shares, 2.01% for Class B shares, 2.01% for Class C shares, 1.09% for Class I shares, 1.51% for Class R shares, 1.39% for Class R4 shares, 1.14% for Class R5 shares, 1.26% for Class W shares and 1.01% for Class Z shares. The arrangement shall continue in effect until May 1, 2012. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem or sell all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganizations. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

RiverSource Real Estate Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$720	$1,051	$1,405	$2,401
Class B	$729	$1,033	$1,465	$2,534
Class C	$329	$733	$1,265	$2,721
Class I	$104	$325	$564	$1,252
Class R4	$134	$419	$724	$1,595
Class W	$154	$505	$881	$1,938

RiverSource LaSalle Global Real Estate Fund (Current) (Selling Fund)
Class A	$727	$1,388	$2,071	$3,881
Class C	$337	$1,083	$1,944	$4,169
Class I	$114	$722	$1,356	$3,065
Class R*	$187	$936	$1,708	$3,734
Class R4	$139	$799	$1,483	$3,312
Class R5	$114	$724	$1,360	$3,074

RiverSource LaSalle Monthly Dividend Real Estate Fund (Current) (Selling Fund)
Class A	$728	$1,174	$1,644	$2,942
Class B	$738	$1,161	$1,709	$3,072
Class C	$338	$861	$1,509	$3,249
Class I	$137	$510	$908	$2,025
Class R*	$188	$711	$1,261	$2,764
Class R4	$137	$571	$1,032	$2,309
Class R5	$137	$519	$925	$2,064

RiverSource LaSalle International Real Estate Fund (Current) (Selling Fund)
Common Stock	$143	$443	$767	$1,685

Columbia Real Estate Equity Fund (Current) (Buying Fund)
Class A	$706	$981	$1,277	$2,116
Class B	$714	$961	$1,334	$2,250
Class C	$314	$661	$1,134	$2,441
Class I	$98	$306	$531	$1,178
Class R	$164	$508	$876	$1,911
Class W	$138	$431	$745	$1,635
Class Z	$313	$353	$612	$1,352

Columbia Real Estate Equity Fund (Pro Forma — Highest Fees) (Buying Fund)	1 year	3 years	5 years	10 years
Class A	$696	$968	$1,260	$2,088
Class B	$704	$947	$1,316	$2,223
Class C	$304	$647	$1,116	$2,414
Class I	$86	$268	$466	$1,037
Class R	$720	$1,041	$1,384	$2,349
Class R4	$116	$362	$628	$1,386
Class R5	$91	$284	$493	$1,096
Class W	$128	$417	$726	$1,606
Class Z	$103	$339	$593	$1,322

Columbia Real Estate Equity Fund (Pro Forma — Lowest Fees) (Selling Fund)
Class A	$696	$952	$1,227	$2,010
Class B	$704	$930	$1,283	$2,144
Class C	$304	$630	$1,083	$2,338
Class I	$89	$278	$482	$1,073
Class R	$154	$477	$824	$1,802
Class R4	$114	$356	$617	$1,363
Class R5	$89	$278	$482	$1,073
Class W	$128	$400	$692	$1,523
Class Z	$103	$322	$558	$1,236

Columbia Real Estate Equity Fund (Pro Forma — All Reorganizations) (Buying Fund)
Class A	$696	$958	$1,239	$2,039
Class B	$704	$937	$1,295	$2,174
Class C	$304	$637	$1,095	$2,366
Class I	$88	$274	$477	$1,061
Class R	$154	$484	$837	$1,832
Class R4	$115	$359	$622	$1,375
Class R5	$90	$281	$488	$1,084
Class W	$128	$406	$705	$1,554
Class Z	$103	$328	$571	$1,268

*	Class R shares of RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle Global Real Estate Fund were formerly named Class R2 shares.

If you owned or will own any class of shares other than Class B or Class C shares, or Class Z shares received in connection with the Reorganization of RiverSource LaSalle International Real Estate Fund, you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, or Class Z shares acquired in the Reorganization of RiverSource LaSalle International Real Estate Fund, you would pay the following costs if you did not redeem or sell your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

RiverSource Real Estate Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class B	$229	$733	$1,265	$2,534
Class C	$229	$733	$1,265	$2,721

RiverSource LaSalle Global Real Estate Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class C	$237	$1,083	$1,944	$4,169

RiverSource LaSalle Monthly Dividend Real Estate Fund (Current) (Selling Fund)
Class B	$238	$861	$1,509	$3,072
Class C	$238	$861	$1,509	$3,249

Columbia Real Estate Equity Fund (Current) (Buying Fund)
Class B	$214	$661	$1,134	$2,250
Class C	$214	$661	$1,134	$2,441
Class Z	$313	$353	$612	$1,352

Columbia Real Estate Equity Fund (Pro Forma — Highest) (Buying Fund)
Class B	$204	$647	$1,116	$2,223
Class C	$204	$647	$1,116	$2,223
Class Z	$105	$339	$593	$1,322

Columbia Real Estate Equity Fund (Pro Forma — Lowest Fees) (Buying Fund)
Class B	$204	$630	$1,083	$2,144
Class C	$204	$630	$1,083	$2,338
Class Z	$103	$322	$558	$1,236

Columbia Real Estate Equity Fund (Pro Forma — All Reorganizations) (Buying Fund)
Class B	$204	$637	$1,095	$2,174
Class C	$204	$637	$1,095	$2,174
Class Z	$103	$328	$571	$1,268

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
RiverSource Real Estate Fund (Selling Fund)	93%
RiverSource LaSalle Global Real Estate Fund (Selling Fund)	83%
RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	87%
RiverSource LaSalle International Real Estate Fund (Selling Fund)	255%
Columbia Real Estate Equity Fund (Buying Fund)	32%

Proposal 1 Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Technology Fund into Columbia Seligman Global Technology Fund (formerly, Seligman Global Technology Fund)1

Comparison of the Selling Fund and the Buying Fund

The Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit C for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Selling Fund is organized as a series of a Massachusetts business trust and the Buying Fund is organized as a series of a Maryland corporation. The board of directors of Seligman Global Fund Series, Inc. has approved the redomiciling of its Columbia Seligman Global Technology Fund series into a newly created series of RiverSource Series Trust that has also been named Columbia Seligman Global Technology Fund. The Redomiciling is subject to approval by shareholders of Columbia Seligman Global Technology Fund. If the Redomiciling is approved by shareholders of Columbia Seligman Global Technology Fund, it is expected that the Redomiciling will occur prior to the Reorganization of Columbia Technology Fund, in which case the Buying Fund will be the newly created series of RiverSource Series Trust. If the Redomiciling has not been completed prior to the closing of the Reorganization, the Buying Fund will be the existing series of Seligman Global Fund Series, Inc. Please see Exhibit D to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia Technology Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments.

Buying Fund: Columbia Seligman Global Technology Fund seeks to provide shareholders with long-term capital appreciation.

Each Fund seeks capital appreciation, while the Selling Fund also normally invests at least 80% of its total net assets in stocks of technology companies that may benefit from technological improvements, advancements or developments.

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objective of the Selling Fund and the investment objective of the Buying Fund may be changed only with shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each Fund invests at least 80% of its net assets in equity securities of technology companies of any size. The 80% policy of the Selling Fund may not be changed without shareholder approval, while the 80% policy of the Buying Fund may be changed by the Fund’s board on 60 days notice to shareholders. The Buying Fund invests at least 40% of its net assets in foreign securities, while the Selling Fund does not specify a maximum or minimum percentage, though the Selling Fund generally invests significantly less in foreign investments than the Buying Fund. The Funds each may invest in convertible securities. The Buying Fund may, as a principal investment strategy, invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities; the Selling Fund is not similarly constrained. The Selling Fund may invest in derivatives for both hedging and non-hedging purposes as a principal investment strategy. The Buying Fund may invest in derivatives, but does not consider investment in derivatives part of its principal investment strategies.

(1)

All performance and other information attributed to Columbia Seligman Global Technology Fund herein reflects information about the Columbia Seligman Global Technology Fund series of Seligman Global Fund Series, Inc., even though the Buying Fund may be either that series or the newly created series of RiverSource Series Trust, depending on whether and when the redomiciling occurs.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia Technology Fund (Selling Fund)	Columbia Seligman Global Technology Fund (Buying Fund)
Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of technology companies that may benefit from technological improvements, advancements or developments.	The Fund generally invests at least 80% of its assets in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. Technology-related companies are those companies that use technology extensively to improve their business processes and applications. The technology industry comprises information technology and communications, as well as medical, environmental and bio-technology.
The Fund may invest in companies that have market capitalizations of any size and may invest a significant amount of its assets in smaller companies.	The Fund may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size, and the Fund may invest in these companies as well.
The Fund may invest in foreign securities. The Fund may invest in foreign securities directly or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

The Fund may invest in companies domiciled in any country which Columbia Management believes to be appropriate to the Fund’s objective. The Fund generally invests in several countries in different geographic regions.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. Columbia Management may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

The Fund may invest in convertible securities, including preferred stock, warrants and debentures.	The Fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary

Columbia Technology Fund (Selling Fund)	Columbia Seligman Global Technology Fund (Buying Fund)
receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.
The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

Columbia Management seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The Buying Fund uses an investment style that combines research into individual company attractiveness with macro analysis. This means that Columbia Management uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, Columbia Management looks for companies that it believes display one or more of the following:

•	Above-average growth prospects;

•	High profit margins;

•	Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity);

•	Quality management and equity ownership by executives;

•	Unique competitive advantages (e.g., market share, proprietary products); or

•	Potential for improvement in overall operations.

In evaluating whether to sell a security, Columbia Management considers, among other factors, whether:

•	Columbia Management believes its target price has been reached;

•	Its earnings are disappointing;

•	Its revenue growth has slowed;

•	Its underlying fundamentals have deteriorated;

•	If Columbia Management believes that negative country or regional factors may affect a company’s outlook; or

•	To meet cash requirements.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed, except that the Selling Fund is non-diversified, while the Buying Fund is diversified, and therefore the Selling Fund may invest a larger percentage of its assets in the securities of a limited number of issuers than can the Buying Fund. However, the board of directors of the Buying Fund has proposed that shareholders of the Buying Fund approve, at a shareholder meeting scheduled to be held prior to the Reorganization, a change in the policies of the Buying Fund that would permit it to become non-diversified. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies (in addition to those noted above) are set forth below:

Policy	Columbia Technology Fund (Selling Fund)	Columbia Seligman Global Technology Fund (Buying Fund)
Borrowing / Issuing Senior Securities	The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

The Fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

Commodities	The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.	The Fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.
Dealings with Directors and Officers	No fundamental policy.	The Fund will not purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund and the directors and officers of Columbia Management, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

Policy	Columbia Technology Fund (Selling Fund)	Columbia Seligman Global Technology Fund (Buying Fund)
Diversification	No fundamental policy.	The Fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.[2]
Industry Concentration	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
Lending	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.
Real Estate	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.	The Fund will not purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.
Repurchase Agreements	No fundamental policy.	The Fund will not enter into repurchase agreements of more than one week’s duration if more than 10% of the Fund’s net assets would be so invested.
Underwriting	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended, except when it might be deemed to be an underwriter either: (i) in

The Fund will not underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the

Securities Act of 1933, as amended, in disposing of a portfolio security or in

(2)	The board of directors of the Buying Fund has approved the elimination of this policy, subject to shareholder approval.

Policy	Columbia Technology Fund (Selling Fund)	Columbia Seligman Global Technology Fund (Buying Fund)
	connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.	connection with investments in other investment companies.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Columbia Technology Fund (Selling Fund)	Columbia Seligman Global Technology Fund (Buying Fund)
Illiquid Securities	The Fund may not invest more than 15% of its net assets in illiquid securities.	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.
Investments in Other Investment Companies	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.	Under the 1940 Act, the Fund may not acquire any securities of a registered open end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

•

Active Management Risk – The Buying Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Buying Fund’s investment objective. Due to its active management, the Buying Fund could underperform other mutual funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

•

Market Risk – The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Buying Fund to underperform other mutual funds if that style falls out of favor with the market. The Selling Fund is also subject to this principal risk.

•

Technology and Technology-Related Investment Risk – The Buying Fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Buying Fund. Finally, the Buying Fund may be susceptible to factors affecting the technology and technology-related industries, and the Buying Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

The Buying Fund seeks to limit risk by allocating investments among different sectors within the technology industry, as well as among different foreign markets. Allocating among a number of sectors reduces the effect the performance of any one sector or events in any one country will have on the Buying Fund’s entire investment portfolio. However, a decline in the value of one of the Buying Fund’s investments may offset potential gains from other investments.

The Selling Fund is also subject to this principal risk.

•

Risks of Foreign Investing – Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Buying Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

The Selling Fund is also subject to these principal risks.

•

Issuer Risk – An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. The Selling Fund is also subject to this risk.

•

Sector Risk – The Buying Fund may invest a significant part of its total assets in securities of companies primarily engaged in the technology, media or telecommunications sectors. This may result in greater fluctuations in value than would be the case for a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy. The Selling Fund is also subject to this principal risk.

•

Small and Mid-sized Company Risk – Investments in small and mid-sized companies often involve greater risks than investments in larger, more established companies because small and mid-sized companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies. The Selling Fund is also subject to this principal risk.

Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A or Class Z share information, as applicable, is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. Class Z shares of the Buying Fund are new; accordingly, performance information for that class is not shown. The returns shown are compared to measures of market performance shown for the same periods. The performance calculations in the tables assume:

•	the maximum sales charge for Class A shares;

•	sales at the end of the indicated period and deduction of the applicable CDSC for Class B and Class C shares;

•	no sales charge for Class Z shares; and

•	except as noted for Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

All performance information attributed to Columbia Seligman Global Technology Fund herein reflects information about the Columbia Seligman Global Technology Fund series of Seligman Global Fund Series, Inc., even though the Buying Fund may be either that series or the newly created series of RiverSource Series Trust, depending on whether and when the redomiciling occurs.

After-Tax Returns

After-tax returns are shown only for Class A shares or Class Z shares, as applicable. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

Columbia Technology Fund (Selling Fund)

CLASS Z SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +35.77% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –37.59% (quarter ended September 30, 2001).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class Z shares year-to-date return at September 30, 2010 was +14.54%.

Columbia Seligman Global Technology Fund (Buying Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +31.06% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -32.60% (quarter ended September 30, 2001).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +5.60%.

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	Since Inception (11/9/00)(1)
Columbia Technology Fund (Selling Fund)
Class A
Return before taxes	+42.02%	+1.58%	-0.97%

Class B
Return before taxes	+44.19%	+1.68%	-0.93%

Class C
Return before taxes	+48.29%	+2.05%	-0.91%

Class Z
Return before taxes	+50.85%	+3.04%	-0.11%
Return after taxes on distributions	+50.85%	+2.52%	-0.39%
Return after taxes on distributions and sale of Fund shares	+33.05%	+2.46%	-0.17%

Merrill Lynch 100 Technology Index (reflects no deduction for fees, expenses or taxes)	+66.86%	+2.28%	-5.71%

(1)

Class A and Class B are newer classes of shares. Their performance information includes returns of Class Z shares (the oldest existing Fund share class) for periods prior to their inception. The returns for Class C shares include the returns for Class B shares for periods prior to October 13, 2003, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Class Z shares for periods prior to November 1, 2002, the date on which Class B shares were initially offered by the Fund. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees between Class Z (or Class B) shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown would be lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A shares were initially offered on November 1, 2002, and Class Z shares were initially offered on November 9, 2000.

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	10 years
Columbia Seligman Global Technology Fund (Buying Fund)
Class A
Return before taxes	+54.40%	+6.28%	-3.40%
Return after taxes on distributions	+54.40%	+6.28%	-3.82%
Return after taxes on distributions and sale of Fund shares	+35.42%	+5.43%	-2.92%

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	10 years
Columbia Seligman Global Technology Fund (Buying Fund)
Class B
Return before taxes	+57.69%	+6.43%	-3.57%

Class C
Return before taxes	+61.80%	+6.74%	-3.55%

MSCI World IT Index	+50.88%	+1.67%	-8.51%

MSCI World Index	+30.79%	+2.57%	+0.23%

Lipper Global Science & Technology Funds Index	+72.12%	+4.18%	N/A

Proposal 2 Comparison of Objectives, Strategies and Risks. Reorganization of RiverSource Precious Metals and Mining Fund into Columbia Energy and Natural Resources Fund

Comparison of the Selling Fund and the Buying Fund

Both the Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit C for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Selling Fund is organized as a series of a Minnesota corporation and the Buying Fund is organized as a series of a Massachusetts business trust. Please see Exhibit D to this proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: RiverSource Precious Metals and Mining Fund seeks to provide shareholders with long-term growth of capital.

Buying Fund: Columbia Energy and Natural Resources Fund seeks long-term capital appreciation.

Each Fund seeks generally the same investment objective.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved. The investment objective of the Selling Fund may be changed only with shareholder approval, while the investment objective of the Buying Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Selling Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies in precious metals industries or in mining industries while the Buying Fund normally invests at least 80% of its net assets in equity securities of U.S. and foreign companies engaged in the energy and natural resources industries. The Selling Fund normally invests at least 65% of the Fund’s net assets in securities of companies in precious metals related industries, which may include up to 10% in gold, silver, or other precious metals, strategic metals or other metals occurring naturally within such metals, while the Buying Fund may invest up to 35% of its assets in precious metals and companies engaged in the production of precious metals. The Buying Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies; the Selling Fund has no similar principal investment strategy. The Selling Fund invests at least 50% of its total assets in foreign investments, although the Buying Fund generally invests significantly less in foreign investments than the Selling Fund. The Selling Fund invested significantly less in foreign investments than the Buying Fund during their most recent fiscal years. The Buying Fund may invest in derivatives for both hedging and non-hedging purposes as a principal investment strategy. The Selling Fund may invest in derivatives, but does not consider investment in derivatives part of its principal investment strategies. Both Funds are non-diversified.

Additional information regarding the principal investment strategies of each Fund is set forth below:

RiverSource Precious Metals and Mining Fund (Selling Fund)	Columbia Energy and Natural Resources Fund (Buying Fund)

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies in precious metals industries or in mining industries (including precious metals, non-precious metals and special minerals). Companies in precious metals industries include those engaged in exploration, mining, processing or distribution of gold and other precious metals and related minerals. Companies in mining industries include those engaged in the mining or procurement of not only precious metals, but also non-precious metals and minerals. Non-precious metals and minerals include things such as: nickel, copper, zinc, energy, coal, metallurgical coal, natural gas, salt, or other common metals or minerals.

The Fund’s 80% policy may be changed by the Fund’s board on 60 days notice to shareholders.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common and preferred stocks) of U.S. and foreign companies engaged in the energy and natural resources industries. Companies engaged in the energy and national resources industries include those engaged in the discovery, development, production or distribution of energy or natural resources and companies that develop technologies for, and furnish energy and natural resource supplies and services to, these companies.

The Fund’s 80% policy may be changed by the Fund’s board on 60 days notice to shareholders.

While the Fund will at all times maintain investments in securities of companies in both precious metals and in mining industries, under normal market conditions, at least 65% of the Fund’s net assets will be invested in securities of companies in precious metals related industries, which may include up to 10% in gold, silver, or other precious metals, strategic metals or other metals occurring naturally within such metals and at least 50% of the Fund’s net assets will be invested in foreign securities.	The Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. The Fund also may invest up to 35% of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals.
The Fund may invest in companies that have market capitalizations of any size.
The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

Buying Fund — Investment Style

A description of the investment style of the Buying Fund is set forth below.

The Buying Fund may invest in securities that Columbia Management believes are undervalued, represent growth opportunities, or both. Columbia Management combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Buying Fund’s portfolio. Columbia Management considers, among other factors:

•

various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, price-to-book value and discounted cash flow. Columbia Management believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

•	overall economic and market conditions.

Columbia Management may sell a security when the security’s price reaches a target; if Columbia Management believes that there has been deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Buying Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Buying Fund to incur higher transaction costs (which may adversely affect the Buying Fund’s performance) and may increase taxable distributions for shareholders.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	RiverSource Precious Metals and Mining Fund (Selling Fund)	Columbia Energy and Natural Resources Fund (Buying Fund)
Borrowing Money / Issuing Senior Securities

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Commodities	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in	The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such

Policy	RiverSource Precious Metals and Mining Fund (Selling Fund)	Columbia Energy and Natural Resources Fund (Buying Fund)
	securities or other instruments backed by, or whose value is derived from, physical commodities.(1)	programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
Diversification	The Fund is non-diversified.	The Fund is non-diversified.
Industry Concentration	The Fund will not invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and (iii) under normal market conditions, the Fund will invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the energy and other natural resources groups of industries.(2)

(1)	Additionally, the Fund may purchase gold, silver or other precious metals, strategic metals or other metals occurring naturally with such metals.
(2)

In determining whether the Buying Fund has invested at least 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the energy and other natural resources groups of industries, Columbia Management currently uses the Global Industry Classification Standard (“GICS”) produced by S&P and MSCI Inc. Columbia Management currently considers companies in each of the indicated GICS industry groups to be within the energy and other natural resources groups of industries: (i) Energy, (ii) Utilities, and (iii) Materials, but limited to companies in the following GICS industries and sub-industries: the Chemicals industry (companies that primarily produce or distribute industrial and basic chemicals, including the Commodity Chemicals, Diversified Chemicals, Fertilizers & Agriculture Chemicals, Industrial Gases, and Specialty Chemicals sub-industries), the Metals & Mining industry (companies that primarily produce, process, extract, or distribute precious or basic metals or minerals, including the Aluminum, Diversified Metals & Mining, Gold, Precious Metals & Minerals, and Steel sub-industries), and the Paper & Forest Products industry (companies that primarily cultivate or manufacture timber or wood-related products or paper products, including the Forest Products and Paper Products sub-industries).

Policy	RiverSource Precious Metals and Mining Fund (Selling Fund)	Columbia Energy and Natural Resources Fund (Buying Fund)
Lending	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Real Estate	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.
Underwriting	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended, except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	RiverSource Precious Metals and Mining Fund (Selling Fund)	Columbia Energy and Natural Resources Fund (Buying Fund)
Illiquid Securities	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.	The Fund may not invest more than 15% of their net assets in illiquid securities.
Limiting Investments in Foreign Securities	Under normal market conditions, the fund intends to invest at least 50% of its total assets in foreign investments.	No stated policy.
Securities of Other Investment Companies

Under the 1940 Act, the Fund may not acquire any securities of a registered open end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

•

Investment Strategy Risk – Columbia Management uses the principal investment strategies and other investment strategies to seek to achieve the Buying Fund’s investment objective. There is no assurance that the Buying Fund will achieve its investment objective. Investment decisions made by Columbia Management in using these strategies may not produce the returns expected by Columbia Management, may cause the Buying Fund’s shares to lose value or may cause the Buying Fund to underperform other funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

•

Market Risk – Market risk refers to the possibility that the market values of securities that the Buying Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Buying Fund. Accordingly, an investment in the Buying Fund could lose money over short or even long periods. The market values of the securities the Buying Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. The Selling Fund is also subject to this principal risk.

•

Energy and Natural Resources Sector Risk – The Buying Fund is subject to the risk that the securities of the issuers engaged in the energy and natural resources sector will underperform other market sectors or the market as a whole. To the extent that the Fund invests in issuers conducting business in the same or similar sectors, the Fund is subject to a greater extent to legislative regulatory changes, adverse market conditions and/or increased competition affecting that sector or those sectors. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in business activities relating to such natural resource. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the price of energy-related investments. In addition, prices of, and thus the Buying Fund’s investments in, precious metals are considered speculative and are affected by a variety of worldwide and economic, financial and political factors. Prices of precious metals may fluctuate sharply over time. The Selling Fund is also subject to sector risk, although its focus is more concentrated in industries related to precious metals, non precious metals and minerals than the Buying Fund, and it may therefore be subject to sector risk, particularly risks associated with investments in industries related to precious metals, non precious metals and minerals, to a greater extent.

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Growth Securities Risk – Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. The Selling Fund is also subject to this principal risk.

•

Value Securities Risk – Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet Columbia Management’s future value assessment of that security, or may decline. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time. The Selling Fund is also subject to this principal risk.

•

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Buying Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Buying Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies. The Selling Fund is also subject to this principal risk.

•

Derivatives Risk – Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). Derivatives involve special risks and may result in losses or may limit the Buying Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Buying Fund to lose more money than it would have lost had it invested in the underlying security or other asset. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Buying Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Buying Fund’s derivative positions at times when the Buying Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Buying Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. For more information on the risks of derivative investments and strategies, see the Merger SAI. The Selling Fund is not subject to derivatives risk as a principal risk, but may be subject to such risk to the extent of its investments, if any, in derivatives.

•

Smaller Company Securities Risk – Securities of small- or mid-capitalization companies (“smaller companies”) can, in certain circumstances, have a higher potential for gains than securities of large-capitalization companies but may also have more risk. For example, smaller companies may be more vulnerable to market downturns and adverse business or economic events than larger, more established companies because they may have more limited financial resources and business operations. These companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Their securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. In addition, some smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. The Selling Fund is also subject to this principal risk.

•

Frequent Trading Risk – Frequent trading of investments increases the possibility that the Buying Fund will realize taxable capital gains (including short-term capital gains, which are generally taxable at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Buying Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Buying Fund’s return. The Selling Fund is not subject to frequent trading risk as a principal risk, but may be subject to such risk to the extent it engages in frequent trading of investments.

•

Non-Diversified Mutual Fund Risk – The Buying Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Buying Fund could affect the overall value of the Buying Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Buying Fund’s value will likely be more volatile than the value of more diversified funds. The Buying Fund may not operate as a non-diversified fund at all times. The Selling Fund is also subject to this principal risk.

Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waivers or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. Class I and Class R shares of the Buying Fund are new, and Class B and Class R4 shares of the Buying Fund have not yet commenced operations; accordingly, performance information for those classes is not shown. The returns shown are compared to measures of market performance shown for the same periods. The performance calculations in the tables assume:

•	the maximum sales charge for Class A shares;

•	sales at the end of the indicated period and deduction of the applicable CDSC for Class B and Class C shares;

•	no sales charge for Class Z shares; and

•	except as noted for Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

RiverSource Precious Metals and Mining Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +34.76% (quarter ended March 31, 2002) and the lowest return for a calendar quarter was -32.95% (quarter ended September 30, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +21.65%.

Columbia Energy and Natural Resources Fund (Buying Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +27.27% (quarter ended June 30, 2008) and the lowest return for a calendar quarter was -38.21% (quarter ended Sept. 30, 2008).

The returns shown for periods prior to March 31, 2008 include the returns of Energy and Natural Resources Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc.

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was -3.59%.

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	10 years	Class C Since Inception (6/26/00)	Class I Since Inception (7/25/04)
RiverSource Precious Metals and Mining Fund (Selling Fund):
Class A
Return before taxes	+41.67%	+15.80%	+15.69%	N/A	N/A
Return after taxes on distributions	+40.67%	+12.89%	+13.36%	N/A	N/A
Return after taxes on distributions and sale of Fund shares	+27.07%	+12.36%	+12.77%	N/A	N/A

Class B
Return before taxes	+44.07%	+16.06%	+15.50%	N/A	N/A

Class C
Return before taxes	+48.04%	+16.28%	N/A	+18.89%	N/A

Class I
Return before taxes	+51.04%	+17.71%	N/A	N/A	+17.21%

Class R4
Return before taxes	+50.52%	+17.51%	+16.65%	N/A	N/A

Philadelphia Stock Exchange Gold & Silver Index (reflects no deduction for fees, expenses or taxes)	+36.63%	+12.26%	+10.98%	+13.62%	+13.30%

Lipper Precious Metals Funds Index (reflects no deduction for fees, expenses or taxes)	+59.90%	+19.29%	+18.88%	+22.24%	+19.97%

Average Annual Total Returns (for periods ended December 31, 2009)(1)

	1 year	5 years	10 years
Columbia Energy and Natural Resources Fund (Buying Fund):
Class A(2)
Return before taxes	+32.29%	+10.40%	+12.45%
Return after taxes on distributions	+32.28%	+7.82%	+10.52%
Return after taxes on distributions and sale of Fund shares	+21.01%	+8.22%	+10.31%

Class C(2)
Return before taxes	+38.43%	+11.36%	+12.94%

S&P North American Natural Resources Sector Index (reflects no deductions for fees, sales charges, expenses or taxes)	+37.54%	+11.14%	+9.22%

(1)	The returns shown for periods prior to March 31, 2008 include the returns of Energy and Natural Resources Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc.
(2)

Class A and Class C are newer classes of shares. Their performance information includes returns of Class Z shares (the oldest existing Fund share class) for periods prior to their inception. These returns reflect differences in sales charges but have not been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees, between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class C shares were initially offered on September 28, 2007.

Proposal 3 Comparison of Objectives, Strategies and Risks. Reorganization of each of RiverSource Real Estate Fund, RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle International Real Estate Fund into Columbia Real Estate Equity Fund

Comparison of the Selling Fund and the Buying Fund

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Investment Managers. Columbia Management serves as an investment manager for each of the Funds. Neither the Buying Fund nor RiverSource Real Estate Fund are subadvised. LaSalle Investment Management (Securities), L.P. (“LaSalle Securities U.S.”) and LaSalle Investment Management Securities B.V. (“LaSalle Securities B.V.”) serve as subadvisers for RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle International Real Estate Fund. LaSalle Securities U.S. also serves as subadviser for RiverSource LaSalle Monthly Dividend Real Estate Fund.

•	Buying, Selling and Exchanging Shares

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The Buying Fund, RiverSource Real Estate Fund, RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit C for a description of these policies for the Buying Fund.

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RiverSource LaSalle International Real Estate Fund (the “Closed-End Fund”) is a closed-end management investment company the shares of which are not redeemable by the Closed-End Fund, are not distributed by the Funds’ distributor and trade on the New York Stock Exchange. If the Reorganization is approved, stockholders of the Closed-End Fund will receive Class Z shares of the Buying Fund in exchange for their shares of common stock, taken at net asset value at the closing of the Reorganization. Important differences between the Closed-End Fund’s buying, selling and exchanging policies and the policies of the Buying Fund are as follows:

	RiverSource LaSalle International Real Estate Fund (Closed-End Fund)	Columbia Real Estate Equity Fund (Open-End Fund)
Buying Shares	Shares of the Closed-End Fund are typically purchased in the secondary market through financial intermediaries. The price at which shares are purchased is market price, which may be equal to, higher, or lower than net asset value.	Class Z shares of the Buying Fund are purchased from the Fund at net asset value.
Redeeming /Selling Shares	Shares of the Closed-End Fund are typically sold in the secondary market through financial intermediaries. The price at which shares are sold is market price, which may be equal to, higher, or lower than net asset value. Closed-End Fund stockholders may not redeem their shares from the Closed-End Fund.	Class Z shares of the Buying Fund are redeemable at the shareholder’s option through the Fund’s transfer agent at net asset value. A 2% fee will apply to redemptions of Class Z shares within one year of the Reorganization to former stockholders of the Closed-End Fund.
Exchanging Shares	The shares of the Closed-End Fund have no exchange rights.	Class Z shares of the Buying Fund are exchangeable for Class Z shares of other funds in the Combined Fund Complex. A 2% fee will apply to exchanges of Class Z shares within one year of the Reorganization to former stockholders of the Closed-End Fund.

•

Dividend Policies: The Closed-End Fund is subject to an “earned distribution policy,” under which the Closed-End Fund generally intends to make distributions to stockholders that are approximately equal to all distributions received by the Closed-End Fund from its underlying portfolio investments (regardless of their characterization for tax purposes), less fund expenses. These distributions received by the Closed-End Fund from its underlying portfolio investments may include returns of capital from such investments. In addition, the Closed-End Fund may, from time to time, make distributions in excess of the foregoing, and this excess may be a return of capital distributed from the Closed-End Fund’s assets. The Closed-End Fund pays its distributions quarterly.

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Organization. The Buying Fund, RiverSource Real Estate Fund, RiverSource LaSalle Global Real Estate Fund, and RiverSource LaSalle Monthly Dividend Real Estate Fund are structured as series of open-end management investment companies. RiverSource LaSalle International Real Estate Fund is structured as a closed-end management investment company. The Buying Fund is organized as a series of a Massachusetts business trust. RiverSource Real Estate Fund is organized as a series of a Minnesota corporation. RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle Global Real Estate Fund are organized as series of Maryland corporations. RiverSource LaSalle International Real Estate Fund is organized as a Maryland corporation. Please see Exhibit D to this proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Buying Fund and shareholders of each Selling Fund.

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Closed-End versus Open-End Funds. For additional information on the differences between closed-end and open-end funds, please see Exhibit E. For additional information regarding RiverSource LaSalle International Real Estate Fund, please see Exhibit F.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: RiverSource Real Estate Fund seeks to provide shareholders with total return from both current income and capital appreciation.

Selling Fund: RiverSource LaSalle Global Real Estate Fund seeks to provide shareholders with total return through a combination of current income and long-term capital appreciation.

Selling Fund: RiverSource LaSalle Monthly Dividend Real Estate Fund seeks to provide shareholders with a high level of current income and, secondarily, capital appreciation.

Selling Fund: RiverSource LaSalle International Real Estate Fund’s primary investment objective is long-term capital appreciation and its secondary objective is current income.

Buying Fund: Columbia Real Estate Equity Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies primarily engaged in the real estate industry, including real estate investment trusts1.

Each Fund seeks current income or capital appreciation, except that RiverSource LaSalle Monthly Dividend Real Estate Fund primarily seeks current income and secondarily seeks capital appreciation, while RiverSource LaSalle International Real Estate Fund primarily seeks long-term capital appreciation and secondarily seeks current income. Columbia Real Estate Equity Fund also normally invests at least 80% of its net assets in stocks of companies primarily engaged in the real estate industry, including real estate investment trusts.

(1)

The board of trustees of the Buying Fund has proposed that shareholders of the Buying Fund approve, at a shareholder meeting scheduled to be held prior to the Reorganization, a change of the 80% policy from a fundamental policy to a non-fundamental policy of the Buying Fund.

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objective of each of the Buying Fund, RiverSource Real Estate Fund, and RiverSource LaSalle Monthly Dividend Real Estate Fund may be changed only with shareholder approval, while the investment objective of each of RiverSource LaSalle International Real Estate Fund and RiverSource LaSalle Global Real Estate Fund may be changed without shareholder approval on sixty days notice to shareholders.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each Fund primarily invests in equity securities of companies in the real estate industry, including real estate investment trusts (“REITs”). The Buying Fund has a policy of investing at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry, including REITs. Currently, the Buying Fund’s 80% policy cannot be changed without shareholder approval; however, the board of trustees of the Buying Fund has proposed that shareholders of the Buying Fund approve, at a shareholder meeting scheduled to be held prior to the Reorganization, authorizing the board of trustees to change, without shareholder approval, the 80% policy on sixty days notice to shareholders. Currently, each of the Selling Funds’ 80% policies (described below) may be changed by its Board without shareholder approval upon sixty days notice to shareholders.

The Buying Fund may invest in equity REITs, mortgage REITs and hybrid REITs. RiverSource Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund emphasize investments in equity REITs, although each may invest in other types of REITs. RiverSource LaSalle Global Real Estate Fund generally invests at least 40% of its net assets, and RiverSource LaSalle International Real Estate Fund invests at least 80% of its assets, in securities of companies that maintain their principal place of business or conduct their principal business activities outside the United States, have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. Each of RiverSource Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund may invest up to 25% of its net assets in foreign investments. The Buying Fund is not subject to any similar geographic restriction.

The Buying Fund may invest in derivatives as a principal investment strategy, and RiverSource LaSalle International Real Estate Fund may invest in certain specified types of derivative transactions as part of its principal investment strategies. Each of the other Selling Funds may invest in derivatives, but does not consider investment in derivatives part of its principal investment strategies.

Each of the Funds other than RiverSource LaSalle Monthly Dividend Real Estate Fund is non-diversified, which means that each can invest a greater percentage of its assets in securities of a limited number of issuers than can a diversified fund.

Additional information regarding the principal investment strategies of each Fund is set forth below:

RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)
Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies operating in the real estate industry, including equity securities of REITs, and other real	The Fund concentrates its investments in the real estate industry. The Fund intends to invest, under normal market conditions, at least 80% of its net assets in equity and equity-related	The Fund concentrates its investments in the real estate industry, investing, under normal conditions, at least 80% of its net assets in equity and equity-related securities issued by	The Fund intends to invest, under normal market conditions, at least 80% of its “managed assets” (the net asset value of the Fund’s common stock plus the liquidation preference of any	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry, including

RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)

estate related investment companies that invest in real estate or real estate debt and which qualify for REIT tax status. The Fund invests primarily in equity securities.

The Fund expects to emphasize investments in equity REITs, although it may invest in all types of REITs.

securities issued by “Global Real Estate Companies,” which are companies that meet one of the following criteria:

•Companies qualifying for U.S. federal income tax purposes as REITs;

•Entities similar to REITs formed under the laws of non-U.S. countries; or

•Other companies located in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets in such real estate.

“real estate companies” (as defined below), such as REITs.

A real estate company is a

company that, at the time of initial purchase by the Fund, derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or has at least 50% of its assets in such real estate.

The Fund anticipates that it will invest primarily in securities issued by equity REITs, which are REITs that invest the majority of their assets directly in real property and derive their income primarily from rents, that are expected to pay dividends at a rate which is similar to the average paid by the REITs in the Fund’s benchmark. The Fund intends to pay dividends from its net investment income monthly and distribute any net capital gains realized on investments annually.

issued and outstanding preferred shares and the principal amount of any borrowings used for leverage) in equity and equity-related securities issued by “International Real Estate Companies,” which are Real Estate Companies that meet one of the following criteria:

•entities that maintain their principal place of business or conduct their principal business activities outside the U.S.;

•have their securities principally traded on non-U.S. exchanges; or

•have been formed under the laws of a country other than the U.S.

The Fund defines Real Estate Companies as companies that meet one of the following criteria:

•REITs, which are generally defined under U.S. laws as corporations, trusts, or associations that invest primarily in income-producing real estate or real

REITs. Equity securities include, among other things, common stocks, preferred stocks and securities convertible into common and preferred stocks.

A company is “principally engaged” in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund may invest in equity REITs, mortgage REITs and hybrid REITs.

RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)

         estate related loans or interests;

•    entities similar to REITs formed under the laws of countries other than the U.S.; or

•    other companies that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have 50% or more of their assets (as shown on their most recent balance sheet or based on the Fund’s subadvisers’ estimate of the market value of their real estate assets) consisting of real estate.

			The Fund may enter into various interest rate transactions such as interest rate swaps and may enter into various currency	The Fund may invest in derivatives, including futures, forwards,

RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)
			transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures.	options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.
The Fund is a non-diversified fund.	The Fund is a non-diversified fund.	The Fund is diversified.	The Fund is non-diversified.	The Fund is non-diversified.

The Fund may invest in Global Real Estate Companies located in any country, including up to 15% of its net assets in securities of companies in emerging markets.

Under normal market conditions, the Fund expects to maintain investments in at least three developed countries, including the U.S., and will not invest more than 10% of its net assets in the securities of any single issuer. Under normal market conditions, the Fund generally will invest at least 40% of its net assets

Although the
Fund will invest
primarily in
U.S. markets,
the portfolio
manager also
considers
information
derived from
the extensive
research and
property
management
organization of
its affiliates
located in 170
key markets in
more than 60
countries on
		five continents.	The Fund may invest in Real Estate Companies organized under the laws of any country. The Fund may invest up to 30% of its managed assets in securities of Real Estate Companies that are organized under the laws of emerging market countries. The Fund’s exposure to emerging markets may be greater if non-emerging market entities own emerging markets assets. Under normal market conditions, the Fund expects to maintain investments in at least three developed countries, and will

RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)
in Global Real Estate Companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. As a result, the Fund may make substantial investments in non-U.S. dollar denominated securities. The Fund’s portfolio managers may reduce this 40% minimum investment amount to 30% if the portfolio managers believe that market conditions for these types of Global Real Estate Companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.

not invest more than 10% of its managed assets in the securities of any single issuer.

The Fund may invest up to 20% of its managed assets in equity and equity related securities of Domestic Real

Estate Companies (Real Estate Companies organized under the laws of the U.S.), as well as fixed-income securities of any credit quality of any non-U.S. or U.S. issuer, including Real Estate Companies and governmental and corporate issuers. The Fund’s exposure to U.S. assets may be significantly greater if foreign entities own U.S. assets. The Fund will not invest directly in real estate.

It is the Fund’s current intention to initially allocate at least 80% of the Fund’s managed assets to International Real Estate Companies and up to 20% of the Fund’s managed assets to Domestic Real Estate Companies and other investments. The Fund’s strategy to invest, under normal market conditions, at least 80% of its

RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)

managed assets in International Real Estate Companies means the Fund will make substantial investments in non-U.S. dollar denominated securities.

The Fund may invest up to 100% of its managed assets in foreign securities, including securities denominated in foreign currencies or in multinational currency units.

To increase the amount of the Fund’s current income, the Fund may buy and hold dividend paying securities of Real Estate Companies. In addition, the Fund pursues a dividend capture trade rotation of such securities. The Fund currently limits its dividend capture strategy to purchases of Domestic Real Estate Companies, although it may expand such strategy to include the purchase of International Real Estate Companies in the future.

In a dividend capture trade, the Fund sells a stock on or shortly after the stock’s ex-dividend date and uses the sale

RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)
proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold.

Through this rotation practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock, which will augment the total amount of dividend income the Fund receives over this period.

The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain.

The Fund’s subadvisers may allocate up to 30% of the Fund’s assets to dividend capture trades to enhance the potential current income to the Fund.
The Fund may engage in short-term trading strategies such as the dividend capture strategy, and securities may be sold without regard to the length of time held when, in the opinion of the Fund’s subadvisers, investment considerations warrant such action. These policies may have the effect of

RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)
increasing the Fund’s annual portfolio turnover rate. It is expected that the annual portfolio turnover rate of the Fund will likely exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short-term capital gains.

Buying Fund – Investment Style

A description of the investment style of the Buying Fund is set forth below.

Columbia Management combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Buying Fund’s portfolio.

Columbia Management considers, among other factors:

•	overall economic and market conditions.

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

Columbia Management may sell a security when the security’s price reaches a target set by Columbia Management; if Columbia Management believes that there has been deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

Differences between each Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in each Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganizations occur, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of each Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed, except that RiverSource LaSalle Monthly Dividend Real Estate Fund is diversified, while the Buying Fund is non-diversified, and therefore the Buying Fund may invest a greater percentage of its assets in the securities of a limited number of issuers than can RiverSource LaSalle Monthly Dividend Real Estate Fund. Because the Buying Fund is an open-end fund, it may need to maintain cash to meet anticipated redemptions, and therefore may not be as fully invested as RiverSource LaSalle International Real Estate Fund. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies (in addition to those noted above) are set forth below:

	RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)
Borrowing /Issuing Senior Securities	The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

The Fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

Commodities	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts	The Fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.			The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or

	RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)
	or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.				which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
Dealings with Directors and Officers	No fundamental policy.	The Fund will not purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.		No fundamental policy.
Diversification	The Fund is non-diversified.	The Fund is diversified		The Fund is non-diversified.	The Fund is non-diversified.
Industry Concentration	Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies operating in the real estate industry.	The Fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its total assets in securities of issuers principally engaged in the real estate industry (in which the Fund intends to concentrate) and may invest without limit in securities issued or guaranteed by the U.S. government		The Fund will not invest 25% or more of its managed assets, at market value, in the securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value	With the exception of investing at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry, the Fund may not

RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)
or any of its agencies or instrumentalities.	of its total assets in securities of issuers principally engaged in the real estate industry (in which the Fund intends to concentrate) and may invest without limit in securities issued or guaranteed by the U.S. government or
			any of its agencies or instrumentalities.	purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations

	RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)
thereunder and any applicable exemptive relief.(1)
Lending	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.	The Fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.			The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Real Estate	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments	The Fund will not purchase or hold any real estate, except that the Fund may (A) invest in (i) securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or	The Fund will not purchase or hold any real estate, except that the Fund may (A) invest in (i) securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or	The Fund will not purchase or hold any real estate, except that the Fund may (A) invest in (i) securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real

(1)

In determining whether a purchase by Columbia Real Estate Equity Fund would cause the Fund to have invested less than 65% of the value of its total assets in securities of companies principally engaged in the real estate industry, Columbia Management currently uses the Global Industry Classification Standard (“GICS”) produced by S&P and MSCI Inc.

	RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)
	backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.	interests therein or (ii) securities of issuers that deal in real estate or are engaged in the real estate business, including but not limited to real estate investment trusts and Global Real Estate Companies, as defined in the Fund’s prospectus, and (B) hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	interests therein or (ii) securities of issuers that deal in real estate or are engaged in the real estate business, including but not limited to real estate investment trusts, and (B) hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	interests therein or (ii) securities of issuers that deal in real estate or are engaged in the real estate business, including but not limited to real estate investment trusts and Real Estate Companies as defined in the Fund’s prospectus (dated May 24, 2007, relating to its initial public offering), and (B) hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.
Underwriting	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.	The Fund will not underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”) in disposing of a portfolio security or in connection with investments in other investment companies.			The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii)

RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)
in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Differences between each Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in each Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganizations occur, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)
Foreign Investments	Up to 25% of the Fund’s net assets may be invested in foreign investments.	The Fund normally invests at least 40% of its net assets in Global Real Estate companies (defined above).	Up to 25% of the Fund’s net assets may be invested in foreign investments.	The Fund normally invests at least 80% of its managed assets in International Real Estate companies (defined above).	No stated policy

Policy	RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)
Illiquid Securities	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.			The Fund may invest up to 15% of its managed assets in illiquid securities.	The Fund may not invest more than 15% of its net assets in illiquid securities
Investing in other Investment Companies

Under the 1940 Act, the Fund may not acquire any securities of a registered open end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

Under the 1940 Act, the Fund may not acquire any securities of a registered open end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

Under the 1940 Act, the Fund may not acquire any securities of a registered open end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

				No stated policy.	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Policy	RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)
Investing in Foreign Cash Equivalents	No stated policy.	No stated policy.	No stated policy.	For temporary defensive purposes in response to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers’ acceptances, fixed-time deposits, or repurchase agreements for such securities, and securities of the U.S. government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund’s investments in foreign cash equivalents will be limited to those that will in the opinion of the investment manager or Subadviser(s), equate generally to the standards	No stated policy.

Policy	RiverSource Real Estate Fund (Selling Fund)	RiverSource LaSalle Global Real Estate Fund (Selling Fund)	RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	RiverSource LaSalle International Real Estate Fund (Selling Fund)	Columbia Real Estate Equity Fund (Buying Fund)
established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the U.S. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

Differences between each Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in each Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Funds are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies (although RiverSource LaSalle International

Real Estate Fund and RiverSource Global Real Estate Fund invest in securities of foreign companies to a greater extent than the Buying Fund, and may therefore be exposed to the risks associated with foreign securities to a greater extent). The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of each Selling Fund are also identified below.

•

Investment Strategy Risk. Columbia Management uses the principal investment strategies and other investment strategies to seek to achieve the Buying Fund’s investment objective. There is no assurance that the Buying Fund will achieve its investment objective. Investment decisions made by Columbia Management in using these strategies may not produce the returns expected by Columbia Management, may cause the Buying Fund’s shares to lose value or may cause the Buying Fund to underperform other funds with similar investment objectives. Each Selling Fund also is subject to this principal risk.

•

Market Risk. Market risk refers to the possibility that the market values of securities that the Buying Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Buying Fund. Accordingly, an investment in the Buying Fund could lose money over short or even long periods. The market values of the securities the Buying Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. Each Selling Fund also is subject to this principal risk.

•

Real Estate Sector Risk. Interests held in REITs and in securities of other companies principally engaged in the real estate industry are subject to risks similar to those of direct investments in real estate. These risks include fluctuating property values, locally, regionally and nationally, which are affected by various factors including interest rates, property taxes, operating expenses, occupancy rates, environmental regulations and contamination, availability of credit, uninsured casualty and condemnation. The value of REITs and other companies principally engaged in the real estate industry are also affected by, among other factors, changes in the prospect for earnings and/or cash flow growth of the REIT or such real estate-related company itself. Because the value of REITs and real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Buying Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors. Each Selling Fund also is subject to this principal risk.

•

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. government. The Buying Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. RiverSource LaSalle International Real Estate Fund is also subject to this risk. The other Selling Funds are not subject to credit risk as a principal risk, but may be subject to such risk to the extent of their investments, if any, in debt securities and certain derivative transactions.

•

Reinvestment Risk. Income from the Buying Fund’s debt securities portfolio will decline if and when the Buying Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Buying Fund’s portfolio. RiverSource LaSalle Monthly Dividend Real Estate Fund, RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle International Real Estate Fund also are subject to this risk. RiverSource Real Estate Fund is not subject to reinvestment risk as a principal risk, but may be subject to such risk to the extent of its investments, if any, in securities with market interest rates that are below the current earnings rates of its portfolio.

•

Interest Rate Risk. Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Buying Fund receives from it but may affect the value of the Buying Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations. RiverSource LaSalle International Real Estate Fund also is subject to this principal risk. The other Selling Funds are not subject to interest rate risk as a principal risk, but may be subject to such risk to the extent of their investments, if any, in debt securities.

•

Derivatives Risk. Derivatives Risk – Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Derivatives involve special risks and may result in losses or may limit the Buying Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Buying Fund to lose more money than it would have lost had it invested in the underlying security or other asset. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Buying Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Buying Fund’s derivative positions at times when the Buying Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Buying Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. For more information on the risks of derivative investments and strategies, see the Merger SAI. RiverSource LaSalle International Real Estate Fund is also subject to this principal risk. The other Selling Funds are not subject to derivatives risk as a principal risk, but may be subject to such risk to the extent of their investments, if any, in derivatives.

•

Non-Diversified Mutual Fund Risk. The Buying Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Buying Fund could affect the overall value of the Buying Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Buying Fund’s value will likely be more volatile than the value of more diversified funds. RiverSource LaSalle Global Real Estate Fund, RiverSource Real Estate Fund, and (although not a mutual fund) RiverSource LaSalle International Real Estate Fund are also subject to this principal risk. RiverSource LaSalle Monthly Dividend Real Estate Fund is a diversified Fund and thus is not subject to this risk.

Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A or Class Z share information, as applicable, is shown in the bar charts for all Funds other than RiverSource LaSalle International Real Estate Fund, which presents information for its common stock based on net asset value and market price; the sales charge for Class A shares and shares of common stock of RiverSource LaSalle International Real Estate Fund are not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. Class I, Class R and Class W shares of the Buying Fund are new, and Class R4 and Class R5 shares of the Buying Fund have not yet commenced operations; accordingly, performance information for those classes is not shown. The returns shown are compared to measures of market performance shown for the same periods. The performance calculations in the tables assume:

•	the maximum applicable sales charge for Class A shares or the 4.50% sales load on common stock of the Closed-End Fund (as a percentage of the public offering price of $25), as applicable;

•	sales at the end of the indicated period and deduction of the applicable CDSC for Class B and Class C shares; and

•	except as noted for Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A or Class Z shares, as applicable, and common stock of the RiverSource LaSalle International Real Estate Fund. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

RiverSource Real Estate Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +32.17% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -39.45% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +17.77%.

RiverSource LaSalle Global Real Estate Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +31.27% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -38.04% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +15.38%.

RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +36.26% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -45.42% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +19.69%.

RiverSource LaSalle International Real Estate Fund (Selling Fund)

COMMON STOCK PERFORMANCE

(based on calendar years)

(At Market Price)

During the periods shown in the bar chart, the highest return for a calendar quarter was +36.79% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -22.93% (quarter ended March 31, 2009).

The Fund’s common stock year-to-date market price return at September 30, 2010 was +31.05%.

RiverSource LaSalle International Real Estate Fund (Selling Fund)

COMMON STOCK SHARE PERFORMANCE

(based on calendar years)

(At Net Asset Value)

During the periods shown in the bar chart, the highest return for a calendar quarter was +30.75% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -22.35% (quarter ended March 31, 2009).

The Fund’s common stock year-to-date NAV return at September 30, 2010 was +12.61%.

Columbia Real Estate Equity Fund (Buying Fund)

CLASS Z SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +28.41% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -37.64% (quarter ended December 31, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class Z shares year-to-date return at September 30, 2010 was +18.21%.

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 year	Since Inception (Classes A, B, C, I & R4) (03/04/04)	Since Inception (Class W) (12/01/06)
RiverSource Real Estate Fund (Selling Fund)
Class A
Return before taxes	+22.35%	-0.63%	+3.16%	N/A
Return after taxes on distributions	+20.89%	-2.26%	+1.59%	N/A
Return after taxes on distributions and sale of Fund shares	+14.28%	-0.92%	+2.30%	N/A

Class B
Return before taxes	+23.87%	-0.50%	+3.28%	N/A

Class C
Return before taxes	+28.02%	-0.20%	+3.42%	N/A

Class I
Return before taxes	+30.51%	+1.02%	+4.64%	N/A

Class R4
Return before taxes	+30.02%	+0.84%	+4.49%	N/A

Class W
Return before taxes	+29.86%	N/A	N/A	-13.18%

Dow Jones Select Real Estate Securities Index (Float-Weighted) (reflects no deduction for fees, expenses, or taxes)	+29.01%	-0.26%	+3.50%	-14.09%

Lipper Real Estate Funds Index (reflects no deduction for fees or taxes)	+28.50%	-0.04%	+3.37%	-12.20%

Average Annual Total Returns (for periods ended December 31, 2009)(1)

	1 year	Since Inception (12/29/06)
RiverSource LaSalle Global Real Estate Fund (Selling Fund)
Class A
Return before taxes	+20.96%	-20.43%
Return after taxes on distributions	+19.06%	-21.24%
Return after taxes on distributions and sale of Fund shares	+13.46%	-17.07%

Class C
Return before taxes	+26.10%	-19.43%

Class R(2)
Return before taxes	+27.96%	-18.90%

Class R5
Return before taxes	+28.67%	-18.47%

UBS Global Investors Index (reflects no deduction for fees, expenses or taxes)	+35.70%	-14.01%

Lipper Global Real Estate Funds Index(3) (reflects no deduction for fees or taxes)	+35.93%	N/A

Lipper Real Estate Funds Average(3) (reflects no deduction for fees or taxes)	+31.71%	+13.41%

(1)	Class I and Class R4 shares have not been in existence for a full calendar year and therefore performance information for these classes is not shown.
(2)	Class R shares were formerly named Class R2 shares.
(3)

On January 1, 2010, the Lipper Global Real Estate Funds Index replaced the Lipper Global Real Estate Funds Average as the Fund’s secondary benchmark. The Lipper Global Real Estate Funds Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Global Real Estate Funds Average, whereas the Lipper Global Real Estate Funds Index includes only a select peer group from the Lipper Global Real Estate Funds Average. This change was made to bring the Fund’s selection of the secondary benchmarks in line with the practice of other funds in the Combined Fund Complex, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Global Real Estate Funds Index and the Lipper Global Real Estate Fund Average will be included for a transition period. Thereafter, only the Lipper Global Real Estate Funds Index will be provided.

Average Annual Total Returns (for periods ended December 31, 2009)(1)

	1 year	5 years	Since Inception (Classes A, B, C & R(2)) (7/16/03)	Since Inception (Class R5) (11/24/03)
RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)
Class A
Return before taxes	+16.98%	-7.49%	-0.38%	N/A
Return after taxes on distributions	+14.99%	-9.99%	-2.99%	N/A
Return after taxes on distributions and sale of Fund shares	+10.62%	-6.45%	-0.79%	N/A
Class B
Return before taxes	+18.30%	-7.31%	-0.20%	N/A

Class C
Return before taxes	+22.31%	-7.10%	-0.21%	N/A

Class R(2)
Return before taxes	+24.00%	-6.66%	+0.26%	N/A

Class R5
Return before taxes	+24.26%	-6.13%	N/A	-0.62%

FTSE NAREIT Equity REITs Index (reflects no deductions for fees, expenses or taxes)	+27.99%	+0.36%	+7.12%	+5.79%

Lipper Real Estate Funds Index(3) (reflects no deduction for fees or taxes)	+28.50%	-0.04%	+6.84%	+5.43%

Lipper Real Estate Funds Average(3) (reflects no deduction for fees or taxes)	+31.71%	-1.30%	+6.04%	+4.80%

(1)	Class I and Class R4 shares have not been in existence for a full calendar year and therefore performance information for these classes is not shown.
(2)	Class R shares were formerly named Class R2 shares.
(3)

On November 1, 2009, the Lipper Real Estate Funds Index replaced the Lipper Real Estate Funds Average as the Fund’s secondary benchmark. The Lipper Real Estate Funds Index includes a select peer group from the Lipper Real Estate Funds Average, as described above. This change was made to bring the selection of the Fund’s secondary benchmarks in line with the practice of other funds in the Combined Fund Complex, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Real Estate Funds Index and the Lipper Real Estate Funds Average will be included for a transition period. Thereafter, only the Lipper Real Estate Funds Index will be provided.

Average Annual Total Returns (for periods ended December 31, 2009)

	1-year	Since Inception
RiverSource LaSalle International Real Estate Fund (Selling Fund)
Net Asset Value of Common Stock	+34.15%	-21.32%	(1)

Market Price(2)	+48.21%	-28.51%

UBS Global Real Estate Investors Index (excluding U.S.) (unmanaged)	+42.60%	-18.69%

UBS Global Real Estate Investors Index (unmanaged)	+35.70%	-16.30%

FTSE NAREIT Equity REITs Index (unmanaged)	+27.99%	-13.09%

(1)	Net asset value total return is from the opening of business on May 30, 2007 and is calculated with the effect of the initial 4.50% sales charge.
(2)	Market price total return at inception is based on the initial offering price on May 25, 2007, which was $25.00 per share.

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	10 years
Columbia Real Estate Equity Fund (Buying Fund):
Class A(1)
Return before taxes	+19.52%	-1.71%	+8.51%

Class B(1)
Return before taxes	+21.01%	-1.43%	+8.59%

Class C(1)
Return before taxes	+25.07%	-1.27%	+8.58%

Class Z
Return before taxes	+27.27%	-0.28%	+9.38%
Return after taxes on distributions	+25.20%	-3.55%	+6.67%
Return after taxes on distributions and sale of Fund shares	+17.42%	-0.25%	+7.78%

FTSE NAREIT Equity REITs Index (reflects no deductions for fees, expenses or taxes)	+27.99%	+0.36%	+10.63%

(1)

The returns shown for Class A shares and Class B shares include the returns of Class Z shares for periods prior to November 1, 2002, the date on which Class A shares and Class B shares were initially offered by the Fund. The returns shown for Class C shares include the returns of Class B shares prior to October 13, 2003, the date on which Class C shares were initially offered by the Fund, and the returns of Class Z shares prior to November 1, 2002. The returns shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for each class for periods prior to November 1, 2002 would be lower.

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION

Terms of Each Reorganization

The board of directors/trustees of each Fund has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the Securities and Exchange Commission as an exhibit to the registration statement of which this combined proxy statement/prospectus is a part, the following is a summary of certain terms of the Agreement:

•

Each Reorganization is expected to occur before the end of the second quarter of 2011, subject to approval by Selling Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Selling Fund and the corresponding Buying Fund.

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund and, in exchange, the corresponding Buying Fund will assume all the Selling Fund’s liabilities and will issue Reorganization Shares to the Selling Fund. The value of each Selling Fund’s assets, as well as the number of Reorganization Shares to be issued to the Selling Fund, will be determined in accordance with the Agreement. The Reorganization Shares will have an aggregate net asset value on the business day immediately preceding the closing of the Reorganization equal to the value of the assets received from the Selling Fund, less the liabilities assumed by the corresponding Buying Fund in the transaction. The Reorganization Shares will immediately be distributed to Selling Fund shareholders in proportion to their holdings of shares of the Selling Fund, in liquidation of the Selling Fund. As a result, shareholders of the Selling Fund will become shareholders of the corresponding Buying Fund. No shareholders of any Selling Fund will pay any sales charge in connection with its Reorganization. Holders of common stock of RiverSource LaSalle International Real Estate Fund will receive Class Z shares of the Buying Fund in the Reorganization, and will be charged a 2% fee on redemptions and exchanges of any such shares within one year of the Reorganization.

•

The net asset value of each Selling Fund and the corresponding Buying Fund will be computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the closing date of the applicable Reorganization.

The board of directors of Seligman Global Fund Series, Inc. has approved the redomiciling of its Columbia Seligman Global Technology Fund series into a newly created series of RiverSource Series Trust that has also been named Columbia Seligman Global Technology Fund. The Redomiciling is subject to approval by shareholders of Columbia Seligman Global Technology Fund. If the Redomiciling is approved by shareholders of Columbia Seligman Global Technology Fund, it is expected that the Redomiciling will occur prior to the Reorganization of Columbia Technology Fund, in which case the Buying Fund will be the newly created series of RiverSource Series Trust. If the Redomiciling has not been completed prior to the closing of the Reorganization, the Buying Fund will be the existing series of Seligman Global Fund Series, Inc. which, if the Redomiciling is approved, may thereafter be redomiciled.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

•

The Selling Fund will have declared and paid a dividend that, together with all previous dividends, will distribute all of the Selling Fund’s net investment income and net capital gains, if any, to the shareholders of the Selling Fund for its tax year ending on or prior to the closing date of the Reorganization.

•	The Selling Fund and the corresponding Buying Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Selling Fund will have approved the Agreement by the requisite vote.

•

The Selling Fund will have received an opinion of tax counsel to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations,” the shareholders of the Selling Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Selling Fund shares for the Reorganization Shares of the corresponding Buying Fund in connection with the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to any Reorganization by mutual agreement of the Selling Fund and the corresponding Buying Fund at any time prior to the closing date thereof, or by either the Selling Fund or the Buying Fund in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Agreement. In the event of a termination, Columbia Management will bear all costs associated with the Reorganization.

Tax Status of the Reorganizations

Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of each Reorganization, the Selling Fund and the Buying Fund will receive an opinion from Ropes & Gray LLP to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

•

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

•

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Buying Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund, or upon the distribution of the Reorganization Shares by the Selling Fund to its shareholders in liquidation.

•	Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Selling Fund upon the exchange of their Selling Fund shares for Reorganization Shares of the Buying Fund.

•

Under Section 358 of the Code, the aggregate tax basis of Reorganization Shares that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

•

Under Section 1223(1) of the Code, a Selling Fund shareholder’s holding period for the Reorganization Shares received in the Reorganization will be determined by including the shareholder’s holding period for the Selling Fund shares exchanged therefor, provided the shareholder held such Selling Fund shares as capital assets.

•

Under Section 1032 of the Code, no gain or loss will be recognized by the Buying Fund upon the receipt of assets of the Selling Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund.

•

Under Section 362(b) of the Code, the Buying Fund’s tax basis in the assets of the Selling Fund transferred to the Buying Fund in the Reorganization will be the same as the Selling Fund’s tax basis in such assets immediately prior to the Reorganization.

•	Under Section 1223(2) of the Code, the Buying Fund’s holding periods in the assets received from the Selling Fund in the Reorganization will include the Selling Fund’s holding periods in such assets.

•

The Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of a Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

Each opinion will be based on certain factual certifications made by the officers of the Selling Fund and the Buying Fund and will also be based on customary assumptions. Each opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Selling Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Selling Fund shares and the fair market value of the Reorganization Shares of the Buying Fund he or she received. Shareholders of a Selling Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

Portfolio manager substitutions in connection with the closing of the acquisition by Ameriprise Financial, Inc., the parent company of Columbia Management, of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”), and independent of the Reorganizations, have occurred and have resulted in turnover of a portion of the portfolio assets of certain Funds. An additional portion, which may be substantial, of the portfolio assets of each Buying Fund and Selling Fund may also be sold at any time before or after the Reorganization in connection with its Reorganization. The actual tax effect of such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Fund making the sale. Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Each Reorganization will end the tax year of the applicable Selling Fund, and will therefore accelerate any distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganization.

More generally, prior to the closing of each Reorganization, the Selling Fund will, and the Buying Fund may, declare a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, including any undistributed income or gains from prior years. These distributions will be taxable to shareholders, and such distributions by the Selling Fund will include any distributable, but undistributed, capital gains resulting from portfolio turnover prior to the Reorganization. If a shareholder holds shares of either Fund in a non-taxable account, distributions with respect to those shares will not be taxable to the shareholder if the amount distributed remains in the nontaxable account.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Selling Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Buying Fund for the taxable year of the

Reorganization that is equal to the portion of the Buying Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization (including as affected by the rules described above). Therefore, the shareholders of the Selling Fund will in each case receive a proportionate share of any “built-in” (unrealized) gains in the combined Fund’s assets, as well as any taxable income or gains realized by the Buying Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Buying Fund. As a result, shareholders of the Selling Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition losses of the Selling Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the combined Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Selling Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization, and the occurrence of other Reorganizations involving the same Buying Fund, will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The following paragraphs provide a brief summary of the tax effect of each Reorganization assuming all Reorganizations occurred on February 28, 2010. As noted above, the tax effect of a Reorganization depends on each Fund’s relative tax situation at the time of the Reorganization, which situation will be different than the tax situation on February 28, 2010 and cannot be calculated precisely prior to the Reorganization. Portfolio turnover in a Fund, market fluctuations, redemption activity, the nonoccurrence of one or more other Reorganizations into the same Buying Fund, or changes in the tax laws could cause the actual tax effect of the Reorganization to differ substantially from that described below. For purposes of the following discussion, a Fund’s “net realized losses” consist of its capital loss carryforwards plus year-to-date net realized losses or net of year-to-date net realized gains, in each case as of February 28, 2010.

Proposal 1. Reorganization of Columbia Technology Fund into Columbia Seligman Global Technology Fund

As of February 28, 2010, the Selling Fund had net realized losses equal to approximately 51.2% of net assets, consisting of year-to-date losses and carryforward losses with an eight-year expiration period, and unrealized net gain equal to about 18.2% of net assets. The Buying Fund had net realized losses equal to approximately 55.1% of net assets, consisting of carryforward losses, about two-thirds of which were due to expire at the end of the then-current year and the balance in six to eight years, and unrealized net gain equal to about 10.8% of net assets.

If the Reorganization had occurred on February 28, 2010, both Funds would have become subject to annual loss limitations. The loss limitation rules would have limited the net realized losses of both Funds that could offset gains recognized by the combined Fund. The limitations potentially could have resulted in earlier and larger taxable distributions, and therefore a greater tax cost to shareholders, than if the Reorganization had not occurred.

Proposal 2. Reorganization of RiverSource Precious Metals and Mining Fund into Columbia Energy and Natural Resources Fund

As of February 28, 2010, the Selling Fund had net realized losses equal to approximately 5.2% of net assets, consisting of carryforward losses with an eight-year expiration period, and unrealized net gain equal to about 25.6% of net assets. The Buying Fund had net realized losses equal to approximately 15.7% of net assets, consisting of year-to-date losses and carryforward losses with an eight-year expiration period, and unrealized net gain equal to about 8.3% of net assets.

If the Reorganization had occurred on February 28, 2010, the Selling Fund would have become subject to an annual loss limitation. The loss limitation potentially could have resulted in a greater tax cost to Selling Fund shareholders than if the Reorganization had not occurred. On the other hand, as of that date, the Reorganization would have permitted the Selling Fund to spread its proportionately larger unrealized net gain across the larger combined Fund, thereby spreading the tax cost of such gain, if and when realized, over a larger group, resulting in a potential tax benefit to Selling Fund shareholders, and potentially mitigating or eliminating the cost to such shareholders of the above-mentioned limitation. The spreading of Selling Fund gains also potentially could have resulted in a tax cost to Buying Fund shareholders. However, the Buying Fund had pre-merger losses that would not have been subject to limitation. Those Buying Fund losses would have been available to offset gains realized by the combined Fund, and thereby reduced the tax cost of the Reorganization to the shareholders of both Funds.

Proposal 3. Reorganizations of RiverSource Real Estate Fund, RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle International Real Estate Fund into Columbia Real Estate Equity Fund.

As of February 28, 2010, RiverSource Real Estate Fund had net realized losses equal to approximately 29.8% of net assets, which consisted primarily of year-to-date net realized losses, and unrealized net gain equal to about 0.8% of net assets. RiverSource LaSalle Global Real Estate Fund had net realized losses equal to approximately 126.9% of net assets, consisting primarily of carryforward losses with seven- and eight-year expiration periods, and unrealized net losses equal to about 29.2% of net assets. RiverSource LaSalle Monthly Dividend Real Estate Fund had net realized losses equal to approximately 158.1% of net assets, consisting primarily of carryforward losses with seven- and eight-year expiration periods, and unrealized net gain equal to about 10.8% of net assets. RiverSource LaSalle International Real Estate Fund had net realized losses equal to approximately 129.7% of net assets, consisting primarily of carryforward losses with seven- and eight-year expiration periods, and unrealized net losses equal to about 3.0% of net assets. Columbia Real Estate Equity Fund had net realized losses equal to approximately 17.2% of net assets, consisting primarily of carryforward losses with seven- and eight-year expiration periods, and unrealized net gain equal to about 19.7% of net assets.

If the Reorganizations all had occurred on February 28, 2010, all of the Funds would have become subject to annual loss limitations. The loss limitation rules would have limited the net realized losses of each Fund, and the unrealized net losses of RiverSource LaSalle Global Real Estate Fund to the extent realized within five years of the Reorganizations, that could offset gains recognized by the combined Fund. The limitations potentially could have resulted in earlier and larger taxable distributions, and therefore a greater tax cost to shareholders, than if the Reorganizations had not occurred. Further, as of that date, the Reorganizations would have permitted the Buying Fund to spread its unrealized net gain across the larger combined Fund, thereby spreading the tax cost of such gain, if and when realized, and further increasing the potential tax cost of the Reorganizations to the shareholders of the Selling Funds.

The tax principles described above will apply in each case and are not expected to change prior to the Reorganizations. However, the results of their application and, at a minimum, the specific percentages noted above will change prior to each Reorganization because of market developments and volatility in the marketplace, any pre-Reorganization realignments or other sales of portfolio securities that might occur or that already have occurred (including in connection with the Transaction) and shareholder activity in the Funds, among other changes.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders of a Selling Fund should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of its Reorganization.

Reasons for the Proposed Reorganizations and Board Deliberations — Columbia Technology Fund

For Columbia Technology Fund, the Reorganization was reviewed by its Board, with the advice and assistance of Fund counsel and independent legal counsel to such Board. Columbia Technology Fund is overseen by the Columbia Atlantic Board (the “Columbia Atlantic Board”). RiverSource Precious Metals and Mining Fund, RiverSource Real Estate Fund, RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle Monthly Dividend Fund and RiverSource LaSalle International Real Estate Fund are overseen by a second Board (the “RiverSource Board”), whose deliberations are discussed separately on page 85. The Buying Fund into which Columbia Technology Fund is merging is overseen by the RiverSource Board. At regular and special meetings of the Columbia Atlantic Board in May, June, August and September 2010, the Columbia Atlantic Board considered the Reorganization of Columbia Technology Fund, as proposed by Columbia Management. In connection with those Board meetings, Columbia Management and its affiliates provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, including responses to specific requests by the Board, and responded to questions raised by the Board at those meetings. The Board also considered information provided in connection with various other proposals by Columbia Management to integrate the funds advised by Columbia Management into a single fund family with greater uniformity, including proposals to standardize fees charged by Columbia Management and its affiliates, as well as other service providers, for services provided to similar funds.

After the Columbia Atlantic Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the independent Board members thereof, unanimously approved the Reorganization of Columbia Technology Fund. The Board, including the independent Board members thereof, also unanimously determined that participation by Columbia Technology Fund in its Reorganization was in the best interests of Columbia Technology Fund and that the interests of existing shareholders of Columbia Technology Fund would not be diluted as a result of the Reorganization.

The general factors considered by the Columbia Atlantic Board in assessing and approving the applicable Reorganization included, among others, in no order of priority:

1.	various potential benefits of the Reorganization to the shareholders of the Columbia Technology Fund;

2.	the Reorganization as part of Columbia Management’s overall commitment to streamline and to improve its fund offerings for the benefit of Fund shareholders;

3.	the investment objectives and principal investment strategies of Columbia Technology Fund and the Buying Fund;

4.	the operating expenses that shareholders of each class of shares of Columbia Technology Fund are expected to experience as shareholders of the Buying Fund after the Reorganization relative to the operating expenses currently borne by such shareholders, including that, on a net basis, such expenses are expected to decline as a result of the Reorganization and including Columbia Management’s contractual agreement to limit the total operating expenses of the Buying Fund. (see “Fees and Expenses”);

5.	the current assets of Columbia Technology Fund and the Buying Fund, and the anticipated combined pro forma assets of the Buying Fund after the Reorganization;

6.	the portfolio management team expected to be responsible for the combined Fund, and the historical performance of Columbia Technology Fund and the Buying Fund, recognizing that no assurances can be given that the Buying Fund will achieve any particular level of performance after the Reorganization;

7.	the likelihood that Columbia Technology Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Buying Fund’s relative prospects for attracting additional assets after the Reorganization;

8.	the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including potential limitations on the Buying Fund’s use of the Funds’ pre-merger losses for U.S. federal income tax purposes after the Reorganization and the potential diminution of the Buying Fund’s ability to use those losses to offset future gains (see “Tax Status of the Reorganizations”);

9.	the potential benefits of the Reorganization to Columbia Management and its affiliates;

10.	that shareholders of Columbia Technology Fund will experience no material change in shareholder services as a result of the Reorganization;

11.	any brokerage costs resulting from the Reorganization (e.g., Columbia Technology Fund’s turnover associated with and resulting from the sale of any securities the Buying Fund cannot, or does not wish to, acquire); and

12.	that the direct costs associated with the Reorganization will be borne by Columbia Technology Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of Columbia Technology Fund in the first year following the Reorganization.

In its deliberations, the Columbia Atlantic Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The Columbia Atlantic Board also evaluated the information available to it on a Selling Fund-by-Selling Fund basis, and made determinations separately in respect of Columbia Technology Fund. Certain of the factors considered by the Columbia Atlantic Board are discussed in more detail below.

STREAMLINED PRODUCT LINE. The Columbia Atlantic Board considered that the Reorganizations are intended, among other things, to streamline Columbia Management’s product offerings by reducing the number of funds in the Combined Fund Complex. Reducing the number of funds in the complex is intended to enhance the funds’ prospects for attracting additional assets by better differentiating the funds for potential shareholders (which should lead to a more concentrated selling effort).

CONTINUITY OF INVESTMENT. The Columbia Atlantic Board took into account the fact that Columbia Technology Fund and its corresponding Buying Fund have similar investment objectives and principal investment strategies. Among other factors, the Columbia Atlantic Board noted that both Columbia Technology Fund and the Buying Fund seek capital appreciation. The Columbia Atlantic Board also noted that each of Columbia Technology Fund and the Buying Fund normally invest at least 80% of their net assets in equity securities of technology companies of any size and that the Funds each may invest in U.S. and non-U.S. companies. The Columbia Atlantic Board further noted that the Buying Fund normally invests at least 40% of its net assets in foreign securities, while Columbia Technology Fund is not similarly constrained.

INVESTMENT PERFORMANCE. The Columbia Atlantic Board considered the relative performance record of Columbia Technology Fund and of its Buying Fund, noting, however, that past performance is no guarantee of future results. Specifically, the Columbia Atlantic Board noted the following with respect to this Reorganization:

Among other factors, the Columbia Atlantic Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Buying Fund’s performance was better for the one-, three-

and five-year periods, but Columbia Technology Fund’s performance was better for the ten-year period. The Columbia Atlantic Board also considered that the Buying Fund received a higher rating for all applicable periods from an independent information provider.

ECONOMIES OF SCALE. The Columbia Atlantic Board observed that, in addition to the potential to realize immediate economies associated with consolidating a smaller Selling Fund into a larger combined Fund, such as the elimination of duplicative costs, the combined funds may be able to take advantage of other economies of scale associated with larger funds. For example, a larger fund may benefit from fee breakpoints more quickly, may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility. The Columbia Atlantic Board also considered the potential benefits and economies of scale to Columbia Management resulting from the Reorganizations and whether those benefits were shared with Fund shareholders. The Columbia Atlantic Board also considered Columbia Management’s belief that Columbia Technology Fund’s Buying Fund would be better positioned to experience growth in assets from investor inflows than Columbia Technology Fund.

Reasons for the Proposed Reorganizations and Board Deliberations — RiverSource Precious Metals and Mining Fund, RiverSource Real Estate Fund, RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle Monthly Dividend Fund and RiverSource LaSalle International Real Estate Fund

The Reorganization of each of RiverSource Real Estate Fund, RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund, RiverSource LaSalle International Real Estate Fund, and RiverSource Precious Metals and Mining Fund, (each a “RiverSource Selling Fund,” and collectively, the “RiverSource Selling Funds”) was reviewed by the Board of each RiverSource Selling Fund involved therein, with the advice and assistance of Fund counsel and independent legal counsel to the Board. (The RiverSource Selling Funds are overseen by one Board (the “RiverSource Board”). The other Selling Fund is overseen by the Columbia Atlantic Board. The factors considered by the Columbia Atlantic Board in reviewing that Selling Fund are discussed separately on page 83). At regular and special meetings of the RiverSource Board in May, June and August 2010, the RiverSource Board considered the Reorganization of each RiverSource Selling Fund, as proposed by Columbia Management. In connection with those Board meetings, Columbia Management and its affiliates provided background materials, analyses and other information to the RiverSource Board regarding, among other things, the topics discussed below, including responses to specific requests by the RiverSource Board, and responded to questions raised by the RiverSource Board at those meetings. The RiverSource Board also considered information provided in connection with various other proposals by Columbia Management to integrate the funds advised by Columbia Management into a single fund family with greater uniformity, including proposals to standardize fees charged by Columbia Management and its affiliates, as well as other service providers, for services provided to similar funds.

After the RiverSource Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the RiverSource Board considered relevant to its deliberations, the RiverSource Board, including the independent Board members thereof (the “Independent Directors”), unanimously approved the Reorganization of each RiverSource Selling Fund. The RiverSource Board, including the Independent Directors, also unanimously determined that participation by each RiverSource Selling Fund in its Reorganization was in the best interests of each RiverSource Selling Fund and that the interests of existing shareholders of each RiverSource Selling Fund would not be diluted as a result of the Reorganization.

The general factors considered by the RiverSource Board in assessing and approving each applicable Reorganization included, among others, in no order of priority:

1.	various potential benefits of the Reorganization to the shareholders of the RiverSource Selling Funds;

2.	the Reorganization as part of Columbia Management’s overall commitment to streamline and to improve its fund offerings for the benefit of Fund shareholders;

3.	the relative similarity of investment objectives, principal investment strategies and policies of each RiverSource Selling Fund and the corresponding Buying Fund and, in that connection, the anticipated continuity of investment for shareholders of each RiverSource Selling Fund as it merges into the corresponding Buying Fund;

4.	the estimated operating expenses that shareholders of each class of shares of each RiverSource Selling Fund are expected to experience as shareholders of the corresponding Buying Fund after the Reorganization relative to the operating expenses currently borne by such shareholders, including that, on a net basis, such expenses are expected to decline as a result of the Reorganization (including Columbia Management’s contractual agreement to limit the total operating expenses of the Buying Fund) (see “Fees and Expenses”);

5.	the current assets of each RiverSource Selling Fund and the corresponding Buying Fund, and the anticipated combined pro forma assets of the Buying Fund after the Reorganization;

6.	the portfolio management team expected to be responsible for the combined Fund, and the historical performance of each RiverSource Selling Fund and the corresponding Buying Fund, recognizing that no assurances can be given that the Buying Fund will achieve any particular level of performance after the Reorganization;

7.	the likelihood that each RiverSource Selling Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, the corresponding Buying Fund’s relative prospects for attracting additional assets after the Reorganization and potential economies of scale;

8.	the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including potential limitations on the Buying Fund’s use of the Funds’ pre-merger realized losses for U.S. federal income tax purposes after the Reorganization and the potential diminution of the Buying Fund’s ability to use those losses to offset future gains (see “Tax Status of the Reorganizations”);

9.	the potential benefits of the Reorganization to Columbia Management and its affiliates;

10.	that shareholders of the RiverSource Selling Funds will experience no material change in shareholder services as a result of the Reorganization;

11.	any brokerage costs resulting from the Reorganization (e.g., each RiverSource Selling Fund’s turnover associated with and resulting from the sale of any securities the corresponding Buying Fund cannot, or does not wish to, acquire); and

12.	that the direct costs associated with the Reorganization will be borne by the RiverSource Selling Funds only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of the RiverSource Selling Funds in the first year following the Reorganization.

In their deliberations, the RiverSource Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The RiverSource Board also evaluated the information available to it on a Selling Fund-by-Selling Fund basis, and made determinations separately in respect of each RiverSource Selling Fund it oversees. Certain of the factors considered by the RiverSource Board are discussed in more detail below.

STREAMLINED PRODUCT LINE. The RiverSource Board considered that the Reorganizations are intended, among other things, to streamline Columbia Management’s product offerings by reducing the number of funds in the Combined Fund Complex. Reducing the number of funds in the complex is intended to enhance the funds’ prospects for attracting additional assets by better differentiating the funds for potential shareholders (which should lead to a more concentrated selling effort).

TAX CONSEQUENCES. The RiverSource Board examined the relative tax situations of each RiverSource Selling Fund and the corresponding Buying Fund and the resulting tax impact of each proposed Reorganization to each RiverSource Selling Fund’s shareholders. In that connection, as noted, the RiverSource Board considered the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization. In particular, the RiverSource Board reviewed a detailed analysis of the potential limitations on the Buying Fund’s use of the Funds’ pre-merger realized losses for U.S. federal income tax purposes after the Reorganization and the potential diminution of the Buying Fund’s ability to use those losses to offset future gains. The RiverSource Board also took into account information from management showing that the Buying Fund should realize, over the course of time, economic benefits from the Reorganization that should exceed the potential tax cost (see “Tax Status of the Reorganizations”).

CONTINUITY OF INVESTMENT. The RiverSource Board took into account the fact that each applicable RiverSource Selling Fund and its corresponding Buying Fund have similar investment objectives and principal investment strategies. Specifically, the relevant Board noted the following with respect to each Reorganization:

Proposal 2

RiverSource Precious Metals and Mining Fund into Columbia Energy and Natural Resources Fund

The RiverSource Board noted that the Buying Fund seeks long-term capital appreciation, and RiverSource Precious Metals and Mining Fund’s investment objective is substantially similar. The RiverSource Board also noted that the RiverSource Precious Metals and Mining Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies in precious metals industries or in mining industries, while the Buying Fund invests at least 80% of its net assets in equity securities of U.S. and foreign companies engaged in the energy and natural resources industries. The RiverSource Board further noted that RiverSource Precious Metals and Mining Fund normally invests in precious metals-related industries to a greater extent, and crude oil, petroleum and natural gas companies to a lesser extent, than may the Buying Fund. It observed though that both Funds share a common portfolio management team and are managed in a similar manner.

Proposal 3

RiverSource Real Estate Fund into Columbia Real Estate Equity Fund

The RiverSource Board noted that RiverSource Real Estate Fund seeks to provide shareholders with total return from both current income and capital appreciation, while the Buying Fund seeks capital appreciation and above-average income. The RiverSource Board also noted that each of RiverSource Real Estate Fund and the Buying Fund normally invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry, including REITs. The RiverSource Board further noted that RiverSource Real Estate Fund and the Buying Fund both invest in equity REITs, mortgage REITs and hybrid REITs, but RiverSource Real Estate Fund focuses its investments in equity REITs. It was also observed that both Funds are currently managed in a substantially similar manner (and share a common portfolio management team).

RiverSource LaSalle Global Real Estate Fund into Columbia Real Estate Equity Fund

The RiverSource Board noted the similarity in the Funds’ objectives in that RiverSource LaSalle Global Real Estate Fund seeks to provide shareholders with total return from both current income and capital appreciation, and the Buying Fund seeks capital appreciation and above-average income. The RiverSource Board also observed the Funds’ commonality in investment strategy in that both RiverSource LaSalle Global Real Estate Fund and the Buying Fund normally invest at least 80% of their net assets in equity securities of companies principally engaged in the real estate industry, including REITs. The RiverSource Board did take into account that although RiverSource LaSalle Global Real Estate Fund normally invests at least 40% of its net assets outside the United States, the Buying Fund is not subject to a similar constraint and historically has focused its investments in U.S. markets. The RiverSource Board also considered that, unlike the Buying Fund, RiverSource LaSalle Global Real Estate Fund is subadvised by LaSalle Securities U.S. and LaSalle Securities B.V.

RiverSource LaSalle Monthly Dividend Real Estate Fund into Columbia Real Estate Equity Fund

The RiverSource Board noted that RiverSource LaSalle Monthly Dividend Real Estate Fund seeks a high level of current income and, secondarily, capital appreciation while the Buying Fund seeks capital appreciation and above-average income. The RiverSource Board further noted that although RiverSource LaSalle Monthly Dividend Real Estate Fund seeks capital appreciation as a secondary objective, the Buying Fund seeks capital appreciation as a primary objective. The RiverSource Board also noted the commonality among the Funds in that both RiverSource LaSalle Monthly Dividend Real Estate Fund and the Buying Fund normally invest at least 80% of their net assets in equity securities of companies principally engaged in the real estate industry, including REITs. The RiverSource Board further noted that although RiverSource LaSalle Monthly Dividend Real Estate Fund normally invests primarily in U.S. markets, the Buying Fund is not subject to a similar constraint, but historically has focused its investments in U.S. markets. The RiverSource Board also considered that, unlike the Buying Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund is subadvised by LaSalle Securities U.S.

RiverSource LaSalle International Real Estate Fund into Columbia Real Estate Equity Fund

The RiverSource Board noted the similarity in the Funds’ objectives in that RiverSource LaSalle International Real Estate Fund seeks long-term capital appreciation and its secondary objective is current income, and the Buying Fund seeks capital appreciation and above-average income. The RiverSource Board also noted the Funds’ commonality in investment strategy in that both Funds normally invest at least 80% of their net assets in equity securities of companies principally engaged in the real estate industry, including REITs. The RiverSource Board did take into account that although RiverSource LaSalle International Real Estate Fund normally invests at least 80% of its assets in securities of companies outside the U.S., the Buying Fund is not subject to a similar constraint and historically has focused its investments in U.S. markets. The RiverSource Board also considered that, unlike the Buying Fund, RiverSource LaSalle International Real Estate Fund is subadvised by LaSalle Securities U.S. and LaSalle Securities B.V.

INVESTMENT PERFORMANCE. The RiverSource Board considered the relative performance record of each RiverSource Selling Fund and each corresponding Buying Fund, noting, however, that past performance is no guarantee of future results. Specifically, the RiverSource Board noted the following with respect to each Reorganization:

Proposal 2

RiverSource Precious Metals and Mining Fund into Columbia Energy and Natural Resources Fund

The RiverSource Board considered the relative performance of the Funds for periods ending February 28, 2010, during which RiverSource Precious Metals and Mining Fund’s performance was better over the one-, three-, five- and ten-year periods. The RiverSource Board also considered that the Buying Fund received a higher risk-adjusted performance rating for the three-, five- and ten-year periods from an independent information provider. It was also observed that both Funds are currently managed in a similar manner (and share a common portfolio management team).

Proposal 3.

RiverSource Real Estate Fund into Columbia Real Estate Equity Fund

The RiverSource Board considered the relative performance of the Funds for periods ending February 28, 2010, during which RiverSource Real Estate Fund’s performance was better for the one- and five-year periods, but the Buying Fund’s performance was better for the three-year period. The RiverSource Board also considered that the Buying Fund received a higher rating for the three-year period, and that the Funds received identical rating for the five-year period, in each case from an independent information provider. It was also observed that both Funds are currently managed in a substantially similar manner (and share a common portfolio management team).

RiverSource LaSalle Global Real Estate Fund into Columbia Real Estate Equity Fund

The RiverSource Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Buying Fund’s performance was better for the one- and three-year periods.

RiverSource LaSalle Monthly Dividend Real Estate Fund into Columbia Real Estate Equity Fund

The RiverSource Board considered the relative performance of the Funds for periods ending February 28, 2010, during which RiverSource LaSalle Monthly Dividend Real Estate Fund’s performance was better for the one-year period, but the Buying Fund’s performance was better for the three- and five-year periods.

RiverSource LaSalle International Real Estate Fund into Columbia Real Estate Equity Fund

The RiverSource Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Buying Fund’s performance was better for the one-year period. The RiverSource Board also took into account that RiverSource LaSalle International Real Estate Fund’s market price fluctuates throughout the day and typically differs from its underlying NAV. In this regard, it was observed that, historically, shares of that Fund have traded at a discount (lower than) to NAV (which has, at times, been significant).

ECONOMIES OF SCALE. The RiverSource Board observed that, in addition to the potential to realize immediate economies associated with consolidating a smaller RiverSource Selling Fund into a larger combined Fund, such as the elimination of duplicative costs, the combined funds may be able to take advantage of other economies of scale associated with larger funds. For example, a larger fund may benefit more quickly from pre-established “breakpoints” in investment management services fees that are triggered as the fund’s net asset level increases, may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility. Furthermore, the RiverSource Board observed that the combined fixed expenses of the larger combined Fund, such as audit and accounting expenses, could be reduced as they are spread across a larger asset base. The RiverSource Board also considered the potential benefits and economies of scale to Columbia Management resulting from the Reorganizations and whether those benefits were shared with Fund shareholders. The RiverSource Board also considered Columbia Management’s belief that each Buying Fund would be better positioned to experience growth in assets from investor inflows than each RiverSource Selling Fund.

OTHER FACTORS. With respect to the Reorganization of RiverSource LaSalle International Real Estate Fund, a closed-end management investment company (the “Closed-End Fund”), into Columbia Real Estate Equity Fund, the RiverSource Board also took into account the advantages to shareholders of the Closed-End Fund moving into an open-end fund in the Columbia fund family. In particular, the Board observed that, as a result of the Reorganization, shareholders of the Closed-End Fund would be able to: (i) buy and sell (daily) Class Z shares of the Buying Fund, an open-end fund, at their net asset value; and (ii) exchange their Class Z shares of the Buying Fund for Class Z shares of any other fund in the Combined Fund Complex.

Board Recommendation and Required Vote

Each of the RiverSource Board and the Columbia Atlantic Board unanimously recommends that shareholders of each Selling Fund overseen by it approve the proposed Agreement.

For Columbia Technology Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle Global Real Estate Fund, the Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). A vote of a majority of the outstanding voting securities of the Fund is defined in the 1940 Act as the affirmative vote of the lesser of: (a) 67% or more of the shares of the Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding shares of the Fund. For RiverSource Real Estate Fund and RiverSource Precious Metals and Mining Fund, the Agreement must be approved by the affirmative vote of a majority of the voting power of the shares entitled to vote. For RiverSource LaSalle International Real Estate Fund, the Agreement must be approved by the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote. For RiverSource Real Estate Fund and RiverSource Precious Metals and Mining Fund, a vote to approve the proposed Agreement also will constitute a vote to dissolve that Selling Fund and a vote to amend the Articles of Incorporation of the corporation of which the RiverSource Selling Fund is a series to provide that the Selling Fund be acquired by the corresponding Buying Fund.

If the Agreement is not approved for a Selling Fund, the applicable Board will consider what further action should be taken with respect to the Selling Fund. The approval of the Reorganization of one Selling Fund is not conditioned upon the approval of the Reorganization of any other Selling Fund.

If shareholders approve the Reorganization of a Selling Fund, it is anticipated that the Reorganization would occur before the end of the second quarter of 2011.

SECTION B — BOARD PROPOSALS

Proposal 4 – Election of Directors

(RiverSource Precious Metals and Mining Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund, RiverSource Real Estate Fund and RiverSource LaSalle Global Real Estate Fund only)

On May 1, 2010, Ameriprise Financial, Inc., the parent company of Columbia Management, the Board Election Funds’ investment manager, acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia-branded funds (the “Columbia Fund Complex”), in addition to the funds then branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex,” and together with the Columbia Fund Complex, the “Combined Fund Complex”).

Following the Transaction, the boards of directors/trustees of the RiverSource Fund Complex (collectively, the “Columbia RiverSource Board”) and the boards of trustees of the Columbia Fund Complex had ongoing discussions regarding a potential consolidated board of directors/trustees to oversee all or a portion of the Combined Fund Complex. In September 2010, these discussions culminated in an agreement between the Columbia RiverSource Board and the current board of trustees of certain of the trusts in the Columbia Fund Complex (the “Columbia Nations Board”) to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. Specifically, they agreed that the RiverSource Fund Complex and the portion of the Columbia Fund Complex overseen by the Columbia Nations Board should be overseen by a consolidated board of directors/trustees. In this regard, even though the Columbia RiverSource Board would be larger and cause the portion of the Combined Fund Complex overseen by it to pay more in director/trustee compensation in the aggregate, reducing the number of separate boards overseeing a fund complex can lead to operational efficiencies by reducing the number of board meetings, minimizing inconsistencies in governance and oversight matters and streamlining the resources needed to support board reporting and interaction.

Each Board Election Fund is a series of a corporation (a “Company”). In order to effect the consolidation, at a joint meeting held on September 29, 2010, the Board Governance Committee of the Columbia RiverSource Board, in joint session with the full Columbia RiverSource Board, recommended the nomination of the Non-Interested Nominees (defined below) and the Interested Nominees (defined below). The Columbia RiverSource Board, including a majority of the directors who are not “interested persons,” as that term is defined in the 1940 Act, of each Company (each, a “Non-Interested Director” and collectively, the “Non-Interested Directors”), and the Board Governance Committee of the Columbia RiverSource Board, voting separately, unanimously nominated the Non-Interested Nominees and Interested Nominees and voted to present each Nominee to shareholders for election as directors. The Columbia RiverSource Board currently has no reason to believe that any Nominee will become unavailable for election as a director, but if such unavailability should occur before the Meeting, the proxies will be voted for such other individuals as the Board Governance Committee of the Columbia RiverSource Board and the full Columbia RiverSource Board may designate.

The Board elections will be effective in the second quarter of 2011.

A Nominee is deemed to be “non-interested” to the extent the Nominee is not an “interested person,” as that term is defined in the 1940 Act, of the Companies (each, a “Non-Interested Nominee” and collectively, the “Non-Interested Nominees”). The Non-Interested Nominees are: Kathleen Blatz, Edward J. Boudreau, Jr., Pamela G. Carlton, William P. Carmichael, Patricia M. Flynn, William A. Hawkins, R. Glenn Hilliard, Stephen R. Lewis, Jr., John F. Maher, John J. Nagorniak, Catherine James Paglia, Leroy C. Richie, Alison Taunton-Rigby and Minor M. Shaw.

William F. Truscott and Anthony M. Santomero (each an “Interested Nominee” and collectively, the “Interested Nominees”) are “interested persons” of each Company. William F. Truscott is an “interested person” of each Company (an “Interested Director”) because he serves as Chairman of the Board of Columbia Management (and was previously the President, Chairman of the Board and Chief Investment Officer of Columbia Management from 2001-2010) and as a senior executive of Ameriprise Financial, Inc., the parent company of Columbia Management, in which he is also a stockholder. Although Dr. Santomero is “independent” of Columbia Management and its affiliates, in that he is not a director, officer or employee thereof, he is an “interested person” of each Company because he serves as a director of Citigroup, Inc. and Citigroup, N.A., which may engage from time to time in brokerage execution, principal transactions and/or lending relationships with funds that are series of each Company or other funds or accounts advised/managed by Columbia Management and/or a subadviser utilized by funds that are series of each Company.

Sixteen Nominees have been nominated to the Columbia RiverSource Board. Nine of those Nominees are directors currently serving on the twelve-member Columbia RiverSource Board. If the Nominees are elected by shareholders, at least 75% of each Company’s directors will continue to be Non-Interested Directors. The Nominees would serve as directors in accordance with the organizational documents of each Company. Each director would serve for an indefinite term. A director’s term may terminate by the election of his or her successor, by the termination or dissolution of the Company, or by his or her death, resignation, removal, retirement or incapacity.

Information Regarding the Non-Interested Nominees

Background information regarding each of the Non-Interested Nominees follows.

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Kathleen Blatz c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Director	Indefinite term; Director since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	194	None

Edward J. Boudreau, Jr. c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 66	Director	Indefinite term; None	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current	192	BofA Funds Series Trust (11 funds)

Pamela G. Carlton c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Director	Indefinite term; Director since 7/11/07	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	194	None

William P. Carmichael c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 67	Director	Indefinite term; None	Retired	192	BofA Funds Series Trust (11 funds); Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (sportswear) ; McMoRan Exploration Company (oil and gas exploration and development); former Director of Spectrum Brands, Inc. (consumer products); former Director of Simmons Company (bedding)

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Patricia M. Flynn c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Director	Indefinite term; Director since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	194	None

William A. Hawkins c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 68	Director	Indefinite term; None	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current	192	BofA Funds Series Trust (11 funds)

R. Glenn Hilliard c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 67	Director	Indefinite term; None	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005	192	BofA Funds Series Trust (11 funds); CNO Financial, Inc. (insurance)

Stephen R. Lewis, Jr. c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Director and Chairman of the Board	Indefinite term; Chairman of the Board since 1/1/07 and Director since 1/1/02	President Emeritus and Professor of Economics, Carleton College	194	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Director	Indefinite term; Director since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	194	None

John J. Nagorniak c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 66	Director	Indefinite term; None	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate) 1982 through 2007	192	BofA Funds Series Trust (11 funds); Research Foundation of CFA Institute; Director – MIT Investment Company; Trustee – MIT 401k Plan

Catherine James Paglia c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Director	Indefinite term; 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	194	None

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Leroy C. Richie c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Director	Indefinite term; Director since 11/11/08	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation (automotive)	194	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 63	Director	Indefinite term; None	President – Micco Corporation (real estate development) and Mickel Investment Group	192	BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Alison Taunton-Rigby c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Director	Indefinite term; Director since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	194	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

(1)

If elected to serve on the Columbia RiverSource Board, each Non-Interested Nominee would oversee 148 funds of the RiverSource Fund Complex (except that each Non-Interested Nominee who is currently a Non-Interested Director would also oversee Tri-Continental Corporation and Columbia Seligman Premium Technology Growth Fund, for a total of 150 funds of the RiverSource Fund Complex), and if such Non-Interested Nominee also serves, or is elected to serve, on the Columbia Nations Board, then the Non-Interested Nominee would oversee 44 funds of the Columbia Fund Complex, for a total of 192 (or 194) funds across the Combined Fund Complex. The number of funds overseen by each Non-Interested Nominee would be reduced substantially if certain board-approved fund reorganizations (or mergers) are approved by shareholders of certain funds in the Combined Fund Complex.

Information Regarding the Interested Nominees

Background information regarding each of the Interested Nominees follows.

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Anthony M. Santomero c/o Columbia Family of Funds One Financial Center, Boston, MA 02111 Age 64	Director	Indefinite term; None	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006	192	BofA Funds Series Trust (11 funds); Renaissance Reinsurance Ltd.; Penn Mutual Life Insurance Company; Citigroup, Inc.; Citibank, N.A.

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Director; Senior Vice President	Indefinite term; Director since 11/7/01; Senior Vice President since 5/1/10	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Columbia Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President –Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. 2006-2008	194	None

(1)

If elected to serve on the Columbia RiverSource Board, Dr. Santomero would oversee 148 funds of the RiverSource Fund Complex. If Dr. Santomero also is elected to serve on the Columbia Nations Board, then Dr. Santomero would oversee 44 funds of the Columbia Fund Complex, for a total of 192 funds across the Combined Fund Complex. If elected to serve on the Columbia RiverSource Board, Mr. Truscott would oversee 150 funds (which includes, in addition to the same 148 funds that would be overseen by Dr. Santomero, Tri-Continental Corporation and Columbia Seligman Premium Technology Growth Fund) of the RiverSource Fund Complex. If Mr. Truscott also is elected to serve on the Columbia Nations Board, then Mr. Truscott would oversee 44 funds of the Columbia Fund Complex, for a total of 194 funds across the Combined Fund Complex. The number of funds overseen by each Interested Nominee would be reduced substantially if certain board-approved fund reorganizations are approved by shareholders of certain funds in the Combined Fund Complex.

Nominees’ Beneficial Ownership of Shares of Each Board Election Fund

Exhibit G of this combined proxy statement/prospectus provides information, as of September 30, 2010 about the beneficial ownership by the Nominees of shares of each Board Election Fund.

Status of Current Directors

Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., John F. Maher, Catherine James Paglia, Leroy C. Richie, Alison Taunton-Rigby and William F. Truscott currently comprise the entire Columbia RiverSource Board. Due to the mandatory retirement age described above, Ms. Jones and Messrs. Carlson and Laikind have not been re-nominated to serve as directors on the Columbia RiverSource Board. The Columbia RiverSource Board met on the following number of occasions during each Board Election Fund’s most recent fiscal year.

Fund	Number of Meetings
RiverSource Precious Metals and Mining Fund	7
RiverSource Real Estate Fund	9
RiverSource LaSalle Monthly Dividend Real Estate Fund	11
RiverSource LaSalle Global Real Estate Fund	11

Leadership Structure and Risk Oversight

The Columbia RiverSource Board oversees management of the Companies and the Board Election Funds. The Columbia RiverSource Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Companies. The Columbia RiverSource Board currently consists of twelve directors who have extensive and varied experience and skills. Eleven of the directors are Non-Interested Directors. Information about the background and qualifications of each of the directors can be found in the sections titled “Information Regarding the Non-Interested Nominees” and “Information Regarding the Interested Nominees” above.

The Columbia RiverSource Board has appointed Stephen R. Lewis, Jr., a Non-Interested Director, to serve in the role of Chairman. The Chairman has significant additional responsibilities compared to the other directors, including, among other things: setting the agenda for Columbia RiverSource Board meetings, communicating and meeting regularly with the other directors between board and committee meetings on Board Election Fund-related matters with the Board Election Funds’ Chief Compliance Officer, counsel to the Non-Interested Directors and representatives of the Board Election Funds’ service providers and overseeing Board Services Corporation (which provides office space and other services to the Columbia RiverSource Board). The Nominees have agreed, if all of the Nominees are elected by the shareholders of the Companies, to appoint Stephen R. Lewis, Jr. as Chairman subsequent to the Meeting.

The Columbia RiverSource Board has several standing committees (the “Committees”) which are an integral part of the Board Election Funds’ overall governance and risk management oversight structure. The standing Committees are the Board Governance Committee, the Compliance Committee, the Contracts Committee, the Executive Committee, the Investment Review Committee and the Audit Committee. The roles of each Committee are more fully described in the section titled “Current Committees of the Columbia RiverSource Board” below.

The Columbia RiverSource Board initially approves an Investment Management Services Agreement and other contracts with Columbia Management and its affiliates, and other service providers. Once the contracts are approved, the Columbia RiverSource Board monitors the level and quality of services, including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Columbia RiverSource Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and address possible conflicts of interest. Annually, the Columbia RiverSource Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and Columbia Management’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Columbia RiverSource Board also oversees Board Election Fund risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

The leadership structure of the Columbia RiverSource Board, including the Committee structure and the manner in which the Columbia RiverSource Board conducts its risk oversight role, may be changed at any time and in the discretion of the Columbia RiverSource Board, including in response to changes in circumstances or the characteristics of the Companies. In this regard, it may be changed in certain respects as the Columbia RiverSource Board consolidates with the Columbia Nations Board and considers enhancing and reconciling various practices that have historically been different.

Current Committees of the Columbia RiverSource Board

The Columbia RiverSource Board has organized the following standing Committees to facilitate its work: the Board Governance Committee, the Compliance Committee, the Contracts Committee, the Executive Committee, the Investment Review Committee and the Audit Committee. These Committees are comprised solely of Non-Interested Directors. The duties of these Committees are described below.

Mr. Lewis, as Chairman of the Columbia RiverSource Board, acts as a point of contact between the Non-Interested Directors and Columbia Management between Columbia RiverSource Board meetings in respect of general matters.

Board Governance Committee

The Board Governance Committee recommends to the full Columbia RiverSource Board the size, structure and composition of the Columbia RiverSource Board and its Committees, the compensation to be paid to members of the Columbia RiverSource Board and a process for assessing the operations of the Columbia RiverSource Board. The Board Governance Committee also reviews candidates for Columbia RiverSource Board membership, including candidates recommended by shareholders. The Board Governance Committee also makes recommendations to the Columbia RiverSource Board regarding responsibilities and duties of the Columbia RiverSource Board, oversees proxy voting and supports the work of the Chairman in relation to furthering the interests of the Board Election Funds and their shareholders on external matters.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the Board Governance Committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. Otherwise, such submission shall be subject to the timing requirement set forth in the section captioned “SECTION C — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION — Shareholder Proposals” for submission of other shareholder proposals. The Board Governance Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The Board Governance Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Board Governance Committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The Board Governance Committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Columbia RiverSource Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Columbia RiverSource Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Columbia RiverSource Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent (or non-interested) director; and (viii) such other criteria as the Board Governance Committee determines to be relevant in light of the existing composition of the Columbia RiverSource Board and any anticipated vacancies or other factors.

One or more members of the Board Governance Committee (and/or the Columbia RiverSource Board) also endeavor to meet with each nominee to evaluate the candidate’s ability to work effectively with other members of the Columbia RiverSource Board, while also exercising independent judgment. Although the Columbia RiverSource Board does not have a formal diversity policy, the Columbia RiverSource Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the Board Governance Committee and the Columbia RiverSource Board accorded particular weight to the individual professional background of each Non-Interested Director, as summarized below under “Nominee Qualifications.”

The Columbia RiverSource Board believes that the Board Election Funds are well-served by a board the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Board Governance Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Columbia RiverSource Board.

PROFESSIONAL BACKGROUND - 2010
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Distribution; Marketing	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X
Carlton	NY			X	X				X
Carmichael	IL	X		X	X				X
Flynn	MA						X
Hawkins	CA	X							X
Hilliard	CA	X
Lewis	MN		X				X
Maher	CT	X		X					X
Nagorniak	MA	X		X
Paglia	NY	X		X					X
Richie	MI	X			X
Santomero	PA		X				X
Shaw	SC	X	X	X
Taunton-Rigby	MA	X		X					X

With respect to the directorship of Mr. Truscott, who is an Interested Nominee, the Board Governance Committee, and the full Columbia RiverSource Board, have concluded that having a senior executive of Columbia Management serve on the Columbia RiverSource Board can facilitate the Non-Interested Directors’ increased access to information regarding Columbia Management, which is the Companies’ most significant service provider.

With respect to the directorship of Dr. Santomero, who is an Interested Nominee, the Board Governance Committee, and the full Columbia RiverSource Board, have concluded that, despite his lack of technical independence under the 1940 Act (arising from his board service to Citigroup, Inc. and Citibank N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with Columbia Management or Ameriprise Financial, Inc. The Columbia RiverSource Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which is expected to complement well the mix of experiences represented by the current Columbia RiverSource Board.

Compliance Committee

The Compliance Committee supports the Board Election Funds’ maintenance of a strong compliance program by providing a forum for Non-Interested Directors to consider compliance matters impacting the Board Election Funds or their key service providers; developing and implementing, in coordination with the Board Election Funds’ Chief Compliance Officer (“CCO”), a process for the review and consideration of compliance reports that are provided to the Columbia RiverSource Board; and providing a designated forum for the Board Election Funds’ CCO to meet with Non-Interested Directors on a regular basis to discuss compliance matters.

Contracts Committee

The Contracts Committee reviews and oversees the contractual relationships with service providers. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with the Board Election Funds and advises the Columbia RiverSource Board regarding actions taken on these contracts during the annual review process.

Executive Committee

The Executive Committee acts for the Columbia RiverSource Board between meetings of the Columbia RiverSource Board.

Investment Review Committee

The Investment Review Committee reviews and oversees the management of each Board Election Fund’s assets. The Investment Review Committee considers investment management policies and strategies, investment performance, risk management techniques and securities trading practices and reports areas of concern to the Columbia RiverSource Board.

Audit Committee

The Audit Committee oversees the accounting and financial reporting processes of the Board Election Funds and internal controls over financial reporting. The Audit Committee oversees the quality and integrity of the Board Election Funds’ financial statements and independent audits as well as the Board Election Funds’ compliance with legal and regulatory requirements relating to the Board Election Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The Audit Committee also makes recommendations regarding the selection of the Board Election Funds’ independent registered public accounting firm and reviews and evaluates the qualifications, independence and performance of the independent registered public accounting firm.

The Audit Committee oversees the Board Election Funds’ risks by, among other things, meeting with the Funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds’ Disclosure Controls and Procedures.

Committee Meetings

The following table shows the number of times the Committees met during each Board Election Fund’s most recent fiscal year.

Fiscal Period	Board Governance	Compliance	Contracts	Distribution	Executive	Investment Review	Audit

For Funds with fiscal periods ending March 31 •RiverSource Precious Metals and Mining Fund	5	5	6	4	1	5	6

For Funds with fiscal periods ending June 30 •RiverSource Real Estate Fund	5	5	6	2	0	5	6

For Funds with fiscal periods ending December 31 •RiverSource LaSalle Global Real Estate Fund •RiverSource LaSalle Monthly Dividend Real Estate Fund	5	5	6	4	2	6	6

Nominee Qualifications

The Companies’ Articles of Incorporation and Bylaws do not set forth any specific qualifications to serve as a director. The charter of the Board Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Board Governance Committee may take into account in considering director candidates. The Board Governance Committee charter is attached as Exhibit H to this combined proxy statement/prospectus. The Board Governance Committee has not established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that the Board Governance Committee believes are necessary for one or more of the directors to possess.

The following is a summary of the particular professional and other experience of each Nominee that was relevant to the Board Governance Committee’s nomination of that individual (as of the date of this combined proxy statement/prospectus).

Kathleen Blatz. Ms. Blatz has been a director/trustee on the Columbia RiverSource Board since 2006. Ms. Blatz has ten years of judicial experience and substantial other legal and government experience. Ms. Blatz served as an associate justice of the Minnesota Supreme Court from 1996 to 1998 and as Chief Justice of the court from 1998 to 2006. Ms. Blatz served in the Minnesota House of Representatives from 1979 to 1994.

Edward J. Boudreau, Jr. Mr. Boudreau has been a trustee of certain trusts in the Columbia Fund Complex since 2005. In addition, he has over thirty years of business and consulting experience, primarily in the financial services industry, including as the chief executive of a mutual fund management company.

Pamela G. Carlton. Ms. Carlton has been a director/trustee on the Columbia RiverSource Board since 2007. Ms. Carlton has significant experience in consulting and in investments, having served as a Managing Director in U.S. Equity Research at J.P. Morgan Chase.

William P. Carmichael. Mr. Carmichael has been a trustee of certain trusts in the Columbia Fund Complex since 1999, and has served as Chairman of the Columbia Nations Board since 2003. Mr. Carmichael served in various senior financial and directorship positions with global consumer products companies. Mr. Carmichael is a certified public accountant and a licensed attorney.

Patricia M. Flynn. Ms. Flynn has been a director/trustee on the Columbia RiverSource Board since 2004. Ms. Flynn currently serves as Trustee Professor of Economics and Management of Bentley University, and was the former dean of a graduate school of business.

William A. Hawkins. Mr. Hawkins has been a trustee of certain trusts in the Columbia Fund Complex since 2005. He currently serves as the President and Chief Executive Officer of California General Bank and has over thirty years of executive level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a trustee of certain trusts in the Columbia Fund Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. Mr. Hilliard has over five years executive level experience in the insurance industry. Mr. Hilliard has served on the board of directors and as non-executive chairman of CNO Financial, Inc. (formerly, Conseco, Inc.) for a number of years. Mr. Hilliard is also a licensed attorney.

Stephen R. Lewis, Jr. Mr. Lewis has been the Chairman of the Columbia RiverSource Board since 2007 and a director/trustee on the Columbia RiverSource Board since 2002. From 1987 to 2002, Mr. Lewis served as President of Carleton College, after which he continued to serve as President Emeritus and Professor Emeritus of Economics. Mr. Lewis has more than thirty years experience in Asia and Africa, primarily advising governments on economic policy and negotiations of foreign investment and financing agreements. Mr. Lewis is also a director of Valmont Industries, Inc.

John F. Maher. Mr. Maher has been a director/trustee on the Columbia RiverSource Board since 2008. Mr. Maher has extensive experience in the financial services industry, and was formerly President, Chief Executive Officer and a director of Great Western Financial Corporation.

John J. Nagorniak. Mr. Nagorniak has been a trustee of the trusts in the Columbia Fund Complex since 2008. Mr. Nagorniak has served in executive level and director positions for over twenty-five years. He is a chartered financial analyst and is currently a trustee of the Research Foundation of the CFA Institute.

Catherine James Paglia. Ms. Paglia has been a director/trustee on the Columbia RiverSource Board since 2004. Ms. Paglia has extensive experience in the asset management industry, and currently serves as a director of Enterprise Asset Management, Inc., a private real estate and asset management company.

Leroy C. Richie. Mr. Richie has been a director/trustee on the Columbia RiverSource Board since 2008. Mr. Richie has over twenty years of legal experience, including, currently, as Counsel at Lewis & Munday, P.C., and formerly served as Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation from 1990 to 1997.

Anthony M. Santomero. Dr. Santomero has been a trustee of certain trusts in the Columbia Fund Complex since 2008. Dr. Santomero has over thirty years of experience as a professor of finance and private consultant specializing in issues including risk management, financial restructuring, credit risk evaluation and management, and regulation. He has served as consultant to financial institutions and agencies in the U.S. and various countries in the European Union and the European Community itself, as well as institutions in various countries around the world. Additionally, Dr. Santomero has served as President and Chief Executive Officer of the Federal Reserve Bank of Philadelphia.

Minor M. Shaw. Ms. Shaw has served as a trustee of certain trusts in the Columbia Fund Complex since 2003. Ms. Shaw is the President of certain private companies and is a member of the board of Piedmont Natural Gas and Blue Cross and Blue Shield of South Carolina. Ms. Shaw also serves as an active member on the boards of numerous educational and public service organizations.

Alison Taunton-Rigby. Ms. Taunton-Rigby has been a director/trustee on the Columbia RiverSource Board since 2002. Ms. Taunton-Rigby has been the Chief Executive Officer and a director of RiboNovix, Inc. since 2003. She also formerly served as the President of Aquila Biopharmaceuticals.

William F. Truscott. Mr. Truscott has been a director/trustee on the Columbia RiverSource Board since 2001. Mr. Truscott has over nine years of experience as President and Chief Investment Officer of Columbia Management, and currently serves as Chairman of the Board of Columbia Management. Mr. Truscott is also an executive officer of Ameriprise Financial, Inc., the parent company of Columbia Management.

Procedures for Communications to the Columbia RiverSource Board

Shareholders who want to communicate with the Columbia RiverSource Board or an individual director should send written communications to Board Services Corporation, 901 S. Marquette Ave., Minneapolis, MN 55402, addressed to the board of directors of the Company or the individual director.

Executive Officers of the Companies and Columbia Management

Information about the executive officers of each Company and Columbia Management is included in Exhibit I of this combined proxy statement/prospectus.

Remuneration for Directors and Officers

Information about total directors’ fees paid by each Fund and the Companies to the Non-Interested Directors and Interested Directors is included in Exhibit E to this combined proxy statement/prospectus. Persons who are employees, officers or directors of Columbia Management receive no remuneration for serving as directors of a Company. If the Nominees are elected to serve on the board of the Combined Fund Complex, the compensation paid to the directors of the Combined Fund Complex (except Mr. Truscott, who will receive no remuneration from the Funds) is expected to be reconsidered and adjusted to reflect the increase in the number of funds to be overseen by the consolidated board and the increased operational efficiencies by reducing the number of Board meetings, minimizing inconsistencies in governance and oversight matters, and streamlining the resources needed to support Board reporting and interaction.

Required Vote and Recommendation

With respect to RiverSource Selected Series, Inc. and RiverSource Sector Series, Inc., election of each Nominee requires the affirmative vote of a plurality of the voting power of the shares of each series thereof (voting together as a single class) present at the Meeting in person or by proxy and entitled to vote. Each shareholder entitled to vote may use cumulative voting, as described in “Section C — Proxy Voting and Shareholder Meeting Information — Voting.”

With respect to Seligman LaSalle Real Estate Fund Series, Inc., election of each Nominee requires the affirmative vote of a plurality of the votes cast.

For RiverSource Real Estate Fund and RiverSource Precious Metals and Mining Fund, this Proposal 4 is contingent on Proposal 5 to the extent that, if shareholders of a Company elect all 16 Nominees but do not approve the proposed amendment to such Company’s Articles of Incorporation, then William F. Truscott, an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Companies, will not continue as a director of that Company.

Proposal 5 – Approve an Amendment to the Articles of Incorporation of RiverSource Sector Series, Inc. and RiverSource Selected Series, Inc. to Increase the Maximum Number of Directors

(RiverSource Precious Metals and Mining Fund and RiverSource Real Estate Fund only)

As discussed above under Proposal 4, the Columbia RiverSource Board and the Columbia Nations Board have agreed to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. In order to implement the board of directors/trustees consolidation discussed above, the Board Governance Committee of the Columbia RiverSource Board has nominated and recommended, and the full Columbia RiverSource Board has nominated the 16 Nominees for election to the Columbia RiverSource Board, as further described in Proposal 4 (election of directors/trustees). However, the Articles of Incorporation (“Charter”) of each Company currently state that each Company can have no more than 15 directors. Accordingly, it is proposed that the applicable provision of each Company’s Charter be amended (a) to increase the maximum permissible number of directors to twenty (20) and (b) to provide that any future change in the actual number of directors within the stated range shall require the approval of at least seventy-five percent (75%) of the directors then serving.

The relevant provisions of the Charter of each Company, and the proposed language that would be included in the Charter, are set forth below.

Current Language	Proposed Language
The directors, of which there shall be not less than two nor more than fifteen, shall be elected at the first meeting of the shareholders for an indefinite term and thereafter at each regular meeting of shareholders, to hold office for an indefinite term until the next regular meeting of shareholders, but in any event, they shall hold office until their successors are elected and qualify.	The directors, of which there shall be not less than two nor more than twenty, shall be elected by shareholders, to hold office for an indefinite term, but in any event, they shall hold office until their successors are elected and qualify. The actual number of directors shall be set from time to time by action of at least seventy-five percent (75%) of the directors then in office.

The proposed amendment to each Company’s Charter would also provide that any future change to such Charter’s provisions regarding the establishment of a maximum or minimum number of directors would require the approval of seventy-five percent (75%) of the directors then in office, in addition to any approval by shareholders of each company which may be required under the applicable Charter.

Required Vote and Recommendation

The proposed amendment to each Company’s Charter requires the affirmative vote of a majority of the voting power of the shares of each series of the Company (voting together as a single class) present and entitled to vote at the Meeting.

THE BOARD OF EACH COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO ITS CHARTER.

SECTION C — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of each Selling Fund on December 17, 2010 (the “Record Date”) are entitled to vote at the Meeting. With respect to each Reorganization and the proposed amendment to the Articles of Incorporation of RiverSource Sector Series, Inc. and RiverSource Selected Series, Inc., as applicable, shares of each of Columbia Technology Fund, RiverSource Precious Metals and Mining Fund and RiverSource Real Estate Fund are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share), or a proportional fractional vote for each fractional dollar, represented by those shares on the Record Date, and shares of each of RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle International Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund are entitled to one vote per share or a proportionate fractional vote for each fractional share. All share classes of a Selling Fund will vote together as one class on the Selling Fund’s proposed Reorganization. With respect to the election of Nominees and the amendment of the Articles of Incorporation, shareholders of each applicable Board Election Fund will vote together with shareholders of each other series of the entity of which such Fund is a series as a single class. With respect to the election of Nominees, each shareholder of RiverSource Real Estate Fund and RiverSource Precious Metals and Mining Fund is entitled to a number of votes equal to the number of dollars of net asset value of shares owned multiplied by the number of directors to be elected and may cast all of such votes for a single Nominee or may distribute them among the Nominees, or any two or more of them. Shareholders of each of RiverSource Real Estate Fund and RiverSource Precious Metals and Mining Fund who wish to cast all of such votes for a single Nominee or to distribute such votes other than pro rata among all of the indicated Nominees may indicate the percentage of such votes that they wish to cast for each Nominee. In the event that a shareholder indicates percentages that do not total 100%, all percentages will be increased or decreased pro rata to ensure that 100% of such votes are cast. For other Board Election Funds, there is no cumulative voting in the election of directors.

The total number of shares of each class of each Selling Fund outstanding as of the close of business on the Record Date, and the total number of votes to which shareholders of such class are entitled at the Meeting, are set forth below.

	Class A	Class B	Class C	Class I	Class R	Class R4	Class R5	Class W	Class Z	Common Shares	Total
Columbia Technology Fund
Shares Outstanding	8,323,767.315	722,780.054	2,354,010.828						14,473,623.260		25,874,181.457
Total Votes to which Entitled	91,977,628.83	7,589,190.57	24,764,193.91	—	—	—	—	—	163,117,734.14		287,448,747.45
RiverSource LaSalle International Real Estate Fund, Inc.
Shares Outstanding											9,495,027.000
Total Votes to which Entitled	—	—	—	—	—	—	—	—	—		9,495,027.000
RiverSource LaSalle Global Real Estate Fund
Shares Outstanding	925,446.405		551,884.117	1,699,575.389	23,969.855	2,509.486	382,971.117				3,586,356.369
Total Votes to which Entitled	925,446.405	—	551,884.117	1,699,575.389	23,969.855	2,509.486	382,971.117	—	—		3,586,356.369
RiverSource LaSalle Monthly Dividend Real Estate Fund
Shares Outstanding	2,106,782.200	483,549.034	2,418,085.404	481,679.825	1,197,685.218	5,519.907	377,301.632				7,070,603.220
Total Votes to which Entitled	2,106,782.200	483,549.034	2,418,085.404	481,679.825	1,197,685.218	5,519.907	377,301.632	—	—		7,070,603.220
RiverSource Real Estate Fund
Shares Outstanding	5,592,793.028	561,706.775	169,329.214	13,730,768.734		4,053.397		275.179			20,058,926.327
Total Votes to which Entitled	58,780,254.72	5,858,601.66	1,762,717.12	144,584,994.77	—	42,398.53	—	2,875.62	—		211,031,842.43
RiverSource Precious Metals and Mining Fund
Shares Outstanding	10,810,536.228	893,888.377	470,308.132	989.120		14,170.038					12,189,891.895
Total Votes to which Entitled	177,292,794.14	13,283,181.28	6,828,874.08	16,518.30	—	235,789.43	—	—	—		197,657,157.23

Quorum and Methods of Tabulation. A quorum is required for shareholders of a Selling Fund to take action at the Meeting. For RiverSource Precious Metals and Mining Fund and RiverSource Real Estate Fund, ten percent (10%) of the shares outstanding and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum. For RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund, thirty three and one-third percent (33 1/3%) of the shares outstanding and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum. For Columbia Technology Fund, thirty percent (30%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum. For RiverSource LaSalle International Real Estate Fund, a majority of the shares outstanding and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. Broker non-votes will be counted for purposes of establishing a quorum but not toward the approval of any proposal or the election of Nominees. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.) With respect to the election of Nominees, neither abstentions nor broker non-votes will have an effect on the outcome of the proposal. With respect to each Reorganization, and the proposed amendment to the Articles of Incorporation of RiverSource Sector Series, Inc. and RiverSource Selected Series, Inc., abstentions and broker non-votes will have the effect of votes against the proposal. In certain circumstances in which a Selling Fund has received sufficient votes to approve a Reorganization, the Selling Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. A Selling Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Shareholder Proxies. If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of your Selling Fund, and, if applicable FOR the election of each Nominee and FOR the proposed amendment to the Articles of Incorporation of RiverSource Selected Series, Inc. and RiverSource Sector Series, Inc. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received. Not all proposals affect each Selling Fund, and shareholders of a Selling Fund will be entitled to cast votes and authorize proxies on only those proposals affecting the Selling Fund in which they are shareholders.

If you intend to vote in person at the Meeting, please call 800-708-7953 to obtain important information regarding your attendance at the Meeting, including directions.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Selling Funds who share a common address and who have not opted out of the householding process may receive a single copy of the combined proxy statement/prospectus along with the proxy cards. If you received more than one copy of the combined proxy statement/prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the combined proxy statement/prospectus, you may opt out of householding in the future by contacting your financial intermediary.

An additional copy of this combined proxy statement/prospectus may be obtained by writing or calling the Selling Funds’ proxy solicitor, Computershare Fund Services, at c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, or toll free at 800-708-7953.

Revoking Your Proxy. If you execute, date and submit a proxy card with respect to your Selling Fund, you may revoke your proxy prior to the Meeting by providing written notice to the Funds’ proxy solicitor at Computershare Fund Services, c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, or change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by internet or telephone, you may change your vote prior to the Meeting by authorizing a subsequent proxy by internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than your last internet or telephone proxy authorization or by attending the Meeting and casting your vote in person. Merely attending the Meeting without voting will not revoke your prior proxy.

Simultaneous Meetings. The meeting for each Selling Fund will be held simultaneously with the meeting for each other Selling Fund, with each proposal being voted on separately by the shareholders of the relevant Selling Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Selling Fund’s meeting to a time after the Meeting so that a meeting for that Selling Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies. The Board of each Selling Fund is asking for your vote and for you to vote as promptly as possible. The expenses of the solicitation will be allocated to each Fund subject to the limitations described in Exhibit A. Proxies will be solicited primarily through the mailing of the prospectus/proxy statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of each Selling Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at the estimated cost set forth below, plus expenses.

Fund	Estimated Cost
Columbia Technology Fund	$23,212
RiverSource Precious Metals and Mining Fund	$9,344
RiverSource Real Estate Fund	$6,695
RiverSource LaSalle Global Real Estate Fund	$681
RiverSource LaSalle Monthly Dividend Real Estate Fund	$2,344
RiverSource LaSalle International Real Estate Fund	$6,202

Shareholder Proposals. With the exception of RiverSource LaSalle International Real Estate Fund, the Selling Funds do not hold annual meetings of shareholders. Shareholders of Funds other than RiverSource LaSalle International Real Estate Fund who wish to make a proposal not involving the nomination of a person for election as a director or trustee at a Selling Fund’s next special meeting that may be included in the Selling Fund’s proxy materials must notify the relevant Selling Fund a reasonable amount of time before the Selling Fund begins to print and mail its proxy materials. The fact that a Selling Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules relating to such inclusion.

For RiverSource LaSalle International Real Estate Fund, it is currently anticipated that the Fund’s next annual meeting of shareholders will be held in April 2011. Notice is hereby given that, under Rule 14a-8 of the Securities Exchange Act of 1934, any shareholder proposal that may properly be included in the proxy solicitation material for the Fund’s next annual meeting must be received by the Fund no later than October 15, 2010. Timely notice of shareholder proposals submitted outside of the Rule 14a-8 process must be received by the Fund no earlier than September 15, 2010 and no later than 5:00 P.M., Eastern time, October 15, 2010, to be eligible for presentation at the 2011 annual meeting. The Fund’s current Bylaws require that certain information must be provided by the shareholder to the Fund when notice of a nominee or proposal is submitted to the Fund.

Dissenters’ Right of Appraisal.

Shareholders of RiverSource Precious Metals and Mining Fund and RiverSource Real Estate Fund may be entitled to assert appraisal rights under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act in connection with their Selling Fund’s Reorganization and to obtain payment of the “fair value” of their Selling Fund shares, provided that they comply with the requirements of Minnesota law. A copy of the relevant provisions of the Minnesota Business Corporation Act is attached as Exhibit B hereto.

Shareholders of Columbia Technology Fund, RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle International Real Estate Fund have no appraisal or dissenters’ rights.

Notwithstanding Minnesota law, the SEC has taken the position that the use of state appraisal procedures by a mutual fund, such as the Selling Funds, would be a violation of Rule 22c-1, the forward-pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at the net asset value next computed after receipt of a request for redemption. It is the SEC’s position that Rule 22c-1 supersedes appraisal provisions in state statutes.

In the interest of ensuring equal valuation for all Selling Fund shareholders, dissenters’ rights will be determined in accordance with the SEC’s interpretation. As a result, if any shareholder elects to exercise dissenters’ rights under Minnesota law, the relevant Selling Fund intends to submit the question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

Other Business. The Board of each Selling Fund does not know of any matters to be presented at the Meeting other than the Reorganizations, the amendment to the Articles of Incorporation and the election of Nominees. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If the quorum required for the Meeting has not been met for any Selling Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more proposals to allow further solicitation of shareholders. The procedures for adjournment of the Meeting for each Selling Fund are as follows:

•

For RiverSource LaSalle International Real Estate Fund, the chairman of the meeting may take such action as, in the discretion of such chairman, is appropriate for the proper conduct of the meeting, including adjourning the meeting to a later date and time and at a place announced at the meeting. If a quorum is not present at the Meeting, the chairman of the Meeting has the power to adjourn the Meeting to a date not more than 120 days after the Record Date without notice other than announcement at the Meeting.

•

For Columbia Technology Fund, the Meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice.

•

For RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund, the holders of a majority of the shares of all classes, or any separate class, present in person or by proxy and entitled to vote may, whether or not a quorum is present, vote to adjourn the Meeting without notice other than announcement at the Meeting of a new meeting date not more than 120 days after the Record Date. The chairman may also adjourn the Meeting if a quorum is not present, and set a date for the Meeting not more than 120 days after the Record Date without notice other than an announcement at the Meeting.

•

For RiverSource Real Estate Fund and RiverSource Precious Metals and Mining Fund, if a quorum is not present, the Meeting may be adjourned without notice other than notice at the Meeting, and may otherwise be adjourned by the affirmative vote of a majority of the shares thereof (voting together as a single class) voted at the Meeting.

The persons named as proxies will vote in favor of adjournment with respect to a proposal those shares they are entitled to vote in favor of such proposal. They will vote against any such adjournment those shares they are required to vote against such proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein. Any proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

SECTION D — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Buying Funds and the Selling Funds (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
D-1	Current and pro forma capitalization of each Selling Fund and each Buying Fund
D-2	Current and pro forma ownership of shares of each Selling Fund and each Buying Fund
D-3	Financial highlights of each Buying Fund

The Funds’ Investment Manager and Distributor. Columbia Management Investment Advisers, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager for each Fund. Columbia Management Investment Distributors, Inc., One Financial Center, Boston, MA 02111, is the distributor for each Fund other than RiverSource LaSalle International Real Estate Fund.

Capitalization of Selling Funds and Buying Funds

The following table shows the capitalization as of September 30, 2010 for RiverSource Precious Metals and Mining Fund and Columbia Energy and Natural Resources Fund, as of April 30, 2010 for Columbia Technology Fund and Columbia Seligman Global Technology Fund, as of June 30, 2010 for RiverSource Real Estate Fund, RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund, RiverSource LaSalle International Real Estate Fund and Columbia Real Estate Equity Fund and, with respect to each Buying Fund, on a pro forma basis, assuming the proposed Reorganization had taken place as of that date. The pro forma combined net assets are determined by adding the net assets of each applicable Selling Fund and the net assets of the corresponding Buying Fund. The pro forma combined shares outstanding are determined by dividing the net assets of each applicable Selling Fund by the net asset value per share of the corresponding Buying Fund and adding the actual shares outstanding of the Buying Fund.

Table D-1. Current and Pro Forma Capitalization of each Selling Fund and each Buying Fund

Fund	Net assets	Net asset value per share	Shares outstanding*
Columbia Technology Fund (Selling Fund)
Class A	$84,753,642	$9.40	9,019,059
Class B	$7,416,794	$8.97	827,198
Class C	$24,597,180	$8.98	2,738,343
Class Z	$169,237,354	$9.57	17,687,697

Total	$286,004,970		30,272,297

Columbia Seligman Global Technology Fund (Buying Fund) (Current)
Class A	$406,987,786	$19.27	21,118,416
Class B	$25,587,582	$16.59	1,542,810
Class C	$80,971,128	$16.60	4,879,031
Class I	$27,752,559	$19.35	1,434,484
Class R**	$8,458,754	$18.95	446,313
Class R4	$394,530	$19.30	20,438
Class R5	$60,558	$19.34	3,132

Total	$550,212,897		29,444,624

Fund	Net assets	Net asset value per share	Shares outstanding*
Columbia Seligman Global Technology Fund (Pro Forma Combined)***
Class A	$491,682,067	$19.27	25,514,950
Class B	$32,999,845	$16.58	1,989,973
Class C	$105,553,538	$16.59	6,361,115
Class I	$27,750,722	$19.35	1,434,484
Class R**	$8,458,194	$18.95	446,313
Class R4	$394,504	$19.30	20,438
Class R5	$60,554	$19.33	3,132
Class Z	$169,172,605	$19.27	8,779,066

Total	$836,072,029		44,549,471

RiverSource Precious Metals & Mining Fund (Selling Fund)
Class A	$160,614,376	$14.89	10,789,816
Class B	$12,259,444	$13.52	906,978
Class C	$5,607,763	$13.21	424,631
Class I	$14,985	$15.15	989
Class R4	$213,261	$15.10	14,122

Total	$178,709,829		12,136,536

Columbia Energy and Natural Resources Fund (Buying Fund) (Actual)
Class A	$47,567,499	$19.04	2,497,664
Class C	$16,238,351	$18.65	870,535
Class I	$2,539	$19.11	133
Class R	$2,539	$19.05	133
Class Z	$613,163,340	$19.11	32,092,450

Total	$676,974,268		35,460,915

Columbia Energy and Natural Resources Fund (Pro Forma Combined)***
Class A	$208,082,784	$19.04	10,928,089
Class B	$12,251,880	$18.65	656,937
Class C	$21,842,654	$18.65	1,171,034
Class I	$17,515	$19.11	917
Class R	$2,539	$19.05	133
Class R4	$213,129	$19.04	11,194
Class Z	$613,163,340	$19.11	32,092,450

Total	$855,573,841		44,860,754

RiverSource Real Estate Fund (Selling Fund)
Class A	$52,648,116	$9.23	5,701,458
Class B	$6,533,282	$9.16	713,272
Class C	$1,396,367	$9.14	152,727
Class I	$131,165,236	$9.25	14,173,209
Class R4	$60,555	$9.19	6,587
Class W	$2,528	$9.19	275

Total	$191,806,084		20,747,528

Fund	Net assets	Net asset value per share	Shares outstanding*

RiverSource LaSalle Global Real Estate Fund (Selling Fund)
Class A	$3,516,979	$3.36	1,046,357
Class C	$2,038,610	$3.35	608,403
Class I	$5,725,425	$3.37	1,699,576
Class R**	$77,136	$3.36	22,955
Class R4	$7,666	$3.37	2,277
Class R5	$1,290,676	$3.37	382,971

Total	$12,656,492		3,762,539

RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)
Class A	$7,017,719	$3.78	1,857,797
Class B	$2,205,226	$3.78	583,914
Class C	$10,034,767	$3.77	2,658,416
Class I	$1,802,606	$3.78	476,825
Class R**	$4,493,733	$3.76	1,194,291
Class R4	$17,845	$3.79	4,713
Class R5	$1,423,847	$3.77	377,223

Total	$26,995,743		7,153,179

RiverSource LaSalle International Real Estate Fund (Selling Fund)
Common Stock	$77,483,766	$8.19	9,463,695

Columbia Real Estate Equity Fund (Current) (Buying Fund)
Class A	$20,944,068	$10.48	1,997,873
Class B	$3,059,900	$10.50	291,331
Class C	$5,640,087	$10.48	538,220
Class Z	$302,483,192	$10.50	28,802,278

Total	$332,127,247		31,629,702

Columbia Real Estate Equity Fund (Pro Forma Combined)***
Class A	$84,077,482	$10.48	8,022,054
Class B	$11,791,436	$10.50	1,122,906
Class C	$19,084,759	$10.48	1,821,109
Class I	$138,607,822	$10.50	13,200,745
Class R	$4,562,781	$10.48	435,380
Class R4	$85,980	$10.48	8,204
Class R5	$2,707,657	$10.48	258,364
Class W	$2,527	$10.48	241
Class Z	$379,924,982	$10.50	36,177,687

Total	$640,845,426		61,046,690

*	Pro forma shares outstanding are calculated by dividing the net assets of the applicable Selling Fund by the net asset value per share of the corresponding Buying Fund and adding the result to the number of shares of such Buying Fund currently outstanding.
**	Class R shares of Columbia Seligman Global Technology Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource LaSalle Global Real Estate Fund were formerly named Class R2 shares.
***	Pro forma figures reflect the effect of estimated Reorganization costs as set forth in Exhibit A hereto.

Ownership of Selling Fund and Buying Fund Shares

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund as of October 31, 2010 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Fund	Shareholder Account Registration	Percentage of Fund	Percentage of Fund following Reorganization
RiverSource Real Estate Fund (Selling Fund)	Affiliated Funds-of-Funds Aggregate Ownership (1)(2)	68.30%	N/A
RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	Affiliated Funds-of-Funds Aggregate Ownership (3)(2)	6.65%	N/A
RiverSource LaSalle Global Real Estate Fund (Selling Fund)	Affiliated Funds-of-Funds Aggregate Ownership (4)(2)	46.66%	N/A
RiverSource LaSalle International Real Estate Fund (Selling Fund)	N/A	N/A	N/A
Columbia Real Estate Equity Fund (Buying Fund)	Bank of America, N.A., Trustee, Dallas TX	33.07%	16.67%
	Affiliated Funds-of-Funds Aggregate Ownership (5)(2)	N/A	21.61%

(1)

Includes the aggregate ownership of the following affiliated funds-of-funds: Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Conservative Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Conservative Fund, Columbia Portfolio Builder Moderate Fund and Columbia Portfolio Builder Total Equity Fund.

(2)

Investments by funds-of-funds advised by Columbia Management (Columbia Funds-of-Funds) in shares of certain underlying funds (underlying funds) may represent significant ownership positions in such underlying funds. The Columbia Funds-of-Funds generally vote on underlying fund proposals in the same proportion that other shareholders vote on such proposals except where the Board(s) of Directors/Trustees of the Columbia Funds-of-Funds direct otherwise, including, for example, where the Columbia Funds-of-Funds own, in aggregate, a majority position of the underlying fund.

(3)	Includes the aggregate ownership of Columbia Portfolio Builder Moderate Aggressive Fund, an affiliated fund-of-funds.
(4)	Includes the aggregate ownership of the following affiliated funds-of-funds: Columbia Portfolio Builder Aggressive Fund and Columbia Portfolio Builder Total Equity Fund.
(5)

Includes the aggregate ownership of the following affiliated funds-of-funds: Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Conservative Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Conservative Fund, Columbia Portfolio Builder Moderate Fund and Columbia Portfolio Builder Total Equity Fund.

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of a Fund’s outstanding shares as of October 31, 2010. As of October 31, 2010, the officers and directors/trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund.

Table D-2. Current and Pro Forma Ownership of Fund Shares

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
RiverSource Real Estate Fund (Selling Fund)
Class A	None	N/A	N/A
Class B	None	N/A	N/A
Class C	None	N/A	N/A
Class I	Columbia Portfolio Builder Moderate Fund, Minneapolis, MN	24.20%	N/A
	Columbia Portfolio Builder Moderate Aggressive Fund, Minneapolis, MN	19.21%	N/A
	Columbia Income Builder Fund II, Minneapolis, MN	12.25%	N/A
	Columbia Portfolio Builder Aggressive Fund, Minneapolis, MN	10.02%	N/A
	Columbia Income Builder Fund III, Minneapolis, MN	8.86%	N/A
	Columbia Portfolio Builder Moderate Conservative Fund, Minneapolis, MN	8.67%	N/A
	Columbia Portfolio Builder Total Equity Fund, Minneapolis, MN	8.26%	N/A
	Columbia Portfolio Builder Conservative Fund, Minneapolis, MN	5.08%	N/A
Class R4	American Enterprise Investment Services Inc., Minneapolis, MN	86.90%	N/A
	Columbia Management Investment Advisers, LLC, Minneapolis, MN	13.10%	N/A
Class W	Columbia Management Investment Advisers, LLC, Minneapolis, MN	100.00%	N/A

RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)
Class A	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	26.90%	N/A
Class B	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	21.00%	N/A
	Citigroup Global Markets Inc., Owings Mills, MD	7.30%	N/A
Class C	Merrill Lynch, Pierce Fenner & Smith Inc., Jacksonville, FL	54.32%	N/A
Class I	Columbia Portfolio Builder Moderate Aggressive Fund	99.63%	N/A
Class R	Merrill Lynch, Pierce Fenner & Smith Inc., Jacksonville, FL	83.45%	N/A
Class R4	Columbia Management Investment Advisers, LLC, Minneapolis, MN	34.63%	N/A
	Scottrade Inc. FBO Kenny K. Fong, St. Louis, MO	56.50%	N/A
	Charles Schwab & Co. Inc., San Francisco, CA	8.86%	N/A
Class R5	Gramma Fisher Foundation, Easton, MD	61.06%	N/A
	Patrick’s Plain, Eason, MO	36.73%	N/A

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
RiverSource LaSalle Global Real Estate Fund (Selling Fund)
Class A	Columbia Management Investment Distributors, Inc., Minneapolis, MN	20.74%	N/A
	Morgan Stanley Smith Barney, Jersey City, NJ	14.74%	N/A
	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	11.76%	N/A
Class C	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	37.27%	N/A
Class I	Columbia Portfolio Builder Total Equity Fund	57.11%	N/A
	Columbia Portfolio Builder Aggressive Fund	42.79%	N/A
Class R	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	70.37%	N/A
	Richard Roberts FBO Mountaineer Gas Services LLC 401K, Tulsa, OK	10.78%	N/A
	Frontier Trust Company FBO CBS-IO 401K, Fargo, ND	8.51%	N/A
	Frontier Trust Company FBO Valley Ford-Mercury 401K, Fargo, ND	5.57%	N/A
Class R4	Columbia Management Investment Advisers, LLC, Minneapolis, MN	74.93%	N/A
	Scottrade Inc. FBO Jeffrey Powers Roth IRA, St. Louis, MO	13.11%	N/A
	Charles Schwab & Co. Inc., San Francisco, CA	11.96%	N/A
Class R5	Gramma Fisher Foundation, Easton, MD	61.69%	N/A
	Patrick’s Plain, Easton, MO	37.91%	N/A

RiverSource LaSalle International Real Estate Fund (Selling Fund)
	Cede & Co., New York, NY	99.95%	N/A

Columbia Real Estate Equity Fund (Buying Fund)
Class A	First Clearing LLC, St. Louis, MO	11.69%	3.01%
	Morgan Stanley Smith Barney, Jersey City, NJ	9.55%	3.05%
	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	N/A	3.05%
	Columbia Management Investment Distributors, Inc., Minneapolis, MN	N/A	0.83%
Class B	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	14.84%	8.19%
	Citigroup Global Markets Inc., Owings Mills, MD	N/A	1.43%
Class C	Merrill Lynch, Pierce Fenner & Smith Inc., Jacksonville, FL	N/A	31.48%
Class I	Columbia Management Investment Advisers, LLC, Minneapolis, MN	100.00%	0.00%
	Columbia Portfolio Builder Moderate Fund, Minneapolis, MN	N/A	22.57%
	Columbia Portfolio Builder Moderate Aggressive Fund, Minneapolis, MN	N/A	19.27%
	Columbia Income Builder Fund II, Minneapolis, MN	N/A	11.42%
	Columbia Portfolio Builder Aggressive Fund, Minneapolis, MN	N/A	11.26%
	Columbia Income Builder Fund III, Minneapolis, MN	N/A	8.26%
	Columbia Portfolio Builder Moderate Conservative Fund, Minneapolis, MN	N/A	8.09%
	Columbia Portfolio Builder Total Equity Fund, Minneapolis, MN	N/A	10.27%
	Columbia Portfolio Builder Conservative Fund, Minneapolis, MN	N/A	4.74%

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Class R	Columbia Management Investment Advisers, LLC, Minneapolis, MN	100.00%	0.05%
	Merrill Lynch, Pierce Fenner & Smith Inc., Jacksonville, FL	N/A	83.16%
	Richard Roberts FBO Mountaineer Gas Services LLC 401K, Tulsa, OK	N/A	0.20%
	Frontier Trust Company FBO CBS-IO 401K, Fargo, ND	N/A	0.16%
	Frontier Trust Company FBO Valley Ford-Mercury 401K, Fargo, ND	N/A	0.10%
Class R4	American Enterprise Investment Services Inc., Minneapolis, MN	N/A	47.87%
	Columbia Management Investment Advisers, LLC, Minneapolis, MN	N/A	26.39%
	Scottrade Inc. FBO Kenny K. Fong, St. Louis, MO	N/A	16.58%
	Charles Schwab & Co. Inc., San Francisco, CA	N/A	4.04%
	Scottrade Inc. FBO Jeffrey Powers Roth IRA, St. Louis, MO	N/A	1.58%
Class R5	Gramma Fisher Foundation, Easton, MD	N/A	61.33%
	Patrick’s Plain, Eason, MO	N/A	37.29%
Class W	Columbia Management Investment Advisers, LLC, Minneapolis, MN	94.65%	97.39%
	American Enterprise Investment Services Inc., Minneapolis, MN	5.35%	2.58%
Class Z*	Bank of America N.A., Dallas, TX	36.62%	28.30%
	Charles Schwab & Co., San Francisco, CA	20.38%	15.75%
	State Street Bank & Trust Company AAF Lifegoal Balanced Growth Portfolio, Boston, MA	5.02%	3.88%
	Cede & Co., New York, NY	N/A	22.65%

Columbia Technology Fund (Selling Fund)
Class A	None	N/A	N/A
Class B	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	13.30%	N/A
	Morgan Stanley Smith Barney, Jersey City, NJ	6.81%	N/A
	Citigroup Global Markets Inc., New York, NY	5.19%	N/A
Class C	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	38.21%	N/A
	Morgan Stanley Smith Barney, Jersey City, NJ	7.81%	N/A
Class Z	Vanguard Fiduciary Trust Company, Valley Forge, PA	20.83%	N/A
	Bank of America, N.A., Trustee, Dallas TX	18.60%	N/A
	Charles Schwab & Co., San Francisco, CA	9.43%	N/A
	LPL Financial, San Diego, CA	8.56%	N/A
	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	5.62%	N/A

Columbia Seligman Global Technology Fund (Buying Fund)
Class A	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	9.07%	7.52%
Class B	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	7.07%	8.75%
	Morgan Stanley Smith Barney, Jersey City, NJ	N/A	1.84%
	Citigroup Global Markets Inc., New York, NY	N/A	1.40%
Class C	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	19.66%	23.94%
	Morgan Stanley Smith Barney, Jersey City, NJ	5.08%	5.71%

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Class Z	Columbia Management Investment Advisers, LLC, Minneapolis, MN	100.00%	0.00%
	Vanguard Fiduciary Trust Company, Valley Forge, PA	N/A	20.82%
	Bank of America, N.A., Trustee, Dallas TX	N/A	18.59%
	Charles Schwab & Co., San Francisco, CA	N/A	9.43%
	LPL Financial, San Diego, CA	N/A	8.56%
	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	N/A	5.62%

RiverSource Precious Metals and Mining Fund (Selling Fund)
Class A	None	N/A	N/A
Class B	None	N/A	N/A
Class C	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	12.64%	N/A
Class I	Columbia Management Investment Advisers, LLC., Minneapolis, MN	100.00%	N/A
Class R4	Frontier Trust Company FBO Jacinto Medical Group PA 401(k) Plan, Fargo, ND	32.31%	N/A
	American Enterprise Investment Services Inc., Minneapolis, MN	40.82%	N/A
	MG Trust Company FBO Saddle Butte Operating, LLC, Denver, CO	11.22%	N/A

Columbia Energy and Natural Resources Fund (Buying Fund)
Class A	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	8.58%	1.97%
	Morgan Stanley Smith Barney, Jersey City, NJ	6.36%	1.46%
Class B	None	N/A	N/A
Class C	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	15.34%	14.61%
Class I	State Street Bank & Trust Company AAF Asset Allocation Fund, Boston, MA	64.58%	64.47%
	State Street Bank & Trust Company AAF Asset Allocation Fund, Boston, MA	35.39%	35.32%
	Columbia Management Investment Advisers, LLC., Minneapolis, MN	N/A	0.17%
Class R4	Frontier Trust Company FBO Jacinto Medical Group PA 401(k) Plan, Fargo, ND	N/A	32.31%
	American Enterprise Investment Services Inc., Minneapolis, MN	N/A	40.82%
	MG Trust Company FBO Saddle Butte Operating, LLC, Denver, CO	N/A	11.22%

*	Common stockholders of RiverSource LaSalle International Real Estate Fund will receive Class Z shares of Columbia Real Estate Equity Fund.

Financial Highlights of the Buying Funds

The financial highlights tables below are designed to help you understand how each Buying Fund has performed for the past five full fiscal years or, if shorter, the Buying Fund’s period of operations. Certain information reflects financial results for a single Buying Fund share. The total return line indicates how much an investment in the Buying Fund would have earned each period assuming any dividends and distributions had been reinvested. The information shown for Columbia Real Estate Equity Fund and for Columbia Energy and

Natural Resources Fund has been audited by PricewaterhouseCoopers LLP except that the information shown for the Columbia Energy and Natural Resources Fund six-month period ended September 30, 2010 is unaudited. The information shown for Columbia Seligman Global Technology Fund for fiscal years ended on or after October 31, 2009 has been audited by Ernst & Young, LLP. Other auditors audited the information shown for Columbia Seligman Global Technology Fund for the periods ended on or before October 31, 2008. Each auditor is an independent registered public accounting firm, whose reports, along with the Buying Funds’ financial statements, are included in the Buying Funds’ annual reports to shareholders. The independent registered public accounting firms’ reports and the Buying Funds’ financial statements are also incorporated by reference into the Merger SAI. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Because Class Z shares of Columbia Seligman Global Technology Fund and Class I, Class R and Class W shares of Columbia Real Estate Equity Fund are new, no financial highlights are provided for these share classes. Because Class B and Class R4 shares of Columbia Energy and Natural Resources Fund and Class R4 and Class R5 shares of Columbia Real Estate Equity Fund had not commenced operations as of the date of this combined proxy statement/prospectus, no financial highlights are provided for these share classes.

Table D-3. Financial Highlights of Buying Funds

Financial Highlights — Columbia Seligman Global Technology Fund

Selected data for a share outstanding throughout each period is as follows:

Columbia Seligman Global Technology Fund

Class A

	(Unaudited) Six Months Ended April 30, 2010		Year Ended Oct. 31,
Per share data			2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.50		$11.77		$19.82	$15.42	$12.81	$11.51

Income from Investment Operations:
Net investment income (loss)	(.08)		(.20)		(.21)	(.21)	(.19)	(.10)
Net gains (losses) (both realized and unrealized)(a)	2.82		4.74		(7.84)	4.61	2.80	1.40

Total from investment operations	2.74		4.54		(8.05)	4.40	2.61	1.30
Proceeds from regulatory settlements	.03		.19		—	—	—	—

Net Asset Value, End of Period	$19.27		$16.50		$11.77	$19.82	$15.42	$12.81

Total return	16.79%	(b)	40.19%	(c)	(40.62)%	28.53%	20.37%	11.29%

Ratios to Average Net Assets(d)
Gross expenses prior to expense waiver/reimbursement	1.73%	(e)	1.92%		1.76%	1.75%	1.77%	1.83%
Net expenses after expense waiver/reimbursement(f)	1.57%	(e)	1.91%		1.76%	1.75%	1.77%	1.83%
Net investment income (loss)	(.91)%	(e)	(1.46)%		(1.23)%	(1.21)%	(1.30)%	(.81)%

Supplemental Data
Net assets, end of period (in millions)	$407		$326		$165	$305	$247	$237
Portfolio turnover rate	50%		150%		171%	208%	195%	151%

See accompanying Notes to Financial Highlights.

Columbia Seligman Global Technology Fund

Class B

	(Unaudited) Six Months Ended April 30, 2010		Year Ended Oct. 31,
Per share data			2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.25		$10.24		$17.38	$13.62	$11.40	$10.33

Income from Investment Operations:
Net investment income (loss)	(.13)		(.26)		(.29)	(.30)	(.26)	(.17)
Net gains (losses) (both realized and unrealized)(a)	2.44		4.11		(6.85)	4.06	2.48	1.24

Total from investment operations	2.31		3.85		(7.14)	3.76	2.22	1.07
Proceeds from regulatory settlements	.03		.16		—	—	—	—

Net Asset Value, End of Period	$16.59		$14.25		$10.24	$17.38	$13.62	$11.40

Total return	16.42%	(g)	39.16%	(c)	(41.08)%	27.61%	19.47%	10.36%

Ratios to Average Net Assets(d)
Gross expenses prior to expense waiver/reimbursement	2.50%	(e)	2.64%		2.51%	2.50%	2.52%	2.58%
Net expenses after expense waiver/reimbursement(f)	2.34%	(e)	2.63%		2.51%	2.50%	2.52%	2.58%
Net investment income (loss)	(1.68)%	(e)	(2.21)%		(1.98)%	(1.96)%	(2.05)%	(1.56)%

Supplemental Data
Net assets, end of period (in millions)	$26		$22		$7	$29	$33	$40
Portfolio turnover rate	50%		150%		171%	208%	195%	151%

See accompanying Notes to Financial Highlights.

Columbia Seligman Global Technology Fund

Class C

	(Unaudited) Six Months Ended April 30, 2010		Year Ended Oct. 31,
Per share data			2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.25		$10.25		$17.39	$13.63	$11.40	$10.33

Income from Investment Operations:
Net investment income (loss)	(.13)		(.26)		(.28)	(.30)	(.26)	(.17)
Net gains (losses) (both realized and unrealized)(a)	2.45		4.10		(6.86)	4.06	2.49	1.24

Total from investment operations	2.32		3.84		(7.14)	3.76	2.23	1.07
Proceeds from regulatory settlements	.03		.16		—	—	—	—

Net Asset Value, End of Period	$16.60		$14.25		$10.25	$17.39	$13.63	$11.40

Total return	16.49%	(g)	39.02%	(c)	(41.06)%	27.59%	19.56%	10.36%

Ratios to Average Net Assets(d)
Gross expenses prior to expense waiver/reimbursement	2.48%	(e)	2.70%		2.51%	2.50%	2.52%	2.58%
Net expenses after expense waiver/reimbursement(f)	2.33%	(e)	2.69%		2.51%	2.50%	2.52%	2.58%
Net investment income (loss)	(1.67)%	(e)	(2.24)%		(1.98)%	(1.96)%	(2.05)%	(1.56)%

Supplemental Data
Net assets, end of period (in millions)	$81		$70		$54	$28	$20	$18
Portfolio turnover rate	50%		150%		171%	208%	195%	151%

Notes to Financial Highlights

(a)	Certain per share amounts for periods prior to Nov. 1, 2006 were reclassified to conform to the current period’s presentation.
(b)	During the six months ended April 30, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(c)	During the year ended Oct. 31, 2009, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	Columbia Management and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(g)	During the six months ended April 30, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.18%.

Financial Highlights — Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares

	(Unaudited) Six Months Ended September 30, 2010		Year Ended March 31,		Period Ended March 31, 2008(a)
			2010	2009
Net Asset Value, Beginning of Period	$20.11		$13.62	$25.49	$27.64

Income from Investment Operations:
Net investment loss(b)	(0.01)		(0.02)	(0.01)	—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.06)		6.52	(11.46)	1.72

Total from investment operations	(1.07)		6.50	(11.47)	1.72

Less Distributions to Shareholders:
From net investment income	—	(c)	(0.01)	—	—
From net realized gains	—		—	(0.40)	(3.87)

Total distributions to shareholders	—	(c)	(0.01)	(0.40)	(3.87)

Increase from regulatory settlements	—		— (c)	—	—

Net Asset Value, End of Period	$19.04		$20.11	$13.62	$25.49

Total return(d)	(5.32)%	(e)	47.76%	(45.88)% (f)	6.82%	(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(g)	1.22%	(h)	1.21%	1.24%	1.07%	(h)
Interest expense	—%	(h)(i)	—% (i)	—	—%	(h)(i)
Net expenses(g)	1.22%	(h)	1.21%	1.24%	1.07%	(h)
Waiver/Reimbursement	—		—	0.04%	0.05%	(h)
Net investment loss(g)	(0.14)%	(h)	(0.10)%	(0.03)%	(0.02)%	(h)
Portfolio turnover rate	401%	(e)	523%	484%	198%
Net assets, end of period (000s)	$47,567		$50,812	$16,842	$5,328

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)	Not annualized.
(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Annualized.
(i)	Rounds to less than 0.01%.

Financial Highlights — Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares

	(Unaudited) Six Months Ended September 30, 2010		Year Ended March 31,			Period Ended March 31, 2008(a)
			2010		2009
Net Asset Value, Beginning of Period	$19.78		$13.47		$25.40	$27.64

Income from Investment Operations:
Net investment loss(b)	(0.08)		(0.15)		(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.05)		6.46		(11.40)	1.73

Total from investment operations	(1.13)		6.31		(11.53)	1.63

Less Distributions to Shareholders:
From net realized gains	—		—		(0.40)	(3.87)

Increase from regulatory settlements	—		—	(c)	—	—

Net Asset Value, End of Period	$18.65		$19.78		$13.47	$25.40

Total return(d)	(5.71)%	(e)	46.84%		(46.29)% (f)	6.45%	(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(g)	1.97%	(h)	1.96%		1.99%	1.82%	(h)
Interest expense	—%	(h)(i)	—%	(i)	—	—%	(h)(i)
Net expenses(g)	1.97%	(h)	1.96%		1.99%	1.82%	(h)
Waiver/Reimbursement	—		—		0.04%	0.05%	(h)
Net investment loss(g)	(0.89)%	(h)	(0.84)%		(0.73)%	(0.78)%	(h)
Portfolio turnover rate	401%	(e)	523%		484%	198%	(e)
Net assets, end of period (000s)	$16,238		$16,420		$5,843	$1,433

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)	Not annualized.
(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Annualized.
(i)	Rounds to less than 0.01%.

Financial Highlights — Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares

(Unaudited) Period Ended September 30, 2010(a)
Net Asset Value, Beginning of Period	$18.82

Income from Investment Operations:
Net investment loss(b)(c)	—
Net realized and unrealized gain on investments and foreign currency	0.29

Total from investments operations	0.29

Net Asset Value, End of Period	$19.11

Total Return(d)(e)	1.54%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(f)(g)	0.93%
Interest expense(g)(h)	—%
Net expenses(f)(g)	0.93%
Net investment loss(f)(g)	(0.72)%
Portfolio turnover rate(e)	401
Net assets, end of period (000s)	$3

(a)	Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value.
(e)	Not annualized.
(f)	The benefits derived from expense reductions had an impact of 0.01%.
(g)	Annualized.
(h)	Rounds to less than 0.01%.

Columbia Real Estate Equity Fund

Class A Shares

	(Unaudited) Six Months Ended June 30, 2010		Period Ended December 31, 2009(a)		Year Ended August 31,
					2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.07		$9.11		$13.85	$20.72	$29.07	$27.84	$25.59

Income from Investment Operations:
Net investment income(b)	0.13		0.06		0.22	0.29	0.22	0.39	0.79 (c)
Net realized and unrealized gain (loss) on investments and foreign currency	0.39		1.10		(4.46)	(1.10)	1.24	4.90	4.73

Total from investment operations	0.52		1.16		(4.24)	(0.81)	1.46	5.29	5.52

Less Distributions to Shareholders:
From net investment income	(0.11)		(0.12)		(0.33)	(0.16)	(0.33)	(0.78)	(0.75)
From net realized gains	—		—		—	(5.90)	(9.48)	(3.28)	(2.52)
From return of capital	—		(0.08)		(0.17)	—	—	—	—

Total distributions to shareholders	(0.11)		(0.20)		(0.50)	(6.06)	(9.81)	(4.06)	(3.27)

Increase from regulatory settlements	—	(d)	—		—	—	—	—	—

Net Asset Value, End of Period	$10.48		$10.07		$9.11	$13.85	$20.72	$29.07	$27.84

Total return(e)	5.09%	(f)	12.86%	(f)	(29.89)%	(5.46)%	1.72%	21.66%	22.65%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(g)	1.26%	(h)	1.39%	(h)	1.31%	1.28%	1.21%	1.19%	1.18%
Interest expense	—%	(h)(i)	—		—	—% (i)	—% (i)	—% (i)	—
Net expenses(g)	1.26%	(h)	1.39%	(h)	1.31%	1.28%	1.21%	1.19%	1.18%
Net investment income(g)	2.38%	(h)	1.99%	(h)	2.69%	1.93%	0.84%	1.45%	2.98%
Portfolio turnover rate	46%	(f)	32%	(f)	110%	78%	67%	10%	10%
Net assets, end of period (000s)	$20,944		$18,245		$17,114	$22,321	$31,069	$44,685	$45,756

(a)	The Fund changed its fiscal year end from August 31 to December 31. Per share data and total return reflect activity from September 1, 2009 through December 31, 2009.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.
(d)	Rounds to less than $0.01 per share.
(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)	Not annualized.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Annualized.
(i)	Rounds to less than 0.01%.

Columbia Real Estate Equity Fund

Class B Shares

	(Unaudited) Six Months Ended June 30, 2010		Period Ended December 31, 2009(a)		Year Ended August 31,
					2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.09		$9.12		$13.85	$20.76	$29.09	$27.85	$25.60

Income from Investment Operations:
Net investment income(b)	0.08		0.04		0.16	0.20	0.03	0.19	0.60 (c)
Net realized and unrealized gain (loss) on investments and foreign currency	0.40		1.10		(4.46)	(1.14)	1.24	4.90	4.73

Total from investment operations	0.48		1.14		(4.30)	(0.94)	1.27	5.09	5.33

Less Distributions to Shareholders:
From net investment income	(0.07)		(0.09)		(0.26)	(0.07)	(0.12)	(0.57)	(0.56)
From net realized gains	—		—		—	(5.90)	(9.48)	(3.28)	(2.52)
From return of capital	—		(0.08)		(0.17)	—	—	—	—

Total distributions to shareholders	(0.07)		(0.17)		(0.43)	(5.97)	(9.60)	(3.85)	(3.08)

Increase from regulatory settlements	—	(d)	—		—	—	—	—	—

Net Asset Value, End of Period	$10.50		$10.09		$9.12	$13.85	$20.76	$29.09	$27.85

Total return(e)	4.70%	(f)	12.57%	(f)	(30.38)%	(6.21)%	0.99%	20.78%	21.74%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(g)	2.01%	(h)	2.14%	(h)	2.06%	2.03%	1.96%	1.94%	1.93%
Interest expense	—%	(h)(i)	—		—	—% (i)	—% (i)	—% (i)	—
Net expenses(g)	2.01%	(h)	2.14%	(h)	2.06%	2.03%	1.96%	1.94%	1.93%
Net investment income(g)	1.58%	(h)	1.22%	(h)	1.96%	1.30%	0.10%	0.72%	2.26%
Portfolio turnover rate	46%	(f)	32%	(f)	110%	78%	67%	10%	10%
Net assets, end of period (000s)	$3,060		$3,348		$3,356	$7,123	$9,663	$13,309	$14,393

(a)	The Fund changed its fiscal year end from August 31 to December 31. Per share data and total return reflect activity from September 1, 2009 through December 31, 2009.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.
(d)	Rounds to less than $0.01 per share.
(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)	Not annualized.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Annualized.
(i)	Rounds to less than 0.01%.

Columbia Real Estate Equity Fund

Class C Shares

	(Unaudited) Six Months Ended June 30, 2010		Period Ended December 31, 2009(a)		Year Ended August 31,
					2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.07		$9.10		$13.82	$20.72	$29.06	$27.83	$25.58

Income from Investment Operations:
Net investment income(b)	0.09		0.04		0.16	0.19	0.03	0.18	0.55 (c)
Net realized and unrealized gain (loss) on investments and foreign currency	0.39		1.10		(4.45)	(1.12)	1.23	4.90	4.78

Total from investment operations	0.48		1.14		(4.29)	(0.93)	1.26	5.08	5.33

Less Distributions to Shareholders:
From net investment income	(0.07)		(0.09)		(0.26)	(0.07)	(0.12)	(0.57)	(0.56)
From net realized gains	—		—		—	(5.90)	(9.48)	(3.28)	(2.52)
From return of capital	—		(0.08)		(0.17)	—	—	—	—

Total distributions to shareholders	(0.07)		(0.17)		(0.43)	(5.97)	(9.60)	(3.85)	(3.08)

Increase from regulatory settlements	—	(d)	—		—	—	—	—	—

Net Asset Value, End of Period	$10.48		$10.07		$9.10	$13.82	$20.72	$29.06	$27.83

Total return(e)	4.71%	(f)	12.60%	(f)	(30.37)%	(6.18)%	0.94%	20.75%	21.75%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(g)	2.01%	(h)	2.14%	(h)	2.06%	2.03%	1.96%	1.94%	1.93%
Interest expense	—%	(h)(i)	—		—	—% (i)	—% (i)	—% (i)	—
Net expenses(g)	2.01%	(h)	2.14%	(h)	2.06%	2.03%	1.96%	1.94%	1.93%
Net investment income(g)	1.63%	(h)	1.37%	(h)	1.95%	1.26%	0.11%	0.66%	2.08%
Portfolio turnover rate	46%	(f)	32%	(f)	110%	78%	67%	10%	10%
Net assets, end of period (000s)	$5,640		$4,777		$3,553	$6,462	$8,263	$5,486	$4,821

(a)	The Fund changed its fiscal year end from August 31 to December 31. Per share data and total return reflect activity from September 1, 2009 through December 31, 2009.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.
(d)	Rounds to less than $0.01 per share.
(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)	Not annualized.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Annualized.
(i)	Rounds to less than 0.01%.

Columbia Real Estate Equity Fund

Class Z Shares

	(Unaudited) Six Months Ended June 30, 2010		Period Ended December 31, 2009(a)		Year Ended August 31,
					2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.09		$9.13		$13.88	$20.74	$29.10	$27.86	$25.60

Income from Investment Operations:
Net investment income(b)	0.14		0.07		0.24	0.33	0.29	0.48	0.90 (c)
Net realized and unrealized gain (loss) on investments and foreign currency	0.39		1.10		(4.47)	(1.10)	1.22	4.88	4.70

Total from investment operations	0.53		1.17		(4.23)	(0.77)	1.51	5.36	5.60

Less Distributions to Shareholders:
From net investment income	(0.12)		(0.13)		(0.35)	(0.19)	(0.39)	(0.84)	(0.82)
From net realized gains	—		—		—	(5.90)	(9.48)	(3.28)	(2.52)
From return of capital	—		(0.08)		(0.17)	—	—	—	—

Total distributions to shareholders	(0.12)		(0.21)		(0.52)	(6.09)	(9.87)	(4.12)	(3.34)

Increase from regulatory settlements	—	(d)	—		—	—	—	—	—

Net Asset Value, End of Period	$10.50		$10.09		$9.13	$13.88	$20.74	$29.10	$27.86

Total return(e)	5.21%	(f)	12.97%	(f)	(29.71)%	(5.21)%	1.95%	21.99%	22.99%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(g)	1.01%	(h)	1.14%	(h)	1.06%	1.03%	0.96%	0.94%	0.93%
Interest expense	—%	(h)(i)	—		—	—% (i)	—% (i)	—% (i)	—
Net expenses(g)	1.01%	(h)	1.14%	(h)	1.06%	1.03%	0.96%	0.94%	0.93%
Net investment income(g)	2.59%	(h)	2.28%	(h)	2.96%	2.17%	1.11%	1.78%	3.40%
Portfolio turnover rate	46%	(f)	32%	(f)	110%	78%	67%	10%	10%
Net assets, end of period (000s)	$302,483		$273,528		$238,485	$282,293	$377,388	$578,899	$758,147

(a)	The Fund changed its fiscal year end from August 31 to December 31. Per share data and total return reflect activity from September 1, 2009 through December 31, 2009.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.
(d)	Rounds to less than $0.01 per share.
(e)	Total return at net asset value assuming all distributions reinvested.
(f)	Not annualized.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Annualized.
(i)	Rounds to less than 0.01%.

Exhibit A

Costs of the Reorganizations

Each Selling Fund and the corresponding Buying Fund may bear a portion of the out-of-pocket expenses associated with its Reorganization. Out-of-pocket expenses associated with a Reorganization include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this proxy statement/prospectus, and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization; and (3) the legal and other fees and expenses incurred in connection with the Reorganization.

All fees paid to governmental authorities for the registration or qualification of the Buying Fund shares to be issued in the Reorganization and all transfer agency costs related to such shares will be allocated to the Buying Fund. All fees and expenses related to printing and mailing communications to Selling Fund shareholders will be allocated to the Selling Fund. All of the other out-of-pocket expenses of a Reorganization including, without limitation, accounting, legal and custodial expenses, will be allocated equally among the applicable Funds. Following this initial allocation among the Funds, Columbia Management limits the expenses actually borne by a Fund to not more than the anticipated reduction in expenses to be incurred by that Fund over the first year following the Reorganization. Any reduction in the Reorganization expenses borne by a Fund as a result of this limitation is absorbed by Columbia Management, not by any other Fund. The estimated costs of each Reorganization expected to be borne by each Selling Fund and the Buying Fund, in the aggregate and on a per-share basis based on shares outstanding as of September 30, 2010, are set forth below:

	Costs Estimated to be Borne
Fund	Total	Per Share
Columbia Technology Fund (Selling Fund)	$109,425	$0.004
RiverSource Precious Metals and Mining Fund (Selling Fund)	$110,256	$0.009
RiverSource Real Estate Fund (Selling Fund)	$91,909	$0.005
RiverSource LaSalle Global Real Estate Fund (Selling Fund)	$43,006	$0.012
RiverSource LaSalle Monthly Dividend Real Estate Fund (Selling Fund)	$47,015	$0.006
RiverSource LaSalle International Real Estate Fund, Inc. (Selling Fund)	$41,976	$0.004
Columbia Seligman Global Technology Fund (Buying Fund)	$36,413	$0.001
Columbia Energy and Natural Resources Fund (Buying Fund)	$0	$0
Columbia Real Estate Equity Fund (Buying Fund)	$0	$0

Should any Reorganization fail to occur, Columbia Management will bear all costs associated with that Reorganization.

A-1

Based on the operating expense ratios shown in the Fees and Expenses section above for each Buying Fund, it is projected that, after the Reorganizations, assuming all of the Reorganizations are consummated, each class of each Selling Fund will benefit from expense savings that will offset the allocated Reorganization expenses. However, the benefit of those projected expense savings will not be realized immediately. It is projected that the aggregate expense savings for each Selling Fund will not exceed the allocated Reorganization expenses of that Selling Fund until approximately the number of months after its Reorganization set forth below.

Fund	Number of Months
Columbia Technology Fund	12
RiverSource Precious Metals and Mining Fund	4
RiverSource Real Estate Fund	2
RiverSource LaSalle Global Real Estate Fund	10
RiverSource LaSalle Monthly Dividend Real Estate Fund	5
RiverSource LaSalle International Real Estate Fund, Inc.	4

If a shareholder redeems his or her Buying Fund shares prior to the indicated time, the shareholder will receive no net benefit from the projected expense savings.

A-2

Exhibit B

Minnesota Business Corporation Act Sections 302A.471 and 302A.473

If you are a shareholder of RiverSource Real Estate Equity Fund or RiverSource Precious Metals and Mining Fund, Minnesota law requires that we provide you with a copy of the state law on dissenters’ rights. Notwithstanding the provisions of the law set out below, the SEC has taken the position that use of state appraisal procedures by a registered mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. As a result, if any shareholder elects to exercise dissenters’ rights under Minnesota law, the applicable Selling Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

302A.471. Rights of dissenting shareholders

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a)	unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1)	alters or abolishes a preferential right of the shares;

(2)	creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3)	alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4)	excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(5)	eliminates the right to obtain payment under this subdivision;

(b)	a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)	a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d)	a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e)	a plan of conversion adopted by the corporation; or

(f)	any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

B-1

Subdivision 2. Beneficial owners.

(a)	A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)	A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3. Rights not to apply.

(a)	Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b)	If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.

(c)	Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1)	The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2)	The applicability of clause (1) is determined as of:

(i)	the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii)	the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3)	Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

B-2

302A.473. Procedures for asserting dissenters’ rights

Subdivision 1. Definitions.

(a)	For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b)	“Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c)	“Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d)	“Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4. Notice of procedure; deposit of shares.

(a)	After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1)	the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2)	any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3)	a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4)	a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b)	In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

B-3

Subdivision 5. Payment; return of shares.

(a)	After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)	the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)	an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3)	a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)	The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

(c)	If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in a court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedures apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in

B-4

cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subdivision 8. Costs; fees; expenses.

(a)	The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b)	If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)	The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

B-5

Exhibit C

Additional Information Applicable to the Buying Funds

Below is information regarding the Buying Funds. All references to a Fund or the Funds in this Exhibit C refer to a Buying Fund or the Buying Funds, respectively, unless otherwise noted.

Fund Management and Compensation (for all Buying Funds)

Columbia Management, 100 Federal Street, Boston, MA 02110, is the investment manager to the Combined Fund Complex (including the Columbia-, RiverSource-, Seligman- and Threadneedle- branded funds) and is a wholly owned subsidiary of Ameriprise Financial. In addition to managing investments for the Combined Fund Complex, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the Merger SAI for more information.

Subject to oversight by each Fund’s board, Columbia Management manages the day-to-day operations of each Fund, determines what securities and other investments each Fund should buy or sell and executes the portfolio transactions. Although Columbia Management is responsible for the investment management of each Fund, Columbia Management may delegate certain of its duties to one or more investment subadvisers. Columbia Management may use the research and other capabilities of its affiliates and third parties in managing investments.

The Combined Fund Complex has received an order from the SEC that permits Columbia Management, subject to the approval of each Fund’s board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to each Fund’s board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the board the nature of any material relationships it has with a subadviser.

Each Fund pays Columbia Management a fee for managing its assets. The fees paid by each Fund for the most recent fiscal year were the following percentage of each Buying Fund’s average daily net assets:

Buying Fund	Percentage of Fund’s Average Daily Net Assets
Columbia Seligman Global Technology Fund	0.98%
Columbia Energy and Natural Resources Fund	0.60%
Columbia Real Estate Equity Fund	0.75%

Under its Investment Management Services Agreement (the “IMS Agreement”), each Fund also pays taxes, brokerage commissions and nonadvisory expenses. A discussion regarding the basis for each Fund’s board approving the IMS Agreement is available in Columbia Seligman Global Technology Fund’s semiannual report to shareholders for the period ended April 30, 2010, Columbia Energy and Natural Resources Fund’s annual report to shareholders for the period ended March 31, 2010 and Columbia Real Estate Equity Fund’s semiannual report to shareholders for the period ended June 30, 2010.

In September 2010, in connection with various initiatives to integrate the Funds into a single Fund family with greater uniformity, the Boards of the Funds each approved amended IMS Agreements and administrative services agreements with Columbia Management. These agreements reflect standardized fee schedules for similar Funds, based on a consistent pricing model. Additionally, as part of achieving a consistent, standardized fee schedule, Columbia Management proposed, and the Board approved, eliminating the performance incentive adjustments (PIA) contained in current IMS Agreements for certain legacy RiverSource Funds (which are not applicable to most funds in the combined fund family) that may increase or decrease the Fund’s fees payable under its IMS Agreement based upon the Fund’s performance measured against its reference performance index. The Boards also approved amended transfer agency agreements with a uniform fee schedule. In connection with the Boards’ approval of various proposals to achieve a consistent pricing model, the Boards and Columbia Management agreed to (and, in the case of RiverSource Funds, maintain) an annual process by which contractual expense limitations for Funds with annual operating expenses that exceed the median expense ratios of their respective peer groups (as determined annually by an independent third-party data provider) are set at or below such median expense ratio. These commitments may help mitigate the impact of any fee changes resulting from the adoption of standardized fee schedules. The estimated proposed expense caps shown in the following table reflect peer group median expense ratios as of early 2010, which are likely to change year over year.

While these changes are expected to reduce the overall fees and expenses of the Funds in the aggregate, certain individual Funds are expected to realize an increase in fees under their proposed IMS Agreements and/or total annual operating expenses. Any proposed amended IMS Agreements that would eliminate a PIA, or that could result in higher IMS Agreement fees (each an IMSA Proposal), is subject to approval by Fund shareholders at a meeting expected to be held in the first half of 2011. More information about each IMSA Proposal have been included in proxy materials that are currently anticipated to be distributed to shareholders in early 2011.

If approved by Fund shareholders, the IMSA Proposals, as well as IMS Agreements not subject to Fund shareholder approval and new administrative services agreements, are expected to be effective in the second quarter of 2011. For Funds with a PIA that, as of September 2010, have performance measured against their reference performance index over their most recent applicable rolling performance fee calculation period that results in Columbia Management incurring negative PIA, Columbia Management has agreed to a transitional period of 6 months (18 months for Funds with a 36 month rolling performance fee calculation period), during which time these Funds will compensate Columbia Management at the lower of (i) the fee calculated under the proposed IMS Agreements or (ii) the fee calculated under the current IMS Agreements (including any applicable negative PIA), regardless of whether the IMSA Proposal (including the elimination of the PIA) is ultimately approved by Fund shareholders.

The information in the Fee Tables included under the Summary Section of this Proxy Statement/Prospectus reflect the proposed revised IMS fee rates (assuming the approval of the IMS Agreements by shareholders, as applicable).

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with that Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investments in money market instruments or holdings of cash or cash equivalents. Investing defensively may prevent a Fund from achieving its investment objective.

Portfolio Managers

Information about the portfolio managers who are primarily responsible for overseeing each Fund’s investments is shown below. The Merger SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

Columbia Seligman Global Technology Fund

The Fund is managed by the Seligman Technology Group of Columbia Management. The portfolio managers responsible for the day-to-day management of the Fund are:

Richard M. Parower, CFA, Portfolio Manager

•	Managed the Fund since 2002.

•	Technology Team member since 2000.

•

Prior to the investment manager’s acquisition of J. & W. Seligman & Co. Incorporated (Seligman, the Fund’s predecessor investment manager) in Nov. 2008, Mr. Parower was a Managing Director of Seligman.

•	Joined Seligman in 2000.

•	Began investment career in 1988.

•	BA, Washington University; MBA, Columbia University.

Paul H. Wick, Co-Portfolio Manager

•	Portfolio management responsibilities for the Fund since 1994.

•

Mr. Wick provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the semiconductor and electronics capital equipment sectors.

•	Prior to the investment manager’s acquisition of Seligman in Nov. 2008, Mr. Wick was a Managing Director of Seligman.

•	Joined Seligman in 1987.

•	Began investment career in 1987.

•	BA, Duke; MBA, Duke/Fuqua.

Reema D. Shah, Co-Portfolio Manager

•	Co-Portfolio Manager of the Fund since 2006.

•

Ms. Shah provides assistance to Mr. Parower in managing the Fund through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, education, and financial exchanges sectors.

•	Prior to the investment manager’s acquisition of Seligman in Nov. 2008, Ms. Shah was a Managing Director of Seligman.

•	Joined Seligman in 2000.

•	Began investment career in 1997.

•	BA/BS, University of Pennsylvania; MBA, Northwestern University.

Ajay Diwan, Co-Portfolio Manager

•	Co-Portfolio Manager of the Fund since 2006.

•

Mr. Diwan provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, payment processing industries.

•	Prior to the investment manager’s acquisition of Seligman in Nov. 2008, Mr. Diwan was a Managing Director of Seligman.

•	Joined Seligman in 2001.

•	Began investment career in 1992.

•	BS, Case Western Reserve University; MBA, Columbia University.

Benjamin Lu, Co-Portfolio Manager

•	Co-Portfolio Manager of the Fund since 2006.

•

Mr. Lu provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the Asia technology sector as well as the U.S. electronic manufacturing services and electronic components sectors.

•	Prior to the investment manager’s acquisition of Seligman in Nov. 2008, Mr. Lu was a Portfolio Manager of Seligman.

•	Joined Seligman in 2005.

•	Began investment career in 2005.

Columbia Energy and Natural Resources Fund

The portfolio manager responsible for the day-to-day management of the Fund is:

Michael E. Hoover, Manager

•	Service with the Fund or the predecessor fund since 1995.

•	Joined Adviser in May 2010.

•	Associated with the Fund’s previous investment adviser or its predecessors since 1989.

•	Began investment career in 1987

•	Earned a B.A. from Dartmouth College.

Columbia Real Estate Equity Fund

The portfolio manager responsible for the day-to-day management of the Fund is:

Arthur J. Hurley, CFA, Manager

•	Service with the Fund since Sept. 2006.

•	Associated with Columbia Management or its predecessors since Sept. 2006.

•	Portfolio manager at Lee Munder Capital Group from Dec. 2002 to Aug. 2006.

Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that each Fund is not currently the subject of, and that neither Ameriprise Financial or any of its affiliates is the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on each Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with each Fund. Information regarding certain pending and settled legal proceedings may be found in each Fund’s shareholder reports and in the Merger SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Choosing a Share Class

The Funds

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Reductions/Waivers of Sales Charges – Front-End Sales Charge Reductions.

For purposes of this Exhibit C, funds and portfolios bearing the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. The Funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds. References to the “Fund” are deemed to refer to one of the Funds or to the Buying Fund, as the context requires.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly, RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds’ website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.

Comparison of Share Classes

Share Class Features

Not all Funds offer every class of shares. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalsTM
Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor’s personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.

	Eligible Investors and Minimum Initial Investments(a)	Investment Limits	Conversion Features
Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors.(e)	none	none

Class B*	Closed to new investors.(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors.(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class E	Closed to new investors and new accounts.(k)	none	none

Class F	Closed to new investors and new accounts.(k)	up to $250,000.(l)	Converts to Class E shares eight years after purchase.(i)

Class I*	Available only to the Funds (i.e., Fund-of-Fund investments).	none	none
Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment.	none	none

Class R3*	Effective after the close of business on December 31, 2010, Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts.(n)	none	none

Class R4*	Effective after the close of business on December 31, 2010, Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts.(n)	none	none

	Eligible Investors and Minimum Initial Investments(a)	Investment Limits	Conversion Features

Class R5*	Effective after the close of business on December 31, 2010, Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments.(n)	none	none

Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).	none	none

Class W*	Available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust.(q)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000.	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)
Class A*	5.75% maximum, declining to 0.00% on investments of $1 million or more. None for money market Funds and certain other Funds.(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase.(g)

Class B*	none	5.00% maximum, gradually declining to 0.00% after six years.(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase.

Class E	4.50% maximum, declining to 0.00% on investments of $500,000 or more.	1.00% on certain investments of between $1 million and $50 million redeemed within one year of purchase.

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class F	none	5.00% maximum, gradually declining to 0.00% after six years.

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0.00% on investments of $1 million or more.	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase.(p)

Class W*	none	none

Class Y*	none	none

Class Z*	none	none

	Maximum Distribution and Service (12b-1) Fees(c)	Non 12b-1
Class A*	Legacy Columbia funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%.	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.(c)	none

Class C*	0.75% distribution fee; 0.25% service fee.	none

Class E	0.10% distribution fee and 0.25% service fee, with certain exceptions.(c)	none

Class F	0.75% distribution fee; 0.25% service fee.	none

Class I*	none	none

Class R*	Legacy Columbia funds: 0.50% distribution fee; Legacy RiverSource funds: 0.50% fee, of which service fee can be up to 0.25%.	none

Class R3*	0.25% distribution fee	0.25%(m)

Class R4*	none	0.25%(m)

Class R5*	none	none

Class T	none	up to 0.50%.(o)

Class W*	0.25% distribution and service fees, with certain exceptions.(c)	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)

See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.

(b)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class – Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

(c)

These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management Fund) pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, and up to 0.75% distribution fee on Class C shares 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class – Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific Fund share classes.

(d)	For more information, see Class R3 and Class R4 Shares – Plan Administration Fees and Class T Shares – Shareholder Service Fees.
(e)

The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders.

(f)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.

(g)

There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.

(h)

The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Buying Shares – Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class – Class A Shares – Front-end Sales Charge for additional information about Class A shares.

(i)

Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class – Class B Shares – Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share Class – Class F Shares – Commissions and Conversion to Class E Shares.

(j)

There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.

(k)

The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Buying Shares – Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.

(l)

If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your “immediate family.” For more information about account value aggregation and eligible accounts, see Choosing a Share Class – Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.

(m)	For more information, see Class R3 and Class R4 Shares – Plan Administration Fees.
(n)

Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares – Eligible Investors – Class R3 Shares, R4 Shares and Class R5 Shares.

(o)	For more information, see Class T Shares – Shareholder Service Fees.
(p)

Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.

(q)

Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.

FUNDamentalsTM
Front-End Sales Charge Calculation

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.
•The offering price per share is the net asset value per share plus any front-end sales charge that applies.
•The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class – Reductions/ Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:
•depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and
•is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/ or servicing agents as a % of the offering price
Equity Funds and Funds-of Funds (equity)*	$0 – $49,999	5.75%	6.10%	5.00%
	$50,000 – $99,999	4.50%	4.71%	3.75%
	$100,000 – $249,999	3.50%	3.63%	3.00%
	$250,000 – $499,999	2.50%	2.56%	2.15%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

Fixed Income Funds (except those listed below) and Funds-of-Funds (fixed income)*	$0 – $49,999	4.75%	4.99%	4.00%
	$50,000 – $99,999	4.25%	4.44%	3.50%
	$100,000 – $249,999	3.50%	3.63%	3.00%
	$250,000 – $499,999	2.50%	2.56%	2.15%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

Columbia Absolute Return Currency and Income Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, Columbia Limited Duration Credit Fund and RiverSource Short Duration U.S. Government Fund

	$0 – $99,999	3.00%	3.09%	2.50%
	$100,000 – $249,999	2.50%	2.56%	2.15%
	$250,000 – $499,999	2.00%	2.04%	1.75%
	$500,000 – $999,999	1.50%	1.52%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/ or servicing agents as a % of the offering price

Columbia California Intermediate Municipal Bond Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Short-Intermediate Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Total Return Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

	$0 – $99,999	3.25%	3.36%	2.75%
	$100,000 – $249,999	2.50%	2.56%	2.15%
	$250,000 – $499,999	2.00%	2.04%	1.75%
	$500,000 – $999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

Columbia Short-Term Bond Fund and Columbia Short-Term Municipal Bond Fund	$0 – $99,999	1.00%	1.01%	0.75%
	$100,000 – $249,999	0.75%	0.76%	0.50%
	$250,000 – $999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

*

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. “Funds-of-Funds (equity)” includes – Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund and Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes – Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.

(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class – Reductions/ Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)

Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.

(d)

For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

•

If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

•	Columbia fund shareholders who purchased shares of a legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

•

Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details.

FUNDamentalsTM
Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

Class A Shares — Commissions

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling and/or Service Agents)*

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million – $2,999,999	1.00%**
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge.
**	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

•	generally declines each year until there is no sales charge for redeeming shares.

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds except those listed to the right	Columbia California Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Total Return Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class – Distribution and Service Fees for details.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

•

Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Class C Shares — Sales Charges

You don’t pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For details, see Choosing a Share Class – Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

•	is reduced to 0.00% on shares redeemed a year or more after purchase.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class – Distribution and Service Fees for details.

Class E Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you’ll pay on Class E shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class E Shares — Front-End Sales Charge — Breakpoint Schedule

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
$0 – $49,999	4.50%	4.71%	4.00%
$50,000 – $99,999	3.50%	3.63%	3.00%
$100,000 – $249,999	2.50%	2.56%	2.00%
$250,000 – $499,999	1.25%	1.27%	1.00%
$500,000 – $999,999	0.00%	0.00%	0.00%
$1,000,000 or more	0.00%	0.00%	0.00%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)

Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources: 1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.

Class E Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

•

If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

•

Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren’t subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

Class E Shares — Commissions

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

Class E Shares — Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$0 – $2,999,999	1.00%
$3 million – $4,999,999	0.50%
$5 million or more	0.25%

Class F Shares — Sales Charges

You don’t pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

•	generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

Class F Shares — CDSC

The CDSC you pay on Class F shares depends on how long you’ve held your shares:

Class F Shares — CDSC Schedule

Number of Years Class F Shares Held	Applicable CDSC*
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven	None
Eight	None
Nine	Conversion to Class E Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class F Shares — Commissions and Conversion to Class E Shares

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share Class – Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you’ve owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

•	Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

•

You’ll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$0 – $49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. See Choosing a Share Class – Distribution and Service Fees for details.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
Equity Funds	$0 – $49,999	5.75%	6.10%	5.00%
	$50,000 – $99,999	4.50%	4.71%	3.75%
	$100,000 – $249,999	3.50%	3.63%	2.75%
	$250,000 – $499,999	2.50%	2.56%	2.00%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

Fixed Income Funds	$0 – $49,999	4.75%	4.99%	4.25%
	$50,000 – $99,999	4.50%	4.71%	3.75%
	$100,000 – $249,999	3.50%	3.63%	2.75%
	$250,000 – $499,999	2.50%	2.56%	2.00%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)

Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.

(d)

For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

•	Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

•

Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details.

Class T Shares — Commissions

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent’s failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.

FUNDamentalsTM
Your “Immediate Family” and Account Value Aggregation

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class – Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•

Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

•

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•	Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•

Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the Merger SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C, Class E, Class F and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•

that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares – Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the Merger SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares – Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the Merger SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the Merger SAI for more information about the sales charge reductions and waivers described here.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Funds or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(a)(b)
Class C	0.75%	0.25%	1.00%(d)
Class E	0.10%	0.25%	0.35%
Class F	0.75%	0.25%	1.00%
Class I	none	none	None
Class R (Legacy Columbia funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	None	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Columbia Asset Allocation Fund, Columbia Balanced Fund, Columbia Conservative High Yield Fund, Columbia Contrarian Core Fund, Columbia Disciplined Value Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of the their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares.

(a) Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total

(a) Columbia Blended Equity Fund, Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Federal Securities Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Liberty Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia International Growth Fund, Columbia International Stock Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Mid Cap Core Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Select Large Cap Growth Fund, Columbia Select Opportunities Fund, Columbia Select Small Cap Fund, Columbia Short-Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund, Columbia World Equity Fund

	—	0.25%	0.25%

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia Asset Allocation Fund II, Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Global Value Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Total Return Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares.

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund – The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund’s average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%.

Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund – The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund’s average daily net assets.

Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund – The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund’s average net assets.
Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund – The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund – The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(f)

The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder servicing plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling and/or Servicing Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the Merger SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the Merger SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described herein. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentalsTM
NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

NAV=	(Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentalsTM
Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on the investment manager’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the

Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund’s net asset value per share on that day. Orders received after the end of a business day will receive the next business day’s net asset value per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution – including commercial banks, credit unions and broker/dealers – that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Customer Identification Program

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, B, C, T and Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Class A, B, C, T and Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. See Buying, Selling and Exchanging Shares – Excessive Trading Practices for more information.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A

“material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described herein (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

Not all selling and/or servicing agents offer the Funds and certain selling and/or servicing agents that offer the Funds may not offer all Funds on all investment platforms. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling and/or servicing agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies not described herein. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)),

Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividends and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class – Class A Shares – Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class E and Class F Shares Closed

Class E and Class F shares are closed to new investors and new accounts. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance) (i) may continue to make additional purchases of Class E and Class F shares and (ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.

Class I Shares

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investment and Account Balance – Class Z Shares Minimum Investments”

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments, Additional Investments and Account Balances

The table below shows the Fund’s minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

Minimum Investment and Account Balance

	Minimum Initial investment		Minimum Additional investments	Minimum Account balance
For all Funds, classes and accounts except those listed below (non-qualified)	$2,000	(a)	$100	$250	(d)

Individual Retirement Accounts	$1,000		$100	none

Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund, Columbia Absolute Return Currency and Income Fund	$10,000		$100	$5,000

RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000		$100	$2,500

Class I, Class R	none		none	none

Class W	$500		none	$500

Class Y	variable	(b)	$100	$250

Class Z	variable	(a)(c)	$100	$250	(d)

(a)

If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

(b)

The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Y Shares.

(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
(d)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum Initial investment		Minimum Additional investments	Minimum Account balance*
For all Funds, classes and accounts except those listed below (non-qualified)	$100	*(a)	$100	none	*(b)

Individual Retirement Accounts	$100	*(b)	$50	none

Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund, Columbia Absolute Return Currency and Income Fund	$10,000		$100	$5,000

RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000		$100	$2,500

Class I, Class R	none		none	none

Class W	$500		none	$500

Class Y	variable	(c)	$100	none

Class Z	variable	(d)	$100	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
(a)	money market Funds – $2,000; and
(b)	money market Funds – $1,000.
(c)

The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Y Shares.

(d)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

•	Certain other investors as set forth in more detail in the Merger SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment and minimum additional investment.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Buying Shares – Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.

Electronic Funds Transfer

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class’ minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

•

For Class E shareholders, if, at the time of the trust’s termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary’s name. For Class F shareholders, if, at the time of the trust’s termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary’s name. After such conversion, the beneficiary’s shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

•

For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non–money market Fund. If you hold your Fund shares through certain selling and/or servicing agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your financial advisor for more information.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E and Class F shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•

Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.
Ways to Request a Sale or Exchange of Shares

Account established with your selling and/or servicing agent

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described herein, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM
Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling and/or servicing agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

•

For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the Merger SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentalsTM
Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the Merger SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The Merger SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the Merger SAI for information on the percent of the Fund owned by affiliated products.

Cash Reserves. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to Columbia Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the Merger SAI.

The website references herein are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this combined proxy statement/prospectus.

Exhibit D

Comparison of Organizational Documents

This chart highlights material differences between the terms of the Declarations of Trust/Articles of Incorporation and By-Laws of the Buying Funds and Selling Funds.

Group A:	Selling Funds RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund. Buying Fund Columbia Seligman Global Technology Fund.[3]

Group B:	Selling Fund RiverSource LaSalle International Real Estate Fund, Inc.

Group C:	Selling Fund Columbia Technology Fund. Buying Funds Columbia Energy and Natural Resources Fund and Columbia Real Estate Equity Fund.

Group D:	Selling Funds RiverSource Precious Metals and Mining Fund and RiverSource Real Estate Fund.

Policy	Group A	Group B	Group C	Group D
Shareholder Liability	Under the Maryland General Corporation Law (“MGCL”), a shareholder of a corporation is not obligated to the corporation or its creditors with respect to the stock, except to the extent that the subscription price or other agreed upon price for the stock has not been paid or liability is otherwise imposed under the MGCL.		The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains express disclaimers of shareholder liability for acts, obligations or affairs of the trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.	Under Minnesota law, a shareholder’s liability to the corporation or its creditors is limited to paying the amount agreed to be paid for the shares which the shareholder holds or has agreed to purchase.

(3)

The board of directors of Seligman Global Fund Series, Inc. has approved the redomiciling of its Columbia Seligman Global Technology Fund series into a newly created series of RiverSource Series Trust that has also been named Columbia Seligman Global Technology Fund. The Redomiciling is subject to approval by the shareholders of Columbia Seligman Global Technology Fund. If the Redomiciling is approved by shareholders of Columbia Seligman Global Technology Fund prior to the Reorganization of Columbia Technology Fund, the Buying Fund will be governed by charter documents in Group C. If the Redomiciling has not been completed prior to the Reorganization, the Buying Fund will be governed by charter documents in Group A.

Policy	Group A	Group B	Group C	Group D
Shareholder Voting Rights	On each matter submitted to vote of the shareholders, each holder of a share of any series or class issued by the corporation (“Common Stock”) is entitled to one vote for each share standing held irrespective of the series of Common Stock (“Series”) and all shares of all Series will vote as a single class (“Single Class Voting”); except, that (a) as to any matter requiring a separate vote of any Series by the 1940 Act or would be required under the MGCL, the requirements as to a separate vote by that Series apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more Series, then, subject to (c) below, the shares of all other Series will vote as a single class; and (c) as to any matter which does not affect the interest of a particular Series, only the holders of shares of the one or more affected Series will be entitled to vote.

Each share of common stock entitles the holder thereof to one vote.

Shareholders have the power to vote (i) for the election and removal of trustees; (ii) amendments to the charter of the corporation; (iii) the liquidation or dissolution of the corporation; (iv) any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets of the corporation that the MGCL requires be approved by shareholders; (v) any transaction between the corporation and a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, or any successor provision), and any person controlling, controlled by or under common control with any such person or member of such group, that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of directors generally.

At all meetings of shareholders, each shareholder of record is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election of trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or shareholder, (iii) with respect to termination of the trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to which shareholder approval is required by the 1940 Act, and (v) with respect to additional matters relating to the trust as may be required by the 1940 Act, the Declaration of Trust,

At all meetings of the shareholders, each shareholder of record entitled to vote is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

Shareholders have the power to vote (i) for the election of directors; (ii) on most amendments to the corporation’s Articles of Incorporation and on certain amendments to the corporation’s By-Laws; (iii) on certain proposed mergers and exchanges to which the corporation is a party; (iv) on the proposed sale of all or substantially all of the corporation’s property and assets not in the usual and regular course of its business; and (v) on the proposed dissolution of the corporation.

At all elections of directors, each shareholder is entitled to as many votes equal to the number of dollars of net asset value of shares owned multiplied by the number of directors to be elected and may cast all of such votes for a single director or may distribute them among

Policy	Group A	Group B	Group C	Group D

When a quorum is present at any meeting, the affirmative vote of a majority of the votes cast, or, with respect to any matter requiring a class vote, the affirmative vote of a majority of the votes cast of each class entitled to vote as a class on the matter, will decide any matter properly brought before such meeting (except that Directors may be elected by the affirmative vote of a plurality of the votes cast), unless a different vote is required under the 1940 Act or other applicable statutes or regulations or the Articles of Incorporation. Each share may be voted for as many individuals as there are Directors to be elected and for whose election the share is entitled to be voted.

As to any matter with respect to which a separate vote of any class is required by the 1940 Act or by MGCL, such requirement as to a separate vote by the class applies in lieu of Single Class Voting, and, if permitted by the 1940 Act or any

In the election of directors, each director is elected by the holders of a majority of the shares of common stock outstanding and entitled to vote theron. If no nominee receives the required vote to be elected, the incumbent nominees will continue to serve as the fund’s directors until the next annual meeting of common shareholders and until their successors are duly elected and qualify. Each director and each nominee for election as a director, at the time of his or her nomination and election, must be a common shareholder of the fund or a beneficial owner of shares of common stock of the fund.

The board of directors is divided into three classes of directors, and each class is elected for three-year terms. The board of directors may amend the By-Laws to alter the vote required to elect directors.

the By-Laws or any registration of the trust with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable.

On any matter submitted to a vote of shareholders, all shares entitled to vote will be voted in the aggregate as a single class without regard to series or class of shares, except that shares may be voted by individual series or classes (1) when required by the 1940 Act, (2) when the trustees have determined that the matter affects one or more series or classes of shares materially differently, or (3) when the matter affects only the interests of one or more series or classes.

There is no cumulative voting in the election of trustees.

the number to be voted for, or any two or more of them.

The standard form of certifying resolution creating rights and preferences for series of capital stock provides that each share may be voted by series (i) as required by the provisions of the 1940 Act and all rules and regulations promulgated thereunder; (ii) when the board of directors determines that a matter affects series in a materially different way; or (iii) when the board of directors determines a matter affects only one or some of the series. In addition, under Minnesota law, shareholders are entitled to vote as separate series or classes with respect to certain amendments to the corporation’s Articles of Incorporation and on certain mergers and exchanges to which the corporation is a party.

Policy	Group A	Group B	Group C	Group D

rules, regulations or orders thereunder or under the MGCL, all classes of a particular Series vote together as a single class on any matter that has the same effect on each class of that Series. As to any matter that does not affect the interest of a particular class, only the holders of shares of the affected class are entitled to vote.

Shareholder Meetings

Regular shareholder meetings are not required, unless shareholders are required to meet for the purposes of electing directors pursuant to the 1940 Act.

The chairman of the board of directors, president, chief executive officer or board of directors may call a special meeting of the shareholders.

The fund’s By-Laws provide that, with respect to an annual meeting of common shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by common shareholders may be made only (i) pursuant to the fund’s notice of the meeting, (ii) by the board of directors or (iii) by a common shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the By-Laws.

The chairman of the board of directors, president, chief executive officer or board of directors may call a special meeting of the shareholders.

The Declaration of Trust and By-Laws do not address annual shareholder meetings. Regular shareholder meetings are not required for business trusts under the General Laws of Massachusetts.

Shareholder meetings will be held when called by the trustees for the purpose of taking action on any matter requiring the vote or authority of the shareholders, or for any other matter the trustees deem necessary or desirable.

Regular shareholder meetings are not required; however, a majority of directors present at a duly held meeting may call a regular meeting of shareholders by fixing the date, time and place for a meeting.

If a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding three percent or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or chief financial officer. Within 30 days after receipt of the demand by one of those officers, the board of directors must cause a regular meeting of

Policy	Group A	Group B	Group C	Group D

In addition, a special meeting of shareholders shall be called by the secretary of the corporation on the written request of shareholders holding at least a majority of the voting power of all shares entitled to vote. The shareholders must send written notice to the secretary and other procedural requirements must be met.

Any special meeting to be held pursuant to shareholders’ request may not be held more than 90 days after the record date for the meeting.

In addition, a special meeting of shareholders can be called by the secretary of the corporation on the written request of shareholders holding at least a majority of the voting power of all shares entitled to vote. The shareholders must send written notice to the secretary and other procedural requirements must be met.

At any special meetings of common shareholders, only the business specified in the fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (i) pursuant to the fund’s notice of the meeting, (ii) by the board of directors, or (iii) provided that the board of directors has determined that directors will be elected at the meeting, by a common shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the By-Laws.

Any special meeting to be held pursuant to shareholders’ request may not be held more than 90 days after the record date for the meeting.

shareholders to be called and held on notice no later than 90 days after receipt of the demand, all at the expense of the fund.

Special meetings of the shareholders may be called at any time as provided for by the laws of the state of Minnesota.

In addition, a special meeting of shareholders may be called at any time by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination must be called by 25% or more of the voting power of all shares entitled to vote.

Policy	Group A	Group B	Group C	Group D
Shareholder Quorum

The presence in person or by proxy of the holders of record of one-third of the shares of all Series and classes issued and outstanding and entitled to vote at a meeting constitute a quorum except as otherwise provided by law or the Articles of Incorporation. Where the holders of shares of any Series or class are entitled to vote separately as a class, the presence in person or by proxy of the holders of one-third of the shares of that separate class issued and outstanding and entitled to vote at the meeting constitutes a quorum for that vote.

If a quorum is not present or represented at the meeting, the holders of a majority of the shares present in person or by proxy and entitled to vote have the power to adjourn the meeting without notice other than announcement at the meeting, until a quorum is present. If, however, such quorum is not present at any meeting of the shareholders, the shareholders or the chairman of the meeting shall have the power to adjourn the meeting from

The presence in person or by proxy of the holders of shares of stock of the corporation entitled to cast a majority of the votes entitled to be cast on a matter constitute a quorum at any meeting of the shareholders with respect to such matter, except with respect to any such matter that, under applicable statutes or regulatory requirements or the charter of the corporation, requires approval by a separate vote of the holders of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum.

If a quorum is not present at a meeting of the shareholders, the chairman of the meeting has the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally notified.

The presence in person or by proxy of 30% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

The holders of at least 10% of the shares outstanding and entitled to vote, present in person or by proxy, constitute a quorum, but the holders of a smaller amount may adjourn without further notice, other than by notice at the time, until a quorum is secured at any such adjourned meeting. In case a quorum is not present, the meeting may be adjourned without notice other than by notice at the meeting. At any adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

Policy	Group A	Group B	Group C	Group D

time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At any adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

The shareholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum

The shareholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Shareholder Consent	Under the MGCL, if authorized by the charter of the corporation, the holders of common stock entitled to vote generally in the election of directors may take action or consent to any action by delivering a consent in writing or by electronic transmission of the shareholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a	Under the MGCL, if authorized by the charter of the corporation, the holders of common stock entitled to vote generally in the election of directors may take action or consent to any action by delivering a consent in writing or by electronic transmission of the shareholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a shareholders meeting. The corporation’s charter	Except as otherwise provided by law, the Declaration of Trust or the By-Laws, any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting if a majority of the shareholders entitled to vote consent to the action in writing and the consents are filed with the records of the trust. The consent will be treated for all purposes as a vote taken at a meeting of shareholders.	An action required or permitted to be taken at a shareholder meeting may be taken by written action signed, or consented to by authorized electronic communication, by all of the shareholders entitled to vote on that action. Such a written action is not effective if it is signed or consented to by fewer than all the shareholders entitled to vote on the action.

Policy	Group A	Group B	Group C	Group D
	shareholders meeting. The corporation’s charter does not authorize such action; therefore, any action required or permitted of shareholders must be taken at a meeting.	does not authorize such action; therefore, any action required or permitted of shareholders must be taken at a meeting.

Notice to Shareholders of Record Date

In general, shareholders entitled to vote at or receive notice of a shareholder meeting must be given written notice of at least 10 days and not more than 90 days before the meeting. Unless otherwise required by statute, any business may be conducted at the annual meeting without being designated in the notice. No business may be transacted at a special meeting of shareholders except as specifically designated in the notice.

The directors may set a record date for the purpose of determining the shareholders entitled to notice of or to vote at a shareholder meeting. The record date cannot be more than 90 days or less than 10 days before the date of the meeting. Instead of fixing a record date, the board of directors may close the stock transfer books for not more than 20 days. If the stock transfer books are closed for this purpose, they must be closed for at least 10 days before the date of the meeting.

Written notice of any meeting of shareholders must be given by the trustees at least 7 days before the meeting.

The trustees may set a record date for the purpose of determining the shareholders entitled to notice of or to vote at a shareholder meeting. The record date cannot be more than 90 days or less than 7 days before the date of the meeting.

In general, shareholders who are entitled to vote at a shareholder meeting must be given notice of the meeting at least ten and not more than 60 days before the meeting. In certain cases, the notice of meeting must include specified information required by Minnesota law.

The board of directors can establish a record date for determining the shareholders who are entitled to vote at a shareholder meeting. The record date cannot be more than 60 days before the date of the meeting.

Shareholder Proxies

A shareholder may cast his or her votes in person or by proxy executed by the shareholder or by the shareholder’s duly authorized agent in any manner permitted or not prohibited by law.

The proxy or evidence of authorization of the proxy must be filed with the secretary of the corporation before or at the meeting. No proxy is valid more than eleven months after its date unless otherwise provided in the proxy.

Shareholders may vote in person or by proxy.

A proxy with respect to shares held in the name of two or more persons will be valid if executed by any one of them unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise and

At each shareholder meeting, the polls may be opened and closed, the proxies and ballots may be received and taken in charge, and all questions touching the qualification of voters, the validity of proxies, and acceptances or rejections of votes may be decided by two (2) inspectors of election.

Minnesota law provides that shareholders can submit proxies in writing or by telephonic transmission

Policy	Group A	Group B	Group C	Group D
			the burden of proving invalidity rests on the challenger.	or authenticated electronic communication. It also provides that the board of directors can establish procedures whereby a record holder can certify in writing that another person is the beneficial owner of shares, and the beneficial owner then can vote the shares or appoint a proxy.

Director/Trustee Power to Amend Organizational Document

The corporation may amend the Articles of Incorporation if a majority of all the outstanding shares of all classes or the affected class or classes entitled to vote, vote in favor of the amendment, or consent in writing to such amendment.

For RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund, the board of directors have the exclusive power to adopt, alter or repeal any provision of the By-Laws, or to make new By-Laws.

The By-Laws of Columbia Seligman Global Technology Fund may be altered, amended, added to or repealed by the stockholders or by a majority vote of all the directors then in office; but any such

The affirmative vote of the holders of shares entitled to cast at least 80 percent of the votes entitled to be cast on the matter, each voting as a separate class, is necessary to effect: (i) any amendment to the charter of the corporation to make the corporation’s common stock a “redeemable security” or to convert the corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act); (ii) any amendment to the portions of the charter setting the number and manner of election of directors; (iii) any amendment to the portion of the charter dealing with the removal of directors; and (iv) any amendment to the charter to effect the liquidation or dissolution of the corporation.

The trustees may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the then trustees provided that notice of such amendment is transmitted promptly to shareholders of record.

The trustees need not, however, provide notice of an amendment if the amendment is for the purpose of supplying an omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust, or having any other purpose which is ministerial or clerical in nature.

The Articles of Incorporation may be amended, altered, changed or repealed in a manner prescribed by the laws of the state of Minnesota.

Policy	Group A	Group B	Group C	Group D
alteration, amendment, addition or repeal of the By-Laws by action of the directors may be altered or repealed by the stockholders.

Provided that, if two-thirds of the fund’s Continuing Directors (defined below), along with a majority of the board, approve such amendment, the amendment may be approved by the majority vote of the common shareholders entitled to vote on the matter.

The “Continuing Directors” are defined in the fund’s Articles of Incorporation as the fund’s directors at the time of the fund’s original incorporation, as well as those directors whose nomination for election by the common shareholders or whose election by the directors to fill vacancies is approved by a majority of Continuing Directors then on the board of directors.

A majority of the board of directors, without any action by the shareholders of the corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the corporation has authority to issue.

The board of directors of the corporation have the exclusive power to make, alter, amend or repeal the By-Laws.

Policy	Group A	Group B	Group C	Group D
Termination of Corporation/Trust	Under Maryland law, a Maryland corporation such as the fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the board of directors and approved by the affirmative vote of common shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a different percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions, the fund’s charter provides for approval of charter amendments by the holders of a majority of the votes entitled to be cast on the matter. Open-end funds are not required to obtain shareholder approval for transfers of assets under Maryland law.

The trust may be terminated by the trustees with written notice to shareholders, or by the affirmative vote of at least two-thirds of the shares of each series entitled to vote.

Any series of or class may be terminated by the affirmative vote of at least two-thirds of the shares of that series or class, or by the trustees by written notice to the shareholders of that series or class.

In order to dissolve a Minnesota corporation, the affirmative vote of a majority of the voting power of all shares entitled to vote is required. In order to discontinue an individual class or series of shares without dissolving the corporation, an amendment to the corporation’s Articles of Incorporation is required. In order to adopt such an amendment, shareholders must approve the amendment by the affirmative vote of the greater of (i) a majority of the voting power of the shares of that class or series present and entitled to vote or (ii) a majority of the voting power of the minimum number of shares of such class or series entitled to vote that would constitute a quorum for the transaction of business at the meeting (a “Minnesota Statutory Vote”).

The board of directors, acting without a shareholder vote, does not have the power to dissolve the corporation or to discontinue an individual class or series of shares.

Policy	Group A	Group B	Group C	Group D
Merger or Consolidation	The corporation has the right to take any lawful action to make any amendment to the Articles of Incorporation, including the right to make any amendment authorizing any sale, lease, exchange or transfer of the property and assets of the corporation, if a majority of all the shares of all series and classes affected by such action and outstanding and entitled to vote, vote in favor of such action or amendment, or consent thereto in writing. Open-end funds are not required to obtain shareholder approval for transfers of assets under Maryland law.

The affirmative vote of the holders of shares entitled to cast at least 80 percent of the votes entitled to be cast on the matter, each voting as a separate class, is necessary to effect (i) any amendment to the charter of the corporation to convert the corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act); (ii) any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets of the corporation that the MGCL requires be approved by the corporation’s shareholders.

Provided that, if two-thirds of the fund’s Continuing Directors, along with a majority of the board, approve such amendment/merger, the amendment/merger may be approved by the majority vote of the common shareholders entitled to vote on the matter.

Subject to applicable laws, the trustees may, without shareholder consent, cause the trust or any series to be merged or consolidated with another trust or company. The trustees may also transfer all or a substantial portion of the trust’s assets to another fund or company.

In most cases, any merger or exchange in which a Minnesota corporation is not the continuing entity, and any sale of all or substantially all of the corporation’s property and assets not in the usual and regular course of its business, requires the affirmative vote of a majority of the voting power of all shares entitled to vote.

Any sale of the assets belonging to an individual series of shares of a Minnesota corporation in exchange for shares of another corporation or trust or shares of another series of the corporation, while leaving other series of the corporation outstanding, would require an amendment to the corporation’s Articles of Incorporation. In order to adopt such an amendment, shareholders of that series would have to approve the amendment by a Minnesota Statutory Vote.

Policy	Group A	Group B	Group C	Group D
Removal of Directors/Trustees	Under the MGCL, stockholders of the fund may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors.

Subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any director, or the entire board of directors, may be removed from office at any time only for cause and only by the affirmative vote of at least 75 percent of the shareholder votes entitled to be cast generally in the election of directors.

For the purpose of the above paragraph, “cause” means, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the corporation through bad faith or active and deliberate dishonesty.

Trustees may be removed with or without cause by majority vote of the trustees.

Under Minnesota law, the board of directors can remove a director by a majority vote of the remaining directors, but only if the director was appointed by the board of directors to fill a vacancy and has not subsequently been elected by shareholders.

In all other cases, a director can only be removed by shareholder vote. In general, such removal requires the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote at an election of directors. However, where a corporation has cumulative voting (as do the funds), unless the entire board of directors is removed simultaneously, a director is not removed from the board of directors if there are cast against removal of the director the votes of a proportion of the voting power sufficient to elect the director at an election of the entire board of directors under cumulative voting.

Policy	Group A	Group B	Group C	Group D
Director/Trustee Committees

The board of directors may appoint from among its members an Executive Committee, an Audit Committee, a Board Operations Committee, a Nominating Committee and other committees, composed of one or more directors, to serve at the pleasure of the board of directors. Any director may give notice to the board of directors at any time of his or her resignation from any committee on which he or she serves.

The board of directors may delegate to committees appointed pursuant to the Articles of Incorporation any of the powers of the board of directors, except as prohibited by law.

Any action required or permitted to be taken at any meeting of a committee of the board of directors may be taken without a meeting, if a consent to such action in writing or by electronic transmission is given by each member of the committee and filed with the minutes of proceedings of such committee. Subject to the previous sections, the board of directors has the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee. Subject to the power of the board of directors, the members of a committee have the power to fill any vacancies on such committee.

The trustees may appoint from their own number and terminate committees consisting of one or more trustees, which may exercise the powers and authority of the trustees to the extent that the trustees determine.

The corporation’s By-Laws provide that the board of directors may, by resolution passed by a majority of the whole board of directors, designate an Executive Committee of two or more directors, which - may meet at stated times or on notice to all by any of their number during intervals between meetings of the board of directors. The Executive Committee will advise with and aid the officers of the fund in all matters concerning its interests and the management of its business, and generally perform such duties and exercise such powers as may be delegated to it from time to time by the board of directors.

The board of directors also may, by resolution passed by a majority of the whole board of directors, appoint any other committee or committees for any purpose or purposes, which committee or committees will have such powers as specified in the resolution of appointment.

The quorum for such committee established by the board of directors is two members regardless of the number of members serving on the committee.

Policy	Group A	Group B	Group C	Group D
Director/Trustee Liability

A director or officer of the corporation will not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the 1940 Act).

Directors and officers will not be protected from liability to the corporation or shareholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

To the maximum extent that Maryland law permits limitation of the liability of directors of a corporation, and subject to the 1940 Act, no present or former director of the corporation will be liable to the corporation or its shareholders for money damages.

Trustees are not subject to personal liability, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Additionally, trustees are not personally liable for any neglect or wrong-doing of any officer, agent, or employee of the trust or for any act or omission of any other trustee.

Trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts.

To the full extent permitted by the laws of the state of Minnesota, no director of the fund will be liable to the fund or to its shareholders for monetary damages for breach of fiduciary duty as a director but such limit on liability will be permitted only to the extent allowable under the provisions of the 1940 Act.

Under Minnesota law, the foregoing provision is not effective to eliminate a director’s personal liability to the funds or its shareholders for, among other things, (i) any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law; or (iii) any transaction from which the Director derived an improper personal benefit.

Policy	Group A	Group B	Group C	Group D
Director/Trustee Indemnification	The corporation will indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person is or was a director, officer or employee of the corporation or serves or served at the request of the corporation any other enterprise as a director, officer or employee. To the fullest extent permitted by law, expenses incurred by any such person in defending any such action, suit or proceeding will be paid or reimbursed by the corporation promptly, provided that such person agrees to repay such expenses if it is ultimately determined that such person is not entitled to be indemnified by the corporation. The Articles of Incorporation may not be amended to adversely affect this protection. These provisions do not waive compliance with the Securities Act of 1933 or the 1940 Act or other

The corporation has the power, to the maximum extent permitted by Maryland law, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any present or former director of the corporation or (b) any director who, while a director of the corporation and at the request of the corporation, serves or has served as a director of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity. The corporation has the power, with the approval of the board of directors, to provide such indemnification and advancement of expenses to a director who served a predecessor of the corporation in any of the capacities described in (a) or (b) above.

The indemnification and payment of expenses provided in the Articles of Incorporation and By-

The trust indemnifies each of its trustees against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and attorneys’ fees incurred in connection with the defense of any civil or criminal suit or action, except with respect to any matter (i) as to which a trustee is finally adjudicated in any such action or proceeding not to have acted in good faith in reasonable belief that such trustee’s action was in the best interests of the trust; or (ii) where the trustee acted in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee’s office.

Expenses, including counsel fees, so incurred by any such trustee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) will be paid from time to time by the trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such trustee to repay amounts so paid to the trust if it is

Each person made or threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding whether civil, criminal, administrative, arbitration, or investigative, including a proceeding by or in the right of the fund by reason of the former or present capacity as a director of the fund or who, while a director of the fund, is or was serving at the request of the fund or whose duties as a director involve or involved service as a director, officer, partner, trustee or agent of another organization or employee benefit plan, whether the basis of any proceeding is alleged action in an official capacity or in any capacity while serving as a director, officer, partner, trustee or agent, will be indemnified and held harmless by the fund to the full extent authorized by the Minnesota Business Corporation Act, as the same or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the fund to provide broader indemnification rights than the law permitted the fund to provide

Policy	Group A	Group B	Group C	Group D
	valid rule, regulation or order of the SEC.	Laws is not exclusive nor does it limit in any way other rights to which any director seeking indemnification or payment of expenses may be or may become entitled under any regulation, insurance, agreement or otherwise.	ultimately determined that indemnification of such expenses is not authorized under the By-Laws, provided, however, that either (a) such trustee shall have provided appropriate security for such undertaking, (b) the trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested trustees acting on the matter (provided that a majority of the disinterested trustees then in office act on the matter), or independent legal counsel in a written opinion, will have determined, based upon a review of readily available facts, that there is reason to believe that such trustee will be found entitled to indemnification under the By-Laws.	prior to such amendment, or by any other applicable law as then in effect, against judgments, penalties, fines including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements and reasonable expenses, including attorneys’ fees and disbursements, incurred in connection therewith and such indemnification will continue as to any person who has ceased to be a director or officer and will inure to the benefit of the person’s heirs, executors and administrators provided, however, in an action brought against the fund to enforce rights to indemnification, the director will be indemnified only if the action was authorized by the board of directors of the fund. The right to indemnification conferred by the Articles of Incorporation and By-Laws is a contract right and includes the right to be paid by the fund in advance of the final disposition of a proceeding for expenses incurred in connection therewith provided, however, such payment of expenses will be made only upon receipt of a written undertaking

Policy	Group A	Group B	Group C	Group D

by the director to repay all amounts so paid if it is ultimately determined that the director is not entitled to indemnification.

Any indemnification under the Articles of Incorporation or the By-Laws is not exclusive of any other rights of indemnification to which the directors might otherwise be entitled. No indemnification will be made in violation of the 1940 Act.

Dividends	Dividends and distributions on shares of a particular class may be paid to the holders of shares of that class at such times, in such manner and from such of the income and capital gains, accrued or realized, from the assets belonging to that class, after providing for actual and accrued liabilities belonging to that class, as the board of directors may determine, subject to the provisions of law and the charter.	Dividends and other distributions upon the stock of the corporation may be authorized by the board of directors, subject to applicable laws. Distributions may be paid in cash, property or stock of the corporation, subject to applicable laws.	Dividends and distributions may be paid to shareholders from the trust’s net income with the frequency as the trustees may determine.	The corporation’s Articles of Incorporation provide that the directors may declare and pay dividends in their discretion at any time and from time to time to the extent and from such sources as permitted by the laws of the state of Minnesota. Under Minnesota law, the board of directors can authorize a dividend if it determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend.

Policy	Group A	Group B	Group C	Group D
Capitalization

The board of directors has power and authority to increase or decrease the number of shares of stock, series or class of stock, that the corporation has the authority to issue.

For RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund, the total number of shares of capital stock of all series and classes which the corporation has authority to issue is 1,000,000,000 shares of the par value of $.001 per share, having an aggregate par value of $1,000,000.

For Seligman Global Technology Fund, the total number of shares of all classes of stock which the corporation has authority to issue is 2,000,000,000 shares of common stock of the par value of $.001 each having an aggregate par value of $2,000,000.00.

The corporation has authority to issue 100,000,000 shares of stock, consisting of 100,000,000 shares of common stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $1,000,000.00.

A majority of the board of directors, without any action by the shareholders of the corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the corporation has authority to issue.

			The beneficial interest in the trust shall at all times be divided into an unlimited number of shares without par value.	The corporation’s articles of incorporation authorize the issuance of up to 10,000,000,000 shares of stock with a par value of $.01 per share. The board of directors can authorize the issuance of shares in such classes or series with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as are stated in the board resolution establishing the class or series. The board of directors can, without shareholder approval, increase or decrease the total number of authorized shares, or the authorized shares of a class or series, in the manner and to the extent set forth under “Directors’ Power to Amend Articles of Incorporation/Trustees’ Power to Amend Declaration of Trust” above.

Policy	Group A	Group B	Group C	Group D
Number of Directors/Trustees and Vacancies

The number of directors will never be fewer than the greater of three and the minimum number required by the MGCL (one), nor more than 20, and the tenure of a directorship will not be affected by any decrease in the number of directors.

Any vacancy occurring in the board of directors for any cause other than by reason of an increase in the number of directors may be filled by a majority of the remaining members of the board of directors, even if such majority is less than a quorum. Any vacancy occurring by reason of an increase in the number of directors may be filled by a majority of the entire board of directors then in office. A director elected by the board of directors to fill a vacancy will be elected to hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies.

The number of directors (exclusive of any directors who are elected solely by holders of preferred stock of the corporation) will never be fewer than the greater of three and the minimum number required by the MGCL (one), nor more than 20, and the tenure of a directorship will not be affected by any decrease in the number of directors.

Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy serves for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

The trustees may fix the number of trustees, fill vacancies in the trustees, including vacancies arising from an increase in the number of trustees, or remove trustees with or without cause.

Shareholders may fix the number of trustees and elect trustees at any meeting of shareholders called by the trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

Each trustee serves during the continued lifetime of the trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor.

There may be no fewer than two or more than 15 directors. If a vacancy occurs in the board of directors by reason of death, resignation or otherwise, such vacancy may be filled for the unexpired term by a majority vote of the remaining directors, even if the remaining number of directors is less than a quorum.

Policy	Group A	Group B	Group C	Group D
Independent Chair of the Board	The Articles of Incorporation and By-Laws do not require an independent chair of the board of directors.		The Declaration of Trust and By-Laws do not require an independent chair of the board of trustees.	The corporation’s By-Laws require the board of directors to elect one independent member to serve as chair of the board of directors whose duties include serving as the lead independent director.

Inspection of Books and Records

Under the MGCL, any shareholder or his agent may inspect and copy during usual business hours the corporation’s By-Laws, minutes of the proceedings of the shareholders, annual statements of affairs, and voting trust agreements on file at the corporation’s principal office.

In addition, one or more persons who together are and for at least six months have been shareholders of record of at least 5 percent of the outstanding stock of any class of the corporation may, in person or by agent, on written request, inspect and copy during usual business hours the corporation’s books of account and its stock ledger, present to any officer or resident agent of the corporation a written request for a statement of its affairs, and in the case of any corporation which does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the corporation a written request for a list of its shareholders.

The corporation’s By-Laws provides that a shareholder with the right, under applicable law, to inspect the corporation’s books of account, stock ledger, or other specified documents of the corporation has no right to make an inspection if the board of directors determines that the shareholder has an improper purpose for requesting the inspection.

			The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the trust where it may be inspected by any shareholder.	Minnesota law requires the corporation (each fund) to keep (i) a share register containing the names and addresses of its shareholders and the number and classes of shares held by each; (ii) records of all proceedings of shareholders for the last three years; (iii) records of all proceedings of the board of directors for the last three years; (iv) its Articles of Incorporation and Bylaws, as amended; (v) certain financial statements which Minnesota law requires the corporation (each fund) to prepare; (vi) all reports to shareholders generally within the last three years; and (vii) a statement of the names and usual business addresses of its directors and principal officers. The fund’s shareholders and beneficial owners have the right, upon written demand stating the purpose, at any reasonable time to examine and copy those records which are reasonably related to the stated purpose, provided that the stated purpose is

Policy	Group A	Group B	Group C	Group D
reasonably related to the person’s interest as a shareholder or beneficial owner.

Involuntary Redemption of Accounts

The board of directors may, from time to time in its discretion, authorize the corporation to require the redemption of all or any part of the outstanding shares of any series or class for the proportionate interest per share in the assets of the corporation belonging to that series or class, or the cash equivalent thereof (being the net asset value per share determined as provided in the Articles of Incorporation), upon the sending of written notice thereof to each shareholder any of whose shares are so redeemed and upon such terms and conditions as the board of directors deem advisable.

The board of directors may also authorize the officers of the corporation to repurchase shares of any series or class, either directly or through an agent. The price to be paid by the corporation upon any such repurchase to be determined, in the discretion of the board of directors, in accordance with applicable law.

		Neither the By-Laws nor the Articles of Incorporation provide for the involuntary redemption of accounts.	The trust has the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof: (i) if at such time such shareholder owns shares of any series or class having an aggregate net asset value of less than an amount determined from time to time by the trustees; or (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of the trust or of any series or class.	The fund may redeem the shares of a shareholder if the amount invested is less than an amount determined by the board of directors and set forth in the current fund prospectus.

Exhibit E

Differences Between Open-End And Closed-End Investment Companies

1. Fluctuation of Capital. RiverSource LaSalle International Real Estate Fund, Inc. (the Closed-End Fund), like other closed-end funds, does not issue redeemable securities and does not continuously offer its shares for purchase. Accordingly, it operates with a relatively fixed capitalization. The shares of the Closed End Fund are normally purchased and sold on the New York Stock Exchange at their market price, which typically varies from their net asset value. Closed-end fund shares often trade at a discount to net asset value. Open-end funds such as the Buying Fund issue redeemable securities, which means that shareholders have the right to surrender their shares directly to the fund and to obtain in return their proportionate share of the next calculated net asset value of the fund (less any applicable contingent deferred sales charge). The Buying Fund, like other open-end funds, also continuously offers its shares to investors at its next calculated net asset value (less any front-end sales charge). Accordingly, the Buying Fund, like other open-end funds, may experience continuous inflows and outflows of cash, and may experience net sales or net redemptions of its shares, during any particular period.

2. Raising Capital; Cash Reserves. The Closed-End Fund may not issue new shares at a price below net asset value except in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances. Accordingly, the ability of the Closed-End Fund to raise new capital is restricted, particularly at times when its shares are trading at a discount to net asset value. On the other hand, the shares of the Buying Fund, like other open-end funds, are generally offered on a continuous basis at net asset value, or at net asset value plus a sales charge. Because the Closed-End Fund is not required to redeem its shares upon presentation, its cash reserves can be substantial or minimal, depending upon the Closed-End Fund’s investment strategy. In contrast, the Buying Fund typically maintains cash reserves in an amount sufficient to meet anticipated redemptions in order to avoid liquidating its portfolio securities at an inopportune time. The maintenance of the larger cash reserves required to operate prudently as an open-end fund may reduce an open-end fund’s ability to achieve its investment objective.

3. Underwriting; Brokerage Commission or Sales Charges on Purchases and Sales. The Buying Fund seeks to sell new shares on a continuous basis in order to offset redemptions and to avoid shrinkage in size. Shares of Class A, B and C shares of the Buying Fund are offered and sold through the Buying Fund’s principal underwriter, which deducts a sales charge from the purchase price at the time of purchase or from the redemption proceeds at the time of redemption, and/or receives a distribution fee from the Buying Fund, to compensate it and securities dealers for sales and marketing services. Class Z shares of the Buying Fund are sold at net asset value, without a sales charge, with Columbia Management or an affiliate normally bearing the cost of sales and marketing from its own resources. Shares of the Closed-End Fund, on the other hand, are bought and sold in secondary market transactions at prevailing market prices subject to the brokerage commissions charged by the broker-dealer firms executing such transactions.

4. Shareholder Services. Open-end funds such as the Buying Fund typically provide more services to shareholders and incur correspondingly higher shareholder servicing expenses than do closed-end funds such as the Closed-End Fund.

5. Exchange Rights. Shareholders of the Buying Fund may exchange their shares of the Buying Fund for shares of another affiliated open-end fund in the Combined Fund Complex of open-end funds at little or no cost, while shareholders of the Closed-End Fund have no exchange rights.

6. Leverage. The Buying Fund is prohibited by the 1940 Act from issuing “senior securities” representing indebtedness (i.e. bonds, debentures, notes and other similar securities), other than indebtedness to banks when there is asset coverage of at least 300% for all borrowings, and may not issue preferred shares. The Closed-End Fund is permitted to issue various types of senior securities representing indebtedness when the 300% asset coverage test is met, and may issue preferred shares subject to various limitations (including a 200% asset coverage test), although the Closed-End Fund does not currently utilize leverage.

E-1

7. Annual Shareholder Meetings. The Closed-End Fund is required by the New York Stock Exchange to hold annual shareholder meetings. The Buying Fund is not required to hold annual shareholder meetings, but has undertaken to hold a shareholder meeting at least every five years for the purposes of electing trustees.

8. Redemption of Small Accounts. The Buying Fund generally requires minimum shareholder account sizes in order to reduce the administrative burdens and costs incurred in maintaining numerous small accounts and reserves the right to redeem any shareholder whose account has a net asset value below $250. The Closed-End Fund has no similar policy.

E-2

Exhibit F

Additional Disclosure Regarding RiverSource LaSalle International Real Estate Fund, Inc. (as used in this Exhibit F, the “Closed-End Fund” or the “Fund”)

General Information

The Closed-End Fund is a non-diversified, closed-end management investment company, organized as a Maryland corporation on March 9, 2007. Shares of the Closed-End Fund are principally traded on the New York Stock Exchange under the symbol “SLS.” Reports, proxy statements and other information concerning the Fund can be obtained by calling American Stock Transfer & Trust Company, LLC, the Fund’s Stockholder Servicing Agent, at 1(800) 937-5449. Customer Service Representatives are available to answer your questions Monday through Friday from 9 a.m. to 5 p.m. Eastern Time.

Investment Objectives and Policies

See above under “Proposal 3 Comparison of Objectives, Strategies and Risks” for a summary of the investment objectives and policies that constitute the principal portfolio emphasis of the Closed-End Fund.

LaSalle Investment Management (Securities), L.P. (“LaSalle Securities U.S.”) is responsible for the overall management of the Fund’s portfolio of investments, including the allocation of the Fund’s managed assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objectives and strategies. LaSalle Securities U.S. may invest in securities of issuers in any country. LaSalle Securities U.S. is also responsible for the supervision of LaSalle Investment Management Securities B.V. (“LaSalle Securities B.V.” and together with LaSalle Securities U.S., the “Subadvisers” or “LaSalle”), which assists with portfolio management.

LaSalle Securities B.V. makes investments consistent with the Fund’s investment objectives and strategies with respect to securities of Real Estate Companies4, focusing on those companies that maintain their principal place of business or conduct their principal business activities in, or that are organized under the laws of, the United Kingdom or countries in continental Europe, or companies whose securities are traded in those markets. LaSalle Securities B.V. also assists LaSalle Securities U.S. with the Fund’s portfolio allocation among the various regions and countries, and provides other assistance as requested by LaSalle Securities U.S. There is no pre-determined allocation of managed assets to LaSalle Securities B.V. The amount is determined through the investment process described below, and on-going discussions between the Subadvisers.

In selecting investments for the Fund, the Subadvisers combine bottom-up research, which includes quantitative and qualitative investment criteria, with top-down macroeconomic research to evaluate Real Estate Companies.

Bottom-up research means that the Subadvisers analyze company-specific factors (i.e., company fundamentals). The quantitative analysis includes use of a proprietary valuation model to rank Real Estate

(4)	The Fund defines Real Estate Companies as companies that meet one of the following criteria:

•	REITs, which are generally defined under U.S. laws as corporations, trusts, or associations that invest primarily in income-producing real estate or real estate related loans or interests;

•	entities similar to REITs formed under the laws of countries other than the U.S.; or

•

other companies that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have 50% or more of their assets (as shown on their most recent balance sheet or based on the Fund’s subadvisers’ estimate of the market value of their real estate assets) consisting of real estate.

Companies on the basis of risk and return. The model is used to determine an “intrinsic value” for these companies based on a multi-year holding period. The intrinsic value of a company is the expected value of its operations taking into account its properties, property sectors, markets, the impact of its management, and the public securities markets. The model is applied to companies that qualify for inclusion in the Fund’s investment universe. The Subadvisers also estimate the net asset value of these companies (i.e., estimated real estate market value of a company’s assets less its liabilities). The Subadvisers utilize a relative valuation process in which both the intrinsic value and net asset value calculation results are analyzed in relation to current securities market prices by the Subadvisers in the buy-hold-sell decision-making process for the Fund.

As a qualitative overlay in determining intrinsic value, the Subadvisers evaluate several factors affecting a company, including its organizational and capital structure, business focus and quality of management and properties.

The Subadvisers also consider top-down macroeconomic research when determining intrinsic value, such as local, regional and country-related market conditions (e.g., capital flows and economic trends) and real estate fundamentals. Country and/or regional weightings are determined based on analysis of the overall relative value of the companies within the particular countries and/or regions.

In seeking to achieve the Fund’s objectives, the Subadvisers also consider information derived from the extensive research and property management organization of its affiliates located in 180 key markets in 60 countries on five continents.

One or more of four primary factors enter into a decision to sell a security: (i) the security’s price as compared to its intrinsic value and/or net asset value is high relative to other companies in the same sector or the Fund’s investment universe; (ii) anticipated changes in earnings, real estate and capital market conditions, economic, political or social conditions and the company’s risk profile; (iii) the security’s percentage of the total portfolio exceeds the target percentage; and (iv) tactical shifts among property and country sectors.

Other Policies

Common Stocks and Other Equity Securities

Common stock represents an equity ownership interest in a company. The Fund may hold or have exposure to common stocks of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. Although the Fund intends to focus its investments in common stocks, it may from time to time invest in or hold other types of equity securities, including preferred stocks, depository receipts, rights and warrants, including in circumstances where these securities are distributed to the Fund as part of a general distribution to holders of a common stock in the Fund’s portfolio or upon conversion of a convertible security held by the Fund.

Because the Fund will ordinarily have substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets and a drop in those markets may depress the prices of the equity securities held by the Fund. The prices of equity securities fluctuate for many different reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The Fund may invest in common stocks and other equity securities that are unlisted or trade in “over-the-counter” markets. Unlike securities exchanges, an over-the-counter market is not a centralized facility that limits trading activity to securities of companies that initially satisfied particular standards. The volume of trading in an unlisted or over-the-counter equity security is usually less than the volume of trading in a comparable listed security. Due to potentially limited market liquidity of over-the-counter securities, the Fund may be unable to dispose of such a security except at a discount from recent prices or in small lots over an extended period of time.

Types of REITs

The Fund may invest in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to stockholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Foreign (Non-U.S.) Investments and Currencies

The Fund may invest without limit in securities of non-U.S. issuers that trade on U.S. securities markets, such as American Depositary Receipts (“ADRs”). Up to 100% of the Fund’s managed assets may be invested in other non-U.S. equity and debt securities. The Fund may invest up to 30% of its managed assets in securities of issuers that are organized under the laws of emerging market countries.

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the U.S. The Fund may also invest in European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). EDRs are foreign currency-denominated receipts similar to ADRs, which are issued and traded in Europe and are publicly traded on exchanges or over-the-counter in the U.S. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. The Fund classifies ADRs, EDRs and GDRs as securities of the underlying issuer rather than securities of the financial institution that issued the depositary receipt for such securities.

The Fund may (but is not required to) engage in a variety of transactions involving foreign currencies in order to hedge against foreign currency risk, to increase exposure to a foreign currency, or to shift exposure to foreign currency fluctuations from one currency to another. For instance, the Fund may purchase foreign currencies on a spot (cash) basis and enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when that would be beneficial. Although the Subadvisers have the flexibility to engage in such transactions, they may determine not to do so or to do so only in unusual circumstances or market conditions. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Preferred Stocks

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred stocks usually do not have voting rights. Preferred stocks in some instances are convertible into common stock. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

High Yield Securities

The Fund may invest in convertible and other debt securities that are below investment grade quality, including unrated securities and distressed securities that are in default or the issuers of which are in bankruptcy. Below investment grade securities are sometimes referred to as “high yield” securities or “junk bonds.” Investing in high yield securities involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain ratings agencies.

The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality securities tend to be more sensitive to economic conditions.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. LaSalle does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a security may change over time. Ratings agencies such as Moody’s and S&P monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Fund may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that LaSalle may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher-quality obligations.

Derivative Instruments

The Fund may utilize a variety of derivative instruments for investment or hedging or risk management purposes. The Fund may purchase warrants, call options on common stock and call options on stock indexes. The Fund may otherwise use a variety of other derivative instruments, including purchased call options, purchased or written put options, futures contracts, options on futures contracts, forward contracts, short sales and swap agreements. The Fund also may use derivatives to gain exposure to securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering).

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates, currencies and related indexes. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments.

There is no assurance that the Fund’s derivative strategies will be available at any time or that LaSalle will determine to use them for the Fund or, if used, that the strategies will be successful. LaSalle may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions.

Non-Convertible Income-Producing Securities

The Fund may invest in non-convertible income-producing securities, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as non-convertible preferred stocks, bank loans and loan participations, commercial paper, payment-in-kind securities, credit-linked trust certificates and other securities issued by special purpose or structured vehicles, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers’ acceptances and U.S. government securities and securities of foreign governments. The Fund’s investments in non-convertible income-producing securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero-coupon, contingent, deferred, payment-in-kind and auction-rate features.

U.S. Government Securities

The Fund may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Bank Obligations

The Fund may invest in bank obligations, including certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.

Variable and Floating Rate Securities

Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to a auction) on specified dates (such as the last day of a month or calendar quarter).

These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

Illiquid Securities

The Fund may invest up to 15% of its managed assets in illiquid securities. Illiquid securities are not readily marketable (i.e. within seven days) and include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act but that are not deemed to be liquid, and repurchase agreements with maturities in excess of seven days.

Rule 144A Securities

Rule 144A under the Securities Act provides a non-exclusive safe harbor exemption from the registration requirements of the Act for the resale of certain “restricted” securities to certain qualified institutional buyers, such as the Fund. Rule 144A Securities generally are deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Fund’s Board. Rule 144A Securities deemed to be liquid are not treated as illiquid for purposes of the Fund’s 15% limit on illiquid securities.

Strategic Transactions

The Fund may engage in foreign currency transactions and other strategic transactions in connection with the Fund’s investment in international real estate securities. When investing in non-U.S. securities, the Subadvisers, as a matter of course, use foreign exchange transactions as a means of providing cash for settlement in the appropriate securities markets.

The Fund is also permitted, but does not initially intend, to enter into strategic transactions to seek to generate total return, facilitate portfolio management and mitigate risks. If the Subadvisers use strategic transactions, no assurance can be given that they will achieve the intended results.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common stock, during periods when there is a shortage of attractive securities available in the market, or when LaSalle believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by LaSalle or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. LaSalle will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks.

Short-Term Investments/Temporary Defensive Strategies

Upon recommendation of the Subadvisers, for temporary defensive purposes, the Fund may deviate from its principal strategies by investing some or all of its managed assets in investments such as high grade debt securities, including high-quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so. The Fund also may deviate from its principal strategies in order to keep its assets fully invested, including during the period in which the net proceeds of this offering are being invested.

Hedging and Related Strategies

The Fund may (but is not required to) use various strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Fund may invest in derivative instruments for the purpose of hedging its exposure to certain issuers and/or markets. See “Derivative Instruments” above. Hedging strategies that the Fund may use include, but are not limited to, options contracts (including options on futures contracts), futures contracts, forward contracts, swap agreements and short sales, including such instruments based on either an index or other asset or individual securities whose prices, LaSalle believes, correlate with the prices of the Fund’s investments. The Fund may (but is not required to) also engage in hedging transactions relating to interest rates and foreign currencies.

There is no assurance that these hedging strategies will be available at any time or that LaSalle will determine to use them or, if used, that the strategies will be successful. LaSalle may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions.

Per Share Price Data

For the Fund, the following table sets forth, on a quarterly basis, the high and low net asset values of the shares, the high and low sales prices of the shares on the New York Stock Exchange, and the discount to net asset value that these figures represent for the periods indicated.

Period (Calendar Year)	Market Price				Corresponding Net Asset Value				Corresponding Premium (Discount) as a % of Net Asset Value
	High		Low		High		Low		High		Low
2007 Second Quarter* Third Quarter Fourth Quarter	$ $ $	25.16 25.00 19.99	$ $ $	25.00 17.50 15.05	$ $ $	23.83 22.10 21.76	$ $ $	21.72 19.79 17.76	5.58 13.12 (8.13	% % %)	15.10 (11.57 (15.26	% %) %)
2008 First Quarter Second Quarter Third Quarter Fourth Quarter	$ $ $ $	16.73 17.40 13.78 9.73	$ $ $ $	14.80 12.98 9.46 4.44	$ $ $ $	18.46 17.41 14.97 12.39	$ $ $ $	16.61 14.74 11.97 6.37	(9.37 (0.06 (7.95 (21.47	%) %) %) %)	(10.90 (11.94 (20.97 (30.30	%) %) %) %)
2009 First Quarter Second Quarter Third Quarter Fourth Quarter	$ $ $ $	6.22 5.89 7.49 7.51	$ $ $ $	3.14 4.20 5.32 6.99	$ $ $ $	8.00 7.44 9.49 9.43	$ $ $ $	4.91 5.85 7.01 9.16	(22.25 (20.83 (21.07 (20.36	%) %) %) %)	(36.05 (28.21 (24.11 (23.69	%) %) %) %)
2010 First Quarter Second Quarter Third Quarter	$ $ $	7.89 8.07 9.35	$ $ $	7.05 6.70 6.96	$ $ $	9.30 9.42 9.84	$ $ $	8.56 7.99 8.24	(15.16 (14.33 (4.98	%) %) %)	(17.64 (16.15 (15.53	%) %) %)

*	Not a full calendar quarter.

Over the counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down, or commission, and may not necessarily represent actual transactions.

As of September 30, 2010, the Fund’s net asset value was $9.84 per share, and the closing price of its shares on the NYSE was $9.31 per share (reflecting a 5.39% discount). The Fund’s common stock has historically traded at an amount less than its net asset value. Recently the Fund’s market discount has narrowed. Columbia Management believes that this is attributable to market activity following the announcement of the Reorganization. Should the Reorganization not occur, the discount at which the Fund’s shares have tended to trade is likely to return to more typical levels. The discount level at the time of the Reorganization cannot be predicted.

The Fund Board’s Investment Review Committee (the “Review Committee”) reviews and discusses at each of its regular meetings, the discount to net asset value of the Fund’s common stock, including materials prepared by Columbia Management related thereto. At such meetings, the Review Committee reviews and compares the Fund’s trading discount to the premiums/discounts of the Fund’s competitors, as selected by Columbia Management. The Review Committee also reviews and discusses the investment performance, including the NAV performance, of the Fund with Columbia Management and has met with the Fund’s subadviser, LaSalle Securities U.S. The Fund’s Board has considered and approved and the Fund has implemented repurchases of its common stock in the open market. The intent of the stock repurchases is, among other things, to moderate the growth in the number of shares of the Fund’s common stock outstanding, increase the NAV of the Fund’s outstanding shares, and increase the liquidity of the Fund’s common stock in the marketplace. One of the considerations of the Fund’s board in approving the Reorganization, in principle, was that, if consummated, the Reorganization would eliminate the Fund’s trading discount.

Financial Highlights

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average Common shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased Fund shares at market price or net asset value as of the beginning of the period, reinvested all their distributions, and then sold their shares at the closing market price or net asset value on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares. Total returns are not annualized for periods of less than one year.

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31
		2009	2008	2007(a)
Per share operating performance
Net asset value, beginning of period	$9.09	$7.61	$18.29	$23.88 (b)

Income from investment operations:
Net investment income	.24	.39	.60	.35
Net gains (losses) (both realized and unrealized)	(.97)	1.77	(9.42)	(4.95)

Total from investment operations	(.73)	2.16	(8.82)	(4.60)

Offering costs	—	—	—	(.05)

	Six months ended June 30, 2010 (Unaudited)		Year Ended December 31
			2009	2008	2007(a)

Less distributions:
Distributions from net investment income	$(.17)		$(.68)	$(.29)	$(.35)
Distributions in excess of net investment income	—		—	—	(.53)
Tax return of capital	—		—	(1.46)	—

Total distributions	(.17)		(.68)	(1.75)	(.88)

Issuance of Common Stock in distributions	—		—	(.11)	(.06)

Net asset value, end of period	$8.19		$9.09	$7.61	$18.29

Market price, end of period	$6.98		$7.39	$5.60	$16.15

Total return:
Based upon net asset value	(7.82%	)	34.15%	(50.17% )	(19.61%	)

Based upon market price	(3.37%	)	48.21%	(58.47% )	(32.20%	)(c)

Ratios to average net assets(d)
Total expenses	1.22%	(e)	1.41%	1.26%	1.18%	(e)

Net investment income (loss)	5.39%	(e)	5.15%	4.24%	2.82%	(e)

Supplemental data
Net assets, end of period (in millions)	$77		$86	$73	$166

Portfolio turnover rate	118%		255%	241%	134%

Notes to Financial Highlights

(a)	For the period from May 30, 2007 (commencement of operations) to December 31, 2007.
(b)	Net asset value, beginning of period, of $23.875 reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.
(c)	Based upon initial offering price of $25.00 per share.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

Management

Board of Directors. The Fund’s Board is responsible for the management of the Fund, including supervision of the duties performed by Columbia Management and the Fund’s subadvisers.

Investment Managers. Columbia Management Investment Advisers, LLC (“Columbia Management”), 100 Federal Street, Boston, MA 02110, is the investment manager to the Combined Fund Complex and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Combined Fund Complex, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

The Fund is subadvised by LaSalle Investment Management (Securities), L.P. (“LaSalle Securities U.S.”) and LaSalle Investment Management Securities B.V. (“LaSalle Securities B.V.”). LaSalle Securities U.S. is located at 100 Pratt Street, Baltimore, MD 21202. LaSalle Securities U.S. retains LaSalle Securities B.V., an entity organized under the laws of the Netherlands located at Herengracht 471, 1017 BS Amsterdam, The Netherlands, to provide advisory services for the Fund. Both LaSalle Securities U.S. and LaSalle Securities B.V.

are registered investment advisers affiliated with LaSalle Investment Management, Inc. (LaSalle), a global real estate investment adviser managing private and public real estate assets around the world, including direct interests in real estate and real estate related securities. LaSalle is a wholly-owned subsidiary of Jones Lang LaSalle Incorporated (Jones Lang LaSalle), a U.S. publicly-traded company. LaSalle is one of several entities through which Jones Lang LaSalle and its affiliates conduct real estate investment advisory and related businesses. Jones Lang LaSalle and its affiliates have employees in 180 key markets in 60 countries on five continents. It is a leading full service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners, users and investors worldwide. LaSalle Securities U.S. and LaSalle Securities B.V. are supported by Jones Lang LaSalle’s extensive property management and direct real estate investment organizations, and its global research capabilities, with more than 100 research professionals worldwide.

All of the assets of LaSalle Securities B.V. are located outside of the United States and it has no offices or employees within the United States. As a result, it may be difficult for United States investors to effect service of process upon LaSalle Securities B.V. within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of LaSalle Securities B.V. under the federal securities laws of the United States. Dutch courts may not enforce liabilities against LaSalle Securities B.V. predicated solely upon the federal securities laws of the United States.

Under an Investment Management Services Agreement, Columbia Management is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund’s subadvisers. Effective June 15, 2009, the annual management fee rate is equal to 0.915% of the Fund’s average daily Managed Assets (the net asset value of the Fund’s Common Stock plus the liquidation preference of any issued and outstanding preferred shares (“Preferred Stock”) and the principal amount of any borrowings used for leverage). Prior to June 15, 2009, Columbia Management received an annual fee, equal to 0.98% of the Fund’s average daily Managed Assets. The management fee for the year ended Dec. 31, 2009 was 0.94% of the Fund’s average daily Managed Assets. The reduction in the investment management services fee on June 15, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative Services below for more information.

Under a subadvisory agreement between the Columbia Management and LaSalle U.S. and a delegation agreement between LaSalle Securities U.S. and LaSalle Securities B.V., LaSalle is responsible for furnishing investment advice, research and assistance with respect to the Fund’s investments. Columbia Management contracts with and compensates LaSalle U.S. for the provision of day-to-day portfolio management of the Fund’s assets. Under the subadvisory agreement, Columbia Management pays LaSalle U.S. a fee equal to 0.49% of the Fund’s average daily Managed Assets.

A discussion regarding the basis for the Board approving the investment advisory contract of the Fund is available in the Fund’s Semiannual Report to Stockholders for the six months ended June 30, 2010.

Portfolio Management. LaSalle Securities U.S. and LaSalle Securities B.V. are responsible for the day-to-day management of the Fund.

LaSalle Securities U.S.

Stan J. Kraska, Portfolio Manager

•	Managed the Fund since December 2006.

•	Managing Director of LaSalle Securities U.S. since 1997.

•	B.A., Dartmouth; M.B.A., Harvard Business School.

George J. Noon, Portfolio Manager

•	Managed the Fund since December 2006.

•	Portfolio Manager of Global and Asia Pacific real estate securities programs.

•	International Managing Director of LaSalle Securities U.S. since 2003.

•	Associated with LaSalle Securities U.S. since 1990.

•	B.S., University of Pennsylvania.

Keith R. Pauley, Portfolio Manager

•	Managed the Fund since December 2006.

•	International Managing Director and CIO of LaSalle Securities U.S.

•	Associated with LaSalle Securities U.S. since 1986.

•	B.A., M.B.A., University of Maryland.

LaSalle Securities B.V.

Ernst Jan de Leeuw, Portfolio Manager

•	Managed the Fund since December 2006.

•	Managing Director of LaSalle Securities B.V.

•	Associated with LaSalle Securities B.V. since 2000.

•	Prior to 2000, Mr. de Leeuw worked for five years as a portfolio manager at Robeco Group.

•	Degree in Business Economics and Econometrics, University of Groningen.

Custodian. JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, 19th Floor, New York, NY 1005, serves as custodian for the Fund. It also maintains, under the general supervision of Columbia Management, the accounting records and determines the net asset value for the Fund.

Transfer Agent. American Stock Transfer and Trust Company (“AST”) is the Fund’s transfer agent, registrar, dividend disbursing and paying agent and stockholder servicing agent. AST is located at 59 Maiden Lane, New York, New York 10038.

Administrative Services. Under an Administrative Services Agreement, effective June 15, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily Managed Assets that declines from 0.08% to 0.05% as the Fund’s average daily Managed Assets increase. For the period from June 15, 2009 through Dec. 31, 2009, the fee was 0.05% of the Fund’s average daily Managed Assets. Prior to June 15, 2009, Ameriprise Financial administered certain aspects of the Fund’s business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on June 15, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund’s prior administrative agent.

Expenses. In addition to the fees of Columbia Management, the Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with Columbia Management), custodial expenses, stockholder servicing expenses, transfer agency, sub-transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, interests on any borrowings, insurance and taxes, if any.

Affiliated Brokerage. The Fund pays no brokerage commissions to affiliated persons.

Control Persons. For a list of control persons of the Fund, please see above under “SECTION D – CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS – Ownership of Selling Fund and Buying Fund Shares.”

Description of Securities

The following description of the terms of the Fund’s stock is only a summary. For a complete description, please refer to the Maryland General Corporation Law (“MGCL”), and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Fund’s Registration Statement, filed with the SEC on or about April 23, 2007.

General. The Fund’s charter provides that the Fund may issue up to 100,000,000 shares of common stock, $0.01 par value per share. A majority of the entire Board of Directors may, without any action by holders of the Fund’s common stock (“Common Stockholders”), amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the Common Stockholders generally are not liable for the Fund’s debts or obligations.

Common Stock. All of the shares of common stock offered by this prospectus are duly authorized, fully paid and nonassessable. Common Stockholders are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Fund’s Common Stockholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of, or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s stock.

Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the Common Stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, holders of shares of common stock will possess the exclusive voting power. All of the shares of common stock will have equal dividend, liquidation and other rights. There is no cumulative voting in the election of Directors, which means that the holders of a majority of the outstanding shares of common stock can elect all of the Directors then standing for election, and the holders of the remaining shares will not be able to elect any Directors.

Holders of shares of common stock have no preference, conversion, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities.

Power to Reclassify Shares of the Fund’s Stock. The Fund’s charter authorizes the Board to classify and reclassify any unissued shares of the Fund’s common stock into other classes or series of stock, including Preferred Shares. Before issuing shares of each new class or series, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption of the class and series.

Power to Issue Additional Shares of Common Stock. The Fund believes that the power to issue additional shares of common stock and to classify or reclassify unissued shares of common stock and thereafter to issue the classified or reclassified shares provides the Fund with increased flexibility in meeting needs of the Fund that might arise. These actions can be taken without common stockholder approval, unless common stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund’s securities may be listed or traded. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for holders of common stock or otherwise be in its best interests.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), unless a common stockholder elects otherwise, all cash dividends, distributions of capital gains, and other distributions are automatically reinvested in additional shares of common stock of the Fund. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the common stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by AST as dividend disbursing agent. Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to AST, at the address set forth below. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by AST prior to the record date for the next distribution. If such notice is received after such record date, such termination or resumption will be effective with respect to any subsequently declared distribution.

Under the Plan, Common Stockholders receive shares in lieu of cash distributions unless they have elected otherwise as indicated in the preceding paragraph. For all distributions, such shares will be issued in lieu of cash by the Fund from previously authorized but unissued shares of common stock. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each common stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such common stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. The issuance of common stock at less than net asset value per share will dilute the net asset value of all Fund common stock shares outstanding at that time. Market price on any day means the closing price for the common stock at the close of regular trading on the New York Stock Exchange on such day or, if such day is not a day on which the common stock trades, the closing price for the common stock at the close of regular trading on the immediately preceding day on which trading occurs.

Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares, as further described below in the section entitled “Tax Matters.” A shareholder whose distributions are reinvested in shares under the Plan generally will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Common Stockholders who hold their shares in the name of a broker or other nominee should contact such broker or other nominee to discuss the extent to which such nominee will permit their participation in the Plan. The Fund will administer the Plan on the basis of the number of shares certified from time to time by nominees as representing the total amount of shares held through such nominees by beneficial Common Stockholders who are participating in such Plan and by delivering shares on behalf of such beneficial Common Stockholders to the nominees’ accounts at The Depository Trust Company.

AST will maintain all Common Stockholders’ accounts in the Plan not held by The Depository Trust Company and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant will be held in non-certificated form in the name of the participant, and each common stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

The Fund currently intends to make open market purchases of its common stock from time to time, when the Fund is trading at a discount to net asset value, in an amount approximately sufficient to offset the increase in the number of its shares of common stock attributable to the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received from portfolio investments less Fund expenses.

The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund also reserves the right to amend the Plan to provide for payment of brokerage fees by Plan participants in the event the Plan is changed to provide for open market purchases of Common Stock on behalf of Plan participants . All correspondence concerning the Plan should be directed to American Stock Transfer and Trust Company (“AST”) is the Fund’s transfer agent, registrar, dividend disbursing and paying agent and stockholder servicing agent. AST is located at 59 Maiden Lane, New York, New York 10038.

Changes in Control

See Exhibit D “Comparison of Organizational Documents” for a description of certain provisions of the MGCL and the Fund’s charter and Bylaws that could make it more difficult for a person or group of persons to acquire control of the Fund or to convert the Fund to open-end status by means of a tender offer, proxy contest or otherwise.

Tax Matters

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you.

The Fund anticipates distributing substantially all of its net investment income and net short-term capital gain for each taxable year. In addition, at least annually, the Fund intends to distribute any of its net realized long-term capital gain.

Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund expects very few, if any, Fund distributions to consist of qualified dividend income.

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

It is possible that the Fund’s distributions will at times be in excess of the earnings and profits of the Fund. Any such excess distribution will generally be treated as a return of capital to the extent of your tax basis in the Fund shares, and thereafter as capital gain. A return of capital is not taxable to you, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of your shares.

The Fund is required by federal law to withhold tax on distributions paid to you if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

A sale or exchange of Fund shares is a taxable event. Your sales and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed. For example, any loss you realize upon a taxable disposition of Fund shares you held for six months or less will generally be treated as a long-term, rather than short-term, to the extent of any distribution of long-term capital gain you received with respect to those Fund shares.

Income from sources outside the U.S. may be subject to taxes imposed by other countries. This may reduce the amount of income and gains available for distribution to you. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able, subject to applicable limitations, to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will be eligible to make this special election for a taxable year, or that it will do so, even if it is eligible.

Each January, the Fund will send you a statement showing how much you’ve received in distributions in the prior calendar year and the distributions’ character for federal income tax purposes. The securities (e.g., REITs) in which the Fund invest may not provide complete tax information to the Fund as to the tax character of the dividends distributed by such company (e.g., income, capital gain or return of capital) until after the calendar year end. Consequently, because of such delay, it may be necessary for the Fund to request permission to extend the deadline for the issuance of a Form 1099-DIV until after January 31 or to issue a revised Form 1099-DIV after January 31. Further, the tax treatment of distributions reported on Form 1099-DIV may differ from the characterization of distributions provided at the time the distribution was made.

If you hold Fund shares in a tax-deferred retirement account, such as 401(k) plan or IRA, you are not taxed currently on distributions by the Fund of income or gains or on gains resulting from the sale or exchange of Fund shares.

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Outstanding Securities.

Title of Class	Amount of Common Stock Authorized	Amount of Common Stock held by Fund or for its Account	Amount of Common Stock Outstanding Exclusive of Amount held by Fund or for its Account
Common Stock	100,000,000 shares,	90,504,973 shares	9,495,027 shares
$0.01 par value

Legal Proceedings. Please see Exhibit C of this Prospectus/Proxy Statement for a discussion of Legal Proceedings.

Exhibit G

Share Ownership of Nominees

As of September 30, 2010, the Nominees and officers of the Companies, as a group, beneficially owned less than 1% of each class of shares of each Board Election Fund. The table below shows, for each Nominee, the amount of shares of each Board Election Fund beneficially owned by the Nominee. It also shows the aggregate value of all investments in shares of the Combined Fund Complex overseen or to be overseen by the Nominees, including notional amounts through a deferred compensation agreement. Ownership information is presented in the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Non-Interested Nominee Ownership as of September 30, 2010

Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins
RiverSource LaSalle Global Real Estate Fund	A	N/A	A	N/A	A	N/A
RiverSource LaSalle Monthly Dividend Real Estate Fund	A	N/A	A	N/A	A	N/A
RiverSource Precious Metals and Mining Fund	D	N/A	A	N/A	A	N/A
RiverSource Real Estate Fund	D	N/A	A	N/A	A	N/A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E	E	E*	E	D*	A

*	Total includes deferred compensation invested in share equivalents

Fund	R. Glenn Hilliard	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie
RiverSource LaSalle Global Real Estate Fund	N/A	A	A	N/A	A	A
RiverSource LaSalle Monthly Dividend Real Estate Fund	N/A	A	A	N/A	A	A
RiverSource Precious Metals and Mining Fund	N/A	A	A	N/A	A	A
RiverSource Real Estate Fund	N/A	A	A	N/A	A	A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E	E*	E*	E	E*	E

*	Total includes deferred compensation invested in share equivalents

Fund	Alison Taunton-Rigby	Minor M. Shaw
RiverSource LaSalle Global Real Estate Fund	A	N/A
RiverSource LaSalle Monthly Dividend Real Estate Fund	A	N/A
RiverSource Precious Metals and Mining Fund	A	N/A
RiverSource Real Estate Fund	A	N/A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E	E

G-1

Interested Nominee Ownership as of September 30, 2010

Fund	William F. Truscott	Anthony M. Santomero
RiverSource LaSalle Global Real Estate Fund	A	N/A
RiverSource LaSalle Monthly Dividend Real Estate Fund	A	N/A
RiverSource Precious Metals and Mining Fund	A	N/A
RiverSource Real Estate Fund	A	N/A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E	E

G-2

Exhibit H

Board Governance Committee Charter

Introduction

The Board of Directors/Trustees of each RiverSource Fund (the “Board”) is responsible for protecting the interests of each RiverSource Fund (each, a “Fund” and collectively, the “Funds”) and its shareholders. In this connection, the Board has established a Board Governance Committee (the “Committee”). The Board has adopted this Board Governance Committee Charter (the “Charter”) for purposes of delineating the scope of the Committee’s authority and responsibility, and defining key attributes of the Committee and its members.

Committee Purpose

The mission of the Committee under this Charter is to review and oversee Fund governance matters, including protecting and furthering the interest of the Funds and their shareholders on external matters.

Committee Authority and Responsibilities

To carry out its purpose, the Committee shall have the following powers and duties:

•	Governance Matters

¡	Make recommendations to the Board on:

•	The responsibilities and duties of the Board;

•	The criteria to be used to determine the size and structure of the Board, and the background and characteristics of Independent Directors/Trustees of the Board (the “Independent Directors”);

•

The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;

•	The process for conducting the annual evaluation of the Board’s performance;

•	The nomination of the Board Chair, the members to serve on each committee of the Board, and the member who should serve as Chair of each committee; and

•	The compensation to be paid to the Independent Directors.

¡

Have one or more of its members meet personally with each candidate for Board membership to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment.

¡	Consider the individual professional and personal backgrounds of each Board candidate or nominee and assess how those would fit into the mix of experiences represented by the then-current Board.

¡	Oversee the proxy voting policies and procedures with respect to voting proxies relating to portfolio securities.

¡	Assist the Board Chair in furthering the interests of the Funds and their shareholders with respect to matters involving regulatory, governmental and investor organizations.

•	Reporting to Board

¡

The Committee shall report quarterly to the Board, or more frequently as appropriate, on matters considered, conclusions reached, and action taken by the Committee. Recommendations to the Board or action recommended to be taken by the Board will be at the discretion of the Committee members and the Committee Chair.

The Committee shall be assigned such additional areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

H-1

The members of the Committee shall serve as the directors of Board Services Corporation (“BSC”) as provided by the Operating Guidelines of BSC.

Committee Operations

The agenda for each Committee meeting shall be prepared under the direction and control of the Chair.

The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Funds’ bylaws.

The Committee shall have the authority to meet privately and to admit non-members individually.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.

Committee Membership

The Committee shall be comprised exclusively of Independent Directors. Each member of the Committee, including the Chair, will be appointed by the vote of a majority of the Independent Directors then serving on the Board. Members of the Committee will serve at the pleasure of the Independent Directors on the Board.

Meetings

The Committee meets on the dates established on an annual agenda. The Committee may hold additional meetings as called by the Committee Chair, the Board Chair, or any two members of the Committee. A majority of the Committee will constitute a quorum. Every act done or decision made by a majority of the Committee members present at a meeting duly held at which a quorum is present will be regarded as the act of the Committee. At each meeting, the Committee will hold an executive session for Committee members and Independent Counsel only.

Miscellaneous

The Committee will have the resources and authority appropriate to discharge its responsibilities, including authority to retain experts or consultants, subject to the approval of the Independent Directors.

The Committee will review this Charter periodically, and will recommend any changes to the Board. The Board will initially review this Charter, and thereafter will review any material changes to this Charter recommended by the Committee. Board approval is required for initial adoption and any material changes to this Charter.

Effective Date

Adopted by the Board on January 10, 2008, amended on November 12, 2009 and further amended on January 13, 2010.

H-2

Exhibit I

Executive Officer and Director Information

Information regarding the current executive officers of each Company and the principal executive officer and directors of Columbia Management is shown below.

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Neysa M. Alecu (Born 1964) 2934 Ameriprise Financial Center Minneapolis, MN 55474	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	None	Vice President – Compliance, Ameriprise Financial, Inc., since 2008; Anti-Money Laundering Officer and Identity Theft Prevent Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc., since 2005; Compliance Director, Ameriprise Financial, Inc., 2004 – 2008

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111	President (Principal Executive Officer) (2010)	Senior Vice President and General Manager – Mutual Fund Products (2010)	President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 – January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 – April 2010; Treasurer, Columbia Funds, October 2003 – May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Start Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, April 2003 – December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 – October 2004

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Jeffrey P. Fox (Born 1955) 105Ameriprise Financial Center Minneapolis, MN 55474	Treasurer (2002)	None	Chief Financial Officer, Columbia Management Investment Distributors, LLC (formerly RiverSource Fund Distributors, Inc.) and of Seligman Data Corp. since 2008; Vice President – Investment Accounting, Ameriprise Financial, Inc. since 2002; Chief Financial Officer, RiverSource Distributors, Inc. since 2006

Amy K. Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President (2006)	Senior Vice President and Chief Operating Officer (2010)	Chief Administrative Officer, Columbia Management, 2009 – April 2010 (previously Vice President – Asset Management and Trust Company Services, 2006 – 2009 and Vice President – Operations and Compliance, 2004 – 2006); Senior Vice President, Columbia Funds, Atlantic Funds and Nations Funds since May 2010; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc. 2001 – 2004

Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110	Vice President (2010)	Director and President (2010)	President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111	Senior Vice President (2010)	Director and Chief Investment Officer (2010)	Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President, General Counsel and Secretary (2006)	Vice President and Chief Legal Officer (2005)	Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since 2010; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

William F. Truscott (Born 1960) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Board member (2001); Senior Vice President (2010)	Chairman of the Board (2010)	President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President – Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111	Vice President (2010)	Vice President and Chief Compliance Officer (2010)	Senior Vice President and Chief Compliance Officer, Columbia Funds, since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

Name and Address	Principal Occupation
Brian J. McGrane Columbia Management Investment Advisers 5228 Ameriprise Financial Center Minneapolis, MN 55474	Director, Senior Vice President and Chief Financial Officer of Columbia Management.

Exhibit J

Director Compensation

Total directors’ fees paid by each Board Election Fund and the Combined Fund Complex to the Non-Interested Directors and Interested Directors are listed below for each Board Election Fund’s last fiscal year. No director listed below received pension or retirement benefits accrued as part of any Board Election Fund’s expenses in any Board Election Fund’s last fiscal year. All directors receive reimbursements for reasonable expenses related to their attendance at meetings of the Columbia RiverSource Board or standing Committees, which are not reflected in the amounts shown.

Non-Interested Director Compensation from Board Election Funds

Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind
For Funds with fiscal years ending March 31
RiverSource Precious Metals and Mining Fund	$354	$359	$330	$339	$359	$330
Amount deferred	0	0	96	122	0	68
For Funds with fiscal years ending June 30
RiverSource Real Estate Fund	424	444	408	435	430	430
Amount deferred	0	0	69	190	0	199
For Funds with fiscal years ending December 31
RiverSource LaSalle Global Real Estate Fund	31	32	29	30	31	29
Amount deferred	0	0	12	9	0	0
RiverSource LaSalle Monthly Dividend Real Estate Fund	60	62	56	57	60	56
Amount deferred	0	0	22	17	0	0

Fund	Lewis	Maher	Paglia	Richie	Taunton- Rigby
For Funds with fiscal years ending March 31
RiverSource Precious Metals and Mining Fund	$3,776	$1,561	$1,744	$1,629	$1,629
Amount deferred	127	321	0	0	0
For Funds with fiscal years ending June 30
RiverSource Real Estate Fund	884	427	430	414	414
Amount deferred	164	427	0	0	0
For Funds with fiscal years ending December 31
RiverSource LaSalle Global Real Estate Fund	71	28	32	29	29
Amount deferred	11	28	0	0	0
RiverSource LaSalle Monthly Dividend Real Estate Fund	139	54	62	58	58
Amount deferred	21	54	0	0	0

Interested Director Compensation from Board Election Funds

Fund	Truscott
For Funds with fiscal years ending March 31
RiverSource Precious Metals and Mining Fund	$0
Amount deferred	0
For Funds with fiscal years ending June 30
RiverSource Real Estate Fund	0
Amount deferred	0
For Funds with fiscal years ending December 31	0
RiverSource LaSalle Global Real Estate Fund	0
Amount deferred
RiverSource LaSalle Monthly Dividend Real Estate Fund	0
Amount deferred	0

Aggregate Non-Interested Director Compensation for Calendar Year Ended December 31, 2009

Total Compensation from the Combined Fund Complex Paid to Non-Interested Directors for Calendar Year Ended December 31, 2009(1)
Kathleen Blatz	$172,500
Arne H. Carlson	$177,500
Pamela G. Carlton(2)	$160,000
Patricia M. Flynn(3)	$165,000
Anne P. Jones	$172,500
Jeffrey Laikind(4)	$160,000
Stephen R. Lewis, Jr.(5)	$400,000
John F. Maher(6)	$155,000
Catherine James Paglia	$177,500
Leroy C. Richie	$165,000
Alison Taunton-Rigby	$165,000

(1)	Director compensation is a combination of a base fee and meeting fees, with the exception of the Chairman of the Columbia RiverSource Board, who receives a base annual compensation.
(2)

During the calendar year ended December 31, 2009, Ms. Carlton deferred $64,000 of her total compensation from the Combined Fund Complex pursuant to the deferred compensation agreement. As of September 30, 2010, the value of Ms. Carlton’s account under that plan was $17,500.

(3)

During the calendar year ended December 31, 2009, Ms. Flynn deferred $49,500 of her total compensation from the Combined Fund Complex pursuant to the deferred compensation agreement. As of September 30, 2010, the value of Ms. Flynn’s account under that plan was $97,500.

(4)

During the calendar year ended December 31, 2009, Mr. Laikind deferred $0 of his total compensation from the Combined Fund Complex pursuant to the deferred compensation agreement. As of September 30, 2010, the value of Mr. Laikind’s account under that plan was $122,813.

(5)

During the calendar year ended December 31, 2009, Mr. Lewis deferred $60,000 of his total compensation from the Combined Fund Complex pursuant to the deferred compensation agreement. As of September 30, 2010, the value of Mr. Lewis account under that plan was $79,500.

(6)

During the calendar year ended December 31, 2009, Mr. Maher deferred $155,000 of his total compensation from the Combined Fund Complex pursuant to the deferred compensation agreement. As of September 30, 2010, the value of Mr. Maher account under that plan was $202,500.

Aggregate Interested Director Compensation for Calendar Year Ended December 31, 2009

Total Compensation from the Combined Fund Complex Paid to Interested Director for the Calendar Year Ended December 31, 2009
William F. Truscott	$0

M-BOOK 2

COLUMBIA FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2011

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of a Joint Special Meeting of Shareholders and Combined Proxy Statement/Prospectus for the Joint Special Meeting of Shareholders (the “Meeting”) to be held at 1:00 p.m., Eastern time, on February 15, 2011, at One Financial Center, 5th Floor Conference Room A, Boston, Massachusetts 02111, and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen and Ryan C. Larrenaga (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Combined Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature
Additional Signature (if held jointly)
Date	2011
CFS_22080_MB2_122210

FUND	FUND	FUND
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6

VOTING OPTIONS

Read your Combined Proxy Statement/Prospectus and have it at hand when voting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

THE BOARD(S) RECOMMENDS A VOTE FOR EACH OF THE PROPOSAL(S) LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

☐ To vote FOR all Proposals for your Fund or Funds, mark this box. No other vote is necessary.

1.	To approve an Agreement and Plan of Reorganization between Columbia Technology Fund and Columbia Seligman Global Technology Fund (formerly, Seligman Global Technology Fund).

Fundname Drop-In 1	FOR ☐	AGAINST ☐	ABSTAIN ☐
2. To approve an Agreement and Plan of Reorganization between RiverSource Precious Metals and Mining Fund and Columbia Energy and Natural Resources Fund.
Fundname Drop-In 1	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.       To approve an Agreement and Plan of Reorganization between RiverSource Real Estate Fund, RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund, RiverSource LaSalle International Real Estate Fund and Columbia Real Estate Equity Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐

4.	To elect directors/trustees to the Board. To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. Kathleen Blatz	02. Edward J. Boudreau, Jr.	03. Pamela G. Carlton	04. William P. Carmichael
05. Patricia M. Flynn	06. William A. Hawkins	07. R. Glenn Hilliard	08. Stephen R. Lewis, Jr.
09. John F. Maher	10. John J. Nagorniak	11. Catherine James Paglia	12. Leroy C. Richie
13. Anthony M. Santomero	14. Minor M. Shaw	15. Alison Taunton-Rigby	16. William F. Truscott

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐

If you wish to vote your shares for the nominees cumulatively (distributing your votes other than pro rata among all of the nominees for whom you are voting), please call 866-526-4103 to request a custom ballot. Please refer to the Combined Proxy Statement/Prospectus for information regarding cumulative voting.

5.	To approve the proposed amendment to the Articles of Incorporation of RiverSource Sector Series, Inc. and RiverSource Selected Series, Inc. to increase the maximum number of board members.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Meeting

to be held on February 15, 2011.

The Combined Proxy Statement/Prospectus for the Meeting and the

Notice of a Joint Special Meeting of Shareholders are available at:

https://www.proxy-direct.com/col22080

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

CFS_22080_MB2_122210

STATEMENT OF ADDITIONAL INFORMATION

December 20, 2010

This Statement of Additional Information (the “SAI”) relates to the following proposed reorganizations (the “Reorganizations”):

(1)

Columbia Technology Fund, a series of Columbia Funds Series Trust I (a “Selling Fund”) into Columbia Seligman Global Technology Fund (formerly, Seligman Global Technology Fund), a series of Seligman Global Fund Series, Inc.[1] (a “Buying Fund”).

(2)	RiverSource Precious Metals and Mining Fund, a series of RiverSource Selected Series, Inc. (a “Selling Fund”) into Columbia Energy and Natural Resources Fund, a series of Columbia Funds Series Trust I (a “Buying Fund”).

(3)	RiverSource LaSalle Global Real Estate Fund and RiverSource LaSalle Monthly Dividend Real Estate Fund, each a series of Seligman LaSalle Real Estate Fund Series, Inc., RiverSource LaSalle International Real Estate Fund, Inc. and RiverSource Real Estate Fund, a series of RiverSource Sector Series, Inc. (each a “Selling Fund”) into Columbia Real Estate Equity Fund, a series of Columbia Funds Series Trust I (a “Buying Fund”).

This SAI contains information which may be of interest to shareholders of the Selling Funds but which is not included in the combined Prospectus/Proxy Statement dated December 20, 2010 (the “Proxy Statement/Prospectus”) which relates to the Reorganizations. As described in the Proxy Statement/Prospectus, the Reorganizations would involve the transfer of all the assets of each Selling Fund in exchange for shares of the corresponding Buying Fund and the assumption of all the liabilities of each Selling Fund by the corresponding Buying Fund. Each Selling Fund would distribute the Buying Fund shares it receives to its shareholders in complete liquidation of each Selling Fund.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to each Buying Fund at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or calling 800.345.6611.

1.	The Board of Seligman Global Fund Series, Inc. has approved the redomiciling of Columbia Seligman Global Technology Fund, a series of Seligman Global Fund Series, Inc., into a newly created series of RiverSource Series Trust that has also been named Columbia Seligman Global Technology Fund (the “Redomiciling”). If the Redomiciling has not been completed prior to the closing of the Reorganization, the Buying Fund will be the existing series of Seligman Global Fund Series, Inc.

Additional Information about Each Buying Fund	1

Independent Registered Public Accounting Firms	1

Financial Statements	1

Appendix A—Statement of Additional Information of Columbia Seligman Global Technology Fund	A-1

Appendix B—Statement of Additional Information of Columbia Energy and Natural Resources Fund and Columbia Real Estate Equity Fund	B-1

Appendix C—Pro Forma Financial Statements for Columbia Seligman Global Technology Fund, Columbia Energy and Natural Resources Fund and Columbia Real Estate Equity Fund	C-1

i

Additional Information about Each Buying Fund

Attached hereto as Appendix A is the Statement of Additional Information of Columbia Seligman Global Technology Fund dated November 29, 2010, as supplemented.

Attached hereto as Appendix B is the Statement of Additional Information of Columbia Energy and Natural Resources Fund and Columbia Real Estate Equity Fund dated January 1, 2011, as supplemented.

Independent Registered Public Accounting Firms

Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402-3900, is the independent registered public accounting firm for Columbia Seligman Global Technology Fund, providing audit and other accounting and tax-related services as requested by the Fund. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in Columbia Seligman Global Technology Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2009 and the unaudited Financial Highlights and Financial Statements included in its Semiannual Report to Shareholders for the period ended April 30, 2010 are incorporated by reference into this SAI. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm for Columbia Energy and Natural Resources Fund and Columbia Real Estate Equity Fund, providing audit and other accounting and tax-related services as requested by the Funds. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in Columbia Energy and Natural Resources Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2010 and the unaudited Financial Highlights and Financial Statements included in its Semiannual Report to Shareholders for the period ended September 30, 2010, and the Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in Columbia Real Estate Equity Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2009 and its unaudited Financial Highlights and Financial Statements included in the Semiannual Report to Shareholders for the period ended June 30, 2010, are incorporated by reference into this SAI. The audited financial statements for Columbia Seligman Global Technology Fund incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of Ernst & Young LLP, given on their authority as experts in auditing and accounting, except for information for the periods ended on or before October 31, 2008 for Columbia Seligman Global Technology Fund, which has been audited by other auditors. The audited financial statements for Columbia Energy and Natural Resources Fund and Columbia Real Estate Equity Fund incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

The audited financial statements for Columbia Technology Fund incorporated by reference into the Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP given on their authority as experts in auditing and accounting. The audited financial statements for RiverSource Precious Metals and Mining Fund, RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund, RiverSource LaSalle International Real Estate Fund, Inc. and RiverSource Real Estate Fund incorporated by reference into the Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of Ernst & Young LLP given on their authority as experts in auditing and accounting, except for the information for periods ended on or before December 31, 2008 for each of RiverSource LaSalle Global Real Estate Fund, RiverSource LaSalle Monthly Dividend Real Estate Fund and RiverSource International Real Estate Fund, Inc., the information for periods ended on or before June 30, 2007 for RiverSource Real Estate Fund and the information for the periods ended on or before March 31, 2007 for RiverSource Precious Metals and Mining Fund, which has been audited by other auditors.

Financial Statements

Pro forma financial statements of the Buying Funds for the Reorganizations are attached hereto as Appendix D.

1

Appendix A—Statement of Additional Information of Columbia Seligman Global Technology Fund

A-1

Prospectus and Statement of Additional Information Supplement — December 13, 2010

Fund	Prospectus date	SAI date
RiverSource Disciplined Small Cap Value Fund	September 27, 2010	November 29, 2010

Effective December 13, 2010 (the Effective Date), the Fund no longer offers Class R3 shares.

S-6397-6 A (12/10)

Prospectus and Statement of Additional Information Supplement — December 13, 2010

Fund	Prospectus date	SAI date
RiverSource Partners International Select Growth Fund	December 30, 2009	November 29, 2010
RiverSource Partners International Small Cap Fund	December 30, 2009	November 29, 2010

Each of the above-referenced funds are collectively referred to as the Funds.

Effective December 13, 2010 (the Effective Date), the Funds’ Class R4 shares are closed to new investors and to accounts with zero balances.

S-6243-17 A (12/10)

STATEMENT OF ADDITIONAL INFORMATION

Nov. 29, 2010

Columbia Frontier Fund, Inc.
Class A: SLFRX	Class B: SLFBX	Class C: SLFCX
Class I: —	Class R: SFFRX	Class R4: SFFTX
Class R5: SFFIX	Class Z: CFOZX
Columbia Government Money Market Fund, Inc.
Class A: SCMXX	Class B: SCBXX	Class C: SCCXX
Class R: SMRXX	Class R5: SMIXX	Class Z: CGZXX
Columbia Seligman Communications and Information Fund, Inc.
Class A: SLMCX	Class B: SLMBX	Class C: SCICX
Class I: —	Class R: SCIRX	Class R3: SCIOX
Class R4: SCIFX	Class R5: SCMIX	Class Z: CCIZX
RiverSource Bond Series, Inc.
Columbia Floating Rate Fund
Class A: RFRAX	Class B: RSFBX	Class C: RFRCX
Class I: RFRIX	Class R: CFRRX	Class R4: —
Class R5: RFRFX	Class W: RFRWX	Class Z: CFRZX
Columbia Income Opportunities Fund
Class A: AIOAX	Class B: AIOBX	Class C: RIOCX
Class I: AOPIX	Class R: CIORX	Class R4: —
Class W: CIOWX	Class Z: CIOZX
Columbia Inflation Protected Securities Fund
Class A: APSAX	Class B: APSBX	Class C: RIPCX
Class I: AIPIX	Class R: RIPRX	Class R4: —
Class W: RIPWX	Class Z: CIPZX
Columbia Limited Duration Credit Fund
Class A: ALDAX	Class B: ALDBX	Class C: RDCLX
Class I: ALDIX	Class R4: —	Class W: RLDWX
Class Z: CLDZX
RiverSource California Tax-Exempt Trust
RiverSource California Tax-Exempt Fund
Class A: ICALX	Class B: ACABX	Class C: RCTCX
RiverSource Dimensions Series, Inc.
RiverSource Disciplined Small and Mid Cap Equity Fund
Class A: RDSAX	Class B: —	Class C: RDSCX
Class I: RDSIX	Class R4: —	Class W: RSDVX
RiverSource Disciplined Small Cap Value Fund
Class A: RDVAX	Class B: —	Class C: RDVCX
Class I: RCVIX	Class R: —	Class R3: —
RiverSource Diversified Income Series, Inc.
Columbia Diversified Bond Fund
Class A: INBNX	Class B: ININX	Class C: AXBCX
Class I: RDBIX	Class R: —	Class R3: RSDBX
Class R4: IDBYX	Class R5: RSVBX	Class W: RVBWX
Class Z: CDBZX
RiverSource Equity Series, Inc.
Columbia Mid Cap Growth Opportunity Fund
Class A: INVPX	Class B: IDQBX	Class C: AESCX
Class I: AQUIX	Class R: —	Class R3: —
Class R4: IESYX	Class Z: CVOZX
RiverSource Global Series, Inc.
Columbia Absolute Return Currency and Income Fund
Class A: RARAX	Class B: —	Class C: RARCX
Class I: RVAIX	Class W: RACWX	Class Z: CACZX
Columbia Emerging Markets Bond Fund
Class A: REBAX	Class B: —	Class C: REBCX
Class I: RSMIX	Class R4: —	Class W: REMWX
Class Z: CMBZX
Columbia Global Bond Fund
Class A: IGBFX	Class B: IGLOX	Class C: AGBCX
Class I: AGBIX	Class R: —	Class R4: RGBRX
Class W: RGBWX	Class Z: CGBZX
Columbia Emerging Markets Opportunity Fund
Class A: IDEAX	Class B: IEMBX	Class C: RMCEX
Class I: RSRIX	Class R: REMRX	Class R4: —
Class R5: REMFX	Class W: CMOWX	Class Z: CEOZX
Columbia Global Equity Fund
Class A: IGIGX	Class B: IDGBX	Class C: RGCEX
Class I: —	Class R: —	Class R4: IDGYX
Class R5: RGERX	Class W: —	Class Z: CGEZX
Columbia Global Extended Alpha Fund
Class A: RTAAX	Class B: —	Class C: RTACX
Class I: —	Class R: REAOX	Class R4: REYRX
Class Z: CEAZX
Threadneedle Global Equity Income Fund
Class A: RTNAX	Class B: —	Class C: RTNEX
Class I: —	Class R: RGEOX	Class R4: RGEYX
RiverSource Government Income Series, Inc.
Columbia U.S. Government Mortgage Fund
Class A: AUGAX	Class B: AUGBX	Class C: AUGCX
Class I: RVGIX	Class R4: RSGYX	Class Z: CUGZX
RiverSource Short Duration U.S. Government Fund
Class A: IFINX	Class B: ISHOX	Class C: AXFCX
Class I: AGMIX	Class R: RSDRX	Class R4: IDFYX
Class W: RSDWX
RiverSource High Yield Income Series, Inc.
Columbia High Yield Bond Fund
Class A: INEAX	Class B: IEIBX	Class C: APECX
Class I: RSHIX	Class R: —	Class R3: —
Class R4: RSHYX	Class R5: RSHRX	Class W: RHYWX
Class Z: CHYZX
RiverSource Income Series, Inc.
Columbia Income Builder Fund
Class A: RBBAX	Class B: RBBBX	Class C: RBBCX
Class R4: —	Class R: CBURX	Class Z: CBUZX
Columbia Income Builder Fund II
Class A: RSMAX	Class B: RSMBX	Class C: RSMCX
Class R4: —
Columbia Income Builder Fund III
Class A: RSBAX	Class B: REIVX	Class C: RIECX
Class R4: —
RiverSource International Managers Series, Inc.
Columbia Multi-Advisor International Value Fund
Class A: APIAX	Class B: AXIBX	Class C: APICX
Class I: APRIX	Class R4: —	Class Z: CMVZX
RiverSource Partners International Select Growth Fund
Class A: AXGAX	Class B: APIBX	Class C: RIACX
Class I: AIGGX	Class R: RISRX	Class R4: —
Class R5: RISSX
RiverSource Partners International Small Cap Fund
Class A: AISCX	Class B: APNBX	Class C: RISLX
Class I: RPSCX	Class R: —	Class R4: —
Class R5: —
RiverSource International Series, Inc.
Columbia Asia Pacific ex-Japan Fund
Class A: CAJAX	Class C: CAJCX	Class R: CAJRX
Class R5: TAPRX	Class Z: CAJZX
Columbia European Equity Fund
Class A: AXEAX	Class B: AEEBX	Class C: REECX
Class I: —	Class R4: —	Class Z: CEEZX
RiverSource Disciplined International Equity Fund
Class A: RDIAX	Class B: RDIBX	Class C: RDICX
Class I: RSDIX	Class R: RDIOX	Class R4: RDIRX
Class W: RDIWX

Threadneedle International Opportunity Fund
Class A: INIFX	Class B: IWWGX	Class C: ROPCX
Class I: ATNIX	Class R: —	Class R4: IDIYX
RiverSource Investment Series, Inc.
Columbia Diversified Equity Income Fund
Class A: INDZX	Class B: IDEBX	Class C: ADECX
Class I: ADIIX	Class R: RDEIX	Class R3: RDERX
Class R4: IDQYX	Class R5: RSEDX	Class W: —
Class Z: CDVZX
Columbia Large Growth Quantitative Fund
Class A: RDLAX	Class B: —	Class C: RDLCX
Class I: RDLIX	Class R: —	Class R4: RDLFX
Class W: RDLWX	Class Z: CLQZX
Columbia Large Value Quantitative Fund
Class A: RLCAX	Class B: —	Class C: RDCCX
Class I: —	Class R: RLCOX	Class R4: RLCYX
Class W: RLCWX	Class Z: CVQZX
Columbia Mid Cap Value Opportunity Fund
Class A: AMVAX	Class B: AMVBX	Class C: AMVCX
Class I: RMCIX	Class R: RMVTX	Class R3: RMCRX
Class R4: RMCVX	Class R5: RSCMX	Class W: —
Class Z: CMOZX
RiverSource Balanced Fund
Class A: INMUX	Class B: IDMBX	Class C: RVBCX
Class R: RVBRX	Class R4: IDMYX	Class R5: RVBSX
RiverSource Large Cap Series, Inc.
Columbia Large Core Quantitative Fund
Class A: AQEAX	Class B: AQEBX	Class C: RDCEX
Class I: ALEIX	Class R: —	Class R4: RQEYX
Class R5: RSIPX	Class W: RDEWX	Class Z: CCRZX
RiverSource Managers Series, Inc.
Columbia Multi-Advisor Small Cap Value Fund
Class A: ASVAX	Class B: ASVBX	Class C: APVCX
Class I: —	Class R: RSVTX	Class R3: RSVRX
Class R4: RSGLX	Class R5: RSCVX	Class Z: CMAZX
RiverSource Partners Fundamental Value Fund
Class A: AFVAX	Class B: AFVBX	Class C: AFVCX
Class I: AFVIX	Class R4: —
RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Aggressive Fund
Class A: AXBAX	Class B: AXPBX	Class C: RBGCX
Class R: CPARX	Class R4: —	Class Z: CPAZX
Columbia Portfolio Builder Conservative Fund
Class A: ABDAX	Class B: ABBDX	Class C: RPCCX
Class R: CBURX	Class R4: —	Class Z: CBVZX
Columbia Portfolio Builder Moderate Aggressive Fund
Class A: AXMAX	Class B: ABMBX	Class C: AGECX
Class R: CBARX	Class R4: —	Class Z: CBAZX
Columbia Portfolio Builder Moderate Conservative Fund
Class A: AUCAX	Class B: AMDBX	Class C: RBMCX
Class R: CPMRX	Class R4: —	Class Z: CPMZX
Columbia Portfolio Builder Moderate Fund
Class A: ABUAX	Class B: AURBX	Class C: AMTCX
Class R: CBMRX	Class R4: —	Class Z: CBMZX
Columbia Portfolio Builder Total Equity Fund
Class A: AXTAX	Class B: AXTBX	Class C: RBTCX
Class R4: —
RiverSource S&P 500 Index Fund
Class A: ADIDX	Class Z: ADIEX
RiverSource Small Company Index Fund
Class A: ISIAX	Class B: ISIBX	Class R4: ISCYX
RiverSource Money Market Series, Inc.
Columbia Money Market Fund
Class A: IDSXX	Class B: ACBXX	Class C: RCCXX
Class I: RCIXX	Class R: RVRXX	Class R5: —
Class W: RCWXX	Class Z: IDYXX
RiverSource Sector Series, Inc.
Columbia Dividend Opportunity Fund
Class A: INUTX	Class B: IUTBX	Class C: ACUIX
Class I: RSOIX	Class R: RSOOX	Class R4: RSORX
Class R5: RSDFX	Class W: —	Class Z: CDOZX
RiverSource Real Estate Fund
Class A: ARLAX	Class B: AESBX	Class C: RRECX
Class I: AESIX	Class R4: —	Class W: RREWX
RiverSource Selected Series, Inc.
RiverSource Precious Metals and Mining Fund
Class A: INPMX	Class B: INPBX	Class C: RPMCX
Class I: —	Class R4: AEVYX
RiverSource Series Trust
Columbia 120/20 Contrarian Equity Fund
Class A: RCEAX	Class B: RZZBX	Class C: RECCX
Class I: —	Class Z: CCEZX
Columbia Recovery and Infrastructure Fund
Class A: RRIAX	Class B: RRIBX	Class C: RRICX
Class I: RRIIX	Class R: RRIRX	Class R4: RRIYX
Class R5: RRIZX	Class Z: CRIZX
Columbia Retirement Plus 2010 Fund
Class A: —	Class C: CRTCX	Class R: —
Class Z: RSSPX
Columbia Retirement Plus 2015 Fund
Class A: —	Class C: CRPCX	Class R: —
Class Z: RSFNX
Columbia Retirement Plus 2020 Fund
Class A: —	Class C: CRUCX	Class R: —
Class Z: RSNFX
Columbia Retirement Plus 2025 Fund
Class A: —	Class C: CRLCX	Class R: —
Class Z: RSMEX
Columbia Retirement Plus 2030 Fund
Class A: —	Class C: CRRCX	Class R: —
Class Z: RPTYX
Columbia Retirement Plus 2035 Fund
Class A: —	Class C: CRPZX	Class R: —
Class Z: RPOYX
Columbia Retirement Plus 2040 Fund
Class A: —	Class C: CRWCX	Class R: —
Class Z: RPFYX
Columbia Retirement Plus 2045 Fund
Class A: —	Class C: CRFCX	Class R: —
Class R4: RSNNX	Class Z: RRPYX
RiverSource Special Tax-Exempt Series Trust
Columbia Minnesota Tax-Exempt Fund
Class A: IMNTX	Class B: IDSMX	Class C: RMTCX
Class Z: CMNZX
RiverSource New York Tax-Exempt Fund
Class A: INYKX	Class B: —	Class C: RNTCX
RiverSource Strategic Allocation Series, Inc.
Columbia Strategic Allocation Fund
Class A: IMRFX	Class B: IMRBX	Class C: RSSCX
Class I: —	Class R: —	Class R4: IDRYX
Class Z: CSAZX
RiverSource Strategic Income Allocation Fund
Class A: RSGAX	Class B: RIABX	Class C: RAICX
Class R: RSDOX	Class R4: RSTRX	Class R5: RSFRX

Statement of Additional Information – Nov. 29, 2010

RiverSource Strategy Series, Inc.
Columbia Equity Value Fund
Class A: IEVAX	Class B: INEGX	Class C: REVCX
Class I: —	Class R: REVRX	Class R3: RSEVX
Class R4: AEVYX	Class R5: RSEYX	Class W: —
Class Z: CEVZX
RiverSource Tax-Exempt Income Series, Inc.
RiverSource Tax-Exempt High Income Fund
Class A: INHYX	Class B: IHYBX	Class C: AHECX
RiverSource Tax-Exempt Series, Inc.
Columbia AMT-Free Tax-Exempt Bond Fund
Class A: INTAX	Class B: ITEBX	Class C: RTCEX
Class Z: CATZX
RiverSource Intermediate Tax-Exempt Fund
Class A: INFAX	Class B: INFBX	Class C: RTICX
Seligman Capital Fund, Inc.
Class A: SCFIX	Class B: SLCBX	Class C: SCLCX
Class I: —	Class R: SCFRX	Class R5: SCLIX
Seligman Global Fund Series, Inc.
Columbia Seligman Global Technology Fund
Class A: SHGTX	Class B: SHTBX	Class C: SHTCX
Class I: —	Class R: SGTRX	Class R4: SGTSX
Class R5: SGTTX	Class Z: CSGZX
Seligman Growth Fund, Inc.
Class A: SGRFX	Class B: SGBTX	Class C: SGRCX
Class I: —	Class R: SGRFX	Class R4: SGRSX
Class R5: SGFIX
Seligman LaSalle Real Estate Fund Series, Inc.
RiverSource LaSalle Global Real Estate Fund
Class A: SLDAX	Class C: SLDCX	Class I: —
Class R: SLDRX	Class R4: SLDTX	Class R5: SLDIX
RiverSource LaSalle Monthly Dividend Real Estate Fund
Class A: SREAX	Class B: SREBX	Class C: SRECX
Class I: —	Class R: SRERX	Class R4: SLRCX
Class R5: SREIX
Seligman Municipal Fund Series, Inc.
Seligman Minnesota Municipal Class
Class A: SMNNX	Class C: SMNCX
Seligman National Municipal Class
Class A: SNXEX	Class C: SNACX
Seligman New York Municipal Class
Class A: SNYTX	Class C: SNYCX
Seligman Municipal Series Trust
Seligman California Municipal High Yield Series
Class A: SCHYX	Class C: SCHCX
Seligman California Municipal Quality Series
Class A: SCTQX	Class C: SCQCX
Seligman TargetHorizon ETF Portfolios, Inc.
Seligman TargETFund 2015*
Class A: STJAX	Class B: —	Class C: STJCX
Class R: STJRX	Class R5: STJIX
Seligman TargETFund 2025*
Class A: STKAX	Class B: —	Class C: STKCX
Class R: STKRX	Class R5: STKIX
Seligman TargETFund 2035*
Class A: STZAX	Class B: —	Class C: STZCX
Class R: STZRX	Class R5: STZIX
Seligman TargETFund 2045*
Class A: STQAX	Class B: —	Class C: STQCX
Class R: STQRX	Class R5: STQIX
Seligman TargETFund Core*
Class A: SHVAX	Class B: —	Class C: SHVCX
Class R: SHVRX	Class R5: SHVIX
Seligman Value Fund Series, Inc.
Columbia Select Large-Cap Value Fund
Class A: SLVAX	Class B: SLVBX	Class C: SLVCX
Class I: —	Class R: SLVRX	Class R4: SLVTX
Class R5: SLVIX	Class W: CSVWX	Class Z: CSVZX
Columbia Select Smaller-Cap Value Fund
Class A: SSCVX	Class B: SSCBX	Class C: SVMCX
Class I: —	Class R: SSVRX	Class R4: SSLRX
Class R5: SSVIX	Class Z: CSSZX

*	Effective May 28, 2010 the funds are no longer open to new investors. All outstanding shares of each fund are anticipated to be redeemed on or about Nov. 30, 2010.

This is the Statement of Additional Information (“SAI”) for each of the funds listed on the previous pages. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund’s financial statements for its most recent fiscal period are contained in the fund’s annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm’s Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia, RiverSource, Seligman and Threadneedle branded funds (collectively, the “Fund Family”), at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, call 800.345.6611 or visit columbiamanagement.com.

Each fund is governed by a Board of Directors/Trustees (the “Board”) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds’ investment manager, Columbia Management Investment Advisers, LLC (the “investment manager” or “Columbia Management”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following pages.

Statement of Additional Information – Nov. 29, 2010

Fundamental and Nonfundamental Investment Policies	p. 5
Investment Strategies and Types of Investments	p. 13
Information Regarding Risks and Investment Strategies	p. 15
Securities Transactions	p. 43
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager	p. 57
Valuing Fund Shares	p. 62
Portfolio Holdings Disclosure	p. 74
Proxy Voting	p. 77
Investing in a Fund	p. 79
Selling Shares	p. 86
Pay-out Plans	p. 87
Capital Loss Carryover	p. 88
Taxes	p. 91
Service Providers	p. 97
Investment Management Services	p. 97
Administrative Services	p. 145
Transfer Agency Services	p. 150
Plan Administration Services	p. 150
Distribution Services	p. 150
Plan and Agreement of Distribution	p. 154
Payments to Financial Intermediaries	p. 159
Custodian Services	p. 161
Board Services Corporation	p. 162
Organizational Information	p. 162
Board Members and Officers	p. 169
Control Persons and Principal Holders of Securities	p. 187
Information Regarding Pending and Settled Legal Proceedings	p. 211
Independent Registered Public Accounting Firm	p. 212
Appendix A: Description of Ratings	p. A-1
Appendix B: State Risk Factors	p. B-1
Appendix C: Additional Information about the S&P 500 Index	p. C-1
Appendix D: Class A — Calculation of the Sales Charge	p. D-1
Appendix E: Legacy Columbia Funds	p. E-1
Appendix F: Legacy RiverSource Funds	p. F-1

Statement of Additional Information – Nov. 29, 2010	Page 1

List of Tables

1.	Fund Fiscal Year Ends, Prospectus Date and Investment Categories	p. 3
2.	Fundamental Policies	p. 5
3.	Investment Strategies and Types of Investments	p. 13
4.	Total Brokerage Commissions	p. 45
5.	Brokerage Directed for Research, and Turnover Rates	p. 48
6.	Securities of Regular Brokers or Dealers	p. 51
7.	Brokerage Commissions Paid to Investment Manager or Affiliates	p. 57
8.	Valuing Fund Shares	p. 62
9.	Class A — Initial Sales Charge	p. 79
10.	Public Offering Price	p. 80
11.	Capital Loss Carryover	p. 88
12.	Corporate Deduction and Qualified Dividend Income	p. 93
13.	Investment Management Services Agreement Fee Schedule	p. 97
14.	PIA Indexes	p. 106
15A.	Performance Incentive Adjustment Calculation	p. 107
15B.	Performance Incentive Adjustment Calculation	p. 108
16.	Management Fees and Nonadvisory Expenses	p. 109
17.	Subadvisers and Subadvisory Agreement Fee Schedules	p. 113
18.	Subadvisory Fees	p. 115
19.	Portfolio Managers	p. 116
20.	Administrative Services Agreement Fee Schedule	p. 145
21.	Administrative Fees	p. 147
22.	Sales Charges Paid to Distributor	p. 150
23.	12b-1 Fees	p. 155
24.	Unreimbursed Distribution Expenses	p. 158
25.	Fund History Table	p. 163
26.	Board Members	p. 169
27.	Fund Officers	p. 171
28.	Committee Meetings	p. 174
29.	Board Member Holdings	p. 175
30.	Board Member Compensation — All Funds	p. 180
31.	Board Member Compensation — Individual Funds	p. 181
32.	Control Persons and Principal Holders of Securities	p. 187

Statement of Additional Information – Nov. 29, 2010	Page 2

Table 1. Fund Fiscal Year Ends, Prospectus Date and Investment Categories

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia 120/20 Contrarian Equity	April 30	June 29, 2010	Equity
Columbia Absolute Return Currency and Income	October 31	Dec. 30, 2009	Taxable fixed income*
Columbia AMT-Free Tax-Exempt Bond	November 30	Jan. 29, 2010	Tax-exempt fixed income
Columbia Asia Pacific ex-Japan	October 31	Dec. 30, 2009	Equity
Columbia Diversified Bond	August 31	Oct. 29, 2010	Taxable fixed income
Columbia Diversified Equity Income	September 30	Nov. 29, 2010	Equity
Columbia Dividend Opportunity	June 30	Aug. 27, 2010	Equity
Columbia Emerging Markets Bond	October 31	Dec. 30, 2009	Taxable fixed income
Columbia Emerging Markets Opportunity	October 31	Dec. 30, 2009	Equity
Columbia Equity Value	March 31	May 28, 2010	Equity
Columbia European Equity	October 31	Dec. 30, 2009	Equity
Columbia Floating Rate	July 31	Sept. 27, 2010	Taxable fixed income
Columbia Frontier	October 31	Dec. 30, 2009	Equity
Columbia Global Bond	October 31	Dec. 30, 2009	Taxable fixed income
Columbia Global Equity	October 31	Dec. 30, 2009	Equity
Columbia Global Extended Alpha Fund	October 31	Dec. 30, 2009	Equity
Columbia Government Money Market	December 31	March 1, 2010	Taxable Money Market
Columbia High Yield Bond	May 31	July 30, 2010	Taxable fixed income
Columbia Income Builder Fund	January 31**	April 1, 2010	Fund-of-funds – fixed income
Columbia Income Builder Fund II	January 31**	April 1, 2010	Fund-of-funds – fixed income
Columbia Income Builder Fund III	January 31**	April 1, 2010	Fund-of-funds – fixed income
Columbia Income Opportunities	July 31	Sept. 27, 2010	Taxable fixed income
Columbia Inflation Protected Securities	July 31	Sept. 27, 2010	Taxable fixed income
Columbia Large Core Quantitative Equity	July 31	Sept. 27, 2010	Equity
Columbia Large Growth Quantitative	September 30	Nov. 29, 2010	Equity
Columbia Large Value Quantitative	September 30	Nov. 29, 2010	Equity
Columbia Limited Duration Credit	July 31	Sept. 27, 2010	Taxable fixed income
Columbia Mid Cap Growth Opportunity	November 30	Jan. 22, 2010	Equity
Columbia Mid Cap Value Opportunity	September 30	Nov. 29, 2010	Equity
Columbia Minnesota Tax-Exempt	August 31	Oct. 29, 2010	State tax-exempt fixed income
Columbia Money Market	July 31	Sept. 27, 2010	Taxable money market
Columbia Multi-Advisor International Value	October 31	Dec. 30, 2009	Equity
Columbia Multi-Advisor Small Cap Value	May 31	July 30, 2010	Equity
Columbia Portfolio Builder Aggressive	January 31	April 1, 2010	Fund-of-funds – equity
Columbia Portfolio Builder Conservative	January 31	April 1, 2010	Fund-of-funds – fixed income
Columbia Portfolio Builder Moderate	January 31	April 1, 2010	Fund-of-funds – equity
Columbia Portfolio Builder Moderate Aggressive	January 31	April 1, 2010	Fund-of-funds – equity
Columbia Portfolio Builder Moderate Conservative	January 31	April 1, 2010	Fund-of-funds – fixed income
Columbia Portfolio Builder Total Equity	January 31	April 1, 2010	Fund-of-funds – equity
Columbia Recovery and Infrastructure	April 30	June 29, 2010	Equity
Columbia Retirement Plus 2010	April 30	June 29, 2010	Fund-of-funds – equity
Columbia Retirement Plus 2015	April 30	June 29, 2010	Fund-of-funds – equity
Columbia Retirement Plus 2020	April 30	June 29, 2010	Fund-of-funds – equity
Columbia Retirement Plus 2025	April 30	June 29, 2010	Fund-of-funds – equity
Columbia Retirement Plus 2030	April 30	June 29, 2010	Fund-of-funds – equity
Columbia Retirement Plus 2035	April 30	June 29, 2010	Fund-of-funds – equity
Columbia Retirement Plus 2040	April 30	June 29, 2010	Fund-of-funds – equity
Columbia Retirement Plus 2045	April 30	June 29, 2010	Fund-of-funds – equity
Columbia Select Large-Cap Value	December 31	March 1, 2010	Equity
Columbia Select Smaller-Cap Value	December 31	March 1, 2010	Equity
Columbia Seligman Communications and Information	December 31	March 1, 2010	Equity
Columbia Seligman Global Technology	October 31	Dec. 30, 2009	Equity

Statement of Additional Information – Nov. 29, 2010	Page 3

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia Strategic Allocation	September 30	Nov. 29, 2010	Balanced
Columbia U.S. Government Mortgage	May 31	July 30, 2010	Taxable fixed income
RiverSource Balanced	September 30	Nov. 29, 2010	Balanced
RiverSource California Tax-Exempt	August 31	Oct. 29, 2010	State tax-exempt fixed income
RiverSource Disciplined International Equity	October 31	Dec. 30, 2008	Equity
RiverSource Disciplined Small and Mid Cap Equity	July 31	Sept. 27, 2010	Equity
RiverSource Disciplined Small Cap Value	July 31	Sept. 27, 2010	Equity
RiverSource Intermediate Tax-Exempt	November 30	Jan. 29, 2010	Tax-exempt fixed income
RiverSource LaSalle Global Real Estate	December 31	March 1, 2010	Equity
RiverSource LaSalle Monthly Dividend Real Estate	December 31	March 1, 2010	Equity
RiverSource New York Tax-Exempt	August 31	Oct. 29, 2010	State tax-exempt fixed income
RiverSource Partners Fundamental Value	May 31	July 30, 2010	Equity
RiverSource Partners International Select Growth	October 31	Dec. 30, 2009	Equity
RiverSource Partners International Small Cap	October 31	Dec. 30, 2009	Equity
RiverSource Precious Metals and Mining	March 31	May 28, 2010	Equity
RiverSource Real Estate	June 30	Aug. 27, 2010	Equity
RiverSource S&P 500 Index	January 31	April 1, 2010	Equity
RiverSource Short Duration U.S. Government	May 31	July 30, 2010	Taxable fixed income
RiverSource Small Company Index	January 31	April 1, 2010	Equity
RiverSource Strategic Income Allocation	September 30	Nov. 29, 2010	Taxable fixed income*
RiverSource Tax-Exempt High Income	November 30	Jan. 29, 2010	Tax-exempt fixed income
Seligman California Municipal High-Yield	September 30	Nov. 29, 2010	State tax-exempt fixed income
Seligman California Municipal Quality	September 30	Nov. 29, 2010	State tax-exempt fixed income
Seligman Capital	December 31	March 1, 2010	Equity
Seligman Growth	December 31	March 1, 2010	Equity
Seligman Minnesota Municipal	September 30	Nov. 29, 2010	State tax-exempt fixed income
Seligman National Municipal	September 30	Nov. 29, 2010	Tax-exempt fixed income
Seligman New York Municipal	September 30	Nov. 29, 2010	State tax-exempt fixed income
Seligman TargETFund 2015	September 30	Nov. 29, 2010	Fund-of-funds – equity
Seligman TargETFund 2025	September 30	Nov. 29, 2010	Fund-of-funds – equity
Seligman TargETFund 2035	September 30	Nov. 29, 2010	Fund-of-funds – equity
Seligman TargETFund 2045	September 30	Nov. 29, 2010	Fund-of-funds – equity
Seligman TargETFund Core	September 30	Nov. 29, 2010	Fund-of-funds – equity
Threadneedle Global Equity Income Fund	October 31	Dec. 30, 2009	Equity
Threadneedle International Opportunity	October 31	Dec. 30, 2009	Equity

*	The taxable fixed income fund investment category includes Columbia Absolute Return Currency and Income Fund, which is an alternative investment strategy. Although RiverSource Strategic Income Allocation Fund is a taxable fixed income fund, it may invest up to 10% of its portfolio in equity securities.
**	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 to Jan. 31, 2008. For years prior to 2008, the fiscal period ended May 31.

Statement of Additional Information – Nov. 29, 2010	Page 4

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund’s other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. Please see “Investment Strategies and Types of Investments” for more information regarding your fund’s investment strategies. The specific policy is stated in the paragraphs that follow the table.

Table 2. Fundamental Policies

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%		G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Columbia 120/20 Contrarian Equity	A1	B4	C1	D1	E8	—		G1	H1	I1	J1	—
Columbia Absolute Return Currency and Income	A1	B1	—	—	E7	—		G1	H1	I1	J1	—
Columbia AMT-Free Tax-Exempt Bond	A1	B1	C1	D1	—	F3	(a)	G1	H1	I1	J1	—
Columbia Asia Pacific ex-Japan	A1	B2	C2	C2	E1	—		G1	H1	I1	J1	—
Columbia Diversified Bond	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Diversified Equity Income	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Dividend Opportunity	A1	B1	C1	D1	—	—		G1	H1	I1	J1	—
Columbia Emerging Markets Bond	A1	B3	—	—	E5	—		G1	H1	I1	J1	—
Columbia Emerging Markets Opportunity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Equity Value	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia European Equity	A1	B1	—	—	E1	—		G1	H1	I1	J1	—
Columbia Floating Rate	A1	B3	C1	D1	E6	—		G1	H1	I1	J1	—
Columbia Global Bond	A1	B1	C1	—	E1	—		G1	H1	I1	J1	—
Columbia Global Equity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Global Extended Alpha	A1	B2	C2	C2	E1	—		G1	H1	I1	J1	—
Columbia Government Money Market	A6	—	C4	C4	E11	—		G3	H5	J3	J3	G3
Columbia High Yield Bond	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Income Builder Fund*	A1	B3	C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Income Builder Fund II*	A1	B3	C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Income Builder Fund III*	A1	B3	C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Income Opportunities	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Inflation Protected Securities	A1	B1	—	—	E1	—		G1	H1	I1	J1	—
Columbia Large Core Quantitative	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Large Growth Quantitative	A1	B2	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Large Value Quantitative	A1	B2	C2	C2	E1	—		G1	H1	I1	J1	—
Columbia Limited Duration Credit	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Mid Cap Growth Opportunity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Mid Cap Value Opportunity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Minnesota Tax-Exempt	A1	B1	—	—	—	F1		G1	H1	I1	J1	—
Columbia Money Market	A2	A2	C1	D1	—	—		G1	H1	I1	J1	K1

Statement of Additional Information – Nov. 29, 2010	Page 5

Fund	A Buy or sell real estate	B Buy or sell commodities		C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%		G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Columbia Multi-Advisor International Value	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Multi-Advisor Small Cap Value	A1	B2		—	—	E1	—		G1	H1	I1	J1	—
Columbia Portfolio Builder Aggressive*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Portfolio Builder Conservative*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate Aggressive*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate Conservative*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Portfolio Builder Total Equity*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Recovery and Infrastructure	A1	B3		—	—	E1	—		G1	H1	I1	J1	—
Columbia Retirement Plus 2010*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Retirement Plus 2015*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Retirement Plus 2020*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Retirement Plus 2025*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Retirement Plus 2030*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Retirement Plus 2035*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Retirement Plus 2040*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Retirement Plus 2045*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Select Large-Cap Value	A3	B6		C3	C3	E10	—		G2	H4	J2	J2	K3
Columbia Select Smaller-Cap Value	A3	B6		C3	C3	E10	—		G2	H4	J2	J2	K3
Columbia Seligman Communications and Information	A3	B6		C3	C3	E13	—		G2	H4	J2	J2	K3
Columbia Seligman Global Technology	A3	B6		C3	C3	E10	—		G2	H4	J2	J2	K3
Columbia Strategic Allocation	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—
Columbia U.S. Government Mortgage	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Balanced	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource California Tax-Exempt	A1	B1		—	—	—	F1		G1	H1	I1	J1	—
RiverSource Disciplined International Equity	A1	B3		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Disciplined Small and Mid Cap Equity	A1	B3		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Disciplined Small Cap Value	A1	B3		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Intermediate Tax-Exempt	A1	B1		C1	D1	—	F3	(b)	G1	H1	I1	J1	—
RiverSource LaSalle Global Real Estate	A7	B6		—	—	E12	—		G2	H4	J2	J2	K3
RiverSource LaSalle Monthly Dividend Real Estate	A7	B6		—	—	E12	—		G2	H4	J2	J2	K3
RiverSource New York Tax-Exempt	A1	B1		—	—	—	F1		G1	H1	I1	J1	—
RiverSource Partners Fundamental Value	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Partners International	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—
Select Growth
RiverSource Partners International Small Cap	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Precious Metals and Mining	A1	B1	(c)	—	—	E3	—		G1	H1	I1	J1	—
RiverSource Real Estate	A1	B1		—	—	—	—		G1	H1	I1	J1	—
RiverSource S&P 500 Index	A1	B1		—	—	E4	—		G1	H1	I1	J1	—
RiverSource Short Duration U.S. Government	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Small Company Index	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Strategic Income Allocation	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Tax-Exempt High Income	A1	B1		C1	D1	—	F2		G1	H1	I1	J1	—

Statement of Additional Information – Nov. 29, 2010	Page 6

Fund	A Buy or sell real estate	B Buy or sell commodities		C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Seligman California Municipal High-Yield	A3	B5	(d)	D2	D2	E9	F4	G1	H2	I2	—	K2	(e)
Seligman California Municipal Quality	A3	B5	(d)	D2	D2	E9	F4	G1	H2	I2	—	K2	(e)
Seligman Capital	A3	B6		C3	C3	E10	—	G2	H4	J2	J2	K3
Seligman Frontier	A3	B6		C3	C3	E10	—	G2	H4	J2	J2	K3
Seligman Growth	A3	B6		C3	C3	E10	—	G2	H4	J2	J2	K3
Seligman Minnesota Municipal	A4	B5		D2	D2	E9	F4	G1	H3	I2	—	K2
Seligman National Municipal	A4	B5		D2	D2	E9	F4	G1	H3	I2	—	K2
Seligman New York Municipal	A4	B5		D2	D2	E9	F4	G1	H3	I2	—	K2
Seligman TargETFund 2015*	A5	B6		C3	C3	E10	—	G2	H4	J2	J2	K3
Seligman TargETFund 2025*	A5	B6		C3	C3	E10	—	G2	H4	J2	J2	K3
Seligman TargETFund 2035*	A5	B6		C3	C3	E10	—	G2	H4	J2	J2	K3
Seligman TargETFund 2045*	A5	B6		C3	C3	E10	—	G2	H4	J2	J2	K3
Seligman TargETFund Core*	A5	B6		C3	C3	E10	—	G2	H4	J2	J2	K3
Threadneedle Global Equity Income	A1	B2		C2	C2	E1	—	G1	H1	I1	J1	—
Threadneedle International Opportunity	A1	B1		C1	D1	E1	—	G1	H1	I1	J1	—

*	The fund-of-funds invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund-of-funds. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund’s investment restrictions.
(a)	The fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.
(b)	For purposes of this policy, the fund will not include any investments subject to the alternative minimum tax.
(c)	Additionally, the fund may purchase gold, silver, or other precious metals, strategic metals or other metals occurring naturally with such metals.
(d)	The policy includes futures contracts.
(e)	A fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities.

A. Buy or sell real estate

A1 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

A2 –	The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

A3 –	The fund will not purchase or hold any real estate, except that a fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

A4 –	The fund will not purchase or hold any real estate, including limited partnership interests on real property, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

A5 –	The fund will not purchase or hold any real estate, except a fund may invest (through investments in Underlying exchange-traded funds) in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein.

A6 –	The fund will not buy or hold any real estate or securities of corporations or trusts whose principal business is investing in interests in real estate.

A7 –	The fund will not purchase or hold any real estate, except that the fund may (a)invest in (i) securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or (ii) securities of issuers that deal in real estate or are engaged in the real estate business, including but not limited to real estate investment trusts (and, in the case of RiverSource LaSalle Global Real Estate, RiverSource Global Real Estate Companies, as defined in the fund’s prospectus), and (b)hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of a fund’s ownership of such securities.

Statement of Additional Information – Nov. 29, 2010	Page 7

B. Buy or sell physical commodities

B1 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B2 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B3 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B4 –	The fund will not buy or sell commodities, except that the fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts.

B5 –	The fund will not purchase or sell commodities or commodity contracts.

B6 –	The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

C. Buy more than 10% of an issuer

C1 –	The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

C2 –	The fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a)up to 25% of its total assets may be invested without regard to these limitations; and (b)a fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

C3 –	The fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

C4 –	The fund will not invest more than 5% of its gross assets (taken at market) in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, or buy more than 10% of the voting securities of any one issuer, other than U.S. Government agencies or instrumentalities.

D. Invest more than 5% in an issuer

D1 –	The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund’s total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

D2 –	The fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

E. Concentrate

E1 –	The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

E2 –

The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any

Statement of Additional Information – Nov. 29, 2010	Page 8

one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

E3 –	The fund will not invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.

E4 –	The fund will not concentrate in any one industry unless that industry represents more than 25% of the index tracked by the fund. For all other industries, in accordance with the current interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

E5 –	While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

E6 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

E7 –	The fund will not concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

E8 –	The fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

E9 –	The fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

E10 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (which, for Seligman TargETFunds, may include mortgage related securities).

E11 –	The fund will not invest more than 25% of the market value of its total assets in securities of issuers in any one industry, provided that the fund reserves the right to concentrate investments in money market instruments issued by the U.S. Government or its agencies or instrumentalities or banks or bank holding companies.

E12 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of issuers principally engaged in the real estate industry (in which the fund intends to concentrate) and may invest without limit in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

E13 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

For purposes of applying the limitation set forth in the concentration policy, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.

Statement of Additional Information – Nov. 29, 2010	Page 9

F. Invest less than 80%

F1 –	The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

F2 –	The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax.

F3 –	The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.

F4 –	The fund will not, under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from regular federal income tax and (except for Seligman National Municipal) regular, personal income tax of its designated state, and temporary investments in taxable securities will be limited to 20% of the value of the fund’s net assets.

G. Act as an underwriter

G1 –	The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

G2 –	The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 (the 1933 Act) in disposing of a portfolio security or in connection with investments in other investment companies.

G3 –	The fund will not underwrite the securities of other issuers; make “short” sales of securities, or purchase securities on “margin”; write or purchase put or call options.

H. Lending

H1 –

The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund’s total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

H2 –	The fund will not make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

H3 –	The fund will not make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. The fund does not have a present intention of entering into repurchase agreements.

H4 –	The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

H5 –	The fund will not make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, may be considered loans.

I. Borrowing

I1 –	The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

I2 –	The fund will not borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The fund will not purchase additional portfolio securities if the fund has outstanding borrowings in excess of 5% of the value of its total assets.

J. Issue senior securities

J1 –	The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Statement of Additional Information – Nov. 29, 2010	Page 10

J2 –	The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

J3 –	The fund will not issue senior securities or borrow money, except from banks for temporary purposes in an amount not exceeding 5% of the value of its total assets.

K. Buy on margin/sell short

K1 –	The fund will not buy on margin or sell short or deal in options to buy or sell securities.

K2 –	The fund will not write or purchase put, call, straddle or spread options; purchase securities on margin or sell “short”; or underwrite the securities of other issuers.

K3 –	The fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

In addition to the policies described above and any fundamental policy described in the prospectus:

For Columbia Money Market, the fund will not:

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

For Columbia Government Money Market, the fund will not:

•	Mortgage or pledge any of its assets, except to the extent, up to a maximum of 5% of its total assets, necessary to secure permissible borrowings.

•

Buy securities of any company which, with their predecessors, have been in operation less than three continuous years, provided however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded.

•	Invest in securities with contractual or other restrictions on resale, except in connection with repurchase agreements.

•

Deal with its directors and officers, or firms they are associated with, in the purchase or sale of securities except as broker, or purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund or of the fund’s investment manager individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities.

•

Invest in the securities of companies for purposes of exercising control or management of such companies or in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the fund’s obligations under its deferred compensation plan for directors.

For RiverSource LaSalle Global Real Estate and RiverSource LaSalle Monthly Dividend Real Estate, the fund will not:

•

Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Seligman Global Technology, the directors and officers of the fund’s investment manager or subadviser, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

For Seligman California Municipal High Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal, Seligman National Municipal and Seligman New York Municipal, the fund will not:

•

Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or for the purpose of hedging a fund’s obligations under its deferred compensation plan for directors/trustees.

•

Purchase or hold the securities of any issuer, if to its knowledge, directors/trustees or officers of a fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities.

•	Mortgage or pledge any of its assets, except to secure permitted borrowings noted above.

For Seligman Capital and Seligman Growth, the fund will not:

•	Deal with its directors or officers, or firms they are associated with, in the purchase or sale of securities of other issuers, except as broker.

Statement of Additional Information – Nov. 29, 2010	Page 11

For Seligman Capital, Columbia Seligman Communications and Information, Columbia Frontier, Columbia Seligman Global Technology, Columbia Select Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, the fund will not:

•

Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Seligman Global Technology, the directors and officers of the fund’s investment manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

•	Enter into repurchase agreements of more than one week’s duration if more than 10% of the fund’s net assets would be so invested.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies are in addition to those described in the prospectus.

For funds other than money market funds:

•	No more than 15% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For money market funds:

•	No more than 5% of the fund’s net assets will be held in securities and other instruments that are illiquid.

Additionally, regarding limiting investments in foreign securities:

For Columbia 120/20 Contrarian Equity, Columbia Diversified Bond, Columbia Diversified Equity Income, Columbia Dividend Opportunity, Columbia Equity Value, Columbia Floating Rate, Columbia High Yield Bond, Columbia Income Opportunities, Columbia Inflation Protected Securities, Columbia Large Core Quantitative, Columbia Large Growth Quantitative, Columbia Large Value Quantitative, Columbia Mid Cap Growth Opportunity, Columbia Mid Cap Value Opportunity, Columbia Multi-Advisor Small Cap Value, Columbia Recovery and Infrastructure, Seligman Capital, Columbia Select Large-Cap Value, Columbia Select Smaller-Cap Value, Columbia Seligman Communications and Information, Columbia Frontier, RiverSource Balanced, RiverSource Disciplined Small and Mid Cap Equity, RiverSource Disciplined Small Cap Value, RiverSource LaSalle Monthly Dividend Real Estate, Columbia Limited Duration Credit, RiverSource Partners Fundamental Value, RiverSource Real Estate and Seligman Growth:

•	Up to 25% of the fund’s net assets may be invested in foreign investments.

For RiverSource Precious Metals and Mining:

•	Under normal market conditions, the fund intends to invest at least 50% of its total assets in foreign investments.

For RiverSource Short Duration U.S. Government and Columbia U.S. Government Mortgage:

•	Up to 20% of the fund’s net assets may be invested in foreign investments.

For Columbia Strategic Allocation:

•	The fund may invest its total assets, up to 50%, in foreign investments.

Statement of Additional Information – Nov. 29, 2010	Page 12

Investment Strategies and Types of Investments

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the “investment manager”) may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund’s ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager’s sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

Investment strategies and types of investments: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

Table 3. Investment Strategies and Types of Investments

Investment strategy	Balanced	Equity		Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income		Taxable Money Market		Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Agency and government securities	•	•		•	•		•		•	•
Borrowing	•	•		•	•		•		•	•
Cash/money market instruments	•	•		•	•		•		•	•
Collateralized bond obligations	•	•	A	•	•		—		•	•
Commercial paper	•	•		•	•		•		•	•
Common stock	•	•		•	•	B	—		—	—
Convertible securities	•	•		•	•	C	—		•	•
Corporate bonds	•	•		•	•			D	•	•
Debt obligations	•	•		•	•		•		•	•
Depositary receipts	•	•		•	•		—		—	—
Derivative instruments (including options and futures)	•	•		•	•		—		•	•
Exchange-traded funds	•	•		•	•		—		•	•
Floating rate loans	•	—		•	•		—		—	—
Foreign currency transactions	•	•		•	•		—		•	—
Foreign securities	•	•		•	•		•		•	•
Funding agreements	•	•		•	•		•		•	•
High yield debt securities (junk bonds)	•	•		•	•		—		•	•	J
Illiquid and restricted securities	•	•		•	•		•		•	•
Indexed securities	•	•		•	•		—		•	•
Inflation protected securities	•	•		•	•		—		•	•
Initial Public Offerings (IPOs)	•	•		•	•		•		•	•
Inverse floaters	•		E	•	•		—		•	•
Investment companies	•	•		•	•		•		•	•
Lending of portfolio securities	•	•		•	•		•		•	•
Loan participations	•	•		•	•		—		•	•
Mortgage- and asset-backed securities	•	•	F	•	•		•		•	•
Mortgage dollar rolls	•		G	•	•		—		•	•

Statement of Additional Information – Nov. 29, 2010	Page 13

Investment strategy	Balanced		Equity		Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income		Taxable Money Market	Tax-Exempt Fixed Income		State Tax-Exempt Fixed Income
Municipal obligations	•		•		•	•		•	•		•
Pay-in-kind securities	•		•		•	•		—	•		•
Preferred stock	•		•		•	•	H	—	•	H	—
Real estate investment trusts	•		•		•	•		—	•		•
Repurchase agreements	•		•		•	•		•	•		•
Reverse repurchase agreements	•		•		•	•		•	•		•
Short sales		I		I	•		I	—		I		I
Sovereign debt	•		•		•	•		•	•		•
Structured investments	•		•		•	•		—	•		•
Swap agreements	•		•		•	•		—	•		•
Variable- or floating-rate securities	•		•		•	•		•	•		•
Warrants	•		•		•	•		—	•		—
When-issued securities and forward commitments	•		•		•	•		—	•		•
Zero-coupon and step-coupon securities	•		•		•	•		•	•		•

A.	The following funds are not authorized to invest in collateralized bond obligations: RiverSource Partners International Select Growth, Columbia Multi-Advisor International Value, RiverSource Partners International Small Cap, and Columbia Multi-Advisor Small Cap Value.
B.	The following funds are not authorized to invest in common stock: RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.
C.	The following funds are not authorized to invest in convertible securities: RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.
D.	While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.
E.	The following fund is authorized to invest in inverse floaters: RiverSource Real Estate.
F.	The following funds are not authorized to invest in mortgage- and asset-backed securities: RiverSource S&P 500 Index and RiverSource Small Company Index.
G.	The following funds are authorized to invest in mortgage dollar rolls: RiverSource Real Estate.
H.	The following funds are not authorized to invest in preferred stock: RiverSource Tax-Exempt High Income, RiverSource Intermediate Tax-Exempt, Columbia AMT-Free Tax-Exempt Bond, RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.
I.	Except for Seligman California Municipal High-Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal and Seligman New York Municipal, which are prohibited from selling short, the funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.
J.	The following funds are not authorized to invest in high yield debt securities: Seligman California Municipal Quality, Seligman Minnesota, Seligman National and Seligman New York.

Statement of Additional Information – Nov. 29, 2010	Page 14

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund’s prospectus):

Active Management Risk. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund’s investment objectives. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

Affiliated Fund Risk. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds.

Allocation Risk. For funds-of-funds, the risk that the investment manager’s evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

Asian Pacific Region Risk. Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar, and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country. As a result, many of the risks detailed above under “Risks of Foreign Investing” may be more pronounced due to concentration of the Fund’s investments in the Asian Pacific Region.

Borrowing Risk. To the extent the fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the fund’s exposure if the fund did not borrow. The fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the fund’s concentration, the fund’s overall value may decline to a greater degree than if the fund held a less concentrated portfolio.

Statement of Additional Information – Nov. 29, 2010	Page 15

Confidential Information Access Risk. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the fund’s performance.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund’s investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager’s analysis of credit risk more heavily than usual.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within a fund. Derivative instruments in which the fund invests will typically increase the fund’s exposure to its principal risks (as described in the fund’s prospectus) to which it is otherwise exposed, and may expose the fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within a fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments, which are not traded on an exchange, including, but not limited to, forward contracts, swaps, and over-the-counter options may have liquidity risk.

Statement of Additional Information – Nov. 29, 2010	Page 16

Certain derivatives have the potential for unlimited losses regardless of the size of the initial investment.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index and may trade below its net asset value. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund’s expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Focused Portfolio Risk. The fund expects to invest in a limited number of companies. Accordingly, the fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the fund is subject to greater risk of loss if any of those securities declines in price.

Foreign Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Foreign/Emerging Markets Risk. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight and regulation of business and industry practices of stock exchanges, brokers and listed companies than in the U.S. (including lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies). In addition, with certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in

Statement of Additional Information – Nov. 29, 2010	Page 17

foreign courts. The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique risks. The most important is the exposure to the economic, political and social development of the member countries in the EU.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Geographic Concentration Risk. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic changes, adverse conditions to an industry significant to the area and other developments in the state in which it invests. This vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities and because the state-specific funds may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. These investments may cause the value of a fund’s shares to change more than the values of other funds’ shares that invest in more diversified investments. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The yields on the securities in which the fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

More information about state specific risks may be available from official state resources.

Highly Leveraged Transactions Risk. Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the fund’s investment manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Statement of Additional Information – Nov. 29, 2010	Page 18

Indexing Risk. For funds that are managed to an index, the fund’s performance will rise and fall, subject to any tracking error, as the performance of the index rises and falls.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

Infrastructure-Related Companies Risk. Investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

Issuer Risk. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Leverage Risk. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund’s short sales effectively leverage the fund’s assets. The use of leverage may make any change in the fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated

Statement of Additional Information – Nov. 29, 2010	Page 19

unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Municipal Securities Risk. The value of a municipal security may be affected by legislative or administrative actions as well as by the economics of the region where the issuer of the municipal security is located. For example, a significant restructuring of federal income tax rates could cause municipal security prices to fall. Lower income tax rates could reduce the advantage of owning municipal securities.

Non-Diversification Risk. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund’s performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Trading and Turnover Risks. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as “portfolio turnover.” The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund’s performance.

Prepayment and Extension Risk. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

Real Estate Industry Risk. Certain underlying funds concentrate their investments in securities of companies operating in the real estate industry, making the fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks

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similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Retirement Goal Risk. For Retirement Plus Funds, the investor may have different needs than the quantitative model anticipates.

Sector Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Selling Risk. The fund may make short sales, which involves selling a security the fund does not own in anticipation that the security’s price will decline. The fund must borrow those securities to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the fund. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the fund to realize a loss. Short positions introduce more risk to the fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the fund’s use of short sales in effect “leverages” the fund, as the fund intends to use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See Leverage Risk and Market Risk.

Small and Mid-Sized Company Risk. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

Tax Risk. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The fund currently intends to take positions in forward currency contracts with notional value up to the fund’s total net assets. Although foreign currency gains currently constitute “qualifying income” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying incomes” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund’s Board of Directors may authorize a significant change in investment strategy or fund liquidation.

Technology and Technology-Related Investment Risks. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Tracking Error Risk. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. The investment manager

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purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund’s performance is affected by factors such as the size of the fund’s portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

Underlying Fund Selection Risk. For funds-of-funds, the risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund’s investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

Agency and Government Securities

The U.S. government, its agencies and instrumentalities, and government-sponsored enterprises issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or instrumentalities or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation* (FHLMC), Federal National Mortgage Association* (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

*	On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed the FHLMC and FNMA into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.

Borrowing

If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

Cash/Money Market Instruments

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may

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use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource, Seligman and Threadneedle funds and other institutional clients of Columbia Management.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into “tiers.” Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since

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they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a

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result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward- based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security.

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Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for

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hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

Exchange-Traded Funds

Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The funds’ ability to redeem

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redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that Underlying ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Seligman TargETFunds) in excess of these limits. The Seligman TargETFunds’ ability to invest in ETFs will be severely constrained unless ETFs have received such an order from the SEC, and the ETF and the Seligman TargETFunds take appropriate steps to comply with the relevant terms and conditions of such orders.

The Seligman TargETFunds will invest in an ETF only if the SEC has issued an exemptive order to the ETF which permits investment companies, including the Seligman TargETFunds, to invest in ETFs beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the ETF before investing in them in excess of the 3% limitation in the 1940 Act. To the extent other ETFs obtain similar exemptive relief from the SEC, the Seligman TargETFunds may seek to qualify to invest in such other ETFs in excess of the 1940 Act limitations. Each Seligman TargETFund may invest greater than 25% of its assets in any one ETF, although no Seligman TargETFund intends to invest greater than 40% of its assets in any one ETF.

To the extent the 1940 Act limitations apply to an ETF, such limitations may prevent Seligman TargETFund from allocating its investments in the manner that the investment manager considers optimal, or cause the investment manager to select a similar index or sector-based mutual fund or other investment company (each, an “Other Investment Company”), or a basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) (“Stock Baskets”) providing similar exposure as an alternative. The Seligman TargETFunds may also invest in Other Investment Companies or Stock Baskets when the investment manager believes they represent more attractive opportunities than similar ETFs held in the portfolio.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

Floating Rate Loans

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of

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the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund’s portfolio. Possession of such information may in some instances occur despite the investment manager’s efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

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Foreign Currency Transactions

Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

This method of protecting the value of the fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines,

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additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund’s commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections

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afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund’s investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable

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to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

Funding Agreements

A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield Debt Securities (Junk Bonds)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading

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market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Liquidity Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

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Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Initial Public Offerings (IPOs)

Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

Inverse Floaters

Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust’s assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

Lending of Portfolio Securities

To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest

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earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often

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referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset- backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either “general obligations” or “revenue obligations.”

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

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Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

Repurchase Agreements

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

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Short Sales

In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager’s research and the management team’s investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur truncation costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

Sovereign Debt

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

Structured Investments

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either

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subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

Swap Agreements

Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund’s investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

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Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Statement of Additional Information – Nov. 29, 2010	Page 41

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

Variable- or Floating-Rate Securities

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include: Credit Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero- coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those

Statement of Additional Information – Nov. 29, 2010	Page 42

activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Securities Transactions

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the funds) (formerly RiverSource Fund Distributors, Inc.) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage

Statement of Additional Information – Nov. 29, 2010	Page 43

or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates’ ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.

Trade Aggregation and Allocation

Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

Certain Investment Limitations

From time to time, the investment manager or subadviser for a fund and their respective affiliates (“adviser group”) will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund’s adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group’s holdings are combined together or with the holdings of the funds’ affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from

Statement of Additional Information – Nov. 29, 2010	Page 44

country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund’s adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund’s adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the fund’s, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 4. Total Brokerage Commissions

Total Brokerage Commissions

Fund	2010	2009		2008
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$0	$0		$0	(a)
Columbia Income Builder Fund II	0	0		0	(a)
Columbia Income Builder Fund III	0	0		0	(a)
Columbia Portfolio Builder Aggressive	0	0		0
Columbia Portfolio Builder Conservative	0	0		0
Columbia Portfolio Builder Moderate	0	0		0
Columbia Portfolio Builder Moderate Aggressive	0	0		0
Columbia Portfolio Builder Moderate Conservative	0	0		0
Columbia Portfolio Builder Total Equity	0	0		0
RiverSource S&P 500 Index	97,970	16,486		40,706
RiverSource Small Company Index	517,354	123,243		108,360
For funds with fiscal period ending March 31
Columbia Equity Value	357,285	525,309		591,525
RiverSource Precious Metals and Mining	288,177	1,067,960		960,159
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	26,985	38,789		38,557	(b)
Columbia Recovery and Infrastructure	527,728	128,097	(c)	N/A
Columbia Retirement Plus 2010	0	0		0
Columbia Retirement Plus 2015	0	0		0
Columbia Retirement Plus 2020	0	0		0
Columbia Retirement Plus 2025	0	0		0
Columbia Retirement Plus 2030	0	0		0
Columbia Retirement Plus 2035	0	0		0
Columbia Retirement Plus 2040	0	0		0
Columbia Retirement Plus 2045	0	0		0

Statement of Additional Information – Nov. 29, 2010	Page 45

Total Brokerage Commissions

Fund	2010	2009	2008
For funds with fiscal period ending May 31
Columbia High Yield Bond	$0	$0	$0
Columbia Multi-Advisor Small Cap Value	749,980	1,484,768	1,179,158
Columbia U.S. Government Mortgage	9,489	14,329	17,640
RiverSource Partners Fundamental Value	146,283	298,507	292,900
RiverSource Short Duration U.S. Government	21,796	35,642	43,210
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	402,958	673,569	412,022
RiverSource Real Estate	164,335	205,118	173,705
For funds with fiscal period ending July 31
Columbia Floating Rate	0	12,760	861
Columbia Income Opportunities	0	0	0
Columbia Inflation Protected Securities	43,426	17,762	11,586
Columbia Large Core Quantitative	2,806,058	2,084,675	1,951,255
Columbia Limited Duration Credit	8,523	4,188	4,138
Columbia Money Market	0	0	0
RiverSource Disciplined Small and Mid Cap Equity	306,343	541,939	124,754
RiverSource Disciplined Small Cap Value	139,213	178,570	75,041
For funds with fiscal period ending August 31
Columbia Diversified Bond	121,666	95,997	111,876
Columbia Minnesota Tax-Exempt	1,077	0	3,418
RiverSource California Tax-Exempt	510	0	1,938
RiverSource New York Tax-Exempt	174	0	724
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	2,243,590	4,728,940	4,085,552
Columbia Large Growth Quantitative	459,328	649,261	150,374
Columbia Large Value Quantitative	301,600	378,324	6,631	(d)
Columbia Mid Cap Value Opportunity	2,620,808	2,601,029	1,672,775
Columbia Strategic Allocation	1,004,079	1,248,108	1,049,954
RiverSource Balanced	203,600	688,814	493,156
RiverSource Strategic Income Allocation	9,858	22,351	17,707
Seligman California Municipal High-Yield	128	0	0
Seligman California Municipal Quality	135	0	0
Seligman Minnesota Municipal	236	0	0
Seligman National Municipal	2,240	0	0
Seligman New York Municipal	291	0	0
Seligman TargETFund 2015	32,566	12,772	7,434
Seligman TargETFund 2025	2,074	1,327	7,302
Seligman TargETFund 2035	791	1,215	1,206
Seligman TargETFund 2045	457	1,173	948
Seligman TargETFund Core	78,353	26,992	10,913

Statement of Additional Information – Nov. 29, 2010	Page 46

Total Brokerage Commissions

Fund	2009		2008		2007
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$0		$0		$0
Columbia Asia Pacific ex-Japan	41,731	(e)	N/A		N/A
Columbia Emerging Markets Bond	0		0		0
Columbia Emerging Markets Opportunity	2,108,103		3,346,690		3,361,865
Columbia European Equity	189,286		396,474		282,104
Columbia Frontier	157,476		250,561		388,531
Columbia Global Bond	7,292		18,925		17,268
Columbia Global Equity	581,962		1,185,084		1,474,583
Columbia Global Extended Alpha	11,397		6,647	(f)	N/A
Columbia Multi-Advisor International Value	959,077		1,558,333		1,426,926
Columbia Seligman Global Technology	1,319,806		1,747,855		2,082,502
RiverSource Disciplined International Equity	500,331		514,960		547,910
RiverSource Partners International Select Growth	901,265		1,690,066		1,932,330
RiverSource Partners International Small Cap	265,317		270,663		353,096
Threadneedle Global Equity Income	18,370		5,030	(f)	N/A
Threadneedle International Opportunity	793,899		1,020,584		1,150,182
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	315		6,431		19,450
Columbia Mid Cap Growth Opportunity	2,752,727		2,165,273		2,813,784
RiverSource Intermediate Tax-Exempt	42		684		2,175
RiverSource Tax-Exempt High Income	1,080		24,531		74,062
For funds with fiscal period ending December 31
Columbia Government Money Market	0		0		0
Columbia Seligman Communications and Information	12,482,079		11,241,475		17,228,966
Columbia Select Large-Cap Value	206,322		236,168		167,912
Columbia Select Smaller-Cap Value	123,904		240,154		217,466
RiverSource LaSalle Global Real Estate	20,434		32,671		63,034
RiverSource LaSalle Monthly Dividend Real Estate	40,941		82,218		227,752
Seligman Capital	927,607		1,815,753		2,088,716
Seligman Growth	2,228,705		1,627,919		1,428,056

(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
(c)	For the period from Feb. 19, 2009 (when shares become publicly available) to April 30, 2009.
(d)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(e)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.
(f)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Statement of Additional Information – Nov. 29, 2010	Page 47

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 5. Brokerage Directed for Research and Turnover Rates

	Brokerage directed for research*
Fund	Amount of transactions		Amount of commissions imputed or paid
					Turnover rates
					2010		2009
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$0	(a)	$0	(a)	41%		39%
Columbia Income Builder Fund II	0	(a)	0	(a)	39		40
Columbia Income Builder Fund III	0	(a)	0	(a)	46		36
Columbia Portfolio Builder Aggressive	0	(a)	0	(a)	28		35
Columbia Portfolio Builder Conservative	0	(a)	0	(a)	26		27
Columbia Portfolio Builder Moderate	0	(a)	0	(a)	26		34
Columbia Portfolio Builder Moderate Aggressive	0	(a)	0	(a)	28		33
Columbia Portfolio Builder Moderate Conservative	0	(a)	0	(a)	30		29
Columbia Portfolio Builder Total Equity	0	(a)	0	(a)	25		28
RiverSource S&P 500 Index	0		0		41		5
RiverSource Small Company Index	0		0		41		23
For funds with fiscal period ending March 31
Columbia Equity Value	95,868,655		111,080		30		21
RiverSource Precious Metals and Mining	42,266,048		35,270		72		340	(b)
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	10,891,991		10,904		31		36
Columbia Recovery and Infrastructure	243,972,941		295,680		11		4	(c)
Columbia Retirement Plus 2010	0	(a)	0	(a)	53		55
Columbia Retirement Plus 2015	0	(a)	0	(a)	126		53
Columbia Retirement Plus 2020	0	(a)	0	(a)	53		52
Columbia Retirement Plus 2025	0	(a)	0	(a)	52		47
Columbia Retirement Plus 2030	0	(a)	0	(a)	57		47
Columbia Retirement Plus 2035	0	(a)	0	(a)	54		48
Columbia Retirement Plus 2040	0	(a)	0	(a)	55		50
Columbia Retirement Plus 2045	0	(a)	0	(a)	64		51
For funds with fiscal period ending May 31
Columbia High Yield Bond	0		0		94		83
Columbia Multi-Advisor Small Cap Value	25,296,772		30,410		80		120
Columbia U.S. Government Mortgage	0		0		519	(d)	431	(d)
RiverSource Partners Fundamental Value	0		0		9		19
RiverSource Short Duration U.S. Government	0		0		329	(d)	217	(d)
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	66,349,011		55,087		23		21
RiverSource Real Estate	6,919,253		9,212		93		51

Statement of Additional Information – Nov. 29, 2010	Page 48

	Brokerage directed for research*
Fund	Amount of transactions		Amount of commissions imputed or paid
					Turnover rates
					2010		2009
For funds with fiscal period ending July 31
Columbia Floating Rate	$0		$0		68%		84%
Columbia Income Opportunities	0		0		86		81
Columbia Inflation Protected Securities	0		0		177	(f)	160	(f)
Columbia Large Core Quantitative	302,209,602		175,221		75		61
Columbia Limited Duration Credit	0		0		101		335	(d),(g)
Columbia Money Market	0		0		N/A		N/A
RiverSource Disciplined Small and Mid Cap Equity	21,380,485		24,466		107		104
RiverSource Disciplined Small Cap Value	6,706,217		7,860		114		98
For funds with fiscal period ending August 31
Columbia Diversified Bond	0		0		420	(d)	371	(d)
Columbia Minnesota Tax-Exempt	0		0		21		33
RiverSource California Tax-Exempt	0		0		19		49
RiverSource New York Tax-Exempt	0		0		12		34
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	715,949,314		378,675		34		38
Columbia Large Growth Quantitative	17,600,018		4,548		98		58
Columbia Large Value Quantitative	4,349,506		1,271		99		63
Columbia Mid Cap Value Opportunity	490,003,447		491,867		50		42
Columbia Strategic Allocation	1,141,601		1,293		114		136	(d)
RiverSource Balanced	58,500,411		32,333		160		189	(d)
RiverSource Strategic Income Allocation	0		0		100		143	(d)
Seligman California Municipal High-Yield	0		0		18		63	(h)
Seligman California Municipal Quality	0		0		21		46	(h)
Seligman Minnesota Municipal	0		0		31		29	(h)
Seligman National Municipal	0		0		20		107	(h)
Seligman New York Municipal	0		0		18		53	(h)
Seligman TargETFund 2015	0		0		19		58
Seligman TargETFund 2025	0		0		7		13
Seligman TargETFund 2035	0		0		16		16
Seligman TargETFund 2045	0		0		24		36
Seligman TargETFund Core	0		0		21		45

					2009		2008
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	0		0		16		39
Columbia Asia Pacific ex-Japan	8,232,647	(i)	23,202	(i)	4	(i)	N/A
Columbia Emerging Markets Bond	0		0		62		82
Columbia Emerging Markets Opportunity	794,301,729		1,895,074		149		133
Columbia European Equity	113,984,459		144,742		154		180
Columbia Frontier	142,448,732		47,004		162		156
Columbia Global Bond	0		0		69		75
Columbia Global Equity	300,110,709		477,223		81		97
Columbia Global Extended Alpha	4,801,721		7,937		133		36	(j)

Statement of Additional Information – Nov. 29, 2010	Page 49

	Brokerage directed for research*
Fund	Amount of transactions	Amount of commissions imputed or paid
			Turnover rates
			2009	2008
Columbia Multi-Advisor International Value	$33,502,807	$17,102	63%	40%
Columbia Seligman Global Technology	2,739,223,355	460,483	150	171
RiverSource Disciplined International Equity	8,041,109	2,162	85	61
RiverSource Partners International Select Growth	83,531,533	99,348	90	85
RiverSource Partners International Small Cap	95,857	63	174	87
Threadneedle Global Equity Income	6,599,033	11,416	45	10	(j)
Threadneedle International Opportunity	536,939,110	737,307	97	78
For funds with fiscal period ending November 30
Columbia Mid Cap Growth Opportunity	454,152,183	799,318	126	76
RiverSource AMT-Free Tax-Exempt Bond	0	0	29	37
RiverSource Intermediate Tax-Exempt	0	0	26	36
RiverSource Tax-Exempt High Income	0	0	30	37
For funds with fiscal period ending December 31
Columbia Government Money Market	N/A	N/A	N/A	N/A
Columbia Select Large-Cap Value	69,507,890	68,240	24	28
Columbia Select Smaller-Cap Value	1,444,931	5,200	7	16
Columbia Seligman Communications and Information	1,115,825,859	2,102,493	150	133
RiverSource LaSalle Global Real Estate	0	0	83	62
RiverSource LaSalle Monthly Dividend Real Estate	0	0	87	77
Seligman Capital	20,147,615	37,667	139	229
Seligman Growth	843,145,024	1,192,083	142	241

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. Columbia Management also receives proprietary research from brokers, but these amounts have not been included in the table.
(a)	The underlying funds may have directed transactions to firms in exchange for research services.
(b)	Higher turnover rates may result in higher brokerage expenses and taxes. The higher turnover rate can be primarily attributed to repositioning the fund to a smaller number of holdings as it worked through risk management and secondarily, market volatility made up the balance of the turnover rate.
(c)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been: 286% and 199% for RiverSource Short Duration U.S. Government Fund and 246% and 162% for Columbia U.S. Government Mortgage Fund for the fiscal periods ended May 31, 2010 and 2009, respectively; 229% and 184% for Columbia Diversified Bond for the fiscal periods ended Aug. 31, 2010 and 2009, respectively; 220% for Columbia Limited Duration Credit Fund for the fiscal period ended July 31, 2009; 93% and 110% for RiverSource Balanced Fund, 113% and 116% for Columbia Strategic Allocation Fund and 97% and 112% for RiverSource Strategic Income Allocation Fund for the fiscal periods ended Sept. 30, 2010 and 2009, respectively.
(e)	A significant portion of the turnover was the result of “roll” transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, this activity is expected to enhance the returns on the fund.
(f)	The fund’s turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the first quarter of 2009 and following a more active management style.
(g)	The turnover was a result of a combination of a change in the investment strategy and the growth of the fund. The fund experienced high net inflows in the second quarter of 2009, increasing the NAV.
(h)	The fund’s turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the second quarter of 2009, and additionally for Seligman National Municipal, mergers of 14 state-specific Seligman Municipal Funds during the period into the Fund.
(i)	For the period from July 15, 2009 (when the Fund became publicly available) to Oct. 31, 2009.
(j)	For the period from Aug. 1, 2008 (when the Fund became available) to Oct. 31, 2008.

Statement of Additional Information – Nov. 29, 2010	Page 50

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 6. Securities of Regular Brokers or Dealers

Fund	Issuer	Value of securities owned at end of fiscal period
For funds with fiscal period ending January 31
Columbia Income Builder Fund	None	N/A
Columbia Income Builder Fund II	None	N/A
Columbia Income Builder Fund III	None	N/A
Columbia Portfolio Builder Aggressive	None	N/A
Columbia Portfolio Builder Conservative	None	N/A
Columbia Portfolio Builder Moderate	None	N/A
Columbia Portfolio Builder Moderate Aggressive	None	N/A
Columbia Portfolio Builder Moderate Conservative	None	N/A
Columbia Portfolio Builder Total Equity	None	N/A
RiverSource S&P 500 Index	Ameriprise Financial	$147,339
	Charles Schwab	199,837
	Citigroup	825,442
	E*Trade Financial	48,192
	Franklin Resources	216,282
	Goldman Sachs Group	983,038
	JPMorgan Chase & Co.	1,947,078
	Legg Mason	41,068
	Morgan Stanley	489,323
	PNC Financial Services Group	347,103
RiverSource Small Company Index	Investment Technology Group	932,730
	LaBranche & Co.	159,627
	optionsXpress	645,578
	Piper Jaffray Companies	677,351
	Stifel Financial	1,463,301
For funds with fiscal period ending March 31
Columbia Equity Value	Goldman Sachs Group	11,067,062
	JPMorgan Chase & Co.	13,784,298
	Morgan Stanley	7,911,083
RiverSource Precious Metals and Mining	None	N/A
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	None	N/A
Columbia Recovery and Infrastructure	None	N/A
Columbia Retirement Plus 2010	None	N/A
Columbia Retirement Plus 2015	None	N/A
Columbia Retirement Plus 2020	None	N/A
Columbia Retirement Plus 2025	None	N/A
Columbia Retirement Plus 2030	None	N/A
Columbia Retirement Plus 2035	None	N/A
Columbia Retirement Plus 2040	None	N/A
Columbia Retirement Plus 2045	None	N/A

Statement of Additional Information – Nov. 29, 2010	Page 51

Fund	Issuer	Value of securities owned at end of fiscal period
For funds with fiscal period ending May 31
Columbia High Yield Bond	Lehman Brothers Holdings*	$1,322,250
Columbia Multi-Advisor Small Cap Value	Raymond James Financial	1,696,199
Columbia U.S. Government Mortgage	Bear Stearns Asset Backed Securities Trust	339,729
	Bear Stearns Commercial Mtge Securities	3,164,927
	ChaseFlex Trust	398,308
	Citigroup Mortgage Loan Trust, Inc.	1,106,996
	Credit Suisse Mortgage Capital Ctfs	7,823,287
	GS Mortgage Securities Corp.	6,427,923
	Jefferies & Co.	2,284,896
	JPMorgan Chase Commercial Mtge Securities	990,893
	JPMorgan Mtge Trust	667,343
	JPMorgan Reremic	534,987
RiverSource Partners Fundamental Value	Goldman Sachs Group, Inc.	3,039,588
	JPMorgan Chase & Co.	2,342,740
RiverSource Short Duration U.S. Government	Bear Stearns Asset Backed Securities Trust	782,912
	Bear Stearns Commercial Mtge Securities	1,607,987
	Citigroup Funding	18,414,224
	Citigroup Mortgage Loan Trust, Inc.	3,441,463
	Credit Suisse Mortgage Capital Ctfs	7,919,291
	CS First Boston Mtge Securities	968,402
	Goldman Sachs Group	7,829,724
	Jefferies & Co.	1,062,793
	JPMorgan Chase Commercial Mtge Securities	3,998,961
	JPMorgan Chase & Co.	2,966,688
	JPMorgan Mtge Trust	2,196,977
	Morgan Stanley	8,350,389
	Morgan Stanley Capital I	4,934,943
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	Goldman Sachs Group	8,911,501
	JPMorgan Chase & Co.	5,407,407
	Morgan Stanley	10,581,853
RiverSource Real Estate	None	N/A
For funds with fiscal period ending July 31
Columbia Floating Rate	Nuveen Investments	887,000
Columbia Income Opportunities	E*TRADE Financial	4,180,938
Columbia Inflation Protected Securities	Jefferies & Co.	925,026
	LB-UBS Commercial Mortgage Trust	2,711,440
Columbia Large Core Quantitative	Citigroup	89,448,117
	Franklin Resources	10,199,918
	Goldman Sachs Group	18,407,431
	PNC Financial Services Group	55,870,310
Columbia Limited Duration Credit	Citigroup	4,988,135
	Goldman Sachs Group	5,629,686
	JPMorgan Chase & Co.	4,363,771
	Lehman Brothers Holdings*	95,700
	Merrill Lynch & Co.	856,523
	Morgan Stanley	5,284,355
Columbia Money Market	Citigroup Funding	100,983,942
	JPMorgan Chase & Co.	87,793,771

Statement of Additional Information – Nov. 29, 2010	Page 52

Fund	Issuer	Value of securities owned at end of fiscal period
RiverSource Disciplined Small and Mid Cap Equity	Investment Technology Group	$93,176
	Jefferies Group, Inc.	76,613
	Knight Capital Group Cl A	342,359
	optionsXpress Holdings	113,864
	Raymond James Financial	1,524,868
RiverSource Disciplined Small Cap Value	Knight Capital Group Cl A	251,175
	Westwood Holdings Group	104,596
For funds with fiscal period ending August 31
Columbia Diversified Bond	Bear Stearns Adjustable Rate Mortgage Trust	5,214,463
	Bear Stearns Alt-A Trust	22,769
	Bear Stearns Asset-Backed Securities Trust	3,855,171
	Bear Stearns Commercial Mortgage Securities	2,278,870
	Bear Stearns Mortgage Funding Trust	680,868
	ChaseFlex Trust	1,470,112
	Citigroup, Inc.	44,244,737
	Citigroup Commercial Mortgage Trust	3,387,078
	Citigroup/Deutsche Bank Commercial Mortgage Trust	25,824,909
	Citigroup Mortgage Loan Trust, Inc.	37,740,867
	Credit Suisse Mortgage Capital Certificates	59,851,574
	Credit Suisse First Boston Mortgage Securities Corp.	15,808,795
	GS Mortgage Securities Corp. II	46,506,875
	The Goldman Sachs Group, Inc.	37,320,156
	Jefferies & Co., Inc.	6,723,914
	JPMorgan Chase & Co.	41,539,862
	JPMorgan Chase Commercial Mortgage Securities Corp.	104,835,640
	JPMorgan Mortgage Trust	3,844,284
	JPMorgan Remeric	4,562,368
	LB-UBS Commercial Mortgage Trust	35,858,704
	Lehman Brothers Holdings, Inc.*	2,204,363
	Merrill Lynch Mortgage Trust	1,656,762
	Morgan Stanley	36,602,643
	Morgan Stanley Capital I	16,918,724
	Morgan Stanley Reremic Trust	50,927,555
Columbia Minnesota Tax-Exempt	None	N/A
RiverSource California Tax-Exempt	None	N/A
RiverSource New York Tax-Exempt	None	N/A
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	The Goldman Sachs Group, Inc.	89,866,879
	JPMorgan Chase & Co.	108,516,784
	Morgan Stanley	58,963,161
Columbia Large Growth Quantitative	Franklin Resources, Inc.	2,794,152
	The Goldman Sachs Group, Inc.	12,973,453
Columbia Large Value Quantitative	Citigroup, Inc.	1,992,549
	Franklin Resources, Inc.	1,624,238
	JPMorgan Chase & Co.	10,305,549
	Morgan Stanley	1,373,146
	PNC Financial Services Group, Inc.	4,267,366
Columbia Mid Cap Value Opportunity	None	N/A

Statement of Additional Information – Nov. 29, 2010	Page 53

Fund	Issuer	Value of securities owned at end of fiscal period
Columbia Strategic Allocation	Arlington Asset Investment Corp.	$219,114
	Citigroup, Inc.	15,439,449
	Citigroup/Deutsche Bank Commercial Mortgage Trust	188,494
	Credit Suisse Group	829,354
	E*TRADE Financial Corp.	332,338
	Franklin Resources, Inc.	2,361,742
	Goldman, Sachs & Co.	1,000,000
	The Goldman Sachs Group, Inc.	8,932,874
	GS Mortgage Securities II	905,693
	JPMorgan Chase & Co.	6,124,435
	JPMorgan Chase Commercial Mortgage Securities	2,077,211
	Knight Capital Group Class A	297,501
	LB-UBS Commercial Mortgage Trust	600,961
	Morgan Stanley	7,217,346
	Morgan Stanley Capital 1	1,340,760
	PNC Financial Services Group, Inc.	6,759,929
RiverSource Balanced	Bear Stearns Adjustable Rate Mortgage Trust	707,108
	Bear Stearns Alt-A Trust	12,628
	Bear Stearns Commercial Mortgage Securities	105,526
	ChaseFlex Trust	886,530
	Citigroup, Inc.	1,235,297
	Citigroup Commercial Mortgage Trust	378,416
	Citigroup/Deutsche Bank Commercial Mortgage Trust	1,070,537
	Citigroup Mortgage Loan Trust, Inc.	1,530,851
	Credit Suisse First Boston Mortgage Securities Corp.	523,062
	GS Mortgage Securities Corp. II	981,482
	The Goldman Sachs Group, Inc.	8,362,089
	JPMorgan Chase & Co.	11,530,111
	JPMorgan Chase Commercial Mortgage Securities	4,481,936
	LB-UBS Commercial Mortgage Trust	2,374,648
	Lehman Brothers Holdings, Inc.*	184,475
	Merrill Lynch Mortgage Trust	139,461
	Morgan Stanley	7,321,554
	Morgan Stanley Capital 1	1,603,837
	Morgan Stanley Remeric Trust	2,953,553
	Morgan Stanley Resecuritization Trust	446,286

Statement of Additional Information – Nov. 29, 2010	Page 54

Fund	Issuer	Value of securities owned at end of fiscal period
RiverSource Strategic Income Allocation	Bear Stearns Commercial Mortgage Securities	$688,490
	Citigroup, Inc.	780,000
	Citigroup/Deutsche Bank Commercial Mortgage Trust	1,037,930
	Credit Suisse First Boston Mortgage Securities Corp.	818,019
	E*TRADE Financial Corp.	1,101,888
	The Goldman Sachs Group, Inc.	790,509
	JPMorgan Chase & Co.	510,692
	JPMorgan Chase Commercial Mortgage Securities	611,116
	Lehman Brothers Holdings, Inc.*	21,150
	Morgan Stanley	1,776,142
	Nuveen Investments, Inc.	101,120
Seligman California Municipal High-Yield	None	N/A
Seligman California Municipal Quality	None	N/A
Seligman Minnesota Municipal	None	N/A
Seligman National Municipal	None	N/A
Seligman New York Municipal	None	N/A
Seligman TargETFund 2015	None	N/A
Seligman TargETFund 2025	None	N/A
Seligman TargETFund 2035	None	N/A
Seligman TargETFund 2045	None	N/A
Seligman TargETFund Core	None	N/A
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	GS Mortgage Securities II	2,719,948
	Lehman Brothers Holdings*	100,800
	Morgan Stanley Dean Witter Capital I	428,016
Columbia Asia Pacific ex-Japan	None	N/A
Columbia Emerging Markets Bond	Morgan Stanley	2,351,866
Columbia Emerging Markets Opportunity	None	N/A
Columbia European Equity	Credit Suisse Group	2,058,583
Columbia Frontier	Affiliated Managers Group	380,940
	Piper Jaffray Companies	171,643
	Stifel Financial	244,212
Columbia Global Bond	Bear Stearns Commercial Mortgage Securities	237,337
	Citigroup	1,003,392
	Citigroup Commercial Mortgage Trust	1,581,548
	CS First Boston Mortgage Securities	595,440
	Goldman Sachs Group	1,188,323
	GS Mortgage Securities II	1,102,326
	JPMorgan Chase Commercial Mortgage Securities	1,702,095
	JPMorgan Chase & Co.	770,873
	LB-UBS Commercial Mortgage Trust	1,501,910
	Lehman Brothers Holdings*	212,850
	Merrill Lynch & Co.	366,682
	Morgan Stanley	11,964,651
	Morgan Stanley Capital I	1,334,954
Columbia Global Equity	Citigroup Commercial Mortgage Trust	6,721,641
	Credit Suisse Mortgage Capital Certificates	2,352,116
	Goldman Sachs Group	5,039,414
	JPMorgan Chase & Co.	9,925,220

Statement of Additional Information – Nov. 29, 2010	Page 55

Fund	Issuer	Value of securities owned at end of fiscal period
Columbia Global Extended Alpha	Citigroup	$64,732
	Goldman Sachs Group	119,119
Columbia Multi-Advisor International Value	Citigroup Funding	6,997,755
	Morgan Stanley	20,000,000
Columbia Seligman Global Technology	None	N/A
RiverSource Disciplined International Equity	Credit Suisse Mortgage Capital Certificates	3,138,369
RiverSource Partners International Select Growth	Credit Suisse Group	4,008,753
RiverSource Partners International Small Cap	None	N/A
Threadneedle Global Equity Income	None	N/A
Threadneedle International Opportunity	Credit Suisse Group	7,751,291
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	None	N/A
Columbia Mid Cap Growth Opportunity	E*TRADE Financial	3,797,720
	Legg Mason	2,696,490
RiverSource Intermediate Tax-Exempt	None	N/A
RiverSource Tax-Exempt High Income	None	N/A
For funds with fiscal period ending December 31
Columbia Government Money Market	None	N/A
Columbia Seligman Communications and Information	None	N/A
Columbia Select Large-Cap Value	JPMorgan Chase & Co.	8,334,000
	Morgan Stanley	7,340,800
Columbia Select Smaller-Cap Value	None	N/A
RiverSource LaSalle Global Real Estate	None	N/A
RiverSource LaSalle Monthly Dividend Real Estate	None	N/A
Seligman Capital	None	N/A
Seligman Growth	Goldman Sachs Group	9,455,040

*	Subsequent to Aug. 31, 2008. Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

Statement of Additional Information – Nov. 29, 2010	Page 56

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund’s investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 7. Brokerage Commissions Paid to Investment Manager or Affiliates

	Broker	Nature of affiliation	Aggregate dollar amount of commissions paid to broker	Percent of aggregate brokerage commissions	Percent of aggregate dollar amount of transactions involving payment of commissions	Aggregate dollar amount of commissions paid to broker	Aggregate dollar amount of commissions paid to broker
Fund			2010			2009	2008
For funds with fiscal period ending January 31
Columbia Income Builder Fund	None	—	—	—	—	$0	$0	(a)
Columbia Income Builder Fund II	None	—	—	—	—	0	0	(a)
Columbia Income Builder Fund III	None	—	—	—	—	0	0	(a)
Columbia Portfolio Builder Aggressive	None	—	—	—	—	0	0
Columbia Portfolio Builder Conservative	None	—	—	—	—	0	0
Columbia Portfolio Builder Moderate	None	—	—	—	—	0	0
Columbia Portfolio Builder Moderate Aggressive	None	—	—	—	—	0	0
Columbia Portfolio Builder Moderate Conservative	None	—	—	—	—	0	0
Columbia Portfolio Builder Total Equity	None	—	—	—	—	0	0
RiverSource S&P 500 Index	None	—	—	—	—	0	0
RiverSource Small Company Index	None	—	—	—	—	0	0
For funds with fiscal period ending March 31
Columbia Equity Value	None	—	—	—	—	0	0
RiverSource Precious Metals and Mining	None	—	—	—	—	0	0

Statement of Additional Information – Nov. 29, 2010	Page 57

	Broker	Nature of affiliation	Aggregate dollar amount of commissions paid to broker	Percent of aggregate brokerage commissions	Percent of aggregate dollar amount of transactions involving payment of commissions	Aggregate dollar amount of commissions paid to broker		Aggregate dollar amount of commissions paid to broker
Fund			2010			2009		2008
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	None	—	—	—	—	$0		$0	(b)
Columbia Recovery and Infrastructure	None	—	—	—	—	0	(c)	N/A
Columbia Retirement Plus 2010	None	—	—	—	—	0		0
Columbia Retirement Plus 2015	None	—	—	—	—	0		0
Columbia Retirement Plus 2020	None	—	—	—	—	0		0
Columbia Retirement Plus 2025	None	—	—	—	—	0		0
Columbia Retirement Plus 2030	None	—	—	—	—	0		0
Columbia Retirement Plus 2035	None	—	—	—	—	0		0
Columbia Retirement Plus 2040	None	—	—	—	—	0		0
Columbia Retirement Plus 2045	None	—	—	—	—	0		0
For funds with fiscal period ending May 31
Columbia High Yield Bond	None	—	—	—	—	0		0
Columbia Multi-Advisor Small Cap Value	None	—	—	—	—	0		0
Columbia U.S. Government Mortgage	None	—	—	—	—	0		0
RiverSource Partners Fundamental Value	None	—	—	—	—	0		0
RiverSource Short Duration	None	—	—	—	—	0		0
U.S. Government
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	None	—	—	—	—	0		0
RiverSource Real Estate	None	—	—	—	—	0		0

Statement of Additional Information – Nov. 29, 2010	Page 58

	Broker	Nature of affiliation	Aggregate dollar amount of commissions paid to broker	Percent of aggregate brokerage commissions	Percent of aggregate dollar amount of transactions involving payment of commissions	Aggregate dollar amount of commissions paid to broker	Aggregate dollar amount of commissions paid to broker
Fund			2010			2009	2008
For funds with fiscal period ending July 31
Columbia Floating Rate	None	—	—	—	—	$0	$0
Columbia Income Opportunities	None	—	—	—	—	0	0
Columbia Inflation Protected Securities	None	—	—	—	—	0	0
Columbia Large Core Quantitative	None					0	0
Columbia Limited Duration Credit	None	—	—	—	—	0	0
Columbia Money Market	None	—	—	—	—	0	0
RiverSource Disciplined Small and Mid Cap Equity	None	—	—	—	—	0	0
RiverSource Disciplined Small Cap Value	None	—	—	—	—	0	0
For funds with fiscal period ending August 31
Columbia Diversified Bond	None	—	—	—	—	0	0
Columbia Minnesota Tax-Exempt	None	—	—	—	—	0	0
RiverSource California Tax-Exempt	None	—	—	—	—	0	0
RiverSource New York Tax-Exempt	None	—	—	—	—	0	0
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	None	—	—	—	—	0	0
Columbia Large Growth Quantitative	None	—	—	—	—	0	0
Columbia Large Value Quantitative	None	—	—	—	—	0	0	(d)
Columbia Mid Cap Value Opportunity	None	—	—	—	—	0	0
Columbia Strategic Allocation	None	—	—	—	—	0	0
RiverSource Balanced	None	—	—	—	—	0	0
RiverSource Strategic Income Allocation	None	—	—	—	—	0	0

Statement of Additional Information – Nov. 29, 2010	Page 59

	Broker	Nature of affiliation	Aggregate dollar amount of commissions paid to broker	Percent of aggregate brokerage commissions	Percent of aggregate dollar amount of transactions involving payment of commissions	Aggregate dollar amount of commissions paid to broker		Aggregate dollar amount of commissions paid to broker
Fund			2010			2009		2008
Seligman California Municipal High-Yield	None	—	—	—	—	$0		$0
Seligman California Municipal Quality	None	—	—	—	—	0		0
Seligman Minnesota Municipal	None	—	—	—	—	0		0
Seligman National Municipal	None	—	—	—	—	0		0
Seligman New York Municipal	None	—	—	—	—	0		0
Seligman TargETFund 2015	None	—	—	—	—	0		0
Seligman TargETFund 2025	None	—	—	—	—	0		0
Seligman TargETFund 2035	None	—	—	—	—	0		0
Seligman TargETFund 2045	None	—	—	—	—	0		0
Seligman TargETFund Core	None	—	—	—	—	0		0

			2009			2008		2007
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	None	—	—	—	—	0		0
Columbia Asia Pacific ex-Japan	None(e)	—	—	—	—	N/A		N/ A
Columbia Emerging Markets Bond	None	—	—	—	—	0		0
Columbia Emerging Markets Opportunity	None	—	—	—	—	0		0
Columbia European Equity	None	—	—	—	—	0		0
Columbia Frontier	None	—	—	—	—	0		0
Columbia Global Bond	None	—	—	—	—	0		0
Columbia Global Equity	None	—	—	—	—	0		0
Columbia Global Extended Alpha	None	—	—	—	—	0	(f)	N/ A
Columbia Multi-Advisor International Value	Sanford Bernstein	(1)	$0	—	—	1,677		0
Columbia Seligman Global Technology	None	—	—	—	—	0		0
RiverSource Disciplined International Equity	None	—	—	—	—	0		0
RiverSource Partners International Select Growth	Merrill Lynch Capital Markets	(2)	585	0.27%	0.42%	0		0
RiverSource Partners International Small Cap	None	—	—	—	—	0		0

Statement of Additional Information – Nov. 29, 2010	Page 60

Fund	Broker	Nature of affiliation	Aggregate dollar amount of commissions paid to broker	Percent of aggregate brokerage commissions	Percent of aggregate dollar amount of transactions involving payment of commissions	Aggregate dollar amount of commissions paid to broker		Aggregate dollar amount of commissions paid to broker
			2009			2008		2007
Threadneedle Global Equity Income	None	—	—	—	—	$0	(f)	N/A
Threadneedle International Opportunity	None	—	—	—	—	0		$0
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	None	—	—	—	—	0		0
Columbia Mid Cap Growth Opportunity	None	—	—	—	—	0		0
RiverSource Intermediate Tax-Exempt	None	—	—	—	—	0		0
RiverSource Tax-Exempt High Income	None	—	—	—	—	0		0
For funds with fiscal period ending December 31
Columbia Government Money Market	None	—	—	—	—	0		0
Columbia Select Large-Cap Value	None	—	—	—	—	0		0
Columbia Select Smaller-Cap Value	None	—	—	—	—	0		0
Columbia Seligman Communications and Information	None	—	—	—	—	0		0
RiverSource LaSalle Global Real Estate	None	—	—	—	—	0		0
RiverSource LaSalle Monthly Dividend Real Estate	None	—	—	—	—	0		0
Seligman Capital	None	—	—	—	—	0		0
Seligman Growth	None	—	—	—	—	0		0

(1)	Affiliate of AllianceBernstein L.P., a subadviser.
(2)	Affiliate of Columbia Wanger Asset Management, L.P., a subadviser.
(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
(c)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
(d)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(e)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.
(f)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Statement of Additional Information – Nov. 29, 2010	Page 61

Valuing Fund Shares

As of the end of the most recent fiscal period, the computation of net asset value per share of a class of a fund was based on net assets of that class divided by the number of class shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1. All expenses of a fund, including the management fee and administrative services fee and, as applicable, distribution and plan administration fees, are accrued daily and taken into account for the purpose of determining NAV.

Table 8. Valuing Fund Shares

Fund*	Net assets	Shares outstanding	Net asset value of one Share
For funds with fiscal period ending January 31
Columbia Income Builder Fund
Class A	$191,609,144	19,630,870	$9.76
Class B	24,940,436	2,547,850	9.79
Class C	12,407,352	1,267,551	9.79
Class R4	9,771	1,000	9.774
Columbia Income Builder Fund II
Class A	336,673,414	35,567,971	9.47
Class B	35,116,660	3,701,134	9.49
Class C	15,534,369	1,636,863	9.49
Class R4	18,248	1,926	9.47
Columbia Income Builder Fund III
Class A	169,340,312	17,933,995	9.44
Class B	17,093,815	1,803,903	9.48
Class C	8,762,187	925,152	9.47
Class R4	36,268	3,844	9.43
Columbia Portfolio Builder Aggressive
Class A	411,905,718	47,812,554	8.62
Class B	69,631,727	8,121,597	8.57
Class C	26,852,423	3,157,443	8.50
Class R4	391,084	45,318	8.63
Columbia Portfolio Builder Conservative
Class A	188,324,159	19,284,494	9.77
Class B	38,996,195	4,007,171	9.73
Class C	18,361,827	1,886,873	9.73
Class R4	68,268	7,043	9.69
Columbia Portfolio Builder Moderate
Class A	936,670,111	99,022,922	9.46
Class B	163,374,895	17,355,229	9.41
Class C	60,532,854	6,431,212	9.41
Class R4	221,015	23,381	9.45
Columbia Portfolio Builder Moderate Aggressive
Class A	848,711,038	93,990,508	9.03
Class B	143,830,084	16,003,632	8.99
Class C	44,907,699	5,004,198	8.97
Class R4	842,067	93,149	9.04
Columbia Portfolio Builder Moderate Conservative
Class A	335,708,725	34,921,226	9.61
Class B	60,124,214	6,274,529	9.58
Class C	26,207,827	2,735,790	9.58
Class R4	28,861	3,017	9.57
Columbia Portfolio Builder Total Equity
Class A	348,269,405	42,472,580	8.20
Class B	56,041,391	6,869,051	8.16
Class C	25,712,743	3,180,656	8.08
Class R4	227,529	27,657	8.23

Statement of Additional Information – Nov. 29, 2010	Page 62

Fund*	Net assets	Shares outstanding	Net asset value of one Share
RiverSource S&P 500 Index
Class A**	$21,534,109	6,062,565	$3.55
Class Z**	100,496,276	28,199,115	3.56
RiverSource Small Company Index
Class A	328,913,706	84,403,946	3.90
Class B	43,947,939	14,032,865	3.13
Class R4	6,632,993	1,640,892	4.04
For funds with fiscal period ending March 31
Columbia Equity Value
Class A	681,073,286	70,741,844	9.63
Class B	50,132,060	5,184,913	9.67
Class C	4,895,038	512,462	9.55
Class I	18,363,036	1,905,271	9.64
Class R	30,124	3,129	9.63
Class R3	183,254	19,014	9.64
Class R4	10,092,743	1,046,026	9.65
Class R5	6,508	676	9.63
Class W	3,658	380	9.63
RiverSource Precious Metals and Mining
Class A	133,459,266	10,925,790	12.22
Class B	13,809,631	1,240,361	11.13
Class C	4,233,101	389,141	10.88
Class I	12,268	989	12.40
Class R4	177,328	14,319	12.38
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity
Class A	33,365,848	2,185,314	$15.27
Class B	1,401,883	92,764	15.11
Class C	2,405,895	159,728	15.06
Class I	4,324,899	281,691	15.35
Class R5	7,670	500	15.34
Columbia Recovery and Infrastructure
Class A	438,673,229	22,317,277	19.66
Class B	21,596,850	1,108,701	19.48
Class C	27,986,758	1,436,501	19.48
Class I	117,332,774	5,939,737	19.75
Class R	80,728	4,127	19.56
Class R3	19,621	1,000	19.62
Class R4	623,844	31,702	19.68
Class R5	59,600	3,020	19.74
Columbia Retirement Plus 2010
Class A	3,004,756	352,192	8.53
Class R	3,994	468	8.53
Class R3	3,994	468	8.53
Class R4	3,996	468	8.54
Class R5	3,998	468	8.54
Class Y	5,248,330	614,374	8.54
Columbia Retirement Plus 2015
Class A	5,097,950	597,650	8.53
Class R	3,973	465	8.54
Class R3	3,973	465	8.54
Class R4	3,975	465	8.55
Class R5	3,981	465	8.56
Class Y	16,572,401	1,937,035	8.56

Statement of Additional Information – Nov. 29, 2010	Page 63

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Retirement Plus 2020
Class A	$5,667,643	702,748	$8.06
Class R	78,158	9,696	8.06
Class R3	3,759	464	8.10
Class R4	3,760	464	8.10
Class R5	3,765	464	8.11
Class Y	17,797,248	2,195,426	8.11
Columbia Retirement Plus 2025
Class A	3,282,520	407,390	8.06
Class R	22,706	2,823	8.04
Class R3	3,768	466	8.09
Class R4	3,778	465	8.12
Class R5	3,778	465	8.12
Class Y	23,159,563	2,856,811	8.11
Columbia Retirement Plus 2030
Class A	3,128,008	387,287	8.08
Class R	11,770	1,457	8.08
Class R3	3,744	464	8.07
Class R4	3,752	464	8.09
Class R5	3,757	464	8.10
Class Y	22,379,892	2,763,842	8.10
Columbia Retirement Plus 2035
Class A	1,956,294	244,856	7.99
Class R	3,735	467	8.00
Class R3	3,739	467	8.01
Class R4	3,740	467	8.01
Class R5	3,746	467	8.02
Class Y	17,305,186	2,157,431	8.02
Columbia Retirement Plus 2040
Class A	1,741,154	224,227	7.77
Class R	11,120	1,430	7.78
Class R3	35,194	4,525	7.78
Class R4	3,616	464	7.79
Class R5	3,621	464	7.80
Class Y	12,213,457	1,565,039	7.80
Columbia Retirement Plus 2045
Class A	1,471,608	185,478	7.93
Class R	4,460	562	7.94
Class R3	3,702	466	7.94
Class R4	13,137	1,653	7.95
Class R5	3,708	466	7.96
Class Y	11,614,891	1,459,211	7.96
For funds with fiscal period ending May 31
Columbia High Yield Bond
Class A	1,192,635,686	457,046,893	2.61
Class B	91,104,344	34,942,309	2.61
Class C	70,488,596	27,193,543	2.59
Class I	144,202,631	55,371,206	2.60
Class R	5,689,581	2,174,204	2.62
Class R3	4,003,157	1,526,132	2.62
Class R4	43,405,874	16,621,906	2.61
Class R5	7,957,720	3,054,300	2.61
Class W	100,226,537	38,706,595	2.59

Statement of Additional Information – Nov. 29, 2010	Page 64

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Multi-Advisor Small Cap Value
Class A	$277,383,581	56,445,589	$4.91
Class B	62,403,783	13,736,068	4.54
Class C	7,765,256	1,704,900	4.55
Class I	43,814,661	8,585,111	5.10
Class R	679,273	138,536	4.90
Class R3	439,854	88,320	4.98
Class R4	370,250	73,789	5.02
Class R5	11,078,515	2,197,207	5.04
Columbia U.S. Government Mortgage
Class A	80,371,258	15,588,925	5.16
Class B	17,619,412	3,416,007	5.16
Class C	5,217,051	1,011,314	5.16
Class I	132,494,594	25,723,583	5.15
Class R4	85,125	16,536	5.15
RiverSource Partners Fundamental Value
Class A	307,057,850	70,426,307	4.36
Class B	51,870,545	12,425,795	4.17
Class C	8,227,996	1,965,058	4.19
Class I	174,554,927	39,571,435	4.41
Class R4	153,322	34,916	4.39
RiverSource Short Duration U.S. Government
Class A	488,090,547	102,802,359	4.75
Class B	66,777,148	14,065,529	4.75
Class C	27,832,188	5,862,287	4.75
Class I	67,563,272	14,218,020	4.75
Class R	2,999,953	631,892	4.75
Class R4	4,709,513	991,519	4.75
Class W	4,996	1,053	4.74
For funds with fiscal period ending June 30
Columbia Dividend Opportunity
Class A	883,208,464	139,966,191	6.31
Class B	68,144,709	10,871,463	6.27
Class C	21,354,419	3,418,234	6.25
Class I	165,701,325	26,198,041	6.32
Class R	196,428	31,069	6.32
Class R3	4,127	653	6.32
Class R4	1,455,755	230,050	6.33
Class R5	968,152	152,954	6.33
Class W	3,592	568	6.32
RiverSource Real Estate
Class A	52,648,116	5,701,458	9.23
Class B	6,533,282	713,272	9.16
Class C	1,396,367	152,727	9.14
Class I	131,165,236	14,173,209	9.25
Class R4	60,555	6,587	9.19
Class W	2,528	275	9.19
For funds with fiscal period ending July 31
Columbia Floating Rate
Class A	226,172,173	26,483,112	8.54
Class B	9,928,119	1,161,939	8.54
Class C	21,210,203	2,483,252	8.54
Class I	101,982,065	11,945,601	8.54
Class R4	178,181	20,812	8.56
Class R5	4,760	556	8.56
Class W	4,246	497	8.54

Statement of Additional Information – Nov. 29, 2010	Page 65

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Income Opportunities
Class A	$498,802,615	51,300,169	$9.72
Class B	29,050,926	2,989,075	9.72
Class C	60,481,511	6,224,222	9.72
Class I	182,941,408	18,794,063	9.73
Class R4	403,599	41,375	9.75
Class R5	5,068	521	9.73
Columbia Inflation Protected Securities
Class A	297,826,817	28,749,837	10.36
Class B	14,961,461	1,445,877	10.35
Class C	17,160,807	1,658,844	10.35
Class I	184,100,334	17,768,869	10.36
Class R	1,474,003	142,411	10.35
Class R4	79,085	7,639	10.35
Class R5	5,139	496	10.36
Class W	100,345,459	9,690,622	10.35
Columbia Large Core Quantitative
Class A	2,688,843,397	567,423,999	4.74
Class B	153,325,657	32,554,969	4.71
Class C	21,982,264	4,714,140	4.66
Class I	314,250,741	65,856,337	4.77
Class R	2,193,578	463,276	4.73
Class R3	6,033	1,273	4.74
Class R4	162,518,882	34,154,804	4.76
Class R5	24,848,139	5,229,982	4.75
Class W	373,927,157	79,042,111	4.73
Columbia Limited Duration Credit
Class A	392,689,453	39,500,738	9.94
Class B	11,562,307	1,163,439	9.94
Class C	49,324,257	4,964,675	9.94
Class I	126,851,810	12,755,538	9.94
Class R4	540,555	54,240	9.97
Class W	5,096	512	9.95
Columbia Money Market
Class A	2,528,588,079	2,528,587,497	1.00
Class B	33,926,741	33,926,744	1.00
Class C	7,909,529	7,909,540	1.00
Class I	27,174,833	27,174,915	1.00
Class R	2,500	2,500	1.00
Class R5	725,626	725,628	1.00
Class W	34,576,967	34,577,375	1.00
Class Y	26,190,282	26,190,329	1.00
Class Z	19,816,215	19,816,218	1.00
RiverSource Disciplined Small and Mid Cap Equity
Class A	9,570,996	1,291,322	7.41
Class B	586,284	81,313	7.21
Class C	205,141	28,435	7.21
Class I	27,121,153	3,643,387	7.44
Class R4	8,952	1,206	7.42
Class W	104,872,014	14,205,922	7.38
RiverSource Disciplined Small Cap Value
Class A	3,483,311	441,264	7.89
Class B	141,730	18,276	7.75
Class C	120,243	15,510	7.75
Class I	47,679,790	6,023,250	7.92
Class R	3,587	455	7.88
Class R3	5,300	672	7.89
Class R4	7,899	1,000	7.90
Class R5	3,599	455	7.91

Statement of Additional Information – Nov. 29, 2010	Page 66

Fund*	Net assets	Shares outstanding	Net asset value of one Share
For funds with fiscal period ending August 31
Columbia Diversified Bond
Class A	$3,258,076,487	642,678,449	$5.07
Class B	116,363,532	22,963,835	5.07
Class C	61,700,918	12,168,343	5.07
Class I	1,021,032,051	201,137,653	5.08
Class R2	1,040,372	204,835	5.08
Class R3	11,200	2,207	5.07
Class R4	74,983,846	14,807,342	5.06
Class R5	237,004	46,821	5.06
Class W	525,188,670	103,547,472	5.07
Columbia Minnesota Tax-Exempt
Class A	329,334,780	60,200,883	5.47
Class B	5,767,557	1,053,321	5.48
Class C	20,225,454	3,696,926	5.47
RiverSource California Tax-Exempt
Class A	150,279,608	29,127,363	5.16
Class B	1,787,095	346,584	5.16
Class C	3,499,880	677,462	5.17
RiverSource New York Tax-Exempt
Class A	52,428,136	10,220,753	5.13
Class B	1,330,181	259,423	5.13
Class C	1,038,696	202,525	5.13
For funds with fiscal period ending September 30
Columbia Diversified Equity Income
Class A	3,516,017,269	389,395,539	9.03
Class B	246,456,142	27,221,768	9.05
Class C	66,504,755	7,373,898	9.02
Class I	213,082,965	23,613,488	9.02
Class R	10,506,228	1,168,068	8.99
Class R3	103,577,188	11,487,624	9.02
Class R4	217,778,940	24,100,425	9.04
Class R5	60,155,529	6,658,624	9.03
Class W	3,262	361	9.04
Class Z	2,502	277	9.03
Columbia Large Growth Quantitative
Class A	343,147,336	41,220,512	8.32
Class B	2,567,787	312,466	8.22
Class C	1,676,234	203,894	8.22
Class I	228,157,694	27,114,466	8.41
Class R	8,367	1,000	8.37
Class R4	8,391	1,000	8.39
Class W	176,537,944	21,144,075	8.35
Class Z	2,500	297	8.42
Columbia Large Value Quantitative
Class A	3,009,345	367,645	8.19
Class B	225,501	27,754	8.12
Class C	93,969	11,609	8.09
Class I	69,800,213	8,484,965	8.23
Class R	8,174	1,000	8.17
Class R4	14,880	1,814	8.20
Class W	173,685,076	21,218,876	8.19
Class Z	2,501	304	8.23

Statement of Additional Information – Nov. 29, 2010	Page 67

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Mid Cap Value Opportunity
Class A	$1,324,861,234	190,828,987	$6.94
Class B	92,369,516	13,858,019	6.67
Class C	45,316,976	6,804,993	6.66
Class I	117,621,210	16,645,131	7.07
Class R	16,531,042	2,401,189	6.88
Class R3	67,911,361	9,816,068	6.92
Class R4	389,349,450	55,711,660	6.99
Class R5	139,751,259	19,946,983	7.01
Class W	3,543	506	7.00
Class Z	2,524	357	7.07
Columbia Strategic Allocation
Class A	945,595,394	104,846,576	9.02
Class B	74,220,445	8,307,991	8.93
Class C	36,613,825	4,121,060	8.88
Class I	3,911	434	9.01
Class R	3,911	434	9.01
Class R4	415,695	46,005	9.04
Class Z	2,506	278	9.01
RiverSource Balanced
Class A	533,192,271	56,904,635	9.37
Class B	12,294,194	1,318,973	9.32
Class C	9,020,576	970,289	9.30
Class R	41,338	4,407	9.38
Class R4	49,539,635	5,286,958	9.37
Class R5	9,921	1,059	9.37
RiverSource Strategic Income Allocation
Class A	315,223,826	30,771,380	10.24
Class B	22,688,163	2,214,163	10.25
Class C	20,022,743	1,955,754	10.24
Class R	5,501	537	10.24
Class R4	245,350	23,962	10.24
Class R5	274,390	26,779	10.25
Seligman California Municipal High-Yield
Class A	28,747,011	4,322,399	6.65
Class C	5,744,151	862,661	6.66
Seligman California Municipal Quality
Class A	35,845,008	5,416,521	6.62
Class C	3,245,882	492,661	6.59
Seligman Minnesota Municipal
Class A	66,906,242	8,577,335	7.80
Class C	1,610,476	205,970	7.82
Seligman National Municipal
Class A	612,804,736	76,266,935	8.03
Class C	33,499,183	4,149,355	8.07
Seligman New York Municipal
Class A	76,164,778	9,168,458	8.31
Class C	8,519,499	1,023,526	8.32
Seligman TargETFund 2015
Class A	8,431,430	1,139,736	7.40
Class C	8,488,666	1,168,450	7.26
Class R	2,032,496	276,285	7.36
Class R5	28,768	3,834	7.50
Seligman TargETFund 2025
Class A	13,776,446	1,816,859	7.58
Class C	11,022,424	1,486,816	7.41
Class R	3,485,688	463,580	7.52
Class R5	18,889	2,466	7.66

Statement of Additional Information – Nov. 29, 2010	Page 68

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Seligman TargETFund 2035
Class A	$5,019,489	638,022	$7.87
Class C	2,439,566	315,523	7.73
Class R	1,566,317	199,853	7.84
Class R5	8,936	1,121	7.97
Seligman TargETFund 2045
Class A	2,987,305	378,677	7.89
Class C	1,108,662	143,166	7.74
Class R	599,863	76,061	7.89
Class R5	18,828	2,363	7.97
Seligman TargETFund Core
Class A	14,571,851	2,043,601	7.13
Class C	20,204,253	2,831,130	7.14
Class R	8,692,052	1,219,752	7.13
Class R5	49,938	7,006	7.13
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income
Class A	114,237,775	11,504,415	9.93
Class B	2,026,053	205,708	9.85
Class C	7,609,307	773,530	9.84
Class I	28,925,560	2,899,043	9.98
Class R4	9,944	1,000	9.94
Class R5	9,397	942	9.98
Class W	86,999,758	8,768,011	9.92
Columbia Asia Pacific ex-Japan
Class R5	53,643,171	4,698,479	11.42
Columbia Emerging Markets Bond
Class A	32,726,471	3,161,305	10.35
Class B	2,419,853	234,037	10.34
Class C	722,068	69,939	10.32
Class I	106,358,547	10,273,954	10.35
Class R4	23,156	2,238	10.35
Class W	117,037,431	11,319,382	10.34
Columbia Emerging Markets Opportunity
Class A	416,296,725	53,776,169	7.74
Class B	38,489,191	5,601,155	6.87
Class C	32,757,231	4,756,330	6.89
Class I	68,977,761	8,575,621	8.04
Class R	12,235,711	1,580,451	7.74
Class R4	1,186,515	147,397	8.05
Class R5	538,197	66,743	8.06
Columbia European Equity
Class A	64,717,075	13,311,370	4.86
Class B	6,123,682	1,268,930	4.83
Class C	1,156,669	240,707	4.81
Class I	6,487	1,336	4.86
Class R4	18,019	3,711	4.86
Columbia Frontier
Class A	23,379,805	2,848,890	8.21
Class B	1,118,495	169,585	6.60
Class C	8,899,070	1,342,806	6.63
Class I	999,800	114,806	8.71
Class R	81,518	10,109	8.06
Class R3	5,027	623	8.07
Class R4	9,819	1,128	8.70
Class R5	625,564	71,840	8.71

Statement of Additional Information – Nov. 29, 2010	Page 69

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Global Bond
Class A	$252,772,959	35,605,039	$7.10
Class B	29,976,819	4,198,213	7.14
Class C	5,556,941	784,634	7.08
Class I	169,716,515	23,886,385	7.11
Class R4	168,713	23,740	7.11
Class W	60,278,436	8,500,017	7.09
Columbia Global Equity
Class A	394,510,625	64,353,725	6.13
Class B	33,008,877	5,717,899	5.77
Class C	10,570,042	1,851,492	5.71
Class I	32,596,470	5,289,556	6.16
Class R	46,070	7,498	6.14
Class R3	3,897	634	6.15
Class R4	6,058,555	980,165	6.18
Class R5	17,622	2,861	6.16
Class W	3,934	639	6.16
Columbia Global Extended Alpha
Class A	2,647,582	150,018	17.65
Class B	258,403	14,788	17.47
Class C	125,035	7,154	17.48
Class I	4,366,888	246,500	17.72
Class R	8,780	500	17.56
Class R3	8,808	500	17.62
Class R4	59,122	3,345	17.67
Class R5	8,852	500	17.70
Columbia Multi-Advisor International Value
Class A	710,323,385	125,309,364	5.67
Class B	80,458,495	15,117,302	5.32
Class C	10,917,260	2,057,531	5.31
Class I	182,888,529	31,357,443	5.83
Class R4	493,430	85,118	5.80
Columbia Seligman Global Technology
Class A	325,789,863	19,750,519	16.50
Class B	21,966,464	1,541,875	14.25
Class C	69,848,512	4,900,053	14.25
Class I	23,827,145	1,442,107	16.52
Class R	5,131,007	315,762	16.25
Class R3	5,301	326	16.26
Class R4	289,226	17,518	16.51
Class R5	5,304	321	16.52
RiverSource Disciplined International Equity
Class A	49,044,997	7,030,588	6.98
Class B	7,031,214	1,021,394	6.88
Class C	1,094,910	159,170	6.88
Class I	126,948,273	18,085,070	7.02
Class R	3,525	509	6.93
Class R3	3,530	509	6.94
Class R4	69,728	9,972	6.99
Class R5	3,546	509	6.97
Class W	282,912,809	40,530,503	6.98
RiverSource Partners International Select Growth
Class A	181,148,068	31,216,716	5.80
Class B	24,733,743	4,433,114	5.58
Class C	9,527,501	1,710,456	5.57
Class I	191,323,369	32,651,792	5.86
Class R	122,389	21,139	5.79
Class R4	489,252	84,049	5.82
Class R5	938,080	159,892	5.87

Statement of Additional Information – Nov. 29, 2010	Page 70

Fund*	Net assets	Shares outstanding	Net asset value of one Share
RiverSource Partners International Small Cap
Class A	$25,159,619	4,951,093	$5.08
Class B	4,125,636	846,784	4.87
Class C	486,947	100,059	4.87
Class I	31,466,684	6,079,010	5.18
Class R4	401,664	78,176	5.14
Threadneedle Global Equity Income
Class A	21,078,520	2,483,415	8.49
Class B	2,067,434	244,105	8.47
Class C	449,282	53,062	8.47
Class I	4,190,596	493,000	8.50
Class R	8,493	1,000	8.49
Class R3	8,495	1,000	8.50
Class R4	10,456	1,230	8.50
Class R5	8,499	1,000	8.50
Threadneedle International Opportunity
Class A	257,909,909	33,503,026	7.70
Class B	20,431,810	2,710,581	7.54
Class C	6,942,369	936,735	7.41
Class I	116,826,749	15,026,177	7.77
Class R	1,110,150	142,157	7.81
Class R3	3,876	496	7.81
Class R4	226,706	28,868	7.85
Class R5	3,890	496	7.84
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond
Class A	645,167,080	173,557,831	3.72
Class B	14,670,642	3,944,081	3.72
Class C	8,445,704	2,271,237	3.72
Columbia Mid Cap Growth Opportunity
Class A	553,923,464	64,580,896	8.58
Class B	50,253,513	7,048,364	7.13
Class C	7,874,750	1,103,661	7.14
Class I	71,139,006	7,877,330	9.03
Class R4	4,055,434	458,745	8.84
RiverSource Intermediate Tax-Exempt
Class A	84,077,384	15,978,559	5.26
Class B	3,518,592	669,458	5.26
Class C	4,753,140	904,158	5.26
RiverSource Tax-Exempt High Income
Class A	2,233,824,301	533,202,685	4.19
Class B	37,295,962	8,910,422	4.19
Class C	15,135,314	3,611,273	4.19
For funds with fiscal period ending December 31
Columbia Government Money Market
Class A	89,878,036	89,888,902	1.00
Class B	4,745,466	4,744,006	1.00
Class C	13,538,936	13,518,927	1.00
Class R	3,134,050	3,134,336	1.00
Class R5	128,883	128,873	1.00

Statement of Additional Information – Nov. 29, 2010	Page 71

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Select Large-Cap Value
Class A	$202,826,281	16,478,708	$12.31
Class B	5,889,617	506,900	11.62
Class C	40,629,661	3,493,324	11.63
Class I	23,869,523	1,894,164	12.60
Class R	8,288,348	679,748	12.19
Class R3	5,402	443	12.19
Class R4	5,412	430	12.59
Class R5	718,316	56,928	12.62
Columbia Select Smaller-Cap Value
Class A	221,181,372	17,565,526	12.59
Class B	26,499,678	2,376,033	11.15
Class C	46,625,791	4,175,990	11.17
Class I	6,299,696	471,820	13.35
Class R	10,777,562	872,458	12.35
Class R3	5,568	450	12.37
Class R4	41,632	3,122	13.34
Class R5	1,807,541	135,374	13.35
Columbia Seligman Communications and Information
Class A	2,788,834,356	71,908,305	38.78
Class B	106,645,895	3,289,023	32.42
Class C	694,889,021	21,418,226	32.44
Class I	39,507,415	980,688	40.29
Class R	37,012,489	971,801	38.09
Class R3	16,436	431	38.13
Class R4	7,565	188	40.24
Class R5	14,853,268	368,766	40.28
RiverSource LaSalle Global Real Estate
Class A	3,954,525	1,131,585	3.49
Class C	3,230,557	928,401	3.48
Class I	5,868,744	1,675,386	3.50
Class R	65,688	18,792	3.50
Class R3	5,971	1,706	3.50
Class R4	7,004	2,001	3.50
Class R5	1,356,462	387,086	3.50
RiverSource LaSalle Monthly Dividend Real Estate
Class A	6,537,789	1,804,866	3.62
Class B	2,419,442	668,153	3.62
Class C	10,283,911	2,841,350	3.62
Class I	1,709,431	471,537	3.63
Class R	3,927,576	1,088,654	3.61
Class R3	6,521	1,805	3.61
Class R4	16,991	4,682	3.63
Class R5	1,357,398	375,009	3.62
Seligman Capital
Class A	157,108,911	7,820,630	20.09
Class B	5,955,476	365,780	16.28
Class C	45,861,279	2,809,562	16.32
Class I	12,192,369	581,385	20.97
Class R	10,324,166	520,475	19.84
Class R3	5,618	283	19.85
Class R4	5,632	269	20.94
Class R5	1,754,570	83,689	20.97

Statement of Additional Information – Nov. 29, 2010	Page 72

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Seligman Growth
Class A	$1,243,927,994	305,941,924	$4.07
Class B	97,446,493	30,519,910	3.19
Class C	32,821,061	10,276,754	3.19
Class I	238,196,380	56,595,677	4.21
Class R	1,088,235	272,087	4.00
Class R3	6,400	1,597	4.01
Class R4	31,688,383	7,529,168	4.21
Class R5	420,125	99,877	4.21

*	Effective Sept. 7, 2010, Class R2 was renamed as Class R.
**	Effective Sept. 7, 2010, Class D was renamed as Class A and Class E was renamed as Class Z.

For Funds other than Money Market Funds. A fund’s securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

•	Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

•

Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

•	Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

•

Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

•	Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

•

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

•

Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

•

Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Typically, short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

•

Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

•

When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

For Money Market Funds. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund’s portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired

Statement of Additional Information – Nov. 29, 2010	Page 73

at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Portfolio Holdings Disclosure

Each fund’s Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund’s Board also believes that knowledge of the fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund’s Board has therefore adopted policies and procedures relating to disclosure of the fund’s portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

Public Disclosures

The funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds’ website. The information is available on the funds’ website as described below.

•

For Equity and Balanced funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis approximately, but no earlier than, 15 calendar days after each month-end. The four most recent consecutive monthly disclosures remain posted for each fund. Such portfolio holdings information posted on the website includes the name of each portfolio security, number of shares held by the fund, value of the security and the security’s percentage of the market value of the fund’s portfolio as of month-end.

•

For Fixed Income funds, a complete list of fund portfolio holdings as of calendar quarter-end are posted on the website on a quarterly basis approximately, but no earlier than, 30 calendar days after such quarter-end, and remain posted at least until the date on which the fund files its Form N-CSR or Form N-Q with the SEC for the subsequent fiscal period. Fixed

Statement of Additional Information – Nov. 29, 2010	Page 74

income fund portfolio holdings information posted on the website shall include the name of each portfolio security, maturity/rate, par value and the security’s percentage of the market value of the fund’s portfolio as of calendar quarter-end.

•

For Money Market funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis, approximately five business days after such month-end. Commencing with the month-end holdings as of September 2010 and thereafter, such month-end holdings will be continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Additionally, as of September 2010 and thereafter, Money Market fund portfolio holdings information posted on the website will, at minimum, include with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The Money Market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding and any other information that may be required by the SEC.

Portfolio holdings of funds owned solely by affiliates of the investment manager may not be disclosed on the website. A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available on the SEC’s website within sixty (60) days of the end of a fund’s fiscal quarter.

In addition, the investment manager makes publicly available information regarding certain fund’s largest five to fifteen holdings, as a percent of the market value of the funds’ portfolios as of a month-end. This holdings information is made publicly available through the websites (riversource.com/funds for RiverSource and Threadneedle funds and seligman.com for Seligman funds), approximately fifteen (15) days following the month-end. The scope of the information that is made available on the funds’ websites pursuant to the funds’ policies may change from time to time without prior notice.

Other Disclosures

The funds’ policies and procedures provide that no disclosures of the funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds’ distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund’s sub-advisor(s) (if any), affiliates of the investment manager, the funds’ custodian, sub-custodians, the funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Each fund’s Board has adopted policies to ensure that the fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such

Statement of Additional Information – Nov. 29, 2010	Page 75

holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s legal department, Compliance, and the funds’ President. The PHC has been authorized by each fund’s Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the fund’s President, Chief Compliance Officer or General Counsel or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements:

In addition to the daily information provided to the fund’s custodians, subcustodians, administrator and investment advisers, the following disclosure arrangements are in place:

Identity of recipient	Conditions/Restrictions on use of information	Frequency of disclosure
Bitlathe	Website support for fund performance disclosure	Monthly
BlackRock, Inc.	For providing trading operations and portfolio management support.	Daily
Bloomberg, L.P.	For independent research of funds. Sent monthly, approximately 30 days after month end.	Monthly
Bowne & Co.	For printing of proxies and annual updates to prospectuses and SAIs.	As needed
Cenveo, Inc.	For printing of prospectuses, supplements, SAIs and shareholder reports.	As needed
Factset Research Systems	For provision of quantitative analytics, charting and fundamental data to the investment manager.	Daily
Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	For evaluation and assessment of trading activity, execution and practices by the investment manager.	Daily
InvestorTools, Inc.	Provide descriptive data for municipal securities	Daily
Morningstar, Inc.	For independent research and ranking of funds. Sent monthly, approximately 25 days after month end.	Monthly
RiskMetrics Group (formerly Institutional Shareholder Services)	Proxy voting administration and research on proxy matters.	Daily
Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly

Statement of Additional Information – Nov. 29, 2010	Page 76

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. For over 30 years, the Board, which consists of a majority of independent Board members, has determined policies and voted proxies. The funds’ investment manager and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

Corporate Governance Matters — The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with management’s recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

•

Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

Shareholder Rights Plans — The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

Auditors — The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Stock Option Plans and Other Management Compensation Issues — The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively.

The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues — The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our

Statement of Additional Information – Nov. 29, 2010	Page 77

fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (as defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, Columbia Management, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. Columbia Management may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries) — Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan — The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds — Certain funds may invest in shares of other funds in the Fund Family (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

Statement of Additional Information – Nov. 29, 2010	Page 78

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through riversource.com/funds or searching the website of the SEC at www.sec.gov.

Investing in a Fund

The Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Legacy Columbia funds (see Appendix E). The RiverSource funds (including the Seligman and Threadneedle branded funds) are collectively referred to as the Legacy RiverSource funds (see Appendix F).

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (“CDSC”) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the class’ public offering price. For funds other than money market funds and, as noted below in Table 9, certain other funds, the public offering price for Class A shares is the NAV of one share adjusted for the sales charge applicable to the class. For money market funds and, as noted below in Table 9, certain other funds, the public offering price is the NAV. For all funds, for Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z there is no initial sales charge so the public offering price is the same as the NAV.

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following tables. The table is organized by investment category. You can find your fund’s investment category in Table 1.

Table 9. Class A Initial Sales Charge

		Sales charge(a)	as a percentage of:
Fund category	Total market value	Public offering price(b)	Net amount Invested
Balanced, Equity, Fund-of-funds – equity*	$0 – $49,999	5.75%	6.10%
	$50,000 – $99,999	4.50%	4.71%
	$100,000 –$249,999	3.50%	3.63%
	$250,000 –$499,999	2.50%	2.56%
	$500,000 –$999,999	2.00%	2.04%
	$1,000,000 or more(c),(d)	0.00%	0.00%
Fund-of-funds – fixed income, State tax- exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$0 – $49,999	4.75%	4.99%
	$50,000 – $99,999	4.25%	4.44%
	$100,000 – $249,999	3.50%	3.63%
	$250,000 –$499,999	2.50%	2.56%
	$500,000 –$999,999	2.00%	2.04%
	$1,000,000 or more(c),(d)	0.00%	0.00%
For Columbia Absolute Return Currency and Income Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund, Columbia Limited Duration Credit Fund, RiverSource Intermediate Tax-Exempt Fund and RiverSource Short Duration U.S. Government Fund	$0 – $99,999	3.00%	3.09%
	$100,000 – $249,999	2.50%	2.56%
	$250,000 – $499,999	2.00%	2.04%
	$500,000 – $999,999	1.50%	1.52%
	$1,000,000 or more(c),(d)	0.00%	0.00%

*	RiverSource S&P 500 Index Fund is not subject to a front-end sales change on Class A shares.

Statement of Additional Information – Nov. 29, 2010	Page 79

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(b)	Purchase price includes the sales charge.
(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.
(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 10. Public Offering Price

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$9.76	0.9525	$10.25
Columbia Income Builder Fund II	9.47	0.9525	9.94
Columbia Income Builder Fund III	9.44	0.9525	9.91
Columbia Portfolio Builder Aggressive	8.62	0.9425	9.15
Columbia Portfolio Builder Conservative	9.77	0.9525	10.26
Columbia Portfolio Builder Moderate	9.46	0.9425	10.04
Columbia Portfolio Builder Moderate Aggressive	9.03	0.9425	9.58
Columbia Portfolio Builder Moderate Conservative	9.61	0.9525	10.09
Columbia Portfolio Builder Total Equity	8.20	0.9425	8.70
RiverSource S&P 500 Index (for Class D, now known as Class A)	3.55	No sales charge	3.55
RiverSource Small Company Index	3.90	0.9425	4.14
For funds with fiscal period ending March 31
Columbia Equity Value	9.63	0.9425	10.22
RiverSource Precious Metals and Mining	12.22	0.9425	12.97
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	15.27	0.9425	16.20
Columbia Recovery and Infrastructure	19.66	0.9425	20.86
Columbia Retirement Plus 2010	8.53	0.9425	9.05
Columbia Retirement Plus 2015	8.53	0.9425	9.05
Columbia Retirement Plus 2020	8.06	0.9425	8.55
Columbia Retirement Plus 2025	8.06	0.9425	8.55
Columbia Retirement Plus 2030	8.08	0.9425	8.57
Columbia Retirement Plus 2035	7.99	0.9425	8.48
Columbia Retirement Plus 2040	7.77	0.9425	8.24
Columbia Retirement Plus 2045	7.93	0.9425	8.41

Statement of Additional Information – Nov. 29, 2010	Page 80

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending May 31
Columbia High Yield Bond	$2.61	0.9525	$2.74
Columbia Multi-Advisor Small Cap Value	4.91	0.9425	5.21
Columbia U.S. Government Mortgage	5.16	0.9525	5.42
RiverSource Partners Fundamental Value	4.36	0.9425	4.63
RiverSource Short Duration U.S. Government	4.75	0.9700	4.90
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	6.31	0.9425	6.69
RiverSource Real Estate	9.23	0.9425	9.79
For funds with fiscal period ending July 31
Columbia Floating Rate	8.54	0.9700	8.80
Columbia Income Opportunities	9.72	0.9525	10.20
Columbia Inflation Protected Securities	10.36	0.9700	10.68
Columbia Large Core Quantitative	4.74	0.9425	5.03
Columbia Limited Duration Credit	9.94	0.9700	10.25
Columbia Money Market	1.00	No sales charge	1.00
RiverSource Disciplined Small and Mid Cap Equity	7.41	0.9425	7.86
RiverSource Disciplined Small Cap Value	7.89	0.9425	8.37
For funds with fiscal period ending August 31
Columbia Diversified Bond	5.07	0.9525	5.32
Columbia Minnesota Tax-Exempt	5.47	0.9525	5.74
RiverSource California Tax-Exempt	5.16	0.9525	5.42
RiverSource New York Tax-Exempt	5.13	0.9525	5.39
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	9.03	0.9425	9.58
Columbia Large Growth Quantitative	8.32	0.9425	8.83
Columbia Large Value Quantitative	8.19	0.9425	8.69
Columbia Mid Cap Value Opportunity	6.94	0.9425	7.36
Columbia Strategic Allocation	9.02	0.9425	9.57
RiverSource Balanced	9.37	0.9425	9.94
RiverSource Strategic Income Allocation	10.24	0.9525	10.75
Seligman California Municipal High-Yield	6.65	0.9525	6.98
Seligman California Municipal Quality	6.62	0.9525	6.95
Seligman Minnesota Municipal	7.80	0.9525	8.19
Seligman National Municipal	8.03	0.9525	8.43
Seligman New York Municipal	8.31	0.9525	8.72
Seligman TargETFund 2015	7.40	0.9425	7.85
Seligman TargETFund 2025	7.58	0.9425	8.04
Seligman TargETFund 2035	7.87	0.9425	8.35
Seligman TargETFund 2045	7.89	0.9425	8.37
Seligman TargETFund Core	7.13	0.9425	7.56

Statement of Additional Information – Nov. 29, 2010	Page 81

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$9.93	0.9700	$10.24
Columbia Asia Pacific ex-Japan (for Class R5)	11.42	N/A	N/A
Columbia Emerging Markets Bond	10.35	0.9525	10.87
Columbia Emerging Markets Opportunity	7.74	0.9425	8.21
Columbia European Equity	4.86	0.9425	5.16
Columbia Frontier	8.21	0.9425	8.71
Columbia Global Bond	7.10	0.9525	7.45
Columbia Global Equity	6.13	0.9425	6.50
Columbia Global Extended Alpha	17.65	0.9425	18.73
Columbia Multi-Advisor International Value	5.67	0.9425	6.02
Columbia Seligman Global Technology	16.50	0.9425	17.51
RiverSource Disciplined International Equity	6.98	0.9425	7.41
RiverSource Partners International Select Growth	5.80	0.9425	6.15
RiverSource Partners International Small Cap	5.08	0.9425	5.39
Threadneedle Global Equity Income	8.49	0.9425	9.01
Threadneedle International Opportunity	7.70	0.9425	8.17
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	3.72	0.9525	3.91
Columbia Mid Cap Growth Opportunity	8.58	0.9425	9.10
RiverSource Intermediate Tax-Exempt	5.26	0.9700	5.42
RiverSource Tax-Exempt High Income	4.19	0.9525	4.40
For funds with fiscal period ending December 31
Columbia Government Money Market	1.00	No sales charge	1.00
Columbia Select Large-Cap Value	12.31	0.9425	13.06
Columbia Select Smaller-Cap Value	12.59	0.9425	13.36
Columbia Seligman Communications and Information	38.78	0.9425	41.15
RiverSource LaSalle Global Real Estate	3.49	0.9425	3.70
RiverSource LaSalle Monthly Dividend Real Estate	3.62	0.9425	3.84
Seligman Capital	20.09	0.9425	21.32
Seligman Growth	4.07	0.9425	4.32

Class A — Statement or Letter of Intent (LOI)

If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge you pay on investments in Class A, Class E or Class T shares by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor of the funds. You will have up to 13 months from the date of your LOI to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included for purposes of meeting your commitment under the LOI. For example, a shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds’ Class A shares over the next 13 months in order to fulfill the LOI commitment, during which time the shareholder receives reduced front-end sales charge(s) on investments. Your investments during this 13-month period will be charged the sales charge that applies to the amount you have committed to invest under the LOI. A portion of your commitment will be invested in Class A, Class E or Class T shares, as the case may be, and placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow (less any amount necessary to pay sales charges to the extent the LOI commitment was not met, as described below). Once the LOI has ended or your investments entitle you to a lower sale charge than would otherwise be available to you under the LOI, future sales charges will be determined by Rights of Accumulation (ROA) as described in the prospectus. If you do not invest the commitment amount by the end of the 13-month period, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares. For

Statement of Additional Information – Nov. 29, 2010	Page 82

example, if your LOI commits you to purchases Class A shares, the commitment amount does not include purchases in these classes of shares; does not include any new reinvested dividends and directed dividends earned in any funds during the 13-month period; and purchases of money market funds unless they are subsequently exchanged for shares of a non-money market fund (other than Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of such non-money market fund) within the 13-month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial intermediary in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

Class A Shares

Class A shares may be sold at net asset value to certain persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public. If you are eligible to purchase Class A shares without a sales charge, you should inform your financial advisor, selling and/or servicing agent or the fund’s transfer agent of such eligibility and be prepared to provide proof thereof. For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to a selling and/or servicing agent effecting the purchase, a CDSC may be charged if you sell your shares within, except as provided below, 18 months after purchase, charged as follows: a 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. A CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Initial Sales Charge — Waivers of the sales charge for Class A shares. Sales charges do not apply to:

•	shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

•

participants of “eligible employee benefit plans” including 403(b)plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and Dec. 31, 2008 (each a Qualifying 403(b)Plan). In order for participants in one of these 403(b)plans to receive this waiver, at least one participant account of the 403(b)plan must have been funded at Ameriprise Financial Services prior to Dec. 31, 2009. This waiver may be discontinued for any Qualifying 403(b)Plan, in the sole discretion of the distributor, after Dec. 31, 2009.

•	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act.

•

plans that (i) own Class B shares of any Seligman fund and (ii) participate in Seligman Growth 401(k) through Ascensus’s (formerly BISYS) third party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value on or prior to Sept. 3, 2010 are subject to a CDSC on shares purchased within 18 months prior to plan termination, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

•

to participants in retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in Sections 401(a), 401(k), 403(b)or 457 of the Internal Revenue Code and “rabbi trusts” for which Charles Schwab & Co., Inc. acts as broker dealer.

•	to participants in plans established at the transfer agent (Seligman funds only) prior to January 7, 2008, the plan had $500,000 or 50 participants when the shares were initially purchased.

•

to participants in retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements as alliance program partners with the funds and/or the distributor specifically for such purchases.

•	to other funds pursuant to a “fund-of-funds” arrangement provided that the fund is distributed by the distributor.

•

any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases when Class Z shares is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

Statement of Additional Information – Nov. 29, 2010	Page 83

Initial Sales Charge — Waivers of the sales charge for Class T shares.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchanges for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date those funds were reorganized into Galaxy Funds.

CDSC — Waivers of the CDSC for Class A, Class C, Class E, and Class T shares. The CDSC will be waived on sales of Class A, Class C, Class E, and Class T shares:

•

in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

The CDSC will be waived on sales of Class A, Class B and Class C shares of a Legacy Columbia fund purchased prior to September 7, 2010:

•

after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•	by health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Bank of America.*

•

for the following purposes (i) to make medical payments that exceed 7.5% of income and (ii) to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•

pursuant to the Fund’s Systematic Withdrawal Plan established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on sales through the Fund’s Systematic Withdrawal Plan until this requirement is met.

•

in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Internal Revenue Code following normal retirement or the attainment of age 59 1/2.**

•	in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.
**	For direct trades on non-prototype retirement accounts where the date of birth of the fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the fund or the transfer agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class B Shares — Closed

The funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail in the fund’s prospectus.

Class B shares have a CDSC. For purposes of calculating the CDSC on shares of a fund purchased after the close of business on Sept. 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on Sept. 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your Class B shares, the fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the funds.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on sales of shares:

•

in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities

Statement of Additional Information – Nov. 29, 2010	Page 84

Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

•

of Legacy RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan.

•

of Legacy RiverSource funds held in IRAs or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is:

•	at least 59 1/2 years old and taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived)*, or

•	selling under an approved substantially equal periodic payment arrangement.

•

of sales of Class B shares of Legacy RiverSource funds purchased prior to Sept. 7, 2010 sold under an approved substantially equal periodic payment arrangement (applies to retirement accounts when a shareholder sets up an arrangement with the Internal Revenue Service).**

*	You must notify the fund or the transfer agent prior to redeeming shares of the applicability of the CDSC waiver, but final decision of the applicability of the CDSC waiver is contingent on approval of the fund or the transfer agent.
**	Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class C Shares

Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

Class I Shares

Class I shares are only available to the funds. Class I shares are sold without a front-end sales charge or CDSC.

Class R, Class R3, Class R4 and Class R5 Shares

Class R, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors identified in the fund’s prospectus. Class R, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R and Class R3 shares are subject to a distribution fee (for Class R shares of a Legacy RiverSource fund, a portion of such fee may be paid for shareholder services). Class R3 and R4 shares are subject to a plan administration fee (which is not a 12b-1 related free). The following investors are eligible to purchase Class R, Class R3, Class R4 and Class R5 shares:

Class R Shares (formerly Class R2 shares)

Class R shares are available to eligible health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Ameriprise Financial, and the following eligible retirement plans:

•	401(k) plans; 457 plans;

•	employer-sponsored 403(b)plans;

•	profit sharing and money purchase pension plans;

•	defined benefit plans; and

•	non-qualified deferred compensation plans.

Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b)plans or 529 tuition programs. Contact the funds or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares will be closed to new investors as of the close of business on Dec. 31, 2010.

Class R3, Class R4 and Class R5 are available to:

•	Qualified employee benefit plans;

Statement of Additional Information – Nov. 29, 2010	Page 85

•	Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

•	Nonqualified deferred compensation plans;

•	State sponsored college savings plans established under Section 529 of the Internal Revenue Code; and

•	Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, the following eligible investors may purchase Class R5 shares:

•	Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds); and

•	Bank Trusts.

Class W Shares

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

Class Z Shares

Class Z shares are sold without a front-end sales charge or a CDSC.

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectus and the SAI. In addition to the categories of Class Z investors described in the prospectus, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

In addition, for Class I, Class R, Class W and Class Z shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

•	The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

•	Disposal of a fund’s securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

•	The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Statement of Additional Information – Nov. 29, 2010	Page 86

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

Statement of Additional Information – Nov. 29, 2010	Page 87

Capital Loss Carryover

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as provided in the table below. Because the measurement periods for a regulated investment company’s income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end (“post-October loss”) as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 11. Capital Loss Carryover

	Total Capital Loss Carryovers
		Amount Expiring in
Fund		2011	2012	2013	2014	2015	2016	2017	2018	2019
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$19,447,298	$0	$0	$0	$0	$0	$0	$2,942,103	$15,861,057	$644,138
Columbia Income Builder Fund II	$59,928,714	$0	$0	$0	$0	$0	$0	$7,376,558	$51,037,474	$1,514,682
Columbia Income Builder Fund III	$37,439,030	$0	$0	$0	$0	$0	$0	$5,920,892	$31,518,138	$0
Columbia Portfolio Builder Aggressive	$37,879,654	$0	$0	$0	$0	$0	$0	$6,629,032	$28,221,611	$3,029,011
Columbia Portfolio Builder Conservative	$4,428,658	$0	$0	$0	$0	$0	$0	$0	$4,265,389	$163,269
Columbia Portfolio Builder Moderate	$48,604,696	$0	$0	$0	$0	$0	$0	$7,597,638	$37,758,600	$3,248,458
Columbia Portfolio Builder Moderate Aggressive	$68,142,574	$0	$0	$0	$0	$0	$0	$4,898,399	$57,879,727	$5,364,448
Columbia Portfolio Builder Moderate Conservative	$17,455,318	$0	$0	$0	$0	$0	$0	$1,062,939	$15,811,121	$581,258
Columbia Portfolio Builder Total Equity	$42,147,214	$0	$0	$0	$0	$0	$0	$7,784,164	$30,165,767	$4,197,283
RiverSource S&P 500 Index	$4,733,437	$0	$0	$1,980,165	$235,890	$66,065	$0	$0	$2,105,466	$345,851
RiverSource Small Company Index	$43,209,451	$0	$0	$0	$0	$0	$0	$0	$41,195,692	$2,013,759
For funds with fiscal period ending March 31
Columbia Equity Value	$133,819,916	$0	$0	$0	$0	$0	$96,368	$40,190,239	$93,533,309	$0
RiverSource Precious Metals and Mining	$14,911,599	$0	$0	$0	$0	$0	$0	$14,911,599	$0	$0
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	$11,229,719	$0	$0	$0	$0	$0	$0	$3,090,734	$8,138,985	$0
Columbia Recovery and Infrastructure	$0	—	—	—	—	—	—	—	—	—
Columbia Retirement Plus 2010	$3,454,336	$0	$0	$0	$0	$0	$0	$428,181	$2,827,856	$198,299
Columbia Retirement Plus 2015	$4,269,531	$0	$0	$0	$0	$0	$0	$704,342	$3,055,770	$509,419
Columbia Retirement Plus 2020	$5,656,636	$0	$0	$0	$0	$0	$0	$502,050	$4,705,880	$448,706
Columbia Retirement Plus 2025	$4,543,260	$0	$0	$0	$0	$0	$0	$662,473	$3,488,786	$392,001
Columbia Retirement Plus 2030	$4,050,556	$0	$0	$0	$0	$0	$0	$623,603	$2,895,797	$531,156
Columbia Retirement Plus 2035	$1,679,848	$0	$0	$0	$0	$0	$0	$312,553	$1,217,126	$150,169
Columbia Retirement Plus 2040	$955,784	$0	$0	$0	$0	$0	$0	$370,260	$565,348	$20,176
Columbia Retirement Plus 2045	$468,723	$0	$0	$0	$0	$0	$0	$84,212	$248,395	$136,116

Statement of Additional Information – Nov. 29, 2010	Page 88

	Total Capital Loss Carryovers
		Amount Expiring in
Fund		2011	2012	2013	2014	2015	2016	2017	2018	2019
For funds with fiscal period ending May 31
Columbia High Yield Bond	$815,795,304	$552,664,309	$0	$0	$19,078,058	$0	$9,388,877	$179,604,128	$55,059,932	$0
Columbia Multi-Advisor Small Cap Value	$66,320,839	$0	$0	$0	$0	$0	$0	$20,926,946	$45,393,893	$0
Columbia U.S. Government Mortgage	$12,077,144	$0	$0	$0	$0	$0	$0	$410,120	$11,667,024	$0
RiverSource Partners Fundamental Value	$113,804,431	$0	$0	$0	$0	$0	$0	$26,053,833	$82,755,092	$4,995,506
RiverSource Short Duration U.S. Government	$93,995,687	$0	$1,261,719	$38,180,597	$22,499,962	$9,579,187	$0	$3,846,817	$18,627,405	$0
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	$573,711,900	$343,927,468	$0	$0	$0	$0	$0	$36,972,874	$165,774,622	$27,036,936
RiverSource Real Estate	$45,007,629	$0	$0	$0	$0	$0	$0	$1,114,883	$43,892,746	$0
For funds with fiscal period ending July 31
Columbia Floating Rate	$69,735,278	$0	$0	$0	$0	$33,562	$3,488,601	$29,093,899	$35,393,394	$1,725,822
Columbia Income Opportunities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Inflation Protected Securities	$17,202,378	$0	$0	$0	$0	$0	$0	$8,424,851	$8,777,527	$0
Columbia Large Core Quantitative	$2,641,007,182	$0	$0	$0	$0	$0	$420,044,596	$1,377,208,066	$628,476,902	$215,277,618
Columbia Limited Duration Credit	$9,271,761	$0	$0	$0	$0	$2,206,552	$0	$825,807	$4,896,866	$1,342,536
Columbia Money Market	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
RiverSource Disciplined Small and Mid Cap Equity	$7,615,730	$0	$0	$0	$0	$0	$0	$7,615,730	$0	$0
RiverSource Disciplined Small Cap Value	$6,228,634	$0	$0	$0	$0	$0	$0	$6,228,634	$0	$0
For funds with fiscal period ending August 31
Columbia Diversified Bond	$22,648,830	$0	$5,227,159	$3,354,885	$10,357,129	$0	$0	$3,709,657	$0	$0
Columbia Minnesota Tax-Exempt	$173,241	$0	$0	$0	$0	$0	$0	$173,241	$0	$0
RiverSource California Tax-Exempt	$2,029,072	$0	$0	$0	$0	$0	$359,905	$1,247,347	$421,820	$0
RiverSource New York Tax-Exempt	$643,568	$0	$0	$0	$0	$0	$3,664	$341,015	$298,889	$0
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	$1,201,620,786	$0	$0	$0	$0	$0	$247,351	$47,002,150	$1,154,371,285	$0
Columbia Large Growth Quantitative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Large Value Quantitative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Mid Cap Value Opportunity	$627,066,547	$0	$0	$0	$0	$0	$34,137,314	$96,087,907	$488,027,261	$8,814,065
Columbia Strategic Allocation	$417,943,061	$0	$0	$0	$0	$0	$0	$21,514,298	$320,258,879	$76,169,884
RiverSource Balanced	$551,180,261	$368,676,980	$24,886,878	$0	$0	$0	$8,353,706	$38,698,637	$110,564,060	$0
RiverSource Strategic Income Allocation	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Seligman California Municipal High-Yield	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Seligman California Municipal Quality	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Seligman Minnesota Municipal	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Seligman National Municipal	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Seligman New York Municipal	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Seligman TargETFund 2015	$6,124,875	$0	$0	$0	$0	$0	$0	$1,531,175	$4,184,949	$408,751
Seligman TargETFund 2025	$3,097,963	$0	$0	$0	$0	$0	$0	$158,889	$1,941,578	$997,496
Seligman TargETFund 2035	$843,668	$0	$0	$0	$0	$0	$0	$40,056	$257,532	$546,080
Seligman TargETFund 2045	$668,566	$0	$0	$0	$0	$0	$0	$25,322	$542,428	$100,816
Seligman TargETFund Core	$11,074,184	$0	$0	$0	$0	$0	$0	$901,259	$9,512,257	$660,668

Statement of Additional Information – Nov. 29, 2010	Page 89

	Total Capital Loss Carryovers	Amount Expiring in
Fund		2010	2011	2012	2013	2014	2015	2016	2017	2018
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$5,945,153	$0	$0	$0	$0	$0	$0	$0	$5,945,153	$0
Columbia Asia Pacific ex-Japan	$0	—	—	—	—	—	—	—	—	—
Columbia Emerging Markets Bond	$17,157,025	$0	$0	$0	$0	$0	$0	$2,399,388	$14,757,637	$0
Columbia Emerging Markets Opportunity	$98,672,638	$0	$0	$0	$0	$0	$0	$28,498,591	$70,174,047	$0
Columbia European Equity	$44,533,168	$16,514,517	$5,021,215	$0	$0	$0	$0	$4,272,956	$18,724,480	$0
Columbia Frontier	$8,888,714	$0	$0	$0	$0	$0	$0	$1,048,243	$7,840,471	$0
Columbia Global Bond	$15,099,745	$3,665,049	$0	$0	$0	$498,771	$0	$2,328,738	$8,607,187	$0
Columbia Global Equity	$339,519,748	$143,688,441	$30,509,951	$0	$0	$0	$2,715,902	$62,625,028	$99,980,426	$0
Columbia Global Extended Alpha	$1,407,944	$0	$0	$0	$0	$0	$0	$577,229	$830,715	$0
Columbia Multi-Advisor International Value	$340,858,587	$0	$0	$0	$0	$0	$0	$0	$340,858,587	$0
Columbia Seligman Global Technology	$294,571,144	$193,291,798	$17,073,210	$0	$0	$0	$17,310,562	$37,526,708	$29,368,866	$0
RiverSource Disciplined International Equity	$285,672,442	$0	$0	$0	$0	$0	$0	$23,521,188	$262,151,254	$0
RiverSource Partners International Select Growth	$185,090,340	$0	$0	$0	$0	$0	$823,328	$67,466,960	$116,800,052	$0
RiverSource Partners International Small Cap	$36,130,012	$0	$0	$0	$0	$0	$0	$16,740,416	$19,389,596	$0
Threadneedle Global Equity Income	$1,477,274	$0	$0	$0	$0	$0	$0	$182,867	$1,294,407	$0
Threadneedle International Opportunity	$204,715,335	$59,231,998	$38,262,972	$0	$0	$0	$0	$12,069,463	$95,150,902	$0
For funds with fiscal period ending November 30
Columbia Mid Cap Growth Opportunity	$66,514,603	$0	$0	$0	$0	$0	$0	$20,714,703	$45,799,900	$0
Columbia AMT-Free Tax-Exempt Bond	$18,155,779	$0	$0	$0	$0	$729,269	$0	$9,046,561	$8,379,949	$0
RiverSource Tax-Exempt High Income	$88,820,109	$0	$0	$0	$0	$0	$0	$30,950,938	$57,869,171	$0
RiverSource Intermediate Tax-Exempt	$704,163	$0	$0	$0	$0	$177,579	$0	$361,418	$165,166	$0
For funds with fiscal period ending December 31
Columbia Government Money Market	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Select Large-Cap Value	$3,224,311	$0	$0	$0	$0	$0	$0	$0	$0	$3,224,311
Columbia Select Smaller-Cap Value	$153,343,213	$0	$0	$0	$0	$0	$22,627,649	$115,478,130	$15,237,434	$0
Columbia Seligman Communications and Information	$207,486,080	$0	$12,308,398	$0	$0	$0	$0	$97,889,818	$97,287,864	$0
RiverSource LaSalle Global Real Estate	$16,375,351	$0	$0	$0	$0	$0	$585,168	$5,289,122	$9,426,119	$1,074,942
RiverSource LaSalle Monthly Dividend Real Estate	$40,689,222	$0	$0	$0	$0	$0	$0	$14,370,083	$26,294,548	$24,591
Seligman Capital	$176,270,293	$50,722,077	$0	$0	$0	$0	$0	$63,824,881	$60,299,879	$1,423,456
Seligman Growth	$1,416,163,210	$234,134,706	$0	$0	$0	$0	$107,614,532	$1,048,921,057	$25,492,915	$0

Statement of Additional Information – Nov. 29, 2010	Page 90

Taxes

Subchapter M Compliance

Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. Each fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund’s investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund’s gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund’s assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund’s assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, “all of” a shareholder’s distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren’t sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund’s total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service (IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders’ federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

See Appendix B for more information regarding state tax-exempt funds.

Statement of Additional Information – Nov. 29, 2010	Page 91

Exchanges, Purchases and Sales

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual’s cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 – $1,000.00), you have a $157.50 gain ($1,100.00 – $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund’s investment category. You can find your fund’s investment category in Table 1.

For State Tax-Exempt Fixed Income and Tax-Exempt Fixed Income Funds, all distributions of net investment income during the fund’s fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

For Balanced, Equity, Funds-of-Funds, Taxable Money Market and Taxable Fixed Income Funds, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Distributions

Dividends

Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.

Statement of Additional Information – Nov. 29, 2010	Page 92

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2010. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 12. Corporate Deduction and Qualified Dividend Income

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending January 31
Columbia Income Builder Fund	20.79%	23.21%
Columbia Income Builder Fund II	19.04	22.16
Columbia Income Builder Fund III	13.81	17.15
Columbia Portfolio Builder Aggressive	60.55	90.45
Columbia Portfolio Builder Conservative	100.00	100.00
Columbia Portfolio Builder Moderate	27.70	41.29
Columbia Portfolio Builder Moderate Aggressive	43.07	64.31
Columbia Portfolio Builder Moderate Conservative	18.56	27.43
Columbia Portfolio Builder Total Equity	91.77	100.00
RiverSource S&P 500 Index	100.00	100.00
RiverSource Small Company Index	100.00	100.00
For funds with fiscal period ending March 31
Columbia Equity Value	100.00	100.00
RiverSource Precious Metals and Mining	5.22	20.29
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	100.00	100.00
Columbia Recovery and Infrastructure	35.61	42.61
Columbia Retirement Plus 2010	45.41	50.54
Columbia Retirement Plus 2015	47.80	54.77
Columbia Retirement Plus 2020	53.80	62.70
Columbia Retirement Plus 2025	60.75	70.54
Columbia Retirement Plus 2030	61.11	70.71
Columbia Retirement Plus 2035	60.82	70.52
Columbia Retirement Plus 2040	61.81	71.38
Columbia Retirement Plus 2045	67.54	77.42

Statement of Additional Information – Nov. 29, 2010	Page 93

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending May 31
Columbia High Yield Bond	0%	0%
Columbia Multi-Advisor Small Cap Value	0	0
Columbia U.S. Government Mortgage	0	0
RiverSource Partners Fundamental Value	100.00	100.00
RiverSource Short Duration U.S. Government	0	0
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	91.83	100.00
RiverSource Real Estate	0.35	7.02
For funds with fiscal period ending July 31
Columbia Floating Rate	0.06	0.06
Columbia Income Opportunities	0	0
Columbia Inflation Protected Securities	0	0
Columbia Limited Duration Credit	0	0
Columbia Large Core Quantitative	100.00	100.00
Columbia Money Market	0	0
RiverSource Disciplined Small and Mid Cap Equity	100.00	100.00
RiverSource Disciplined Small Cap Value	100.00	100.00
For funds with fiscal period ending August 31
Columbia Diversified Bond	0	0
Columbia Minnesota Tax-Exempt	0	0
RiverSource California Tax-Exempt	0	0
RiverSource New York Tax-Exempt	0	0
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	100.00	100.00
Columbia Large Growth Quantitative	85.76	86.24
Columbia Large Value Quantitative	28.01	28.85
Columbia Mid Cap Value Opportunity	100.00	100.00
Columbia Strategic Allocation	65.79	81.93
RiverSource Balanced	66.79	77.86
RiverSource Strategic Income Allocation	0.01	0.06
Seligman California Municipal High-Yield	0	0
Seligman California Municipal Quality	0	0
Seligman Minnesota Municipal	0	0
Seligman National Municipal	0	0
Seligman New York Municipal	0	0
Seligman TargETFund 2015	76.89	100.00
Seligman TargETFund 2025	100.00	100.00
Seligman TargETFund 2035	43.43	100.00
Seligman TargETFund 2045	100.00	100.00
Seligman TargETFund Core	69.26	90.52

Statement of Additional Information – Nov. 29, 2010	Page 94

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	0%	0%
Columbia Asia Pacific ex-Japan	0	53.84
Columbia Emerging Markets Bond	0	0
Columbia Emerging Markets Opportunity	0.27	81.67
Columbia European Equity	0	100.00
Columbia Frontier	0	0
Columbia Global Bond	0	0
Columbia Global Equity	77.49	100.00
Columbia Global Extended Alpha	0	0
Columbia Multi-Advisor International Value	2.08	100.00
Columbia Seligman Global Technology	0	0
RiverSource Disciplined International Equity	0.25	100.00
RiverSource Partners International Select Growth	2.04	100.00
RiverSource Partners International Small Cap	0	0
Threadneedle Global Equity Income	29.74	100.00
Threadneedle International Opportunity	0	100.00
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	0	0
Columbia Mid Cap Growth Opportunity	0	0
RiverSource Intermediate Tax-Exempt	0	0
RiverSource Tax-Exempt High Income	0	0
For funds with fiscal period ending December 31
Columbia Government Money Market	0	0
Columbia Select Large-Cap Value	100.00	100.00
Columbia Select Smaller-Cap Value	0	100.00
Columbia Seligman Communications and Information	0	0
RiverSource LaSalle Global Real Estate	0	2.58
RiverSource LaSalle Monthly Dividend Real Estate	0	2.09
Seligman Capital	0	0
Seligman Growth	100.00	100.00

Capital Gains Distributions

Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Statement of Additional Information – Nov. 29, 2010	Page 95

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Return of Capital

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder’s original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder’s tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

Withholding

Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

Seligman TargETFunds. Each of Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025 and Seligman TargETFund 2015 (Target Date Funds) will automatically be combined with Seligman TargETFund Core during their respective target year. The investment manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of TargETFund Core at net asset value, with the shares of TargETFund Core then distributed to shareholders of the applicable Target Date Fund. Based on current tax rules, the investment manager expects the combination to be effected in a non-taxable transaction. Changes in such tax rules or applicable law or other developments could negatively impact the combination of the Target Date Funds with Seligman TargETFund Core.

Due to the impossibility of predicting whether changes in law or other developments may impact the fairness or overall desirability of the combination of any two funds ten or more years in the future, the Board of the Seligman TargETFunds

Statement of Additional Information – Nov. 29, 2010	Page 96

will evaluate each combination in the year it is scheduled to occur under the standards of Rule 17a-8 under the 1940 Act and general principles of fairness, and may approve modifications to the methodology or terminate the combination if it determines that doing so would be in the best interests of shareholders. Any modifications to the manner of combining funds will be presented to shareholders for approval if such approval is required under applicable law.

Service Providers

INVESTMENT MANAGEMENT SERVICES

Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) is the investment manager for each fund. Under the Investment Management Services Agreements, the investment manager, subject to the policies set by the Board, provides investment management services to the funds.

For Seligman funds, Columbia Management serves as the investment manager effective Nov. 7, 2008, with the completion of the acquisition of J. & W. Seligman & Co. Incorporated by the investment manager and with shareholders having previously approved a new investment management services agreement between the funds and the investment manager.

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

Table 13. Investment Management Services Agreement Fee Schedule

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
Columbia 120/20 Contrarian Equity	First $	0.25	0.950%	0.950%
	Next $	0.25	0.930%
	Next $	0.50	0.910%
	Over $	1.0	0.890%
Columbia Absolute Return Currency and Income	First $	1.0	0.890%	0.890%
	Next $	1.0	0.865%
	Next $	1.0	0.840%
	Next $	3.0	0.815%
	Next $	1.5	0.790%
	Next $	1.5	0.775%
	Next $	1.0	0.770%
	Next $	5.0	0.760%
	Next $	5.0	0.750%
	Next $	4.0	0.740%
	Next $	26.0	0.720%
	Over $	50.0	0.700%
Columbia AMT-Free Tax-Exempt Bond	First $	1.0	0.410%	0.410%
	Next $	1.0	0.385%
	Next $	1.0	0.360%
	Next $	3.0	0.335%
	Next $	1.5	0.310%
	Next $	2.5	0.300%
	Next $	5.0	0.290%
	Next $	9.0	0.280%
	Next $	26.0	0.260%
	Over $	50.0	0.250%

Statement of Additional Information – Nov. 29, 2010	Page 97

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
Columbia Asia Pacific ex-Japan	First $	0.25	0.800%	Columbia Asia Pacific ex-Japan – 0.800%
Columbia European Equity	Next $	0.25	0.775%	Columbia European Equity – 0.800%
Columbia Global Equity	Next $	0.25	0.750%	Columbia Global Equity – 0.788%
RiverSource Disciplined International Equity	Next $	0.25	0.725%	RiverSource Disciplined International Equity –0.788%
	Next $	1.0	0.700%	Threadneedle Global Equity Income – 0.800%
Threadneedle Global Equity Income	Next $	5.5	0.675%	Threadneedle International Opportunity – 0.790%
Threadneedle International Opportunity	Next $	2.5	0.660%
	Next $	5.0	0.645%
	Next $	5.0	0.635%
	Next $	4.0	0.610%
	Next $	26.0	0.600%
	Over $	50.0	0.570%
Columbia Diversified Bond	First $	1.0	0.480%	Columbia Diversified Bond – 0.442%
Columbia Limited Duration Credit	Next $	1.0	0.455%	Columbia Limited Duration Credit – 0.480%
	Next $	1.0	0.430%
	Next $	3.0	0.405%
	Next $	1.5	0.380%
	Next $	1.5	0.365%
	Next $	1.0	0.360%
	Next $	5.0	0.350%
	Next $	5.0	0.340%
	Next $	4.0	0.330%
	Next $	26.0	0.310%
	Over $	50.0	0.290%
Columbia Diversified Equity Income	First $	1.0	0.600%	Columbia Diversified Equity Income –0.559%
Columbia Large Core Quantitative	Next $	1.0	0.575%	Columbia Large Core Quantitative – 0.565%
Columbia Large Growth Quantitative	Next $	1.0	0.550%	Columbia Large Growth Quantitative –0.600%
Columbia Large Value Quantitative	Next $	3.0	0.525%	Columbia Large Value Quantitative – 0.600%
	Next $	1.5	0.500%
	Next $	2.5	0.485%
	Next $	5.0	0.470%
	Next $	5.0	0.450%
	Next $	4.0	0.425%
	Next $	26.0	0.400%
	Over $	50.0	0.375%
Columbia Dividend Opportunity	First $	0.50	0.610%	0.542%
	Next $	0.50	0.585%
	Next $	1.0	0.560%
	Next $	1.0	0.535%
	Next $	3.0	0.510%
	Next $	4.0	0.480%
	Next $	5.0	0.470%
	Next $	5.0	0.450%
	Next $	4.0	0.425%
	Next $	26.0	0.400%
	Over $	50.0	0.375%

Statement of Additional Information – Nov. 29, 2010	Page 98

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
Columbia Emerging Markets Bond	First $	0.25	0.720%	Columbia Emerging Markets Bond – 0.719%
Columbia Global Bond	Next $	0.25	0.695%	Columbia Global Bond – 0.699%
	Next $	0.25	0.670%
	Next $	0.25	0.645%
	Next $	6.5	0.620%
	Next $	2.5	0.605%
	Next $	5.0	0.590%
	Next $	5.0	0.580%
	Next $	4.0	0.560%
	Next $	26.0	0.540%
	Over $	50.0	0.520%
Columbia Emerging Markets Opportunity	First $	0.25	1.100%	1.086%
	Next $	0.25	1.080%
	Next $	0.25	1.060%
	Next $	0.25	1.040%
	Next $	1.0	1.020%
	Next $	5.5	1.000%
	Next $	2.5	0.985%
	Next $	5.0	0.970%
	Net $	5.0	0.960%
	Next $	4.0	0.935%
	Next $	26.0	0.920%
	Over $	50.0	0.900%
Columbia Equity Value	First $	0.50	0.530%	0.521%
	Next $	0.50	0.505%
	Next $	1.0	0.480%
	Next $	1.0	0.455%
	Next $	3.0	0.430%
	Over $	6.0	0.400%
Columbia Floating Rate	First $	1.0	0.610%	0.610%
Columbia Income Opportunities	Next $	1.0	0.585%
	Next $	1.0	0.560%
	Next $	3.0	0.535%
	Next $	1.5	0.510%
	Next $	1.5	0.495%
	Next $	1.0	0.470%
	Next $	5.0	0.455%
	Next $	5.0	0.445%
	Next $	4.0	0.420%
	Next $	26.0	0.405%
	Over $	50.0	0.380%
Columbia Global Extended Alpha	First $	0.25	1.050%	1.050%
	Next $	0.25	1.030%
	Next $	0.50	1.010%
	Next $	1.0	0.990%

Statement of Additional Information – Nov. 29, 2010	Page 99

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
Columbia Government Money Market(a)	First $	1.0	0.330%	Columbia Government Money Market – 0.330%
Columbia Money Market	Next $	0.5	0.313%	Columbia Money Market – 0.306%
	Next $	0.5	0.295%
	Next $	0.5	0.278%
	Next $	2.5	0.260%
	Next $	1.0	0.240%
	Next $	1.5	0.220%
	Next $	1.5	0.215%
	Next $	1.0	0.190%
	Next $	5.0	0.180%
	Next $	5.0	0.170%
	Next $	4.0	0.160%
	Over $	24.0	0.150%
Columbia High Yield Bond	First $	1.0	0.590%	0.580%
	Next $	1.0	0.565%
	Next $	1.0	0.540%
	Next $	3.0	0.515%
	Next $	1.5	0.490%
	Next $	1.5	0.475%
	Next $	1.0	0.450%
	Next $	5.0	0.435%
	Next $	5.0	0.425%
	Next $	4.0	0.400%
	Next $	26.0	0.385%
	Over $	50.0	0.360%
Columbia Income Builder Fund		N/A	N/A	N/A
Columbia Income Builder Fund II
Columbia Income Builder Fund III
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Portfolio Builder Total Equity
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045

Statement of Additional Information – Nov. 29, 2010	Page 100

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
Columbia Inflation Protected Securities	First $	1.0	0.440%	0.440%
	Next $	1.0	0.415%
	Next $	1.0	0.390%
	Next $	3.0	0.365%
	Next $	1.5	0.340%
	Next $	1.5	0.325%
	Next $	1.0	0.320%
	Next $	5.0	0.310%
	Next $	5.0	0.300%
	Next $	4.0	0.290%
	Next $	26.0	0.270%
	Over $	50.0	0.250%
Columbia Mid Cap Growth Opportunity	First $	1.0	0.700%	0.700%
RiverSource Disciplined Small and Mid	Next $	1.0	0.675%
Cap Equity	Next $	1.0	0.650%
	Next $	3.0	0.625%
	Next $	1.5	0.600%
	Next $	2.5	0.575%
	Next $	5.0	0.550%
	Next $	9.0	0.525%
	Next $	26.0	0.500%
	Over $	50.0	0.475%
Columbia Mid Cap Value Opportunity	First $	1.0	0.700%	0.684%
	Next $	1.0	0.675%
	Next $	1.0	0.650%
	Next $	3.0	0.625%
	Next $	1.5	0.600%
	Next $	2.5	0.575%
	Next $	5.0	0.550%
	Next $	9.0	0.525%
	Next $	26.0	0.500%
	Over $	50.0	0.475%
Columbia Minnesota Tax-Exempt	First $	0.25	0.410%	Columbia Minnesota – 0.403%
RiverSource California Tax-Exempt	Next $	0.25	0.385%	RiverSource California – 0.410%
RiverSource New York Tax-Exempt	Next $	0.25	0.360%	RiverSource New York – 0.410%
	Next $	0.25	0.345%
	Next $	6.5	0.320%
	Next $	2.5	0.310%
	Next $	5.0	0.300%
	Next $	9.0	0.290%
	Next $	26.0	0.270%
	Over $	50.0	0.250%
Columbia Multi-Advisor International Value	First $	0.25	0.900%	0.863%
	Next $	0.25	0.875%
	Next $	0.25	0.850%
	Next $	0.25	0.825%
	Next $	1.0	0.800%
	Over $	2.0	0.775%

Statement of Additional Information – Nov. 29, 2010	Page 101

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
Columbia Multi-Advisor Small Cap Value	First $	0.25	0.970%	0.960%
	Next $	0.25	0.945%
	Next $	0.25	0.920%
	Next $	0.25	0.895%
	Over $	1.0	0.870%
Columbia Recovery and Infrastructure	First $	1.0	0.650%	0.650%
	Next $	1.0	0.600%
	Next $	4.0	0.550%
	Over $	6.0	0.500%
Columbia Select Large-Cap Value(b)	First $	0.5	0.755%	0.755%
	Next $	0.5	0.660%
	Over $	1.0	0.565%
Columbia Select Smaller-Cap Value(c)	First $	0.5	0.935%	0.935%
	Next $	0.5	0.840%
	Over $	1.0	0.745%
Columbia Seligman Communications and	First $	3.0	0.855%	0.849%
Information(d)	Next $	3.0	0.825%
	Over $	6.0	0.725%
Columbia Seligman Global Technology(e)	First $	2.0	0.950%	0.950%
	Next $	2.0	0.910%
	Over $	4.0	0.870%
Columbia Strategic Allocation	First $	1.0	0.570%	0.569%
	Next $	1.0	0.545%
	Next $	1.0	0.520%
	Next $	3.0	0.495%
	Next $	1.5	0.470%
	Next $	2.5	0.450%
	Next $	5.0	0.430%
	Next $	9.0	0.410%
	Over $	24.0	0.390%
Columbia U.S. Government Mortgage	First $	1.0	0.480%	0.480%
	Next $	1.0	0.455%
	Next $	1.0	0.430%
	Next $	3.0	0.405%
	Next $	1.5	0.380%
	Next $	1.5	0.365%
	Next $	1.0	0.360%
	Next $	5.0	0.350%
	Next $	5.0	0.340%
	Next $	4.0	0.330%
	Next $	26.0	0.310%
	Over $	50.0	0.290%
RiverSource Balanced	First $	1.0	0.530%	0.530%
	Next $	1.0	0.505%
	Next $	1.0	0.480%
	Next $	3.0	0.455%
	Next $	1.5	0.430%
	Next $	2.5	0.410%
	Next $	5.0	0.390%
	Next $	9.0	0.370%
	Over $	24.0	0.350%

Statement of Additional Information – Nov. 29, 2010	Page 102

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
RiverSource Disciplined Small Cap Value	First $	0.25	0.850%	0.850%
	Next $	0.25	0.825%
	Next $	0.25	0.800%
	Next $	0.25	0.775%
	Next $	1.0	0.750%
	Over $	2.0	0.725%
RiverSource Intermediate Tax-Exempt	First $	1.0	0.390%	0.390%
	Next $	1.0	0.365%
	Next $	1.0	0.340%
	Next $	3.0	0.315%
	Next $	1.5	0.290%
	Next $	2.5	0.280%
	Next $	5.0	0.270%
	Next $	35.0	0.260%
	Over $	50.0	0.250%
RiverSource LaSalle Global Real Estate(f)		All	0.915%	0.915%
RiverSource LaSalle Monthly Dividend Real Estate(g)		All	0.855%	0.855%
RiverSource Partners Fundamental Value	First $	0.50	0.730%	0.728%
	Next $	0.50	0.705%
	Next $	1.0	0.680%
	Next $	1.0	0.655%
	Next $	3.0	0.630%
	Over $	6.0	0.600%
RiverSource Partners International Select Growth	First $	0.25	1.000%	0.990%
	Next $	0.25	0.975%
	Next $	0.25	0.950%
	Next $	0.25	0.925%
	Next $	1.0	0.900%
	Over $	2.0	0.875%
RiverSource Partners International Small Cap	First $	0.25	1.120%	1.120%
	Next $	0.25	1.095%
	Next $	0.25	1.070%
	Next $	0.25	1.045%
	Next $	1.0	1.020%
	Over $	2.0	0.995%
RiverSource Precious Metals and Mining	First $	0.25	0.800%	0.800%
	Next $	0.25	0.775%
	Next $	0.25	0.750%
	Next $	0.25	0.725%
	Next $	1.0	0.700%
	Over $	2.0	0.675%
RiverSource Real Estate	First $	1.0	0.840%	0.840%
	Next $	1.0	0.815%
	Next $	1.0	0.790%
	Next $	3.0	0.765%
	Next $	6.0	0.740%
	Next $	12.0	0.730%
	Over $	24.0	0.720%

Statement of Additional Information – Nov. 29, 2010	Page 103

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
RiverSource S&P 500 Index	First $	1.0	0.220%	0.220%
	Next $	1.0	0.210%
	Next $	1.0	0.200%
	Next $	4.5	0.190%
	Next $	2.5	0.180%
	Next $	5.0	0.170%
	Next $	9.0	0.160%
	Next $	26.0	0.140%
	Over $	50.0	0.120%
RiverSource Short Duration U.S. Government	First $	1.0	0.480%	0.480%
	Next $	1.0	0.455%
	Next $	1.0	0.430%
	Next $	3.0	0.405%
	Next $	1.5	0.380%
	Next $	1.5	0.365%
	Next $	1.0	0.340%
	Next $	5.0	0.325%
	Next $	5.0	0.315%
	Next $	4.0	0.290%
	Next $	26.0	0.275%
	Over $	50.0	0.250%
RiverSource Small Company Index	First $	0.25	0.360%	0.357%
	Next $	0.25	0.350%
	Next $	0.25	0.340%
	Next $	0.25	0.330%
	Next $	6.5	0.320%
	Next $	7.5	0.300%
	Next $	9.0	0.280%
	Next $	26.0	0.260%
	Over $	50.0	0.240%
RiverSource Strategic Income Allocation	First $	0.25	0.550%	0.542%
	Next $	0.25	0.525%
	Next $	0.25	0.500%
	Over $	0.75	0.475%
RiverSource Tax-Exempt High Income	First $	1.0	0.470%	0.453%
	Next $	1.0	0.445%
	Next $	1.0	0.420%
	Next $	3.0	0.395%
	Next $	1.5	0.370%
	Next $	2.5	0.360%
	Next $	5.0	0.350%
	Next $	9.0	0.340%
	Next $	26.0	0.320%
	Over $	50.0	0.300%

Statement of Additional Information – Nov. 29, 2010	Page 104

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
Seligman California Municipal High-Yield	First $	0.25	0.410%	0.410%
	Next $	0.25	0.385%
Seligman California Municipal Quality	Next $	0.25	0.360%
Seligman Minnesota Municipal	Next $	0.25	0.345%
Seligman New York Municipal	Next $	6.5	0.320%
	Next $	2.5	0.310%
	Next $	5.0	0.300%
	Next $	9.0	0.290%
	Next $	26.0	0.270%
	Over $	50.0	0.250%
Seligman Capital(h)	First $	1.0	0.805%	0.805%
	Next $	1.0	0.765%
	Over $	2.0	0.715%
Seligman Frontier(i)	First $	0.75	0.885%	0.885%
	Over $	0.75	0.790%
Seligman Growth(j)	First $	1.0	0.655%	0.639%
	Next $	1.0	0.615%
	Over $	2.0	0.565%
Seligman National Municipal	First $	1.0	0.410%	0.410%
	Next $	1.0	0.385%
	Next $	1.0	0.360%
	Next $	3.0	0.335%
	Next $	1.5	0.310%
	Next $	2.5	0.300%
	Next $	5.0	0.290%
	Next $	9.0	0.280%
	Next $	26.0	0.260%
	Over $	50.0	0.250%
Seligman TargETFund 2015	First $	0.5	0.455%	0.455%
Seligman TargETFund 2025	Next $	0.5	0.410%
Seligman TargETFund 2035	Over $	1.0	0.365%
Seligman TargETFund 2045
Seligman TargETFund Core

(a)	Prior to June 15, 2009, the investment manager received an annual fee equal to 0.40% of the fund’s average daily net assets.
(b)	Prior to June 29, 2009, the investment manager received an annual fee equal to 0.80% of the fund’s average daily net assets.
(c)	Prior to June 29, 2009, the investment manager received an annual fee equal to 1.00% of the fund’s average daily net assets.
(d)	Prior to June 29, 2009, the investment manager received an annual fee equal to 0.90% on the first $3.0 billion of the fund’s average daily net assets, 0.85% on the next $3.0 billion and 0.75% thereafter.
(e)	Prior to June 15, 2009, the investment manager received an annual fee equal to 1.00% of average daily net assets on the first $2 billion of net assets, 0.95% of average daily net assets on the next $2 billion and 0.90% of average daily net assets in excess of $4 billion.
(f)	Prior to June 15, 2009, the investment manager received an annual fee equal to 0.98% of the fund’s average daily net assets.
(g)	Prior to June 15, 2009, the investment manager received an annual fee equal to 0.90% of the fund’s average daily net assets.
(h)	Prior to June 29, 2009, the investment manager received an annual fee equal to 0.85% on the first $1.0 billion of the fund’s average daily net assets, 0.80% on the next $1.0 billion and 0.75% thereafter.
(i)	Prior to June 29, 2009, the investment manager received a fee equal to 0.95% per annum of the fund’s average daily net assets on the first $750 million of net assets and 0.85% per annum of the fund’s average daily net assets in excess of $750 million.
(j)	Prior to June 29, 2009, the investment manager received an annual fee equal to 0.70% on the first $1.0 billion of the fund’s average daily net assets, 0.65% on the next $1.0 billion and 0.60% thereafter.

Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund’s participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

Statement of Additional Information – Nov. 29, 2010	Page 105

For Equity and Balanced Funds, except for RiverSource S&P 500 Index, RiverSource Small Company Index and the Seligman funds, before the fee based on the asset charge is paid, it is adjusted for the fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 14. PIA Indexes

Fund	PIA Index	Fee Increase or (Decrease)
Fiscal year ending March 31
Columbia Equity Value	Lipper Large-Cap Value Funds Index	$(84,713)
RiverSource Precious Metals and Mining	Lipper Precious Metals Funds Index	5,214
Fiscal year ending April 30
Columbia 120/20 Contrarian Equity	Russell 3000 Index	(16,065)
Columbia Recovery and Infrastructure	S&P 500 Index	N/A (a)
Fiscal year ending May 31
Columbia Multi-Advisor Small Cap Value	Lipper Small-Cap Value Funds Index	353,598
RiverSource Partners Fundamental Value	Lipper Large-Cap Core Funds Index	135,795
Fiscal year ending June 30
Columbia Dividend Opportunity	Lipper Equity Income Funds Index	902,715
RiverSource Real Estate	Lipper Real Estate Funds Index	52,237
Fiscal year ending July 31
Columbia Large Core Quantitative	Lipper Large-Cap Core Funds Index	(789,031)
RiverSource Disciplined Small and Mid Cap Equity	Lipper Mid-Cap Core Funds Index	(126,252)
RiverSource Disciplined Small Cap Value	Lipper Small-Cap Value Funds Index	(56,412)
Fiscal year ending September 30
Columbia Diversified Equity Income	Lipper Equity Income Funds Index	1,808,565
Columbia Large Growth Quantitative	Lipper Large-Cap Growth Funds Index	88,566
Columbia Large Value Quantitative	Lipper Large-Cap Value Funds Index	102,873
Columbia Mid Cap Value Opportunity	Lipper Mid-Cap Value Funds Index	(606,320)
Columbia Strategic Allocation	Lipper Flexible Portfolio Funds Index	(920,753)
RiverSource Balanced	Lipper Balanced Funds Index	8,367
Fiscal year ending October 31
Columbia Asia Pacific ex-Japan	MSCI All Country Asia Pacific Ex-Japan Index	N/A (b)
Columbia Emerging Markets Opportunity	Lipper Emerging Markets Funds Index	(54,050)
Columbia European Equity	Lipper European Funds Index	97,462
Columbia Global Equity	Lipper Global Funds Index	(446,000)
Columbia Global Extended Alpha	MSCI All Country World Index	N/A (c)
Columbia Multi-Advisor International Value	Lipper International Multi-Cap Value Funds Index	(1,510,778)
RiverSource Disciplined International Equity	Lipper International Large-Cap Core Funds Index	(629,082)
RiverSource Partners International Select Growth	Lipper International Multi-Cap Growth Funds Index	(267,871)
RiverSource Partners International Small Cap	Lipper International Small-Cap Funds Index	(48,195)
Threadneedle Global Equity Income	MSCI All Country World Index	10,034
Threadneedle International Opportunity	Lipper International Large-Cap Core Funds Index	286,033
Fiscal year ending November 30
Columbia Mid Cap Growth Opportunity	Lipper Mid-Cap Growth Funds Index	469,963

(a)	The first performance incentive adjustment will be made on March 1, 2011. See section titled “Transaction Period” below.
(b)	The first performance incentive adjustment will be made Feb. 1, 2010. See section titled “Transition Period” below.
(c)	The first performance incentive adjustment will be made on Aug. 1, 2010. See section titled “Transition Period” below.

Statement of Additional Information – Nov. 29, 2010	Page 106

For all funds noted in Table 14 EXCEPT Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:

The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category. You can find your fund’s category in Table 1.

Table 15A. Performance Incentive Adjustment Calculation

Equity Funds		Balanced Funds
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate

0.00% – 0.50%	0	0.00% – 0.50%	0

0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)

1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)

2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% – 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)

4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points

6.00% or more	12 basis points	N/A

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund’s Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

Statement of Additional Information – Nov. 29, 2010	Page 107

In the case of a change in the PIA Index, a fund’s performance will be compared to a 12-month blended index return that reflects the performance of the current index for the portion of the 12-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

For Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:

The adjustment will be determined monthly by measuring the percentage difference over a rolling 36-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference will then be used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 36-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

Table 15B. Performance Incentive Adjustment Calculation

Columbia Recovery and Infrastructure		Columbia 120/20 Contrarian Equity Columbia Global Extended Alpha
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 1.00%	0

0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	1.00% – 6.00%	10 basis points times the performance difference over 1.00%, times 100 (maximum 50 basis points if a 6% performance difference)

1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	6.00% or more	50 basis points

2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	N/A

4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	N/A

6.00% or more	12 basis points	N/A

For example, if the performance difference for Columbia 120/20 Contrarian Equity is 2.38%, the adjustment rate is 0.00138 [the 1.38% performance difference over 1.00%] x 0.0010 [10 basis points] x 100. Rounded to five decimal places, the adjustment rate is 0.00138. This adjustment rate of 0.00138 is then applied against the average daily net assets for the applicable rolling 36-month or Transition Period, and divided by 12, which provides the performance adjustment fee for that month. Where the fund’s Class A performance exceeds that of the PIA Index for the applicable rolling 36-month period or Transition Period, the fee paid to the investment manager will increase by the adjustment rate. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares for the applicable rolling 36-month period or Transition Period, the fee paid to the Investment Manager will decrease by the adjustment rate.

The 36-month comparison period rolls over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 24 months from the inception of the fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.

Statement of Additional Information – Nov. 29, 2010	Page 108

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change the PIA Index, a fund’s performance will be compared to a 36-month blended index return that reflects the performance of the current index for the portion of the 36-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

In September 2010 the Board approved, subject to approval by shareholders, an amended investment management services agreement (“IMSA”) that would eliminate the PIA. Effective October 1, 2010 for Columbia 120/20 Contrarian Equity Fund, Columbia Asia Pacific ex-Japan Fund, Columbia Mid Cap Growth Opportunity Fund and Columbia Multi-Advisor International Value Fund, the investment manager has agreed that for a transitional period of 6 months, except the transitional period for Columbia 120/20 Contrarian Equity Fund will be 18 months, each fund will compensate the investment manager at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA), regardless of whether the proposal to amend the IMSA to eliminate the PIA (the “IMSA Proposal”) is ultimately approved by fund shareholders.

The IMSA Proposal is subject to approval by fund shareholders at a meeting expected to be held in the first half of 2011. More information about the IMSA Proposal will be included in proxy materials that are currently anticipated to be distributed to shareholders in early 2011. If approved by fund shareholders, the IMSA Proposal is expected to be effective in the second quarter of 2011.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 16. Management Fees and Nonadvisory Expenses

	Management Fees			Nonadvisory expenses
Fund	2010	2009	2008	2010	2009	2008
For funds with fiscal period ending January 31
Columbia Income Builder Fund	N/A	N/A	N/A	$101,055	$139,640	$103,636	(a)
Columbia Income Builder Fund II	N/A	N/A	N/A	109,874	175,842	129,062	(a)
Columbia Income Builder Fund III	N/A	N/A	N/A	112,467	118,255	134,546	(a)
Columbia Portfolio Builder Aggressive	N/A	N/A	N/A	107,162	199,501	168,942
Columbia Portfolio Builder Conservative	N/A	N/A	N/A	151,416	146,492	96,147
Columbia Portfolio Builder Moderate	N/A	N/A	N/A	272,479	278,861	247,980
Columbia Portfolio Builder Moderate Aggressive	N/A	N/A	N/A	290,338	299,503	247,472
Columbia Portfolio Builder Moderate Conservative	N/A	N/A	N/A	164,289	170,774	117,533
Columbia Portfolio Builder Total Equity	N/A	N/A	N/A	28,299	149,589	173,675
RiverSource S&P 500 Index	$255,644	$371,178	$579,548	(29,594)	(194,370)	(254,777)

Statement of Additional Information – Nov. 29, 2010	Page 109

	Management Fees					Nonadvisory expenses
Fund	2010	2009		2008		2010	2009	2008
RiverSource Small Company Index	$1,306,919	$1,990,095		$3,292,392		$(1,051,278)	$(1,171,627)	$(1,007,306)
For funds with fiscal period ending March 31
Columbia Equity Value	3,406,527	4,340,117		6,797,853		309,679	343,552	413,170
RiverSource Precious Metals and Mining	1,112,166	824,176		956,280		144,675	242,615	175,405
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	$360,835	368,969		159,311	(b)	$31,738	34,475	21,297 (b)
Columbia Recovery and Infrastructure	2,163,593	45,652	(c)	N/A		232,888	18,717 (c)	N/A
Columbia Retirement Plus 2010	N/A	N/A		N/A		(2,671)	(4,254)	41
Columbia Retirement Plus 2015	N/A	N/A		N/A		(7,079)	(7,894)	310
Columbia Retirement Plus 2020	N/A	N/A		N/A		(7,779)	(9,956)	745
Columbia Retirement Plus 2025	N/A	N/A		N/A		(11,346)	(12,026)	332
Columbia Retirement Plus 2030	N/A	N/A		N/A		(9,157)	(9,748)	431
Columbia Retirement Plus 2035	N/A	N/A		N/A		(8,136)	(7,948)	487
Columbia Retirement Plus 2040	N/A	N/A		N/A		(7,439)	(6,946)	(796)
Columbia Retirement Plus 2045	N/A	N/A		N/A		(7,533)	(6,418)	(2,131)
For funds with fiscal period ending May 31
Columbia High Yield Bond	9,691,900	6,353,707		9,610,610		(400,525)	(748,008)	665,785
Columbia Multi-Advisor Small Cap Value	3,968,159	3,098,591		6,511,571		(684,318)	(963,886)	(972,781)
Columbia U.S. Government Mortgage	1,247,010	1,731,277		1,958,404		(256,078)	(327,855)	(389,262)
RiverSource Partners Fundamental Value	4,305,601	4,416,792		7,668,633		(775,463)	(939,055)	(213,716)
RiverSource Short Duration U.S. Government	3,287,540	3,665,529		3,816,196		(877,297)	(610,585)	(771,512)
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	8,065,963	6,381,215		12,015,660		(91,086)	(502,682)	626,341
RiverSource Real Estate	1,498,361	1,227,857		1,667,040		(83,163)	(18,514)	138,649
For funds with fiscal period ending July 31
Columbia Floating Rate	2,466,113	2,210,544		3,509,190		226,409	(61,933)	293,676
Columbia Income Opportunities	4,451,807	1,913,521		1,767,885		313,169	291,601	196,944
Columbia Inflation Protected Securities	2,886,405	3,322,371		2,554,103		(354,181)	(115,062)	(238,396)
Columbia Large Core Quantitative	21,017,705	9,909,438		17,556,244		(4,112,307)	268,796	726,080
Columbia Limited Duration Credit	2,186,361	844,435		792,200		(272,368)	(68,816)	(78,320)
Columbia Money Market	8,951,478	12,658,313		15,026,220		(13,410,378)	(1,868,463)	1,290,897
RiverSource Disciplined Small and Mid Cap Equity	851,036	853,191		365,578		162,170	143,015	125,645

Statement of Additional Information – Nov. 29, 2010	Page 110

	Management Fees						Nonadvisory expenses
Fund	2010		2009		2008		2010	2009	2008
RiverSource Disciplined Small Cap Value	$375,114		$363,926		$286,759		$55,844	$47,195	$33,868
For funds with fiscal period ending August 31
Columbia Diversified Bond	19,593,287		15,648,683		14,772,880		(1,381,496)	(2,314,025)	(461,298)
Columbia Minnesota Tax-Exempt	1,360,384		1,230,393		1,246,083		44,953	196,213	506,328
RiverSource California Tax-Exempt	645,263		663,711		715,946		31,789	73,054	44,499
RiverSource New York Tax-Exempt	224,128		220,172		242,807		(994)	9,792	75,790
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	27,123,619		17,053,076		44,177,652		942,822	1,037,819	1,905,627
Columbia Large Growth Quantitative	4,488,490		2,033,555		905,956		239,308	214,462	195,661
Columbia Large Value Quantitative	1,711,964		661,677		6,618	(d)	175,996	168,055	2,877 (d)
Columbia Mid Cap Value Opportunity	14,465,693		9,896,881		18,813,340		480,913	776,726	992,201
Columbia Strategic Allocation	5,680,661		6,604,411		10,108,947		541,596	585,299	1,047,907
RiverSource Balanced	3,318,704		2,483,462		3,977,541		304,130	346,693	437,940
RiverSource Strategic Income Allocation	1,810,439		1,081,850		904,660		269,484	246,334	294,099
Seligman California Municipal High-Yield	142,520		164,150		173,288		4,712	32,933	53,665
Seligman California Municipal Quality	164,593		192,624		196,281		5,518	60,833	90,615
Seligman Minnesota Municipal	277,610		324,501		351,237		2,894	68,180	99,131
Seligman New York Municipal	341,577		352,211		332,574		16,001	75,556	88,770
Seligman National Municipal	2,692,664		1,147,080		304,747		24,719	62,006	106,685
Seligman TargETFund 2015	106,693		121,554		207,083		12,621	(54,705)	(4,193)
Seligman TargETFund 2025	150,746		136,473		210,264		19,428	(68,782)	(13,470)
Seligman TargETFund 2035	44,378		35,438		32,294		4,802	(18,456)	(5,254)
Seligman TargETFund 2045	21,813		19,710		22,283		(996)	(12,505)	(3,570)
Seligman TargETFund Core	252,193		272,984		457,038		23,025	(119,771)	(10,950)

	2009		2008		2007		2009	2008	2007
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$4,698,565		$4,188,137		$887,341		$205,127	$313,877	$103,119
Columbia Asia Pacific ex-Japan	78,072	(e)	N/A		N/A		21,500 (e)	N/A	N/A
Columbia Emerging Markets Bond	1,320,292		1,182,004		706,943		82,201	172,124	120,044
Columbia Emerging Markets Opportunity	3,791,476		7,352,591		7,106,815		524,327	1,138,897	1,190,259
Columbia European Equity	600,499		980,629		952,484		(31,736)	223,792	199,237
Columbia Frontier	321,582		579,499		766,116		(20,898)	200,110	250,909
Columbia Global Bond	3,551,274		5,074,934		3,438,893		(33,836)	165,694	(17,529)
Columbia Global Equity	2,918,784		5,825,153		6,075,014		350,276	554,139	577,463
Columbia Global Extended Alpha	64,424		16,485	(f)	N/A		4,234	1,122 (f)	N/A
Columbia Multi-Advisor International Value	5,749,639		13,239,202		20,067,871		511,602	1,054,830	1,286,758
Columbia Seligman Global Technology	2,551,543		3,571,473		3,876,481		386,252	680,094	707,762

Statement of Additional Information – Nov. 29, 2010	Page 111

	Management Fees				Nonadvisory expenses
Fund	2009	2008		2007	2009	2008		2007
RiverSource Disciplined International Equity	2,174,525	5,209,129		2,161,563	252,387	512,793		358,005
RiverSource Partners International Select Growth	3,240,723	5,965,413		6,048,963	(660,493)	334,550		672,542
RiverSource Partners International Small Cap	496,177	1,057,146		1,270,558	(45,193)	63,912		208,621
Threadneedle Global Equity Income	177,834	15,723	(f)	N/A	25,200	2,989	(f)	N/A
Threadneedle International Opportunity	3,074,518	4,661,800		4,923,040	283,182	486,074		545,663
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	2,699,258	2,764,541		3,157,092	48,345	506,736		(8,650)
Columbia Mid Cap Growth Opportunity	4,488,355	4,726,590		6,373,531	281,069	437,496		241,412
RiverSource Intermediate Tax-Exempt	339,947	291,762		321,011	8,313	2,588		(4,565)
RiverSource Tax-Exempt High Income	10,226,940	11,447,732		13,006,578	(1,338,742)	2,984,232		(847,490)
For funds with fiscal period ending December 31
Columbia Government Money Market	518,174	893,335		776,197	(1,105,030)	6,551		300,969
Columbia Select Large-Cap Value	1,486,938	1,732,331		2,163,189	292,721	282,371		293,338
Columbia Select Smaller-Cap Value	1,687,329	2,048,229		3,132,296	(186,016)	295,691		337,798
Columbia Seligman Communications and Information	25,152,110	28,854,808		34,908,273	1,991,333	2,540,656		2,783,442
RiverSource LaSalle Global Real Estate	114,310	243,213		297,971	(8,058)	221,303		(104,511)
RiverSource LaSalle Monthly Dividend Real Estate	208,539	460,038		827,966	(107,139)	177,277		(30,072)
Seligman Capital	1,731,065	2,912,130		3,982,898	370,916	386,885		427,027
Seligman Growth	4,254,428	2,534,267		3,101,571	85,442	387,623		404,127

(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
(c)	For the fiscal period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
(d)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(e)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.
(f)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Manager of Managers Exemption

The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For all Seligman funds and for Columbia Frontier, Columbia Seligman Global Technology, Columbia Seligman Communications and Information, Columbia Select Large-Cap Value, Columbia Select Smaller-Cap Value, RiverSource California Tax-Exempt, RiverSource Cash Management, Columbia Diversified Bond, Columbia Global Bond, Columbia High Yield Bond, RiverSource Intermediate Tax-Exempt, Columbia Minnesota Tax-Exempt, RiverSource New York Tax-Exempt, RiverSource Short Duration U.S. Government, Columbia AMT-Free Tax-Exempt Bond, RiverSource Tax-Exempt High Income and Columbia U.S. Government Mortgage funds: if the fund was to seek to rely on the order, holders of a majority

Statement of Additional Information – Nov. 29, 2010	Page 112

of the fund’s outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

Subadvisory Agreements

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 17.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 17. Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company	Fee Schedule
For funds with fiscal period ending May 31

Columbia Multi-Advisor Small Cap Value	Barrow, Hanley, Mewhinney & Strauss (BHMS)(a) (effective March 12, 2004)	A	1.00% on the first $10 million, reducing to 0.30% as assets increase

	Donald Smith & Co., Inc. (Donald Smith)(a) (effective March 12, 2004)	N/A	0.60% on the first $175 million, reducing to 0.55% as assets increase

	Metropolitan West Capital Management, LLC (MetWest Capital) (effective April 24, 2006)	B	0.50% on all assets

	Turner Investment Partners, Inc. (Turner) (effective Feb. 19, 2010)	N/A	0.50% on the first $50 million, reducing to 0.35% as assets increase.(a)

RiverSource Partners Fundamental Value	Davis Selected Advisers, LP (Davis)(a),(b) (effective June 18, 2001)	N/A	0.45% on the first $100 million, reducing to 0.25% as assets increase

For funds with fiscal period ending October 31

Columbia Asia Pacific ex-Japan	Threadneedle International Limited(b) (Threadneedle) (effective July 15, 2009)	D	0.50% on the first $250 million, reducing to 0.40% as assets increase, and subject to a performance incentive adjustment(c)

Columbia Emerging Markets Opportunity	Threadneedle(b) (effective July 9, 2004)	D	0.45% of the first $150 million, reducing to 0.30% as assets increase, and subject to a performance incentive adjustment(c)

Columbia European Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% of the first $150 million, reducing to 0.20% as assets increase, and subject to a performance incentive adjustment(c)

Statement of Additional Information – Nov. 29, 2010	Page 113

Fund	Subadviser	Parent Company	Fee Schedule
Columbia Global Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% of the first $150 million, reducing to 0.20% as assets increase, and subject to a performance incentive adjustment(b)
Columbia Global Extended Alpha	Threadneedle(b) (effective Aug. 1, 2008)	D	0.70% of the first $250 million, reducing to 0.60% as assets increase, and subject to a performance incentive adjustment(c)
Columbia Multi-Advisor International Value	AllianceBernstein L.P. (AllianceBernstein) (effective Sept. 17, 2001)	N/A	0.65% on the first $75 million, reducing to 0.30% as assets increase
	Mondrian Investment Partners Limited (Mondrian) (effective August 18, 2008)	N/A	0.70% on all assets
	Tradewinds Global Investors, LLC (Tradewinds) (effective August 18, 2008)	N/A	0.50% on the first $250 million, reducing to 0.40 as assets increase
RiverSource Partners International Select Growth	Columbia Wanger Asset Management L.P. (Columbia WAM)(a),(d) (effective Sept. 5, 2001)	C	0.70% on the first $150 million, reducing to 0.50% as assets increase
RiverSource Partners International Small Cap	Columbia WAM(a),(d) (effective Aug. 10, 2009)	C	0.70% on the first $150 million, reducing to 0.50% as assets increase
Threadneedle Global Equity Income	Threadneedle(b) (effective Aug. 1, 2008)	D	0.45% of the first $250 million, reducing to 0.35% as assets increase, and subject to a performance incentive adjustment(c)
Threadneedle International Opportunity	Threadneedle(b) (effective July 9, 2004)	D	0.35% of the first $150 million, reducing to 0.20% as assets increase, and subject to a performance incentive adjustment(c)
For funds with fiscal period ended December 31
RiverSource LaSalle Global Real Estate	LaSalle Investment Management (Securities), L.P. (LaSalle Securities U.S.) (since inception)	E	0.30% on the first $37 million, 0.65% on the next $43 million, and 0.49% thereafter.
RiverSource LaSalle Monthly Dividend Real Estate	LaSalle Securities U.S. (since inception)	E	0.30% on the first $58 million, 0.65% on the next $42 million, and 0.45% thereafter.

(a)	The fee is calculated based on the combined net assets subject to the subadviser’s investment management.
(b)	Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the publicly issued securities of the investment manager’s parent company, Ameriprise Financial. Threadneedle is an affiliate of the investment manager as an indirect, wholly-owned subsidiary of Ameriprise Financial.
(c)	The adjustment for Threadneedle is based on the performance of one Class A share of the fund and the change in the PIA Index described in Table 14. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle’s fee, whether positive or negative, shall be equal to the following amount of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement: 50% for Threadneedle Emerging Markets, Threadneedle European Equity, Threadneedle Global Equity and Threadneedle International Opportunity; 100% for Threadneedle Global Equity Income and Threadneedle Global Extended Alpha. The performance incentive adjustment was effective Dec. 1, 2004.
(d)	On May 1, 2010, Ameriprise Financial announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC, including Columbia WAM, from Bank of America (the “Columbia Transaction”). As a result of the Columbia Transaction, Columbia WAM is an indirect, wholly-owned subsidiary of Ameriprise Financial.
A –	BHMS is an independent-operating subsidiary of Old Mutual Asset Management.
B –	Metropolitan West Capital Management, LLC (MetWest Capital) is a subsidiary of Wells Fargo & Company and operates within the Evergreen Investments unit of its asset management division.

Statement of Additional Information – Nov. 29, 2010	Page 114

C –	Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation.
D –	Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial.
E –	LaSalle Investment Management (Securities), L.P. is an affiliate of Jones Lang LaSalle Incorporated.

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 18. Subadvisory Fees

		Subadvisory Fees Paid
Fund	Subadviser	2010		2009		2008
For funds with fiscal period ending May 31
Columbia Multi-Advisor Small Cap Value	BHMS	$491,375		$437,027		$865,372
	Donald Smith	587,548		497,789		984,692
	MetWest Capital	491,635		466,432		955,503
	Turner	89,142	(a)	N/A		N/A
	Former subadviser: Franklin Portfolio Associates (from March 2004 to June 6, 2008)	N/A		22,583		964,510
	Former subadviser: Federated MDTA, LLC (from June 6, 2008 to Feb. 19, 2010)	325,109		443,715		N/A	(a)
RiverSource Partners Fundamental Value	Davis	1,688,264		2,020,698		3,220,929

		2009		2008		2007
For funds with fiscal period ending October 31
Columbia Asia Pacific ex-Japan	Threadneedle	42,462	(e)	N/A		N/A
Columbia Emerging Markets Opportunity	Threadneedle	1,469,749		2,801,637		2,728,720
Columbia European Equity	Threadneedle	260,772		443,279		406,594
Columbia Global Equity	Threadneedle	1,168,151		2,269,177		2,408,387
Columbia Global Extended Alpha	Threadneedle	43,117		11,750	(f)	N/A
Columbia Multi-Advisor International Value	AllianceBernstein	2,170,338		6,268,208		7,962,307
	Mondrian	714,196		77,048	(b)	N/A
	Tradewinds	1,116,798		129,124	(b)	N/A
RiverSource Partners International Select Growth	Columbia WAM	956,567		1,557,963		1,568,158
	Former subadviser: Principal Global	866,239		1,849,485		1,760,150
	Investors, LLC (from April 24, 2006 to May 6, 2010)
RiverSource Partners International Small	Columbia WAM	41,203	(c)	N/A		N/A
Cap
	Former subadviser: Batterymarch	188,913		386,194		439,593
	Financial Management, Inc. (from April 24, 2006 to April 30, 2010)
	Former subadviser: AIG Global Investment Corp. (from April 24, 2006 to Aug. 7, 2009)	127,498	(d)	355,245		425,696
Threadneedle Global Equity Income	Threadneedle	104,654		9,057	(f)	N/A
Threadneedle International Opportunity	Threadneedle	1,254,178		1,907,215		1,895,712
For funds with fiscal period ended December 31
RiverSource LaSalle Global Real Estate	LaSalle Securities U.S.	$36,482		121,606		148,985

Statement of Additional Information – Nov. 29, 2010	Page 115

		Subadvisory Fees Paid
Fund	Subadviser	2009	2008	2007
RiverSource LaSalle Monthly Dividend Real Estate	LaSalle Securities U.S.	71,093	$230,019	$413,983

(a)	The subadviser did not begin managing the fund until after the fund’s fiscal year end.
(b)	For the fiscal period from Aug. 18, 2008 to Oct. 31, 2008.
(c)	For the fiscal period from Aug. 10, 2009 to Oct. 31, 2009.
(d)	For the fiscal period from Nov. 1, 2008 to Aug. 7, 2009.
(e)	For the fiscal period from July 15, 2009 to Oct. 31, 2009.
(f)	For the fiscal period from Aug. 1, 2008 to Oct. 31, 2008.

Portfolio Managers. For funds other than money market funds, the following table provides information about the fund’s portfolio managers as of the end of the most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 19. Portfolio Managers

		Other Accounts Managed (excluding the fund)				Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets		Performance Based Accounts(a)			Structure of Compensation

For funds with fiscal period ending January 31
Columbia Income Builder Fund	Colin Lundgren	16 RICs		$1.34 billion	None	None	(6)	(18)
		16 other accounts		$271.73 million
	Gene R. Tannuzzo(j)	1 RIC 2 other accounts	$ $	341.48 million 0.08 million	None	None
Columbia Income Builder Fund II	Colin Lundgren	16 RICs		$1.18 billion	None	$100,001 –	(6)	(18)
		16 other accounts		$271.73 million		$500,000
	Gene R. Tannuzzo(j)	1 RIC 2 other accounts	$ $	341.48 million 0.08 million	None	None
Columbia Income Builder Fund III	Colin Lundgren	16 RICs		$1.38 billion	None	None	(6)	(18)
		16 other accounts		$271.73 million
	Gene R. Tannuzzo(j)	1 RIC 2 other accounts	$ $	341.48 million 0.08 million	None	None
Columbia Portfolio Builder Aggressive	Kent M. Bergene(b)	5 RICs		$3.30 billion	None	$50,001 –	(1)	(19)
		7 other accounts		$1.36 million		$100,000
	David M. Joy	5 RICs 6 other accounts	$ $	3.30 billion 1.01 million	None	None
	Anwiti Bahuguna(k)	17 RICs		$2.1 billion	None	None	(3)	(32)
		26 PIVs 22 other accounts	$ $	2.4 billion 296.0 million
	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$ $ $	3.62 billion 2.4 billion 299.0 million	None	None
	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$ $ $	2.1 billion 2.4 billion 296.0 million	None	None
	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$ $ $	2.1 million 2.4 million 296.0 million	None	None
Columbia Portfolio Builder Conservative	Kent M. Bergene(b)	5 RICs		$3.30 billion	None	$50,001 –	(1)	(19)
		7 other accounts		$1.36 million		$100,000
	David M. Joy	5 RICs 6 other accounts	$ $	3.30 billion 1.01 million	None	None
	Anwiti Bahuguna(k)	17 RICs		$2.1 billion	None	None	(3)	(32)
		26 PIVs 22 other accounts	$ $	2.4 billion 296.0 million
	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$ $ $	3.62 billion 2.4 billion 299.0 million	None	None
	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$ $ $	2.1 billion 2.4 billion 296.0 million	None	None
	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$ $ $	2.1 million 2.4 million 296.0 million	None	None

Statement of Additional Information – Nov. 29, 2010	Page 116

		Other Accounts Managed (excluding the fund)				Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets		Performance Based Accounts(a)			Structure of Compensation
Columbia Portfolio Builder Moderate	Kent M. Bergene(b)	5 RICs		$3.30 billion	None	$50,001 –	(1)	(19)
		7 other accounts		$1.36 million		$100,000
	David M. Joy	5 RICs 6 other accounts	$ $	3.30 billion 1.01 million	None	None
	Anwiti Bahuguna(k)	17 RICs		$2.1 billion	None	None	(3)	(32)
		26 PIVs 22 other accounts	$ $	2.4 billion 296.0 million
	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$ $ $	3.62 billion 2.4 billion 299.0 million	None	None
	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$ $ $	2.1 billion 2.4 billion 296.0 million	None	None
	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$ $ $	2.1 million 2.4 million 296.0 million	None	None
Columbia Portfolio Builder Moderate Aggressive	Kent M. Bergene(b)	5 RICs		$3.30 billion	None	$50,001 –	(1)	(19)
		7 other accounts		$1.36 million		$100,000
	David M. Joy	5 RICs 6 other accounts	$ $	3.30 billion 1.01 million	None	None
	Anwiti Bahuguna(k)	17 RICs		$2.1 billion	None	None	(3)	(32)
		26 PIVs 22 other accounts	$ $	2.4 billion 296.0 million
	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$ $ $	3.62 billion 2.4 billion 299.0 million	None	None
	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$ $ $	2.1 billion 2.4 billion 296.0 million	None	None
	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$ $ $	2.1 million 2.4 million 296.0 million	None	None
Columbia Portfolio Builder Moderate Conservative	Kent M. Bergene(b)	5 RICs		$3.56 billion	None	$10,001 –	(1)	(19)
		7 other accounts		$1.36 million		$50,000
	David M. Joy	5 RICs 6 other accounts	$ $	3.56 billion 1.01 million	None	None
	Anwiti Bahuguna(k)	17 RICs		$2.1 billion	None	None	(3)	(32)
		26 PIVs 22 other accounts	$ $	2.4 billion 296.0 million
	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$ $ $	3.62 billion 2.4 billion 299.0 million	None	None
	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$ $ $	2.1 billion 2.4 billion 296.0 million	None	None
	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$ $ $	2.1 million 2.4 million 296.0 million	None	None
Columbia Portfolio Builder Total Equity	Kent M. Bergene(b)	5 RICs		$3.30 billion	None	$50,001 –	(1)	(19)
		7 other accounts		$1.36 million		$100,000
	David M. Joy	5 RICs 6 other accounts	$ $	3.30 billion 1.01 million	None	None
	Anwiti Bahuguna(k)	17 RICs		$2.1 billion	None	None	(3)	(32)
		26 PIVs 22 other accounts	$ $	2.4 billion 296.0 million
	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$ $ $	3.62 billion 2.4 billion 299.0 million	None	None
	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$ $ $	2.1 billion 2.4 billion 296.0 million	None	None
	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$ $ $	2.1 million 2.4 million 296.0 million	None	None

Statement of Additional Information – Nov. 29, 2010	Page 117

		Other Accounts Managed (excluding the fund)				Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets		Performance Based Accounts(a)			Structure of Compensation
RiverSource S&P 500 Index	Alfred F. Alley III(k)	4 RICs		$6.5 billion	None	None	(3)	(32)
		3 PIVs 19 other accounts	$ $	175.0 million 4.0 billion
RiverSource Small Company Index	Alfred F. Alley III(k)	4 RICs		$6.5 billion	None	None	(3)	(32)
		3 PIVs 19 other accounts	$ $	175.0 million 4.0 billion
For funds with fiscal period ending March 31
Columbia Equity Value	Steve Schroll	12 RICs		$14.61 billion	8 RICs ($14.05 B)	$50,001 –	(2)	(20)
		2 PIVs		$69.61 million		$100,000
		18 other accounts(d)		$538.36 million
	Laton Spahr	12 RICs 2 PIVs	$ $	14.61 billion 69.61 million	8 RICs ($14.05 B)	$100,001 – $500,000
		17 other accounts(d)		$538.66 million
	Paul Stocking	12 RICs 2 PIVs	$ $	14.61 billion 69.61 million	8 RICs ($14.05 B)	$50,001 – $100,000
		21 other accounts(d)		$543.80 million
RiverSource Precious Metals and Mining	Michael E. Hoover(k)	1 RIC		$689.7 million	None	None	(3)	(32)
		3 PIVs 3 other accounts	$ $	689.7 million 0.74 million
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	Steve Schroll	12 RICs		$14.76 billion	8 RICs ($14.2 B)	$10,001-	(2)	(20)
		2 PIVs		$70.44 million		$50,000
		18 other accounts(d)		$539.06 million
	Laton Spahr	12 RICs		$14.76 billion	8 RICs ($14.2 B)	$500,001-
		2 PIVs		$70.44 million		$1,000,000
		17 other accounts(d)		$539.57 million
	Paul Stocking	12 RICs		$14.76 billion	8 RICs ($14.2 B)	$100,001-
		2 PIVs		$70.44 million		$500,000
		21 other accounts(d)		$544.59 million
Columbia Recovery and Infrastructure	Warren Spitz	None		None	None	Over	(2)	(20)
$1,000,000
Columbia Retirement Plus 2010	Kent M. Bergene(b),(l)	6 RICs		$4.13 billion	None	None	(1)	(19)
		8 other accounts		$1.50 million
	David M. Joy(l)	6 RICs 7 other accounts	$ $	4.13 billion 1.13 million	None	None
	Anwiti Bahuguna(l)	17 RICs		$2.1 billion	None	None
		26 PIVs		$2.5 billion
		21 other accounts		$243 million
	Colin Moore(l)	19 RICs		$3.56 billion	None	None
		26 PIVs		$2.5 billion
		20 other accounts		$246 million
	Kent Peterson(l)	17 RICs		$2.1 billion	None	None	(3)	(32)
		26 PIVs		$2.5 billion
		20 other accounts		$243 million
	Marie M. Schofield(l)	17 RICs		$2.1 billion	None	None
		26 PIVs		$2.5 billion
		17 other accounts		$243 million

Statement of Additional Information – Nov. 29, 2010	Page 118

		Other Accounts Managed (excluding the fund)				Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets		Performance Based Accounts(a)			Structure of Compensation
Columbia Retirement Plus 2015	Kent M. Bergene(b),(l)	6 RICs		$4.13 billion	None	None	(1)	(19)
		8 other accounts		$1.50 million
	David M. Joy(l)	6 RICs 7 other accounts	$ $	4.13 billion 1.13 million	None	$1-$10,000
	Anwiti Bahuguna(l)	17 RICs		$2.1 billion	None	None
		26 PIVs		$2.5 billion
		21 other accounts		$243 million
	Colin Moore(l)	19 RICs		$3.56 billion	None	None
		26 PIVs		$2.5 billion
		20 other accounts		$246 million
	Kent Peterson(l)	17 RICs		$2.1 billion	None	None	(3)	(32)
		26 PIVs		$2.5 billion
		20 other accounts		$243 million
	Marie M. Schofield(l)	17 RICs		$2.1 billion	None	None
		26 PIVs		$2.5 billion
		17 other accounts		$243 million
Columbia Retirement Plus 2020	Kent M. Bergene(b),(l)	8 other accounts		$1.50 million	None	None	(1)	(19)
	David M. Joy(l)	6 RICs 7 other accounts	$ $	4.13 billion 1.13 million	None	None
	Anwiti Bahuguna(l)	17 RICs		$2.1 billion	None	None
		26 PIVs		$2.5 billion
		21 other accounts		$243 million
	Colin Moore(l)	19 RICs		$3.56 billion	None	None
		26 PIVs		$2.5 billion
		20 other accounts		$246 million
	Kent Peterson(l)	17 RICs		$2.1 billion	None	None	(3)	(32)
		26 PIVs		$2.5 billion
		20 other accounts		$243 million
	Marie M. Schofield(l)	17 RICs		$2.1 billion	None	None
		26 PIVs		$2.5 billion
		17 other accounts		$243 million
Columbia Retirement Plus 2025	Kent M. Bergene(b),(l)	6 RICs		$4.13 billion	None	None	(1)	(19)
		8 other accounts		$1.50 million
	David M. Joy(l)	6 RICs 7 other accounts	$ $	4.13 billion 1.13 million	None	None
	Anwiti Bahuguna(l)	17 RICs		$2.1 billion	None	None
		26 PIVs		$2.5 billion
		21 other accounts		$243 million
	Colin Moore(l)	19 RICs		$3.56 billion	None	None
		26 PIVs		$2.5 billion
		20 other accounts		$246 million
	Kent Peterson(l)	17 RICs		$2.1 billion	None	None	(3)	(32)
		26 PIVs		$2.5 billion
		20 other accounts		$243 million
	Marie M. Schofield(l)	17 RICs		$2.1 billion	None	None
		26 PIVs		$2.5 billion
		17 other accounts		$243 million
Columbia Retirement Plus 2030	Kent M. Bergene(b),(l)	6 RICs		$4.13 billion	None	None	(1)	(19)
		8 other accounts		$1.50 million
	David M. Joy(l)	6 RICs 7 other accounts	$ $	4.13 billion 1.13 million	None	None
	Anwiti Bahuguna(l)	17 RICs		$2.1 billion	None	None
		26 PIVs		$2.5 billion
		21 other accounts		$243 million
	Colin Moore(l)	19 RICs		$3.56 billion	None	None
		26 PIVs		$2.5 billion
		20 other accounts		$246 million
	Kent Peterson(l)	17 RICs		$2.1 billion	None	None	(3)	(32)
		26 PIVs		$2.5 billion
		20 other accounts		$243 million
	Marie M. Schofield(l)	17 RICs		$2.1 billion	None	None
		26 PIVs		$2.5 billion
		17 other accounts		$243 million

Statement of Additional Information – Nov. 29, 2010	Page 119

		Other Accounts Managed (excluding the fund)				Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets		Performance Based Accounts(a)			Structure of Compensation
Columbia Retirement Plus 2035	Kent M. Bergene(b),(l)	6 RICs		$4.13 billion	None	None	(1)	(19)
		8 other accounts		$1.50 million
	David M. Joy(l)	6 RICs 7 other accounts	$ $	4.13 billion 1.13 million	None	None
	Anwiti Bahuguna(l)	17 RICs		$2.1 billion	None	None
		26 PIVs		$2.5 billion
		21 other accounts		$243 million
	Colin Moore(l)	19 RICs		$3.56 billion	None	None
		26 PIVs		$2.5 billion
		20 other accounts		$246 million
	Kent Peterson(l)	17 RICs		$2.1 billion	None	None	(3)	(32)
		26 PIVs		$2.5 billion
		20 other accounts		$243 million
	Marie M. Schofield(l)	17 RICs		$2.1 billion	None	None
		26 PIVs		$2.5 billion
		17 other accounts		$243 million
Columbia Retirement Plus 2040	Kent M. Bergene(b),(l)	6 RICs		$4.13 billion	None	None	(1)	(19)
		8 other accounts		$1.50 million
	David M. Joy(l)	6 RICs 7 other accounts	$ $	4.13 billion 1.13 million	None	None
	Anwiti Bahuguna(l)	17 RICs		$2.1 billion	None	None
		26 PIVs		$2.5 billion
		21 other accounts		$243 million
	Colin Moore(l)	19 RICs		$3.56 billion	None	None
		26 PIVs		$2.5 billion
		20 other accounts		$246 million
	Kent Peterson(l)	17 RICs		$2.1 billion	None	None	(3)	(32)
		26 PIVs		$2.5 billion
		20 other accounts		$243 million
	Marie M. Schofield(l)	17 RICs		$2.1 billion	None	None
		26 PIVs		$2.5 billion
		17 other accounts		$243 million
Columbia Retirement Plus 2045	Kent M. Bergene(b),(l)	6 RICs		$4.13 billion	None	None	(1)	(19)
		8 other accounts		$1.50 million
	David M. Joy(l)	6 RICs 7 other accounts	$ $	4.13 billion 1.13 million	None	None
	Anwiti Bahuguna(l)	17 RICs		$2.1 billion	None	None
		26 PIVs		$2.5 billion
		21 other accounts		$243 million
	Colin Moore(l)	19 RICs		$3.56 billion	None	None
		26 PIVs		$2.5 billion
		20 other accounts		$246 million
	Kent Peterson(l)	17 RICs		$2.1 billion	None	None	(3)	(32)
		26 PIVs		$2.5 billion
		20 other accounts		$243 million
	Marie M. Schofield(l)	17 RICs		$2.1 billion	None	None
		26 PIVs		$2.5 billion
		17 other accounts		$243 million

For funds with fiscal period ending May 31
Columbia High Yield Bond	Jennifer Ponce de Leon	6 RICs		$4.04 billion	2 RICs ($527.4 M)	None	(2)	(23)
		1 PIV 27 other accounts	$ $	9.33 million 4.58 billion
	Brian Lavin	12 RICs 1 PIV 4 other account	$ $ $	8.92 billion 9.33 million 683.4 million	None	None

Statement of Additional Information – Nov. 29, 2010	Page 120

		Other Accounts Managed (excluding the fund)				Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets		Performance Based Accounts(a)			Structure of Compensation
Columbia Multi-Advisor Small Cap Value	Donald Smith: Donald G. Smith	2 RICs		$832.0 million	1 RIC ($790 M);
	Richard L. Greenberg	1 PIV		$67.0 million	1 other account ($68 M)	None	(10)	(26)
		33 other accounts		$2.0 billion
	BHMS:
	James S. McClure	4 RICs		$824.6 million
	John P. Harloe	1 PIV		$5.4 million	None	None	(12)	(27)
		15 other accounts		$572.3 million
	MetWest:
	Samir Sikka	5 RICs		$472.7 million	1 other account	None	(13)	(28)
		3 PIVs 12 other accounts	$ $	84.3 million 193.8 million	($53.9 M)
	Turner:
	David Kovacs	4 RICs		$315.0 million	1 PIV ($2 M)	None	(5)	(21)
		7 PIVs 6 other accounts	$ $	46.0 million 23930 million
Columbia U.S. Government Mortgage	Jason J. Callan	4 RICs		$1.84 billion	None	None	(2)	(23)
		3 other accounts		$0.34 million
	Tom Heuer	4 RICs 2 other accounts	$ $	1.84 billion 0.40 million	None	None
RiverSource Partners Fundamental Value	Davis:	26 RICs		$54.0 billion	None	None(f)	(9)	(25)
	Christopher C. Davis	12 PIVs 117 other accounts(e)	$ $	1.0 billion 8.0 billion
	Kenneth C. Feinberg	24 RICs 11 PIVs 107 other accounts(e)	$ $ $	54.0 billion 1.0 billion 7.0 billion
RiverSource Short Duration U.S. Government	Leonard A. Aplet(m)	11 RICs		$2.90 billion	None	None	(3)	(32)
		8 PIVs 85 other accounts	$ $	3.56 billion 10.93 billion
	Gregory S. Liechty(m)	1 RICs 13 other accounts	$ $	2.48 billion 71.3 million	None	None
	Ronald B. Stahl(m)	11 RICs 6 PIVs 53 other accounts	$ $ $	2.90 billion 785.66 million 3.88 billion	None	None

For funds with fiscal period ending June 30
Columbia Dividend Opportunity	Steve Schroll	12 RICs		$12.06 billion	8 RICs ($11.57 M)	$100,001-
		2 PIVs 21 other accounts(d)	$ $	58.92 million 467.85 million		$500,000
	Laton Spahr	12 RICs		$12.06 billion	8 RICs ($11.57 M)	$100,001-
		2 PIVs 17 other accounts(d)	$ $	58.92 million 468.59 million		$500,000
	Paul Stocking	12 RICs		$12.06 billion	8 RICs ($11.57 M)	$10,001- $50,000	(2)	(20)
		2 PIVs		$58.92 million
		18 other accounts(d)		$473.07 million
RiverSource Real Estate	Arthur J. Hurley	1 RIC		$332.0 million	None	None	(3)	(32)
		7 other accounts		$0.40 million

Statement of Additional Information – Nov. 29, 2010	Page 121

		Other Accounts Managed (excluding the fund)				Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets		Performance Based Accounts(a)			Structure of Compensation
For funds with fiscal period ending July 31
Columbia Floating Rate	Lynn Hopton	11 PIVs		$4.85 billion	None	None	(2)	(29)
		11 other accounts		$440.11 million
	Yvonne Stevens	11 PIVs 11 other accounts	$ $	4.85 billion 436.48 million	None	None
	Steve Staver	5 other accounts		$0.81 million	None	None
Columbia Income Opportunities	Brian Lavin	12 RICs		$8.19 billion	None	None	(2)	(23)
		1 PIV 3 other account	$ $	10.40 million 684.85 million
Columbia Inflation Protected Securities	Nicholas Pifer(m)	6 RICs		$4.67 billion	None	None	(2)	(23)
		3 PIVs 19 other accounts	$ $	21.58 million 4.99 billion
	VishaI Khanduja	1 RIC 3 other accounts	$ $	2.24 billion 0.09 million	None	None
Columbia Large Core Quantitative	Brian M. Condon	12 RICs		$4.92 billion	1 PIV ($23 M)	None	(3)	(32)
		8 PIVs 43 other accounts	$ $	707 million 2.63 billion
Columbia Limited Duration Credit	Tom Murphy	6 RICs		$12.38 billion	2 RICs ($1.53 B);	Over	(2)	(23)
		2 PIVs		$715.72 million	1 other account	1,000,000
		17 other accounts		$12.88 billion	($30.68 M)
	Timothy J. Doubek	1 RIC 5 other account	$ $	2.05 billion 31.88 million	1 other account ($30.68 M)	$10,001 – $50,000
RiverSource Disciplined Small and Mid Cap Equity	Brian M. Condon	12 RICs		$8.52 billion	1 PIV ($23 M)	None	(3)	(32)
		8 PIVs 43 other accounts	$ $	707 million 2.63 billion
	Alfred F. Alley III	6 RICs 6 PIVs 17 other accounts	$ $ $	6.81 billion 846.76 million 1.28 billion	None	None
RiverSource Disciplined Small and Mid Cap Value	Brian M. Condon	12 RICs		$8.61 billion	1 PIV ($23 M)	None	(3)	(32)
		8 PIVs 43 other accounts	$ $	707 million 2.63 billion
	Alfred F. Alley III	6 RICs 6 PIVs 17 other accounts	$ $ $	6.90 billion 846.76 million 1.28 billion	None	None
For funds with fiscal period ending August 31
Columbia Diversified Bond	Tom Murphy	5 RICs		$7.96 billion	2 RICs ($1.46 B);	$10,001 –	(2)	(23)
		2 PIVs		$709.69 million	1 other account	$50,000
		18 other accounts		$13.30 billion	($29.94 M)
	Jennifer Ponce de Leon	6 RICs 27 other accounts	$ $	5.60 billion 4.68 billion	2 RICs ($1.46 B); 1 other account ($29.94 M)	None
	Colin Lundgren	22 RICs 9 other accounts	$ $	38.96 billion 272.65 million	2 RICs ($1.46 B)	$100,001 – $500,000
Columbia Minnesota Tax-Exempt	Catherine Stienstra	10 RICs		$4.15 billion	None	None	(2)	(23)
		12 other accounts		$6.80 billion
	Mary Grindland(n)	1 RIC 6 other accounts	$ $	67.34 billion 0.42 million	None	$10,001 – $50,000
RiverSource California Tax-Exempt	Catherine Stienstra	10 RICs		$4.35 billion	None	None	(2)	(23)
		12 other accounts		$6.80 billion
RiverSource New York Tax-Exempt	Catherine Stienstra	10 RICs		$4.45 billion	None	None	(2)	(23)
		12 other accounts		$6.80 billion
For fund with fiscal period ending September 30
Columbia Diversified Equity Income	Laton Spahr	12 RICs 2 PIVs 16 other accounts	$ $ $	9.94 billion 59.51 million 544.22 million	8 RICs ($9.42 B)	$100,001-$500,000
	Steve Schroll	12 RICs 2 PIVs	$ $	9.94 billion 59.51 million	8 RICs ($9.42 B)	$50,001-$100,000	(2)	(20)
		18 other accounts		$543.14 million
	Paul Stocking	12 RICs 2 PIVs 20 other accounts	$ $ $	9.94 billion 59.51 million 549.37 million	8 RICs ($9.42 B)	Over $1,000,000
Columbia Large Growth Quantitative	Brian M. Condon	11 RICs		$7.92 billion	1 PIV ($22 M)	None	(3)	(32)
		9 PIVs 40 other accounts	$ $	757 million 2.798 billion
Columbia Large Value Quantitative	Brian M. Condon	11 RICs		$8.429 billion	1 PIV ($22 M)	None	(3)	(32)
		9 PIVs 40 other accounts	$ $	757 million 2.798 billion

Statement of Additional Information – Nov. 29, 2010	Page 122

		Other Accounts Managed (excluding the fund)				Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets		Performance Based Accounts(a)			Structure of Compensation
Columbia Mid Cap Value Opportunity	Laton Spahr	12 RICs		$12.18 billion	8 RICs ($9.42 B)	$50,001-$100,000
		2 PIVs 16 other accounts	$ $	59.51 million 544.22 million
	Steve Schroll	12 RICs		$12.18 billion	8 RICs ($9.42 B)	$50,001-$100,000	(2)	(20)
		2 PIVs 18 other accounts	$ $	59.51 million 543.14 million
	Paul Stocking	12 RICs		$12.18 billion	8 RICs ($9.42 B)	$50,001-$100,000
		2 PIVs 20 other accounts	$ $	59.51 million 549.37 million
Columbia Strategic Allocation	Anwiti Bahuguna	36 RICs 35 PIVs 21 other accounts	$ $ $	6.558 billion 4.45 billion 252 million	None	None
	Colin Moore	38 RICs 35 PIVs 20 other accounts	$ $ $	7.93 billion 4.45 billion 255 million	None	None
	Kent Peterson	36 RICs	$ $	6.558 billion 4.45 billion	None	None	(3)	(32)
		35 PIVs 16 other accounts		$252 million
	Marie M. Schofield	36 RICs 35 PIVs 17 other accounts	$ $ $	6.558 billion 4.45 billion 253 million	None	None
	David M. Joy	31 RICs 6 other accounts	$ $	6.27 billion 1.14 million	None	None	(2)	(19)
RiverSource Balanced	Steve Schroll	12 RICs		$13.77 billion	8 RICs ($9.42 B)	None	(2)	(20)
		2 PIVs 18 other accounts	$ $	59.51 million 543.14 million
	Laton Spahr	12 RICs 2 PIVs 16 other accounts	$ $ $	13.77 billion 59.51 million 544.22 million	8 RICs ($9.42 B)	None
	Paul Stocking	12 RICs 2 PIVs 20 other accounts	$ $ $	13.77 billion 59.51 million 549.37 million	8 RICs ($9.42 B)	None
	Tom Murphy	5 RICs	$ $	12.73 billion 716.23 million	1 RIC ($933.4 M);	None	(2)	(23)
		2 PIVs 17 other accounts		$13.57 billion	1 other account ($23.54 M)
	Jennifer Ponce de Leon	6 RICs 1 PIV 25 other accounts	$ $ $	3.34 billion 10.56 million 4.88 billion	1 RIC ($933.4 M); 1 other account ($6.21 M)	None
	Colin Lundgren	14 RICs 9 other accounts	$ $	48.53 billion 277.27 million	1 RIC ($933.4 M)	None
RiverSource Strategic Income Allocation	Colin Lundgren	14 RICs 9 other accounts	$ $	48.78 billion 277.27 million	2 RICs ($1.54 B)	None
	Gene R. Tannuzzo	11 RICs 2 other accounts	$ $	43.37 billion 0.09 million	None	$1-$10,000	(2)	(23)
	Brian Lavin	12 RICs 1 PIV 3 other account	$ $ $	9.49 billion 10.56 million 695.44 million	None	None
Seligman California Municipal High-Yield	Catherine Stienstra	11 RICs	$ $	4.07 billion 6.70 billion	None	None	(2)	(23)
		12 other accounts
Seligman California Municipal Quality	Catherine Stienstra	11 RICs		$4.07 billion	None	None	(2)	(23)
		12 other accounts		$6.70 billion
Seligman Minnesota Municipal	Catherine Stienstra	11 RICs		$4.04 billion	None	None	(2)	(23)
		12 other accounts		$6.70 billion
	Mary Grindland	1 RIC 6 other accounts	$ $	355.48 million 0.3 million	None	None
Seligman National Municipal	Kimberly Campbell	7 RICs		$3.45 billion	None	None	(3)	(32)
		18 other accounts		$960,000
Seligman New York Municipal	Catherine Stienstra	11 RICs		$4.02 billion	None		(2)	(23)
		12 other accounts		$6.70 billion

For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	Nicholas Pifer	5 RICs		$4.79 billion	None	$50,001 –	(2)	(23)
		3 PIVs		$33.59 million		$100,000
		17 other accounts(d)		$6.27 billion

Statement of Additional Information – Nov. 29, 2010	Page 123

		Other Accounts Managed (excluding the fund)				Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets		Performance Based Accounts(a)			Structure of Compensation
Columbia Asia Pacific ex-Japan	Threadneedle:
	Vanessa Donegan	2 PIVs		$2.17 billion	1 other ($156.61 M)	None(g)	(14)	(36)
		7 other accounts		$4.16 billion
	Rafael Polatinsky	1 PIV 4 other accounts	$ $	201.29 million 20.0 billion	None
Columbia Emerging Markets Bond	Nicholas Pifer	5 RICs		$4.77 billion	None	$10,001 –	(2)	(23)
		3 PIVs		$33.59 million		$50,000
		17 other accounts(d)		$6.27 billion
	Jim Carlene	4 PIVs 7 other accounts	$ $	174.53 million 966.74 million		$10,001 – $50,000
Columbia Emerging Markets Opportunity	Threadneedle:
	Vanessa Donegan(m)	2 PIVs		$1.96 billion	1 other ($156.61 M)	None(g)	(14)	(36)
		6 other accounts		$2.76 billion
	Rafael Polatinsky(m)	1 PIV 3 other accounts	$ $	224.26 million 554.09 million	None
Columbia European Equity	Threadneedle:
	Dan Ison	4 PIVs		$211.49 million	1 PIV ($86.38 M)	None(g)	(14)	(36)
Columbia Frontier	John K. Schonberg(j)	8 RICs		$1.98 billion	2 RICs ($1.55 B)	None	(2)	(37)
		2 PIVs 6 other accounts	$ $	27.61 million 1.26 million
	Sam Murphy(j)	2 RICs 3 other accounts	$ $	1.55 billion 0.15 million	2 RICs ($1.55 B)	None
	Mike Marzolf(j)	2 RICs 3 other accounts	$ $	1.55 billion 0.081 million	2 RICs ($1.55 B)	None
Columbia Global Bond	Nicholas Pifer	5 RICs		$4.51 billion	None	$50,001 –	(2)	(23)
		3 PIVs		$33.59 million		$100,000
		17 other accounts(d)		$6.27 billion
Columbia Global Equity	Threadneedle:
	Stephen Thornber	2 RICs		$28.09 million	None	None(g)	(14)	(36)
		3 PIVs 3 other accounts	$ $	779.53 million 411.64 million
	Andrew Holliman	2 RICs 6 PIVs	$ $	7.50 million 1.63 billion	1 RIC, 1 PIV ($16.2 M)
Columbia Global Extended Alpha	Threadneedle:
	Andrew Holliman	1 RICs 6 PIVs	$ $	481.64 million 1.63 billion	1 RIC, 1 PIV ($16.2 M)
	Jeremy Podger	1 RICs		$28.09 million	3 PIVs, 1 other	None(g)	(14)	(36)
		7 PIV 4 other accounts	$ $	692.70 million 120.63 million	($96.2 M)
Columbia Multi-Advisor International Value	AllianceBernstein:
	Kevin F. Simms	112 RICs		$38.41 billion	3 RICs ($6.56 B);
	Henry S. D’Auria	195 PIVs		$19.99 billion	3 PIVs ($839 M);
	Sharon E. Fay	33,923 other accounts		$96.14 billion	86 other ($8.82 B)
	Marilyn G. Fedak	43 RICs		$11.20 billion	1 RIC ($3.64 B);	None	(16)	(33)
		52 PIVs 33,271 other accounts	$ $	1.43 billion 23.54 billion	8 other ($584 M)
	Giulio Martini	53 RICs 94 PIVs 548 other accounts	$ $ $	23.88 billion 17.06 billion 58.71 billion	2 RICs ($2.92 B); 2 PIVs ($792 M); 62 other ($6.79 B)
Mondrian:
	Ormala Krishnan	1 RIC		$363.0 million	None	None	(8)	(34)
		1 PIV 11 other accounts	$ $	406.0 million 1.08 billion
Tradewinds:
	Peter Boardman	4 RICs		$1.80 billion	None	None	(11)	(35)
		9 PIVs 41,851 other accounts	$ $	906.79 million 11.98 billion
	Alberto Jimenez Crespo	4 RICs 9 PIVs 41,848 other accounts	$ $ $	1.81 billion 906.79 million 11.85 billion

Statement of Additional Information – Nov. 29, 2010	Page 124

		Other Accounts Managed (excluding the fund)				Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets		Performance Based Accounts(a)			Structure of Compensation
Columbia Seligman Global Technology	Richard M. Parower	3 RICs 5 PIVs	$ $	3.40 billion 904.02 million		$100,001 – $500,000
		6 other accounts		$247.29 million
	Paul H. Wick	3 RICs 5 PIVs 5 other accounts	$ $ $	3.40 billion 904.02 million 246.94 million		None
	Reema D. Shah	3 RICs		$3.40 billion	None	None	(2)	(30)
		5 PIVs 8 other accounts	$ $	904.02 million 253.02 million
	Ajay Diwan	3 RICs 5 PIVs 7 other accounts	$ $ $	3.40 billion 904.02 million 249.66 million		None
	Benjamin Lu	1 RIC 2 PIVs	$ $	6.11 million 41.12 million		$0 – $10,000
		1 other account		$0.01 million
RiverSource Disciplined International Equity	Fred Copper(k)	10 RICs		$1.8 billion	None	None	(3)	(32)
		4 PIVs 24 other accounts	$ $	634.7 million 92.4 million
RiverSource Partners
International Select
Growth	Columbia WAM:
	P. Zachary Egan	2 RICs		$4.10 billion	None	None	(15)	(31)
	Louis J. Mendes	3 RICs		$5.50 billion
RiverSource Partners International Small Cap	Columbia WAM:
	P. Zachary Egan	2 RICs		$4.30 billion	None	None	(15)	(31)
	Louis Mendes III	3 RICs		$5.60 billion
Threadneedle Global Equity Income	Threadneedle:
	Stephen Thornber	2 RICs		$481.64 million	1 RIC ($481.64 M)	None(g)	(14)	(36)
		3 PIVs 3 other accounts	$ $	779.53 million 411.64 million
	Jeremy Podger	2 RICs 7 PIV 4 other accounts	$ $ $	28.09 million 144.71 million 120.63 million	3 PIVs, 1 other ($96.2 M)
Threadneedle International Opportunity	Threadneedle:
	Alex Lyle	1 RIC		$552.78 million	1 RIC ($552.78 M);	None(g)	(14)	(36)
		16 PIVs 30 other accounts	$ $	1.20 million 2.17 billion	1 other ($221.18 M)
	Esther Perkins	1 RIC 3 other accounts	$ $	552.78 million 264.31 million	1 RIC ($552.78 M)

For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	Catherine Stienstra	10 RICs		$3.82 billion	None	None	(2)	(23)
		11 other accounts		$6.50 billion
Columbia Mid Cap Growth Opportunity	John K. Schonberg	7 RICs 2 PIVs 6 other accounts	$ $ $	745.93 million 15.93 million 1.12 million
	Sam Murphy	1 RIC		$364.11 million	1 RIC ($364.11 M)	None	(2)	(37)
		3 other accounts		$0.12 million
	Mike Marzolf	1 RIC 2 other accounts	$ $	364.11 million 0.05 million
RiverSource Intermediate Tax-Exempt	Brian M. McGreery(m)	7 RICs		$4.20 billion	None	None	(3)	(32)
		7 other accounts		$640.57 million
RiverSource Tax-Exempt High Income	Kimberly Campbell(m)	7 RICs		$3.40 billion	None	None	(3)	(32)
		18 other accounts		$0.93 million

For funds with fiscal period ending December 31
Columbia Select	Neil Eigen	6 RICs		$642.93 million	4 RICs ($544.83 M)	None
Large-Cap Value		2 PIVs		$149.17 million
		65 other accounts(d)		$2.92 billion			(2)	(22)
	Richard Rosen	6 RICs		$642.93 million	4 RICs ($544.83 M)	None
		2 PIVs		$149.17 million
		70 other accounts(d)		$2.88 billion
Columbia Select	Neil Eigen	6 RICs		$611.66 million	4 RICs ($513.56 M)	None
Smaller-Cap Value		2 PIVs		$149.17 million
		65 other accounts(d)		$2.92 billion			(2)	(22)
	Richard Rosen	6 RICs		$611.66 million	4 RICs ($513.56 M)	$1-$10,000
		2 PIVs		$149.17 million
		70 other accounts(d)		$2.88 billion

Statement of Additional Information – Nov. 29, 2010	Page 125

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
Columbia Seligman	Paul Wick	4 RICs	$851.40 million	None	Over
Communications		5 PIVs	$1.82 billion		$1,000,000,000
and Information		6 other accounts	$266.43 million			(2)	(30)
	Ajay Diwan	4 RICs	$851.40 million	None	None
		5 PIVs	$1.82 billion
		7 other accounts	$262.94 million
	Richard Parower	3 RICs	$566.53 million	None	None
		5 PIVs	$1.82 billion
		8 other accounts	$265.53 million
	Reema Shah	3 RICs	$566.53 million	None	None
		5 PIVs	$1.82 billion
		8 other accounts	$270.30 million
	Sangeeth Peruri	1 RIC	$56.04 million	None	None
		3 PIVs	$874.60 million
		9 other accounts	$16.67 million
RiverSource LaSalle Global Real Estate	LaSalle Securities:
	Stan J. Kraska	2 RICs	$113.0 million	4 other accounts	$10,001-$50,000	(17)	(39)
		14 PIVs	$4.15 billion	($539 M)
		29 other accounts	$2.83 billion
	George J. Noon	2 RICs	$113.0 million		None
	Keith R. Pauley	14 PIVs	$4.15 billion		None
		28 other accounts	$2.83 billion
	Ernst Jan de Leeuw	1 RIC	$87.0 million	2 other accounts	None
		16 PIVs	$4.20 billion	($426 M)
		17 other accounts	$1.31 billion
RiverSource LaSalle	LaSalle Securities:
Monthly Dividend Real Estate	Stan J. Kraska	2 RICs	$101.0 million	4 other accounts	$10,001-$50,000	(17)	(39)
		14 PIVs	$4.15 billion	($539 M)
		29 other accounts	$2.83 billion
	George J. Noon	2 RICs	$101.0 million		None
	Keith R. Pauley	14 PIVs	$4.15 billion
		28 other accounts	$2.83 billion		None
Seligman Capital	Wayne Collette(k)	10 RICs	$2.55 billion	None	None
		1 PIV	$125.4 million
		114 other accounts	$216.4 million
	George Myers(k)	7 RICs	$2.13 billion	None	None
		1 PIV	$125.4 million
		103 other accounts	$138.8 million
	Lawrence W. Lin(k)	7 RICs	$2.13 billion	None	None	(3)	(32)
		1 PIV	$125.4 million
		108 other accounts	$138.8 million
	Brian D. Neigut(k)	7 RICs	$2.13 billion	None	None
		1 PIV	$125.4 million
		105 other accounts	$138.6 million
Seligman Growth	John Wilson(k)	5 RICs	$1.65 billion	None	None
		1 PIV	$310.0 million
		19 other accounts	$350.0 million
	Peter Deininger(k)	1 PIV	$315.0 million	None	None	(3)	(32)
		15 other accounts	$275.0 million

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(a)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b)	Mr. Bergene has overall accountability for the group that monitors the subadvisers for the funds and for making recommendations to the Boards of Directors on changes to those subadvisers.
(c)	Mr. Truscott, who serves as Chairman of the Board for Columbia Management, oversees the portfolio managers who manage other accounts for Columbia Management, including the underlying funds in which the Funds-of-Funds invest, and other accounts managed by Columbia Management and its affiliates including institutional assets, proprietary assets and hedge funds.
(d)	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.
(e)	Wrap accounts have been counted at the sponsor level.
(f)	Neither Christopher Davis nor Kenneth Feinberg own any shares of RiverSource Partners Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.
(g)	The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.
(h)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is as of Oct. 31, 2008.
(i)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Jan. 31, 2009.
(j)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Dec. 31, 2009.
(k)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of March 31, 2010.
(l)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of April 30, 2010.

Statement of Additional Information – Nov. 29, 2010	Page 126

(m)	The portfolio manager began managing the fund effective Oct. 1, 2010; reporting is provided as of Aug. 31, 2010.
(n)	The portfolio manager began managing the fund effective Oct. 1, 2010; reporting is provided as of July 31, 2010.

Potential Conflicts of Interest

(1)	Columbia Management: Management of funds-of-funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.

•

Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(2)	Columbia Management: Portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, the investment manager monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

The investment manager has a fiduciary responsibility to all of the clients for which it manages accounts. The investment manager seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. The investment manager has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

For portfolio managers Marzolf and Murphy, their responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(3)	Columbia Management: Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

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A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(4)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

(5)	MDTA: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

(6)	Columbia Management: Management of the Income Builder Funds-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

The investment manager uses quantitative models combined with qualitative factors to determine the funds allocations to the underlying funds. Using these methodologies, a group of the investment manager’s investment professionals

Statement of Additional Information – Nov. 29, 2010	Page 128

allocates each fund’s assets within and across different asset classes in an effort to achieve the fund’s objective of providing a high level of current income and growth of capital. The fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the investment manager establishes allocations for the funds, seeking to achieve each fund’s objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

•

In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Funds-of-Funds, and could influence the allocation of funds-of-funds assets to or away from the underlying funds that they manage.

•	The investment manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

The investment manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Directors of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the investment manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(7)	American Century: Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer

Statement of Additional Information – Nov. 29, 2010	Page 129

marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(8)	Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Allocation of aggregated trades

Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities

Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

See also “Side-by-side management of hedge funds” below.

Allocation of IPO opportunities

Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to.

Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital

A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements

Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients.

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Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes.

The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

Dual agency

Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee personal account dealing

There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account.

Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests.

Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)

In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients.

Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)

In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate.

Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Performance fees

Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees.

Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis.

The potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Side-by-side management of hedge funds (Mondrian Alpha Funds)

Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio.

Mondrian acts as investment manager for two Fixed Income Alpha and one Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients.

Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.

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Soft dollar arrangements

Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met.

As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends.

Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage.

With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

(9)	Davis: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

•

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

•

Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(10)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(11)	Tradewinds: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with several potential conflicts, which is not intended to be an exhaustive list:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

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•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating portfolio transactions across multiple accounts.

•

With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(12)	BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(13)	MetWest: MetWest Capital’s portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of MetWest Capital require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts, The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to a fund, particularly if the funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an IPO that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging MetWest Capital). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake. In general, MetWest Capital has policies and procedures to address the various potential conflicts of interest described above. It has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, it has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

(14)

Threadneedle: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment

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vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(15)	Columbia WAM: Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor (Columbia Wanger Asset Management) and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), if any, may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a

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portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same as or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates.

(16)	AllianceBernstein: As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

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AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(17)	LaSalle: Since the Investment Team manages other accounts in addition to the Funds, conflicts of interest may arise in connection with the Investment Team’s management of a Fund’s investments on the one hand and the investments of such other accounts on the other hand. Conflicts may arise related to: (1) aggregation and allocation of securities transactions (including initial public offerings), (2) the timing of purchases and sales of the same security for different accounts and (3) different advice for different accounts, primarily driven by the account’s investment objectives. LaSalle Securities US and LaSalle Securities B.V. believe that conflicts are largely mitigated by their respective Code of Ethics, which prohibits ownership by the Investment Team Members (except through a mutual fund) of securities of the type the Funds invest in, and various policies and procedures it has adopted, including the master trading schedule it maintains to proportionately allocate purchases and sales to each account by tracking the target weight for each holding and establishing the required shares to reach those targets.

Structure of Compensation

(18)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year, five-year and ten-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool would also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Senior management of Columbia Management has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(19)	Columbia Management: The compensation of employees of the investment manager consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Joy, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for the funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Joy includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. This program has been discontinued and the final award under this plan covers the three-year period that started in January 2007 and ended in December 2009. Portfolio managers are provided with a benefit package including life insurance, health insurance and participation in the company’s 401(k) plan comparable to that received by other employees of the investment manager.

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Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of investment manager at the same job level.

(20)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. One member of the team does not participate in the pool but instead receives a bonus based on management fees on one product and asset retention efforts associated with other products managed by the team. Senior management of the investment manager has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of the investment manager. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of the investment manager at the same job level.

(21)	Turner: Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals’ compensation.

(22)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of The investment manager has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of the investment manager. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of the investment manager at the same job level.

(23)

Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate

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market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of the investment manager has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of the investment manager. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of the investment manager at the same job level.

(24)	American Century: The compensation of American Century’s portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended May 31, 2009, it included the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three- year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group that is both more stable over the long-term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates. In 2008, American Century Investments began placing increased emphasis on long-term performance and is phasing in five year performance periods.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Partners Small Cap Equity and Partners Aggressive Growth Funds. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Partners Small Cap Equity Fund is measured relative to the performance of a comparable American Century mutual fund. Performance of Partners Aggressive Growth Fund is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth, U.S. value, international, quantitative or fixed income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Statement of Additional Information – Nov. 29, 2010	Page 138

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

(25)	Davis: Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis’s annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(26)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(27)	BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

(28)	MetWest: MetWest Capital’s compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees’ interests with clients’ interests. Compensation for investment professionals consists of a base salary, bonus, and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental), 401(k) plan with an employer-matched contribution. A material portion of each such professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary.

MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over MetWest Capital’s investment horizon (typically two to four years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Mr. Lisenbee is an owner of MetWest Capital. As such, his compensation consists of a fixed salary and participation in the firm’s profits.

(29)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is based upon a percentage of profits generated by the institutional portfolios they manage. Lynn Hopton and Yvonne Stevens may also be paid from a bonus pool based upon the performance of the mutual fund(s) they manage. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the short term (typically one-year) and long-term (typically three-year) performance of the mutual fund(s) in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee.

Statement of Additional Information – Nov. 29, 2010	Page 139

Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(30)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(31)	Columbia WAM: As of December 31, 2008, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management. P. Zachary Egan and Louis J. Mendes each received compensation in the form of salary and incentive compensation. Typically, a high proportion of an analyst’s or portfolio manager’s bonus is paid in cash with a smaller proportion going into two separate incentive plans. The first plan is a notional investment based on the performance of certain Columbia Funds, including the Columbia Acorn Funds. The second plan consists of Bank of America restricted stock and/or options. For 2008, investments in the second plan were made through a deferred cash program. Both plans vest over three years from the date of issuance. The CWAM total incentive compensation pool, including cash and the two incentive plans, is based on formulas, with investment performance of individual portfolio managers and certain analysts, plus firm-wide investment performance, as primary drivers.

Analysts and portfolio managers are positioned in a number of compensation tiers based on cumulative performance of the portfolios they manage. Performance of each Fund for purposes of portfolio manager compensation is measured relative to its primary benchmark. One and three year performance periods primarily drive incentive levels. Excellent performance results in advancement to a higher tier until the highest tier is reached. Higher tiers have higher base compensation levels and wider incentive compensation ranges. While cumulative performance places analysts and managers in tiers, current year performance drives changes in incentive compensation levels. Incentive compensation varies by tier, and can range between a fraction of base pay to several times base pay; the objective being to provide very competitive total compensation for high performing analysts and portfolio managers. If a fund’s performance declines, the compensation incentives available to its analysts and portfolio manager(s) also declines.

Statement of Additional Information – Nov. 29, 2010	Page 140

(32)	Columbia Management: As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks:

Portfolio Manager	Fund(s)	Benchmark(s)	Peer Group
Alfred F. Alley III	RiverSource Disciplined Small and Mid Cap Equity	Russell 2500 Index	Lipper Mid-Cap Core Funds Classification

	RiverSource Disciplined Small Cap Value	Russell 200 Value Index	Lipper Small Cap Value Funds Classification

	RiverSource S&P 500 Index	S&P 500 Index	Lipper S&P 500 Index Objective Funds Classification

	RiverSource Small Company Index	S&P Small Cap 600 Index	Lipper Small-Cap Core Funds Classification

Anwiti Bahuguna, Colin Moore, Kent Peterson and Marie M. Schofield	Columbia Portfolio Builder Aggressive, Columbia Portfolio Builder Moderate Aggressive and Columbia Portfolio Builder Total Equity	S&P 500 Index	Lipper Large Cap Core Funds Classification

	Columbia Portfolio Builder Conservative	Barclays Capital U.S. Aggregate 1-3 Years Index and Blended: 80% Barclays Capital U.S. Aggregate 1-3 Years Index, 20% Barclays Capital U.S. Corporate High-Yield Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	Columbia Portfolio Builder Moderate Conservative	S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	Columbia Portfolio Builder Moderate	S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	Columbia Retirement Plus Funds	S&P 500 Index, Russell 1000 Index, Russell 1000 Value Index, Barclays Capital U.S. Aggregate Bond Index, MSCI The World Index Net, and MSCI EAFE Index Net	N/A

	Columbia Strategic Allocation	S&P 500 Index and Barclays Capital Aggregate Bond Index	Lipper Mixed Asset Target Allocation Moderate Funds Classification

Brian M. Condon	Columbia Large Core Quantitative	S&P 500 Index	Lipper S&P 500 Index Objective Funds Classification

	Columbia Large Growth Quantitative	Russell 1000 Growth Index	Lipper Large Cap Growth Funds Classification

	Columbia Disciplined Large Value Quantitative	Russell 1000 Value Index	Lipper Large Cap Value Funds Classification

	RiverSource Disciplined Small and Mid Cap Equity	Russell 2500 Index	Lipper Mid Cap Core Funds Classification

	RiverSource Disciplined Small Cap Value	Russell 2000 Value Index	Lipper Small Cap Value Funds Classification

Fred Copper	RiverSource Disciplined International Equity	MSCI EAFE Value Index	Lipper International Multi-Cap Value Funds Classification

Wayne M. Collette, Lawrence W. Lin, George Myers and Brian D. Neigut	Seligman Capital	Russell MidCap TR and Russell MidCap Growth TR	Lipper Mid-Cap Growth Funds Classification

	Columbia Frontier	Russell 2000 TR and Russell 2000 Growth TR	Lipper Small Cap Growth Funds Classification

Statement of Additional Information – Nov. 29, 2010	Page 141

Portfolio Manager	Fund(s)	Benchmark(s)	Peer Group
Peter Deininger and John Wilson	Seligman Growth	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Cheryl D’Hollander	RiverSource S&P 500 Index	S&P 500 Index	Lipper S&P 500 Index Objective Funds Classification

	RiverSource Small Company Index	S&P Small Cap 600 Index	Lipper Small-Cap Core Funds Classification

Michael E. Hoover	RiverSource Precious Metals and Mining	S&P North American Natural Resources Sector Index	Lipper Natural Resources Funds Classification

Arthur J. Hurley	RiverSource Real Estate	FTSE NAREIT Equity REITs Index	Lipper Real Estate Funds Classification

Laura A. Ostrander	RiverSource Strategic Income Allocation	Barclays Capital Government/Credit Bond Index and Blended Benchmark	Lipper Multi-Sector Income Funds Classification

(1)	A custom composite, established by the Advisor, consisting of a 35% weighting of the Barclays Capital U.S. Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index — Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

(33)	AllianceBernstein: AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded securities, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(34)	Mondrian: Mondrian has the following programs in place to retain key investment staff:

1.	Competitive Salary — All investment professionals are remunerated with a competitive base salary.

2.	Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

3.	Equity Ownership — Mondrian is ultimately controlled by a partnership of senior management and Hellman & Friedman LLC, an independent private equity firm. Mondrian is currently 67% owned by its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel.

Statement of Additional Information – Nov. 29, 2010	Page 142

The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(35)	Tradewinds: Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios;

•	Objective review of stock recommendations and the quality of primary research;

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

(36)	Threadneedle: To align the interests of our investment staff with those of our clients the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a Long Term Incentive Plan known as the Equity Incentive Plan (“EIP”) linked to measures of Threadneedle’s corporate success. Threadneedle believes this encourages longevity of service.

The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

The split of the profit share focuses on three key areas of success:

•	Performance of own funds and research recommendations,

•	Performance of all portfolios in the individual’s team,

•	Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

Consideration of the individual’s general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

•	Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

•	Intra-team discussion, stock research and investment insights,

•	Marketing support, including written material and presentations.

It is important to appreciate that in order to maximize an individual’s rating and hence their profit share, they need to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to

Statement of Additional Information – Nov. 29, 2010	Page 143

the team and wider investment department. This structure is closely aligned with the Threadneedle’s investment principles of sharing ideas and effective communication.

(37)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of Columbia Management has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(38)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by the short term (typically one-year) and long-term (typically three-year and five-year) performance of the accounts managed by the portfolio managers, including the fund, in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(39)	LaSalle: Compensation for Investment Team Members consists of a base salary and incentive compensation that is based primarily upon performance of the particular Investment Team and that of the subadviser with which an Investment Team Member is employed, and meeting financial objectives for the Investment Team. The annual performance of clients’ portfolios and/or the performance of stock recommendations against a sector index (generally the NAREIT-Equity REITs Index or the Wilshire REIT Index in respect of the Investment Team Members of LaSalle Securities US, or the EPRA Euro Zone Index and EPRA Europe Index in respect of the Investment Team Member of LaSalle Securities B.V.) is one factor included in professional employee evaluations, but compensation is not directly linked to these performance criteria.

In addition, equity ownership in Jones Lang LaSalle, the subadvisers’ publicly-traded parent, is available to and expected of senior professionals. The major components of Jones Lang LaSalle’s comprehensive equity ownership program are: (1) Stock Ownership Program — credits employees with a portion of their incentive compensation in the form of restricted stock; (2) Employee Stock Purchase Plan — program through which employees may elect to purchase shares of Jones Land LaSalle through a payroll deduction plan (available to employees of LaSalle Securities US) and; (3) Stock Award Incentive Plan rewards key employees of the firm with stock awards, in the form of restricted stock units, based on the strength of their individual contributions.

Statement of Additional Information – Nov. 29, 2010	Page 144

ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fee is calculated as follows:

Table 20. Administrative Services Agreement Fee Schedule

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	12,000,000,001 +
Columbia 120/20 Contrarian Equity	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Absolute Return Currency and Income
Columbia Asia Pacific ex-Japan
Columbia Emerging Markets Bond
Columbia Emerging Markets Opportunity
Columbia European Equity
Columbia Frontier
Columbia Global Bond
Columbia Global Equity
Columbia Global Extended Alpha
Columbia Multi-Advisor International Value
Columbia Multi-Advisor Small Cap Value
Columbia Select Smaller-Cap Value
Columbia Seligman Global Technology
Columbia Strategic Allocation
RiverSource Disciplined International Equity
RiverSource Disciplined Small Cap Value
RiverSource LaSalle Global Real Estate
RiverSource Partners International Select Growth
RiverSource Partners International Small Cap
RiverSource Small Company Index
Threadneedle Global Equity Income
Threadneedle International Opportunity
Columbia AMT-Free Tax-Exempt Bond	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Diversified Bond
Columbia Floating Rate
Columbia High Yield Bond
Columbia Income Opportunities
Columbia Inflation Protected Securities
Columbia Limited Duration Credit
Columbia Minnesota Tax-Exempt
Columbia U.S. Government Mortgage
RiverSource California Tax-Exempt
RiverSource Intermediate Tax-Exempt
RiverSource New York Tax-Exempt
RiverSource Short Duration U.S. Government
RiverSource Strategic Income Allocation
RiverSource Tax-Exempt High Income
Seligman California Municipal High-Yield
Seligman California Municipal Quality
Seligman Minnesota Municipal
Seligman National Municipal
Seligman New York Municipal

Statement of Additional Information – Nov. 29, 2010	Page 145

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	12,000,000,001 +
Columbia Diversified Equity Income	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Dividend Opportunity
Columbia Equity Value
Columbia Government Money Market
Columbia Large Core Quantitative
Columbia Large Growth Quantitative
Columbia Large Value Quantitative
Columbia Mid Cap Growth Opportunity
Columbia Mid Cap Value Opportunity
Columbia Money Market
Columbia Recovery and Infrastructure
Columbia Select Large-Cap Value
Columbia Seligman Communications and Information
RiverSource Balanced
RiverSource Disciplined Small and Mid Cap Equity
RiverSource LaSalle Monthly Dividend Real Estate
RiverSource Partners Fundamental Value
RiverSource Precious Metals and Mining
RiverSource Real Estate
RiverSource S&P 500 Index
Seligman Capital
Seligman Growth
Seligman TargETFund 2015
Seligman TargETFund 2025
Seligman TargETFund 2035
Seligman TargETFund 2045
Seligman TargETFund Core
Columbia Income Builder Fund	0.020%	0.020%	0.020%	0.020%	0.020%
Columbia Income Builder Fund II
Columbia Income Builder Fund III
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Portfolio Builder Total Equity
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045

Statement of Additional Information – Nov. 29, 2010	Page 146

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund’s net assets as of the last day of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 21. Administrative Fees

	Administrative services fees paid in:					Daily rate applied to fund assets
Fund	2010	2009		2008
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$45,313	$56,956		$38,041	(a)	0.020%
Columbia Income Builder Fund II	78,128	108,149		82,229	(a)	0.020
Columbia Income Builder Fund III	38,950	54,275		45,848	(a)	0.020
Columbia Portfolio Builder Aggressive	89,504	96,644		110,897		0.020
Columbia Portfolio Builder Conservative	45,451	36,929		26,665		0.020
Columbia Portfolio Builder Moderate	201,685	193,553		183,783		0.020
Columbia Portfolio Builder Moderate Aggressive	186,977	205,250		223,400		0.020
Columbia Portfolio Builder Moderate Conservative	75,988	72,830		62,617		0.020
Columbia Portfolio Builder Total Equity	75,724	84,413		101,924		0.020
RiverSource S&P 500 Index	69,721	101,230		158,059		0.060
RiverSource Small Company Index	293,026	446,427		738,676		0.080
For funds with fiscal period ending March 31
Columbia Equity Value	391,620	448,794		680,124		0.058
RiverSource Precious Metals and Mining	83,021	64,531		77,686		0.060
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	31,739	31,071		13,416	(b)	0.080
Columbia Recovery and Infrastructure	199,325	4,214	(c)	N/A		0.059
Columbia Retirement Plus 2010	1,647	2,441		3,623		0.020
Columbia Retirement Plus 2015	4,050	4,449		5,483		0.020
Columbia Retirement Plus 2020	4,355	4,871		7,572		0.020
Columbia Retirement Plus 2025	4,903	5,145		7,280		0.020
Columbia Retirement Plus 2030	4,981	5,001		7,160		0.020
Columbia Retirement Plus 2035	3,476	3,258		4,249		0.020
Columbia Retirement Plus 2040	2,435	2,051		4,915		0.020
Columbia Retirement Plus 2045	2,262	1,726		1,670		0.020
For funds with fiscal period ending May 31
Columbia High Yield Bond	1,077,547	722,190		1,069,014		0.065
Columbia Multi-Advisor Small Cap Value	300,718	277,260		565,329		0.080
Columbia U.S. Government Mortgage	181,856	252,478		285,601		0.070
RiverSource Partners Fundamental Value	340,508	374,303		594,407		0.060
RiverSource Short Duration U.S. Government	470,119	521,265		541,748		0.069
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	681,093	642,082		1,033,158		0.057
RiverSource Real Estate	103,295	91,566		132,646		0.060

Statement of Additional Information – Nov. 29, 2010	Page 147

	Administrative services fees paid in:				Daily rate applied to fund assets
Fund	2010	2009	2008
For funds with fiscal period ending July 31
Columbia Floating Rate	$282,996	$253,669	$398,924		0.070%
Columbia Income Opportunities	499,304	219,083	202,872		0.068
Columbia Inflation Protected Securities	451,332	515,776	399,972		0.069
Columbia Large Core Quantitative	1,911,088	1,094,618	1,701,542		0.050
Columbia Limited Duration Credit	317,896	123,147	115,529		0.069
Columbia Money Market	1,551,462	2,132,989	2,507,729		0.053
RiverSource Disciplined Small and Mid Cap Equity	83,767	77,180	38,114		0.060
RiverSource Disciplined Small Cap Value	40,614	34,017	30,592		0.080
For funds with fiscal period ending August 31
Columbia Diversified Bond	2,608,739	2,122,615	2,012,548		0.057
Columbia Minnesota Tax-Exempt	235,979	212,293	215,249		0.070
RiverSource California Tax-Exempt	110,167	113,317	122,235		0.070
RiverSource New York Tax-Exempt	38,266	37,590	41,455		0.070
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	2,189,480	1,985,768	3,272,256		0.048
Columbia Large Growth Quantitative	428,326	203,583	101,276		0.058
Columbia Large Value Quantitative	160,909	69,490	662	(d)	0.060
Columbia Mid Cap Value Opportunity	1,176,703	946,227	1,335,281		0.053
Columbia Strategic Allocation	890,778	962,590	1,505,894		0.077
RiverSource Balanced	368,525	331,811	519,542		0.059
RiverSource Strategic Income Allocation	233,058	137,849	115,139		0.070
Seligman California Municipal High-Yield*	24,333	7,436	N/A		0.070
Seligman California Municipal Quality*	28,101	8,837	N/A		0.070
Seligman Minnesota Municipal*	47,397	14,896	N/A		0.070
Seligman National Municipal*	451,886	42,999	N/A		0.070
Seligman New York Municipal*	58,318	17,197	N/A		0.070
Seligman TargETFund 2015*	14,070	4,585	N/A		0.060
Seligman TargETFund 2025*	19,879	5,686	N/A		0.060
Seligman TargETFund 2035*	5,852	1,661	N/A		0.060
Seligman TargETFund 2045*	2,876	835	N/A		0.060
Seligman TargETFund Core*	33,256	10,074	N/A		0.060

Statement of Additional Information – Nov. 29, 2010	Page 148

Fund	Administrative services fees paid in:					Daily rate applied to fund assets
	2009		2008		2007
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$417,444		$373,454		$79,761	0.080%
Columbia Asia Pacific ex-Japan	7,807	(e)	N/A		N/A	0.080
Columbia Emerging Markets Bond	146,703		131,334		78,549	0.080
Columbia Emerging Markets Opportunity	280,656		498,019		503,279	0.079
Columbia European Equity	50,304		96,107		105,886	0.080
Columbia Frontier*	10,073		N/A		N/A	0.030
Columbia Global Bond	401,109		572,976		388,646	0.080
Columbia Global Equity	340,869		549,601		611,621	0.080
Columbia Global Extended Alpha	4,908		1,256	(f)	N/A	0.080
Columbia International Multi-Advisor Value	651,133		1,395,090		1,759,221	0.078
Columbia Seligman Global Technology*	102,757		N/A		N/A	0.040
RiverSource Disciplined International Equity	282,974		549,173		209,295	0.080
RiverSource Partners International Select Growth	282,773		511,522		490,174	0.080
RiverSource Partners International Small Cap	38,884		79,183		92,062	0.080
Threadneedle Global Equity Income	16,780		1,528	(f)	N/A	0.080
Threadneedle International Opportunity	281,413		460,205		540,718	0.080
For funds with fiscal period ending November 30
Columbia Mid Cap Growth Opportunity	339,961		471,791		652,889	0.059
Columbia AMT-Free Tax-Exempt Bond	453,062		463,150		525,515	0.069
RiverSource Intermediate Tax-Exempt	61,016		52,367		57,618	0.070
RiverSource Tax-Exempt High Income	1,428,680		1,603,416		1,823,812	0.063
For funds with fiscal period ending December 31
Columbia Government Money Market*	41,094		N/A		N/A	0.060
Columbia Select Large-Cap Value*	76,758		N/A		N/A	0.060
Columbia Select Smaller-Cap Value*	96,841		N/A		N/A	0.080
Columbia Seligman Communications and Information*	868,517		N/A		N/A	0.050
RiverSource LaSalle Global Real Estate*	5,942		N/A		N/A	0.080
RiverSource LaSalle Monthly Dividend Real Estate*	7,968		N/A		N/A	0.060
Seligman Capital*	68,772		N/A		N/A	0.060
Seligman Growth*	299,785		N/A		N/A	0.055

*	Prior to June 15, 2009 for Seligman California Municipal High-Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal, Seligman New York Municipal, Seligman TargETFund 2015, Seligman TargETFund 2025, Seligman TargETFund 2035, Seligman TargETFund 2045, Seligman TargETFund Core, Columbia Seligman Global Technology, Columbia Government Money Market, RiverSource LaSalle Global Real Estate and RiverSource LaSalle Monthly Dividend Real Estate and prior to June 29, 2009 for Seligman Capital, Columbia Frontier, Columbia Seligman Communications and Information, Seligman Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, and for Seligman National, prior to Aug. 31, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.
(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
(c)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
(d)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(e)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.
(f)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Statement of Additional Information – Nov. 29, 2010	Page 149

TRANSFER AGENCY SERVICES

The funds have a Transfer Agency Agreement with Columbia Management Investment Services Corp. (the “transfer agent”) (formerly RiverSource Service Corporation) located at One Financial Center, Boston, MA 02111. This agreement governs the transfer agent’s responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund’s shares.

For Class A, Class B, Class C, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z, the transfer agent will earn an open account fee determined by multiplying the number of open accounts by the annual rate of $12.08. The annual per account fee is accrued daily and payable monthly. The fund will allocate the fee daily across their share classes based on the relative percentage of net assets of each class of shares.

In addition, for Class A, Class B, Class C, Class R, Class W and Class Z, the fund reimburses the transfer agent for the fees and expenses the transfer agent pays to financial intermediaries that maintain omnibus accounts with the fund subject to an annual limitation of 0.20% of the average aggregate value of the fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are reimbursed in an amount equal to $16.00 annually, calculated monthly based on the total number of positions in such account at the end of such month). For Class R3, Class R4 and Class R5, the fees paid to the transfer agent for expenses paid to financial intermediaries to maintain omnibus accounts are subject to an annual limitation of 0.05% of the net assets attributable to such shares. Class I does not pay transfer agency fees.

The fund also pays certain reimbursable out-of-pocket expenses to the transfer agent. The transfer agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the transfer agent from fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the transfer agent maintains in connection with its services to the funds. The fees paid to the transfer agent may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The funds that offer Class R3 and Class R4 shares have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).
The fee for services is equal on an annual basis to 0.25% of the average daily net assets of the fund attributable to each of Class R3 and R4.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the “distributor”) (formerly RiverSource Fund Distributors, Inc.), an indirect wholly-owned subsidiary of Columbia Management, One Financial Center, Boston, MA 02111, serves as the funds’ principal underwriter and distributor. Prior to June 1, 2009, for RiverSource and Threadneedle funds, RiverSource Distributors, Inc. also served as principal underwriter and distributor to the funds. Prior to Oct. 1, 2007, for RiverSource and Threadneedle funds, Ameriprise Financial Services, Inc. also served as principal underwriter and distributor to the funds. Prior to Nov. 7, 2008, for Seligman funds, Seligman Advisors, Inc. also served as principal underwriter and distributor to the funds. The fund’s shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 22. Sales Charges Paid to Distributor

	Sales charges paid to Distributor				Amount retained after paying commissions and other expenses
Fund	2010	2009	2008		2010	2009	2008
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$245,462	$466,216	$688,587	(a)	$(86,426)	$(21,562)	$(56,086	)(a)
Columbia Income Builder Fund II	293,969	654,937	1,279,681	(a)	(109,209)	77,641	34,001	(a)

Statement of Additional Information – Nov. 29, 2010	Page 150

	Sales charges paid to Distributor					Amount retained after paying commissions and other expenses
Fund	2010	2009		2008		2010	2009		2008
Columbia Income Builder Fund III	$189,070	$296,977		$831,981	(a)	$(27,745)	$(533)		$176,661	(a)
Columbia Portfolio Builder Aggressive	1,656,276	2,081,242		2,848,037		417,384	552,795		799,417
Columbia Portfolio Builder Conservative	524,245	528,590		384,348		8,450	16,829		4,989
Columbia Portfolio Builder Moderate	2,911,626	3,277,766		3,944,827		507,020	661,689		702,939
Columbia Portfolio Builder Moderate Aggressive	3,171,640	4,181,445		5,635,597		795,856	1,125,393		1,613,677
Columbia Portfolio Builder Moderate Conservative	885,194	982,012		1,088,559		111,387	153,386		140,630
Columbia Portfolio Builder Total Equity	1,059,706	1,561,130		2,257,735		202,573	319,114		471,536
RiverSource S&P 500 Index	N/A	N/A		N/A		N/A	N/A		N/A
RiverSource Small Company Index	265,422	365,094		563,878		265,422	317,088		117,897
For funds with fiscal period ending March 31
Columbia Equity Value	245,798	374,068		496,313		28,520	65,246		16,594
RiverSource Precious Metals and Mining	224,264	159,379		192,503		6,986	55,468		50,572
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	44,207	57,137		149,480	(b)	2,401	5,429		46,196	(b)
Columbia Recovery and Infrastructure	1,817,351	221,190	(c)	N/A		337,598	(7,085	)(c)	N/A
Columbia Retirement Plus 2010	6,098	7,536		32,694		2,480	1,465		11,266
Columbia Retirement Plus 2015	12,014	17,354		70,298		5,364	5,173		50,360
Columbia Retirement Plus 2020	20,614	26,015		41,850		8,068	12,539		21,519
Columbia Retirement Plus 2025	15,117	21,208		49,187		6,222	7,872		25,003
Columbia Retirement Plus 2030	14,540	19,999		51,530		5,797	9,336		28,063
Columbia Retirement Plus 2035	11,125	14,670		31,469		5,669	6,101		19,162
Columbia Retirement Plus 2040	18,304	17,700		39,332		8,927	8,815		21,208
Columbia Retirement Plus 2045	15,018	16,697		23,890		6,063	6,510		12,087
For funds with fiscal period ending May 31
Columbia High Yield Bond	1,321,507	974,983		882,107		297,716	108,896		41,174
Columbia Multi-Advisor Small Cap Value	305,205	287,969		607,350		56,453	38,780		117,005
Columbia U.S. Government Mortgage	109,683	101,207		136,891		(17,796)	(70,344)		(116,397)
RiverSource Partners Fundamental Value	340,583	494,967		766,263		14,174	43,220		58,252
RiverSource Short Duration U.S. Government	392,239	530,165		660,354		35,955	107,433		(152,827)

Statement of Additional Information – Nov. 29, 2010	Page 151

	Sales charges paid to Distributor				Amount retained after paying commissions and other expenses
Fund	2010	2009	2008		2010	2009	2008
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	$1,058,723	$798,182	$1,648,530		$175,949	$39,934	$206,622
RiverSource Real Estate	80,410	98,301	211,915		15,331	18,158	63,306
For funds with fiscal period ending July 31
Columbia Floating Rate	240,774	189,836	380,143		(11,075)	11,806	(174,369)
Columbia Income Opportunities	1,196,954	951,690	135,655		271,045	251,745	(11,090)
Columbia Inflation Protected Securities	236,120	332,292	407,706		15,969	101,013	51,044
Columbia Large Core Quantitative	1,610,548	261,402	412,821		377,765	67,822	85,890
Columbia Limited Duration Credit	1,033,053	145,544	92,255		119,494	17,573	9,475
Columbia Money Market	106,803	367,743	339,219		106,058	367,712	339,111
RiverSource Disciplined Small and Mid Cap Equity	25,721	24,097	26,228		7,017	7,132	7,923
RiverSource Disciplined Small Cap Value	5,507	8,386	6,647		1,133	2,011	1,943
For funds with fiscal period ending August 31
Columbia Diversified Bond	1,584,251	1,922,949	1,992,222		77,260	(92,219)	176,513
Columbia Minnesota Tax-Exempt	551,051	406,782	463,447		2,712	84,001	37,217
RiverSource California Tax-Exempt	96,842	92,347	91,928		13,668	9,806	5,945
RiverSource New York Tax-Exempt	31,250	20,992	29,401		6,331	8,033	8,217
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	2,471,025	3,383,179	6,331,545		469,210	496,151	1,204,186
Columbia Large Growth Quantitative	66,276	69,425	87,685		20,395	15,099	30,621
Columbia Large Value Quantitative	8,953	2,270	0	(d)	2,821	566	0 (d)
Columbia Mid Cap Value Opportunity	740,978	954,172	2,444,490		27,902	207,568	898,395
Columbia Strategic Allocation	1,306,148	2,055,294	5,371,458		98,496	347,495	1,321,113
RiverSource Balanced	203,655	189,413	287,586		44,936	39,038	36,359
RiverSource Strategic Income Allocation	625,249	600,969	400,285		53,616	2,484	28,302
Seligman California Municipal High-Yield	12,156	37,316	98,702		10,444	36,272	13,104
Seligman California Municipal Quality	15,693	60,005	37,798		11,188	56,335	5,413
Seligman Minnesota Municipal	32,282	66,716	49,497		19,746	55,756	6,427
Seligman National Municipal	309,586	222,346	57,892		245,535	199,904	7,651
Seligman New York Municipal	37,587	166,632	48,724		30,238	157,302	7,550
Seligman TargETFund 2015	15,322	22,260	77,218		13,080	22,260	9,521
Seligman TargETFund 2025	25,027	26,925	79,939		23,349	26,925	9,918
Seligman TargETFund 2035	4,582	3,094	13,483		3,671	2,975	1,677
Seligman TargETFund 2045	6,524	7,658	27,815		5,926	7,508	3,493
Seligman TargETFund Core	13,213	24,251	126,638		11,711	24,251	15,617

Statement of Additional Information – Nov. 29, 2010	Page 152

	Sales charges paid to Distributor				Amount retained after paying commissions and other expenses
	2009	2008		2007	2009	2008		2007
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$118,256	$288,047		$10,519	$40,664	$52,383		$3,448
Columbia Asia Pacific ex-Japan(e)	N/A	N/A		N/A	N/A	N/A		N/A
Columbia Emerging Markets Bond	70,770	41,906		25,743	28,245	10,486		1,421
Columbia Emerging Markets Opportunity	558,505	780,872		886,062	140,308	(4,109,358)		(7,004,024)
Columbia European Equity	68,398	124,828		226,464	19,191	35,391		90,745
Columbia Frontier	1,357	10,431		25,638	735	1,351		3,856
Columbia Global Bond	218,412	391,577		314,002	32,697	118,930		215,442
Columbia Global Equity	361,007	800,774		896,578	60,748	114,011		99,098
Columbia Global Extended Alpha	8,674	1,795	(f)	N/A	3,445	307	(f)	N/A
Columbia Multi-Advisor International Value	580,503	1,584,444		4,085,674	68,413	235,164		641,699
Columbia Seligman Global Technology	221,563	265,528		309,290	184,936	233,685		274,719
RiverSource Disciplined International Equity	61,779	168,692		130,761	8,596	36,899		14,894
RiverSource Partners International Select Growth	213,399	560,302		885,940	43,200	118,125		226,007
RiverSource Partners International Small Cap	53,930	88,479		164,026	26,245	20,053		19,649
Threadneedle Global Equity Income	38,564	18,558	(g)	N/A	7,576	4,340	(g)	N/A
Threadneedle International Opportunity	168,431	319,850		501,090	37,276	49,744		56,669
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	477,836	319,831		313,115	100,280	64,831		(19,725)
Columbia Mid Cap Growth Opportunity	453,947	360,393		608,683	131,709	59,123		115,052
RiverSource Intermediate Tax-Exempt	75,578	59,348		62,985	3,223	(792)		(10,183)
RiverSource Tax-Exempt High Income	1,164,712	1,042,555		1,182,244	192,881	151,444		181,059
For funds with fiscal period ending December 31
Columbia Government Money Market	22,845	N/A		N/A	22,830	N/A		N/A
Columbia Select Large-Cap Value	83,550	112,370		67,382	72,301	14,405		8,773
Columbia Select Smaller-Cap Value	73,571	31,742		65,218	39,883	4,542		8,361
Columbia Seligman Communications and Information	3,487,463	1,478,105		2,850,171	3,197,170	187,649		320,100
RiverSource LaSalle Global Real Estate	14,337	4,931		439,574	13,946	638		50,672
RiverSource LaSalle Monthly Dividend Real Estate	15,219	19,987		95,027	14,907	2,839		10,193
Seligman Capital	30,899	34,577		66,383	27,966	6,030		11,356
Seligman Growth	336,636	43,178		48,116	115,283	11,948		10,926

(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
(c)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
(d)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(e)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.
(f)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

Statement of Additional Information – Nov. 29, 2010	Page 153

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and/or servicing not covered by the sales charges received under the Distribution Agreement, the Legacy RiverSource funds approved a Plan of Distribution (the “Plan”) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan is a reimbursement plan whereby the fund pays the distributor a fee up to actual expenses incurred.

The table below shows the maximum annual distribution and/or service fees (as an annual percent of average daily net assets) and the combined amount of such fees (as an annual percent of average daily net assets) applicable to each share class of a Legacy RiverSource fund:

Share Class	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	0.25%(a)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%	0.25%	1.00%(a)
Class I	None	None	None
Class R (formerly Class R2)	up to 0.50%	up to 0.25%	0.50%(a),(c)
Class R3	0.25%	0.25%(d)	0.50%(d)
Class R4	None	0.25%(d)	0.25%(d)
Class R5	None	None	None
Class W	up to 0.25%	up to 0.25%	0.25%(a)
Class Z	None	None	None

(a)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the distributor’s waiver of the 12b-1 fees on these specific share classes of these funds.
(b)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective after the close of business on Sept. 3, 2010, Class B shares will be closed to new and existing investors.
(c)	The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on Sept. 3, 2010, were known as Class R2 shares. For Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(d)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R (formerly Class R2), Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

For the Legacy RiverSource funds, for Class A, Class B and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

Statement of Additional Information – Nov. 29, 2010	Page 154

If you maintain shares of the fund directly with the fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees are retained by the distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 23. 12b-1 Fees

Fund	Class A		Class B	Class C	Class R*	Class R3	Class W
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$471,671		$273,352	$105,503	N/A	N/A	N/A
Columbia Income Builder Fund II	843,392		386,458	146,186	N/A	N/A	N/A
Columbia Income Builder Fund III	420,462		181,976	83,149	N/A	N/A	N/A
Columbia Portfolio Builder Aggressive	906,136		651,430	196,648	N/A	N/A	N/A
Columbia Portfolio Builder Conservative	427,544		415,794	145,696	N/A	N/A	N/A
Columbia Portfolio Builder Moderate	2,010,066		1,572,878	469,838	N/A	N/A	N/A
Columbia Portfolio Builder Moderate Aggressive	1,896,292		1,394,436	362,267	N/A	N/A	N/A
Columbia Portfolio Builder Moderate Conservative	744,235		615,354	206,862	N/A	N/A	N/A
Columbia Portfolio Builder Total Equity	769,440		529,603	177,552	N/A	N/A	N/A
RiverSource S&P 500 Index	$54,437	(a)	N/A	N/A	N/A	N/A	N/A
RiverSource Small Company Index	781,451		482,501	N/A	N/A	N/A	N/A
For funds with fiscal period ending March 31
Columbia Equity Value	1,484,672		513,603	42,567	$52	$369	$8
RiverSource Precious Metals and Mining	303,284		137,925	31,060	N/A	N/A	N/A
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	80,959		14,686	19,355	N/A	N/A	N/A
Columbia Recovery and Infrastructure(b)	573,841		125,316	127,106	93	39	N/A
Columbia Retirement Plus 2010	7,863		N/A	N/A	18	10	N/A
Columbia Retirement Plus 2015	12,794		N/A	N/A	18	10	N/A
Columbia Retirement Plus 2020	11,607		N/A	N/A	146	8	N/A
Columbia Retirement Plus 2025	6,809		N/A	N/A	97	8	N/A
Columbia Retirement Plus 2030	10,004		N/A	N/A	45	13	N/A
Columbia Retirement Plus 2035	4,104		N/A	N/A	17	8	N/A
Columbia Retirement Plus 2040	3,831		N/A	N/A	50	70	N/A
Columbia Retirement Plus 2045	3,364		N/A	N/A	18	8	N/A
For funds with fiscal period ending May 31
Columbia High Yield Bond	3,126,170		1,016,761	599,062	19,571	5,898	263,891
Columbia Multi-Advisor Small Cap Value	629,566		635,056	71,205	2,666	433	N/A
Columbia U.S. Government Mortgage	195,150		198,412	44,904	N/A	N/A	N/A
RiverSource Partners Fundamental Value	846,835		604,556	88,558	N/A	N/A	N/A
RiverSource Short Duration U.S. Government	1,289,353		810,418	242,435	11,521	N/A	12
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	2,335,959		777,706	197,105	228	11	10
RiverSource Real Estate	128,018		64,833	11,302	N/A	N/A	6

Statement of Additional Information – Nov. 29, 2010	Page 155

Fund	Class A	Class B	Class C	Class R*	Class R3	Class W
For funds with fiscal period ending July 31
Columbia Floating Rate	$661,379	$129,749	$172,291	N/A	N/A	$11
Columbia Income Opportunities	1,165,157	362,360	508,953	N/A	N/A	N/A
Columbia Inflation Protected Securities	676,148	221,294	156,599	$5,707	N/A	401,982
Columbia Large Core Quantitative	6,447,567	1,947,821	209,143	9,201	$14	1,372,152
Columbia Limited Duration Credit	710,400	120,305	341,535	N/A	N/A	12
Columbia Money Market	2,064,367	421,815	29,890	5	N/A	14,212
RiverSource Disciplined Small and Mid Cap Equity	25,573	9,144	2,729	N/A	N/A	265,113
RiverSource Disciplined Small Cap Value	19,337	2,362	1,006	17	12	N/A
For funds with fiscal period ending August 31
Columbia Diversified Bond	7,117,570	1,741,108	582,197	2,116	26	1,070,556
Columbia Minnesota Tax-Exempt	779,724	88,473	163,760	N/A	N/A	N/A
RiverSource California Tax-Exempt	379,034	25,963	31,712	N/A	N/A	N/A
RiverSource New York Tax-Exempt	129,187	19,927	9,978	N/A	N/A	N/A
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	8,830,653	3,430,897	702,987	44,174	259,312	8
Columbia Large Growth Quantitative	787,103	33,545	16,086	40	18	485,706
Columbia Large Value Quantitative	5,320	1,145	618	40	18	502,813
Columbia Mid Cap Value Opportunity	3,437,402	1,099,576	443,050	82,745	146,000	8
Columbia Strategic Allocation	2,558,223	996,429	415,800	19	9	N/A
RiverSource Balanced	1,378,525	162,057	93,769	233	N/A	N/A
RiverSource Strategic Income Allocation	724,359	255,741	172,238	26	13	N/A
Seligman California Municipal High-Yield	72,075	N/A	59,310	N/A	N/A	N/A
Seligman California Municipal Quality	91,856	N/A	34,022	N/A	N/A	N/A
Seligman Minnesota Municipal	165,688	N/A	14,346	N/A	N/A	N/A
Seligman National Municipal	1,554,737	N/A	348,526	N/A	N/A	N/A
Seligman New York Municipal	187,241	N/A	84,151	N/A	N/A	N/A
Seligman TargETFund 2015	27,239	N/A	106,259	9,279	N/A	N/A
Seligman TargETFund 2025	40,548	N/A	130,577	17,609	N/A	N/A
Seligman TargETFund 2035	13,737	N/A	26,385	8,018	N/A	N/A
Seligman TargETFund 2045	7,792	N/A	10,578	3,009	N/A	N/A
Seligman TargETFund Core	46,960	N/A	267,670	48,572	N/A	N/A
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	416,349	35,353	98,315	N/A	N/A	530,074
Columbia Asia Pacific ex-Japan(b)	N/A	N/A	N/A	N/A	N/A	N/A
Columbia Emerging Markets Bond	35,486	15,974	3,265	N/A	N/A	254,174
Columbia Emerging Markets Opportunity	715,248	302,533	99,973	13,518	N/A	N/A
Columbia European Equity	134,391	81,471	9,558	N/A	N/A	N/A
Columbia Frontier	56,264	11,282	86,834	453	3	N/A
Columbia Global Bond	593,225	367,588	44,351	N/A	N/A	147,100
Columbia Global Equity	884,744	362,565	57,394	192	8	8
Columbia Global Extended Alpha	5,199	2,820	1,035	36	18	N/A
Columbia Multi-Advisor International Value	1,476,812	892,831	106,186	N/A	N/A	N/A
Columbia Seligman Global Technology	469,642	85,618	559,118	15,300	3	N/A
RiverSource Disciplined International Equity	115,524	76,758	9,922	15	7	530,215
RiverSource Partners International Select Growth	414,628	250,377	42,614	110	N/A	N/A
RiverSource Partners International Small Cap	57,422	42,653	4,096	N/A	N/A	N/A
Threadneedle Global Equity Income	38,589	17,080	2,551	36	18	N/A
Threadneedle International Opportunity	576,787	226,132	30,118	1,240	8	N/A

Statement of Additional Information – Nov. 29, 2010	Page 156

Fund	Class A	Class B	Class C	Class R*	Class R3	Class W
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	$1,580,370	$189,971	$72,103	N/A	N/A	N/A
Columbia Mid Cap Growth Opportunity	1,123,363	500,167	46,013	N/A	N/A	N/A
RiverSource Intermediate Tax-Exempt	197,660	44,588	36,432	N/A	N/A	N/A
RiverSource Tax-Exempt High Income	5,482,675	487,040	137,058	N/A	N/A	N/A
For funds with fiscal period ending December 31
Columbia Government Money Market(d)	54,819	51,551	133,682	$6,985	N/A	N/A
Columbia Seligman Communications and Information	5,402,710	1,008,895	5,611,229	133,982	$11	N/A
Columbia Select Large-Cap Value	324,397	67,910	372,709	34,736	6	N/A
Columbia Select Smaller-Cap Value	274,250	132,950	382,137	43,885	5	N/A
RiverSource LaSalle Global Real Estate	15,681	N/A	27,290	248	6	N/A
RiverSource LaSalle Monthly Dividend Real Estate	15,884	20,254	84,243	15,651	6	N/A
Seligman Capital	350,797	65,892	404,801	42,283	6	N/A
Seligman Growth	1,283,827	316,419	239,516	4,129	5	N/A

*	Effective Sept. 7, 2010, Class R2 was renamed as Class R.
(a)	Prior to Sept. 7, 2010, Class A for RiverSource S&P 500 Index Fund was known as Class D.
(b)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
(c)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.
(d)	Effective March 27, 2009, Class C2 shares converted to Class A shares. The amount attributable to Class C2 prior to the conversion is $4,804.

Statement of Additional Information – Nov. 29, 2010	Page 157

For funds with Class B and Class C shares:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed (“unreimbursed expense”) for Class B and Class C shares. These amounts are based on the most recent information available as of July 31, 2010 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Table 24. Unreimbursed Distribution Expenses

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia 120/20 Contrarian Equity Fund	$83,000	5.34%	$17,000	0.82%
Columbia Absolute Return Currency and Income Fund	58,000	4.20%	19,000	0.36%
Columbia AMT-Free Tax-Exempt Bond Fund	372,000	2.73%	84,000	0.87%
Columbia Diversified Bond Fund	7,421,000	4.42%	783,000	1.29%
Columbia Diversified Equity Income Fund	15,146,000	4.63%	753,000	1.14%
Columbia Dividend Opportunity Fund	3,160,000	4.35%	230,000	1.01%
Columbia Emerging Markets Bond Fund	107,000	2.85%	52,000	3.38%
Columbia Emerging Markets Opportunity Fund	1,096,000	2.58%	1,496,000	4.30%
Columbia Equity Value Fund	1,495,000	3.47%	59,000	1.32%
Columbia European Equity Fund	179,000	3.35%	22,000	1.73%
Columbia Floating Rate Fund	718,000	5.45%	145,000	0.68%
Columbia Frontier Fund	15,000	0.14%	1,294,000	12.29%
Columbia Global Bond Fund	1,130,000	4.36%	83,000	1.43%
Columbia Global Equity Fund	1,321,000	4.49%	1,518,000	15.96%
Columbia Global Extended Alpha Fund	37,000	10.10%	1,000	0.67%
Columbia Government Money Market Fund	92,000	2.13%	2,847,000	18.16%
Columbia High Yield Bond Fund	3,225,000	3.51%	8,946,000	12.49%
Columbia Income Builder Fund	1,718,000	7.31%	105,000	0.74%
Columbia Income Builder Fund II	2,301,000	7.02%	97,000	0.61%
Columbia Income Builder Fund III	1,182,000	7.53%	62,000	0.70%
Columbia Income Opportunities Fund	1,550,000	4.33%	212,000	0.35%
Columbia Inflation Protected Securities Fund	1,055,000	5.20%	179,000	1.04%
Columbia Large Core Quantitative Fund	10,407,000	5.12%	1,342,000	6.10%
Columbia Large Growth Quantitative Fund	157,000	4.85%	11,000	0.67%
Columbia Large Value Quantitative Fund	4,000	1.94%	1,000	1.10%
Columbia Limited Duration Credit Fund	541,000	3.44%	387,000	0.79%
Columbia Mid Cap Growth Opportunity Fund	1,527,000	N/A	88,000	0.73%
Columbia Mid Cap Value Opportunity Fund	4,111,000	3.43%	279,000	0.64%
Columbia Minnesota Tax-Exempt fund	187,000	2.05%	168,000	0.87%
Columbia Money Market Fund	5,787,000	12.85%	26,000	0.33%
Columbia Multi-Advisor International Value Fund	3,708,000	5.77%	175,000	1.96%
Columbia Multi-Advisor Small Cap Value Fund	1,809,000	3.07%	109,000	1.45%
Columbia Portfolio Builder Aggressive Fund	3,030,000	4.32%	170,000	0.62%
Columbia Portfolio Builder Conservative Fund	2,093,000	5.36%	169,000	0.78%
Columbia Portfolio Builder Moderate Aggressive Fund	6,581,000	4.49%	1,177,000	2.30%
Columbia Portfolio Builder Moderate Conservative Fund	3,079,000	5.08%	269,000	0.90%
Columbia Portfolio Builder Moderate Fund	7,877,000	4.63%	1,561,000	2.17%
Columbia Portfolio Builder Total Equity Fund	2,563,000	4.68%	1,377,000	5.29%
Columbia Recovery and Infrastructure Fund	317,000	1.55%	130,000	0.45%
Columbia Select Large-Cap Value Fund	101,000	1.90%	3,010,000	6.96%

Statement of Additional Information – Nov. 29, 2010	Page 158

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia Select Smaller-Cap Value Fund	$722,000	2.20%	$2,781,000	6.14%
Columbia Seligman Communications and Information Fund	865,000	1.01%	20,528,000	3.10%
Columbia Seligman Global Technology Fund	505,000	2.25%	4,631,000	6.30%
Columbia Strategic Allocation Fund	6,013,000	6.61%	409,000	1.11%
Columbia U.S. Government Mortgage Fund	845,000	4.81%	52,000	0.90%
RiverSource Balanced Fund	704,000	4.45%	1,477,000	16.33%
RiverSource California Tax-Exempt Fund	75,000	2.88%	30,000	0.89%
RiverSource Disciplined International Equity Fund	321,000	5.81%	14,000	1.52%
RiverSource Disciplined Small and Mid Cap Equity Fund	50,000	6.37%	5,000	2.44%
RiverSource Disciplined Small Cap Value Fund	16,000	9.43%	2,000	1.66%
RiverSource Intermediate Tax-Exempt Fund	109,000	3.43%	54,000	0.82%
RiverSource LaSalle Global Real Estate Fund	N/A	N/A	788,000	35.06%
RiverSource LaSalle Monthly Dividend Real Estate Fund	27,000	1.16%	317,000	14.10%
RiverSource New York Tax-Exempt Fund	54,000	2.85%	11,000	0.10%
RiverSource Partners Fundamental Value Fund	2,349,000	4.69%	128,000	12.88%
RiverSource Partners International Select Growth Fund	944,000	4.53%	2,023,000	24.87%
RiverSource Partners International Small Cap Fund	213,000	4.09%	2,000	0.03%
RiverSource Precious Metals and Mining Fund	364,000	2.61%	42,000	0.19%
RiverSource Real Estate Fund	384,000	5.38%	15,000	0.32%
RiverSource Short Duration U.S. Government Fund	3,429,000	5.28%	1,491,000	93.39%
RiverSource Small Company Index Fund	1,330,000	3.12%	N/A	N/A
RiverSource Strategic Income Allocation Fund	1,143,000	4.15%	119,000	0.63%
RiverSource Tax-Exempt High Income Fund	835,000	2.38%	182,000	1.06%
Seligman California Municipal High-Yield Fund	N/A	N/A	242,000	4.19%
Seligman California Municipal Quality Fund	N/A	N/A	203,000	6.00%
Seligman Capital Fund	68,000	1.72%	5,273,000	12.95%
Seligman Growth Fund	3,750,000	4.29%	2,110,000	8.12%
Seligman Minnesota Municipal Fund	N/A	N/A	93,000	5.84%
Seligman National Municipal Fund	N/A	N/A	2,282,000	6.73%
Seligman New York Municipal Fund	N/A	N/A	265,000	3.12%
Seligman TargETFund 2015	N/A	N/A	982,000	10.39%
Seligman TargETFund 2025	N/A	N/A	1,063,000	8.43%
Seligman TargETFund 2035	N/A	N/A	328,000	12.46%
Seligman TargETFund 2045	N/A	N/A	192,000	17.84%
Seligman TargETFund Core	N/A	N/A	1,787,000	7.24%
Threadneedle Global Equity Income Fund	87,000	3.93%	6,000	0.95%
Threadneedle International Opportunity Fund	716,000	3.95%	62,000	0.85%

PAYMENTS TO FINANCIAL INTERMEDIARIES

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the funds) to financial intermediaries, including payment to affiliated broker-dealers, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the funds. These payments do not change the price paid by investors and fund shareholders for the purchase or ownership of shares of the funds, and these payments are not reflected in the fees and expenses of the funds, as they are not paid by the funds. These payments are in addition to fees paid by the funds to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the funds to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or

Statement of Additional Information – Nov. 29, 2010	Page 159

servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the funds.

These payments are typically made pursuant to an agreement between the distributor and the financial intermediary, and are typically made in support of marketing and sales support efforts or program and shareholder servicing, as further described below. These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat fees instead of or in addition to these asset-based fees as compensation for including or maintaining funds on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges — fees that a financial intermediary charges its representatives for effecting transactions in the funds. The amount of payment varies by financial intermediary, and often is significant. In addition, the amount of payments may differ based upon the type of fund sold or maintained; for instance, the amount of payments for an equity fund may differ from payments for a money-market or fixed income fund. Asset-based payments generally will be made in a range of up to 0.25% of assets or 0.25% of sales or some combination thereof. Exceptions to these general ranges will be considered on a case-by-case basis. Flat fees or annual minimum fees required by a financial intermediary in addition to such asset-based fees, are considered on a case-by-case basis.

Marketing and Sales Support

Payments may be paid in support of retail, institutional, plan or other fee-based advisory program distribution efforts. These payments are typically made by the distributor in its efforts to advertise to and/or educate the financial intermediary’s personnel, including its registered representatives, about the fund. As a result of these payments, the distributor may obtain a higher profile and greater visibility for the fund within the financial intermediary’s organization, including placement of the fund on the financial intermediary’s preferred or recommended list. The distributor may also obtain greater access to sales meetings, sales representatives, and management representatives of the financial intermediary, including potentially having increased opportunity for fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and their clients and other events sponsored by the financial intermediary.

Program and Shareholder Servicing

Payments may be made in support of recordkeeping, reporting, transaction processing, and other plan administration services provided by a financial intermediary to or through retirement plans, 529 plans, Health Savings Account plans, or other plans or fee-based advisory programs but may also be made in support of certain retail advisory programs, including wrap programs. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These payments may also include services rendered in connection with fund selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Below is a list of firms that the distributor and its affiliates make payments to for the above described services.

•	ACS HR Solutions

•	ADP Broker-Dealer, Inc.

•	American Century Investment Management, Inc. and American Century Investment Services, Inc.

•	Ameriprise Financial Services, Inc./American Enterprise Investment Services, Inc.

•	Associated Securities Corp.

•	Benefit Plans Administrative Services, Inc. and Community Bank System, Inc.

•	Boston Financial Data Services, Inc.

•	Charles Schwab Trust Company

•	Charles Schwab and Company, Inc.

•	Citigroup Global Markets Inc.

•	Columbia Management Advisors, LLC and Columbia Management Distributors, Inc.

•	Digital Retirement Solutions, Inc.

•	Expertplan, Inc.

•	Fidelity Brokerage Services/National Financial Services

•	Fidelity Investments Institutional Operations Company/Fidelity Investments Institutional Service Company

•	FTJ Fund Choice, LLC

•	GWFS Equities, Inc.

•	Hartford Life Insurance Company

•	Hartford Securities Distribution Company, Inc.

•	ICMA-RC Services LLC

•	ING Institutional Plan Services, LLC

•	ING Life Insurance and Annuity Company

•	J.P. Morgan Chase Bank, N.A.

•	J.P. Morgan Retirement Plan Services, LLC

•	John Hancock Life Insurance Company

•	John Hancock Life Insurance Company New York

•	Lincoln Retirement Services Company LLC

•	LPL Financial Corporation

•	Massachusetts Mutual Life Insurance Company (Mass Mutual/MML)

Statement of Additional Information – Nov. 29, 2010	Page 160

•	Mercer HR Services, LLC

•	Merrill Lynch Life Insurance Company

•	Merrill Lynch, Pierce, Fenner & Smith, Inc.

•	Mid Atlantic Capital Corporation

•	Minnesota Life Insurance Company

•	ML Life Insurance Company of New York

•	Morgan Stanley & Co., Inc.

•	MSCS Financial Services, LLC

•	Mutual Service Corporation

•	Nationwide Financial Services, Inc.

•	Newport Retirement Services, Inc.

•	NYLife Distributors LLC

•	Oppenheimer & Co. Inc.

•	Principal Life Insurance Company

•	Prudential Insurance Company of America/Prudential Investments Retirement Services

•	Prudential Investment Management Services LLC/Prudential Investments LLC

•	Raymond James & Associates, Inc. and Raymond James Financial Services, Inc.

•	RBC Capital Markets Corporation

•	Reliance Trust Company

•	The Retirement Plan Company, LLC

•	Securities America, Inc.

•	Standard Retirement Services, Inc.

•	TD Ameritrade Trust Company

•	The Princeton Retirement Group, Inc. and GPC Securities, Inc.

•	UBS Financial Services, Inc.

•	UVest Financial Services Group, Inc.

•	The Vanguard Group, Inc.

•	Vertical Management Systems, Inc.

•	Wachovia Bank NA

•	Waterstone Financial Group, Inc.

•	Wells Fargo Advisors Financial Network, LLC

•	Wells Fargo Bank N.A.

•	Wilmington Trust Company

•	Wilmington Trust Retirement and Institutional Services Company

Other Payments

The distributor and its affiliates may separately pay financial intermediaries in order to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, client and investor events and other financial intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. The amount of these payments varies depending upon the nature of the event. The distributor and its affiliates make payments for such events as they deem appropriate, subject to internal guidelines and applicable law.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payment to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

The financial intermediary through which you are purchasing or own shares of funds has been authorized directly or indirectly by the distributor to sell funds and/or to provide services to you as a shareholder of funds. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares.

If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of funds, please contact your financial intermediary.

CUSTODIAN SERVICES

The funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund’s custodian agreement.

Statement of Additional Information – Nov. 29, 2010	Page 161

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Director, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

Organizational Information

Each fund is an open-end management investment company. The funds’ headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund’s net assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund’s management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. Shares of the RiverSource and Threadneedle funds have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the shareholder’s discretion, be voted for a single director. The Seligman funds do not provide for cumulative voting rights.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

For funds organized as Massachusetts business trusts, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a

Statement of Additional Information – Nov. 29, 2010	Page 162

Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Table 25. Fund History Table

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Frontier Fund, Inc.	7/9/84	12/10/84	Corporation	MD	10/31	Yes
Columbia Seligman Communications and Information Fund, Inc.(19)	10/8/82	6/23/83	Corporation	MD	12/31	Yes
RiverSource Bond Series, Inc.(2)	4/29/81, 4/8/86(1)		Corporation	NV/MN	7/31
Columbia Floating Rate Fund		2/16/06				Yes
Columbia Income Opportunities Fund		6/19/03				Yes
Columbia Inflation Protected Securities Fund		3/4/04				No
Columbia Limited Duration Credit Fund(19)		6/19/03				Yes
RiverSource California Tax-Exempt Trust	4/7/86		Business Trust	MA	8/31(10)
RiverSource California Tax-Exempt Fund		8/18/86				No
RiverSource Dimensions Series, Inc.	2/20/68, 4/8/86(1)		Corporation	NV/MN	7/31
RiverSource Disciplined Small and Mid Cap Equity Fund		5/18/06				Yes
RiverSource Disciplined Small Cap Value Fund		2/16/06				Yes
RiverSource Diversified Income Series, Inc.(2)	6/27/74, 4/8/86(1)		Corporation	NV/MN	8/31
Columbia Diversified Bond Fund(3)		10/3/74				Yes
RiverSource Equity Series, Inc.	3/18/57, 4/8/86(1)		Corporation	NV/MN	11/30
Columbia Mid Cap Growth Opportunity Fund(4),(19)		6/4/57				Yes
RiverSource Global Series, Inc.	10/28/88		Corporation	MN	10/31
Columbia Absolute Return Currency and Income Fund		6/15/06				Yes
Columbia Emerging Markets Bond Fund		2/16/06				No
Columbia Global Bond Fund		3/20/89				No
Columbia Emerging Markets Opportunity Fund(4),(5),(11),(19)		11/13/96				Yes
Columbia Global Equity Fund(5),(6),(11)		5/29/90				Yes
Columbia Global Extended Alpha Fund		8/1/08				Yes
Threadneedle Global Equity Income Fund		8/1/08				Yes
RiverSource Government Income Series, Inc.	3/12/85		Corporation	MN	5/31
Columbia U.S. Government Mortgage Fund		2/14/02				Yes
RiverSource Short Duration U.S. Government Fund(3)		8/19/85				Yes
Columbia Government Money Market Fund, Inc.(17)	6/29/76	1/31/77	Corporation	MD	12/31	Yes
RiverSource High Yield Income Series, Inc.	8/17/83		Corporation	MN	5/31
Columbia High Yield Bond Fund(3)		12/8/83				Yes
RiverSource Income Series, Inc.	2/10/45; 4/8/86(1)		Corporation	NV/MN	1/31(7)
Columbia Income Builder Fund(19)		2/16/06				Yes
Columbia Income Builder Fund II(19)		2/16/06				Yes
Columbia Income Builder Fund III(19)		2/16/06				Yes
RiverSource International Managers Series, Inc.(2)	5/9/01		Corporation	MN	10/31
Columbia Multi-Advisor International Value Fund(11),(19)		9/28/01				Yes
RiverSource Partners International Select Growth Fund(11)		9/28/01				Yes
RiverSource Partners International Small Cap Fund(11)		10/3/02				Yes

Statement of Additional Information – Nov. 29, 2010	Page 163

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
RiverSource International Series, Inc.(2)	7/18/84		Corporation	MN	10/31
Columbia Asia Pacific ex-Japan Fund(19)		7/15/09				Yes
Columbia European Equity Fund(5),(11)		6/26/00				Yes
RiverSource Disciplined International Equity Fund		5/18/06				Yes
Threadneedle International Opportunity Fund(4),(5),(11)		11/15/84				Yes
RiverSource Investment Series, Inc.	1/18/40; 4/8/86(1)		Corporation	NV/MN	9/30
Columbia Diversified Equity Income Fund		10/15/90				Yes
Columbia Large Quantitative Growth Fund(19)		5/17/07				Yes
Columbia Large Quantitative Value Fund(19)		8/1/08				Yes
Columbia Mid Cap Value Opportunity Fund(19)		2/14/02				Yes
RiverSource Balanced Fund(4)		4/16/40				Yes
RiverSource Large Cap Series, Inc.(2)	5/21/70, 4/8/86(1)		Corporation	NV/MN	7/31
Columbia Large Core Quantitative Fund(4),(19)		4/24/03				Yes
RiverSource Managers Series, Inc.(2)	3/20/01		Corporation	MN	5/31
Columbia Multi-Advisor Small Cap Value Fund(11),(19)		6/18/01				Yes
RiverSource Partners Fundamental Value Fund(11)		6/18/01				Yes
RiverSource Market Advantage Series, Inc.	8/25/89		Corporation	MN	1/31
Columbia Portfolio Builder Conservative Fund		3/4/04				Yes
Columbia Portfolio Builder Moderate Conservative Fund		3/4/04				Yes
Columbia Portfolio Builder Moderate Fund		3/4/04				Yes
Columbia Portfolio Builder Moderate Aggressive Fund		3/4/04				Yes
Columbia Portfolio Builder Aggressive Fund		3/4/04				Yes
Columbia Portfolio Builder Total Equity Fund		3/4/04				Yes
RiverSource S&P 500 Index Fund		10/25/99				Yes
RiverSource Small Company Index Fund		8/19/96				Yes
RiverSource Money Market Series, Inc.	8/22/75; 4/8/86(1)		Corporation	NV/MN	7/31
Columbia Money Market Fund(19)		10/6/75				Yes
RiverSource Sector Series, Inc.	3/25/88		Corporation	MN	6/30
Columbia Dividend Opportunity Fund(8)		8/1/88				Yes
RiverSource Real Estate Fund		3/4/04				No
RiverSource Selected Series, Inc.	10/5/84		Corporation	MN	3/31
RiverSource Precious Metals and Mining Fund(9)		4/22/85				No
RiverSource Series Trust(14)	1/27/06		Business Trust	MA	4/30
Columbia 120/20 Contrarian Equity Fund		10/18/07				Yes
Columbia Marsico Flexible Capital Fund		9/28/10				No
Columbia Recovery and Infrastructure Fund		2/19/09				No
Columbia Retirement Plus 2010 Fund		5/18/06				Yes
Columbia Retirement Plus 2015 Fund		5/18/06				Yes
Columbia Retirement Plus 2020 Fund		5/18/06				Yes
Columbia Retirement Plus 2025 Fund		5/18/06				Yes
Columbia Retirement Plus 2030 Fund		5/18/06				Yes
Columbia Retirement Plus 2035 Fund		5/18/06				Yes
Columbia Retirement Plus 2040 Fund		5/18/06				Yes
Columbia Retirement Plus 2045 Fund		5/18/06				Yes
RiverSource Short Term Investments Series, Inc.(15)	4/23/68, 4/8/86(1)		Corporation	NV/MN	7/31
Columbia Short-Term Cash Fund		9/26/06				Yes
RiverSource Special Tax-Exempt Series Trust	4/7/86		Business Trust	MA	8/31(10)

Statement of Additional Information – Nov. 29, 2010	Page 164

Fund*	Date of Organization		Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Minnesota Tax-Exempt Fund			8/18/86				No
RiverSource New York Tax-Exempt Fund			8/18/86				No
RiverSource Strategic Allocation Series, Inc.(2)	10/9/84			Corporation	MN	9/30
Columbia Strategic Allocation Fund(4)			1/23/85				Yes
RiverSource Strategic Income Allocation Fund			5/17/07				Yes
RiverSource Strategy Series, Inc.	1/24/84			Corporation	MN	3/31
Columbia Equity Value Fund			5/14/84				Yes
RiverSource Tax-Exempt Income Series, Inc.(2)	12/21/78; 4/8/86	(1)		Corporation	NV/MN	11/30
RiverSource Tax-Exempt High Income Fund(4)			5/7/79				Yes
RiverSource Tax-Exempt Series, Inc.	9/30/76, 4/8/86	(1)		Corporation	NV/MN	11/30
Columbia AMT-Free Tax-Exempt Bond Fund(19)			11/24/76				Yes
RiverSource Intermediate Tax-Exempt Fund			11/13/96				Yes
RiverSource Variable Series Trust(12)	9/11/07			Business Trust	MA	12/31
Disciplined Asset Allocation Portfolios – Aggressive			5/1/08				Yes
Disciplined Asset Allocation Portfolios – Conservative			5/1/08				Yes
Disciplined Asset Allocation Portfolios – Moderate			5/1/08				Yes
Disciplined Asset Allocation Portfolios – Moderately Aggressive			5/1/08				Yes
Disciplined Asset Allocation Portfolios – Moderately Conservative			5/1/08				Yes
RiverSource Variable Portfolio – Balanced Fund(4)			4/30/86				Yes
RiverSource Variable Portfolio – Cash Management Fund			10/31/81				Yes
RiverSource Variable Portfolio – Core Equity Fund			9/10/04				Yes
RiverSource Variable Portfolio – Diversified Bond Fund(3)			10/13/81				Yes
RiverSource Variable Portfolio – Diversified Equity Income Fund			9/15/99				Yes
RiverSource Variable Portfolio – Dynamic Equity Fund(5),(16)			10/13/81				Yes
RiverSource Variable Portfolio – Global Bond Fund			5/1/96				No
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund(13)			9/13/04				No
RiverSource Variable Portfolio – High Yield Bond Fund(3)			5/1/96				Yes
RiverSource Variable Portfolio – Income Opportunities Fund			6/1/04				Yes
RiverSource Variable Portfolio – Mid Cap Growth Fund(4)			5/1/01				Yes
RiverSource Variable Portfolio – Mid Cap Value Fund			5/2/05				Yes
RiverSource Variable Portfolio – S&P 500 Index Fund			5/1/00				Yes
RiverSource Variable Portfolio – Short Duration U.S. Government Fund(3)			9/15/99				Yes
Seligman Variable Portfolio – Growth Fund(16)			9/15/99				Yes
Seligman Variable Portfolio – Larger-Cap Value Fund(16)			02/4/04				Yes
Seligman Variable Portfolio – Smaller-Cap Value Fund(16)			9/15/99				Yes
Threadneedle Variable Portfolio – Emerging Markets Fund(4),(5),(11)			5/1/00				Yes
Threadneedle Variable Portfolio –International Opportunity Fund(4),(5),(11)			1/13/92				Yes
Variable Portfolio — Aggressive Portfolio			4/14/10				Yes
Variable Portfolio — AllianceBernstein International Value Fund			4/14/10				Yes
Variable Portfolio — American Century Diversified Bond Fund			4/14/10				Yes
Variable Portfolio — American Century Growth Fund			4/14/10				Yes
Variable Portfolio — Columbia Wanger International Equities Fund			4/14/10				Yes
Variable Portfolio — Columbia Wanger U.S. Equities Fund			4/14/10				Yes
Variable Portfolio — Conservative Portfolio			4/14/10				Yes
Variable Portfolio — Davis New York Venture Fund(11), (18)			5/1/06				Yes

Statement of Additional Information – Nov. 29, 2010	Page 165

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Variable Portfolio — Eaton Vance Floating-Rate Income Fund		4/14/10				Yes
Variable Portfolio — Goldman Sachs Mid Cap Value Fund(11), (18)		2/4/04				Yes
Variable Portfolio — Invesco International Growth Fund		4/14/10				Yes
Variable Portfolio — J.P. Morgan Core Bond Fund		4/14/10				Yes
Variable Portfolio — Jennison Mid Cap Growth Fund		4/14/10				Yes
Variable Portfolio — Marsico Growth Fund		4/14/10				Yes
Variable Portfolio — MFS Value Fund		4/14/10				Yes
Variable Portfolio — Moderate Portfolio		4/14/10				Yes
Variable Portfolio — Moderately Aggressive Portfolio		4/14/10				Yes
Variable Portfolio — Moderately Conservative Portfolio		4/14/10				Yes
Variable Portfolio — Mondrian International Small Cap Fund		4/14/10				Yes
Variable Portfolio — Morgan Stanley Global Real Estate Fund		4/14/10				No
Variable Portfolio — NFJ Dividend Value Fund		4/14/10				Yes
Variable Portfolio — Partners Small Cap Growth Fund		4/14/10				Yes
Variable Portfolio — Partners Small Cap Value Fund(11), (18)		8/14/01				Yes
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund		4/14/10				Yes
Variable Portfolio — Pyramis International Equity Fund		4/14/10				Yes
Variable Portfolio — UBS Large Cap Growth Fund		4/14/10				Yes
Variable Portfolio — Wells Fargo Short Duration Government Fund		4/14/10				Yes
Seligman Capital Fund, Inc.	10/21/68	10/9/69	Corporation	MD	12/31	Yes
Seligman Global Fund Series, Inc.	11/22/91		Corporation	MD	10/31
Columbia Seligman Global Technology Fund(19)		5/23/94				Yes
Seligman Growth Fund, Inc.	1/26/37	4/1/37	Corporation	MD	12/31	Yes
Seligman LaSalle Real Estate Fund Series, Inc.	5/30/03		Corporation	MD	12/31
RiverSource LaSalle Global Real Estate Fund(17)		12/29/06				No
RiverSource LaSalle Monthly Dividend Real Estate Fund(17)		7/16/03				Yes
Seligman Municipal Fund Series, Inc.	8/8/83		Corporation	MD	9/30
Seligman National Municipal Class		12/31/83				Yes
Seligman Minnesota Municipal Class		12/30/83				No
Seligman New York Municipal Class		1/3/84				No
Seligman Municipal Series Trust	7/25/84		Business Trust	MA	9/30
Seligman California Municipal High-Yield Series		11/20/84				No
Seligman California Municipal Quality Series		11/20/84				No
Seligman Portfolios, Inc.	7/1/87		Corporation	MD	12/31
Seligman Capital Portfolio		6/21/88				Yes
Seligman Common Stock Portfolio		6/21/88				Yes
Seligman Communications and Information Portfolio		10/11/94				Yes
Seligman Global Technology Portfolio		5/1/96				Yes
Seligman International Growth Portfolio		5/3/93				Yes
Seligman Investment Grade Fixed Income Portfolio		6/21/88				Yes
Seligman Large-Cap Value Portfolio		5/1/98				Yes
Seligman Smaller-Cap Value Portfolio		5/1/98				Yes
Seligman TargetHorizon ETF Portfolios, Inc.	7/6/05		Corporation	MD	9/30
Seligman TargETFund 2015		10/3/05				Yes
Seligman TargETFund 2025		10/3/05				Yes
Seligman TargETFund 2035		10/2/06				Yes
Seligman TargETFund 2045		10/2/06				Yes

Statement of Additional Information – Nov. 29, 2010	Page 166

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Seligman TargETFund Core		10/3/05				Yes
Seligman Value Fund Series, Inc.	1/27/97		Corporation	MD	12/31
Columbia Select Large-Cap Value Fund(19)		4/25/97				Yes
Columbia Select Smaller-Cap Value Fund(19)		4/25/97				Yes

*	Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010, several of the funds were renamed from RiverSource, Seligman and Threadneedle to Columbia.
**	If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.
(1)	Date merged into a Minnesota corporation incorporated on April 8, 1986.
(2)	Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series, Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt Income Series, Inc.; AXP Managed Series, Inc. changed its name to RiverSource Strategic Allocation Series, Inc.; AXP Partners International Series, Inc. changed its name to RiverSource International Managers Series, Inc.; AXP Partners Series, Inc. changed its name to RiverSource Managers Series, Inc.; and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.
(3)	Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund, Variable Portfolio – Bond Fund changed its name to Variable Portfolio – Diversified Bond Fund, Variable Portfolio – Extra Income Fund changed its name to Variable Portfolio – High Yield Bond Fund and Variable Portfolio – Federal Income Fund changed its name to Variable Portfolio – Short Duration U.S. Government Fund.
(4)	Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, and Threadneedle International Fund changed its name to International Opportunity Fund. Variable Portfolio – Equity Select Fund changed its name to Variable Portfolio – Mid Cap Growth Fund, Variable Portfolio – Threadneedle Emerging Markets Fund changed its name to Variable Portfolio – Emerging Markets Fund, Variable Portfolio – Threadneedle International Fund changed its name to Variable Portfolio – International Opportunity Fund, and Variable Portfolio – Managed Fund changed its name to Variable Portfolio – Balanced Fund.
(5)	Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund, Variable Portfolio – Capital Resource Fund changed its name to Variable Portfolio – Large Cap Equity Fund, Variable Portfolio – Emerging Markets Fund changed its name to Variable Portfolio – Threadneedle Emerging Markets Fund and Variable Portfolio – International Fund changed its name to Variable Portfolio – Threadneedle International Fund.
(6)	Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.
(7)	Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.
(8)	Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.
(9)	Effective Nov. 1, 2006, Precious Metals Fund changed its name to Precious Metals and Mining Fund.
(10)	Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.
(11)	Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Opportunity Fund changed its name to Threadneedle International Opportunity Fund; RiverSource International Aggressive Growth Fund changed its name to RiverSource Partners International Select Growth Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource International Small Cap Fund changed its name to RiverSource Partners International Small Cap Fund; RiverSource Fundamental Value Fund changed its name to RiverSource Partners Fundamental Value Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund; RiverSource Variable Portfolio – Fundamental Value Fund changed its name to RiverSource Partners Variable Portfolio – Fundamental Value Fund; RiverSource Variable Portfolio – Select Value Fund changed its name to RiverSource Partners Variable Portfolio – Select Value Fund; and RiverSource Variable Portfolio – Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio – Small Cap Value Fund.
(12)	Prior to January 2008, the assets of the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations.
(13)	Effective June 8, 2005, Variable Portfolio – Inflation Protected Securities Fund changed its name to Variable Portfolio – Global Inflation Protected Securities Fund.
(14)	Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.
(15)	Prior to April 21, 2006, RiverSource Short Term Investments Series, Inc. was known as AXP Stock Series, Inc.
(16)	Effective May 1, 2009, RiverSource Variable Portfolio – Growth Fund changed its name to Seligman Variable Portfolio – Growth Fund, RiverSource Variable Portfolio – Large Cap Equity Fund changed its name to RiverSource Variable Portfolio – Dynamic Equity Fund, RiverSource Variable Portfolio – Large Cap Value Fund changed its name to Seligman Variable Portfolio – Larger-Cap Value Fund, and RiverSource Variable Portfolio – Small Cap Advantage Fund changed its name to Seligman Variable Portfolio – Smaller-Cap Value Fund.
(17)	Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.; Seligman LaSalle Global Real Estate Fund changed its name to RiverSource LaSalle Global Real Estate Fund; and Seligman LaSalle Monthly Dividend Real Estate Fund changed its name to RiverSource LaSalle Monthly Dividend Real Estate Fund.
(18)	Effective May 1, 2010, RiverSource Partners Variable Portfolio – Fundamental Value Fund changed its name to Variable Portfolio – Davis New York Venture Fund; RiverSource Partners Variable Portfolio – Select Value Fund changed its name to Variable Portfolio – Goldman Sachs Mid Cap Value Fund; and RiverSource Partners Variable Portfolio – Small Cap Value Fund changed its name to Variable Portfolio – Partners Small Cap Value Fund.
(19)

Effective Sept. 27, 2010, RiverSource Limited Duration Bond Fund changed its name to Columbia Limited Duration Credit Fund; RiverSource Mid Cap Growth Fund changed its name to Columbia Mid Cap Growth Opportunity Fund; Threadneedle Emerging Markets Fund changed its name to Columbia Emerging Markets Opportunity Fund; RiverSource Income Builder Basic Income Fund changed its name to Columbia Income Builder Fund; RiverSource Income Builder Moderate Income Builder Fund changed its name to Columbia Income Builder Fund II; RiverSource Income Builder Enhanced Fund changed its name to Columbia Income Builder Fund III; RiverSource

Statement of Additional Information – Nov. 29, 2010	Page 167

Partners International Select Value Fund changed its name to Columbia Multi-Advisor International Value Fund; Threadneedle Asia Pacific Fund changed its name to Columbia Asia Pacific ex-Japan Fund; RiverSource Disciplined Large Cap Growth Fund changed its name to Columbia Large Growth Quantitative Fund; RiverSource Disciplined Large Cap Value Fund changed its name to Columbia Large Value Quantitative Fund; RiverSource Mid Cap Value Fund changed its name to Columbia Mid Cap Value Opportunity Fund; RiverSource Disciplined Equity Fund changed its name to Columbia Large Core Quantitative Fund; RiverSource Partners Small Cap Value Fund changed its name to Columbia Multi-Advisor Small Cap Value Fund; RiverSource Cash Management Fund changed its name to Columbia Money Market Fund; RiverSource Tax-Exempt Bond Fund changed its name to Columbia AMT-Free Tax-Exempt Bond Fund; Seligman Communications and Information Fund, Inc. changed its name to Columbia Seligman Communications and Information Fund, Inc.; Seligman Global Technology Fund changed its name to Columbia Seligman Global Technology Fund; Seligman Large-Cap Value Fund changed its name to Columbia Select Large-Cap Value Fund; and Seligman Smaller-Cap Value Fund changed its name to Columbia Select Smaller-Cap Value Fund.

Statement of Additional Information – Nov. 29, 2010	Page 168

Board Members and Officers

Shareholders elect a Board that oversees a fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of each fund’s Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

On Nov. 7, 2008, Columbia Management announced the closing of its acquisition of J. & W. Seligman & Co. Incorporated (the “Seligman Acquisition”). In connection with the Seligman Acquisition, Messrs. Leroy C. Richie and John F. Maher, who were members of the Seligman funds’ Board prior to Nov. 7, 2008, began service on the Board after the Seligman Acquisition, which resulted in an overall increase from ten directors to twelve for all funds.

Table 26. Board Members

Independent Board Members*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Other present or past directorships (within past 5 years)	Committee memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None	Board Governance, Compliance, Investment Review, Audit

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 1/5/99	Chair, RiverSource and Threadneedle funds, 1999-2006; former Governor of Minnesota	None	Board Governance, Compliance, Contracts, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	None	Distribution, Investment Review, Audit

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None	Board Governance, Contracts, Investment Review

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since 3/1/85	Attorney and Consultant	None	Board Governance, Compliance, Executive, Investment Review, Audit

Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since 11/1/05	Former Managing Director, Shikiar Asset Management	American Progressive Insurance; Hapoalim Securities USA, Inc.	Distribution, Executive, Investment Review, Audit

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None	Distribution, Investment Review, Audit

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None	Board Governance, Compliance, Contracts, Executive, Investment Review

Statement of Additional Information – Nov. 29, 2010	Page 169

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Other present or past directorships (within past 5 years)	Committee memberships
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)	Contracts, Distribution, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)	Contracts, Distribution, Executive, Investment Review

*	Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. because he serves as an independent director of a broker-dealer that has executed transactions for a subadviser to this fund.

Board Member Affiliated with the Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Other present or past directorships (within past 5 years)	Committee memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President – Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Statement of Additional Information – Nov. 29, 2010	Page 170

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the funds’ other officers are:

Table 27. Fund Officers

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 - January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 - April 2010; Treasurer, Columbia Funds, October 2003 - May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 - December 2006; Senior Vice President – Columbia Management Advisors, LLC, April 2003 - December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 - October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President – Asset Management and Trust Company Services, 2006–2009 and Vice President – Operations and Compliance, 2004-2006); Senior Vice President, Columbia Funds, Atlantic Funds and Nations Funds since May 2010

Jeffrey P. Fox 105 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Treasurer since 7/10/02	Chief Financial Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) and of Seligman Data Corp. since 2008; Vice President – Investment Accounting, Ameriprise Financial, Inc. since 2002; Chief Financial Officer, RiverSource Distributors, Inc. since 2006

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005-April 2010 and Vice President – Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 – April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 – April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Statement of Additional Information – Nov. 29, 2010	Page 171

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 - April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 - May 2005

Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Anti – Money Laundering Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since 2008; Vice President – Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008;

Responsibilities of Board with respect to fund management

The Board is chaired by an Independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds’ Chief Compliance Officer, counsel to the Independent Directors, and representatives of the funds’ service providers and overseeing Board Services. The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Board also oversees fund risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Directors (persons who are not “interested persons” of the fund as that term is defined in the 1940 Act. The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Directors and the investment manager between Board meetings in respect of general matters.

Board Governance Committee — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters. The committee also reviews candidates for Board membership, including candidates recommended by shareholders.

Statement of Additional Information – Nov. 29, 2010	Page 172

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Director, as encapsulated in their bios included above in Table 26.

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND — 2010
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Distribution; Marketing	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Carlson	MN		X			X
Carlton	NY			X	X				X
Flynn	MA						X
Jones	MD				X				X
Laikind	NY	X		X				X	X
Lewis	MN		X				X
Maher	CT	X		X					X
Paglia	NY	X		X					X
Richie	MI	X			X
Taunton-Rigby	MA	X		X					X

With respect to the directorship of Mr. Truscott, who is not an Independent Director, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Directors’ increased access to information regarding the funds’ investment manager, which is the funds’ most significant service provider.

Compliance Committee — Supports the funds’ maintenance of a strong compliance program by providing a forum for Independent Directors to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the funds’ CCO to meet with Independent Directors on a regular basis to discuss compliance matters.

Statement of Additional Information – Nov. 29, 2010	Page 173

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

Distribution Committee — Reviews and supports product development, marketing, sales activity and practices related to the funds and will report to the Board as appropriate.

Executive Committee — Acts for the Board between meetings of the Board.

Investment Review Committee — Reviews and oversees the management of the funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee — Oversees the accounting and financial reporting processes of the funds and internal controls over financial reporting. Oversees the quality and integrity of the funds’ financial statements and independent audits as well as the funds’ compliance with legal and regulatory requirements relating to the funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds’ risks by, among other things, meeting with the funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds’ Disclosure Controls and Procedures.

This table shows the number of times the committees met during each fund’s most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 28. Committee Meetings

Fiscal Period	Board Governance Committee	Compliance Committee	Contracts Committee	Distribution Committee	Executive Committee	Investment Review Committee	Audit Committee
For funds with fiscal period ending January 31	5	5	6	4	2	6	6
For funds with fiscal period ending March 31	5	5	6	4	1	5	6
For funds with fiscal period ending April 30	5	5	6	3	0	5	6
For funds with fiscal period ending May 31	5	5	6	3	0	5	6
For funds with fiscal period ending June 30	5	5	6	2	0	5	6
For funds with fiscal period ending July 31	5	5	6	2	0	5	6
For funds with fiscal period ending August 31	5	5	6	2	0	5	7
For funds with fiscal period ending September 30	5	5	6	1	0	5	7
For funds with fiscal period ending October 31	5	5	6	4	3	6	6
For funds with fiscal period ending November 30	5	5	6	4	3	6	6
For funds with fiscal period ending December 31	5	5	6	4	2	6	6

Statement of Additional Information – Nov. 29, 2010	Page 174

BOARD MEMBER HOLDINGS

The following table shows the Board members’ dollar range of equity securities beneficially owned on Dec. 31, 2009 of each individual fund owned by a Board member, and the aggregate dollar range of equity securities of all funds overseen by the Board members.

Table 29. Board Member Holdings

Based on net asset values as of Dec. 31, 2009:

Board Member	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Board Member
Kathleen Blatz	Columbia Absolute Return Currency and Income	$50,001-$100,000	Over $100,000
	Columbia Dividend Opportunity	Over $100,000
	Columbia Income Opportunities Fund	$10,001-$50,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	RiverSource Partners Small Cap Growth	$10,001-$50,000
	Columbia Multi-Advisor Small Cap Value	$10,001-$50,000
	RiverSource Precious Metals and Mining	$10,001-$50,000
	RiverSource Real Estate	$50,001-$100,000
	Columbia Strategic Allocation	Over $100,000
	Columbia Seligman Communication and Information Fund	$10,001-$50,000
	Seligman National Municipal Fund	$1-$10,000
	Columbia Emerging Markets Opportunity	$10,001-$50,000
	Threadneedle International Opportunity	Over $100,000
	Tri-Continental Corporation	$1-$10,000
Arne Carlson	Columbia Money Market	Over $100,000	Over $100,000
	Columbia Dividend Opportunity	$10,001-$50,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	Columbia Portfolio Builder Moderate	$10,001-$50,000
	Columbia Recovery and Infrastructure	$1-$10,000
	RiverSource Short Duration U.S. Government	$1-$10,000
	Columbia Seligman Communications and Information	$10,001-$50,000
	Seligman National Municipal Class	$1-$10,000
	Columbia Emerging Markets Opportunity	$10,001-$50,000
	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – Nov. 29, 2010	Page 175

Board Member	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Board Member
Pamela Carlton	Columbia Absolute Return Currency and Income	$1-$10,000	Over $100,000**
	Columbia Money Market*	$1-$10,000
	Columbia Diversified Equity Income	$10,001-$50,000
	Columbia Floating Rate*	$50,001-$100,000
	RiverSource Short Duration U.S. Government	$50,001-$100,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	Seligman National Municipal Class	$1-$10,000
	Columbia Emerging Markets Opportunity	$1-$10,000
	Columbia Global Equity	$1-$10,000
	Tri-Continental Corporation	$1-$10,000
Patricia M. Flynn	Columbia Portfolio Builder Moderate Aggressive*	$50,001-$100,000	Over $100,000*
	Columbia Money Market*	$10,001-$50,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	Columbia Strategic Allocation*	Over $100,000
	Seligman Growth*	$50,000-$100,000
	Threadneedle International Opportunity*	$50,001-$100,000
	Tri-Continental Corporation	$10,001-$50,000
Anne P. Jones	Columbia Large Core Quantitative	$10,001-$50,000	Over $100,000
	Columbia Diversified Bond	$10,001-$50,000
	Columbia Diversified Equity Income	$10,001-$50,000
	Columbia Global Bond	Over $100,000
	Columbia High Yield Bond	Over $100,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	RiverSource Short Duration U.S. Government	Over $100,000
	RiverSource Small Company Index	Over $100,000
	Columbia Strategic Allocation	$50,001-$100,000
	Seligman Growth	$10,001-$50,000
	Seligman National Municipal Class	$1-$10,000
	Columbia Global Equity	$10,001-$50,000
	Tri-Continental Corporation	$1-$10,000
Jeffrey Laikind	Columbia 120/20 Contrarian Equity	$50,001-$100,000	Over $100,000
	Columbia Money Market	Over $100,000
	Columbia Dividend Opportunity	$50,001-$100,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	Seligman National Municipal Class	$1-$10,000
	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – Nov. 29, 2010	Page 176

Board Member	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Board Member
Stephen R. Lewis, Jr.	Columbia 120/20 Contrarian Equity	$10,001-$50,000	Over $100,000**
	Columbia Absolute Return Currency and Income*	$10,001-$50,000
	Columbia Money Market*	$10,001-$50,000
	Columbia Diversified Bond*	$50,001-$100,000
	Columbia Diversified Equity Income*	Over $100,000
	Columbia Dividend Opportunity	$10,001-$50,000
	Columbia Emerging Markets Bond	$10,001-$50,000
	Columbia Global Bond	$10,001-$50,000
	Columbia Large Growth Quantitative*	$10,001-$50,000
	Columbia Mid Cap Growth Opportunity	$10,001-$50,000
	Columbia Strategic Allocation	$10,001-$50,000
	Columbia Seligman Communications and Information*	Over $100,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	Seligman National Municipal Class	$1-$10,000
	Columbia Emerging Markets Opportunity*	$50,001-$100,000
	Threadneedle Global Equity Income	$10,001-$50,000
	Threadneedle International Opportunity*	$50,001-$100,000
	Tri-Continental Corporation	$1-$10,000
John F. Maher	Columbia Money Market*	$10,001-$50,000	Over $100,000**
	RiverSource LaSalle International Real Estate	$1-$10,000
	Columbia Seligman Communications and Information*	Over $100,000
	Seligman National Municipal Class	$10,001-$50,000
	Tri-Continental Corporation	$50,001-$100,000
Catherine James Paglia	Columbia Money Market*	$10,001-$50,000	Over $100,000**
	Columbia Floating Rate*	Over $100,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – Nov. 29, 2010	Page 177

Board Member	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Board Member
Leroy C. Richie	RiverSource Balanced	$1-$10,000	Over $100,000
	Columbia Large Core Quantitative	$1-$10,000
	Columbia Diversified Bond	$1-$10,000
	Columbia High Yield Bond	$1-$10,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	RiverSource Partners International Select Growth	$1-$10,000
	RiverSource Short Duration U.S. Government	$1-$10,000
	Seligman Capital	$1-$10,000
	Columbia Seligman Communications and Information	$1-$10,000
	Columbia Frontier	$1-$10,000
	Columbia Seligman Global Technology	$1-$10,000
	Seligman Growth	$1-$10,000
	Columbia Select Large-Cap Value	$1-$10,000
	Seligman National Municipal Class	$1-$10,000
	Columbia Select Smaller-Cap Value	$1-$10,000
	Columbia Emerging Markets Opportunity	$1-$10,000
	Columbia Global Equity	$1-$10,000
	Tri-Continental Corporation	Over $100,000
Alison Taunton-Rigby	Columbia 120/20 Contrarian Equity	$10,001-$50,000	Over $100,000
	Columbia Absolute Return Currency and Income	$50,001-$100,000
	Columbia Diversified Equity Income	$10,001-$50,000
	Columbia Income Builder Fund III	Over 100,000
	Columbia Mid Cap Value Opportunity	$50,001-$100,000
	RiverSource Partners International Select Growth	$50,001-$100,000
	Columbia Multi-Advisor Small Cap Value	$50,001-$100,000
	Columbia Strategic Allocation	$50,001-$100,000
	Columbia Seligman Communications and Information	$50,001-$100,000
	Seligman Growth	$50,001-$100,000
	Seligman LaSalle International Real Estate	$1-$10,000
	Seligman National Municipal Class	$1-$10,000
	Columbia Emerging Markets Opportunity	$50,001-$100,000
	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – Nov. 29, 2010	Page 178

Board Member	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Board Member
Ted Truscott	Columbia 120/20 Contrarian Equity	$50,001-$100,000	Over $100,000
	Columbia Absolute Return Currency and Income	$50,001-$100,000
	Columbia Large Core Quantitative	Over $100,000
	RiverSource Disciplined International Equity	Over $100,000
	Columbia Large Growth Quantitative	$50,001-$100,000
	Columbia Large Value Quantitative	$50,001-$100,000
	RiverSource Disciplined Small and Mid Cap Equity	$10,001-$50,000
	Columbia Diversified Bond	Over $100,000
	Columbia Diversified Equity Income	$1-$10,000
	Columbia Dividend Opportunity	$10,001-$50,000
	Columbia Emerging Markets Bond	$10,001-$50,000
	Columbia Global Bond	Over $100,000
	Columbia High Yield Bond	Over $100,000
	Columbia Income Opportunities	$50,001-$100,000
	Columbia Inflation Protected Securities	$10,001-$50,000
	Columbia Limited Duration Credit	Over $100,000
	Columbia Mid Cap Value Opportunity	$50,001-$100,000
	RiverSource Partners International Select Growth	Over $100,000
	Columbia Multi-Advisor International Value	$10,001-$50,000
	Columbia Portfolio Builder Moderate Aggressive	$50,001-$100,000
	Columbia Retirement Plus 2035	$10,001-$50,000
	Columbia Strategic Allocation	Over $100,000
	RiverSource Strategic Income Allocation	Over $100,000
	Columbia Seligman Communications and Information	$10,001-$50,000
	Columbia Seligman Global Technology	$10,001-$50,000
	Seligman Growth	Over $100,000
	Seligman LaSalle International Real Estate	$1-$10,000
	Seligman National Municipal Class	$1-$10,000
	Columbia Seligman Premium Technology Growth	$10,001-$50,000
	Columbia Emerging Markets Opportunity	$10,001-$50,000
	Columbia Global Equity	Over $100,000
	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – Nov. 29, 2010	Page 179

*	Deferred compensation invested in share equivalents:

A. Carlton	Columbia Money Market	$1-$10,000
	Columbia Floating Rate	$50,001-$100,000
B. Flynn	Columbia Portfolio Builder Moderately Aggressive	$50,001-$100,000
	Columbia Money Market	$1-$10,000
	Seligman Growth	$50,001-$100,000
	Threadneedle International Opportunity	$10,001-$50,000
C. Lewis	Columbia Money Market	$10,001-$50,000
	Columbia Diversified Bond	$1-$10,000
	Columbia Absolute Return Currency and Income	$10,001-$50,000
	Columbia Large Growth Quantitative	$10,001-$50,000
	Columbia Diversified Equity Income	$50,001-$100,000
	Columbia Emerging Markets Opportunity	$50,001-$100,000
	Columbia Seligman Communications and Information	$50,001-$100,000
	Threadneedle International Opportunity	$50,001-$100,000
D. Maher	Columbia Money Market	$10,001-$50,000
	Columbia Seligman Communications and Information	Over $100,000
E. Paglia	Columbia Money Market	$10,001-$50,000
	Columbia Floating Rate	Over $100,000

**	Total includes deferred compensation invested in share equivalents.

As of 30 days prior to the date of this SAI, the Board members and officers as a group owned 3.15% of Columbia Retirement Plus 2035 Fund Class A, 1.13% of RiverSource Disciplined International Equity Fund Class A and 1.44% of Columbia 120/20 Contrarian Equity Fund Class A. The Board members and officers as a group owned less than 1% of the outstanding shares of any class of any other Columbia, RiverSource, Seligman or Threadneedle fund.

COMPENSATION OF BOARD MEMBERS

Total compensation. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

Table 30. Board Member Compensation – All Funds

Board member(a)	Total Cash Compensation from Funds Paid to Board member
Kathleen Blatz	$193,727
Arne H. Carlson	218,854
Pamela G. Carlton	188,727	(b)
Patricia M. Flynn	202,975	(b)
Anne P. Jones	196,227
Jeffrey Laikind	202,807	(b)
Stephen R. Lewis, Jr.	393,003	(b)
John F. Maher	202,500	(b)
Catherine James Paglia	196,227
Leroy Richie	191,227
Alison Taunton-Rigby	191,227

(a)	Board member compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial.
(b)	Ms. Carlton, Ms. Flynn, Mr. Laikind, Mr. Lewis and Mr. Maher elected to defer a portion of the total cash compensation payable during the period in the amount of $17,500, $97,500, $122,813, $79,500, and $202,500, respectively. Amount deferred by fund is set forth in Table 31. Additional information regarding the deferred compensation plan is described below.

The Independent Directors determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Directors, the Independent Directors take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Directors also recognize that these individuals’ advice and counsel are in demand

Statement of Additional Information – Nov. 29, 2010	Page 180

by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Directors, and that they undertake significant legal responsibilities. The Independent Directors also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Directors take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Directors, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective Jan. 1, 2010, independent Board members will be paid an annual retainer of $125,000. Committee and sub-committee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Board Directors are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Directors are not paid for special meetings conducted by telephone. In 2010, the Board’s Chair will receive total annual cash compensation of $430,000.

The Independent Directors may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource, Seligman or Threadneedle funds in the Fund Family and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.

Compensation from each fund. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

Table 31. Board Member Compensation — Individual Funds

	Aggregate Compensation from Fund
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Taunton- Rigby
For funds with fiscal period ending January 31
Columbia Income Builder Fund	*	*	*	*	*	*	*	*	*	*	*
Columbia Income Builder Fund II	*	*	*	*	*	*	*	*	*	*	*
Columbia Income Builder Fund III	*	*	*	*	*	*	*	*	*	*	*
Columbia Portfolio Builder Aggressive	*	*	*	*	*	*	*	*	*	*	*
Columbia Portfolio Builder Conservative	*	*	*	*	*	*	*	*	*	*	*
Columbia Portfolio Builder Moderate	*	*	*	*	*	*	*	*	*	*	*
Columbia Portfolio Builder Moderate Aggressive	*	*	*	*	*	*	*	*	*	*	*
Columbia Portfolio Builder Moderate Conservative	*	*	*	*	*	*	*	*	*	*	*
Columbia Portfolio Builder Total Equity	*	*	*	*	*	*	*	*	*	*	*
RiverSource S&P 500 Index — total	$294	$303	$273	$282	$295	$273	$677	$265	$303	$282	$282
Amount deferred	0	0	96	91	0	25	105	265	0	0	0
RiverSource Small Company Index — total	928	954	862	887	928	862	2,129	834	954	887	887
Amount deferred	0	0	302	287	0	80	329	834	0	0	0
For funds with fiscal period ending March 31
Columbia Equity Value — total	1,720	1,744	1,604	1,653	1,744	1,604	3,776	1,561	1,744	1,629	1,629
Amount deferred	0	0	463	595	0	336	618	1,561	0	0	0
RiverSource Precious Metals and Mining — total	354	359	330	339	359	330	776	321	358	335	335
Amount deferred	0	0	96	122	0	68	127	321	0	0	0

Statement of Additional Information – Nov. 29, 2010	Page 181

	Aggregate Compensation from Fund
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Taunton- Rigby
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity — total	$103	$104	$97	$100	$104	$97	$221	$95	$104	$99	$99
Amount deferred	0	0	24	38	0	29	37	95	0	0	0
Columbia Recovery and Infrastructure — total	912	929	869	903	929	869	1,880	853	929	886	886
Amount deferred	0	0	170	366	0	333	326	853	0	0	0
Columbia Retirement Plus 2010	*	*	*	*	*	*	*	*	*	*	*
Columbia Retirement Plus 2015	*	*	*	*	*	*	*	*	*	*	*
Columbia Retirement Plus 2020	*	*	*	*	*	*	*	*	*	*	*
Columbia Retirement Plus 2025	*	*	*	*	*	*	*	*	*	*	*
Columbia Retirement Plus 2030	*	*	*	*	*	*	*	*	*	*	*
Columbia Retirement Plus 2035	*	*	*	*	*	*	*	*	*	*	*
Columbia Retirement Plus 2040	*	*	*	*	*	*	*	*	*	*	*
Columbia Retirement Plus 2045	*	*	*	*	*	*	*	*	*	*	*
For funds with fiscal period ending May 31
Columbia High Yield Bond — total	4,436	4,626	4,212	4,374	4,495	4,212	9,268	4,114	4,495	4,271	4,271
Amount deferred	0	0	890	1,720	0	1,490	1,594	4,114	0	0	0
Columbia Multi-Advisor Small Cap Value — total	980	1,025	931	968	993	931	2,038	907	993	944	945
Amount deferred	0	0	196	381	0	330	350	907	0	0	0
Columbia U.S. Government Mortgage — total	664	687	625	643	671	625	1,398	604	671	632	631
Amount deferred	0	0	160	239	0	170	233	604	0	0	0
RiverSource Partners Fundamental Value — total	1,495	1,556	1,417	1,469	1,514	1,417	3,115	1,378	1,514	1,436	1,436
Amount deferred	0	0	314	570	0	474	532	1,378	0	0	0
RiverSource Short Duration U.S. Government — total	1,779	1,847	1,684	1,742	1,801	1,684	3,725	1,636	1,801	1,705	1,705
Amount deferred	0	0	384	672	0	544	633	1,636	0	0	0
For funds with fiscal period ending June 30
Columbia Dividend Opportunity — total	3,054	3,178	2,932	3,104	3,095	3,062	6,388	3,025	3,095	2,974	2,974
Amount deferred	0	0	534	1,327	0	1,329	1,167	3,025	0	0	0
RiverSource Real Estate — total	424	444	408	435	430	430	884	427	430	414	414
Amount deferred	0	0	69	190	0	199	164	427	0	0	0
For funds with fiscal period ending July 31
Columbia Floating Rate — total	1,013	1,076	972	1,032	1,027	1,017	2,116	1,011	1,027	986	986
Amount deferred	0	0	151	454	0	490	395	1,011	0	0	0
Columbia Income Opportunities — total	1,838	1,952	1,764	1,869	1,862	1,847	3,812	1,832	1,862	1,789	1,789
Amount deferred	0	0	271	826	0	898	714	1,832	0	0	0
Columbia Inflation Protected Securities — total	1,632	1,733	1,566	1,658	1,653	1,639	3,404	1,625	1,653	1,588	1,588
Amount deferred	0	0	244	731	0	790	636	1,625	0	0	0
Columbia Large Core Quantitative — total	10,069	10,674	9,637	10,207	10,203	10,076	20,381	10,019	10,203	9,771	9,771
Amount deferred	0	0	1,502	4,494	0	4,851	3,824	10,019	0	0	0
Columbia Limited Duration Credit — total	1,151	1,233	1,111	1,184	1,168	1,170	2,359	1,158	1,168	1,128	1,128
Amount deferred	0	0	145	539	0	620	453	1,158	0	0	0
Columbia Money Market — total	7,280	7,694	6,974	7,354	7,370	7,272	15,303	7,219	7,370	7,063	7,063
Amount deferred	0	0	1,162	3,195	0	3,350	2,824	7,219	0	0	0

Statement of Additional Information – Nov. 29, 2010	Page 182

	Aggregate Compensation from Fund
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Taunton- Rigby
RiverSource Disciplined Small and Mid Cap Equity — total	$340	$363	$327	$348	$345	$344	$706	$342	$345	$331	$331
Amount deferred	0	0	50	154	0	169	133	342	0	0	0
RiverSource Disciplined Small Cap Value — total	123	131	119	126	125	125	254	124	125	120	120
Amount deferred	0	0	17	56	0	62	48	124	0	0	0
For funds with fiscal period ending August 31
Columbia Diversified Bond — total	10,872	11,740	10,452	11,219	11,014	11,180	21,928	11,153	11,014	10,593	10,593
Amount deferred	0	0	1,384	5,161	0	5,973	4,319	11,153	0	0	0
Columbia Minnesota Tax-Exempt — total	827	891	794	851	837	847	1,665	845	838	804	804
Amount deferred	0	0	108	389	0	445	326	845	0	0	0
RiverSource California Tax-Exempt — total	389	417	373	398	394	396	782	395	394	377	377
Amount deferred	0	0	54	180	0	203	152	395	0	0	0
RiverSource New York Tax-Exempt — total	135	145	129	138	136	137	271	137	136	131	131
Amount deferred	0	0	18	63	0	71	53	137	0	0	0
For funds with fiscal period ending September 30
Columbia Diversified Equity Income — total	10,932	12,190	10,623	11,419	11,084	11,344	22,170	11,356	11,083	10,775	10,775
Amount deferred	0	0	1,074	5,407	0	6,674	4,432	11,356	0	0	0
Columbia Large Growth Quantitative — total	1,782	1,986	1,731	1,859	1,806	1,846	3,604	1,848	1,806	1,755	1,755
Amount deferred	0	0	176	878	0	1,083	720	1,848	0	0	0
Columbia Large Value Quantitative — total	645	718	626	672	654	668	1,311	669	654	635	635
Amount deferred	0	0	66	317	0	387	261	669	0	0	0
Columbia Mid Cap Value Opportunity — total	5,352	6,001	5,216	5,636	5,433	5,595	10,813	5,602	5,433	5,296	5,296
Amount deferred	0	0	477	2,703	0	3,397	2,187	5,602	0	0	0
Columbia Strategic Allocation — total	2,819	3,132	2,737	2,936	2,857	2,916	5,735	2,918	2,857	2,775	2,775
Amount deferred	0	0	289	1,382	0	1,690	1,140	2,918	0	0	0
RiverSource Balanced — total	1,503	1,677	1,461	1,569	1,524	1,560	3,056	1,561	1,524	1,482	1,482
Amount deferred	0	0	148	743	0	917	611	1,561	0	0	0
RiverSource Strategic Income Allocation — total	800	901	779	838	811	835	1,625	835	811	790	790
Amount deferred	0	0	73	401	0	504	328	835	0	0	0
Seligman California Municipal High-Yield — total	83	93	81	87	85	87	170	87	84	82	82
Amount deferred	0	0	8	41	0	51	34	87	0	0	0
Seligman California Municipal Quality — total	96	108	94	100	98	100	196	100	98	95	95
Amount deferred	0	0	9	48	0	59	39	100	0	0	0
Seligman Minnesota Municipal — total	162	181	158	169	164	168	330	168	164	159	159
Amount deferred	0	0	16	80	0	99	66	168	0	0	0

Statement of Additional Information – Nov. 29, 2010	Page 183

	Aggregate Compensation from Fund
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Taunton- Rigby
Seligman National Municipal — total	$1,579	$1,766	$1,534	$1,646	$1,599	$1,639	$3,216	$1,638	$1,599	$1,555	$1,555
Amount deferred	0	0	155	780	0	964	642	1,638	0	0	0
Seligman New York Municipal — total	200	224	194	208	202	208	406	208	202	197	197
Amount deferred	0	0	19	99	0	123	81	208	0	0	0
Seligman TargETFund 2015 — total	55	61	53	58	56	57	107	57	56	54	54
Amount deferred	0	0	5	27	0	34	22	57	0	0	0
Seligman TargETFund 2025 — total	78	87	76	82	80	81	153	81	80	77	77
Amount deferred	0	0	7	39	0	49	31	81	0	0	0
Seligman TargETFund 2035 — total	26	29	26	27	27	27	59	27	27	26	26
Amount deferred	0	0	3	13	0	15	11	27	0	0	0
Seligman TargETFund 2045 — total	14	15	14	15	14	14	33	14	14	14	14
Amount deferred	0	0	2	7	0	7	6	14	0	0	0
Seligman TargETFund Core — total	135	150	131	140	136	140	274	140	136	133	133
Amount deferred	0	0	13	67	0	82	55	140	0	0	0
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income — total	1,356	1,410	1,252	1,322	1,356	1,252	3,201	1,017	1,446	1,306	1,306
Amount deferred	0	0	366	459	0	0	490	891	364	0	0
Columbia Asia Pacific ex-Japan(a)— total	22	22	20	21	22	20	60	20	22	20	20
Amount deferred	0	0	8	6	0	0	9	20	0	0	0
Columbia Emerging Markets Bond — total	465	477	430	447	465	430	1,118	363	486	443	442
Amount deferred	0	0	137	150	0	0	170	330	94	0	0
Columbia Emerging Markets Opportunity — total	878	898	814	841	878	814	2,144	703	912	835	835
Amount deferred	0	0	275	276	0	0	325	656	137	0	0
Columbia European Equity — total	161	166	149	155	161	149	385	125	169	153	153
Amount deferred	0	0	47	52	0	0	59	113	34	0	0
Columbia Frontier — total	89	92	83	77	89	82	205	76	75	85	85
Amount deferred	0	0	26	20	0	0	26	70	0	0	0
Columbia Global Bond — total	1,293	1,329	1,196	1,246	1,293	1,196	3,068	970	1,361	1,232	1,232
Amount deferred	0	0	361	428	0	0	469	866	318	0	0
Columbia Global Equity — total	1,092	1,124	1,010	1,052	1,092	1,010	2,613	855	1,145	1,043	1,043
Amount deferred	0	0	325	352	0	0	398	780	213	0	0
Columbia Global Extended Alpha — total	16	16	14	15	16	15	38	12	16	15	15
Amount deferred	0	0	5	5	0	0	6	11	3	0	0
Columbia Multi-Advisor International Value — total	2,143	2,201	1,983	2,062	2,143	1,983	5,121	1,674	2,245	2,042	2,042
Amount deferred	0	0	633	693	0	0	780	1,518	432	0	0
Columbia Seligman Global Technology — total	673	691	622	595	672	622	1,581	583	594	640	640
Amount deferred	0	0	209	162	0	0	210	545	0	0	0
RiverSource Disciplined International Equity — total	908	931	840	873	908	840	2,166	699	951	863	863
Amount deferred	0	0	260	297	0	0	331	625	206	0	0

Statement of Additional Information – Nov. 29, 2010	Page 184

	Aggregate Compensation from Fund
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Taunton- Rigby
RiverSource Partners International Select Growth — total	$903	$929	$836	$870	$903	$836	$2,159	$703	$947	$861	$861
Amount deferred	0	0	266	293	0	0	329	637	186	0	0
RiverSource Partners International Small Cap — total	124	128	115	120	124	115	299	98	130	119	119
Amount deferred	0	0	37	40	0	0	46	89	24	0	0
Threadneedle Global Equity Income — total	54	55	50	52	54	50	131	44	56	52	52
Amount deferred	0	0	17	17	0	0	20	41	7	0	0
Threadneedle International Opportunity — total	902	927	835	869	902	835	2,163	709	945	861	861
Amount deferred	0	0	268	291	0	0	329	642	178	0	0
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond — total	1,649	1,703	1,526	1,586	1,649	1,526	3,963	1,467	1,715	1,580	1,580
Amount deferred	0	0	560	499	0	0	599	1,353	126	0	0
Columbia Mid Cap Growth Opportunity — total	1,441	1,479	1,332	1,375	1,441	1,332	3,423	1,277	1,489	1,370	1,370
Amount deferred	0	0	495	430	0	0	517	1,193	94	0	0
RiverSource Intermediate Tax-Exempt — total	220	227	203	211	219	203	527	195	228	210	210
Amount deferred	0	0	75	66	0	0	80	181	16	0	0
RiverSource Tax-Exempt High Income — total	5,635	5,818	5,215	5,420	5,635	5,215	13,540	5,012	5,860	5,399	5,399
Amount deferred	0	0	1,915	1,705	0	0	2,046	4,627	427	0	0
For funds with fiscal period ending December 31
Columbia Government Money Market — total	348	363	323	338	349	323	828	313	363	338	338
Amount deferred	0	0	129	101	0	0	124	313	0	0	0
Columbia Select Large-Cap Value — total	497	507	463	473	497	463	1,143	445	507	473	473
Amount deferred	0	0	185	142	0	0	172	445	0	0	0
Columbia Select Smaller-Cap Value — total	463	472	429	437	463	429	1,019	420	472	437	437
Amount deferred	0	0	172	131	0	0	153	420	0	0	0
Columbia Seligman Communications and Information — total	7,421	7,621	6,888	7,087	7,421	6,888	17,086	6,672	7,621	7,087	7,087
Amount deferred	0	0	2,755	2,126	0	0	2,563	6,672	0	0	0
RiverSource LaSalle Global Real Estate — total	31	32	29	30	31	29	71	28	32	29	29
Amount deferred	0	0	12	9	0	0	11	28	0	0	0
RiverSource LaSalle Monthly Dividend Real Estate — total	60	62	56	57	60	56	139	54	62	58	58
Amount deferred	0	0	22	17	0	0	21	54	0	0	0

Statement of Additional Information – Nov. 29, 2010	Page 185

	Aggregate Compensation from Fund
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Taunton- Rigby
Seligman Capital — total	$530	$545	$491	$507	$530	$491	$1,228	$476	$545	$507	$507
Amount deferred	0	0	197	152	0	0	184	476	0	0	0
Seligman Growth — total	1,806	1,825	1,672	1,690	1,806	1,672	3,803	1,654	1,825	1,690	1,690
Amount deferred	0	0	669	507	0	0	570	1,654	0	0	0

*	The Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the affiliated underlying funds in which each Fund-of-Funds invests.
(a)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

The funds, Columbia Management, unaffiliated and affiliated subadvisers, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b)of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Statement of Additional Information – Nov. 29, 2010	Page 186

Control Persons and Principal Holders of Securities

The following table identifies those investors who, as of 30 days after the end of the fund’s fiscal period, owned 5% or more of any class of a fund’s shares and those investors who owned 25% or more of a fund’s shares (all share classes taken together). Investors who own more than 25% of a fund’s shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 32. Control Persons and Principal Holders of Securities

As of 30 days after the end of the fund’s fiscal period:

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Funds with fiscal period ending January 31
Columbia Income Builder Fund	Charles Schwab & Co., Inc. (Charles Schwab) a brokerage firm in San Francisco, CA	Class A	24.34%	—
	Columbia Management Investment Advisers, LLC (Columbia Management), Minneapolis, MN	Class R4	100.00%	—
Columbia Income Builder Fund II	Charles Schwab	Class A	30.24%	26.31	%(a)
		Class R4	48.17%
	Columbia Management	Class R4	51.83%	—
Columbia Income Builder Fund III	Charles Schwab	Class A	30.62%	26.58	%(a)
		Class R4	74.05%
	Columbia Management	Class R4	25.95%	—
Columbia Portfolio Builder Aggressive	Wells Fargo Bank NA (Wells Fargo Bank), Minneapolis, MN	Class R4	52.43%	—
	Charles Schwab	Class R4	30.18%	—
	GWFS Equities Inc. (GWFS Equities), Greenwood Village, CO	Class R4	12.50%	—
Columbia Portfolio Builder	Charles Schwab	Class A	5.32%	—
Conservative		Class R4	20.85%
	Wells Fargo Bank	Class R4	59.72%	—
	Columbia Management	Class R4	13.92%	—
	GWFS Equities	Class R4	5.24%	—
Columbia Portfolio Builder	Charles Schwab	Class R4	54.79%	—
Moderate	Wells Fargo Bank	Class R4	32.25%	—
	MG Trust Company Cust. FBO Becker Tire & Treading, Inc., Denver, CO	Class R4	9.17%	—
Columbia Portfolio Builder	Charles Schwab	Class R4	73.17%	—
Moderate Aggressive	Fifth Third Bank TTEE, Cincinnati, OH	Class R4	11.66%	—
	MG Trust Company Cust. FBO Becker Tire & Treading, Inc., Denver, CO	Class R4	7.96%	—
	Wells Fargo Bank	Class R4	5.64%	—
Columbia Portfolio Builder	Charles Schwab	Class R4	57.77%	—
Moderate Conservative	Columbia Management	Class R4	30.33%	—
	Wells Fargo Bank	Class R4	11.90%	—
Columbia Portfolio Builder	Wells Fargo Bank	Class R4	52.82%	—
Total Equity	Charles Schwab	Class R4	43.75%	—

Statement of Additional Information – Nov. 29, 2010	Page 187

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
RiverSource S&P 500 Index	Charles Schwab	Class A	100.00%	35.16	%(a)
		Class Z	21.47%
	Wachovia Bank NA (Wachovia Bank), Charlotte, NC	Class Z	78.44%	64.76	%(a)
RiverSource Small Company Index	Charles Schwab	Class A	6.24%	—
		Class R4	5.65%
	Wachovia Bank	Class R4	80.56%	—
Funds with fiscal period ending March 31
Columbia Equity Value	Charles Schwab	Class A	5.37%	—
	Columbia Management	Class R	21.35%	—
		Class R5	100.00%	—
		Class W	100.00%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	17.81%	—
	Columbia Portfolio Builder Moderate Fund	Class I	25.96%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.71%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.55%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	17.70%	—
	MG Trust Company, FBO Alumaline Corp. of America, Denver, CO	Class R	71.11%	—
	Frontier Trust Company, FBO Aurora Packing Company 401K, Fargo, ND	Class R	7.54%	—
	John Hancock Life Insurance Company, Buffalo, NY	Class R4	74.65%	—
	Wachovia Bank	Class R3	96.49%	—
		Class R4	19.20%	—
RiverSource Precious Metals and Mining	Charles Schwab	Class A	12.26%	—
		Class R4	57.96%	—
	Columbia Management	Class I	100.00%	—
	Merrill Lynch Pierce Fenner & Smith (MLP Fenner & Smith), Jacksonville, FL	Class C	13.50%	—
	Frontier Trust Company, FBO Jacinto Medical Group PA 401K, Fargo, ND	Class R4	32.22%	—
	MG Trust Company, FBO Saddle Butte Operating, Denver, CO	Class R4	7.99%	—
Funds with fiscal period ending April 30
Columbia 120/20	Columbia Management	Class I	100.00%	—
Contrarian Equity		Class R5	100.00%

Statement of Additional Information – Nov. 29, 2010	Page 188

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Columbia Recovery	Columbia Management	Class R	24.00%	—
and Infrastructure		Class R3	100.00%
		Class R5	33.12%
	Columbia Portfolio Builder Aggressive	Class I	17.50%	—
	Columbia Portfolio Builder Moderate	Class I	26.33%	—
	Columbia Portfolio Builder Moderate Aggressive	Class I	29.60%	—
	Columbia Portfolio Builder Moderate Conservative	Class I	6.80%	—
	Columbia Portfolio Builder Total Equity	Class I	17.31%	—
	Charles Schwab	Class R5	66.86%	—
	Frontier Trust Company FBO Brian P. Sommer	Class R	75.00%	—
	American Enterprise Investment Services Inc. (American Enterprise Investment Services), Minneapolis, MN	Class R4	29.19%	—
	NFS LLC FEBO Cisco Systems Inc., Acton, MA	Class R4	5.96%	—
Columbia Retirement	Columbia Management	Class R	100.00%	—
Plus 2010		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%
	Wachovia Bank	Class Z	100.00%	63.98	%(a)
Columbia Retirement	Columbia Management	Class R	100.00%	—
Plus 2015		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%
	Wachovia Bank	Class Z	100.00%	76.23	%(a)
Columbia Retirement	Columbia Management	Class R3	100.00%	—
Plus 2020		Class R4	100.00%
		Class R5	100.00%
	David T. Matthiesen, Littleton, CO	Class A	8.38%	—
	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	80.49%	—
	Matrix Capital Bank MSCS (Matrix Capital), Denver, CO	Class R	14.86%	—
	Wachovia Bank	Class Z	100.00%	75.54	%(a)
Columbia Retirement	Columbia Management	Class R	16.35%	—
Plus 2025		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%
	Eric Taketa, Wailuku, Hi	Class A	8.10%	—
	Anthony D. and Rebecca H. Marken, Lexington, MA	Class A	5.78%	—
	Matrix Capital	Class R	83.64%	—
	Wachovia Bank	Class Z	100.00%	87.25	%(a)

Statement of Additional Information – Nov. 29, 2010	Page 189

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Columbia Retirement	Columbia Management	Class R	31.82%	—
Plus 2030		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%
	John C. Bukowski, Suffern, NY	Class A	10.12%	—
	Steven and Teresa Bockian, Orlando, FL	Class A	5.89%	—
	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	68.18%	—
	Wachovia Bank	Class Z	100.00%	87.56	%(a)
Columbia Retirement	Columbia Management	Class R	100.00%	—
Plus 2035		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%
	Gary L. and Karen L. Fournier, Vicksburg, MS	Class A	7.30%	—
	Richard and Stefanie A. Nelson, Hot Springs, SD	Class A	5.23%	—
	Wachovia Bank	Class Z	99.87%	89.55	%(a)
Columbia Retirement	Columbia Management	Class R	32.46%	—
Plus 2040		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%
	Matrix Capital	Class R	67.53%	—
	Wachovia Bank	Class Z	98.82%	86.36	%(a)
Columbia Retirement	Columbia Management	Class R	82.98%	—
Plus 2045		Class R3	100.00%
		Class R4	28.19%
		Class R5	100.00%
	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	17.02%	—
	Scottrade Inc. FBO Michael C. Davis, St. Louis, MO	Class R4	71.81%	—
	Wachovia Bank	Class Z	100.00%	88.66	%(a)
Funds with fiscal period ending May 31
Columbia High Yield Bond	MLP Fenner & Smith	Class C	14.76%	—
		Class R	69.10%
	Columbia Income Builder Fund	Class I	21.74%	—
	Columbia Income Builder Fund II	Class I	37.23%	—
	Columbia Income Builder Fund III	Class I	23.77%	—
	American Enterprise Investment Services	Class W	99.99%	—
	ING Life Insurance and Annuity (ING), Hartford, CT	Class R3	89.20%	—
		Class R4	93.78%
	Massachusetts Mutual	Class R3	6.29%	—
	US Bank National Association, Milwaukee, WI	Class R5	99.52%	—

Statement of Additional Information – Nov. 29, 2010	Page 190

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Columbia Multi-Advisor Small	Columbia Portfolio Builder Aggressive Fund	Class I	16.51%	—
Cap Value	Columbia Portfolio Builder Moderate Fund	Class I	30.26%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	33.96%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.68%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	8.91%	—
	Christa Fischer FBO Photo Systems Inc. 401K, Dexter, MI	Class R	5.94%	—
	Robert Guglielmo FBO Grid Electric Inc. 401K. Chester Springs, PA	Class R	5.16%	—
	Hartford Life Insurance Company (Hartford Life),	Class R	84.79%	—
	Weatogue, CT	Class R3	21.70%
	PIMS/Prudential Retirement, Boston, MA	Class R3	66.20%	—
	Reliance Trust Co. FBO VHFA, Atlanta, GA	Class R3	7.83%	—
	VRSCO FBO Pullman Regional Hospital, Houston, TX	Class R4	41.18%	—
	American Enterprise Investment Services	Class R4	30.00%	—
	Edward Dopkin FBO Classic Catering People Inc., Owings Mills, MD	Class R4	5.74%	—
	JP Morgan Chase Bank, Kansas City, MO	Class R5	99.94%	—
Columbia U.S. Government Mortgage	Columbia Income Builder Fund	Class I	25.69%	55.94	%(a)
	Columbia Income Builder Fund II	Class I	31.90%	—
	Columbia Income Builder Fund III	Class I	11.28%	—
	Columbia Portfolio Builder Moderate Fund	Class I	12.20%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.16%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.80%	—
	RiverSource Life Insurance Company, Minneapolis, MN	Class R4	12.12%	—
	MLP Fenner & Smith	Class C	5.25%	—
	Counsel Trust FBO Harvard Mgmt Solutions, Pittsburgh, PA	Class R4	30.76%	—
	American Enterprise Investment Services	Class R4	30.75%	—
	Frontier Trust Co. FBO URY & Moskow LLC, Fargo, ND	Class R4	17.70%	—

Statement of Additional Information – Nov. 29, 2010	Page 191

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
RiverSource Partners Fundamental Value	Columbia Portfolio Builder Aggressive Fund	Class I	17.66%	32.17	%(a)
	Columbia Portfolio Builder Moderate Fund	Class I	26.20%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.64%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.66%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	17.53%	—
	American Enterprise Investment Services	Class R4	83.80%	—
	Columbia Management	Class R4	5.73%	—
RiverSource Short Duration	Columbia Management	Class W	100.00%	—
U.S. Government	Columbia Portfolio Builder Conservative Fund	Class I	43.31%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	39.88%	—
	Columbia Portfolio Builder Moderate Fund	Class I	16.80%	—
	MLP Fenner & Smith	Class R	79.26%	—
	Frontier Trust Co. FBO North Alabama Insurance, Fargo, ND	Class R	7.93%	—
	Wachovia Bank	Class R4	98.92%	—
Funds with fiscal period ending June 30
Columbia Dividend	Columbia Management	Class R3	100.00%	—
Opportunity		Class W	100.00%	—
	Columbia Income Builder Fund	Class I	10.12%	—
	Columbia Income Builder Fund II	Class I	19.29%	—
	Columbia Income Builder Fund III	Class I	8.56%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	10.93%	—
	Columbia Portfolio Builder Moderate Fund	Class I	16.35%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.32%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	10.80%	—
	MLP Fenner & Smith	Class R	97.90%	—
	VRSCO FBO Hamilton Healthcare, Houston, TX	Class R4	64.38%	—
	American Enterprise Investment Services	Class R4	6.76%	—
	Securian Financial Services, St. Paul, MN	Class R5	38.12%	—
	Counsel Trust FBO Bennett Tueller Johnson & Deere, Pittsburgh, PA	Class R5	15.11%	—
	TD Ameritrade Trust Co., Denver CO	Class R5	13.55%	—
	Counsel Trust FBO Western Gynecological Clinic, Pittsburgh, PA	Class R5	12.04%	—
	Counsel Trust FBO Utah Woolen Mills Profit Sharing Plan, Pittsburgh, PA	Class R5	12.01%	—
	NFS LLC FEBO Sylvia C San Martin TTEE, St. Augustine, FL	Class R5	7.89%	—

Statement of Additional Information – Nov. 29, 2010	Page 192

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
RiverSource Real Estate	Columbia Management	Class R4	12.42%	68.41	%(a)
		Class W	100.00%
	Columbia Income Builder Fund II	Class I	13.28%	—
	Columbia Income Builder Fund III	Class I	10.48%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	9.81%	—
	Columbia Portfolio Builder Moderate Fund	Class I	23.04%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.72%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	8.24%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	8.21%	—
	American Enterprise Investment Services	Class R4	87.58%	—
For funds with fiscal period ending July 31
Columbia Floating Rate	Columbia Management	Class R5	100.00%	27.75	%(a)
		Class W	100.00%	—
	Columbia Income Builder Fund	Class I	12.28%	—
	Columbia Income Builder Fund II	Class I	35.22%	—
	Columbia Income Builder Fund III	Class I	21.95%	—
	Columbia Portfolio Builder Moderate Fund	Class I	12.95%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	9.21%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.17%	—
	Charles Schwab	Class A	6.52%	—
	MLP Fenner & Smith	Class C	9.19%	—
	American Enterprise Investment Services	Class R4	64.03	—
	NFS LLC FEBO American Trust & Svgs, Dubuque, IA	Class R4	7.31%	—
Columbia Income Opportunities	Columbia Portfolio Builder Aggressive Fund	Class I	5.58%	—
	Columbia Portfolio Builder Moderate Fund	Class I	39.73%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	22.91%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.80%	—
	Columbia Income Builder Fund II	Class I	6.41%	—
	MLP Fenner & Smith	Class B	6.32%	—
		Class C	8.83%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	7.78%	—
	American Enterprise Investment Services	Class R4	12.78%	—
	GWFS Equities	Class R4	84.82%	—

Statement of Additional Information – Nov. 29, 2010	Page 193

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Columbia Inflation Protected Securities	RiverSource Life Insurance Company, Minneapolis, MN	Class R4	13.62%	31.95	%(a)
	Columbia Income Builder Fund	Class I	9.81%	—
	Columbia Income Builder Fund II	Class I	9.74%	—
	Columbia Portfolio Builder Conservative Fund	Class I	10.06%	—
	Columbia Portfolio Builder Moderate Fund	Class I	28.92%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	16.65%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	13.74%	—
	Citigroup Global Markets, Owings Mills, MD	Class C	15.08%	—
	MLP Fenner & Smith	Class C	9.31%	—
		Class R	64.40%	—
	Frontier Trust Co. FBO Moen 401K, Fargo, ND	Class R	5.97%	—
	Frontier Trust Co. FBO B & L Corp. 401K, Fargo, ND	Class R	5.91%	—
	Frontier Trust Co. FBO C. Anthony Phillips Accountancy, Fargo, ND	Class R	5.91%	—
	Matrix Capital Bank MSCS, Denver, Co	Class R4	68.92%	—
	RiverSource Life Insurance Co.	Class R4	7.21%	—
	American Enterprise Investment Services Inc.	Class W	99.96%	—
Columbia Large Core Quantitative	Columbia Management	Class R	100.00%	—
	Disciplined Asset Allocation Moderate Fund	Class I	6.94%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	10.92%	—
	Columbia Portfolio Builder Moderate Fund	Class I	16.57%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.58%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	10.77%	—
	American Enterprise Investment Services	Class W	99.99%	—
	MLP Fenner & Smith	Class C	9.73%	—
		Class R	78.57%	—
	Wachovia Bank	Class R4	95.66%	—
		Class R5	99.91%	—
Columbia Limited Duration Credit	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Conservative Fund	Class I	38.30%	—
	Columbia Portfolio Builder Moderate Fund	Class I	13.20%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.60%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	35.57%	—
	MLP Fenner & Smith	Class C	9.58%	—
	American Enterprise Investment Services Inc.	Class R4	85.91%	—

Statement of Additional Information – Nov. 29, 2010	Page 194

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Columbia Money Market	Columbia Management	Class R	100.00%	—
	Columbia Income Builder Fund	Class I	35.70%	—
	Columbia Portfolio Builder Conservative Fund	Class I	52.27%	—
	Columbia Management	Class B	6.67%	—
	Columbia Management	Class C	28.62%	—
	Frontier Trust Co. FBO Mythics, Inc. 401K, Fargo, ND	Class R5	54.23%	—
	Frontier Trust Co. FBO Greatmats.com Corp., Fargo, ND	Class R5	30.29%	—
	Counsel Trust DBA MATC FBO Harvard Management Solutions 401K, Pittsburgh, PA	Class R5	5.67%	—
	American Enterprise Investment Services	Class W	99.99%	—
	Wachovia Bank	Class Y	99.67%	—
	Columbia Management	Class Z	99.97%	—
RiverSource Disciplined	Columbia Management	Class R4	82.91%	—
Small and Mid Cap Equity
	Disciplined Asset Allocation Aggressive Fund	Class I	7.82%	—
	Disciplined Asset Allocation Moderate Fund	Class I	22.13%	—
	Disciplined Asset Allocation Moderately Aggressive Fund	Class I	16.28%	—
	Disciplined Asset Allocation Moderately Conservative Fund	Class I	8.42%	—
	Columbia Retirement Plus Fund 2020	Class I	5.77%	—
	Columbia Retirement Plus Fund 2025	Class I	7.60%	—
	Columbia Retirement Plus Fund 2030	Class I	7.31%	—
	Columbia Retirement Plus Fund 2035	Class I	5.60%	—
	Brian C. Burghardt, Glendale, WI	Class B	6.39%	—
	Louiselle A. Pilegi, Agawam,MA	Class B	6.21%	—
	Jennifer Woolbright, Reston, VA	Class C	14.29%	—
	Carl L. and Vicki L. Ulepich, Frontenac, KS	Class C	10.98%	—
	Patrick J. and Edilia I. Powers, Forest Park, IL	Class C	9.95%	—
	Mary Caroline Walsh Murguia, San Antonio, TX	Class C	7.45%	—
	American Enterprise Investment Services	Class R4	17.09%	—
		Class W	99.99%	—

Statement of Additional Information – Nov. 29, 2010	Page 195

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
RiverSource Disciplined	Columbia Management	Class B	6.09%	91.93	%(a)
Small Cap Value		Class C	6.42%
		Class R	100.00%
		Class R3	67.31%
	Columbia Income Builder Fund	Class I	29.39%	—
	Columbia Income Builder Fund II	Class I	46.90%	—
	Columbia Income Builder Fund III	Class I	23.69%	—
	Eric B. and Lucilla Henderson, Lake Jackson, TX	Class B	9.49%	—
	Doris M. Tole, Pittsburgh, PA	Class B	9.21%	—
	Kenneth E. Farnen, Homer, AK	Class B	9.01%	—
	Marilyn A. and Gary F. Consorto, Vonore, TN	Class B	6.13%	—
	Donald R. Chmielewski, Isle, MN	Class B	5.65%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	20.08%	—
	Sanford A. Greentree, Westlake Vlg, CA	Class C	19.83%	—
	Jill Thompson, Moundsview, MN	Class C	9.29%	—
	Bea Vande Merwe, Salt Lake City, UT	Class C	9.07%	—
	Timothy E. Releford, New York, NY	Class C	8.66%	—
	Richard T. Castiano, Fort Myers, FL	Class C	7.81%	—
	MG Trust Company, Denver, CO	Class R3	32.69%	—
Funds with fiscal period ending August 31
Columbia Diversified Bond	Columbia Management	Class R3	93.14%	—
		Class W	100.00%
	American Enterprise Investment Services	Class W	99.99%	—
	Citigroup Global Markets, Owings Mills, MD	Class C	29.63%	—
	MLP Fenner & Smith	Class C	15.31%	—
		Class R	52.20%	—
	Columbia Portfolio Builder Conservative Fund	Class I	6.41%	—
	Columbia Portfolio Builder Moderate Fund	Class I	34.21%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	20.02%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	10.17%	—
	MG Trust Company, Denver, CO	Class R	15.70%	—
	Frontier Trust Co. FBO Thomas J. King, Fargo, ND	Class R	12.89%	—
	Wachovia Bank	Class R4	99.08%	—
	Patricks Plain,Easton, MD	Class R5	55.69%	—
	American Enterprise Investment Services	Class R5	39.90%	—
Columbia Minnesota Tax-Exempt	Leonard and Marion Hoppe, Graceville, MN	Class B	6.59%	—
	Richard J. and Mary H. Hill, St. Louis Park, MN	Class B	6.41%	—
	Lois Drontle, Eden Prairie, MN	Class B	5.20%	—

Statement of Additional Information – Nov. 29, 2010	Page 196

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
RiverSource California Tax-Exempt	First Clearing, LLC, Moss Family Trust, Descan SO, CA	Class A	11.83%	—
	ETrade Clearing LLC, Merrifield, VA	Class A	7.41%	—
	Sara L. Oswald, San Diego, CA	Class A	6.29%	—
	Kathleen Scopaz, San Clemente, CA	Class B	17.51%	—
	Angelo Bomio, Salinas, CA	Class B	12.52%	—
	Gerald L. and JoAnne Karels, Tulare, CA	Class B	8.89%	—
	Columbia Management	Class B	8.69%	—
	Miriam A. and Myrin C. Wilcox, Porterville, CA	Class B	6.15%	—
	Brian W. Robins, San Diego, CA	Class B	5.17%	—
	American Enterprise Investment Services	Class C	26.91%
	MLP Fenner & Smith	Class C	5.96%
RiverSource New York Tax-Exempt	Jeffrey B. Seller, New York, NY	Class A	7.67%	—
	American Enterprise Investment Service	Class A	6.28%	—
	MLP Fenner & Smith	Class B	25.97%	—
	Edward Ebler, Babylon, NY	Class B	15.14%	—
	Sharon Ganz, Forest Hills, NY	Class B	12.89%	—
	Vincent J. Solimine, Glen Cove, NY	Class B	7.80%	—
	Richard Clark, Somers, NY	Class B	5.11%	—
	Thomas W. and Susan M. Noonan, Clifton Park, Ny	Class C	43.74%	—
	Ena S. Ryan, Brooklyn, NY	Class C	22.49%	—
	Frederic I. Nelson, Oceanside, NY	Class C	16.15%	—
	Ottoviano Asarese, Buffalo, NY	Class C	15.07%	—
	Joseph P. and Cynthia A. Dowd, Wynantskill, NY	Class C	14.46%	—
	James H. Sisung, Staatsburg, NY	Class C	13.47%	—
	James R. And Kelly S. Betters, Leroy, NY	Class C	12.01%	—
	Arthur E. and Gertrude Kranz, S. Farmingdale, NY	Class C	11.76%	—
	Christopher Paul Pellegrini, Rye, NY	Class C	11.58%	—
	First Clearing LLC, St. Louis, MO	Class C	11.17%	—
	Melinda and James Coates, Rego Park, NY	Class C	10.19%	—
	Lauren M. Trotta, New York, NY	Class C	10.02%	—

Statement of Additional Information – Nov. 29, 2010	Page 197

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Funds with fiscal period ending September 30
Columbia Diversified Equity Income	Columbia Management	Class W	100.00%	—
		Class Z	12.25%
	RiverSource Portfolio Builder Aggressive Fund	Class I	17.43%	—
	RiverSource Portfolio Builder Moderate Fund	Class I	26.92%	—
	RiverSource Portfolio Builder Moderate Aggressive Fund	Class I	29.43%	—
	RiverSource Portfolio Builder Moderate Conservative Fund	Class I	6.85%	—
	RiverSource Portfolio Builder Total Equity Fund	Class I	16.94%	—
	Hartford Life	Class R	52.88%	—
	Hartford Securities Distribution Company Inc., Hartford, CT	Class R	14.58%	—
	GWFS Equities	Class R	11.46	—
		Class R3	74.33%	—
		Class R5	10.29%	—
	Wachovia Bank	Class R	14.96%	—
		Class R3	8.12%	—
		Class R4	28.86%	—
		Class R5	28.95%	—
	Tomorrow’s Scholar, Milwaukee, WI	Class R4	12.16%	—
	American Century Investments, Kansas City, MO	Class R4	6.47%	—
	ING	Class R4	13.39%	—
		Class R5	33.41%	—
	Ameriprise Trust Company	Class R5	8.09%	—
	Taynik & Co., Boston, MA	Class R5	7.37%	—
	Mercer Trust Company FBO Johnson Outdoors Inc., Norwood, MA	Class R5	7.26%	—
	Suchetha M. Prabhu, Essex Jct, VT	Class Z	87.75%	—
Columbia Large Growth Quantitative	Columbia Management	Class R	100.00%	30.62	%(a)
		Class R4	100.00%
	RiverSource Portfolio Builder Aggressive Fund	Class I	13.78%	—
	RiverSource Portfolio Builder Moderate Fund	Class I	21.24%	—
	RiverSource Portfolio Builder Moderate Aggressive Fund	Class I	23.27%	—
	RiverSource Portfolio Builder Moderate Conservative Fund	Class I	5.42%	—
	RiverSource Portfolio Builder Total Equity Fund	Class I	13.39%	—
	MLP Fenner & Smith	Class C	48.20%	—
	American Enterprise Investment Services Inc.	Class W	99.98%	—

Statement of Additional Information – Nov. 29, 2010	Page 198

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Columbia Large Value Quantitative	Columbia Management	Class C	8.02%	42.46	%(a)
		Class R	100.00%
		Class R4	55.13%
		Class Z	100.00%
	SSB and Trust Co., Boston, MA	Class I	45.24%	—
	RiverSource Income Builder Basic Income	Class I	7.88%	—
	RiverSource Income Builder Moderate Income	Class I	8.62%	—
	RiverSource Disciplined Asset Allocation Portfolio Moderate	Class I	8.25%	—
	RiverSource Disciplined Asset Allocation Portfolio Moderately Aggressive	Class I	5.74%	—
	American Enterprise Investment Services Inc.	Class W	99.98%	—
	Jay Hunter and Mary Sue Hyer, Winter Haven, FL	Class A	5.77%	—
	James Spirito, Hillsdale, NJ	Class B	14.43	—
	Theresa Strassburger, Albuquerque, NM	Class B	9.89%	—
	Richard W. and Robin O. Wagner, Oakland Park, IL	Class B	9.28%	—
	Kevin Heniff, Mokena, IL	Class B	9.05%	—
	Carolynn C. Heine, Crete, IL	Class B	6.77%	—
	Tristan Hotaling, Black Hawk, CO	Class C	20.37%	—
	Pershing LLC, Jersey City, NJ	Class C	19.10%	—
	Ramona A. Scarth Family Trust, Henderson, NV	Class C	8.02%	—
Columbia Mid Cap Value Opportunity	Columbia Management	Class W	100.00%	—
		Class Z	10.03%
	RiverSource Portfolio Builder Aggressive Fund	Class I	17.42%	—
	RiverSource Portfolio Builder Moderate Fund	Class I	26.90%	—
	RiverSource Portfolio Builder Moderate Aggressive Fund	Class I	29.45%	—
	RiverSource Portfolio Builder Moderate Conservative Fund	Class I	6.85%	—
	RiverSource Portfolio Builder Total Equity Fund	Class I	16.95%	—
	MLP Fenner & Smith	Class C	19.32%	—
	Hartford Life	Class R	78.27%	—
		Class R3	14.89%	—
	State Street Bank Cust FBO ADP Access, Boston, MA	Class R3	8.40%	—
	Wells Fargo Bank	Class R3	5.98%	—
	GWFS Equities	Class R3	43.17%	—
	Wachovia Bank	Class R4	17.63%	—
	ING	Class R4	17.69%	—
		Class R5	13.59%	—
	John Hancock Life Insurance Company, Buffalo, NY	Class R4	21.93%	—
	NFS LLC FEBO 401K Finops IC Funds, Covington, KY	Class R4	24.49%	—
	Wells Fargo Bank	Class R5	9.94%	—
	Standard Insurance Co.	Class R5	8.19%	—

Statement of Additional Information – Nov. 29, 2010	Page 199

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
	State Street Bank & Trust IRA Mary L. Kloser, Seeley Lake, MT	Class Z	89.97%	—
Columbia Strategic Allocation	Columbia Management	Class I	100.00%	—
		Class R	100.00%
		Class Z	100.00%
	American Enterprise Investment Services Inc.	Class R4	70.28%	—
RiverSource Balanced	Columbia Management	Class R	6.71%	—
		Class R5	28.03%
	MLP Fenner & Smith	Class C	7.45%	—
		Class R	77.01%
	Citigroup Global Markets	Class C	5.89%	—
	Frontier Trust Company FBO, B & L Corp. 401K, Fargo, ND	Class R	16.28%	—
	Wachovia Bank	Class R4	100.00%	—
	American Enterprise Investment Services Inc.	Class R5	67.64%	—
RiverSource Strategic Income Allocation Fund	Columbia Management	Class R	100.00%	—
	Patrick’s Plain	Class R5	97.99%	—
	American Enterprise Investment Services Inc.	Class R4	81.72%	—
Seligman California Municipal High Yield Series	Citigroup Global Markets	Class A	6.05%	—
		Class C	11.51%
	MLP Fenner & Smith	Class A	6.23%	—
		Class C	19.15%
	Morgan Stanley & Co. (Morgan Stanley), Jersey City, NJ	Class A	5.38%	—
		Class C	15.24%
	Christopher Ranch LLC, Gilroy, CA	Class C	11.14%	—
Seligman California Municipal Quality Series	MLP Fenner & Smith	Class C	67.74%	—
	Citigroup	Class C	5.52%	—
	Morgan Stanley	Class A	11.49%	—
	First Clearing LLC Alice Ogden Trust, Calle Real, CA	Class A	5.13%	—
Seligman Minnesota Municipal	Edward D. Jones & Co., Maryland H&S, MO	Class A	17.62%	—
	MLP Fenner & Smith	Class C	10.33%	—
	Citigroup	Class C	5.29%	—
	UBS Financial Services Inc. FBO Ethelyn C. Engel, Cold Spring, MN	Class C	7.40%	—
	Anne E. Brass, Anoka, MN	Class C	6.72%	—
Seligman National Municipal	Citigroup Global Markets	Class A	6.40%	—
		Class C	12.95%
	MLP Fenner & Smith	Class A	8.51%	—
	Edward D. Jones & Co. Maryland H&S, MO	Class C	6.30%	—

Statement of Additional Information – Nov. 29, 2010	Page 200

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Seligman New York Municipal	Citigroup Global Markets	Class C	5.97%	—
	MLP Fenner & Smith	Class C	22.86%	—
	RBC Capital Markets Corp. FBO James Grunebaum, Buffalo, NY	Class C	6.64%	—
Seligman TargETFund 2015	MLP Fenner & Smith	Class A	30.35%	—
		Class C	19.64%
		Class R	39.00%
	New York Life Trust Company (New York Life Trust Company), Parsippany, NY,	Class A	8.77%	—
	Frontier Trust Company FBO Andreini Bros. Inc. Empl. PS Plan, Fargo, ND	Class R	19.08%	—
	Frontier Trust Company FBO SGCGJ Retirement Plan, Fargo, ND	Class R	16.49%	—
	MG Trust Company FBO North Central University Inc. 401K, Fargo, ND	Class R	12.04%	—
	NFS LLC FEBO FMT Co Cust FBO Mark Stuart Shulman, Sudbury, MA	Class R5	79.44%	—
	Columbia Management	Class R5	19.63%	—
Seligman TargETFund 2025	Columbia Management	Class R5	95.76%	—
	MLP Fenner & Smith	Class A	37.10%	—
		Class C	40.11%
		Class R	82.05%
	New York Life Trust Company	Class A	8.71%	—
	Frontier Trust Company FBO SGCGJ Retirement Plan, Fargo, ND	Class R	10.68%	—
Seligman TargETFund 2035	Columbia Management	Class R5	94.33%	—
	MLP Fenner & Smith	Class A	36.36%	—
		Class C	45.27%
		Class R	41.20%
	Reliant Trust Co. FBO Finn Dixon & Herling 401K Plan, Atlanta, GA	Class A	32.83%	—
	New York Life Trust Company	Class A	10.86%	—
	First Clearing, LLC A/C James Drake, Westville, IN	Class C	8.27%	—
Seligman TargETFund 2045	Columbia Management	Class R5	44.79%	—
	MLP Fenner & Smith	Class A	45.62%	—
		Class C	67.45%
		Class R	73.46%
	New York Life Trust Company	Class A	14.55%	—
	Grove Resource Solutions Inc. 401K P/S Plan, Frederick, MD	Class A	8.76%	—
	Frontier Trust Company FBO Wamore, Inc. 401K Plan, Fargo, ND	Class R	15.08%	—
	American Enterprise Investment Services Inc.	Class R5	52.51%	—

Statement of Additional Information – Nov. 29, 2010	Page 201

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Seligman TargETFund Core	Columbia Management	Class R5	11.58%	—
	MLP Fenner & Smith	Class A	28.94%	—
		Class C	40.45%
		Class R	88.16%
	Frontier Trust Company FBO Wamore, Inc. 401K Plan, Fargo, ND	Class R	5.09%	—
	American Enterprise Investment Services Inc.	Class R5	87.88%	—
Funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	Columbia Management	Class R4	100.00%	—
		Class R5	100.00%
	Disciplined Asset Allocation Conservative Fund	Class I	7.69%	—
	Disciplined Asset Allocation Moderate Fund	Class I	7.28%	—
	Disciplined Asset Allocation Moderately Conservative Fund	Class I	7.76%	—
	Columbia Income Builder Fund	Class I	16.00%	—
	Columbia Income Builder Fund II	Class I	43.91%	—
	Columbia Income Builder Fund III	Class I	11.65%	—
	American Enterprise	Class W	99.91%	—
	Charles Schwab	Class A	60.74%	—
	MLP Fenner & Smith	Class C	9.32%	—
Columbia Emerging Markets Bond	Disciplined Asset Allocation Moderate Fund	Class I	5.28%	40.87	%(a)
	Columbia Income Builder Fund	Class I	11.78%	—
	Columbia Income Builder Fund II	Class I	42.49%	—
	Columbia Income Builder Fund III	Class I	23.71%
	Columbia Management	Class R4	44.59%	—
	American Enterprise Investment Services, Inc.	Class W	99.97%	—
	Charles Schwab	Class A	38.45%	—
		Class R4	27.29%
	Matrix Capital	Class R4	28.12%	—
	Morgan Stanley	Class A	12.85%	—
	First Clearing, LLC, Rochester, NY	Class C	7.58%	—
	Morgan Stanley	Class C	7.30%	—
	American Enterprise Investment Services, Inc.	Class C	6.12%	—

Statement of Additional Information – Nov. 29, 2010	Page 202

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Columbia Emerging Markets Opportunity	Columbia Portfolio Builder Aggressive Fund	Class I	18.43%	—
	Columbia Portfolio Builder Moderate Fund	Class I	25.71%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.55%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.51%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	18.78%	—
	Charles Schwab	Class A	13.50%	—
		Class R4	100.00%
	MLP Fenner & Smith	Class C	39.64%	—
		Class R	88.30%
	Columbia Management	Class R4	100.00%	—
	Patricks Plain LLC	Class R5	87.00%	—
Columbia European Equity	Columbia Management	Class I	100.00%	—
		Class R4	16.14%	—
	Charles Schwab	Class A	9.89%	—
	Marilyn O. Matthews, Pasadena, CA	Class C	5.48%	—
	MG Trust Company Cust. FBO Urologic Surgery, P.C. 401K, Denver, CO	Class R4	79.53%	—
Columbia Frontier	Columbia Management	Class R	9.37%	—
		Class R3	100.00%	—
		Class R4	51.23%	—
	Portfolio Builder Total Equity Fund	Class I	99.50%	—
	Charles Schwab	Class R4	48.77%	—
	MLP Fenner & Smith	Class A	9.02%	—
		Class C	21.88%
		Class R	63.03%
	Citigroup Global Markets	Class B	7.06%	—
	State Street Bank and Trust as Custodian, Miami, FL	Class B	5.48%	—
	Frontier Trust Company FBO	Class R	14.43%	—
	Frontier Trust Company FBO Financial Network Audit, LLC	Class R	6.59%	—
	Frontier Trust Company FBO C. Anthony Phillips Accountancy 401	Class R	6.18%	—
	Gramma Fisher Foundation (Gramma Fisher Foundation), Easton, MD	Class R5	67.75%	—
	Patricks Plain LLC	Class R5	29.23%	—

Statement of Additional Information – Nov. 29, 2010	Page 203

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Columbia Global Equity	Columbia Management	Class R	45.30%	—
		Class R3	100.00%
		Class R5	27.38%
		Class W	100.00%
	Columbia Portfolio Builder Aggressive Fund	Class I	13.68%	—
	Columbia Portfolio Builder Moderate Fund	Class I	29.50%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	35.14%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.43%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	11.65%	—
	Charles Schwab	Class A	10.22%	—
	MLP Fenner & Smith	Class C	7.39%	—
	Frontier Trust Company FBO C. Anthony Phillips Accountancy 401	Class R	18.43%	—
	Frontier Trust Company FBO EFK Moen 401K		11.56%	—
	Frontier Trust Company FBO Financial Network Audit, LLC		11.09%	—
	MG Trust Company Cust. FBO Applied Reliability Engineering, Denver, CO		10.24%	—
	Wachovia Bank	Class R4	95.89%	—
	American Enterprise Investment Services, Inc.	Class R5	72.62%	—
Columbia Global Bond	Columbia Portfolio Builder Aggressive Fund	Class I	7.10%	32.99	%(a)
	Columbia Portfolio Builder Conservative Fund	Class I	7.65%	—
	Columbia Portfolio Builder Moderate Fund	Class I	30.72%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	26.31%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	13.68%	—
	American Enterprise Investment Services, Inc.	Class W	99.95%	—
	Charles Schwab	Class A	12.28%	—
		Class R4	100.00%
Columbia Global	Columbia Management	Class C	6.99%	58.96	%(a)
Extended Alpha		Class I	100.00%
		Class R	100.00%
		Class R3	100.00%
		Class R4	12.01%
		Class R5	100.00%
	Charles Schwab	Class A	45.04%	—
		Class R4	87.99%
	American Enterprise Investment Services, Inc.	Class B	61.97%	—
	William F. and Naorma M. Paden, Yuba City, CA	Class C	21.81%	—
	Ronald J. Oberdick, Morristown, NJ	Class C	18.56%	—
	Pershing LLC, Jersey City, NJ	Class C	15.60%	—
	Michael Selig, Arlington, VA	Class C	10.77%	—
	Poonam and Pradeep Singh, McLean, VA	Class C	10.15%	—
	Jennifer S. Carter, Washington, D.C.	Class C	8.29%	—
	Jon Paul and Rachel Colquitt, Clifton, VA	Class C	7.83%	—

Statement of Additional Information – Nov. 29, 2010	Page 204

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Columbia Multi-Advisor	Charles Schwab	Class A	12.19%	—
International Value		Class R4	98.90%
	Columbia Portfolio Builder Aggressive Fund	Class I	17.99%	—
	Columbia Portfolio Builder Moderate Fund	Class I	25.11%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.76%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.30%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	18.41%	—
Columbia Seligman Global Technology	Columbia Management	Class R3	100.00%	—
		Class R5	100.00%
	Columbia Portfolio Builder Aggressive Fund	Class I	18.03%	—
	Columbia Portfolio Builder Moderate Fund	Class I	25.13%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.99%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.24%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	18.44%	—
	Charles Schwab	Class R4	93.18%	—
	MLP Fenner & Smith	Class A	8.81%	—
		Class B	10.15%
		Class C	20.21%
		Class R	12.22%
	Citigroup Global Markets	Class C	5.27%	—
	Hartford Life Insurance Co., Hartford, CT	Class R	73.45%	—
	Frontier Trust Company FBO Dearborn Mid West Conveyor	Class R	7.17%	—
RiverSource Disciplined	Columbia Management	Class R	100.00%	28.08	%(a)
International Equity		Class R3	100.00%
		Class R4	8.28%
		Class R5	100.00%
	Disciplined Asset Allocation Moderate Fund	Class I	11.85%	—
	Disciplined Asset Allocation Moderately Aggressive Fund	Class I	7.92%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	8.11%	—
	Columbia Portfolio Builder Moderate Fund	Class I	11.33%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	13.48%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	8.31%	—
	American Enterprise Investment Services, Inc.	Class W	99.98%	—
	Charles Schwab	Class A	10.66%	—
		Class R4	91.72%
	Daniel and Linda Miklovic, St. Louis, MO	Class C	6.39%	—

Statement of Additional Information – Nov. 29, 2010	Page 205

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
RiverSource Partners	Charles Schwab	Class A	10.95%	47.03	%(a)
International Select Growth		Class R4	82.52%
	New York Life Trust Company	Class R4	16.27%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	17.97%	—
	Columbia Portfolio Builder Moderate Fund	Class I	25.12%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.80%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.29%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	18.39%	—
	MLP Fenner & Smith	Class C	9.08%	—
	Frontier Trust Company FBO U.S. Tank Alliance, Inc.	Class R	38.15%	—
	Frontier Trust Company FBO B&L Corporation 401K	Class R	18.63%	—
	Frontier Trust Company FBO Financial Audit, LLC 401K	Class R	13.69%	—
	Frontier Trust Company FBO C. Anthony Phillips Accountants	Class R	8.86%	—
	MG Trust Company FBO Claudina A. Bonilla MD FCCP PA, Denver, CO	Class R	5.90%	—
	Patricks Plain LLC	Class R5	97.22%	—
RiverSource Partners International Small Cap	Columbia Portfolio Builder Aggressive Fund	Class I	17.83%	50.85	%(a)
	Columbia Portfolio Builder Moderate Fund	Class I	25.47%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.16%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.33%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	17.77%	—
	Charles Schwab	Class A	9.01%	—
		Class R4	11.78%
	Morgan Stanley	Class C	14.62%	—
	Taynik & Co., Boston, MA	Class R4	48.66%	—
	Massachusetts Mutual Life Insurance Co., Springfield, MA	Class R4	36.89%	—
Threadneedle Global Equity Income	Columbia Management	Class I	100.00%	—
		Class R	100.00%
		Class R3	100.00%
		Class R4	81.26%
		Class R5	100.00%
	Charles Schwab	Class A	16.66%	—
		Class R4	18.74%
	Michael A. And Mary N. Brockman, Fort Madison, IA	Class C	10.63%	—
	David L. and Diane M Cooper, Prescott, AZ	Class C	9.56%	—
	Janet K. Zimmer, Warsaw, IN	Class C	7.05%	—

Statement of Additional Information – Nov. 29, 2010	Page 206

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Threadneedle International Opportunity	Columbia Management	Class R	100.00%	28.96	%(a)
		Class R3	100.00%
		Class R5	100.00%
	Charles Schwab	Class A	7.77%	—
		Class R4	80.39%
	Matrix Capital	Class R4	19.61%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	18.02%	—
	Columbia Portfolio Builder Moderate Fund	Class I	25.06%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.80%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.27%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	18.42%	—
	Frontier Trust Company FBO Ed’s Supply Co.	Class R	20.34%	—
	Frontier Trust Company FBO Sales West Partners Inc. 401K	Class R	12.03%	—
	Frontier Trust Company FBO Horne Bros. Construction 401K	Class R	11.09%	—
	Frontier Trust Company FBO Kingchem, Inc. 401K	Class R	10.59%	—
	Frontier Trust Company FBO Natural Habitat Adventures	Class R	9.91%	—
	Frontier Trust Company FBO Tofel Employee 401K	Class R	9.72%	—
	Frontier Trust Company FBO Woburn Daily Times, Inc. 401K	Class R	9.04%	—
	Frontier Trust Company FBO Tremont Electric 401K	Class R	8.06%	—
Funds with fiscal period ending November 30
Columbia AMT-Free Tax- Exempt Bond	None	N/A	N/A	—
Columbia Mid Cap Growth Opportunity	Charles Schwab	Class A	7.03%	—
		Class R4	9.07%
	Columbia Portfolio Builder Aggressive Fund	Class I	16.45%	—
	Columbia Portfolio Builder Moderate Fund	Class I	27.43%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	31.54%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.84%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	15.38%	—
	MLP Fenner & Smith	Class C	6.87%	—
	Morgan Stanley	Class C	5.20%	—
	Wachovia Bank	Class R4	82.55%	—
	US Bank NA, Milwaukee, WI	Class R4	8.20%	—
RiverSource Intermediate Tax Exempt	Charles Schwab	Class A	8.06%	—
	First Clearing LLC, A/C T. J. Househmandzadeh, Cerritos, CA	Class C	5.36%	—

Statement of Additional Information – Nov. 29, 2010	Page 207

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
RiverSource Tax-Exempt High Income	None	N/A	N/A	—
Funds with fiscal period ending December 31
Columbia Government Money Market	Patricks Plain LLC	Class R5	96.68%	—
Columbia Select Large-Cap Value	Columbia Management	Class R3	100.00%	—
		Class R4	100.00%
	Columbia Portfolio Builder Aggressive	Class I	18.01%	—
	Columbia Portfolio Builder Moderate	Class I	25.60%	—
	Columbia Portfolio Builder Moderate Aggressive	Class I	29.73%	—
	Columbia Portfolio Builder Moderate Conservative	Class I	6.32%	—
	Columbia Portfolio Builder Total Equity	Class I	18.21%	—
	Morgan Stanley	Class A	52.66%	—
	New York Life Trust Company, Parsippany, NJ	Class A	7.89%	—
	MLP Fenner & Smith	Class B	9.78%	—
		Class C	30.39%
		Class R	79.31%
	Citigroup Global Markets	Class B	5.54%	—
		Class C	5.05%	—
	Gramma Fisher Foundation	Class R5	48.68%	—
	American Enterprise Investment Services	Class R5	41.42%	—
Columbia Select Smaller-Cap Value	Columbia Management	Class R3	100.00%	—
		Class R4	10.70%
	Columbia Portfolio Builder Aggressive	Class I	25.11%	—
	Columbia Portfolio Builder Total Equity	Class I	74.75%	—
	MLP Fenner & Smith	Class C	32.91%	—
		Class R	76.90%
	Charles Schwab	Class R4	89.30%	—
	Gramma Fisher Foundation	Class R5	51.12%	—
	Patricks Plain LLC	Class R5	35.29%	—

Statement of Additional Information – Nov. 29, 2010	Page 208

		Fund Shares
Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Seligman Communications and Information	Columbia Management	Class R3	35.45%	—
		Class R4	43.28%
	Columbia Portfolio Builder Aggressive	Class I	17.94%	—
	Columbia Portfolio Builder Moderate	Class I	25.55%	—
	Columbia Portfolio Builder Moderate Aggressive	Class I	29.87%	—
	Columbia Portfolio Builder Moderate Conservative	Class I	6.28%	—
	Columbia Portfolio Builder Total Equity	Class I	18.24%	—
	MLP Fenner & Smith	Class A	11.16%	—
		Class B	18.43%
		Class C	21.58%
		Class R	39.63%
	Citigroup Global Markets	Class A	5.15%	—
		Class B	7.46%
		Class C	6.95%
	Charles Schwab	Class A	6.57%	—
		Class R4	56.72%
	Morgan Stanley	Class B	5.30%	—
	Hartford Life Insurance Co., Hartford, CT	Class R	30.01%	—
	JPMorgan Chase Bank , New York, NY	Class R	7.48%	—
	Pershing LLC, Jersey City, NJ	Class R3	64.41%	—
RiverSource LaSalle Global Real Estate	Columbia Management	Class A	18.00%	46.18	%(a)
		Class R	5.78%
		Class R3	100.00%
		Class R4	85.27%
	Morgan Stanley	Class A	17.26%	—
	MLP Fenner & Smith	Class A	15.79%	—
		Class C	51.01%
		Class R	85.35%
	Columbia Portfolio Builder Aggressive	Class I	42.79%	—
	Columbia Portfolio Builder Total Equity	Class I	57.11%	—
	Frontier Trust Company FBO Valley Ford 401K, Fargo, ND	Class R	8.87%	—
	Scottrade Inc. FBO Jeffrey Powers IRA, Saint Louis, MO	Class R4	14.73%	—
	Gramma Fisher Foundation	Class R5	61.69%	—
	Patricks Plain LLC	Class R5	37.91%	—

Statement of Additional Information – Nov. 29, 2010	Page 209

		Fund Shares
Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
RiverSource LaSalle Monthly Dividend Real Estate	Columbia Management	Class R3	100.00%	—
		Class R4	38.39%
	Columbia Portfolio Builder Moderate Aggressive	Class I	99.62%	—
	MLP Fenner & Smith	Class A	13.25%	—
		Class B	22.58%
		Class C	50.85%
		Class R	87.25%
	Citigroup Global Markets	Class B	6.12%	—
		Class C	7.74%
	Scottrade Inc. FBO Kenny K. Fong, Saint Louis, MO	Class R4	61.61%	—
	Gramma Fisher Foundation	Class R5	61.08%	—
	Patricks Plain LLC	Class R5	36.74%	—
Seligman Capital	Columbia Management	Class R3	100.00%	—
		Class R4	100.00%
	Columbia Portfolio Builder Aggressive	Class I	36.94%	—
	Columbia Portfolio Builder Moderate Aggressive	Class I	7.86%	—
	Columbia Portfolio Builder Total Equity	Class I	55.15%	—
	MLP Fenner & Smith	Class B	10.68%	—
		Class C	26.29%
		Class R	71.60%
	Gramma Fisher Foundation	Class R5	56.11%	—
	Patricks Plain LLC	Class R5	40.66%	—
Seligman Growth	Columbia Management	Class R3	100.00%	—
	Columbia Portfolio Builder Aggressive	Class I	17.97%	—
	Columbia Portfolio Builder Moderate	Class I	25.53%	—
	Columbia Portfolio Builder Moderate Aggressive	Class I	29.84%	—
	Columbia Portfolio Builder Moderate Conservative	Class I	6.31%	—
	Columbia Portfolio Builder Total Equity	Class I	18.21%	—
	Ameriprise Trust Company	Class R4	91.71%	—
	Wachovia Bank	Class R4	7.61%	—
	MLP Fenner & Smith	Class C	9.80%	—
	Frontier Trust Company, Fargo, ND	Class R	70.27%	—
	MG Trust Company FBO Global Surveillance Associates, Denver, CO	Class R	6.60%	—
	Gramma Fisher Foundation	Class R5	85.93%	—
	American Enterprise Investment Services	Class R5	8.30%	—

(a)	Combination of all share classes of Columbia Management initial capital and affiliated funds-of-funds’ investments in Class I shares.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of affiliated funds in the Fund Family (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Columbia Management or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent Columbia Management, as manager of the funds-of-funds, may be deemed a

Statement of Additional Information – Nov. 29, 2010	Page 210

beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Columbia Management or an affiliate, represent more than 25% of a fund, Columbia Management and its affiliated companies may be deemed to control the fund.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the “Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Statement of Additional Information – Nov. 29, 2010	Page 211

Independent Registered Public Accounting Firm

For RiverSource and Threadneedle funds, the financial statements for the fiscal years ended on or after July 31, 2007, and for Seligman funds, the financial statements for the fiscal years ended on or after Sept. 30, 2009 contained in a fund’s Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds. For RiverSource funds, the financial statements for periods ended on or before June 30, 2007 were audited by other auditors. For Seligman funds, the financial statements for periods ended on or before Dec. 31, 2008 were audited by Deloitte & Touche LLP.

Statement of Additional Information – Nov. 29, 2010	Page 212

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings.

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Statement of Additional Information – Nov. 29, 2010	A-1

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings

Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements – their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings

Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

Statement of Additional Information – Nov. 29, 2010	A-2

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor’s Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Statement of Additional Information – Nov. 29, 2010	A-3

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The

Statement of Additional Information – Nov. 29, 2010	A-4

short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

Statement of Additional Information – Nov. 29, 2010	A-5

Appendix B

STATE TAX-EXEMPT FUNDS

STATE RISK FACTORS

The State Tax-Exempt Funds invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state’s tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund’s shares to change more than the values of funds’ shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state’s economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

Statement of Additional Information – Nov. 29, 2010	B-1

Appendix C

RiverSource S&P 500 Index Fund

ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Statement of Additional Information – Nov. 29, 2010	C-1

Appendix D

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund’s investment category in Table 1.

		Sales charge(a) as a percentage of:
Fund category	Total market value	Public offering price(b)	Net amount invested
	$0 – $49,999	5.75%	6.10%
	$50,000 – $ 99,999	4.50%	4.71%
	$100,000 – $ 249,999	3.50%	3.63%
Balanced, Equity, Fund-of-funds – equity*	$250,000 – $ 499,999	2.50%	2.56%
	$500,000 – $ 999,999	2.00%	2.04%
	$1,000,000 or more(c),(d)	0.00%	0.00%
	$0 – $ 49,999	4.75%	4.99%
	$50,000 – $ 99,999	4.25%	4.44%
Fund-of-funds – fixed income, State tax-	$100,000 – $ 249,999	3.50%	3.63%
exempt fixed income, Taxable fixed income,	$250,000 – $ 499,999	2.50%	2.56%
Tax-exempt fixed income	$500,000 – $ 999,999	2.00%	2.04%
	$1,000,000 or more(c),(d)	0.00%	0.00%
For Columbia Absolute Return Currency and	$0 – $ 99,999	3.00%	3.09%
Income Fund, Columbia Floating Rate Fund,	$100,000 – $ 249,999	2.50%	2.56%
Columbia Inflation Protected Securities Fund,	$250,000 – $ 499,999	2.00%	2.04%
Columbia Limited Duration Credit Fund,	$500,000 – $ 999,999	1.50%	1.52%
RiverSource Intermediate Tax-Exempt Fund	$1,000,000 or more(c),(d)	0.00%	0.00%
and RiverSource Short Duration U.S.
Government Fund

*	RiverSource S&P 500 Index Fund is not subject to a front-end sales change on Class A shares.
(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(b)	Purchase price includes the sales charge.
(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.
(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Statement of Additional Information – Nov. 29, 2010	D-1

Appendix E

Legacy Columbia Funds

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

ColumbiaSM Acorn® Fund

ColumbiaSM Acorn International®

ColumbiaSM Acorn International Select®

ColumbiaSM Acorn Select®

ColumbiaSM Acorn USA®

Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Blended Equity Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Conservative High Yield Fund

Columbia Contrarian Core Fund

Columbia Convertible Securities Fund

Columbia Core Bond Fund

Columbia Corporate Income Fund (formerly known as     Columbia Income Fund)

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Federal Securities Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Global Value Fund

Columbia Greater China Fund

Columbia High Income Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Growth Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia Liberty Fund

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Core Fund

Columbia Mid Cap Growth Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia Select Large Cap Growth Fund

Columbia Select Opportunities Fund

Columbia Select Small Cap Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Short-Intermediate Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

ColumbiaSM Thermostat Fund®

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia World Equity Fund

Statement of Additional Information – Nov. 29, 2010	E-1

Appendix F

Legacy RiverSource Funds

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)

Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Builder Fund II (formerly known as RiverSource Income Builder Moderate Income Fund)

Columbia Income Builder Fund III (formerly known as RiverSource Income Builder Enhanced Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)

Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)

Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive     Fund)

Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative     Fund)

Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)

Columbia Portfolio Builder Total Equity Fund (formerly known as RiverSource Portfolio Builder Total Equity Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)

Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)

Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)

Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)

Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)

Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)

Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)

Statement of Additional Information – Nov. 29, 2010	F-1

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information     Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

RiverSource Balanced Fund

RiverSource California Tax-Exempt Fund

RiverSource Disciplined International Equity Fund

RiverSource Disciplined Small and Mid Cap Equity Fund

RiverSource Disciplined Small Cap Value Fund

RiverSource Intermediate Tax-Exempt Fund

RiverSource LaSalle Global Real Estate Fund

RiverSource LaSalle Monthly Dividend Real Estate Fund

RiverSource New York Tax-Exempt Fund

RiverSource Partners Fundamental Value Fund

RiverSource Partners International Select Growth Fund

RiverSource Partners International Small Cap Fund

RiverSource Precious Metals and Mining Fund

RiverSource Real Estate Fund

RiverSource S&P 500 Index Fund

RiverSource Short Duration U.S. Government Fund

RiverSource Small Company Index Fund

RiverSource Strategic Income Allocation Fund

RiverSource Tax-Exempt High Income Fund

Seligman California Municipal High Yield Series

Seligman California Municipal Quality Series

Seligman Capital Fund, Inc.

Seligman Growth Fund, Inc.

Seligman Minnesota Municipal Class

Seligman National Municipal Class

Seligman New York Municipal Class

Seligman TargETFund 2015

Seligman TargETFund 2025

Seligman TargETFund 2035

Seligman TargETFund 2045

Seligman TargETFund Core

Threadneedle Global Equity Income Fund

Threadneedle International Opportunity Fund

S-6500 CR (11/10)

Statement of Additional Information – Nov. 29, 2010	F-2

Appendix B—Statement of Additional Information of Columbia Energy and Natural Resources Fund and Columbia Real Estate Equity Fund

B-1

COLUMBIA FUNDS SERIES TRUST I

CMG Ultra Short Term Bond Fund

Columbia Balanced Fund

Columbia Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Conservative High Yield Fund

Columbia Contrarian Core Fund

Columbia Corporate Income Fund

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Federal Securities Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia International Bond Fund

Columbia International Stock Fund

Columbia Large Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Select Large Cap Growth Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Value Fund I

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Technology Fund

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Supplement dated January 1, 2011

to the Statement of Additional Information dated January 1, 2011 (the “SAI”)

1)	Principal Holders

a) The paragraph following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS” is deleted and replaced in its entirety with the following:

As of the applicable date indicated below, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

b) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Principal Holder Ownership of the Funds with fiscal year ending March 31”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” is listed below.

c) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Principal Holder Ownership of the Funds with fiscal year ending May 31”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” is listed below.

d) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Principal Holder Ownership of the Funds with fiscal year ending June 30”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” is listed below.

e) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Principal Holder Ownership of the Funds with fiscal year ending July 31”

As of October 31, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” is listed below.

f) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Principal Holder Ownership of the Funds with fiscal year ending September 30”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” is listed below.

g) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Principal Holder Ownership of the Funds with fiscal year ending October 31”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” is listed below.

h) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Principal Holder Ownership of the Funds with fiscal year ending December 31”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” is listed below.

2)	Control Persons

a) The paragraph preceding the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Control Person Ownership of the Funds with fiscal year ending March 31” is deleted and replaced in its entirety with the following:

As of the applicable date indicated below, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

b) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Control Person Ownership of the Funds with fiscal year ending March 31”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below.

c) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Control Person Ownership of the Funds with fiscal year ending May 31”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below.

d) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Control Person Ownership of the Funds with fiscal year ending July 31”

As of October 31, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below.

e) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Control Person Ownership of the Funds with fiscal year ending September 30”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below.

f) The following sentence is added following the heading “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS–Control Person Ownership of the Funds with fiscal year ending December 31”

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below.

Shareholders should retain this supplement for future reference.

C-6517-1 A (12/10)

Columbia Management®

COLUMBIA FUNDS SERIES TRUST I STATEMENT OF ADDITIONAL INFORMATION January 1, 2011

Fund
CMG Ultra Short Term Bond Fund (CMGUX)
Columbia Balanced Fund
Class A: CBLAX	Class B: CBLBX	Class C: CBLCX	Class R: CBLRX
Class R4*: —	Class R5*: —	Class Z: CBALX
Columbia Bond Fund
Class A: CNDAX	Class B*: —	Class C: CNDCX	Class I: CBNIX
Class T*: —	Class W: CBDWX	Class Y: CBFYX	Class Z: UMMGX
Columbia Connecticut Tax-Exempt Fund
Class A: COCTX	Class B: CCTBX	Class C: CCTCX
Class Z: CCTZX
Columbia Conservative High Yield Fund
Class A: CHGAX	Class B: CHGBX	Class C: CHDCX	Class Y: CHYYX
Class Z: CMHYX
Columbia Contrarian Core Fund
Class A: LCCAX	Class B: LCCBX	Class C: LCCCX	Class I: CCCIX
Class R: CCCRX	Class R4*: —	Class T: SGIEX	Class W: CTRWX
Class Z: SMGIX
Columbia Corporate Income Fund
Class A: LIIAX	Class B: CIOBX	Class C: CIOCX	Class I: CPTIX
Class W: CPIWX	Class Z: SRINX
Columbia Dividend Income Fund
Class A: LBSAX	Class B: LBSBX	Class C: LBSCX	Class I: CDVIX
Class R: CDIRX	Class T: GEQAX	Class W: CDVWX	Class Z: GSFTX
Columbia Emerging Markets Fund
Class A: EEMAX	Class C: EEMCX	Class I: CEHIX	Class R: CEMRX
Class W: CEMWX	Class Z: UMEMX
Columbia Energy and Natural Resources Fund
Class A: EENAX	Class B*: —	Class C: EENCX	Class I: CERIX
Class R: CETRX	Class R4*: —	Class Z: UMESX
Columbia Federal Securities Fund
Class A: CFSAX	Class B: CFSOX	Class C: CFSCX	Class Z: LFSZX
Columbia Greater China Fund
Class A: NGCAX	Class B: NGCBX	Class C: NGCCX	Class Z: LNGZX
Columbia High Yield Municipal Fund
Class A: LHIAX	Class B: CHMBX	Class C: CHMCX	Class Z: SRHMX
Columbia High Yield Opportunity Fund
Class A: COLHX	Class B: COHBX	Class C: CHYCX	Class Z: LHYZX
Columbia Intermediate Bond Fund
Class A: LIBAX	Class B: LIBBX	Class C: LIBCX	Class I: CIMIX
Class R: CIBRX	Class W: CIBWX	Class Z: SRBFX
Columbia International Bond Fund
Class A: CNBAX	Class C: CNBCX	Class I: CIBIX	Class Z: CNBZX

C-6517 D (12/10)

Fund
Columbia International Stock Fund
Class A: CISAX	Class B: CISBX	Class C: CSKCX	Class Y: CSFYX
Class Z: CMISX
Columbia Large Cap Growth Fund
Class A: LEGAX	Class B: LEGBX	Class C: LEGCX	Class E: CLGEX
Class F: CLGFX	Class I: CLGIX	Class R: CGWRX	Class R4*: —
Class R5*: —	Class T: GAEGX	Class W: CLGWX	Class Y: CGFYX
Class Z: GEGTX
Columbia Mid Cap Growth Fund
Class A: CBSAX	Class B: CBSBX	Class C: CMCCX	Class I: CMTIX
Class R: CMGRX	Class R5*: —	Class T: CBSTX	Class W: CMRWX
Class Y: CMGYX	Class Z: CLSPX
Columbia Oregon Intermediate Municipal Bond Fund
Class A: COEAX	Class B: COEBX	Class C: CORCX	Class Z: CMBFX
Columbia Pacific/Asia Fund
Class A: CASAX	Class C: CASCX	Class I: CPCIX	Class Z: USPAX
Columbia Real Estate Equity Fund
Class A: CREAX	Class B: CREBX	Class C: CRECX	Class I: CREIX
Class R: CRSRX	Class R4*: —	Class R5*: —	Class W: CREWX
Class Z: CREEX
Columbia Select Large Cap Growth Fund
Class A: ELGAX	Class C: ELGCX	Class I: CSPIX	Class R: URLGX
Class W: CSLWX	Class Z: UMLGX
Columbia Small Cap Core Fund
Class A: LSMAX	Class B: LSMBX	Class C: LSMCX	Class I: CPOIX
Class T: SSCEX	Class W: CSCWX	Class Z: SMCEX
Columbia Small Cap Growth Fund I
Class A: CGOAX	Class B: CGOBX	Class C: CGOCX	Class I: CSWIX
Class R: CCRIX	Class Y: CSGYX	Class Z: CMSCX
Columbia Small Cap Value Fund I
Class A: CSMIX	Class B: CSSBX	Class C: CSSCX	Class I: CVUIX
Class R: CSVRX	Class Y: CSVYX	Class Z: CSCZX
Columbia Strategic Income Fund
Class A: COSIX	Class B: CLSBX	Class C: CLSCX	Class R: CSNRX
Class R4*: —	Class R5*: —	Class W: CTTWX	Class Z: LSIZX
Columbia Strategic Investor Fund
Class A: CSVAX	Class B: CSVBX	Class C: CSRCX	Class I: CEVIX
Class R: CSGRX	Class W: CTVWX	Class Y: CLSYX	Class Z: CSVFX
Columbia Technology Fund
Class A: CTCAX	Class B: CTCBX	Class C: CTHCX	Class Z: CMTFX
Columbia U.S. Treasury Index Fund
Class A: LUTAX	Class B: LUTBX	Class C: LUTCX	Class I: —
Class Z: IUTIX
Columbia Value and Restructuring Fund
Class A: EVRAX	Class C: EVRCX	Class I: CVRIX	Class R: URBIX
Class W: CVRWX	Class Z: UMBIX

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with a Fund’s current prospectus. Share classes marked with an “*” have not yet commenced operations as of the date of this SAI. The most recent annual report for each Fund, which includes the Fund’s audited financial statements for its most recent fiscal period, are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds website at www.columbiamanagement.com.

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiamanagement.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administrative Services Agreement	The administrative services agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Investment Advisers, LLC

Adviser	Columbia Management Investment Advisers, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

Balanced Fund	Columbia Balanced Fund

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

Bond Fund	Columbia Bond Fund

Brandes	Brandes Investment Partners, L.P.

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Adviser or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., including funds using the Columbia, RiverSource, Threadneedle and Seligman brands

Columbia Funds or Columbia Funds Family	The funds within the Columbia Funds Complex that used the Columbia brand prior to September 27, 2010, as listed on Appendix E hereto

Connecticut Tax-Exempt Fund	Columbia Connecticut Tax-Exempt Fund

Conservative High Yield Fund	Columbia Conservative High Yield Fund

Contrarian Core Fund	Columbia Contrarian Core Fund

Corporate Income Fund	Columbia Corporate Income Fund

Custodian or State Street	State Street Bank and Trust Company

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Distributor	Columbia Management Investment Distributors, Inc.

Dividend Income Fund	Columbia Dividend Income Fund

Emerging Markets Fund	Columbia Emerging Markets Fund

Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund

FDIC	Federal Deposit Insurance Corporation

Federal Securities Fund	Columbia Federal Securities Fund

FHLMC	The Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust.

GNMA	Government National Mortgage Association

Greater China Fund	Columbia Greater China Fund

High Yield Municipal Fund	Columbia High Yield Municipal Fund

High Yield Opportunity Fund	Columbia High Yield Opportunity Fund

Independent Trustee(s)	One or more of the Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Interested Trustee	A Trustee of the Board who is currently treated as an “interested person” (as defined in the 1940 Act) of the Funds

Intermediate Bond Fund	Columbia Intermediate Bond Fund

International Bond Fund	Columbia International Bond Fund

International Stock Fund	Columbia International Stock Fund

Investment Management Services Agreement	The investment management services agreement between the Trust, on behalf of the Funds, and the Adviser

IRS	United States Internal Revenue Service

Large Cap Growth Fund	Columbia Large Cap Growth Fund

LIBOR	London Interbank Offered Rate

Marsico	Marsico Capital Management, LLC

Mid Cap Growth Fund	Columbia Mid Cap Growth Fund

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Oregon Intermediate Municipal Bond Fund	Columbia Oregon Intermediate Municipal Bond Fund

Pacific/Asia Fund	Columbia Pacific/Asia Fund

Previous Administrator	Columbia Management Advisors, LLC

Previous Adviser	Columbia Management Advisors, LLC

Previous Distributor	Columbia Management Distributors, Inc.

Previous Transfer Agent	Columbia Management Services, Inc.

Real Estate Equity Fund	Columbia Real Estate Equity Fund

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Select Large Cap Growth Fund	Columbia Select Large Cap Growth Fund

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Small Cap Core Fund	Columbia Small Cap Core Fund

Small Cap Growth Fund I	Columbia Small Cap Growth Fund I

Small Cap Value Fund I	Columbia Small Cap Value Fund I

Strategic Income Fund	Columbia Strategic Income Fund

Strategic Investor Fund	Columbia Strategic Investor Fund

Technology Fund	Columbia Technology Fund

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trust	Columbia Funds Series Trust I, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

Ultra Short Term Bond Fund	CMG Ultra Short Term Bond Fund

U.S. Treasury Index Fund	Columbia U.S. Treasury Index Fund

Value and Restructuring Fund	Columbia Value and Restructuring Fund

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds currently include more than 100 mutual funds in major asset classes.

The Trust was organized as a Massachusetts business trust in 1987. On September 23, 2005, the Trust changed its name from Columbia Funds Trust IX to its current name. On October 13, 2003, the Trust changed its name from Liberty-Stein Roe Funds Municipal Trust to Columbia Funds Trust IX.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E. Funds and portfolios that historically bore the RiverSource, Seligman and Threadneedle brands, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F.

Funds with fiscal years ending March 31

Bond Fund, Emerging Markets Fund, Energy and Natural Resources Fund, Pacific/Asia Fund, Select Large Cap Growth Fund, and Value and Restructuring Fund

Each of Bond Fund, Emerging Markets Fund, Energy and Natural Resources Fund, Pacific/Asia Fund, Select Large Cap Growth Fund, and Value and Restructuring Fund represents a separate series of the Trust and is an open-end management investment company. Each of the Funds is a diversified fund, except Energy and Natural Resources Fund, which is a non-diversified Fund. Each of the Funds has a fiscal year end of March 31st.

On March 31, 2008, each of Bond Fund, Emerging Markets Fund, Energy and Natural Resources Fund, Pacific/Asia Fund, Select Large Cap Growth Fund, and Value and Restructuring Fund, together with the Columbia Blended Equity Fund, Columbia International Growth Fund, Columbia Mid Cap Core Fund, Columbia Select Opportunities Fund, Columbia Select Small Cap Fund, and Columbia Short-Intermediate Bond Fund, acquired all assets and assumed all liabilities of, respectively, the following funds, each of which is a series of Excelsior Funds Trust or Excelsior Funds, Inc., as applicable: Blended Equity Fund, Core Bond Fund, Emerging Markets Fund, Energy and Natural Resources Fund, International Fund, Mid Cap Core Fund, Pacific/Asia Fund, Large Cap Growth Fund, Equity Opportunities Fund, Small Cap Fund, Intermediate-Term Bond Fund and Value and Restructuring Fund (the Predecessor Funds), each a series of Excelsior Funds Trust or Excelsior Funds, Inc., as applicable. For periods prior to March 31, 2008, the performance and financial information shown for each Fund is the performance and financial information of the corresponding Predecessor Fund. The Funds commenced operations on March 31, 2008.

Bond Fund offers eight classes of shares; Emerging Markets Fund, Select Large Cap Growth Fund and Value and Restructuring Fund offer six classes of shares; Energy and Natural Resources Fund offers seven classes of shares; and Pacific/Asia Fund offers four classes of shares, each as described in Capital Stock and Other Securities.

Corporate Income Fund and Intermediate Bond Fund

Each of Corporate Income Fund and Intermediate Bond Fund represents a separate series of the Trust and is an open-end diversified management investment company. Each of the Funds has a fiscal year end of March 31st. Prior to March 27, 2006, each Fund was organized as a series of Columbia Funds Trust VIII, a Massachusetts business trust. The information provided for each Fund in this SAI for periods prior to March 27, 2006 relates to such predecessor fund. Corporate Income Fund commenced investment operations on March 5, 1986. Intermediate Bond Fund commenced investment operations on December 5, 1978.

Intermediate Bond Fund offers seven classes of shares, as described in Capital Stock and Other Securities. Prior to July 31, 2000, the Fund had a single class of shares. On July 14, 2000, the outstanding shares of the Fund were converted into Class S shares, and on July 31, 2000, the Fund commenced offering Class A shares. On February 1, 2002, the Fund commenced offering Class B and C shares. On July 29, 2002, the Fund’s Class S shares were redesignated as Class Z shares. On January 23, 2006, the Fund commenced offering Class R shares. Prior to September 12, 2002, the Fund invested all of its assets in the SR&F Intermediate Bond Portfolio as part of a master fund/feeder fund structure. Effective October 13, 2003, the Fund changed its name from Liberty Intermediate Bond Fund to its current name. Effective February 1, 2002, the Fund changed its name from Stein Roe Intermediate Bond Fund to Liberty Intermediate Bond Fund.

Corporate Income Fund offers six classes of shares, as described in Capital Stock and Other Securities. Prior to August 1, 2000, the Fund had a single class of shares. On that date, the outstanding shares of the Fund were converted into Class S shares, and the Fund commenced offering Class A shares. On July 15, 2002, the Fund added Class B and C shares, redesignated its Class S shares as Class Z shares, and changed its name from Stein Roe Income Fund to Liberty Income Fund. Prior to July 15, 2002, the Fund invested all of its assets in the SR&F Income Portfolio as part of a master fund/feeder fund structure. On October 13, 2003, the Fund changed its name from Liberty Income Fund to Income Fund. Effective September 27, 2010, the Fund changed its name from Income Fund to its current name.

U.S. Treasury Index Fund

U.S. Treasury Index Fund represents a series of the Trust and is an open-end diversified management investment company. U.S. Treasury Index Fund has a fiscal year end of March 31st. Prior to March 27, 2006, the Fund was organized as a series of Columbia Funds Trust V, a Massachusetts business trust. The information provided for U.S. Treasury Index Fund in this SAI for periods prior to March 27, 2006 relates to such predecessor fund. The predecessor fund commenced investment operations on June 4, 1991. The predecessor fund was the successor by reorganization to the Galaxy II U.S. Treasury Fund, a series of The Galaxy Fund II, a Massachusetts business trust organized on February 22, 1990. Class Z shares of the predecessor fund were issued in exchange for existing shares of the Galaxy II U.S. Treasury Fund. The reorganization occurred on November 25, 2002. All references to U.S. Treasury Index Fund prior to November 25, 2002 shall be deemed to refer to the Galaxy II U.S. Treasury Fund.

U.S. Treasury Index Fund offers five classes of shares, as described in “Capital Stock and Other Securities.” Effective October 13, 2003, U.S. Treasury Index Fund changed its name from Liberty U.S. Treasury Index Fund to its current name.

Funds with fiscal years ending May 31

High Yield Opportunity Fund, International Bond Fund and Strategic Income Fund

Each of High Yield Opportunity Fund, International Bond Fund and Strategic Income Fund represents a separate series of the Trust and is an open-end diversified management investment company, except for International Bond Fund, which is an open-end non-diversified management investment company. Each of the Funds has a fiscal year end of May 31st.

Prior to March 27, 2006 and September 26, 2005, respectively, High Yield Opportunity Fund and Strategic Income Fund were organized as a series of Columbia Funds Trust I, a Massachusetts business trust. The information provided for High Yield Opportunity Fund and Strategic Income Fund in this SAI for periods prior to March 27, 2006 and September 26, 2005, respectively, relates to the corresponding series of such predecessor trust.

High Yield Opportunity Fund offers four classes of shares, as described in Capital Stock and Other Securities. On October 21, 1971, High Yield Opportunity Fund commenced offering Class A shares. On June 8, 1992, High Yield Opportunity Fund commenced offering Class B shares. On January 15, 1996, High Yield

Opportunity Fund commenced offering Class C shares. On January 8, 1999, High Yield Opportunity Fund commenced offering Class Z shares. Effective October 13, 2003, High Yield Opportunity Fund changed its name from Liberty High Yield Securities Fund to its current name. Effective July 14, 2000, High Yield Opportunity Fund changed its name from Colonial High Yield Securities Fund to Liberty High Yield Securities Fund.

International Bond Fund offers four classes of shares, as described in Capital Stock and Other Securities. On December 1, 2008, International Bond Fund commenced offering Class A, C and Z shares.

Strategic Income Fund offers eight classes of shares, as described in Capital Stock and Other Securities. On April 22, 1977, Strategic Income Fund commenced offering Class A shares. On May 15, 1992, Strategic Income Fund commenced offering Class B shares. On July 1, 1997, Strategic Income Fund commenced offering Class C shares. On November 2, 1998, Strategic Income Fund commenced offering Class J shares. On June 12, 2009, Strategic Income Fund stopped accepting Class J share purchases. On July 27, 2009, Strategic Income Fund liquidated and terminated Class J shares. On January 29, 1999, Strategic Income Fund commenced offering Class Z shares.

Funds with fiscal years ending June 30

High Yield Municipal Fund and Small Cap Value Fund I

Each of High Yield Municipal Fund and Small Cap Value Fund I represents a separate series of the Trust and is an open-end diversified management investment company. Each of such Funds has a fiscal year end of June 30th.

High Yield Municipal Fund commenced investment operations on March 5, 1984. The Fund offers four classes of shares, as described in Capital Stock and Other Securities. Prior to August 1, 2000, the Fund had a single class of shares. On that date, the outstanding shares of the Fund were converted into Class S shares, and the Fund commenced offering Class A shares. On July 15, 2002, the Fund added Class B and Class C shares and redesignated Class S shares as Class Z shares. Also on July 15, 2002, the Fund changed its name from “Stein Roe High-Yield Municipals Fund” to “Liberty High Yield Municipal Fund” and the Fund’s Class A shares changed their name from “Liberty High Income Municipals Fund, Class A,” to Class A shares. The Fund invested all of its assets in SR&F High Yield Municipals Portfolio as part of a master fund/feeder fund structure through July 15, 2002. The Fund changed its name from “Liberty High Yield Municipal Fund” to its current name effective October 13, 2003.

Small Cap Value Fund I commenced operations on July 25, 1986. Small Cap Value Fund I was organized as a series of Columbia Funds Trust VI, a Massachusetts business trust, prior to its reorganization as a series of the Trust on March 27, 2006. The information provided for Small Cap Value Fund I in this SAI for periods prior to March 27, 2006 relates to Columbia Funds Trust VI.

Small Cap Value Fund I offers seven classes of shares, as described in Capital Stock and Other Securities. The Fund changed its name from “Colonial Small Stock Fund” to “Colonial Small-Cap Value Fund” on February 28, 1997, and from “Colonial Small-Cap Value Fund” to “Liberty Small-Cap Value Fund” on July 14, 2000. The Fund changed its name from “Liberty Small-Cap Value Fund” to “Columbia Small Cap Value Fund” on October 13, 2003. The Fund changed its name from “Columbia Small Cap Value Fund” to its current name effective October 10, 2005.

Fund with fiscal year ending July 31

Ultra Short Term Bond Fund

Ultra Short Term Bond Fund represents a separate series of the Trust and is an open-end diversified management investment company. The Fund has a fiscal year end of July 31st.

Ultra Short Term Bond Fund does not offer multiple share classes. Prior to November 23, 2009, CMG Ultra Short Term Bond Fund (the Predecessor Ultra Short Term Bond Fund) was organized as a separate portfolio of Columbia Funds Institutional Trust, a Massachusetts business trust (the Predecessor Institutional Trust). The information provided for Ultra Short Term Bond Fund in this SAI for periods prior to November 23, 2009 relates to the Predecessor Ultra Short Term Bond Fund; the information provided for the Trust in this SAI for periods prior to November 23, 2009 includes information for the Predecessor Institutional Trust to the extent it relates to Ultra Short Term Bond Fund. Prior to March 27, 2006, the Predecessor Ultra Short Term Bond Fund was organized as a separate portfolio of CMG Fund Trust (the Prior Predecessor Ultra Short Term Bond Fund), an Oregon business trust organized in 1989 (the Prior Predecessor Institutional Trust). The information provided for Ultra Short Term Bond Fund in this SAI for periods prior to March 27, 2006 relates to the Prior Predecessor Ultra Short Term Bond Fund; the information provided for the Trust in this SAI for periods prior to March 27, 2006 includes information for the Prior Predecessor Institutional Trust to the extent it relates to Ultra Short Term Bond Fund.

Funds with fiscal years ending August 31

Balanced Fund, Conservative High Yield Fund, Federal Securities Fund, Greater China Fund, International Stock Fund, Mid Cap Growth Fund, Oregon Intermediate Municipal Bond Fund, Small Cap Growth Fund I, Strategic Investor Fund, and Technology Fund.

Each of Balanced Fund, Conservative High Yield Fund, Federal Securities Fund, Greater China Fund, International Stock Fund, Mid Cap Growth Fund, Oregon Intermediate Municipal Bond Fund, Small Cap Growth Fund I, Strategic Investor Fund and Technology Fund represents a separate series of the Trust, is an open-end management investment company and has a fiscal year end of August 31st. Each of Balanced Fund, Conservative High Yield Fund, Federal Securities Fund, International Stock Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Strategic Investor Fund is a diversified series of the Trust. Technology Fund and Oregon Intermediate Municipal Bond Fund are operating as diversified series of the Trust. Greater China Fund is a non-diversified series of the Trust.

Prior to March 27, 2006, each Fund, except for Federal Securities Fund, Greater China Fund and International Stock Fund, was organized as an Oregon corporation. The information provided for these Funds in this SAI for periods prior to March 27, 2006 relates to the predecessor Oregon corporation funds. Prior to September 26, 2005, Federal Securities Fund was organized as a series of Columbia Funds Trust III. The information provided for the Federal Securities Fund for periods prior to September 26, 2005 relates to the corresponding series of Columbia Funds Trust III. Greater China Fund was organized as a series of Columbia Funds Trust II. The information provided for Greater China Fund in this SAI for periods prior to March 27, 2006 relates to the corresponding series of Columbia Funds Trust II. Prior to October 11, 2005, International Stock Fund was organized as an Oregon corporation. The information provided for International Stock Fund in this SAI for periods prior to October 11, 2005 relates to predecessor Oregon corporation fund.

Conservative High Yield Fund and International Stock Fund offer five classes of shares, Greater China Fund, Federal Securities Fund, Oregon Intermediate Municipal Bond Fund and Technology Fund offer four classes of shares, Balanced Fund and Small Cap Growth Fund I offer seven classes of shares, Mid Cap Growth Fund offers ten classes of shares and Strategic Investor Fund offers eight classes of shares, as described in Capital Stock and Other Securities.

Funds with fiscal years ending September 30

Contrarian Core Fund, Dividend Income Fund, Large Cap Growth Fund, and Small Cap Core Fund

Each of Contrarian Core Fund, Dividend Income Fund, Large Cap Growth Fund, and Small Cap Core Fund represents a separate series of the Trust and is an open-end diversified management investment company. Each of such Funds has a fiscal year end of September 30th.

Large Cap Growth Fund commenced operations on December 14, 1990 and Dividend Income Fund commenced operations on March 4, 1998. Contrarian Core Fund and Small Cap Core Fund commenced operations on December 14, 1992, as separate portfolios (collectively, the Predecessor Shawmut Funds) of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Funds were reorganized as new portfolios of the Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Funds offered and sold shares of beneficial interest that were similar to the Galaxy Fund’s Trust Shares and Retail A Shares. Contrarian Core Fund changed its name from Columbia Common Stock Fund to its current name on November 14, 2008.

Each Fund is the successor to a separate series of the Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 18, 2002, November 25, 2002 and December 9, 2002, the series of the Galaxy Fund to which the Funds succeeded were reorganized as separate series of the Liberty-Stein Roe Investment Trust. Class A shares of the Funds were issued in exchange for Prime A Shares of the predecessor series of the Galaxy Fund, Class B shares of the Funds were issued in exchange for Prime B Shares of the predecessor series of the Galaxy Fund, Class T shares of the Funds were issued in exchange for Retail A Shares of the predecessor series of the Galaxy Fund, Class G shares of the Funds were issued in exchange for Retail B Shares of the predecessor series of the Galaxy Fund and Class Z shares of the Funds were issued in exchange for Trust Shares of the predecessor series of the Galaxy Fund. (Prime A and Prime B Shares, Retail A and Retail B Shares and Trust Shares together are referred to herein as the Predecessor Classes). On August 8, 2007, Class G shares of the Funds were converted to Class T shares. Information provided with respect to each Fund for periods prior to such Fund’s inception relates to the predecessor series of the Galaxy Fund. Further, information provided with respect to each class of each Fund prior to such Fund’s inception relates to the Predecessor Classes of such class.

Contrarian Core Fund offers nine classes of shares; Dividend Income Fund offers eight classes of shares; Large Cap Growth Fund offers thirteen classes of shares; and Small Cap Core Fund offers seven classes of shares, each as described in Capital Stock and Other Securities.

Fund with fiscal year ending October 31

Connecticut Tax-Exempt Fund

Connecticut Tax-Exempt Fund represents a separate series of the Trust and is an open-end management investment company. Connecticut Tax-Exempt Fund is a “diversified” fund and has a fiscal year end of October 31st.

Connecticut Tax-Exempt Fund was originally organized as a series of another Massachusetts business trust prior to its reorganization as a series of the Trust. Connecticut Tax-Exempt Fund was reorganized as a series of the Trust on March 27, 2006 (the Tax-Exempt Fund Reorganization Date). Prior to March 27, 2006, Connecticut Tax-Exempt Fund was organized as a series of Columbia Funds Trust V. Connecticut Tax-Exempt Fund commenced investment operations on November 1, 1991. The information provided for Connecticut Tax-Exempt Fund in this SAI for periods prior to the Tax-Exempt Fund Reorganization Date relates to the predecessor funds of the same names. The trust of which Connecticut Tax-Exempt Fund was previously a series changed its name from Liberty Funds Trust V to Columbia Funds Trust V on October 13, 2003.

Connecticut Tax-Exempt Fund offers four classes of shares, as described in Capital Stock and Other Securities.

Fund with fiscal year ending December 31

Real Estate Equity Fund

Real Estate Equity Fund represents a series of the Trust and is an open-end non-diversified management investment company. In 2009, Real Estate Equity Fund changed its fiscal year end from August 31 to December 31.

Prior to March 27, 2006, Real Estate Equity Fund was organized as an Oregon corporation. The information provided for the Fund in this SAI for periods prior to March 27, 2006 relates to the predecessor Oregon corporation.

Real Estate Equity Fund offers nine classes of shares, as described in Capital Stock and Other Securities.

ABOUT THE FUNDS’ INVESTMENTS

The investment objectives, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Adviser and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Adviser and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2.	Purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3.	Purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

4.

With the exception of Real Estate Equity Fund, which will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry, purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry[a], provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions[b]; (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and (iii) under normal market conditions, Energy and Natural Resources Fund will invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the energy and other natural resources groups of industries[c];

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

7.	With the exception of Oregon Intermediate Municipal Bond Fund, Greater China Fund, Energy and Natural Resources Fund, International Bond Fund, Technology Fund and Real Estate Equity Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

8.	Greater China Fund may not, as a matter of fundamental policy, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 50% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

As a matter of fundamental policy, under normal circumstances, Connecticut Tax-Exempt Fund invests at least 80% of total assets in state bonds, subject to applicable state requirements.

[a]

In determining whether a purchase by Real Estate Equity Fund or Technology Fund would cause the Fund to have invested in accordance with this policy, the Adviser currently uses the Global Industry Classification Standard (GICS) produced by S&P and MSCI Inc. With respect to the Technology Fund restriction, the Adviser currently considers each information technology “sub-industry” identified in the GICS to represent a separate industry.

[b]

For purposes of determining whether International Bond Fund has invested 25% or more of the value of its total assets at the time of purchase in the securities of one or more issuers conducting their principal business activities in the same industry pursuant to fundamental investment policy (4) above, the Fund will consider each foreign government to be conducting its business activities in a separate industry, and will consider a security to have been issued by a foreign government if (i) the security is issued directly by such government, (ii) the security is issued by an agency, instrumentality or authority that is backed by the full faith and credit of such foreign government or (iii) the security is issued by an entity the assets and revenues of which the Adviser determines are not separate from such foreign government. The Fund generally will treat supranational entities as issuers separate and distinct from any foreign government, so long as such entities do not fall within the characteristics described in item (iii) above. If any other security is guaranteed as to payment of principal and/or interest by a foreign government, then the Fund will generally treat the guarantee as a separate security issued by such foreign government.

[c]

In determining whether Energy and Natural Resources Fund has invested at least 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the energy and other natural resources groups of industries, the Adviser currently uses the GICS produced by S&P and MSCI Inc. The Adviser currently considers companies in each of the indicated GICS industry groups to be within the energy and other natural resources groups of industries: (i) Energy, (ii) Utilities, and (iii) Materials, but limited to companies in the following GICS industries and sub-industries: the Chemicals industry (companies that primarily produce or distribute industrial and basic chemicals, including the Commodity Chemicals, Diversified Chemicals, Fertilizers & Agriculture Chemicals, Industrial Gases, and Specialty Chemicals sub-industries), the Metals & Mining industry (companies that primarily produce, process, extract, or distribute precious or basic metals or minerals, including the Aluminum, Diversified Metals & Mining, Gold, Precious Metals & Minerals, and Steel sub-industries), and the Paper & Forest Products industry (companies that primarily cultivate or manufacture timber or wood-related products or paper products, including the Forest Products and Paper Products sub-industries).

Non-Fundamental Investment Policies

Fund	May Not Invest more than 15% of its net assets in illiquid securities[a]	May not sell securities short[b]	May not purchase securities of other investment companies[c]	May not purchase securities of companies for purpose of exercising control[d]	Provides 60 day notice in connection with Rule 35d-1 changes[e]
Balanced Fund	✓		✓		✓
Bond Fund	✓		✓		✓
Connecticut Tax-Exempt Fund	✓	✓	✓		✓
Conservative High Yield Fund	✓		✓		✓
Contrarian Core Fund	✓	✓	✓		✓
Corporate Income Fund	✓	✓	✓		✓
Dividend Income Fund	✓	✓	✓	✓	✓
Emerging Markets Fund	✓		✓		✓
Energy and Natural Resources Fund	✓		✓		✓
Federal Securities Fund	✓		✓		✓
Greater China Fund	✓	✓	✓		✓
High Yield Municipal Fund	✓	✓	✓		✓
High Yield Opportunity Fund	✓	✓	✓		✓
Intermediate Bond Fund	✓	✓	✓		✓
International Bond Fund	✓	✓	✓		✓
International Stock Fund	✓		✓		✓
Large Cap Growth Fund	✓	✓	✓	✓	✓
Mid Cap Growth Fund	✓		✓		✓
Oregon Intermediate Municipal Bond Fund			✓		✓
Pacific/Asia Fund	✓		✓		✓
Real Estate Equity Fund	✓		✓		✓
Select Large Cap Growth Fund	✓		✓		✓
Small Cap Core Fund	✓	✓	✓		✓
Small Cap Growth Fund I	✓		✓		✓
Small Cap Value Fund I	✓	✓	✓		✓
Strategic Income Fund	✓	✓	✓		✓
Strategic Investor Fund	✓		✓
Technology Fund	✓		✓		✓
Ultra Short Term Bond Fund	✓	✓	✓		✓

Fund	May Not Invest more than 15% of its net assets in illiquid securities[a]	May not sell securities short[b]	May not purchase securities of other investment companies[c]	May not purchase securities of companies for purpose of exercising control[d]	Provides 60 day notice in connection with Rule 35d-1 changes[e]
U.S. Treasury Index Fund	✓	✓	✓		✓
Value and Restructuring Fund	✓		✓		✓

[a]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, invest more than 15% of their net assets in illiquid securities. “Illiquid Securities” is defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security.

[b]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

[c]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of one of these Funds are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

[d]	Funds with a check mark in this column may not, as a matter of non-fundamental policy, purchase securities of companies for the purpose of exercising control.
[e]

To the extent a Fund with a check mark in this column is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, such Fund has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies certain types of securities in which each Fund is permitted to invest, including certain types of securities that are described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent that a type of security identified below for a Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. Each Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Adviser or the Fund’s subadviser, if applicable: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective. See also About the Funds’ Investments – Permissible Investments and Related Risks – Money Market Instruments.

Permissible Fund Investments

Investment Type	Balanced Fund	Bond Fund	Connecticut Tax-Exempt Fund	Conservative High Yield Fund	Contrarian Core Fund	Corporate Income Fund	Dividend Income Fund
Asset-Backed Securities	✓	✓	✓	✓		✓
Bank Obligations
Domestic	✓	✓	✓	✓
Foreign	✓	✓	✓	✓
Common Stock	✓	✓	✓		✓		✓
Convertible Securities	✓	✓		✓	✓		✓
Corporate Debt Securities	✓	✓	✓	✓		✓	✓
Custody Receipts and Trust Certificates		✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓		✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓		✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓		✓
Foreign Currency Transactions	✓	✓		✓	✓		✓
Foreign Securities	✓	✓		✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓		✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓			✓	✓		✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓		✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓		✓
Municipal Securities	✓	✓	✓	✓		✓
Participation Interests	✓	✓		✓
Preferred Stock	✓	✓		✓	✓		✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓		✓	✓		✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓			✓	✓	✓
Standby Commitments		✓	✓			✓
Stripped Securities	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓		✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓

Investment Type	Emerging Markets Fund	Energy and Natural Resources Fund	Federal Securities Fund	Greater China Fund	High Yield Municipal Fund	High Yield Opportunity Fund	Intermediate Bond Fund	International Bond Fund	International Stock Fund
Asset-Backed Securities	✓	✓	✓		✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓			✓	✓		✓	✓
Foreign	✓	✓			✓	✓		✓	✓
Common Stock	✓	✓		✓		✓		✓	✓
Convertible Securities	✓	✓		✓		✓		✓	✓
Corporate Debt Securities	✓	✓	✓		✓	✓	✓	✓
Custody Receipts and Trust Certificates	✓	✓		✓		✓		✓	✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓		✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓			✓	✓	✓	✓
Foreign Currency Transactions	✓	✓		✓		✓		✓	✓
Foreign Securities	✓	✓		✓		✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓				✓		✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓	✓	✓		✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓			✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓		✓	✓	✓	✓
Municipal Securities	✓	✓			✓	✓	✓	✓
Participation Interests	✓	✓			✓	✓		✓
Preferred Stock	✓	✓		✓		✓		✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓		✓		✓		✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓		✓	✓	✓	✓
Standby Commitments	✓	✓	✓		✓	✓	✓	✓
Stripped Securities	✓	✓	✓			✓		✓
U.S. Government and Related Obligations	✓	✓	✓		✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓		✓	✓	✓		✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓

Investment Type	Large Cap Growth Fund	Mid Cap Growth Fund	Oregon Intermediate Municipal Bond Fund	Pacific/Asia Fund	Real Estate Equity Fund	Select Large Cap Growth Fund	Small Cap Core Fund
Asset-Backed Securities				✓		✓
Bank Obligations
Domestic		✓	✓	✓	✓	✓
Foreign		✓	✓	✓	✓	✓
Common Stock	✓	✓		✓	✓	✓	✓
Convertible Securities	✓	✓		✓	✓	✓	✓
Corporate Debt Securities			✓	✓		✓
Custody Receipts and Trust Certificates			✓	✓		✓
Derivatives
Index or Linked Securities (Structured Products)	✓			✓		✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓		✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls				✓		✓
Foreign Currency Transactions	✓	✓		✓	✓	✓	✓
Foreign Securities	✓	✓		✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)				✓		✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities			✓	✓		✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities				✓		✓
Municipal Securities			✓	✓		✓
Participation Interests				✓		✓
Preferred Stock	✓	✓		✓		✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓		✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓			✓		✓	✓
Standby Commitments				✓		✓
Stripped Securities				✓		✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓		✓	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓		✓	✓		✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓

Investment Type	Small Cap Growth Fund I	Small Cap Value Fund I	Strategic Income Fund	Strategic Investor Fund	Technology Fund	Ultra Short Term Bond Fund	U.S. Treasury Fund	Value and Restructuring Fund
Asset-Backed Securities		✓	✓			✓		✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓		✓
Foreign	✓	✓	✓	✓	✓	✓		✓
Common Stock	✓	✓	✓	✓	✓		✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓		✓
Corporate Debt Securities		✓	✓			✓		✓
Custody Receipts and Trust Certificates			✓					✓
Derivatives
Index or Linked Securities (Structured Products)		✓	✓					✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓		✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓		✓
Swap Agreements	✓	✓	✓	✓	✓	✓		✓
Dollar Rolls			✓			✓		✓
Foreign Currency Transactions	✓	✓	✓	✓	✓			✓
Foreign Securities	✓	✓	✓	✓	✓	✓		✓
Guaranteed Investment Contracts (Funding Arrangements)			✓					✓
Illiquid Securities	✓	✓	✓	✓	✓	✓		✓
Initial Public Offerings	✓	✓	✓	✓	✓	✓		✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities			✓					✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities			✓			✓		✓
Municipal Securities			✓					✓
Participation Interests			✓			✓		✓
Preferred Stock	✓	✓	✓	✓	✓		✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓			✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements		✓	✓					✓
Standby Commitments		✓	✓					✓
Stripped Securities			✓					✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓		✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions		✓	✓			✓		✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓		✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered

Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially. In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Adviser’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from

(call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Adviser will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. If a Fund invests in tax-exempt securities, it may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Adviser, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.

The successful use of a Fund’s options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Although a Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Foreign Stock Index Options. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in

Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Due to the potential for foreign withholding taxes, Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Adviser believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities.

Other risks of investing in foreign securities include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. Fixed income funds frequently invest in these types of offerings of debt securities. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by a fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Adviser to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Adviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities that concluded in December 2009. Although the U.S. Government has provided support to FNMA and FHLMC, there can be no assurances that it will support these and other government sponsored enterprises in the future.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Funds ordinarily purchase municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the applicable taxing authority will agree with this opinion. In the event, for example, the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

For more information about the key risks associated with investments in states, see Appendix D.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in- kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown of the auction process can occur. In the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other

“restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of a Fund’s rights) and exemptions thereto (which would permit a Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which a Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing a Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, a Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPS), can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is a new program that is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating-rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Adviser may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments – Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from or lend money to other funds in the Columbia Funds Family or any other registered investment company advised by the Adviser or its affiliates for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund’s successful use of short sales also will be subject to the ability of the Adviser to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, the Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans by a Fund are made pursuant to agreements that require that loans be secured continuously by collateral in cash. A Fund retains all or a portion of the income received on investment of cash collateral. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but the borrower typically will receive a portion of the income earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

A Fund typically invests the cash collateral it receives in connection with its securities lending program directly or indirectly in high quality, short-term investments. A Fund may invest some or all of such cash collateral in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by a Fund’s securities lending agent or its affiliates. The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and the Fund with respect to the management of such cash collateral.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund — Portfolio Turnover section in the prospectuses for that Fund.

In any particular year, market conditions may result in greater rates than are presently anticipated. The rate of a Fund’s turnover may vary significantly from time to time depending on the volatility of economic and market conditions.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders and to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Fund, on the other. These policies and procedures provide that a Fund’s portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Adviser and a Fund’s other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. The same policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Funds covered by this SAI. The Adviser also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

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For equity, convertible, balanced and asset allocation Columbia Funds, other than small cap and specialty Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately but no earlier than 15 calendar days after such month-end.

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For small cap and specialty Columbia Funds and those Columbia Funds that are sub-advised by Marsico and Brandes, subadvisers for certain Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately but no earlier than 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of portfolio holdings as of a calendar quarter-end is posted approximately but no earlier than 30 calendar days after such quarter-end.

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For money market funds, a complete list of fund portfolio holdings as of month-end are posted on the Columbia Funds’ website on a monthly basis, approximately five business days after such month-end. Commencing with the month-end holdings as of September 2010 and thereafter, such month-end holdings will be continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Additionally, as of September 2010 and thereafter, money market fund portfolio holdings information posted on the website will, at minimum, include with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

The Adviser makes publicly available information regarding certain Columbia Fund’s largest five to fifteen holdings, as a percent of the market value of the Columbia Funds’ portfolios as of a month-end. This holdings information is made publicly available through the website generally no earlier than fifteen (15) days following the month-end.

The Adviser may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds’ policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice. The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

The Columbia Funds, the Adviser and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Adviser; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Adviser and its affiliates, these service providers include each Columbia Fund’s subadviser(s) (if any), the Columbia Funds’ custodian, sub-custodians, independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Each Columbia Fund’s Board has adopted policies to ensure that the Columbia Fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (PHC). The PHC is comprised of members from the Adviser’s legal department, the Adviser’s compliance department, and the Columbia Funds’ President. The PHC has been authorized by each Columbia Fund’s Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment adviser, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the Columbia Fund’s President, Chief Compliance Officer or General Counsel or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Columbia Funds’ shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain money market funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Adviser’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Adviser’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Adviser’s specifications for use in the reconciliation process.	Daily

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
FactSet Research Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Adviser and Marsico, subadviser to certain Columbia Funds.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Adviser uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Institutional Shareholder Services (ISS)	None	Proxy voting administration and research on proxy matters utilized by MacKay Shields LLC, subadviser for certain Columbia Funds.	Daily

Cogent Consulting LLC	None	Utilized by Marsico, subadviser for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings it maintains on certain money market funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/ quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Barclays Point	None	Use for analytics including risk and attribution assessment.	Daily

Broadridge Financial Solutions, Inc.	None	Proxy voting and research utilized by Marsico, subadviser to certain Columbia Funds.	Daily

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico, subadviser for certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

Advent/AXP	None	Portfolio accounting system utilized by Marsico, subadviser to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Adviser.	Five days after quarter-end

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser and Investment Advisory Services

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Adviser) is the investment adviser and administrator of the Funds. The Adviser is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Adviser is located at 100 Federal Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Adviser), a wholly-owned subsidiary of Bank of America, was the Funds’ investment adviser and administrator.

Services Provided

Under the Investment Management Services Agreement, the Adviser has contracted to furnish each Fund with investment research and advice. For these services, each Fund pays a monthly fee to the Adviser based on the average of the daily closing value of the total net assets of a Fund for such month. Under the Investment Management Services Agreement, any liability of the Adviser to the Trust, a Fund and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties.

The Investment Management Services Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof, will continue in effect for two years from May 1, 2010 and thereafter will continue from year to year with respect to a Fund only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all compensation of the Trustees and officers of the Trust who are employees of the Adviser, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds (excluding those Columbia Funds that pay a Unified Fee, as defined below). Except to the extent expressly assumed by the Adviser and except to the extent required by law to be paid or reimbursed by the Adviser, the Adviser does not have a duty to pay any Fund operating expense incurred in the organization and operation of a Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders.

The Adviser, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Management Services Agreement.

Advisory Fee Rates Paid by the Funds

Each Fund pays the Adviser an annual fee for its investment advisory services, as set forth in the Investment Management Services Agreement, and as shown in the section entitled Fees and Expenses of the Fund – Annual Fund Operating Expenses in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. In return for the advisory fee described below, the Adviser has agreed to pay all of the operating costs and expenses of Ultra Short Term Bond Fund other than Independent Trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by Ultra Short Term Bond Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses. This fee is sometimes referred to herein as the “Unified Fee.” Any custody credits are applied to offset Fund expenses prior to determining the expenses the Adviser is required to bear; however, the Adviser bears any custodian overdraft charges. The Adviser also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Adviser receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

Fund	First $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Next $3 billion	In excess of $6 billion
Bond Fund	0.65%	0.35%	0.32%	0.29%	0.28%	0.27%
Contrarian Core Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%
Corporate Income Fund	0.42%	0.375%	0.37%	0.34%	0.33%	0.32%
Dividend Income Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%
Federal Securities Fund	0.53%	0.48%	0.45%	0.42%	0.41%	0.40%
Energy and Natural Resources Fund	0.60%	0.60%	0.52%	0.47%	0.45%	0.43%
Intermediate Bond Fund	0.35%	0.35%	0.30%	0.29%	0.28%	0.27%
International Stock Fund	0.87%	0.82%	0.77%	0.72%	0.70%	0.68%
Pacific/Asia Fund	0.75%	0.75%	0.67%	0.62%	0.57%	0.52%
Select Large Cap Growth Fund	0.75%	0.75%	0.52%	0.47%	0.45%	0.43%

Fund	All assets
Balanced Fund	0.50%
Oregon Intermediate Municipal Bond	0.50%
Real Estate Equity Fund	0.75%
Ultra Short Term Bond Fund	0.25%
U.S. Treasury Index Fund	0.10%

Fund	First $1 billion	Next $2 billion	In excess of $3 billion
Connecticut Tax-Exempt Fund	0.50%	0.45%	0.40%

Fund	First $500 million	Next $500 million	Next $500 million	In excess of $1.5 billion
Conservative High Yield Fund	0.60%	0.55%	0.52%	0.49%
High Yield Opportunity Fund	0.60%	0.55%	0.52%	0.49%
International Bond Fund	0.55%	0.50%	0.47%	0.44%
Mid Cap Growth Fund	0.82%	0.75%	0.72%	0.67%
Strategic Income Fund	0.60%	0.55%	0.52%	0.49%

Fund	First $750 million	Next $250 million	Next $500 million	Next $1.5 billion	Next $3 billion	In excess of $6 billion
Emerging Markets Fund	1.15%	1.00%	0.67%	0.62%	0.57%	0.52%

Fund	First $100 million	Next $100 million	In excess of $200 million
High Yield Municipal Fund	0.450%	0.425%	0.400%

Fund	First $200 million	Next $300 million	In excess of $500 million
Large Cap Growth Fund	0.700%	0.575%	0.450%

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	In excess of $2 billion
Small Cap Core Fund	0.75%	0.70%	0.65%	0.60%	0.55%

Fund	First $1 Billion	Next $500 Million	Next $1.5 Billion	Next $3 Billion	Over $6 Billion
Greater China Fund	0.95%	0.87%	0.82%	0.77%	0.72%

Fund	First $500 million	Next $500 million	In excess of $1 billion
Small Cap Growth Fund I	0.87%	0.82%	0.77%
Small Cap Value Fund I	0.80%	0.75%	0.70%
Strategic Investor Fund	0.60%	0.55%	0.50%
Technology Fund	0.87%	0.82%	0.77%

Fund	First $10 billion	In excess of $10 billion
Value and Restructuring Fund	0.60%	0.43%

Advisory Fees Paid by the Funds

The Adviser and the Previous Adviser received fees from the Funds for their services as reflected in the following charts, which show the advisory fees paid to and, as applicable, waived/reimbursed by the Adviser and the Previous Adviser, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year ended March 31, 2010*	Fiscal Year ended March 31, 2009*	Fiscal Year ended March 31, 2008*
Bond Fund
Advisory Fee Paid	$3,555,388	$3,357,269	$3,573,130
Amount Reimbursed	$1,762,911	$968,294	$981,002
Amount Waived	—	—	—
Corporate Income Fund
Advisory Fee Paid	$2,172,793	$2,165,208	$2,762,711
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Emerging Markets Fund
Advisory Fee Paid	$4,059,904	$6,822,851	$15,695,279
Amount Reimbursed	$133,614	$710,637	—
Amount Waived	—	—	—
Energy and Natural Resources Fund
Advisory Fee Paid	$3,382,995	$3,524,919	$4,061,431
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Intermediate Bond Fund
Advisory Fee Paid	$6,768,041	$7,167,840	$7,648,763
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Pacific/Asia Fund
Advisory Fee Paid	$219,007	$634,182	$1,872,501
Amount Reimbursed	$131,463	$37,003	—
Amount Waived	—	—	—
Select Large Cap Growth Fund
Advisory Fee Paid	$10,061,635	$7,032,799	$6,446,350
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

Fund	Fiscal Year ended March 31, 2010*	Fiscal Year ended March 31, 2009*	Fiscal Year ended March 31, 2008*
U.S. Treasury Index Fund
Advisory Fee Paid	$374,018	$360,167	$183,771
Amount Reimbursed	$659,969	$380,634	$163,118
Amount Waived	—	—	—
Value and Restructuring Fund
Advisory Fee Paid	$38,153,435	$45,997,660	$54,318,105
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

	Fiscal Year Ended May 31, 2010		Fiscal Year Ended May 31, 2009*	Fiscal Year Ended May 31, 2008*
Fund	Adviser	Previous Adviser
High Yield Opportunity Fund
Advisory Fee Paid	$167,714	$1,881,734	$1,848,657	$2,186,530
Amount Reimbursed	$57,327	$83,858	—	$19,549
Amount Waived	—	—	—	—
Strategic Income Fund
Advisory Fee Paid	$949,914	$10,224,619	$9,937,336	$10,213,556
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

	Fiscal Year Ended May 31, 2010		Fiscal Period Ended
Fund	Adviser	Previous Adviser	May 31, 2009*
International Bond Fund
Advisory Fee Paid	$7,487	$69,573	$20,485
Amount Reimbursed	$25,747	$124,507	$142,545
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

	Fiscal Year Ended June 30, 2010		Fiscal Year Ended June 30, 2009*	Fiscal Year Ended June 30, 2008*
Fund	Adviser	Previous Adviser
High Yield Municipal Fund
Advisory Fee Paid	$524,787	$2,361,306	$2,421,629	$3,036,689
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Value Fund I
Advisory Fee Paid	$1,883,799	$7,793,816	$6,138,109	$7,336,126
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

	Fiscal Year Ended July 31, 2010*		Fiscal Year Ended July 31, 2009*†	Fiscal Year Ended July 31, 2008*†
Fund	Adviser	Previous Adviser
Ultra Short Term Bond Fund
Advisory Fee Paid	$774,383	$1,643,829	$346,249	$304,921
Amount Reimbursed	$23,307	$59,090	$58,864	$88,572
Amount Waived	—	—	—	—

*	Ultra Short Term Bond Fund commenced operations as of November 23, 2009. All fees shown are the fees paid by the Predecessor Ultra Short Term Bond Fund, a series of Columbia Funds Institutional Trust.
†	All amounts were paid to or waived/reimbursed by the Previous Adviser.

	Fiscal Year Ended August 31, 2010		Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*
Fund	Adviser	Previous Adviser
Balanced Fund
Advisory Fee Paid	$516,594	$875,889	$884,961	$1,038,397
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Conservative High Yield Fund
Advisory Fee Paid	$1,138,490	$2,352,042	$2,918,130	$3,989,177
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Federal Securities Fund
Advisory Fee Paid	$1,015,843	$2,102,871	$3,446,020	$3,631,821
Amount Reimbursed	—	—	—	—
Amount Waived	$95,996	$235,142	$129,672	—
Greater China Fund
Advisory Fee Paid	$717,794	$1,561,766	$1,676,914	$3,149,033
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
International Stock Fund
Advisory Fee Paid	$1,245,668	$3,145,267	$4,361,396	$9,758,481
Amount Reimbursed	$129,175	$86,045	$83,891	—
Amount Waived	—	—	—	—
Mid Cap Growth Fund
Advisory Fee Paid	$2,977,727	$5,939,170	$7,193,675	$11,479,270
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Oregon Intermediate Municipal Bond
Advisory Fee Paid	$799,938	$1,515,769	$2,043,052	$1,933,585
Amount Reimbursed	$183,028	$329,008	$564,350	$393,368
Amount Waived	—	—	$—	$—
Small Cap Growth Fund I
Advisory Fee Paid	$2,371,009	$4,158,194	$3,216,309	$2,697,664
Amount Reimbursed	—	—	$109,017	—
Amount Waived	—	—	—	—
Strategic Investor Fund
Advisory Fee Paid	$1,486,665	$3,136,677	$4,131,661	$6,613,337
Amount Reimbursed	$407,410	$989,742	$1,606,165	$294,451
Amount Waived	—	—	—	—

	Fiscal Year Ended August 31, 2010		Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*
Fund	Adviser	Previous Adviser
Technology Fund
Advisory Fee Paid	$765,180	$1,638,839	$2,084,965	$3,420,420
Amount Reimbursed	$45,469	$—	$169,244	—
Amount Waived	$—	$—	$—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

	Fiscal Year Ended September 30, 2010[1]		Fiscal Year Ended September 30, 2009*	Fiscal Year Ended September 30, 2008*
Fund	Adviser	Previous Adviser
Contrarian Core Fund
Advisory Fee Paid	$1,604,740	$1,929,231	$2,110,310	$2,721,935
Amount Reimbursed	—	—	$318,233	$382,426
Amount Waived	$213,720	$71,834	—	—
Dividend Income Fund
Advisory Fee Paid	$5,934,956	$7,295,736	$8,227,244	$7,520,664
Amount Reimbursed	$410,787	$54,673	$791,034	$591,255
Amount Waived	—	—	—	—
Large Cap Growth Fund
Advisory Fee Paid	$2,643,515	$3,959,944	$5,877,711	$8,656,167
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Core Fund
Advisory Fee Paid	$1,882,144	$2,495,915	$3,382,545	$6,765,818
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.
[1]	Unaudited

Fund	Fiscal Year Ended October 31, 2009*	Fiscal Year Ended October 31, 2008*	Fiscal Year Ended October 31, 2007*
Connecticut Tax-Exempt Fund
Advisory Fee Paid	$462,542	$524,477	$588,869
Amount Reimbursed	$157,165	$160,592	$158,586
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

Fund	Fiscal Period Ended December 31, 2009*	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*	Fiscal Year Ended August 31, 2007*
Real Estate Equity Fund
Advisory Fee Paid	$686,031	$1,670,236	$2,487,144	$4,576,982
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Adviser who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Adviser who are responsible for the Funds are:

Portfolio Manager	Fund(s)
Leonard A. Aplet, CFA	Balanced Fund
Stephen D. Barbaro, CFA	Small Cap Value Fund I
Jason J. Callan	Federal Securities Fund
Robert B. Cameron	Emerging Markets Fund
Catherine Stienstra	Connecticut Tax-Exempt Fund
Richard A. Carter	Select Large Cap Growth Fund
Wayne M. Collette, CFA	Mid Cap Growth Fund Small Cap Growth Fund I Technology Fund
Fred Copper	International Stock Fund
Richard E. Dahlberg, CFA	Dividend Income Fund
Richard G. D’Auteuil	Small Cap Core Fund
Scott L. Davis	Dividend Income Fund
Peter R. Deininger	Large Cap Growth Fund
Chad H. Farrington, CFA	High Yield Municipal Fund
William Finan	U.S. Treasury Index Fund
Thomas M. Galvin, CFA	Select Large Cap Growth Fund
Emil A. Gjester	Strategic Investor Fund
Todd D. Herget	Select Large Cap Growth Fund
Jeffrey Hershey, CFA	Small Cap Core Fund
Tom Heuer	Federal Securities Fund
Guy C. Holbrook, IV, CFA	Ultra Short Term Bond Fund
Michael E. Hoover	Energy and Natural Resources Fund
Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	Emerging Markets Fund Greater China Fund Pacific/Asia Fund
Arthur J. Hurley, CFA	Real Estate Equity Fund
Orhan Imer, PhD, CFA	U.S. Treasury Index Fund
Jeremy Javidi, CFA	Small Cap Value Fund I
Brian Lavin, CFA	Balanced Fund Conservative High Yield Fund Corporate Income Fund High Yield Opportunity Fund Intermediate Bond Fund Strategic Income Fund
Lawrence W. Lin, CFA	Mid Cap Growth Fund Small Cap Growth Fund I
Colin J. Lundgren, CFA	Strategic Income Fund
Brian M. McGreevy	Oregon Intermediate Municipal Bond Fund
George J. Myers, CFA	Mid Cap Growth Fund Small Cap Growth Fund I
Brian D. Neigut	Mid Cap Growth Fund Small Cap Growth Fund I
Daisuke Nomoto, CMA (SAAJ)	Pacific/Asia Fund

Portfolio Manager	Fund(s)
Jonas Patrikson, CFA	Strategic Investor Fund
Carl W. Pappo, CFA	Bond Fund Corporate Income Fund Intermediate Bond
Nicholas Pifer, CFA	International Bond Fund
Jennifer Ponce de Leon	High Yield Opportunity Fund
Guy W. Pope, CFA	Balanced Fund Contrarian Core Fund Value and Restructuring Fund
Alexander D. Powers	Bond Fund Intermediate Bond Fund
J. Nicholas Smith, CFA	Value and Restructuring Fund
Ronald B. Stahl, CFA	Balanced Fund
Gene R. Tannuzzo, CFA	Strategic Income Fund
Mary-Ann Ward	Strategic Investor Fund
Michael T. Welter, CFA	Strategic Investor Fund
Mary K. Werler, CFA	Ultra Short Term Bond Fund
Dara J. White, CFA	Emerging Markets Fund
David J. Williams, CFA	Value and Restructuring Fund
John T. Wilson, CFA	Large Cap Growth Fund
Michael Zazzarino	Bond Fund Intermediate Bond Fund

Portfolio Manager(s) Information

The following table provides information about each Fund’s portfolio manager(s) as of the end of the Fund’s most recent fiscal year, or as indicated, the most recent practicable date including the number and amount of assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) managed.

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
For Funds with fiscal year ending March 31
Bond Fund	Carl W. Pappo, CFA	5 RICs 3 other accounts	$5.65 billion $850,000	None	None	(1)
	Alexander D. Powers	2 RICs 7 PIVs 17 other accounts	$2.79 billion $2.1 billion $1.1 billion	None	$10,001- $50,000[a] $1- 10,000[b]	(1)
	Michael Zazzarino	5 RICs 9 PIVs 9 other accounts	$4.193 billion $2.636 billion $192.2 million	None	None	(1)

Corporate Income Fund	Brian Lavin, CFA[1]	2 RICs 1 PIV 4 other accounts	$2.92 billion $9.56 million $766.77 million	None	None	(2)
	Carl W. Pappo, CFA	4 RICs 3 other accounts	$5.1 billion $850,000	None	None	(1)

Emerging Markets Fund	Robert B. Cameron	1 PIV 5 other accounts	$61.4 million $930,000	None	$1- $10,000[b]	(1)
	Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	7 RICs 4 PIVs 4 other accounts	$646.2 million $634.7 million $200,000	None	None	(1)
	Dara J. White, CFA	1 PIV 9 other accounts	$61.4 million $405,000	None	$1- $10,000[a] $10,001- $50,000[b]	(1)

Energy and Natural Resources Fund	Michael E. Hoover	3 PIVs 3 other accounts	$689.7 million $741,342	None	None	(1)

Intermediate Bond Fund	Brian Lavin, CFA[1]	2 RICs 1 PIV 4 other accounts	$2.92 billion $9.56 million $766.77 million	None	None	(2)
	Carl W. Pappo, CFA	4 RICs 3 other accounts	$3.45 billion $850,000	None	$50,001- $100,000[a]	(1)
	Alexander D. Powers	3 RICs 7 PIVs 17 other accounts	$3.4 billion $2.1 billion $1.1 billion	None	None	(1)
	Michael Zazzarino	5 RICs 9 PIVs 9 other accounts	$2.61 billion $2.64 billion $192.2 million	None	None	(1)

Pacific/Asia Fund	Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	7 RICs 4 PIVs 4 other accounts	$1.02 billion $634.7 million $200,000	None	None	(1)
	Daisuke Nomoto, CMA (SAAJ)	4 RICs 3 PIVs 2 other accounts	$490.8 million $578.7 million $200,000	None	None	(1)

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
Select Large Cap Growth Fund	Richard A. Carter	1 RIC 1 PIV 2,389 other accounts	$4 million $43 million $1.5 billion	1 Other ($175 M)	$50,001- $100,000[a] $1- $10,000[b]	(1)
	Thomas M. Galvin, CFA	1 RIC 1 PIV 2,389 other accounts	$4 million $43 million $1.5 billion	1 Other ($175 M)	Over $1,000,000	(1)
	Todd D. Herget	1 PIV 2,389 other accounts	$43 million $1.5 billion	1 Other ($175 M)	$50,001- $100,000[a]	(1)

U.S. Treasury Index Fund	William Finan	5 other accounts	$1 million	None	None	(1)
	Orhan Imer, PhD, CFA	6 other accounts	$150,000	None	None	(1)

Value and Restructuring Fund	Guy W. Pope, CFA	5 RICs 1,927 other accounts	$1.76 billion $2.29 billion	None	$1- $10,000[a] $1- $10,000[b]	(1)
	J. Nicholas Smith, CFA	3 RICs 1,883 other accounts	$924.6 million $2.01 billion	None	$10,001- $50,000[a]	(1)
	David J. Williams, CFA	3 RICs 1,919 other accounts	$924.6 million $2.08 billion	None	$100,001- $500,000[a]	(1)

For Funds with fiscal year ending May 31
High Yield Opportunity Fund	Brian Lavin, CFA	12 RICs 1 PIV 3 other accounts	$10.312 billion $9.331 million $683.335 million	None	None	(2)
	Jennifer Ponce de Leon	12 RICs 1 PIV 27 other accounts	$17.640 billion $9.331 million $4.578 million	None	None	(2)

International Bond Fund	Nicholas Pifer, CFA[2]	5 RICs 4 PIV 17 other accounts	$5.05 billion $113.33 million $4.62 billion	None	None	(2)

Strategic Income Fund	Brian Lavin, CFA	12 RICs 1 PIV 3 other accounts	$8.61 billion $9.331 million $683.335 million	None	None	(2)
	Colin J. Lundgren, CFA	21 RICs 9 other accounts	$40.761 billion $274.15 million	2 RICs ($527.4 M)	None	(2)
	Gene R. Tannuzzo, CFA	10 RICs 2 other accounts	$25.657 billion $0.08 million	None		(2)

For Funds with fiscal year ending June 30
High Yield Municipal Fund	Chad H. Farrington	8 other accounts	$194,000	None	$1-$10,000[b]	(1)

Small Cap Value Fund I	Stephen D. Barbaro, CFA	5 RICs 1 PIV 13 other accounts	$433 million $30 million $57 million	None	$1- $10,000[a] $10,001 - $50,000[b]	(1)
	Jeremy Javidi, CFA	5 RICs 1 PIV 14 other accounts	$433 million $30 million $54 million	None	$100,001- $500,000[a] $1 - $10,000[b]	(1)

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)

For Funds with fiscal year ending July 31
Ultra Short Term Bond Fund	Guy C. Holbrook, IV, CFA	10 other accounts	$20.5 million	None	None	(1)
	Mary K. Werler, CFA	8 other accounts	$132.7 million	None	None	(1)

For Funds with fiscal year ending August 31
Balanced Fund	Leonard A. Aplet, CFA	10 RICs 8 PIVs 85 other accounts	$2.8 billion $3.555 billion $10.9 billion	None	$10,001 - $50,000 [a]	(1)
	Brian Lavin, CFA	12 RICs 1 PIV 3 other accounts	$9.907 billion $10.48 million $684.84 million	None	None	(2)
	Guy W. Pope, CFA	4 RICs 1,825 other accounts	$6.976 billion $1.007 billion	None	$100,001 - $500,000 [a]	(1)
	Ronald B. Stahl, CFA	10 RICs 6 PIVs 53 other accounts	$2.8 billion $785.7 million $3.879 billion	None	$10,001 - $50,000 [a]	(1)

Conservative High Yield Fund	Brian Lavin, CFA	12 RICs 1 PIV 3 other accounts	$9.448 billion $10.48 million $684.84 million	None	None	(2)

Federal Securities Fund	Jason J. Callan	2 RICs 1 PIVs 3 other accounts	$320.25 million $637.67 million $415,440	None	None	(2)
	Tom Heuer, CFA	2 RICs 1 PIVs 2 other accounts	$320.25 million $637.67 million $312,074	None	None	(2)

Greater China Fund	Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	2 RICs 2 PIVs 4 other accounts	$399.7 million $83.7 million $300,000	None	$10,001 -$50,000 [a]	(1)

International Stock Fund	Fred Copper, CFA	10 RICs 2 PIVs 23 other accounts	$1.5 billion $514.2 million $61.8 million	None	$1-$10,000[b]	(1)

Mid Cap Growth Fund	Wayne M. Collette, CFA	9 RICs 2 PIVs 191 other accounts	$1.5 billion $168.61 million $240 million	None	$10,001 - $50,000[b]	(1)
	Lawrence W. Lin, CFA	7 RICs 2 PIVs 184 other accounts	$1.178 billion $168.61 million $178.61 million	None	$1- $10,000	(1)
	George J. Myers, CFA	7 RICs 2 PIVs 182 other accounts	$1.178 billion $168.61 million $178.6 million	None	$10,001 - $50,000 [a] $10,001 - $50,000 [b]	(1)
	Brian D. Neigut	7 RICs 2 PIVs 184 other accounts	$1.178 billion $168.61 million $178.61 million	None	$1 - $10,000[a] $1 - $10,000[b]	(1)

Oregon Intermediate Municipal Bond Fund	Brian M. McGreevy	6 RICs 7 other accounts	$3.7 billion $640.37 million	None	None	(1)

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
Small Cap Growth Fund I	Wayne M. Collette, CFA	9 RICs 2 PIVs 191 other accounts	$1.8 billion $168.61 million $240 million	None	$10,001 - $50,000[b]	(1)
	Lawrence W. Lin, CFA	7 RICs 2 PIVs 184 other accounts	$1.479 billion $168.61 million $178.8 million	None	$1- $10,000	(1)
	George J. Myers, CFA	7 RICs 2 PIVs 182 other accounts	$1.479 billion $168.61 million $178.61 million	None	$10,001 - $50,000 [a] $10,001 - $50,000 [b]	(1)
	Brian D. Neigut	7 RICs 2 PIVs 184 other accounts	$1.479 billion $168.61 million $178.61 million	None	$1 - $10,000[a] $1 - $10,000[b]	(1)
Strategic Investor Fund	Emil A. Gjester	1 RIC 1 PIV 289 other accounts	$89.65 million $201.32 million $220.38 million	None	$100,001 - $500,000 [a] $10,001 - $50,000 [b]	(1)
	Jonas Patrikson, CFA	1 RIC 1 PIV 282 other accounts	$89.648 million $201.32 million $220.22 million	None	$1- $10,000[a] $1-$10,000[b]	(1)
	Mary-Ann Ward	1 RIC 1 PIV 293 other accounts	$89.65 million $201.32 million $227.68 million	None	None	(1)
	Michael T. Welter, CFA	1 RIC 1 PIV 283 other accounts	89.65 billion $201.3 million $220.6 million	None	$50,001- $100,000[a] $1 - $10,000[b]	(1)
For Funds with fiscal year ending September 30
Contrarian Core Fund	Guy W. Pope, CFA	4 RICs 1,823 other accounts	$7.16 billion $1.03 billion	None	$100,001- $500,000	(1)
Dividend Income Fund	Richard E. Dahlberg, CFA	1 RIC 1 PIV 80 other accounts	$50.0 million $240.0 million $1.1 billion	None	$100,001- $500,000[a] $100,001- $500,000[b]	(1)
	Scott L. Davis	1 RIC 1 PIV 72 other accounts	$50.0 million $240.0 million $1.1 billion	None	$100,001- $500,000[a] $50,001- $100,000[a] $100,001- $500,000[b]	(1)
Large Cap Growth Fund	Peter R. Deininger	6 RICs 1 PIV 11 other accounts	$2.0 billion $260 million $275 million	None	None	(1)
Large Cap Growth Fund	John T. Wilson CFA	6 RICs 1 PIV 14 other accounts	$2.0 billion $260 million $275 million	None	$500,000-$1,000,000	(1)
Small Cap Core Fund	Richard D’Auteuil	1 PIV 19 other accounts	$163.90 million $771.37 million	None	$100,001- $500,000[a]	(1)
	Jeffrey Hershey, CFA	1 PIV 15 other accounts	$163.62 million $768.62 million	None	None	(1)
For the Fund with fiscal year ending October 31
Connecticut Tax-Exempt Fund	Catherine Stienstra[4]	11 RICs 12 other accounts	$4.42 billion $6.68 billion	None	None	(2)
For the Fund with fiscal period ending December 31
Real Estate Equity Fund	Arthur J. Hurley, CFA	8 other accounts	$750,000	None	$1-$10,000[a] $1-$10,000[b]	(1)

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
[a]	Excludes any notional investments.
[b]	Notional investments through a deferred compensation account.
[1]	Information provided as of April 30, 2010.
[2]	Account information provided as of May 31, 2010. Other accounts also include personal accounts as of June 30, 2010.
[3]	Account information provided as of March 31, 2010.
[4]	Account information provided as of August 31, 2010.

Structure of Compensation

(1) Compensation of Legacy Columbia Management Advisors, LLC Portfolio Managers

Compensation for portfolio managers who were associates of the Previous Adviser prior to May 1, 2010, is typically paid in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. The bonus for these portfolio managers is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Adviser also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, when applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management.

(2) Compensation of Legacy RiverSource Investments, LLC Portfolio Managers

Compensation for portfolio managers who were associates of RiverSource Investments, LLC (now known as Columbia Management Investment Advisers, LLC), is typically comprised of (i) a base salary, and (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The Adviser’s portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Adviser employees. Depending upon their job level, Adviser portfolio managers may also be eligible for other benefits or perquisites that are available to all Adviser employees at the same job level.

The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of the Adviser has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management.

Performance Benchmarks

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group

Leonard A. Aplet, CFA	Balanced Fund	S&P 500® Index; Barclays Capital Aggregate Bond Index; Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

Stephen D. Barbaro, CFA	Small Cap Value Fund I	Russell 2000 Value Index	Lipper Small-Cap Value Funds Classification

Catherine Stienstra	Connecticut Tax-Exempt Fund	Barclays Capital Municipal Bond Index	Lipper Connecticut Municipal Debt Funds Classification

Jason J. Callan	Federal Securities Fund	Citigroup Government/Mortgage Index	Lipper General U.S. Government Funds Classification

Robert B. Cameron	Emerging Markets Fund	MSCI Emerging Markets Index (Net); MSCI EAFE Index (Net)	Lipper Emerging Markets Funds Classification

Richard A. Carter	Select Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Wayne M. Collette, CFA	Mid Cap Growth Fund	Russell MidCap Growth Index; Russell MidCap Index	Lipper Mid-Cap Growth Funds Classification

	Small Cap Growth Fund I	Russell 2000 Index; Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

	Technology Fund	Merrill Lynch 100 Technology Index	Lipper Science and Technology Funds Classification

Fred Copper, CFA	International Stock Fund	MSCI EAFE Index (Net) MSCI AC World ex USA Index (Net)	Lipper International Multi-Cap Core Funds Classification

Richard E. Dahlberg, CFA	Dividend Income Fund	Russell 1000 Index	Lipper Equity Income Funds Classification

Richard D’Auteuil	Small Cap Core Fund	Russell 2000 Index; S&P Small Cap 600 Composite Index	Lipper Small-Cap Core Funds Classification

Scott L. Davis	Dividend Income Fund	Russell 1000 Index	Lipper Equity Income Funds Classification

Peter R. Deininger	Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Chad H. Farrington	High Yield Municipal Fund	Barclays Capital High Yield Municipal Bond Index; Blended Benchmark[4]	Lipper High Yield Municipal Debt Funds Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group

William Finan	U.S. Treasury Index Fund	Citigroup Bond U.S. Treasury Index	Lipper General U.S. Treasury Funds Classification

Thomas M. Galvin, CFA	Select Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Emil A. Gjester	Strategic Investor Fund	Russell 1000 Index	Lipper Multi-Cap Core Funds Classification

Todd D. Herget	Select Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Jeffrey Hershey, CFA	Small Cap Core Fund	Russell 2000 Index; S&P Small Cap 600 Composite Index	Lipper Small-Cap Core Funds Classification

Tom Heuer	Federal Securities Fund	Citigroup Government/Mortgage Index	Lipper General U.S. Government Funds Classification

Guy C. Holbrook, IV, CFA	Ultra Short Term Bond Fund	Citigroup One-Year U.S. Treasury Bill Index	Lipper Ultra-Short Obligations Funds Classification

Michael E. Hoover	Energy and Natural Resources Fund	S&P North American Natural Resources Sector Index	Lipper Natural Resources Funds Classification

Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFA	Emerging Markets Fund	MSCI Emerging Markets Index (Net); MSCI EAFE Index (Net)	Lipper Emerging Markets Funds Classification

	Greater China Fund	MSCI China (Net) Hang Seng Index	Lipper China Region Funds Classification

	Pacific/Asia Fund	MSCI AC Asia Pacific Index (Net); MSCI EAFE Index (Net)	Lipper Pacific Region Funds Classification

Arthur J. Hurley, CFA	Real Estate Equity Fund	FTSE NAREIT Equity REITs Index	Lipper Real Estate Funds Classification

Orhan Imer	U.S. Treasury Index Fund	Citigroup Bond U.S. Treasury Index	Lipper General U.S. Treasury Funds Classification

Jeremy Javidi, CFA	Small Cap Value Fund I	Russell 2000 Value Index	Lipper Small-Cap Value Funds Classification

Brian Lavin, CFA	Balanced Fund	S&P 500® Index; Barclays Capital Aggregate Bond Index; Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	Conservative High Yield Fund	JP Morgan Developed BB High Yield Index	Lipper High Current Yield Funds Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group

	Corporate Income Fund	Barclays Capital Credit Bond Index; Blended Benchmark[2]	Lipper Corporate Debt Funds BBB Rated Classification

	High Yield Opportunity Fund	JPMorgan Global High Yield Index; Credit Suisse High Yield Index	Lipper High Current Yield Funds Classification

	Intermediate Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

	Strategic Income Fund	Barclays Capital Government/Credit Bond Index; Blended Benchmark[3]	Lipper Multi-Sector Income Funds Classification

Lawrence W. Lin, CFA	Mid Cap Growth Fund	Russell MidCap Growth Index; Russell MidCap Index	Lipper Mid-Cap Growth Funds Classification

	Small Cap Growth Fund I	Russell 2000 Index; Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Colin J. Lundgren, CFA	Strategic Income Fund	Barclays Capital Government/Credit Bond Index; Blended Benchmark[3]	Lipper Multi-Sector Income Funds Classification

Brian M. McGreevy	Oregon Intermediate Municipal Bond Fund	Barclays Capital 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

George J. Myers, CFA	Mid Cap Growth Fund	Russell MidCap Growth Index; Russell MidCap Index	Lipper Mid-Cap Growth Funds Classification

	Small Cap Growth Fund I	Russell 2000 Index; Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Brian D. Neigut	Mid Cap Growth Fund	Russell MidCap Growth Index; Russell MidCap Index	Lipper Mid-Cap Growth Funds Classification

	Small Cap Growth Fund I	Russell 2000 Index; Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Daisuke Nomoto, CMA (SAAJ)	Pacific/Asia Fund	MSCI AC Asia Pacific Index (Net); MSCI EAFE Index (Net)	Lipper Pacific Region Funds Classification

Carl W. Pappo, CFA	Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Corporate Debt Funds A Rated Classification

	Corporate Income Fund	Barclays Capital Credit Bond Index; Blended Benchmark[2]	Lipper Corporate Debt Funds BBB Rated Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group

	Intermediate Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

Jonas Patrikson, CFA	Strategic Investor Fund	Russell 1000 Index	Lipper Multi-Cap Core Funds Classification

Nicholas Pifer	International Bond Fund	Citigroup Non-U.S. Dollar World Government Bond Index- Unhedged	Lipper International Income Funds Classification

Jennifer Ponce de Leon	High Yield Opportunity Fund	JPMorgan Global High Yield Index; Credit Suisse High Yield Index	Lipper High Current Yield Funds Classification

Guy W. Pope, CFA	Balanced Fund	S&P 500® Index; Barclays Capital Aggregate Bond Index; Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	Contrarian Core Fund	Russell 1000 Index	Lipper Large-Cap Core Funds Classification

	Value and Restructuring Fund	Russell 1000 Value Index; S&P 500® Index	Lipper Multi-Cap Value Funds Classification

Alexander D. Powers	Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Corporate Debt Funds A Rated Classification

	Intermediate Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

J. Nicholas Smith, CFA	Value and Restructuring Fund	Russell 1000 Value Index; S&P 500® Index	Lipper Multi-Cap Value Funds Classification

Ronald B. Stahl, CFA	Balanced Fund	S&P 500® Index; Barclays Capital Aggregate Bond Index; Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

Gene R. Tannuzzo, CFA	Strategic Income Fund	Barclays Capital Government/Credit Bond Index; Blended Benchmark[3]	Lipper Multi-Sector Income Funds Classification

Mary-Ann Ward	Strategic Investor Fund	Russell 1000 Index	Lipper Multi-Cap Core Funds Classification

Mary K. Werler, CFA	Ultra Short Term Bond Fund	Citigroup One-Year U.S. Treasury Bill Index	Lipper Ultra-Short Obligations Funds Classification

Michael T. Welter, CFA	Strategic Investor Fund	Russell 1000 Index	Lipper Multi-Cap Core Funds Classification

Dara J. White, CFA	Emerging Markets Fund	MSCI Emerging Markets Index (Net); MSCI EAFE Index (Net)	Lipper Emerging Markets Funds Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group

David J. Williams, CFA	Value and Restructuring Fund	Russell 1000 Value Index; S&P 500® Index	Lipper Multi-Cap Value Funds Classification

John T. Wilson, CFA	Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Michael Zazzarino	Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Corporate Debt Funds A Rated Classification

	Intermediate Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

[1]	A custom composite, established by the Adviser, consisting of a 60% weighting of the S&P 500® Index and a 40% weighting of the Barclays Capital Aggregate Bond Index.
[2]	A weighted custom composite of the Barclays Capital U.S. Credit Bond Index (85%) and JP Morgan Global High Yield Index (15%) established by the Adviser.
[3]

A custom composite, established by the Adviser, consisting of a 35% weighting of the Barclays Capital U.S. Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index – Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index.

[4]	A custom composite, established by the Adviser, consisting of a 60% weighting of the Barclays Capital High Yield Municipal Bond Index and a 40% weighting of the Barclays Capital Municipal Bond Index.

The Adviser’s Portfolio Managers and Potential Conflicts of Interest

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Adviser and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Adviser’s Code of Ethics and certain limited exceptions, the Adviser’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Adviser’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Adviser and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Adviser are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Adviser’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Adviser and its affiliates. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Adviser and its affiliates.

Manager of Managers Exemption

The SEC has issued an order that permits the Adviser, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for a Fund without first obtaining shareholder approval. The order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Adviser discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Administrator

Columbia Management Investment Advisers, LLC (which is also the Adviser) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administrative Services Agreement, the Administrator has agreed to provide all of the services and facilities necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by each Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with each Fund.

Administration Fee Rates Paid by the Funds

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administrative Services Agreement, and as shown in the section entitled Primary Service Providers – The Administrator in each Fund’s prospectuses.

For U.S. Treasury Index Fund, pursuant to the Administrative Services Agreement, the Administrator, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, except the fees and expenses of the Trustees who are not interested persons of the Administrator or its affiliates, brokerage fees and commissions, interest on borrowings and such extraordinary, non-recurring expenses as may arise, including litigation expenses. For the purposes of this arrangement, distribution and service fees are not considered operating expenses.

Administration Fees Paid by the Funds

The Administrator and the Previous Administrator received fees from the Funds for their services as reflected in the following charts, which show administration fees paid to and, as applicable, waived/reimbursed by the Administrator and the Previous Administrator, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Bond Fund
Administration Fee Paid	$754,748	$678,588	$759,720
Amount Reimbursed	—	$209,350	$206,179
Amount Waived	—	—	—
Corporate Income Fund
Administration Fee Paid	$675,315	$675,654	$870,923
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Emerging Markets Fund
Administration Fee Paid	$615,027	$1,001,669	$2,430,055
Amount Reimbursed	—	$251,476	$476,664
Amount Waived	—	—	—
Energy and Natural Resources Fund
Administration Fee Paid	$723,263	$765,650	$941,122
Amount Reimbursed	—	$254,984	$263,577
Amount Waived	—	—	—
Intermediate Bond Fund
Administration Fee Paid	$3,164,565	$3,373,301	$3,620,050
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Pacific/Asia Fund
Administration Fee Paid	$16,020	$85,238	$334,900
Amount Reimbursed	—	$30,445	$66,921
Amount Waived	—	—	—
Select Large Cap Growth Fund
Administration Fee Paid	$2,127,779	$1,291,853	$1,216,720
Amount Reimbursed	—	$394,599	$333,294
Amount Waived	—	—	—
U.S. Treasury Index Fund
Administration Fee Paid	$1,122,055	$1,080,502	$551,345
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Value and Restructuring Fund
Administration Fee Paid	$9,398,359	$11,411,391	$13,588,716
Amount Reimbursed	—	$3,327,593	$3,424,080
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

	Fiscal Year Ended May 31, 2010		Fiscal Year Ended May 31, 2009*	Fiscal Year Ended May 31, 2008*
Fund	Administrator	Previous Administrator
High Yield Opportunity Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Strategic Income Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

	Fiscal Year Ended May 31, 2010		Fiscal Period Ended May 31, 2009*
Fund	Administrator	Previous Administrator
International Bond Fund
Administration Fee Paid	$680	$6,325	$1,862
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

	Fiscal Year Ended June 30, 2010		Fiscal Year Ended June 30, 2009*	Fiscal Year Ended June 30, 2008*
Fund	Administrator	Previous Administrator
High Yield Municipal Fund
Administration Fee Paid	$140,597	$637,176	$661,657	$815,422
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Value Fund I
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

	Fiscal Year Ended July 31, 2010*		Fiscal Year Ended July 31, 2009*†	Fiscal Year Ended July 31, 2008*†
Fund	Administrator	Previous Administrator
Ultra Short Term Bond Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	Ultra Short Term Bond Fund commenced operations as of November 23, 2009. All fees shown are the fees paid by the Predecessor Ultra Short Term Bond Fund, a series of Columbia Funds Institutional Trust.
†	All amounts were paid to or waived/reimbursed by the Previous Administrator.

	Fiscal Year Ended August 31, 2010		Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*
Fund	Administrator	Previous Administrator
Balanced Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Conservative High Yield Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Federal Securities Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Greater China Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
International Stock Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Oregon Intermediate Municipal Bond Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Mid Cap Growth Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Growth Fund I
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Strategic Investor Fund
Administration Fee Paid	$382,478	$810,252	$1,058,644	$1,175,452
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Technology Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

	Fiscal Year Ended September 30, 2010[1]		Fiscal Year Ended September 30, 2009*	Fiscal Year Ended September 30, 2008*
Fund	Administrator	Previous Administrator
Contrarian Core Fund
Administration Fee Paid	$154,593	$184,969	$201,987	$260,528
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Dividend Income Fund
Administration Fee Paid	$646,899	$782,621	$836,788	$756,060
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Large Cap Growth Fund
Administration Fee Paid	$252,993	$383,524	$555,279	$865,130
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Core Fund
Administration Fee Paid	$170,200	$224,996	$302,523	$625,431
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.
[1]	Unaudited.

Fund	Fiscal Year Ended October 31, 2009*	Fiscal Year Ended October 31, 2008*	Fiscal Year Ended October 31, 2007*
Connecticut Tax-Exempt Fund
Administration Fee Paid	N/A	N/A	N/A
Amount Reimbursed	N/A	N/A	N/A
Amount Waived	N/A	N/A	N/A

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

Fund	Fiscal Period Ended December 31, 2009*	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*	Fiscal Year Ended August 31, 2007*
Real Estate Equity Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

Pricing and Bookkeeping Services

State Street is responsible for providing certain pricing and bookkeeping services to the Funds. The Administrator is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street and the Previous Adviser (the Financial Reporting Services Agreement) pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provides accounting services to the Funds. Effective May 1, 2010, the State Street Agreements were amended to, among other things, assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the Administrator. Under the State Street Agreements, each Fund (other than Ultra Short Term Bond Fund) pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). Each Fund (other than Ultra Short Term Bond Fund) also reimburses State Street for certain out-of-pocket expenses and charges. Ultra Short Term Bond Fund does not pay any separate fees for services rendered under the State Street Agreements; the fees for pricing and bookkeeping services incurred by Ultra Short Term Bond Fund are paid by the Adviser as part of the Unified Fee.

From December 15, 2006 through May 1, 2010, the Trust was party to a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Previous Adviser. Under the Services Agreement, the Previous Adviser provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, each Fund reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds’ portfolio securities, incurred by the Previous Adviser in the performance of services under the Services Agreement. Prior to January 1, 2008, the Funds also reimbursed the Previous Adviser for accounting oversight services and services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective May 1, 2010, the services previously provided by the Previous Adviser under the Services Agreement began to be provided by the Administrator under the Administrative Services Agreement, and the Services Agreement was terminated. Under the Administrative Services Agreement, fees for pricing and bookkeeping services incurred by U.S. Treasury Index Fund are paid by the Administrator.

Prior to December 15, 2006, the Previous Adviser was responsible for providing pricing and bookkeeping services, to the Funds operating at the time, under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between the Previous Adviser and State Street, the Previous Adviser delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to the Previous Adviser and discussed below) were paid to State Street. The Funds also reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by the Previous Adviser in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid by the Funds

The Adviser and the Previous Adviser and State Street received fees from the Funds for their services as reflected in the following charts, which show the net pricing and bookkeeping fees paid to State Street and to the Adviser and the Previous Adviser, as applicable, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Bond Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$149,216	$129,842	$82,648
Corporate Income Fund
Amount Paid to Adviser	—	—	$10,791
Amount Paid to State Street	$158,268	$156,839	$182,251
Emerging Markets Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$103,288	$117,814	$105,826

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Energy and Natural Resources Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$123,403	$116,154	$78,072
Intermediate Bond Fund
Amount Paid to Adviser	—	—	$10,791
Amount Paid to State Street	$189,677	$188,898	$189,435
Pacific/Asia Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$53,504	$57,548	$52,002
Select Large Cap Growth Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$140,511	$140,065	$77,132
U.S. Treasury Index Fund**
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—
Value and Restructuring Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$143,767	$143,296	$78,208

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.
**	Under the Administrative Services Agreement, fees for pricing and bookkeeping services incurred by U.S. Treasury Index Fund are paid by the Administrator.

Fund	Fiscal Year Ended May 31, 2010	Fiscal Year Ended May 31, 2009*	Fiscal Year Ended May 31, 2008*
High Yield Opportunity Fund
Amount Paid to Adviser	—	—	$114,926
Amount Paid to State Street	$113,154	$96,616	$8,212
Strategic Income Fund
Amount Paid to Adviser	—	—	$190,423
Amount Paid to State Street	$193,287	$181,682	$8,212

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

Fund	Fiscal Year Ended May 31, 2010	Fiscal Period Ended May 31, 2009*
International Bond Fund
Amount Paid to Adviser	—	—
Amount Paid to State Street	$46,735	$26,617

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

Fund	Fiscal Year Ended June 30, 2010	Fiscal Year Ended June 30, 2009*	Fiscal Year Ended June 30, 2008*
High Yield Municipal Fund
Amount Paid to Adviser	—	—	$7,494
Amount Paid to State Street	$192,931	$180,290	$191,877
Small Cap Value Fund I
Amount Paid to Adviser	—	—	$7,494
Amount Paid to State Street	$146,364	$145,161	$143,111

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

Fund	Fiscal Year Ended July 31, 2010	Fiscal Year Ended July 31, 2009	Fiscal Year Ended July 31, 2008
Ultra Short Term Bond Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—

Fund	Fiscal Year Ended August 31, 2010	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008*
Balanced Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$97,492	$80,304	$85,084
Conservative High Yield Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$13,082	$122,442	$149,954
Federal Securities Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$183,254	$212,818	$242,176
Greater China Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$86,509	$73,816	$98,409
International Stock Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$127,617	$122,775	$150,774
Oregon Intermediate Municipal Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$146,534	$128,479	$120,829
Mid Cap Growth Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$145,095	$145,117	$144,122
Small Cap Growth Fund I
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$145,808	$97,227	$87,811
Strategic Investor Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$147,864	$143,423	$149,889
Technology Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$84,839	$77,395	$100,737

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

Fund	Fiscal Year Ended September 30, 2010[1]	Fiscal Year ended September 30, 2009*	Fiscal Year ended September 30, 2008*
Contrarian Core Fund
Amount Paid to Adviser	—	—	$3,106
Amount Paid to State Street	$115,837	$83,251	$96,037
Dividend Income Fund
Amount Paid to Adviser	—	—	$3,106
Amount Paid to State Street	$141,503	$141,429	$144,517
Large Cap Growth Fund
Amount Paid to Adviser	—	—	$3,106
Amount Paid to State Street	$141,553	$141,538	$140,096
Small Cap Core Fund
Amount Paid to Adviser	—	—	$3,106
Amount Paid to State Street	$130,786	$104,080	$152,060

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.
[1]	Unaudited.

Fund	Fiscal Year Ended October 31, 2009*	Fiscal Year Ended October 31, 2008*	Fiscal Year Ended October 31, 2007*
Connecticut Tax-Exempt Fund
Amount Paid to Adviser	—	$1,952	$24,798
Amount Paid to State Street	$61,643	$62,893	$56,215

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

Fund	Fiscal Period Ended December 31, 2009*	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2009*
Real Estate Equity Fund
Amount Paid to Adviser	—	—	$4,673	$63,096
Amount Paid to State Street	$27,743	$74,509	$84,454	$84,836

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. See Investment Advisory and Other Services – Distribution and Servicing Plans for more information about the share classes for which the Trust has adopted a Distribution Plan.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Adviser and its affiliates.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions Paid by the Funds

The Distributor and the Previous Distributor received commissions and other compensation for their services as reflected in the following charts, which show amounts paid to the Distributor and the Previous Distributor, as well as amounts the Distributor and Previous Distributor retained, for the three most recently completed fiscal years, except as otherwise indicated. The Distributor does not charge any fees or commissions to Ultra Short Term Bond Fund or its shareholders for the sale of shares of Ultra Short Term Bond Fund.

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Bond Fund
Amount Paid
Class A shares	$87,653	$23,344	—
Amount Retained
Class A shares	$10,847	$3,032	—
Class C shares	$813	—	—
Corporate Income Fund
Amount Paid
Class A shares	$76,987	$42,265	$83,846
Amount Retained
Class A shares	$8,679	$4,859	$10,209
Class B shares	$6,890	$19,621	$26,159
Class C shares	$1,744	$1,809	$4,085
Emerging Markets Fund
Amount Paid
Class A shares	$71,380	$25,581	$15,743
Amount Retained
Class A shares	$11,618	$4,445	$5,464
Class C shares	$134	$356	$117
Energy and Natural Resources Fund
Amount Paid
Class A shares	$367,133	$226,149	$41,980
Amount Retained
Class A shares	$55,189	$37,467	$6,898
Class C shares	$4,646	$5,557	—
Intermediate Bond Fund
Amount Paid
Class A shares	$100,659	$75,693	$164,058
Amount Retained
Class A shares	$9,832	$9,783	$17,512
Class B shares	$20,653	$67,508	$126,025
Class C shares	$3,191	$13,915	$3,509
Pacific/Asia Fund
Amount Paid
Class A shares	$4,028	$1,037	—
Amount Retained
Class A shares	$576	$109	—
Class C shares	$28	—	—
Select Large Cap Growth Fund
Amount Paid
Class A shares	$72,757	$35,906	$17,771
Amount Retained
Class A shares	$11,067	$22,304	$2,508
Class C shares	$1,504	$1,487	—

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
U.S. Treasury Index Fund
Amount Paid
Class A shares	$83,413	$599,674	$32,972
Amount Retained
Class A shares	$9,858	$68,225	$4,014
Class B shares	$20,761	$19,230	$7,255
Class C shares	$45,774	$36,124	$2,579
Value and Restructuring Fund
Amount Paid
Class A shares	$323,994	$1,456,148	$475,597
Amount Retained
Class A shares	$54,926	$327,389	$81,037
Class C shares	$22,254	$53,825	$1,095

*	All amounts were paid to or retained by the Previous Distributor.

	Fiscal Year Ended May 31, 2010		Fiscal Year Ended May 31, 2009*	Fiscal Year Ended May 31, 2008*
Fund	Distributor	Previous Distributor
High Yield Opportunity Fund
Amount Paid
Class A shares	$2,214	$102,312	$52,757	$81,858
Amount Retained
Class A shares	$12,953**		$6,397	$9,712
Class B shares	$12,197**		$37,832	$120,102
Class C shares	$1,882**		$2,372	$1,294
Strategic Income Fund
Amount Paid
Class A shares	$62,252	$1,393,488	$1,484,623	$1,500,658
Amount Retained
Class A shares	$212,105**		$174,597	$182,191
Class B shares	$112,534**		$254,576	$401,532
Class C shares	$ 55,451**		$38,358	$16,683

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

	Fiscal Year Ended May 31, 2010		Fiscal Year Ended May 31, 2009*
Fund	Distributor	Previous Distributor
International Bond Fund
Amount Paid
Class A shares	$532	$7,025	$5
Amount Retained
Class A shares	$ 869**		$1
Class C shares	$ 4**		—

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

	Fiscal Year Ended June 30, 2010		Fiscal Year Ended June 30, 2009*	Fiscal Year Ended June 30, 2008*
Fund	Distributor	Previous Distributor
High Yield Municipal Fund
Amount Paid
Class A Shares	$14,851	$76,842	$62,416	$79,171
Amount Retained
Class A Shares	$10,473**		$7,933 (underwriting discount) $33 (CDSC)	$9,673 (underwriting discounts) $12,689 (CDSC)
Class B Shares	$8,610**		$16,011	$23,627
Class C Shares	$2,743**		$736	$4,765

Small Cap Value Fund I
Amount Paid
Class A shares	$26,259	$154,679	$253,305	$350,124
Amount Retained
Class A shares	$28,705**		$40,492 (underwriting discount) $519 (CDSC)	$54,614 (underwriting discounts) $1,051 (CDSC)
Class B shares	$36,729**		$69,591	$95,335
Class C shares	$5,331**		$7,107	$16,400

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

Fund	Fiscal Year Ended August 31, 2010[1]		Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*
	Distributor	Previous Distributor
Balanced Fund
Amount Paid
Class A shares	$207,936	$337,368	$134,794	$51,909
Amount Retained
Class A shares	$81,893**		$19,807	$10,387 (underwriting discount)
Class B shares	$10,629**		$9,543	$8,501
Class C shares	$7,621**		$423	$94

Conservative High Yield Fund
Amount Paid
Class A shares	$14,949	$81,008	$122,766	$16,993
Amount Retained
Class A shares	$10,688**		$14,279	$1,974 (underwriting discount)
Class B shares	$11,673**		$40,997	$95,860
Class C shares	$6,984**		$2,360	$316

Federal Securities Fund
Amount Paid
Class A shares	$28,984	$61,324	$197,347	$107,767
Amount Retained
Class A shares	$10,608**		$29,618	$785 (CDSC)
Class B shares	$19,222**		$44,909	$50,442
Class C shares	$1,362**		$5,057	$2,593

Fund	Fiscal Year Ended August 31, 2010[1]		Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*
	Distributor	Previous Distributor
Greater China Fund
Amount Paid
Class A shares	$56,938	$249,112	$320,610	$1,186,725
Amount Retained
Class A shares	$43,504**		$48,045	$195,427
Class B shares	$33,525**		$48,758	$90,822
Class C shares	$15,024**		$20,840	$85,348

International Stock Fund
Amount Paid
Class A shares	$12,009	$34,123	$35,273	$93,236
Amount Retained
Class A shares	$7,426**		$6,062	$15,454
Class B shares	$4,645**		$11,608	$28,570
Class C shares	$408**		$340	$1,477

Oregon Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$207,936	$32,775	$53,290	$9,275
Amount Retained
Class A shares	$27,614**		$5,749	$986 (underwriting discount)
Class B shares	$99**		$839	$2,802
Class C shares	$2,134**		$3,336	––

Mid Cap Growth Fund
Amount Paid
Class A shares	$19,121	$32,841	$51,601	$180,381
Class T shares	$156	$372	$917	$1,016
Amount Retained
Class A Retained	$7,346**		$7,987	$35,837
Class B Retained	$4,870**		$9,579	$12,057
Class C Retained	$1,021**		$1,459	$3,558
Class T Retained	$61**		—	$1

Small Cap Growth Fund I
Amount Paid
Class A shares	$27,242	$55,837	$101,052	$187,929
Amount Retained
Class A shares	$11,901**		$17,113	$30,175
Class B shares	$5,690**		$4,599	$1,789
Class C shares	$2,854**		$13,038	$1,464

Strategic Investor Fund
Amount Paid
Class A shares	$16,138	$42,407	$76,883	$209,325
Amount Retained
Class A shares	$8,700**		$12,250	$241,215
Class B shares	$29,424**		$70,039	$83,980
Class C shares	$2,257**		$2,303	$4,702

Technology Fund
Amount Paid
Class A shares	$24,387	$97,189	$103,563	$952,736
Amount Retained
Class A shares	$18,007**		$23,181	$157,920
Class B shares	$19,027**		$45,466	$31,235
Class C shares	$3,446**		$14,176	$38,840

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

Fund	Fiscal Year Ended September 30, 2010[1]		Fiscal Year Ended September 30, 2009*	Fiscal Year Ended September 30, 2008*
	Distributor	Previous Distributor
Contrarian Core Fund
Amount Paid
Class A shares	$92,100	$227,532	$86,071	$36,936
Class T shares	$3,790	$11,024	$12,088	$28,049
Amount Retained
Class A shares	$47,600**		$12,921	$6,075 (underwriting discount) $11 (CDSC)
Class B shares	$3,157**		$4,070	$6,252
Class C shares	$4,090**		$442	$217
Class T shares	$1,978**		$1,659	$4,121 (underwriting discount) — (CDSC)

Dividend Income Fund
Amount Paid
Class A shares	$354,982	$681,001	$803,682	$286,403
Class T shares	$1,672	$4,541	$6,141	$8,615
Amount Retained
Class A shares	$164,846**		$125,322	$48,889 (underwriting discount) $347 (CDSC)
Class B shares	$24,617**		$39,378	$46,255
Class C shares	$19,053**		$5,857	$3,049
Class T shares	$690**		$930	$1,246 (underwriting discount)

Large Cap Growth Fund
Amount Paid
Class A shares	$16,945	$55,494	$74,526	$98,167
Class E shares	$126	$657
Class T shares	$8,964	$29,737	$41,614	$65,452
Amount Retained
Class A shares	$10,904**		$18,305	$15,920 (underwriting discount) $795 (CDSC)
Class B shares	$19,269**		$33,744	$88,380
Class C shares	$1,872**		$2,549	$3,369
Class E shares	$686**		$87	— (underwriting discount) $75 (CDSC)
Class F shares	N/A		N/A	N/A
Class T shares	$4,898**		$5,524	$8,731 (underwriting discount) $4,712 (CDSC)

Small Cap Core Fund
Amount Paid
Class A shares	$38,411	$86,700	$65,118	$8,298
Class T shares	$2,838	$7,735	$10,735	$17,011
Amount Retained
Class A shares	$2,131**		$9,774	$1,180 (underwriting discount) — (CDSC)

Fund	Fiscal Year Ended September 30, 2010[1]		Fiscal Year Ended September 30, 2009*	Fiscal Year Ended September 30, 2008*
	Distributor	Previous Distributor
Class B shares	$1,251**		$20,617	$59,022
Class C shares	—		$100	$339
Class T shares	—		$1,442	$2,334 (underwriting discount) $451 (CDSC)

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.
[1]	Unaudited.

Fund	Fiscal Year Ended October 31, 2009*	Fiscal Year Ended October 31, 2008*	Fiscal Year Ended October 31, 2007*
Connecticut Tax-Exempt Fund
Amount Paid
Class A shares	$81,306	$60,652	$36,337
Amount Retained
Class A shares	$10,073	$7,301 (underwriting discount)	$3,961 (underwriting discounts) (CDSC)
Class B shares	$5,835	$13,389	$29,439
Class C shares	$168	$467	$40

*	All amounts were paid to or retained by the Previous Distributor.

Fund	Fiscal Period Ended December 31, 2009*	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*	Fiscal Year Ended August 31, 2007*
Real Estate Equity Fund
Amount Paid
Class A shares	$19,596	$27,222	$33,423	$120,365
Amount Retained
Class A shares	$3,518	$5,864	$6,160	$19,151
Class B shares	$2,585	$6,730	$12,250	$36,895
Class C shares	$431	$1,207	$1,701	$1,814

*	All amounts were paid to or retained by the Previous Distributor.

Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Adviser, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Adviser and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management.

As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Adviser and other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Adviser’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Adviser’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Adviser’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Adviser, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Adviser and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Adviser and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Adviser and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Adviser or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Adviser, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Adviser, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Adviser has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Adviser and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services – The Adviser and Investment Advisory Services – Portfolio Manager(s) – The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Adviser, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Adviser or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services – The Adviser and Investment Advisory Services – Portfolio Manager(s) – The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Adviser may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Adviser, Distributor and Transfer Agent and other Ameriprise

Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Adviser endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Adviser’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. The Adviser has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Adviser and/or its affiliates, including Ameriprise Financial and its affiliates. For more information about the Adviser’s proxy voting policies and procedures, see Investment Advisory and Other Services – Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Adviser and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services – Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of a Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of a Fund participates.

Certain Investment Limitations

Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including accounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, the Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Adviser has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, the Adviser and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. At certain times, a Fund may be restricted in its investment activities because of relationships that an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About the Funds’ Investments – Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Adviser of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Adviser.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Adviser, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Ameriprise Financial and its affiliates, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Adviser and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices – Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent for the Funds. The Transfer Agent is located at One Financial Center, Boston, MA 02111. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective September 7, 2010, the Funds pay the Transfer Agent an annual transfer agency fee of $12.08 per account, payable monthly for all share classes, except for Class I shares, and, prior to September 7, 2010, paid the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) an annual transfer agency fee of $22.36 per account, payable monthly.

In addition, effective September 7, 2010, the Funds reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds in an annual amount equal to 0.20% of the average aggregate value of the Fund’s shares maintained in such omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent is reimbursed $16.00 annually, calculated monthly based on the total number of positions in such accounts at the end of such month) for all share classes, except for Class I, Class R4, Class R5 and Class Y shares. For Class R4 and Class R5 shares, the Funds reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds subject to an annual limitation of 0.05% of the net assets attributable to such shares. Prior to September 7, 2010, the Funds reimbursed the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) for the fees and expenses the Transfer Agent paid to financial intermediaries that maintained omnibus accounts with the Funds, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by such an account for financial intermediaries that sought payment by the Transfer Agent based on a percentage of net assets.

The Funds also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

For the period November 1, 2007 through October 31, 2009, the Previous Transfer Agent was paid an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Previous Transfer Agent was paid for the fees and expenses the Previous Transfer Agent paid to third party dealer firms that maintained omnibus accounts with certain of the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. For the period April 1, 2006 through October 31, 2007, the Previous Transfer Agent was paid an annual fee of $17.00 per account, payable monthly. For the period September 1, 2005 through October 31, 2007, the Previous Transfer Agent was entitled to reimbursement by certain Funds for the fees and expenses that the Previous Transfer Agent paid to dealer firms or transfer agents that maintained omnibus accounts with such Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Funds that offer Class R4 shares have a Plan Administration Services Agreement with the Transfer Agent. Under the agreement, the Funds pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). The fee for services is equal on an annual basis to 0.25% of the average daily net assets of each Fund attributable to Class R4 shares.

Transfer agency costs for each Fund are calculated separately for each of (i) Class Y shares, (ii) Class R4 and Class R5 shares and (iii) all other share classes (except Class I shares, which pay no transfer agency fees). Pursuant to the Administrative Services Agreement, the Administrator pays the Transfer Agency Fees of U.S. Treasury Index Fund on behalf of the Fund. The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Funds’ Custodian. State Street is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The financial statements for the fiscal years ended on or after August 31, 2010 contained in a Fund’s Annual Report were audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review their tax returns for the fiscal years ended on or after August 31, 2011.

The Reports of Independent Registered Public Accounting Firm and the audited financial statements are included in the annual reports to shareholders of the Funds, and are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Ropes & Gray LLP serves as legal counsel to the Trust. Its address is Prudential Tower, 800 Boylston St., Boston, Massachusetts 02199. K&L Gates LLP serves as co-counsel. Its address is 1601 K Street N.W., Washington, DC, 20006-1600.

Distribution and Servicing Plans

The Trust has adopted distribution and/or shareholder servicing plans for the Class A shares, Class B shares, Class C shares, Class E shares, Class F shares, Class R shares, Class R4 shares, Class T shares and Class W shares of the Funds. See Capital Stock and Other Securities for information about which Funds offer which classes of shares. The Funds no longer accept investments from new or existing investors in Class B shares, Class E shares, Class F shares or Class T shares, except for certain limited transactions from existing investors in any such shares. See the prospectuses for these share classes of the Funds for details.

The table below shows the maximum annual distribution and/or services fees (payable monthly and calculated based on an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.10%	0.25%	up to 0.35%[a,b]
Class B	0.75%	0.25%	1.00%[b]
Class C	0.75%	0.25%	1.00%[b,c]
Class E	0.10%	0.25%	0.35%
Class F	0.75%	0.25%	1.00%
Class I	none	none	none
Class R	0.50%	— [d]	0.50%
Class R4	none	0.25%[e]	0.25%[e]
Class R5	none	none	none
Class T	none	0.50%[f]	0.50%[f]
Class W	0.25%	0.25%	0.25%
Class Y	none	none	none
Class Z	none	none	none
Ultra Short Term Bond Fund	none	none	none

[a]	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds.

Columbia funds	Class A Distribution Fee	Class A Service Fee	Class A Combined Total
Balanced Fund, Conservative High Yield Fund, Contrarian Core Fund, Dividend Income Fund, Intermediate Bond Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Oregon Intermediate Municipal Bond Fund, Real Estate Equity Fund, Small Cap Core Fund, Small Cap Growth Fund I, Technology Fund	0.10%	0.25%	0.35%*
Bond Fund, Connecticut Tax-Exempt Fund, Corporate Income Fund, Emerging Markets Fund, Energy and Natural Resources Fund, Federal Securities Fund, Greater China Fund, High Yield Opportunity Fund, International Bond Fund, International Stock Fund, Pacific/Asia Fund, Select Large Cap Growth Fund, Small Cap Value Fund I, Strategic Income Fund, Strategic Investor Fund, U.S. Treasury Index Fund, Value and Restructuring Fund	—	0.25%	0.25%
High Yield Municipal Fund	—	0.20%	0.20%

*	The indicated Funds may pay distribution and service fees up to a maximum of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares.
[b]

Service Fee for Class A shares, Class B shares and Class C shares of Connecticut Tax-Exempt Fund – The annual service fee may equal up to 0.10% on net assets attributable to shares of the Fund issued prior to December 1, 1994, and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund’s average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Strategic Income Fund – The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund’s average net assets.

[c]

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Connecticut Tax-Exempt Fund) does not exceed the specified percentage annually: 0.45% for Connecticut Tax-Exempt Fund; 0.65% for Oregon Intermediate Municipal Bond Fund; 0.80% for High Yield Municipal Fund; 0.85% for Corporate Income Fund, Federal Securities Fund, Intermediate Bond Fund, Strategic Income Fund and U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

[d]	Class R shares pay a distribution fee pursuant to a Fund’s distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares.
[e]

The shareholder service fees for Class R4 shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the Funds’ Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

[f]

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed income Funds. See Class T Shares Shareholder Service Fees below for more information.

The shareholder servicing plan permits the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the Distributor and Ameriprise Financial.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees.

The Trustees believe the Distribution Plan could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The Distribution Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Distribution Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Distribution Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Class T Shares Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. The Funds consider “administrative support services” to include, without limitation, (i) aggregating and processing purchase and redemption orders, (ii) providing beneficial owners with statements showing their positions in the Funds, (iii) processing dividend payments, (iv) providing sub-accounting services for Fund shares held beneficially, (v) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners, (vi) receiving, tabulating and transmitting proxies executed by the beneficial owners, (vii) sub-transfer agent services for beneficial owners of Fund shares and (viii) other similar services.

Distribution and Service Fees Paid by the Funds

The Distributor and the Previous Distributor received distribution and service fees from the Funds for their services as reflected in the following charts, which show distribution and service fees paid to and waived by, as applicable, the Distributor and the Previous Distributor, for the most recently completed fiscal year, except as otherwise indicated. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor and Previous Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel, or interest, carrying or other financing charges. Class Y shares, Class Z shares and shares of Ultra Short Term Bond Fund do not pay distribution and service fees.

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended March 31, 2010*

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Bond Fund
Distribution Fee	—	—	$13,110	N/A
Service Fee	$29,341	—	$4,370	N/A
Fees Waived by the Distributor	—	—	—	N/A

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Corporate Income Fund
Distribution Fee	—	$56,609	$84,028	N/A
Service Fee	$204,427	$18,855	$28,014	N/A
Fees Waived by the Distributor	—	—	$16,837	N/A
Emerging Markets Fund
Distribution Fee	—	N/A	$7,090	N/A
Service Fee	$10,730	N/A	$2,363	N/A
Fees Waived by the Distributor	—	N/A	—	N/A
Energy and Natural Resources Fund
Distribution Fee	—	N/A	$89,532	N/A
Service Fee	$95,419	N/A	$29,844	N/A
Fees Waived by the Distributor	—	N/A	—	N/A
Intermediate Bond Fund
Distribution Fee	$159,958	$266,146	$239,468	$8,902
Service Fee	$399,760	$88,709	$79,839	N/A
Fees Waived by the Distributor	$159,958	—	$47,893	N/A
Pacific/Asia Fund
Distribution Fee	—	N/A	$2,781	N/A
Service Fee	$1,579	N/A	$927	N/A
Fees Waived by the Distributor	—	N/A	—	N/A
Select Large Cap Growth Fund
Distribution Fee	—	N/A	$14,917	$618
Service Fee	$769,303	N/A	$4,972	—
Fees Waived by the Distributor	—	N/A	—	—
U.S. Treasury Index Fund
Distribution Fee	—	$56,393	$184,245	—
Service Fee	$148,960	$18,798	$61,427	—
Fees Waived by the Distributor	—	—	$36,843	—
Value and Restructuring Fund
Distribution Fee	—	N/A	$473,717	$258,974
Service Fee	$610,589	N/A	$157,906	—
Fees Waived by the Distributor	—	N/A	—	—

*	All amounts were paid or waived by the Previous Distributor.

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended May 31, 2010

	Class A Shares		Class B Shares		Class C Shares		Class J Shares*
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
High Yield Opportunity Fund
Distribution Fee	—	—	$10,429	$147,519	$8,223	$89,599	N/A	N/A
Service Fee	$41,009	$429,929	$3,469	$49,173	$2,714	$29,852	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	$1,645	$17,946	N/A	N/A

International Bond Fund
Distribution Fee	—	—	N/A	N/A	$64	$317	N/A	N/A
Service Fee	$213	$1,522	N/A	N/A	$195	$949	N/A	N/A
Fees Waived by the Distributor	—	—	N/A	N/A	—	—	N/A	N/A

	Class A Shares		Class B Shares		Class C Shares		Class J Shares*
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor

Strategic Income Fund
Distribution Fee	—	—	$59,732	$774,956	$126,549	$1,320,458	—	$28,560
Service Fee	$216,952	$2,300,745	$19,540	$255,683	$42,458	$435,805	—	$20,076
Fees Waived by the Distributor	—	—	—	—	$25,310	$262,023	—	—

*	On July 27, 2009, Strategic Income Fund liquidated and terminated Class J shares.

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended June 30, 2010

	Class A Shares		Class B Shares		Class C Shares
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
High Yield Municipal Fund
Distribution Fee	—	—	$7,716	$46,609	$9,271	$44,660
Service Fee	$27,169	$112,152	$2,058	$12,428	$3,090	$14,887
Fees Waived by the Distributor	—	—	—	—	—	—

Small Cap Value Fund I
Distribution Fee	—	—	$32,481	$188,879	$68,350	$327,919
Service Fee	$266,253	$1,175,984	$10,827	$ 62,959	$22,783	$109,306
Fees Waived by the Distributor	—	—	—	—	—	—

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended August 31, 2010

	Class A Shares		Class B Shares		Class C Shares		Class R Shares		Class T Shares*
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
Balanced Fund
Distribution Fee	—	—	$17,743	$36,746	$60,965	$80,541	N/A	N/A	N/A	N/A
Service Fee	$48,934	$48,551	$5,914	$12,249	$20,477	$26,809	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A	N/A	N/A

Conservative High Yield Fund
Distribution Fee	—	—	$61,809	$140,071	$75,217	$153,170
Service Fee	$62,680	$134,306	$20,603	$46,690	$51,057	$25,072
Fees Waived by the Distributor	—	—	—	—	$15,043	$30,634

Federal Securities Fund
Distribution Fee	—	—	$35,101	$105,567	$22,748	$51,079
Service Fee	$408,575	$833,295	$11,695	$35,189	$9,517	$21,283
Fees Waived by the Distributor	—	—	—	—	$6,259	$12,313

Greater China Fund
Distribution Fee	—	—	$42,768	$95,073	$91,986	$203,295
Service Fee	$100,492	$223,401	$14,256	$31,691	$30,652	$67,765
Fees Waived by the Distributor	—	—	—	—	—	—

International Stock Fund
Distribution Fee	—	—	$10,391	$28,953	$25,142	$60,460
Service Fee	$105,534	$247,047	$3,453	$9,651	$8,380	$20,154
Fees Waived by the Distributor	—	—	—	—	—	—

Mid Cap Growth Fund
Distribution Fee	—	—	$15,838	$40,577	$26,090	$50,883	$8,167	$13,987	—	—
Service Fee	$55,624	$101,648	$5,279	$13,526	$8,697	$16,961	—	—	$20,814	$41,144
Fees Waived by the Distributor	—	—	—	—	—	—	—	—	—	—

Oregon Intermediate Municipal Bond Fund
Distribution Fee	—	—	$1,015	$2,578	$39,813	$66,192
Service Fee	$21,622	$30,591	$388	$859	$13,271	$22,064
Fees Waived by the Distributor	—	—	—	—	$18,579	$30,889

Small Cap Growth Fund I
Distribution Fee	—	—	$6,386	$14,230	$35,553	$61,671	N/A	N/A	N/A	N/A
Service Fee	$54,406	$102,137	$2,129	$4,743	$11,851	$20,557	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A	N/A	N/A

Strategic Investor Fund
Distribution Fee	—	—	$55,413	$127,463	$43,771	$99,781	N/A	N/A	N/A	N/A
Service Fee	$127,413	$277,644	$18,471	$42,488	$14,590	$33,260	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A	N/A	N/A

Technology Fund
Distribution Fee	—	—	$34,904	$16,922	$122,370	$56,140
Service Fee	$136,560	$64,606	$11,635	$5,641	$40,790	$18,713
Fees Waived by the Distributor	—	—	—	—	—	—

*	Paid pursuant to the Shareholder Services Plan for Class T shares.

	Distribution and Service Fees Paid by the Funds Fiscal Year Ended September 30, 2010[1]
	Class A		Class B		Class C		Class E
	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
Contrarian Core Fund
Distribution Fee	—	—	$12,447	$16,597	$52,471	$50,306	N/A	N/A
Service Fee	$101,403	$73,922	$4,149	$5,532	$17,491	$16,769	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	—	—

Dividend Income Fund
Distribution Fee	—	—	$67,789	$116,211	$258,673	$273,873	N/A	N/A
Service Fee	$698,028	$841,030	$22,596	$38,937	$86,224	$91,291	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	—	—

Large Cap Growth Fund
Distribution Fee	—	—	$48,749	$96,259	$49,753	$75,974	$5,236	$7,773
Service Fee	$152,724	$220,231	$16,250	$32,086	$16,584	$25,325	$13,091	$19,431
Fees Waived by the Distributor	—	—	—	—	—	—	—	—

Small Cap Core Fund
Distribution Fee	—	—	$48,715	$74,789	$59,153	$82,960	N/A	N/A
Service Fee	$114,439	$136,573	$16,239	$24,930	$19,718	$27,653	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	—	—

	Distribution and Service Fees Paid by the Funds Fiscal Year Ended September 30, 2010[1]
	Class F		Class I		Class R			Class T		Class W
	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor		Previous Distributor	Distributor	Previous Distributor	Distributor		Previous Distributor
Contrarian Core Fund
Distribution Fee	N/A	N/A	—	—	—	*	—	—	—	—		—
Service Fee	N/A	N/A	—	—	—		—	$138,737	$208,725	—	*	—
Fees Waived by the Distributor	—	—	—	—	—		—	—	—	—		—

Dividend Income Fund
Distribution Fee	N/A	N/A	N/A	N/A	$15,398		$3,629	—	—	N/A		N/A
Service Fee	N/A	N/A	N/A	N/A	—		—	$99,703	$139,493	N/A		N/A
Fees Waived by the Distributor	—	—	—	—	—		—	—	—	—		—

Large Cap Growth Fund
Distribution Fee	$1,292	$1,677	—	—	—	*	N/A	—	—	—		—
Service Fee	$431	$559	—	—	N/A		N/A	$176,948	$260,003	—	*	—
Fees Waived by the Distributor	—	—	—	—	—		—	—	—	—		—

Small Cap Core Fund
Distribution Fee	N/A	N/A	N/A	N/A	—		—	—	—	—		N/A
Service Fee	N/A	N/A	N/A	N/A	—		—	$91,458	$131,716	—		N/A
Fees Waived by the Distributor	—	—	—	—	—		—	—	—	—		—
[1]	Unaudited
*	Rounds to less than $1

Distribution and Services Fees Paid by the Fund for the Fiscal Year Ended October 31, 2009*

Fund	Class A Shares	Class B Shares	Class C Shares
Connecticut Tax-Exempt Fund
Distribution Fee	—	$68,025	$89,850
Service Fee	$171,733	$21,786	$28,797
Fees Waived by the Distributor	—	—	$35,944

*	All amounts were paid to or waived by the Previous Distributor.

Distribution and Services Fees Paid by the Fund for the Fiscal Year Ended August 31, 2009*

Fund	Class A Shares	Class B Shares	Class C Shares
Real Estate Equity Fund
Distribution Fee	—	$26,912	$26,164
Service Fee	$35,816	$8,971	$8,721
Fees Waived by the Distributor	—	—	—

*	All amounts were paid to or waived by the Previous Distributor.

Distribution and Services Fees Paid by the Fund for the Fiscal Period Ended December 31, 2009*, 1

Fund	Class A Shares	Class B Shares	Class C Shares
Real Estate Equity Fund
Distribution Fee	—	$8,375	$9,509
Service Fee	$14,539	$2,791	$3,170
Fees Waived by the Distributor	—	—	—

*	All amounts were paid to or waived by the Previous Distributor.
[1]	Data for the fiscal period September 1, 2009 through December 31, 2009.

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to selling and/or servicing agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The Distribution Plan authorizes any other payments by the Funds to the Distributor and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirectly financing the distribution of a Fund’s shares.

The Funds participate in joint distribution activities with other Columbia Funds. The fees paid under the Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Columbia Funds. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

Codes of Ethics

The Funds, the Adviser and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j–1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549–1520.

Proxy Voting Policies and Procedures

The Funds have delegated to the Adviser, or as applicable, the subadviser, the responsibility to vote proxies relating to portfolio securities held by the Funds, except as noted below. In deciding to delegate this responsibility to the Adviser, the Board reviewed and approved the policies and procedures adopted by the Adviser and, as applicable, a subadviser. These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Adviser (or subadviser), its affiliates, its other clients or other persons.

The Adviser’s policy is to vote all proxies for Fund securities in a manner considered by the Adviser to be in the best interest of the Funds and their shareholders without regard to any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Adviser also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Adviser determines the best interest of the Funds in light of the potential economic return on each Fund’s investment.

The Adviser seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Adviser’s Proxy Voting Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser’s Proxy Voting Committee is composed of representatives of the Adviser’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Adviser’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

Certain Funds may invest in shares of other funds in the Columbia Funds Complex (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder Fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund’s shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the holding Funds will vote proxies of underlying funds in the same proportion as the vote of all other holders of the underlying fund’s shares, unless the Board otherwise instructs.

The Adviser has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiamanagement.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Adviser’s (and subadviser’s) policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

FUND GOVERNANCE

The Board

Leadership Structure and Risk Oversight

The Board oversees the Trust and the Funds. The Trustees are responsible for overseeing the management and operations of the Trust. The Board consists of eleven Trustees who have varied experience and skills. Ten of the Trustees, including the Chairman of the Board, are Independent Trustees. The remaining Trustee, Mr. Michael A. Jones1, is an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his service as president and director of the Adviser and the Distributor. With respect to Mr. Jones, the Trustees have concluded that having a senior officer of the Adviser serve as a Trustee benefits Fund shareholders by facilitating communication between the Independent Trustees and the senior management of the Adviser, and to assist efforts to align the interests of the Adviser more closely with those of Fund shareholders. Further information about the backgrounds and qualifications of the Trustees can be found in the section Trustee Biographical Information and Qualifications. The Board has several standing committees, which are an integral part of each Fund’s overall governance and risk oversight structure. The committees include the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee and the Investment Oversight Committees. All of the members of each of the committees are Independent Trustees. The roles of each committee are more fully described in the section Standing Committees below.

The Funds have retained the Adviser as the Funds’ investment adviser and administrator. The Adviser provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board provides oversight of the services provided by the Adviser, including risk management services. In addition, each committee of the Board provides oversight of the Adviser’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and the committees receive a wide range of reports with respect to the Funds’ activities, including reports regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board and the relevant committees meet periodically with officers of the Funds and the Adviser, with independent consultants hired by the Board, and with representatives of various of the Funds’ service providers. The Board and certain committees also meet periodically with the Funds’ chief compliance officer, who also serves as chief compliance officer of the Adviser, to receive reports regarding the compliance of the Funds and the Adviser with the federal securities laws and their internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

The Board reviews its leadership structure periodically and believes that its structure is appropriate, in light of the size of the Trust and the nature of its business, to enable the Board to exercise its oversight of the Funds and the other investment companies overseen by the Trustees. In particular, the Board believes that having an Independent Trustee serve as the chair of the Board and having other Independent Trustees serve as chairs of each committee promotes independence from the Adviser in setting agendas and conducting meetings. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing, among other things, smaller groups of Trustees to bring increased focus to matters within the purview of each committee.

Standing Committees

Ms. Verville and Messrs. Collins, Hacker and Nelson are members of the Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relating to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers.

[1]	The election of Mr. Jones to the Board will be effective as of January 1, 2011.

Messrs. Drake, Hacker, Mayer and Simpson are members of the Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for Independent Trustee positions and for appointments to various committees, overseeing the Board’s periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board governance and other policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Adviser.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in a Fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of the Governance Committee in care of the Fund at One Financial Center, Boston, MA 02111-2621. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee, if applicable.

Ms. Kelly and Messrs. Hacker, Mayer, Nelson, Neuhauser and Piel are members of the Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board.

Mses. Kelly and Verville and Messrs. Nelson and Simpson are members of the Compliance Committee. The Compliance Committee’s functions include, among other things, monitoring, supervising and assessing the performance of each Fund’s Chief Compliance Officer and reviewing her compensation, reviewing periodically and recommending changes to the codes of ethics and compliance policies of each Fund and its service providers, and reviewing each Fund’s portfolio execution.

Each Trustee also serves on an Investment Oversight Committee (IOC). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Family and gives particular consideration to such matters as each Fund’s adherence to its investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year, as the applicable IOC did for each Fund’s most recently completed fiscal year. The below are members of the respective IOCs and the general categories of funds in the Columbia Funds Family which they review. These asset categories may be reassigned among the IOCs from time to time.

IOC #1: Mr. Neuhauser and Ms. Verville are responsible for reviewing funds in the following asset categories: Global Stock, International Stock, Large Growth, Mid Value; Fixed Income – Core and Municipal.

IOC #2: Messrs. Collins, Hacker and Mayer are responsible for reviewing funds in the following asset categories: Large Value, Small Growth, Specialty; Fixed Income – High Yield, Multi-Sector and Municipal.

IOC #3: Mr. Piel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Asset Allocation, Index, Large Value, Mid Value, Small Core, Small Value, Money Market; Fixed Income – Municipal and Short Duration.

IOC #4: Messrs. Drake, Nelson and Simpson are responsible for reviewing funds in the following asset categories: Asset Allocation, Large Blend, Mid Growth, Multi Blend, Small Growth, Specialty; Fixed Income – Core, Municipal and Short Duration.

The table below shows the number of times each committee met during each Fund’s most recent fiscal year. The table is organized by fiscal year end.

Fiscal Period	Audit Committee		Governance Committee		Advisory Fees & Expenses Committee		Compliance Committee		Investment Oversight Committee
For Funds with fiscal periods ending March 31	8		6		8		8		4
For Funds with fiscal periods ending May 31	8		7		8		9		4
For Funds with fiscal periods ending June 30	8		7		8		8		4
For Funds with fiscal periods ending July 31	8		7		9		8		4
For Funds with fiscal periods ending August 31	8		7		9		7		4
For Funds with fiscal periods ending September 30	8		7		9		7		4
For Funds with fiscal periods ending October 31	6		6		8		7		4
For Funds with fiscal periods ending December 31	3	[a]	2	[a]	4	[a]	4	[a]	1	[a]

[a]

In 2009, Real Estate Equity Fund changed its fiscal year end from August 31 to December 31. The number of committee meetings in the table above reflects the period from September 1, 2009 through December 31, 2009. For the fiscal year ended August 31, 2009, the Audit Committee met six times, the Governance Committee met six times, the Advisory Fees & Expenses Committee met eight times, the Compliance Committee met six times and each IOC met four times.

Trustee Biographical Information and Qualifications

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee should so serve. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Fund, were a significant factor in the determination that, in light of the business and structure of the Trust, the individual should serve as a Trustee. Following is a summary of each Trustee’s particular professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve as a Trustee:

Rodman L. Drake – Mr. Drake has significant experience serving as a CEO on boards of directors for public companies, including investment companies. This experience includes holding such positions with the various boards as chairman, lead independent director, and chairman of the nominating, compensation and audit committees. Mr. Drake is Co-Founder of Baringo Capital LLC, and was previously the CEO of a hybrid REIT, president of a private equity firm and the CEO of a leading management consulting firm.

John D. Collins – Mr. Collins was a partner at KPMG LLP, where he worked for 37 years until his retirement in 1999. Mr. Collins has served on the board of directors for multiple companies. While with KPMG LLP, Mr. Collins was a senior audit partner. He also served on the International Auditing Procedures Committee.

Douglas A. Hacker – Mr. Hacker has extensive executive experience, having served in various executive roles with United Airlines and more recently as an independent business executive. Mr. Hacker also has experience on other boards of directors. As former chief financial officer of United Airlines, Mr. Hacker has significant experience in accounting and financial management, including in a public company setting.

Janet Langford Kelly – Ms. Kelly is Senior Vice President, General Counsel and Corporate Secretary for ConocoPhillips. Prior to joining ConocoPhillips Ms. Kelly held senior legal and leadership roles in other large corporations and law firms, including as a partner at the law firms Sidley & Austin and at Zelle, Hoffman, Voelbel, Mason and Gette. Ms. Kelly has previously served on the board of directors for a public company and various industry groups and non-profit organizations.

William E. Mayer – Mr. Mayer has significant executive and board experience with financial services and investment companies. Mr. Mayer, currently a partner at a private equity firm, also has significant executive experience and experience working in finance. Previously, Mr. Mayer was a professor and Dean of the College of Business and Management at the University of Maryland and was President and CEO of The First Boston Corporation.

Charles R. Nelson – Dr. Nelson is an experienced investment company trustee, having served on the Board, and the boards of predecessor funds, since 1981. Professor of Economics at the University of Washington since 1976, he has written several books, authored numerous articles in economics and finance, and served on editorial boards of professional journals. He is a Fellow of the Econometric Society and his contributions were the subject of a conference at the Federal Reserve Bank of Atlanta in 2006. Additionally, he is an experienced consultant on economic and statistical matters.

John J. Neuhauser – Dr. Neuhauser is an experienced investment company trustee, having served on the Board since 1985 and on the boards of other investment companies. In addition to his board experience, Dr. Neuhauser has extensive executive experience. He is currently the President of Saint Michael’s College and has served in a variety of other leadership roles in higher education.

Jonathan Piel – Mr. Piel has served since 1994 as a trustee of mutual funds advised successively by U.S. Trust, Charles Schwab and the Adviser. In addition to this significant oversight experience he was the Editor of Scientific American and a vice president of Scientific American, Inc. He is also a member of the board of several not-for-profit organizations.

Patrick J. Simpson – Mr. Simpson is a partner at the law firm Perkins Coie L.L.P. Mr. Simpson’s practice includes such relevant areas as corporate governance and securities compliance.

Anne-Lee Verville – Ms. Verville has significant executive experience. Prior to her retirement in 1997, she held various leadership and executive roles with IBM Corporation. Ms. Verville has previously served on the board of directors for a public company and non-profit organizations.

Michael A. Jones – Mr. Jones has significant executive and board experience with financial services and investment companies. He has served as director and as president of the Adviser and the Distributor since May 2010. From 2007 to April 2010, Mr. Jones served as the manager, chairman, chief executive officer and president of the Previous Adviser, and from 2006 to April 2010 as the chief executive officer, president and director of the Previous Distributor.

The following table provides additional biographical information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Rodman L. Drake (Born 1943) Trustee and Chairman of the Board	1994	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010	64	Jackson Hewitt Tax Service Inc. (tax preparation services); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; The Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

John D. Collins (Born 1938) Trustee	2005	Retired. Consultant, KPMG LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG LLP (accounting and tax firm) from March 1962 to June 1999	64	Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Douglas A. Hacker (Born 1955) Trustee	1996	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	64	Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing).

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years

Janet Langford Kelly (Born 1957) Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004	64	None

William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	64	DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); and BlackRock Kelso Capital Corporation (investment company)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years

Charles R. Nelson (Born 1942) Trustee	1981	Professor of Economics, University of Washington since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington since September 1993; Adjunct Professor of Statistics, University of Washington since September 1980; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	64	None

John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael’s College since August 2007; University Professor, Boston College from November 2005 to August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005	64	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Jonathan Piel (Born 1938) Trustee	1994	Cable television producer and web site designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc. from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York	64	None

Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie L.L.P. (law firm)	64	None

Anne-Lee Verville (Born 1945) Trustee	1998	Retired General Manager, Global Education Industry from 1994 to 1997; President – Application Systems Division from 1991 to 1994; Chief Financial Officer – US Marketing & Services from 1988 to 1991; and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	64	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Michael A. Jones (Born 1959) Trustee	2011	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.	64	None

Compensation

Trustees are compensated for their services to the Columbia Funds complex on a complex-wide basis, as shown in the table below. Mr. Jones as an Interested Trustee receives no compensation from the Fund.

	Aggregate Compensation from Fund Independent Trustees
Fund	Rodman L. Drake(1)	John D. Collins(2)	Douglas A. Hacker	Janet Langford Kelly	William E. Mayer	Charles R. Nelson	John J. Neuhauser	Jonathan Piel	Patrick J. Simpson(3)	Thomas C. Theobald(4)	Anne-Lee Verville(5)
For Funds with fiscal year ending March 31
Bond Fund	$4,544	$3,582	$3,867	$3,600	$3,532	$3,820	$3,533	$3,305	$3,599	$3,154	$3,739
Amount deferred	$1,526	$1,590	$0	$0	$0	$0	$0	$0	$3,599	$0	$0
Corporate Income Fund	$4,205	$3,321	$3,586	$3,337	$3,277	$3,547	$3,276	$3,065	$3,337	$2,923	$3,469
Amount deferred	$1,416	$1,480	$0	$0	$0	$0	$0	$0	$3,337	$0	$0
Emerging Markets Fund	$3,100	$2,472	$2,678	$3,099	$2,453	$1,969	$2,446	$2,292	$2,355	$2,172	$2,601
Amount deferred	$2,060	$2,188	$0	$0	$0	$0	$0	$0	$2,355	$0	$0
Energy and Natural Resources Fund	$3,888	$3,086	$3,341	$1,920	$3,069	$2,671	$3,060	$2,868	$2,977	$2,691	$3,250
Amount deferred	$2,575	$2,738	$0	$0	$0	$0	$0	$0	$2,977	$0	$0
Intermediate Bond Fund	$13,357	$10,532	$11,358	$10,581	$10,361	$11,198	$10,374	$9,698	$10,555	$9,353	$10,967
Amount deferred	$4,491	$4,604	$0	$0	$0	$0	$0	$0	$10,555	$0	$0

	Aggregate Compensation from Fund Independent Trustees
Fund	Rodman L. Drake(1)	John D. Collins(2)	Douglas A. Hacker	Janet Langford Kelly	William E. Mayer	Charles R. Nelson	John J. Neuhauser	Jonathan Piel	Patrick J. Simpson(3)	Thomas C. Theobald(4)	Anne-Lee Verville(5)
Pacific/Asia Fund	$1,588	$1,260	$1,363	$1,267	$1,247	$1,353	$1,244	$1,165	$1,306	$1,104	$1,320
Amount deferred	$1,060	$1,118	$0	$0	$0	$0	$0	$0	$1,306	$0	$0
Select Large Cap Growth Fund	$7,034	$5,587	$6,059	$5,625	$5,602	$6,079	$5,569	$5,226	$4,880	$4,870	$5,919
Amount deferred	$4,591	$4,937	$0	$0	$0	$0	$0	$0	$4,880	$0	$0
U.S. Treasury Index Fund	$3,628	$2,846	$3,067	$2,854	$2,780	$3,008	$2,789	$2,606	$2,836	$2,471	$2,947
Amount deferred	$1,204	$1,262	$0	$0	$0	$0	$0	$0	$2,836	$0	$0
Value and Restructuring Fund	$33,775	$26,803	$28,951	$26,950	$26,607	$28,828	$26,576	$24,874	$22,548	$23,966	$28,137
Amount deferred	$11,452	$11,817	$0	$0	$0	$0	$0	$0	$22,548	$0	$0

For Funds with fiscal year ending May 31
High Yield Opportunity Fund	$3,616	$2,742	$2,978	$2,763	$2,716	$2,945	$2,686	$2,524	$2,760	$1,652	$2,845
Amount deferred	$920	$1,437	$0	$0	$0	$0	$0	$0	$2,760	$0	$0
International Bond Fund	$1,694	$1,286	$1,399	$1,297	$1,016	$1,088	$1,038	$962	$1,037	$541	$1,076
Amount deferred	$429	$676	$0	$0	$0	$0	$0	$0	$1,037	$0	$0
Strategic Income Fund	$13,920	$10,524	$11,407	$10,585	$10,405	$11,283	$10,309	$9,680	$10,576	$6,427	$10,914
Amount deferred	$3,532	$5,457	$0	$0	$0	$0	$0	$0	$10,576	$0	$0

For Funds with fiscal year ending June 30
High Yield Municipal Fund	$4,982	$3,854	$4,247	$3,862	$3,813	$4,118	$3,778	$3,555	$3,834	$2,098	$3,967
Amount deferred.	$1,903	$2,066	$0	$0	$0	$0	$0	$0	$3,834	$0	$0
Small Cap Value Fund I	$7,259	$5,618	$6,198	$5,619	$5,604	$6,047	$5,539	$5,214	$5,618	$2,833	$5,818
Amount deferred	$1,497	$3,019	$0	$0	$0	$0	$0	$0	$5,618	$0	$0

For Funds with fiscal year ending July 31
Ultra Short Term Bond Fund	$4,549	$3,426	$3,749	$3,374	$3,394	$3,618	$3,399	$3,178	$3,334	$1,018	$3,480
Amount deferred	$654	$1,659	$0	$0	$0	$0	$0	$0	$3,334	$0	$0
For Funds with fiscal year ending August 31
Balanced Fund	$3,975	$2,999	$3,314	$2,993	$3,040	$2,802	$2,560	$2,403	$2,557	$1,014	$3,524
Amount deferred	$370	$1,464	$0	$0	$0	$0	$0	$0	$2,557	$0	$0
Conservative High Yield	$4,780	$3,628	$4,024	$3,645	$3,599	$3,896	$3,575	$3,348	$3,563	$1,241	$3,736
Amount deferred	$1,411	$1,811	$0	$0	$0	$0	$0	$0	$3,563	$0	$0
Federal Securities	$5,176	$3,915	$4,336	$3,938	$3,876	$4,205	$3,859	$3,610	$3,844	$1,416	$4,038
Amount deferred	$693	$1,922	$0	$0	$0	$0	$0	$0	$3,844	$0	$0
Greater China Fund	$2,856	$2,171	$2,408	$2,179	$2,155	$2,330	$2,138	$2,003	$2,131	$723	$2,234
Amount deferred	$366	$1,089	$0	$0	$0	$0	$0	$0	$2,131	$0	$0
International Stock Fund	$4,500	$3,420	$3,795	$3,439	$3,396	$3,675	$3,370	$3,157	$3,363	$1,170	$3,524
Amount deferred	$592	$1,717	$0	$0	$0	$0	$0	$0	$3,363	$0	$0
Mid Cap Growth Fund	$7,404	$5,624	$6,239	$5,647	$5,581	$6,036	$5,541	$5,190	$5,520	$1,875	$5,787
Amount deferred	$982	$2,814	$0	$0	$0	$0	$0	$0	$5,520	$0	$0
Oregon Intermediate Municipal Bond Fund	$4,091	$3,101	$3,438	$3,116	$3,074	$3,330	$3,056	$2,861	$3,044	$1,073	$3,194
Amount deferred	$533	$1,538	$0	$0	$0	$0	$0	$0	$3,044	$0	$0
Small Cap Growth Fund I	$4,817	$3,671	$4,077	$3,679	$3,649	$3,937	$3,617	$3,391	$3,598	$1,117	$3,768
Amount deferred	$602	$1,862	$0	$0	$0	$0	$0	$0	$3,598	$0	$0
Strategic Investor Fund	$5,856	$4,446	$4,931	$4,467	$4,411	$4,774	$4,381	$4,103	$4,366	$1,518	$4,578
Amount deferred	$762	$2,220	$0	$0	$0	$0	$0	$0	$4,366	$0	$0
Technology Fund	$6,171	$2,333	$5,108	$4,598	$4,571	$4,920	$4,550	$4,248	$4,510	$1,152	$4,724
Amount deferred	$395	$1,165	$0	$0	$0	$0	$0	$0	$4,510	$0	$0
For Funds with fiscal year ending September 30
Contrarian Core Fund	$3,804	$2,898	$3,213	$2,892	$2,878	$3,090	$2,860	$2,681	$2,822	$911	$2,959
Amount deferred	$477	$1,465	$0	$0	$0	$0	$0	$0	$2,822	$0	$0
Dividend Income Fund	$11,002	$8,391	$9,311	$8,380	$8,344	$8,956	$8,285	$7,770	$8,174	$2,604	$8,568
Amount deferred	$1,372	$4,265	$0	$0	$0	$0	$0	$0	$8,174	$0	$0
Large Cap Growth Fund	$8,540	$6,503	$7,204	$6,493	$6,452	$6,937	$6,407	$6,006	$6,349	$2,192	$6,655
Amount deferred	$1,144	$3,289	$0	$0	$0	$0	$0	$0	$6,349	$0	$0
Small Cap Core Fund	$4,523	$3,445	$3,818	$3,440	$3,420	$3,675	$3,397	$3,185	$3,360	$1,135	$3,522
Amount deferred	$592	$1,743	$0	$0	$0	$0	$0	$0	$3,360	$0	$0

	Aggregate Compensation from Fund Independent Trustees
Fund	Rodman L. Drake(1)	John D. Collins(2)	Douglas A. Hacker	Janet Langford Kelly	William E. Mayer	Charles R. Nelson	John J. Neuhauser	Jonathan Piel	Patrick J. Simpson(3)	Thomas C. Theobald(4)	Anne-Lee Verville(5)

For Funds with fiscal year ending October 31
Connecticut Tax-Exempt Fund	$2,138	$1,634	$1,799	$1,621	$1,610	$1,732	$1,600	$1,499	$1,584	$264	$1,662
Amount deferred	$169	$823	$0	$0	$0	$0	$0	$0	$1,584	$0	$0

For the Fund with fiscal period ended December 31, 2009 and fiscal year ended August 31, 2009, respectively
Real Estate Equity Fund	$2,325	$2,283	$2,175	$2,123	$2,190	$2,178	$1,995	$2,071	$2,411	$1,975	$1,882
Amount deferred	$1,108	$1,071	$0	$0	$0	$0	$0	$0	$2,411	$0	$0
Real Estate Equity Fund	$2,108	$1,822	$1,998	$1,950	$707	$2,086	$1,938	$1,821	$1,952	$2,057	$2,021
Amount deferred	$397	$412	$0	$0	$0	$0	$0	$0	$707	$0	$0

[1]

During the calendar year December 31, 2009, Mr. Drake deferred $116,500 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Drake’s account under that plan was $223,507.

[2]

During the calendar year December 31, 2009, Mr. Collins deferred $116,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Collins’ account under that plan was $205,097.

[3]

During the calendar year ended December 31, 2009, Mr. Simpson deferred $236,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Simpson’s account under that plan was $1,051,968.

[4]	At December 31, 2009, the value of Mr. Theobald’s account under the deferred compensation plan was $600,183. Mr. Theobald served as a Trustee of the Trust until February 2010.
[5]	At December 31, 2009, the value of Ms. Verville’s account under the deferred compensation plan was $679,903.

Aggregate Compensation from Fund

Interested Trustee
Fund	Michael A. Jones
For Funds with fiscal year ending March 31
Bond Fund	$0
Amount deferred	$0
Corporate Income Fund	$0
Amount deferred	$0
Emerging Markets Fund	$0
Amount deferred	$0
Energy and Natural Resources Fund	$0
Amount deferred	$0
Intermediate Bond Fund	$0
Amount deferred	$0
Pacific/Asia Fund	$0
Amount deferred	$0
Select Large Cap Growth Fund	$0
Amount deferred	$0
U.S. Treasury Index Fund	$0
Amount deferred	$0
Value and Restructuring Fund	$0
Amount deferred	$0
For Funds with fiscal year ending May 31
High Yield Opportunity Fund	$0
Amount deferred	$0
International Bond Fund	$0
Amount deferred	$0
Strategic Income Fund	$0
Amount deferred	$0

Interested Trustee
Fund	Michael A. Jones
For Funds with fiscal year ending June 30
High Yield Municipal Fund	$0
Amount deferred	$0
Small Cap Value Fund I	$0
Amount deferred	$0
For Funds with fiscal year ending July 31
Ultra Short Term Bond Fund	$0
Amount Deferred	$0
For Funds with fiscal year ending August 31
Balanced Fund	$0
Amount deferred	$0
Mid Cap Growth Fund	$0
Amount deferred	$0
Small Cap Growth Fund I	$0
Amount deferred	$0
Strategic Investor Fund	$0
Amount deferred	$0
For Funds with fiscal year ending September 30
Contrarian Core Fund	$0
Amount deferred	$0
Dividend Income Fund	$0
Amount deferred	$0
Large Cap Growth Fund	$0
Amount deferred	$0
Small Cap Core Fund	$0
Amount deferred	$0
For Funds with fiscal year ending October 31
Connecticut Tax-Exempt Fund	$0
Amount deferred	$0
For the Fund with fiscal year ended August 31, 2009 and fiscal period ended December 31, 2009, respectively
Real Estate Equity Fund	$0
Amount deferred	$0
Real Estate Equity Fund	$0
Amount deferred	$0

Independent Trustee Compensation for the Calendar Year Ended December 31, 2009

Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year Ended December 31, 2009[a]
Rodman L. Drake	$275,955
John D. Collins	$226,990
Douglas A. Hacker	$251,005
Janet Langford Kelly	$234,000
William E. Mayer	$233,500
Charles R. Nelson	$249,500

Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year Ended December 31, 2009[a]
John J. Neuhauser	$233,500
Jonathan Piel	$218,500
Patrick J. Simpson	$236,000
Thomas C. Theobald[b]	$248,550
Anne-Lee Verville	$244,000

[a]	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
[b]	Mr. Theobald served as a Trustee of the Trust until February 2010.

Interested Trustee Compensation for the Calendar Year Ended December 31, 2009

Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Calendar Year Ended December 31, 2009[a]
Michael A. Jones	$0

[a]	Mr. Jones receives reimbursements for reasonable expenses related to his attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) from which compensation has been deferred.

Beneficial Equity Ownership

The tables below show, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family overseen by the Trustee, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2009

Fund	John D. Collins		Rodman L. Drake		Douglas A. Hacker	Janet Langford Kelly	William E. Mayer	Charles R. Nelson
Balanced Fund	A		A		A	A	A	A
Bond Fund	A		A		A	A	A	A
Connecticut Tax-Exempt Fund	A		A		A	A	A	A
Conservative High Yield Fund	A		A		A	A	A	A
Contrarian Core Fund	A		A		A	A	A	A
Corporate Income Fund	A		A		A	A	A	E
Dividend Income Fund	A		A		A	A	A	A
Emerging Markets Fund	C		C	[1]	E	A	A	A
Energy and Natural Resources Fund	A		A		A	A	A	A
Federal Securities Fund	A		A		A	A	A	A
Greater China Fund	A		A		E	A	A	A
High Yield Municipal Fund	A		A		A	A	A	A
High Yield Opportunity Fund	A		A		E	A	A	D
Intermediate Bond Fund	A		A		A	A	A	E
International Bond Fund	A		A		A	A	A	A
International Stock Fund	A		A		A	A	A	A
Large Cap Growth Fund	A		A		A	A	A	D
Mid Cap Growth Fund	A		A		A	E	A	E
Oregon Intermediate Municipal Bond Fund	A		A		A	A	A	A
Pacific/Asia Fund	C		A		A	A	A	A
Real Estate Equity Fund	A		A		A	A	A	A
Select Large Cap Growth Fund	C		D	[1]	A	A	A	A
Small Cap Core Fund	A		A		A	A	A	A
Small Cap Growth Fund I	A		A		A	A	A	A
Small Cap Value Fund I	A		A		A	A	A	A
Strategic Income Fund	E		D	[1]	E	E	A	E
Strategic Investor Fund	A		A		A	C	A	A
Technology Fund	A		A		A	A	A	A
Ultra Short Term Bond Fund	A		A		A	A	A	A
U.S. Treasury Index Fund	A		A		A	A	A	A
Value and Restructuring Fund	C	[1]	C	[1]	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	[1]	E	[1]	E	E	A	E

[1]

Includes the value of compensation payable under the Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Family overseen by the Trustee as specified by each Trustee.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2009

Fund	John J. Neuhauser	Jonathan Piel	Patrick J Simpson	Anne–Lee Verville
Balanced Fund	A	A	C	A
Bond Fund	A	A	A	A
Connecticut Tax-Exempt Fund	A	A	A	A
Conservative High Yield Fund	A	A	A	A
Contrarian Core Fund	A	A	A	A
Corporate Income Fund	A	A	A	A
Dividend Income Fund	A	A	A	A
Emerging Markets Fund	A	A	A	A
Energy and Natural Resources Fund	A	A	A	A
Federal Securities Fund	A	A	A	A
Greater China Fund	A	A	A	A
High Yield Municipal Fund	A	A	A	A
High Yield Opportunity Fund	A	A	A	A

Fund	John J. Neuhauser	Jonathan Piel	Patrick J Simpson		Anne–Lee Verville
Intermediate Bond Fund	A	A	A		A
International Bond Fund	A	A	A		A
International Stock Fund	A	A	A		A
Large Cap Growth Fund	A	A	D		A
Mid Cap Growth Fund	A	A	C		A
Oregon Intermediate Municipal Bond Fund	A	A	A		A
Pacific/Asia Fund	A	A	A		A
Real Estate Equity Fund	A	A	C		A
Select Large Cap Growth Fund	A	A	A		A
Small Cap Core Fund	A	A	A		A
Small Cap Growth Fund I	A	A	A		A
Small Cap Value Fund I	D	A	A		A
Strategic Income Fund	E	A	E		E	[1]
Strategic Investor Fund	A	A	A		A
Technology Fund	A	A	A		A
Ultra Short Term Bond Fund	A	A	A		A
U.S. Treasury Index Fund	A	A	A		A
Value and Restructuring Fund	A	A	A		A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	A	E	[1]	E	[1]

[1]

Includes the value of compensation payable under the Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Family overseen by the Trustee as specified by each Trustee.

Interested Trustee Ownership for the Calendar Year Ended December 31, 2009

Fund	Michael A. Jones
Balanced Fund	A
Bond Fund	A
Connecticut Tax-Exempt Fund	A
Conservative High Yield Fund	A
Contrarian Core Fund	A
Corporate Income Fund	A
Dividend Income Fund	A
Emerging Markets Fund	A
Energy and Natural Resources Fund	A
Federal Securities Fund	A
Greater China Fund	A
High Yield Municipal Fund	A
High Yield Opportunity Fund	A
Intermediate Bond Fund	A
International Bond Fund	A
International Stock Fund	A
Large Cap Growth Fund	A
Mid Cap Growth Fund	A
Oregon Intermediate Municipal Bond Fund	A
Pacific/Asia Fund	A
Real Estate Equity Fund	A
Select Large Cap Growth Fund	A
Small Cap Core Fund	A
Small Cap Growth Fund I	A
Small Cap Value Fund I	A
Strategic Income Fund	A
Strategic Investor Fund	A
Technology Fund	A
Ultra Short Term Bond Fund	A
U.S. Treasury Index Fund	A
Value and Restructuring Fund
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	C

Ownership of Funds by Trustees and Officers

As of November 30, 2010, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund, except as set forth in the table below:

Fund	Class	Percent of Class Beneficially Owned
Greater China Fund	Class Z	1.3%

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Investment Advisers, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Officer Biographical Information

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President	2009	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer	2009	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
			Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.
Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)	Senior Vice President	2010	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)	Senior Vice President	2010	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael A. Jones (Born 1959)	Senior Vice President, Trustee	2010	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)	Senior Vice President	2010	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)	Treasurer and Chief Accounting Officer	Treasurer since 2009 and Chief Accounting Officer since 2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)	Deputy Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Julian Quero (Born 1967)	Deputy Treasurer	2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Director, Mutual Fund Accounting Oversight and Treasury of the Adviser, since May 2010; Vice President, Mutual Fund Accounting Oversight of the Previous Adviser from December 2004 to April 2010; Vice President, State Street Corporation (financial services) prior to December 2004.

Stephen T. Welsh (Born 1957)	Vice President	2006	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul B. Goucher (Born 1968)	Assistant Secretary	2010	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (Born 1970)	Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Adviser (or the investment subadviser(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Funds, the Adviser gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than those that the Adviser’s staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services that are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces the Adviser’s own research, the receipt of such research does not tend to decrease the Adviser’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Adviser other than the Funds. Conversely, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser’s investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

Under Section 28(e) of the 1934 Act, the Adviser shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Funds in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the other clients of the Adviser. Investment decisions for the Funds and for the Adviser’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in such Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Adviser, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Adviser is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any securities trades with an affiliate of Ameriprise Financial, such Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that such Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, a Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Adviser’s investment management activities, investment decisions for the Funds are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Funds and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following charts reflect the amounts of brokerage commissions paid by the Funds for the three most recently completed fiscal years, except as otherwise indicated. In certain instances, the Funds may pay brokerage commissions to broker/dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The following charts reflect the aggregate amount of brokerage commissions paid by the Funds for the three most recent fiscal years, except as otherwise indicated. Differences, year to year, in the amount of brokerage commissions paid by a Fund were primarily the result of increased market volatility as well as shareholder purchase and redemption activity in the Fund.

Fund	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008
Bond Fund	—	$7,631	$1,313
Corporate Income Fund	$16,910	$40,205	$41,873
Emerging Markets Fund	$1,613,790	$1,857,556	$409,305
Energy and Natural Resources Fund	$4,604,246	$4,051,236	$1,575,505
Intermediate Bond Fund	$72,932	$160,852	$251,534
Pacific/Asia Fund	$121,276	$249,437	$144,244
Select Large Cap Growth Fund	$1,269,007	$1,221,132	$399,105
U.S. Treasury Index Fund	—	—	—
Value and Restructuring Fund	$2,433,201	$4,287,837	$2,688,134

Fund	Fiscal Year Ended May 31, 2010	Fiscal Year Ended May 31, 2009	Fiscal Year Ended May 31, 2008
High Yield Opportunity Fund	—	—	—
Strategic Income Fund	—	—	—

Fund	Fiscal Year Ended May 31, 2010	Fiscal Period Ended May 31, 2009
International Bond Fund	$7,557	—

Fund	Fiscal Year Ended June 30, 2010	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2008
High Yield Municipal Fund	—	$7,745	$38,343
Small Cap Value Fund I	$1,771,335	$1,761,043	$1,768,277

Fund	Fiscal Year Ended July 31, 2010	Fiscal Year Ended July 31, 2009	Fiscal Year Ended July 31, 2008
Ultra Short Term Bond Fund	—	—	—

Fund	Fiscal Year Ended August 31, 2010	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008
Balanced Fund	$1,940	$358,996	$367
Conservative High Yield Fund	—	—	—
Federal Securities Fund	$5,708	$23,741	$69,377
Greater China Fund	$495,486	$505,856	$299,019
International Stock Fund	$1,490,457	$2,348,011	$2,931,603
Mid Cap Growth Fund	$3,436,137	$4,070,265	$4,499,159
Oregon Intermediate Municipal Bond Fund	—	$358,996	$367
Small Cap Growth Fund I	$4,948,857	$2,979,089	$1,860,445
Strategic Investor Fund	$1,505,109	$2,168,357	$2,202,923
Technology Fund	$1,507,722	$1,797,853	$2,437,309

Fund	Fiscal Year Ended September 30, 2010*	Fiscal Year Ended September 30, 2009	Fiscal Year Ended September 30, 2008
Contrarian Core Fund	$961,464	$1,108,739	$837,955
Dividend Income Fund	$943,668	$1,224,272	$300,918
Large Cap Growth Fund	$2,815,647	$3,113,714	$3,752,464
Small Cap Core Fund	$710,492	$401,075	$783,011

*	Unaudited.

Fund	Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007
Connecticut Tax-Exempt Fund	$215	$2,063.75	$5,041

Fund	Fiscal Period Ended December 31, 2009	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007
Real Estate Equity Fund	$205,056	$770,227	$575,797	$1,245,494

Brokerage Commissions Paid by the Funds to Certain Broker/Dealers

The Funds paid no brokerage commissions to affiliated broker/dealers for the three most recently completed fiscal years.

Directed Brokerage

The Funds or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Adviser.

During each Fund’s last fiscal year, the Funds directed certain brokerage transactions and paid related commissions in the amounts as follows:

Fund	Amount of Transactions	Related Commissions
For Funds with fiscal year ended March 31, 2010
Bond Fund	—	—
Corporate Income Fund	—	—
Emerging Markets Fund	$40,833,479	$96,869
Energy and Natural Resources Fund	$1,577,703,004	$1,174,934
Intermediate Bond Fund	—	—
Pacific/Asia Fund	$6,528,634	$16,526
Select Large Cap Growth Fund	$215,687,831	$123,292
U.S. Treasury Index Fund	—	—
Value and Restructuring Fund	$94,434,776	$109,144

For Funds with fiscal year ended May 31, 2010
High Yield Opportunity Fund	—	—
Strategic Income Fund	—	—
International Bond Fund	—	—

For Funds with fiscal year ended June 30, 2010
High Yield Municipal Fund	—	—
Small Cap Value Fund I	$243,711,788	$379,141

For Funds with fiscal year ended July 31, 2010
Ultra Short Term Bond Fund	—	—

For Funds with fiscal year ended August 31, 2010
Balanced Fund	—	—
Conservative High Yield Fund	—	—
Federal Securities Fund	—	—
Greater China Fund	$13,981,832	$23,000
International Stock Fund	$111,877	$58,992,895
Mid Cap Growth Fund	$883,671,820	$882,670
Oregon Intermediate Municipal Bond Fund	—	—
Small Cap Growth Fund I	$552,521,922	$755,567
Strategic Investor Fund	$352,498,218	$387,370
Technology Fund	$333,395	$307,743,581

For Funds with fiscal year ended September 30, 2010[1]
Contrarian Core Fund	$571,205,186	$457,978
Dividend Income Fund	$548,899,216	$419,763
Large Cap Growth Fund	$801,177,108	$610,387
Small Cap Core Fund	$110,901,505	$152,705

For the Fund with fiscal year ended October 31, 2009
Connecticut Tax-Exempt Fund	—	—

For the Fund with fiscal year ended August 31, 2009 and fiscal period ended December 31, 2009, respectively
Real Estate Equity Fund	$548,639,648	$128,657
Real Estate Equity Fund	$176,752,302	$10,022

[1]	Unaudited

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Funds.

As of each Fund’s fiscal year end, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below:

Investments in Securities of Regular Broker/Dealers

Fund	Broker/Dealer	Dollar Amount of Securities Held
For Funds with fiscal year ended March 31, 2010
Bond Fund	Morgan Stanley & Co., Inc	$24,282,998
	Barclays Capital	$847,993
	CS First Boston Corp.	$3,211,139
	Deutsche Bank AG	$819,793
	JPMorgan Chase & Co.	$8,744,405
	UBS Warburg LLC	$9,489,194
	Goldman Sachs & Co.	$3,182,799

Corporate Income Fund	Barclays Capital	$3,407,339
	Citigroup, Inc.	$10,063,708
	CS First Boston Corp.	$626,052
	JPMorgan Chase & Co.	$12,494,578

Emerging Markets Fund	None	$0

Energy and Natural Resources Fund	None	$0

Intermediate Bond Fund	Barclays Capital	$2,552,425
	Citigroup, Inc.	$41,593,132
	CS First Boston Corp.	$33,863,433
	Goldman Sachs & Co.	$21,911,658
	JPMorgan Chase & Co.	$72,066,818
	Morgan Stanley & Co., Inc.	$39,657,747

Pacific/Asia Fund	None	$0

Select Large Cap Growth Fund	None	$0

U.S. Treasury Index Fund	None	$0

Value and Restructuring Fund	JPMorgan Chase & Co.	$127,537,500
	Morgan Stanley & Co., Inc.	$106,908,500
	Goldman Sachs & Co.	$141,622,900
	Citigroup, Inc	$22,547,800

For Funds with fiscal year ended May 31, 2010
High Yield Opportunity Fund	None	$0

International Bond Fund	None	$0

Strategic Income Fund	Citigroup, Inc	$21,350,102
	JPMorgan Chase & Co.	$12,268,572
	Barclays Capital	$3,127,149
	Deutsche Bank AG	$12,787,838
	Goldman Sachs & Co.	$9,796,852
	Morgan Stanley & Co., Inc.	$8,795,329

For Funds with fiscal year ended June 30, 2010
High Yield Municipal Fund	None	$0

Small Cap Value Fund I	Piper Jaffray Companies, Inc.	$6,315,184
For Funds with fiscal year ended July 31, 2010
Ultra Short Term Bond Fund	Royal Bank of Canada	$3,069,456
	Deutsche Bank AG	$13,476,135

Fund	Broker/Dealer	Dollar Amount of Securities Held
	Barclays Capital	$15,148,530
	CS First Boston Corp.	$20,404,422
	Goldman Sachs & Co.	$5,914,488
	JPMorgan Chase & Co.	$39,144,826
	Morgan Stanley & Co., Inc.	$53,169,723
	State Street Corp.	$2,675,999
	Wells Fargo & Co.	$5,001,426

For Funds with fiscal year ended August 31, 2010
Balanced Fund	Goldman Sachs & Co.	$4,701,785
	State Street Corp.	$2,838,147
	JPMorgan Chase & Co.	$10,066,956
	Citigroup, Inc.	$4,637,033
	Deutsche Bank AG	$539,763
	Barclays Capital	$561,638
	CS First Boston Corp.	$2,340,563
	Morgan Stanley & Co., Inc.	$2,559,873
	UBS Warburg LLC	$1,720,960
Conservative High Yield Fund	None	$0
Federal Securities Fund	Citigroup, Inc.	$13,297,464
	CS First Boston Corp.	$7,107,406
	Morgan Stanley & Co., Inc.	$20,393,503
	UBS Warburg LLC	$1,712,763
Greater China Fund	None	$0
International Stock Fund	CS First Boston Corp.	$2,812,356
	Deutsche Bank AG	$3,056,448

Mid Cap Growth Fund	None	$0

Oregon Intermediate Municipal Bond Fund	None	$0

Small Cap Growth Fund I	None	$0

Strategic Investor Fund	Morgan Stanley & Co., Inc.	$7,979,314
	JPMorgan Chase & Co.	$14,732,745

Technology Fund	None	$0

For Funds with fiscal year ended September 30, 2009
Contrarian Core Fund	Citigroup, Inc	$9,425,910
	JPMorgan Chase & Co.	$14,899,532
	State Street Corp.	$8,733,354
	Goldman Sachs & Co.	$16,192,960

Dividend Income Fund	JPMorgan Chase & Co.	$45,227,160
	Morgan Stanley & Co., Inc.	$14,808,000

Large Cap Growth Fund	Morgan Stanley & Co., Inc.	$10,812,308

Small Cap Core Fund	None	$0

For the Fund with fiscal year ended October 31, 2009
Connecticut Tax-Exempt Fund	None	$0

For the Fund with fiscal period ended December 31, 2009
Real Estate Equity Fund	None	$0

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor and the Adviser, may pay significant amounts to financial intermediaries (as defined below), including other Ameriprise Financial affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support with respect to the Columbia Funds vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. The Board has authorized each Fund to pay up to 0.20% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and/or other Ameriprise Financial affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Columbia Funds to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments with Respect to the Columbia Funds from the Distributor and/

or other Ameriprise Financial Affiliates

•	ADP Broker-Dealer, Inc.
•	American Century Investment Management
•	Ameriprise Financial Services, Inc.*
•	Ameriprise Advisors Services, Inc.*
•	Ascensus, Inc.
•	Bank of America, N.A.
•	Benefit Plan Administrators
•	Boston Financial Data Services, Inc.
•	Charles Schwab & Co.
•	Charles Schwab Trust Co.
•	Citigroup Global Markets Inc.
•	City National Bank
•	CPI Qualified Plan Consultants
•	Daily Access Concepts, Inc.
•	Digital Retirement Solutions
•	Edward D. Jones & Co., L.P.
•	ExpertPlan
•	Fidelity Investments Institutional Operations Co.
•	Fidelity Brokerage Services, LLC
•	First National Bank of Omaha
•	Genworth Life and Annuity Insurance Company
•	Genworth Life Insurance Company of New York
•	GPC Securities, Inc.
•	The Guardian Insurance & Annuity Company, Inc.
•	GWFS Equities, Inc.
•	Hartford Securities Distribution Company Inc.
•	Hartford Life Insurance Company
•	Hewitt Associates LLC
•	ICMA Retirement Corporation
•	ING Life Insurance and Annuity Company
•	ING Institutional Plan Services, LLP
•	John Hancock Life Insurance Company (USA)
•	John Hancock Life Insurance Company of New York
•	JP Morgan Retirement Plan Services LLC

•	Kaufman and Goble Associates
•	Lincoln Retirement Services Co. LLC
•	LPL Financial Services, Inc.
•	Marshall & Ilsley Trust Company
•	Massachusetts Mutual Life Insurance Company
•	Mercer HR Services, LLC
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Mid Atlantic Capital Corporation
•	Minnesota Life Insurance Company
•	Morgan Stanley & Co., Incorporated
•	Morgan Stanley Smith Barney LLC
•	MSCS Financial Services, LLC
•	Nationwide Investment Services, Inc.
•	Newport Retirement Services, Inc.
•	New York State Deferred Compensation Plan
•	NYLife Distributors LLC
•	Pension Specialists
•	Plan Administrators Inc
•	PNC Advisors
•	Princeton Retirement Group
•	Principal Life Insurance Company
•	Prudential Insurance Company of America
•	Prudential Retirement Insurance & Annuity Co.
•	Reliance Trust Company
•	Standard Insurance Company
•	Standard Retirement Services, Inc.
•	The Retirement Plan Company
•	TD Ameritrade Clearing Inc.
•	TD Ameritrade Trust Company
•	Teachers Insurance and Annuity Association of America
•	T. Rowe Price Retirement Plan Services
•	T. Rowe Price Investment Services, Inc.
•	The Vanguard Group, Inc.
•	UMB Bank
•	Unified Trust Company, N.A.
•	UPromise Investments, Inc.
•	VALIC Retirement Services Company
•	Vertical Management Systems Inc
•	Wachovia Bank, N.A.
•	Wachovia Securities, LLC
•	Wells Fargo Bank, N.A.
•	Wells Fargo Funds Management, LLC
•	Wilmington Trust Corporation
•	Wilmington Trust Retirement & Institutional Services Company

*	Ameriprise Financial affiliate

The Distributor and/or other Ameriprise Financial affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Ameriprise Financial affiliates.

The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and the Adviser may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary. The Distributor and affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries. Such increased payments may enable the financial intermediaries to offset credits that they may provide to their customers.

As of the date of this SAI, the Distributor and/or the Adviser had agreed to make marketing support payments with respect to the Columbia Funds to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments with Respect to the Columbia Funds from the Distributor and/or other Ameriprise Financial Affiliates

•	AIG Advisor Group
•	Ameriprise Financial Services, Inc.*
•	AXA Advisors, LLC
•	Bank of America, N.A.
•	Citigroup Global Markets Inc.
•	Commonwealth Financial Network
•	Fidelity Brokerage Services, Inc.
•	J.J.B. Hilliard, W.L. Lyons, Inc.
•	JP Morgan Chase Bank
•	Lincoln Financial Advisors Corp.
•	Linsco/Private Ledger Corp.
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Morgan Stanley & Co. Incorporated
•	Morgan Stanley Smith Barney, LLC
•	National Financial Services LLC
•	Oppenheimer & Co Inc.
•	Pershing LLC
•	Prudential Investment Management Services, LLC
•	Raymond James & Associates, Inc.

•	RBC Capital Markets Inc.
•	Securities America
•	UBS Financial Services Inc.
•	UVEST Financial Services Group, Inc.
•	Vanguard Brokerage Services
•	Wachovia Securities LLC
•	Wells Fargo Investments, LLC

*	Ameriprise Financial affiliate

The Distributor and/or the Adviser may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class Ba Shares		Class C Shares	Class I Shares	Class R Shares	Class R4 Shares		Class R5 Shares		Class T Shares		Class W Shares	Class Y Shares	Class Z Shares	Other
Balanced Fund	✓	✓		✓		✓	✓	[c]	✓	[c]					✓
Bond Fund	✓	✓	[c]	✓	✓						✓	[c]	✓	✓	✓
Connecticut Tax-Exempt Fund	✓	✓		✓											✓
Conservative High Yield Fund	✓	✓		✓										✓	✓
Contrarian Core Fund	✓	✓		✓	✓	✓	✓	[c]			✓		✓		✓
Corporate Income Fund	✓	✓		✓	✓								✓		✓
Dividend Income Fund	✓	✓		✓	✓	✓					✓		✓		✓
Emerging Markets Fund	✓			✓	✓	✓							✓		✓
Energy and Natural Resources Fund	✓	✓	[c]	✓	✓	✓	✓	[c]							✓
Federal Securities Fund	✓	✓		✓											✓
Greater China Fund	✓	✓		✓											✓
High Yield Municipal Fund	✓	✓		✓											✓
High Yield Opportunity Fund	✓	✓		✓											✓
Intermediate Bond Fund	✓	✓		✓	✓	✓							✓		✓
International Bond Fund	✓			✓	✓										✓
International Stock Fund	✓	✓		✓										✓	✓
Large Cap Growth Fund	✓	✓		✓	✓	✓	✓	[c]	✓	[c]	✓		✓	✓	✓	✓	[b]
Mid Cap Growth Fund	✓	✓		✓	✓	✓			✓	[c]	✓		✓	✓	✓
Oregon Intermediate Municipal Bond Fund	✓	✓		✓											✓
Pacific/Asia Fund	✓			✓	✓										✓
Real Estate Equity Fund	✓	✓		✓	✓	✓	✓	[c]	✓	[c]			✓		✓
Select Large Cap Growth Fund	✓			✓	✓	✓							✓		✓
Small Cap Core Fund	✓	✓		✓	✓						✓		✓		✓
Small Cap Growth Fund I	✓	✓		✓	✓	✓								✓	✓
Small Cap Value Fund I	✓	✓		✓	✓	✓								✓	✓
Strategic Income Fund	✓	✓		✓		✓	✓	[c]	✓	[c]			✓		✓
Strategic Investor Fund	✓	✓		✓	✓	✓							✓	✓	✓
Technology Fund	✓	✓		✓											✓
Ultra Short Term Bond Fund																✓	[d]
U.S. Treasury Index Fund	✓	✓		✓	✓										✓
Value and Restructuring Fund	✓			✓	✓	✓							✓		✓

[a]

Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Funds by the Funds’ existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund for Class B shares of the Funds. See the prospectuses for Class B shares of the Funds for details.

[b]	The Columbia Large Cap Growth Fund also offers Class E shares and Class F shares. See the prospectuses for Class E shares and Class F shares for details.
[c]	Classes have not yet commenced operations as of the date of this SAI.
[d]	Ultra Short Term Bond Fund offers only a single class of shares.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of a Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of a Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust voluntarily has undertaken to hold a shareholder meeting at which the Board would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies on the Board except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by holders of a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in a Fund’s prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectuses for Class B shares of the Funds, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f–1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans)

The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged. Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account. Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

In addition to the eligible investors described in the prospectuses, the investors listed below can buy Class A shares, Class E shares or Class T shares, without paying a front-end sales charge:

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

Class I shares are only available to the Funds and are sold without a front-end sales charge.

Class R, Class R4 and Class R5 shares are offered to certain institutional investors identified in the Fund’s prospectus. Class R, Class R4 and Class R5 shares are sold without a front-end sales charge.

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Fund when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the prospectuses.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

In addition to the redemptions eligible for CDSC waivers described in the prospectuses, shareholders won’t pay a CDSC in the following circumstances:

Disability: For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

Health savings accounts: For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

Medical payments: For shares purchased prior to September 7, 2010, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

Systematic Withdrawal Plan (SWP): For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code, following normal retirement or the attainment of age 59 1/2 for shares purchased prior to September 7, 2010.**

Loans from qualified retirement plans: For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.
**	For direct trades on non-prototype retirement accounts where the date of birth of the Fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class I shares, Class R shares, Class R4 shares, Class R5 shares and Class W shares are sold without a CDSC.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Adviser’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs), if any, may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations generally permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year. For taxable years beginning after December 22, 2010, a regulated investment company may also elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

Although there are means by which the Fund can “cure” failures to meet the income and diversification tests described above, including, in some cases, by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets, if, for any taxable year, a Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 (or November 30 if the Fund is permitted to elect and so elects) are treated as arising on January 1 of the following calendar year. A Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. A Fund is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the previous regime described above. The Fund must use any such carryforwards, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused. Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios

Some Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (i.e., “passed through” to) its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s U.S. federal income tax liability. Therefore, to the extent a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio intends to manage its assets, income and distributions in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Fund makes distributions of income received by such Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

Any investment by a Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in equity securities of a REIT or another regulated investment company also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT, a regulated investment company, or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report Capital Gain Dividends, if any, in a written notice, generally an IRS Form 1099, mailed by the Fund to its shareholders.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If Fund shares are sold at a loss after being held for six months or less, the loss will generally be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares. However, this loss disallowance does not apply with respect to redemptions of Fund shares with a holding period beginning after December 22, 2010 if such Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends on at least a monthly basis (as would typically be the case for tax-exempt money market funds).

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

Certain Funds may qualify for and make the election; however, even if a Fund qualifies for the election for any year, it may determine not to make the election for such year. If a Fund does not so qualify or qualifies but does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from payments to the Fund. A Fund will notify its shareholders in a written statement, generally an IRS Form 1099, if it has elected for the foreign taxes paid by it to “pass through” for that year.

In general, if a Fund makes the election, the Fund itself will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders generally shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction, provided that any applicable holding period and other requirements have been met. If a shareholder claims a credit for foreign taxes paid, in general, the credit will be subject to certain limits. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations. Certain of the Funds intend to so qualify and are designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax (each such qualifying Fund, a “Tax-Exempt Fund”).

Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to shareholders as described earlier. Each Tax-Exempt Fund will notify its shareholders in a written statement, generally an IRS Form 1099, of the portion of the distributions for the taxable year that constitutes exempt-interest dividends. In general, if an amount of the Tax-Exempt Fund’s distribution reported as an exempt-interest dividend exceeds the Tax-Exempt Fund’s net-exempt interest, the amount so qualifying as tax-exempt will be scaled back to the allocable amount of its net-exempt income. In such a case, each Tax-Exempt Fund shareholder must proportionately reduce the amount of the dividend it treats as tax-exempt, and will generally include the excess amount as a taxable dividend to the extent of certain disallowed deductions and thereafter as a return of capital. For taxable years beginning after December 22, 2010, the excess amount will generally be treated as entirely a return of capital. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of a Tax-Exempt Fund’s exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described earlier).

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes; however, each state-specific Tax-Exempt Fund generally invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state’s personal income tax (but not necessarily local taxes or taxes of other states). You should consult your tax advisor to discuss the tax consequences of your investment in a Tax-Exempt Fund.

Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (“AMT”). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Special Tax Considerations Pertaining to Funds of Funds

Certain Funds (each such fund, a “Fund of Funds”) invest their assets primarily in shares of other mutual funds, ETFs or other companies that are regulated investment companies (collectively, “underlying funds”). Consequently, their distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund of Funds will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the Fund of Funds recognizes its shares of those losses (so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a Fund of Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund of Funds will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules may apply to sales of underlying fund shares by a Fund of Funds that have generated losses. As discussed above, a wash sale occurs if shares of an underlying fund are sold by a Fund of Funds at a loss and the Fund of Funds acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses of a Fund of

Funds on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by a Fund of Funds on the sale of shares of an underlying fund to be deferred (or, in some cases, permanently disallowed). This may occur if the underlying fund is a closed-end fund and the Fund of Funds and that underlying fund are part of the same “controlled group” (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, a Fund of Funds and an underlying fund will be part of the same controlled group if the Fund of Funds owns more than 50% of the total outstanding voting securities of the underlying fund.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund of Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund of Funds invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund of Funds (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction) will not necessarily be the same as it would have been had the Fund of Funds invested directly in the securities held by the underlying funds.

If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as “qualified dividend income,” as discussed below, then the Fund of Funds is permitted, in turn, to designate a portion of its distributions as “qualified dividend income,” provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund. If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund.

For taxable years beginning on or before December 22, 2010, a Fund of Funds cannot pass through to its shareholders exempt-interest dividends it receives from underlying funds. Similarly, for taxable years beginning on or before December 22, 2010, a Fund of Funds cannot pass through to its shareholders foreign taxes paid by underlying funds to enable shareholders of the Fund of Funds to claim a tax credit or deduction with respect to such taxes.

For taxable years beginning after December 22, 2010, a “qualifying fund of funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year) will be able to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of interest on tax-exempt obligations and exempt-interest dividends it receives from underlying funds. For further considerations pertaining to exempt-interest dividends, see “Special Tax Considerations Pertaining to Tax-Exempt Funds,” above. Further, for taxable years beginning after December 22, 2010, a qualifying fund of funds will be able to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund of Funds or paid by an underlying fund that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund of Funds will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund of Funds qualifies to make the election for any year, it may determine not make the election for such year. For further considerations pertaining to foreign taxes paid by a Fund, see “Foreign Taxes” above.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013.

For taxable years beginning before January 1, 2013, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gain rate, which, as described above, generally is 15%. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2013. In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends (defined below). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Unless Congress enacts legislation providing otherwise, the rate of backup withholding is set to increase to 31% for amounts distributed or paid after December 31, 2012.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined below) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2012, distributions made to foreign shareholders and properly reported by a Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption for interest-related dividends does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must report a distribution as such in a written notice, generally an IRS Form 1099, mailed to its shareholders. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2012, “short term capital gain dividends” (defined below), are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. Short-term capital gain dividends are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and reported as such by the Fund in a written notice, generally an IRS Form 1099, mailed by the Fund to its shareholders.

It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends with respect to taxable years of a Fund beginning on or after January 1, 2012 and what the terms of any such extension would be. Even if permitted to do so, each Fund provides no assurance that it will report any distributions as interest-related dividends or short-term capital gain dividends. Further, the exemptions from withholding for interest-related dividends and short-term capital gain dividends expired for the period from December 31, 2009 to December 17, 2010. All Funds were required to withhold with respect to such distributions made during that period, but for the enactment of legislation retroactively reinstating the exemptions. Federal tax legislation provides that the Funds are not liable to shareholders for any withholding performed by a fund with respect to distributions made during that period.

In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs – defined generally as any interest in U.S. real property or any equity interest in a USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC.

If a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs generally will retain their character as such in the hands of the Fund’s foreign shareholders. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2012, if a Fund was a USRPHC or would have been a USRPHC but for certain of the above-mentioned exceptions, similar rules generally also applied to any non-REIT USRPI gains recognized by the Fund directly or indirectly through certain lower-tier regulated investment companies. It is currently unclear whether Congress will extend such application for distributions made on or after January 1, 2012 and what the terms of any such extension would be.

In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, such withholding generally was not required with respect to amounts paid in redemption of shares of a Fund if it was a domestically controlled USRPHC, or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled USRPHCs. It is currently unclear whether Congress will extend this exemption from withholding for redemptions made on or after January 1, 2012 and what the terms of any such extension would be. Unless and until such legislation is enacted, beginning on January 1, 2012, withholding is required in respect of amounts paid in redemption of shares of a Fund by a greater-than-5% foreign shareholder if the Fund is a USRPHC, without regard to whether the Fund or any regulated investment company in which it invests is domestically controlled.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

If a Fund qualifies and makes an election to pass through foreign taxes to its shareholders, as described earlier, foreign shareholders of the Fund generally will be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Shareholder Reporting Requirements Regarding Foreign Bank and Financial Accounts and Other Foreign Financial Assets

Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in a Fund’s “specified foreign financial assets,” if any, falls within this requirement. In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of both of these reporting requirements.

Other Reporting and Withholding Requirements

New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure, including by a U.S. person, to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued only limited guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by a Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends), will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of September 30, 2010 (or as of October 31, 2010 for CMG Ultra Short Term Bond Fund), the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Bond Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	231,713.9370	13.88%

Columbia Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	128,858.1120	7.72%

Columbia Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	16,991.9580	6.48%

Columbia Bond Fund Class C	WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVE FL 13 MINNEAPOLIS MN 55402-2323	13,245.4760	5.05%

Columbia Bond Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	261.0300	100.00%

Columbia Bond Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	261.2970	100.00%

Columbia Bond Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,792,527.4810	99.93%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	44,395,590.7660	61.41%

Columbia Bond Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	4,737,302.7060	6.55%

Columbia Corporate Income Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	620,044.1290	7.11%

Columbia Corporate Income Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	641,588.8450	7.36%

Columbia Corporate Income Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	128,497.3820	22.27%

Columbia Corporate Income Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	234,458.5820	20.29%

Columbia Corporate Income Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	254.1810	100.00%

Columbia Corporate Income Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	254.1750	100.00%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Corporate Income Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	22,719,786.0950	59.54%

Columbia Corporate Income Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	5,023,009.6700	13.16%

Columbia Emerging Markets Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	147,904.2740	22.96%

Columbia Emerging Markets Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	43,259.0470	27.49%

Columbia Emerging Markets Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	10,035.0910	6.38%

Columbia Emerging Markets Fund Class C	NFS LLC FEBO FMT CO CUST R/O IRA FBO ERIC K LIEW 3419 CROSS CREEK CIR WOOSTER OH 44691-1863	8,216.2920	5.22%

Columbia Emerging Markets Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	213.4930	100.00%

Columbia Emerging Markets Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	213.6750	100.00%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Emerging Markets Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	213.6750	100.00%

Columbia Emerging Markets Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	10,150,197.9010	31.06%

Columbia Emerging Markets Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	8,889,579.8000	27.20%

Columbia Emerging Markets Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	2,144,861.4930	6.56%

Columbia Emerging Markets Fund Class Z	NFS LLC FEBO SMALL GRAT LLC 35 EAGLE DR SHARON MA 02067-2907	2,112,423.0010	6.46%

Columbia Emerging Markets Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	2,015,460.5900	6.17%

Columbia Energy & Natural Resources Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	214,418.7330	8.63%

Columbia Energy & Natural Resources Fund Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	159,151.2010	6.41%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Energy & Natural Resources Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	138,725.2940	15.93%

Columbia Energy & Natural Resources Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	132.8370	100.00%

Columbia Energy & Natural Resources Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	133.2620	100.00%

Columbia Energy & Natural Resources Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	6,155,878.0700	19.19%

Columbia Energy & Natural Resources Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	6,140,791.7260	19.14%

Columbia Energy & Natural Resources Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	2,048,545.0140	6.39%

Columbia Energy & Natural Resources Fund Class Z	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS P.O. BOX 2226 OMAHA NE 68103-2226	1,649,852.0080	5.14%

Columbia Energy & Natural Resources Fund Class Z	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9046	1,635,431.9370	5.10%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Intermediate Bond Fund Class A	NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST STE 2700 LOS ANGELES CA 90015-2211	3,523,035.6830	18.82%

Columbia Intermediate Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	654,794.7180	29.59%

Columbia Intermediate Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	839,859.8690	23.36%

Columbia Intermediate Bond Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	456,912.3270	12.71%

Columbia Intermediate Bond Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	187,152.6570	5.21%

Columbia Intermediate Bond Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	271.5510	100.00%

Columbia Intermediate Bond Fund Class R	FRONTIER TRUST CO FBO REGGIO REGISTER CO INC 401K P.O. BOX 10758 FARGO ND 58106-0758	42,853.8020	18.90%

Columbia Intermediate Bond Fund Class R	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	37,728.4780	16.64%

Columbia Intermediate Bond Fund Class R	MG TRUST COMPANY CUST, FBO GREGORY PHILLIES, MD, PC 700 17TH ST STE 300 DENVER CO 80202-3531	18,019.8790	7.95%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Intermediate Bond Fund Class R	FRONTIER TRUST CO FBO THOMAS J KING JR D D S PC P P.O. BOX 10758 FARGO ND 58106-0758	14,940.0210	6.59%

Columbia Intermediate Bond Fund Class R	RAYMOND JAMES & ASSOC INC FBO THOMAS C DAVIS & STEVEN J DAVIS TTEE SB DAVIS COMPANY PSP 2695 ELMRIDGE DR NW GRAND RAPIDS MI 49534-1302	14,292.6100	6.31%

Columbia Intermediate Bond Fund Class R	FRONTIER TRUST CO FBO AUBURN MANUFACTORING INC RETIREMENT P.O. BOX 10758 FARGO ND 58106-0758	14,250.9170	6.29%

Columbia Intermediate Bond Fund Class R	MG TRUST CO CUST FBO ALERT AMBULANCE SERVICE INC 401K 700 17TH ST STE 300 DENVER CO 80202-3531	13,146.7720	5.80%

Columbia Intermediate Bond Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	271.5410	100.00%

Columbia Intermediate Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	108,767,489.3180	50.20%

Columbia Intermediate Bond Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	14,809,519.3880	6.83%

Columbia Intermediate Bond Fund Class Z	CITIGROUP GLOBAL MARKETS, INC. BOOK ENTRY ACCOUNT ATTN: MATT MAESRI MUTUAL FUNDS DEPT 333 W 34TH ST 7TH FL NEW YORK NY 10001-2402	12,546,091.5630	5.79%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Intermediate Bond Fund Class Z	COLUMBIA MANAGEMENT ADVISORS INC FBO COL MODERATE GROWTH NY 529 ATTN: JIM MARIN 245 SUMMER ST FL 3 BOSTON MA 02210-1133	11,200,007.2990	5.17%

Columbia Pacific/Asia Fund Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9046	55,928.8560	43.67%

Columbia Pacific/Asia Fund Class A	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10,252.7010	8.01%

Columbia Pacific/Asia Fund Class A	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	6,500.1570	5.08%

Columbia Pacific/Asia Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	2,677.2470	44.60%

Columbia Pacific/Asia Fund Class C	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,899.6370	31.64%

Columbia Pacific/Asia Fund Class C	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	733.6400	12.22%

Columbia Pacific/Asia Fund Class C	FIRST CLEARING LLC BETTY JEAN GHOSH TR BETTY JEAN GHOSH TTEE 245 KUIKAHI ST HILO HI 96720-2223	518.4120	8.64%

Columbia Pacific/Asia Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	316.8570	100.00%

Columbia Pacific/Asia Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,454,249.1510	31.17%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Pacific/Asia Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	1,059,953.6000	22.72%

Columbia Pacific/Asia Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	689,282.3110	14.77%

Columbia Pacific/Asia Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	448,523.2660	9.61%

Columbia Select Large Cap Growth Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	55,033.4560	18.55%

Columbia Select Large Cap Growth Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	53,383.4870	17.99%

Columbia Select Large Cap Growth Fund Class C	BARCLAYS CAPITAL INC. 70 HUDSON STREET, 7TH FL JERSEY CITY NJ 07302-4585	40,192.9260	13.55%

Columbia Select Large Cap Growth Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	39,009.9630	13.15%

Columbia Select Large Cap Growth Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	222.6180	100.00%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Select Large Cap Growth Fund Class R	WILMINGTON TRUST RISC CUST FBO WATTEREDGE INC EMPLOYEE SP P.O. BOX 52129 PHOENIX AZ 85072-2129	32,236.3850	25.92%

Columbia Select Large Cap Growth Fund Class R	FRONTIER TRUST CO FBO NETWORK ADJUSTERS INC 401 P.O. BOX 10758 FARGO ND 58106-0758	20,152.4090	16.20%

Columbia Select Large Cap Growth Fund Class R	FRONTIER TRUST CO FBO CROSE & LEMKE CONSTRUCTION INC P.O. BOX 10758 FARGO ND 58106-0758	16,854.7500	13.55%

Columbia Select Large Cap Growth Fund Class R	WILMINGTON TRUST RISC CUST FBO INDUSTRIAL ENERGY P.O. BOX 52129 PHOENIX AZ 85072-2129	16,817.0710	13.52%

Columbia Select Large Cap Growth Fund Class R	ORCHARD TRUST CO LLC CUST OPP FUNDS RECORDK PRO RET PL 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111	14,565.8440	11.71%

Columbia Select Large Cap Growth Fund Class R	FRONTIER TRUST CO FBO REGGIO REGISTER CO INC 401K P.O. BOX 10758 FARGO ND 58106-0758	11,303.0530	9.09%

Columbia Select Large Cap Growth Fund Class R	FRONTIER TRUST CO FBO JACKSIN SERVICES INC 401K RETIR PO BOX 10758 FARGO ND 58106-0758	8,346.9230	6.71%

Columbia Select Large Cap Growth Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	224.0140	100.00%

Columbia Select Large Cap Growth Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	174,231,681.5130	84.37%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Select Large Cap Growth Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	14,103,428.4260	6.83%

Columbia U.S. Treasury Index Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,061,274.4000	25.34%

Columbia U.S. Treasury Index Fund Class A	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC FBO MUTUAL FUND CLIENTS 100 MULBERRY ST NEWARK NJ 07102-4056	214,763.4460	5.13%

Columbia U.S. Treasury Index Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	131,479.8590	28.71%

Columbia U.S. Treasury Index Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	155,004.3560	9.81%

Columbia U.S. Treasury Index Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	131,912.6590	8.35%

Columbia U.S. Treasury Index Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	212.6280	100.00%

Columbia U.S. Treasury Index Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	7,739,343.1240	30.12%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia U.S. Treasury Index Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,658,883.9410	14.24%

Columbia Value and Restructuring Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	220,043.2390	15.07%

Columbia Value and Restructuring Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	118,452.3790	8.11%

Columbia Value and Restructuring Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	57.5110	100.00%

Columbia Value and Restructuring Fund Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	349,799.6330	26.16%

Columbia Value and Restructuring Fund Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	258,023.3540	19.30%

Columbia Value and Restructuring Fund Class R	JPMORGAN CHASE BANK CUST FBO HUTAMAKI LONG TERM SAVINGS & INVESTMENT PLAN C/O JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	198,346.9220	14.84%

Columbia Value and Restructuring Fund Class R	JPMORGAN CHASE BANK CUST FBO HUTAMAKI LONG TERM SAVINGS & INVESTMENT PLAN C/O JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	74,367.5070	5.56%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Value and Restructuring Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	57.4840	100.00%

Columbia Value and Restructuring Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	36,097,426.4100	27.49%

Columbia Value and Restructuring Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	20,424,748.5680	15.56%

Columbia Value and Restructuring Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	17,260,116.2440	13.15%

Columbia Value and Restructuring Fund Class Z	JOHN HANCOCK LIFE INSURANCE CO USA RPS SEG FUNDS & ACCOUNTING ET-7 601 CONGRESS ST BOSTON MA 02210-2804	7,670,245.0440	5.84%

Principal Holder Ownership of the Funds with fiscal year ending May 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia High Yield Opportunity Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6,720,428.1240	13.90%

Columbia High Yield Opportunity Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	4,206,538.9500	8.70%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia High Yield Opportunity Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	457,352.7670	13.33%

Columbia High Yield Opportunity Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	336,888.5590	9.82%

Columbia High Yield Opportunity Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	469,379.8150	14.22%

Columbia High Yield Opportunity Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	170,452.1540	5.16%

Columbia High Yield Opportunity Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	21,778,115.1400	76.46%

Columbia International Bond Fund Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	18,954.6860	17.89%

Columbia International Bond Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	13,295.4930	12.55%

Columbia International Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6,491.0000	16.54%

Columbia International Bond Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	2,824.4790	7.20%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia International Bond Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	220.4590	100.00%

Columbia International Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	820,950.2480	59.81%

Columbia International Bond Fund Class Z	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	516,099.7760	37.60%

Columbia Strategic Income Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	17,139,026.3850	10.32%

Columbia Strategic Income Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,512,579.0500	25.43%

Columbia Strategic Income Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	9,631,716.6250	29.10%

Columbia Strategic Income Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	1,863,775.5590	5.63%

Columbia Strategic Income Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	405.8440	100.00%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Strategic Income Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	405.8440	100.00%

Columbia Strategic Income Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	83,245,905.4230	71.01%

Columbia Strategic Income Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	9,992,474.6940	8.52%

Columbia Strategic Income Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	6,348,121.9690	5.42%

Principal Holder Ownership of the Funds with fiscal year ending June 30:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia High Yield Municipal Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	2,898,947.8830	35.14%

Columbia High Yield Municipal Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	518,408.6020	6.28%

Columbia High Yield Municipal Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	205,867.2160	36.48%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia High Yield Municipal Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	323,169.4900	32.44%

Columbia High Yield Municipal Fund Class C	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	54,017.2680	5.42%

Columbia High Yield Municipal Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	57,791,398.9660	81.53%

Columbia Small Cap Value Fund I Class A	ORCHARD TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD #2T2 GREENWOOD VLG CO 80111-5002	863,978.5170	5.32%

Columbia Small Cap Value Fund I Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	857,698.9710	5.28%

Columbia Small Cap Value Fund I Class A	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-001	847,944.5300	5.22%

Columbia Small Cap Value Fund I Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	63,970.2730	9.40%

Columbia Small Cap Value Fund I Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	330,773.3610	21.60%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Value Fund I Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	89,658.9020	5.85%

Columbia Small Cap Value Fund I Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	87,817.7670	5.73%

Columbia Small Cap Value Fund I Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	61.8810	100.00%

Columbia Small Cap Value Fund I Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	65.0530	100.00%

Columbia Small Cap Value Fund I Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	28,342.1690	98.89%

Columbia Small Cap Value Fund I Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	5,171,440.5480	24.27%

Columbia Small Cap Value Fund I Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	2,437,484.6220	11.44%

Columbia Small Cap Value Fund I Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,297,671.7490	6.09%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Value Fund I Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,285,600.5530	6.03%

Principal Holder Ownership of the Fund with fiscal year ending July 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
CMG Ultra Short Term Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	123,560,365.2470	98.78%

Principal Holder Ownership of the Funds with fiscal year ending August 31:

As of November 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” is listed below.

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Balanced Fund- Class A	TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON ST BOSTON MA 02116-5021	280,528.8430	8.66%

Columbia Balanced Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	184,962.1510	5.71%

Columbia Balanced Fund- Class A	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	169,261.4220	5.23%

Columbia Balanced Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	62,242.5720	22.93%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Balanced Fund- Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	18,784.4260	6.92%

Columbia Balanced Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	196,019.8050	17.02%

Columbia Balanced Fund- Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	156,239.1470	13.57%

Columbia Balanced Fund- Class C	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	121,492.2670	10.55%

Columbia Balanced Fund- Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	101.5430	100.00%

Columbia Balanced Fund- Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	1,369,193.9720	15.34%

Columbia Balanced Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	669,718.0910	7.50%

Columbia Balanced Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	540,956.6040	6.06%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Balanced Fund- Class Z	NFS LLC FEBO REGIONS BANK DBA KENNEBURT CO 250 RIVERCHASE PKWY E FL 5 BIRMINGHAM AL 35244-1832	488,272.9300	5.47%

Columbia Conservative High Yield Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	648,100.4780	6.35%

Columbia Conservative High Yield Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	483,996.8730	17.28%

Columbia Conservative High Yield Fund- Class B	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	261,858.2730	9.35%

Columbia Conservative High Yield Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	573,711.7560	14.42%

Columbia Conservative High Yield Fund- Class C	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	285,816.2640	7.18%

Columbia Conservative High Yield Fund- Class Y	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,587,782.1100	99.90%

Columbia Conservative High Yield Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	22,837,368.1110	42.26%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Conservative High Yield Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	3,869,506.4410	7.16%

Columbia Federal Securities Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	4,208,236.9300	9.92%

Columbia Federal Securities Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	429,863.5250	47.99%

Columbia Federal Securities Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	395,176.1930	39.72%

Columbia Federal Securities Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	4,193,757.7030	77.11%

Columbia Federal Securities Fund- Class Z	GOVERMENT SECURITIES PORTFOLIO ATTN BRIAN SMITH 101 TRYON ST CHARLOTTE NC 28280-0001	281,603.0390	5.18%

Columbia Greater China Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	272,646.3560	11.77%

Columbia Greater China Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	62,688.6800	19.42%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Greater China Fund- Class B	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	21,217.7940	6.57%

Columbia Greater China Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	211,234.7040	29.30%

Columbia Greater China Fund- Class C	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	44,840.6800	6.22%

Columbia Greater China Fund- Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	41,169.6160	5.71%

Columbia Greater China Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	377,617.7610	36.83%

Columbia Greater China Fund- Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	103,312.1800	10.08%

Columbia Greater China Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	70,248.1180	6.85%

Columbia International Stock Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,399,177.2010	12.04%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia International Stock Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	45,117.9770	12.81%

Columbia International Stock Fund- Class B	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	26,442.3710	7.51%

Columbia International Stock Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	200,189.3850	20.73%

Columbia International Stock Fund- Class C	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	52,059.9390	5.39%

Columbia International Stock Fund- Class Y	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,403,029.7780	99.93%

Columbia International Stock Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	14,551,349.4440	70.02%

Columbia Mid Cap Growth Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	756,160.2110	22.36%

Columbia Mid Cap Growth Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	82,364.7310	29.77%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Mid Cap Growth Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	89,289.0380	16.13%

Columbia Mid Cap Growth Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	60,513.2200	10.93%

Columbia Mid Cap Growth Fund- Class I	SSB AND TRUST CO AS AGENT FOR ASSET ALLOCATION ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	280,716.4100	54.79%

Columbia Mid Cap Growth Fund- Class I	SSB AND TRUST CO AS AGENT FOR ASSET ALLOCATION VS ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	152,278.4500	29.72%

Columbia Mid Cap Growth Fund- Class R	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	34,321.3070	13.21%

Columbia Mid Cap Growth Fund- Class R	PALACE ENTERTAINMENT TTEE FBO PALACE ENTERTAINMENT 401K 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	29,424.2450	11.32%

Columbia Mid Cap Growth Fund- Class R	COUNSEL TRUST DBA MATC FBO ANDERSON & VREELAND INC PSP 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	26,282.9150	10.12%

Columbia Mid Cap Growth Fund- Class R	CAPITAL BANK & TRUST CO TTEE F FALASCA MECHANICAL INC 401K 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	13,390.1330	5.15%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Mid Cap Growth Fund- Class T	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	153,999.1470	16.49%

Columbia Mid Cap Growth Fund- Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	110,2780	100.00%

Columbia Mid Cap Growth Fund- Class Y	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	619.0670	50.65%

Columbia Mid Cap Growth Fund- Class Y	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN TIM ARMBRUSTMACHER 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	603.2330	49.35%

Columbia Mid Cap Growth Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	19,653,122.4460	41.91%

Columbia Mid Cap Growth Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,958,815.9440	6.31%

Columbia Oregon Intermediate Municipal Bond Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	200,199.0450	8.89%

Columbia Oregon Intermediate Municipal Bond Fund- Class A	FIRST CLEARING LLC DS AND F LLC 2448 APPLEGATE ST PHILOMATH OR 97370-9267	186,579.4250	8.28%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Oregon Intermediate Municipal Bond Fund- Class A	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	177,747.9590	7.89%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	11,652.8710	43.63%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	3,890.0110	14.56%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	WEDBUSH MORGAN SECURITIES 1000 WILSHIRE BLVD LOS ANGELES CA 90017-2457	2,473.2030	9.26%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55474-0001	1,908.9460	7.15%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55474-0001	1,638.2450	6.13%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	WEDBUSH MORGAN SECURITIES 1000 WILSHIRE BLVD LOS ANGELES CA 90017-2457	1,615.7870	6.05%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,388.9830	5.20%

Columbia Oregon Intermediate Municipal Bond Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	228,340.110	16.60%

Columbia Oregon Intermediate Municipal Bond Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 90017-2457	1,615.7870	6.05%

Columbia Oregon Intermediate Municipal Bond Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,978,523.9390	5.64%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Growth Fund I- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,822.6780	10.10%

Columbia Small Cap Growth Fund I- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	187,937.5060	30.78%

Columbia Small Cap Growth Fund I- Class I	SSB AND TRUST CO AS AGENT FOR ASSET ALLOCATION FUND ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	162,519.2330	50.93%

Columbia Small Cap Growth Fund I- Class I	SSB AND TRUST CO AS AGENT FOR ASSET ALLOCATION FUND VS ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	88,080.4390	27.60%

Columbia Small Cap Growth Fund I- Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	94.2680	100.00%

Columbia Small Cap Growth Fund I- Class Y	ANCHORAGE POLICE & FIRE RETIREMENT SYSTEM ATTN CHARLES M LAIRD 360 DR MARTIN LUTHER KING JR AVE ANCHORAGE AK 99507-1222	574,338.8870	99.91%

Columbia Small Cap Growth Fund I- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	15,276,709.8220	50.51%

Columbia Small Cap Growth Fund I- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3,090,868.7130	10.22%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Growth Fund I- Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	1,968,735.4950	6.51%

Columbia Strategic Investor Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	589,276.3740	6.62%

Columbia Strategic Investor Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	341,294.8540	27.08%

Columbia Strategic Investor Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	182,790.1440	17.81%

Columbia Strategic Investor Fund- Class I	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55471-0508	146.9720	100.00%

Columbia Strategic Investor Fund- Class R	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55471-0508	147.3790	100.00%

Columbia Strategic Investor Fund- Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55471-0508	147.3190	100.00%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Strategic Investor Fund- Class Y	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	666,261.2160	99.89%

Columbia Strategic Investor Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	2,072,717.6990	6.21%

Columbia Technology Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	97,360.8710	13.36%

Columbia Technology Fund- Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	50,929.2520	6.99%

Columbia Technology Fund- Class B	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	38,094.3330	5.23%

Columbia Technology Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	914,315.8740	38.70%

Columbia Technology Fund- Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	184,062.7650	7.79%

Columbia Technology Fund- Class Z	VANGUARD FIDUCIARY TRUST COMPANY COLUMBIA TECHNOLOGY FUND PO BOX 2600 VALLEY FORGE PA 19482-2600	2,858,098.8470	19.69%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Technology Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	2,693,461.5070	18.56%

Columbia Technology Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,365,463.3780	9.41%

Columbia Technology Fund- Class Z	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	1,208,625.2240	8.33%

Columbia Technology Fund- Class Z	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFITS OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	846,190.0620	5.83%

Columbia Technology Fund- Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	809,729.2390	5.58%

Principal Holder Ownership of the Funds with fiscal year ending September 30:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Contrarian Core Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	55,204.9040	16.30%

Columbia Contrarian Core Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	400,538.8090	25.71%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Contrarian Core Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	196.8500	100.00%

Columbia Contrarian Core Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	198.0980	100.00%

Columbia Contrarian Core Fund Class T	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	2,904,076.6610	32.18%

Columbia Contrarian Core Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	198.0980	100.00%

Columbia Contrarian Core Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	11,895,818.9480	43.85%

Columbia Contrarian Core Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	1,742,073.6190	6.37%

Columbia Contrarian Core Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	1,646,036.7240	6.07%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Dividend Income Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,833,676.4450	6.39%

Columbia Dividend Income Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	323,006.5390	18.13%

Columbia Dividend Income Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,679,694.0770	21.34%

Columbia Dividend Income Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	505,894.0470	6.43%

Columbia Dividend Income Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	205.9310	100.00%

Columbia Dividend Income Fund Class R	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	354,054.4290	50.12%

Columbia Dividend Income Fund Class R	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	72,943.3090	10.33%

Columbia Dividend Income Fund Class R	CAPITAL BANK & TRUST CO TTEE F CHEMGLASS INC 401K 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	48,596.2770	6.88%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Dividend Income Fund Class T	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,729,484.3090	26.07%

Columbia Dividend Income Fund Class T	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,052,218.9670	15.86%

Columbia Dividend Income Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	206.1010	100.00%

Columbia Dividend Income Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	76,073,223.1810	58.11%

Columbia Dividend Income Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	9,604,889.3720	7.34%

Columbia Large Cap Growth Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	501,887.3690	6.97%

Columbia Large Cap Growth Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	93,881.2820	12.24%

Columbia Large Cap Growth Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	144,483.2790	17.15%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Large Cap Growth Fund Class F	BRIDGET NEUMANN ADVANTAGE PLAN TRUST C/O CHRISTOPHER M NEUMANN 2923 E LAKE RD SKANEATELES NY 13152-9003	3,133.0250	13.97%

Columbia Large Cap Growth Fund Class F	ANDREW NEUMANN ADVANTAGE PLAN TRUST C/O CHRISTOPHER M NEUMANN 2923 E LAKE RD SKANEATELES NY 13152-9003	3,132.6550	13.97%

Columbia Large Cap Growth Fund Class F	KAYLA HALL ADVANTAGE PLAN TRUST C/O MAUREEN HALL 49 RAYMOND PL STATEN ISLAND NY 10310-2231	2,804.7220	12.51%

Columbia Large Cap Growth Fund Class F	MIRANDA E KRAMER ADVANTAGE PLAN TRUST C/O LEIGH A NEUMANN 5203 SILVER FOX DR JAMESVILLE NY 13078-8742	2,617.7510	11.67%

Columbia Large Cap Growth Fund Class F	CLAIRE NEUMANN ADVANTAGE PLAN TRUST C/O ROBERT S NEUMANN 2923 E LAKE RD SKANEATELES NY 13152-9003	2,587.8420	11.54%

Columbia Large Cap Growth Fund Class F	LILY ELIZABETH KRAMER ADVANTAGE PLAN TRUST C/O LEIGH A NEUMANN 5203 SILVER FOX DR JAMESVILLE NY 13078-8742	2,582.3600	11.51%

Columbia Large Cap Growth Fund Class F	MATTHEW PATRICK NEUMANN ADVANTAGE PLAN TRUST C/O CHRISTOPHER M NEUMANN 2923 E LAKE RD SKANEATELES NY 13152-9003	2,572.5710	11.47%

Columbia Large Cap Growth Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	118.0360	100.00%

Columbia Large Cap Growth Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	120.8900	100.00%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Large Cap Growth Fund Class T	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,850,615.3180	26.36%

Columbia Large Cap Growth Fund Class W	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	120.8900	100.00%

Columbia Large Cap Growth Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,053,087.9350	99.94%

Columbia Large Cap Growth Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	15,661,903.8570	38.14%

Columbia Small Cap Core Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	725,948.6660	7.96%

Columbia Small Cap Core Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	456,353.2080	5.00%

Columbia Small Cap Core Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	237,992.1060	18.27%

Columbia Small Cap Core Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	223,748.8400	13.55%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Core Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	129,811.4340	7.86%

Columbia Small Cap Core Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	100,824.8620	6.11%

Columbia Small Cap Core Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	186.9860	100.00%

Columbia Small Cap Core Fund Class T	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,853,281.8600	32.82%

Columbia Small Cap Core Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	192.1600	100.00%

Columbia Small Cap Core Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	14,295,990.1260	47.59%

Columbia Small Cap Core Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,431,874.4850	11.42%

Columbia Small Cap Core Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	2,230,417.1550	7.43%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Core Fund Class Z	FIDELITY INVSTMNTS INSTITUTIONAL OPERATING CO FIIOC AGENT FBO CERTAIN EMP BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1987	1,612,451.1200	5.37%

Principal Holder Ownership of the Funds with fiscal year ending October 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia CT Tax-Exempt Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,458,758.9220	14.36%

Columbia CT Tax-Exempt Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	127,193.2490	31.57%

Columbia CT Tax-Exempt Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	378,486.5220	23.66%

Columbia CT Tax-Exempt Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	111,582.9250	6.98%

Columbia CT Tax-Exempt Fund Class C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	94,050.7650	5.88%

Columbia CT Tax-Exempt Fund Class Z	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	313.3810	100.00%

Principal Holder Ownership of the Fund with fiscal year ending December 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Real Estate Equity Fund Class A	FIRST CLEARING LLC BARRETT A TOAN & PAULA OBRIAN JT TEN 42 PORTLAND PL SAINT LOUIS MO 63108-1242	246,430.2830	11.89%

Columbia Real Estate Equity Fund Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	198,900.1270	9.64%

Columbia Real Estate Equity Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	38,577.2290	14.49%

Columbia Real Estate Equity Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	212.4040	100.00%

Columbia Real Estate Equity Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	212.7660	100.00%

Columbia Real Estate Equity Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	212.7660	100.00%

Columbia Real Estate Equity Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	10,537,887.6510	37.22%

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Real Estate Equity Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	5,884,378.3790	20.78%

As of September 30, 2010 (or as of October 31, 2010 for CMG Ultra Short Term Bond Fund), the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	46,188,118.2470	60.75%

Columbia Corporate Income Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	22,719,786.0950	46.74%

Columbia Emerging Markets Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	10,150,197.5000	30.32%

Columbia Emerging Markets Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	8,889,579.8000	26.55%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Intermediate Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	108,767,489.3180	45.05%

Columbia Pacific/Asia Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,454,249.1510	30.30%

Columbia Select Large Cap Growth Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	174,231,681.5130	62.53%

Columbia Value and Restructuring Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	36,097,426.4100	25.82%

Control Person Ownership of the Funds with fiscal year ending May 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia High Yield Opportunity Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	21,778,115.1400	26.07%

Columbia High Yield Municipal Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	57,791,398.9660	71.62%

Columbia International Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	820,950.2480	54.08%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia International Bond Fund	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	516,099.7760	34.00%

Columbia Strategic Income Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	83,245,905.4230	25.21%

Control Person Ownership of the Fund with fiscal year ending July 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
CMG Ultra Short Term Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	123,560,365.2470	98.78%

Control Person Ownership of the Funds with fiscal year ending August 31:

As of November 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below.

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Conservative High Yield Fund	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	24,425,150.2210	33.64%

Columbia International Stock Fund	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	15,954,379.2220	45.42%

Columbia Mid Cap Growth Fund	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	19,653,122.4460	37.21%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Small Cap Growth Fund I	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	15,276,709.8220	44.07%

Control Person Ownership of the Funds with fiscal year ending September 30:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Contrarian Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	11,895,878.9480	25.40%

Columbia Dividend Income Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	76,073,223.1810	58.11%

Columbia Large Cap Growth Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	16,714,991.7920	28.53%

Columbia Small Cap Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	14,295,990.1260	29.93%

Control Person Ownership of the Fund with fiscal year ending December 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Real Estate Equity Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	10,537,887.6510	33.79%

Bank of America, N.A. is a national banking association organized under the laws of the United States, 101 South Tryon Street, Charlotte, North Carolina 28255. FIM Funding, Inc. is a Massachusetts corporation, 401 North Tryon Street, Charlotte, North Carolina 28255. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A. and FIM Funding, Inc.

Charles Schwab & Co., Inc. is a California corporation, 211 Main Street, San Francisco, California 94105. The Charles Schwab Corporation is the ultimate parent company of Charles Schwab & Co., Inc.

LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as Legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result.

An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB – rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB – rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B – rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC – debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY FOR LEGACY COLUMBIA MANAGEMENT CLIENTS

EFFECTIVE MAY 1, 2010

Columbia Management Investment Advisers, LLC (CMIA) has adopted the attached Proxy Voting Policy for purposes of voting proxies of securities held in certain client accounts1, with the following changes:

•	References to Columbia Management Advisors, LLC and CMA are deemed to be references to Columbia Management Investment Advisers, LLC; and

•	References to Bank of America Corporation and BAC are deemed to be references to Ameriprise Financial, Inc.

In addition, the text of footnote 1 in the Proxy Voting Policy is hereby deleted and replaced with the following:

Ameriprise Financial, Inc., the corporate parent of Columbia Management Investment Advisers, LLC, and all of its numerous affiliates own, operate and have interests in many lines of business that may create or give rise to the appearance of a conflict of interest between Ameriprise Financial, Inc. or its affiliates and those of clients advised by Columbia Management Investment Advisers, LLC. For example, Ameriprise Financial, Inc. and its affiliates may have interests with respect to issuers of voting securities that could appear to or even actually conflict with Columbia Management Investment Advisers, LLC’s duty, in the proxy voting process, to act in the best economic interest of its clients.

[1]	On April 30, 2010, Ameriprise Financial, Inc., the parent company of CMIA, acquired from Bank of America, N.A. a portion of the asset management business of Columbia Management Group, LLC, the parent company of Columbia Management Advisors, LLC (“CMA”). In connection with this transaction, CMIA became the investment adviser of certain client accounts previously advised by CMA. CMIA will apply CMA’s Proxy Voting Policy to certain of these and other client accounts.

Columbia Management Advisors, LLC (“CMA”) – Proxy Voting Policy

Last Review Date:	April 2010
Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940 Form N-PX ERISA Department of Labor Bulletin 08-2 Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’ RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B – Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular

[1]	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will similarly disclose the circumstance and abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, or a material conflict of interest is otherwise determined to exist through the application of this Policy, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest – Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

Ownership Limits – Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1. New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3. Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4. Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5. Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

6. Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However,

CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)	Proxy Group in GWIM Investment Operations

Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management

Client Communications Regarding Proxy Matters	Client Service Group

Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

APPENDIX A – CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board; or

(vi)	CMA generally will vote AGAINST Director nominee of a company who is chief executive officer of another company on whose board the company’s chief executive officer sits (i.e. interlocking executives).

One a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor; served voted for the adoption of a poison pill without approval of shareholders), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•	Proposals to separate the role of Chairman of the Board and CEO.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA will generally vote FOR 162(m) bonus plans unless the Proxy Administrator recommends voting against a specific plan, in which case CMA will vote on a CASE-BY-CASE basis.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis:

•	In contested elections of directors. Proposals to adopt or eliminate cumulative voting.

•	CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR:

•

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards.

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Shareholder proposals to adopt a non-binding advisory vote on Executive Compensation (“Say on Pay”).

•

CMA recognizes that individual compensation committees are in the best position to determine the optimal design of share based plans. However, CMA generally prefers a greater use of restricted stock in place of stock options due to the greater uncertainty involved with the valuation of stock options at the time of issue.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

•

CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds 5% of the average number of shares outstanding for the last 3 years, or exceeds 1% of the average number of shares outstanding for the last 3 years (for directors only), CMA will vote on such proposals on a CASE-BY-CASE basis. CMA requires that management provide substantial justification for the repricing of options.

CMA will vote on a CASE-BY-CASE basis:

•	Proposals regarding approval of specific executive severance arrangements.

•	-Management proposals regarding “Say on Pay” (i.e. non-binding advisory vote on pay).

•	Proposals that involve awarding 50% or more of the equity shares of an equity-based compensation plan to the top five or fewer executives.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services exceeds 25% of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’s categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for anti-takeover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals

Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

___________________________________________________________________________________

___________________________________________________________________________________

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

___________________________________________________________________________________

___________________________________________________________________________________

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

___________________________________________________________________________________

___________________________________________________________________________________

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

___________________________________________________________________________________

___________________________________________________________________________________

Name:

Signed:

Date:

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR, AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations – Proxy Department

        or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

APPENDIX C — SALES CHARGE WAIVERS

Front-End Sales Charge Waivers

In addition to the eligible investors described in the prospectuses, the investors listed below can buy Class A shares, Class E shares or Class T shares, without paying a front-end sales charge:

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

Class I shares are only available to the Funds and are sold without a front-end sales charge.

Class R, Class R4 and Class R5 shares are offered to certain institutional investors identified in the Fund’s prospectus. Class R, Class R4 and Class R5 shares are sold without a front-end sales charge.

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

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Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Fund when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the prospectuses.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

In addition to the redemptions eligible for CDSC waivers described in the prospectuses, shareholders won’t pay a CDSC in the following circumstances:

Disability: For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

Health savings accounts: For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

Medical payments: For shares purchased prior to September 7, 2010, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

Systematic Withdrawal Plan (SWP): For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code, following normal retirement or the attainment of age 59 1/2 for shares purchased prior to September 7, 2010.**

Loans from qualified retirement plans: For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the Fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

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Class I shares, Class R shares, Class R4 shares, Class R5 shares and Class W shares are sold without a CDSC.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

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APPENDIX D — DESCRIPTION OF STATE RISK FACTORS

State Tax Exempt Funds

The state tax-exempt Funds invest primarily in municipal securities issued by a single state and political sub-divisions of that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of more geographically diversified funds, and may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. At times, the Fund and other accounts managed by the Adviser may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may focus on a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the values of shares of funds that invest more diversely. The yields on the securities in which the Funds invest generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific, tax-exempt investments makes the Funds more vulnerable to the relevant state’s economy and to factors affecting tax-exempt issuers in the state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or to repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

State Specific Information

Connecticut Tax-Exempt Fund’s investments are highly dependent on and sensitive to the general fiscal and economic stability of the State of Connecticut (“Connecticut” or the “State”), as well as the general fiscal and economic stability of Connecticut’s subdivisions, agencies, instrumentalities or authorities, which issue the securities in which the Fund invests. The following information supplements information set forth in Connecticut Tax-Exempt Fund’s prospectus, constitutes only a brief summary and does not purport to be a complete description of certain state-specific considerations and is provided to investors in view of Connecticut

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Tax-Exempt Fund’s policy of concentrating its investments in securities issued by issuers of a single state. The information is based on publicly available sources and has not been independently verified by the Adviser. It is expected that the information will be updated only on an annual basis and thus may be out of date at any time that you make an investment decision to purchase or sell shares of Connecticut Tax-Exempt Fund.

To the extent that any statements made below involve matters of forecasts, projections, assumptions, opinions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements has been or will be realized. All forecasts, projections, assumptions, opinions or estimates are “forward looking statements” that must be read with an abundance of caution and that may not be realized or may not occur in the future.

Connecticut

The following information relates specifically to Columbia Connecticut Tax-Exempt Fund. This summary does not purport to be a comprehensive description of all relevant facts for the Fund. Although the Fund has no reason to believe that the information summarized below is not correct in all material respects, such information has not been independently verified for accuracy or thoroughness. Rather, this information has been obtained from official statements, prospectuses and other disclosure provided in connection with various securities offerings of Connecticut and local agencies in Connecticut available as of the date of this Statement of Additional Information. The Fund assumes that all such material was prepared and published in a manner consistent with current standards of disclosure. Further, estimates and projections contained in the following information should not be construed as statements of fact. They are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved.

The Fund is more susceptible to factors adversely affecting issuers of Connecticut municipal securities than comparable municipal bond funds that do not focus on investments in Connecticut issuers.

Introduction. The State, together with the nation as a whole, is facing economic and fiscal challenges brought on by the current recession. These challenges for the State include fiscal year deficits and falling employment, among other issues. The State Office of Policy and Management monitors such matters and generally issues a report periodically estimating the current fiscal year deficit. The State Comptroller issues a similar report periodically. From time to time the legislature’s Office of Fiscal Analysis also issues reports covering these matters. The most current such information is described below under “State General Fund,” which should be considered together with the other information set forth herein.

The State’s current and projected fiscal and economic condition, as described herein, is subject to change based on a number of factors. Such factors include, but are not limited to: (a) developments with respect to the national economy as a whole, (b) developments with respect to the financial services sector of the economy, (c) developments in the world economy, and in particular commodity prices such as oil, (d) federal fiscal and economic policies, including fiscal stimulus efforts in general and the effect of such stimulus efforts in the State and the amount of federal aid to the State, (e) the extent to which the federal stimulus legislation, and in particular The American Recovery and Reinvestment Act of 2009 (the “ARRA”), as enacted and implemented, provides less federal aid to the State than was anticipated in the adopted biennial budget, and the resulting need to implement other revenue enhancements or expenditure reductions, and (f) the effect of the State’s constitutional balanced budget requirement and spending cap provisions on the adoption of the biennial budget and the effect spending constraints might have on the State’s economy. Such factors are continually changing, and no assurances can be given with respect to how such factors or other factors will materialize in the future or what effect they will have on the State’s fiscal and economic condition.

Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation, and gross state product (the market value of all final goods and services produced by labor and

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property located within the State), which demonstrated slower growth in the early 2000s, but expanded at a healthy pace in 2004, surpassing the New England and national growth rates. Since then, Connecticut’s annual growth in gross state product has performed better than the New England region, but mostly slower than the nation. Employment had gained approximately 66,800 jobs by late 2007 since it bottomed out in July of 2003, but in 2008 Connecticut lost jobs.

After enjoying an extraordinary boom during the late 1990s, Connecticut, as well as the rest of the northeast and the nation, experienced an economic slowdown during the recession of the early 2000s. The unemployment rate in the State reached its low of 2.3% in 2000, compared to New England’s average of 2.8% and the national average of 4.0%. After climbing to a high of 5.5% in 2003, Connecticut’s unemployment rate declined to 4.4% for 2006. The current recession brought the unemployment rate up to 5.1% for the first six months of 2008, compared to the New England average of 4.8% and the national average of 5.1% for the same period.

General Fund. The State finances most of its operations through its General Fund. However, certain State functions, such as the State’s transportation budget, are financed through other State funds. General Fund revenues are derived primarily from the collection of State taxes, including the personal income tax, the sales and use tax and the corporation business tax. Miscellaneous fees, receipts, transfers and unrestricted federal grants account for most of the other General Fund revenue. The State, as of the forecast date, expected to derive approximately 76 percent and 72 percent, respectively, of its General Fund revenues from taxes during the 2007-08 fiscal year and the 2008-09 fiscal year.

Budget for Fiscal Years 2007-2008 and 2008-2009. Although the General Assembly did not pass the biennial budget for fiscal years 2007-08 and 2008-09 prior to its adjournment date of June 6, 2007, in a subsequent special session, the General Assembly passed, and the Governor signed into law on June 26, 2007, the biennial budget for fiscal years 2007-08 and 2008-09. The budget for fiscal year 2007-08 included General Fund revenues of $16,315.6 million and net appropriations of $16,314.9 million, resulting in a projected surplus of $0.7 million The budget for fiscal year 2008-09 included General Fund revenues of $17,073.1 million and net appropriations of $17,072.3 million, resulting in a projected surplus of $0.8 million. Pursuant to Public Act No. 07-1 of the September Special Session of the General Assembly, the General Assembly made an additional appropriation of $0.7 million for clean contracting standards, thereby reducing the projected General Fund surplus for the 2008-09 fiscal year to $0.1 million.

The General Assembly also included in the biennial budget (i) the appropriation of $613.7 million of the anticipated fiscal year 2006-07 General Fund surplus funds to pay for various spending items, including $300 million to fund a portion of the State’s contribution to the Teachers’ Retirement Fund and $85 million for debt retirement, (ii) a reduction of lapses in the amount of $96.6 million and (iii) a transfer of $80 million of the anticipated fiscal year 2006-07 General Fund surplus to the budget for the fiscal year ending June 30, 2009, resulting in a net reduction in the anticipated 2006-07 surplus of $790.3 million. According to estimates of the Office of Fiscal Analysis, approximately $471.9 million of the appropriations were for one-time purposes and approximately $318.4 million of the appropriations were for on-going purposes.

The budget was $690.4 million above the expenditure cap in fiscal year 2007-08 and $28.2 million below the expenditure cap in fiscal year 2008-09. In accordance with the provisions of Article XXVIII of the Amendments to the Constitution, the Governor issued a declaration to exceed the State’s expenditure cap in fiscal year 2007-08. This declaration was ratified by a three-fifths vote of each house of the General Assembly.

Fiscal Year 2007-2008 Operations. Pursuant to the Comptroller’s financial statements provided on December 31, 2008, as of June 30, 2008, General Fund revenues were $16,418.8 million, General Fund expenditures and net miscellaneous adjustments were $16,319.4 million and the General Fund balance for the 2007-08 fiscal year was a surplus of $99.4 million The entire surplus was reserved for fiscal year 2008-09 spending.

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Governor’s Proposed Midterm Budget Adjustments. Per Section 4-71 of the Connecticut General Statutes, the Governor is required to submit a status report to the General Assembly on the biennial budget enacted in the previous year. The status report must include any recommendations for adjustments and revisions to the enacted budget.

On February 6, 2008 the Governor submitted to the General Assembly a status report including detailed projections of expenditures and revenues and proposed Midterm Budget Adjustments for the 2007-08 and 2008-09 fiscal years. The General Assembly convened on February 6, 2008 to consider the Governor’s proposed Midterm Budget Adjustments and adjourned on May 7, 2008. The legislature did not make any midterm budget adjustments for the 2008-09 fiscal year in the legislative session which ended May 7, 2008. However, in subsequent special sessions, $79 million was appropriated for energy relief programs in fiscal year 2008-09 and the 2007-08 surplus of $83.4 million, plus the transfer of $16 million pursuant to Section 91 of Public Act No. 07-1 of the June Special Session, was transferred for use in fiscal year 2008-09. In addition, the scheduled increase on July 1, 2008 in the oil companies tax from 7.0% to 7.5% was eliminated.

Fiscal Year 2008-2009 Operations. Pursuant to Section 4-66 of the Connecticut General Statutes, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on August 20, 2008 (as of the period ending July 31, 2008), September 22, 2008 (as of the period ending August 31, 2008), October 20, 2008 (as of the period ending September 30, 2008), November 20, 2008 (as of the period ending October 31, 2008) and December 20, 2008 (as of the period ending November 30, 2008), each for the General Fund for the 2008-09 fiscal year, the General Fund was estimated to have a deficit of $145.7 million, $302.4 million, $107.9 million, $356.3 million and $193.0 million, respectively. In the monthly estimate provided by the Office of Policy and Management on January 20, 2009 for the General Fund for the 2008-09 fiscal year, as of the period ending December 31, 2008, General Fund revenues were estimated at $16,098.0 million, General Fund expenditures and miscellaneous adjustments were estimated at $17,019.7 million and the General Fund was estimated to have a deficit of $921.7 million These revenue estimates include an estimated $40 million from tax amnesty program and $12 million from the escheat of unclaimed bottler deposits and transfers totaling $71.2 million from various funds to the General Fund per Public Act No. 08-1 of the November 24, Special Session and Public Act No. 09-1. The expenditure estimates included three allotment rescissions in 2008 totaling $157 million and two mitigation plans totaling $69.8 million per Public Act No. 08-1 of the November 24, 2008 Special Session and Public Act No. 09-1. The revenue estimates as of December 31, 2008 did not take into account any economic effect as a result of the changes in the financial and credit markets occurring after December 31, 2008 or during the remainder of the fiscal year. No assurances can be given that future report estimates will match the Office of Policy and Management’s prior estimates.

By statute, the State’s fiscal position is reported monthly by the Comptroller. In her monthly reports dated September 2, 2008, October 1, 2008 and November 3, 2008, the Comptroller generally agreed with the Office of Policy and Management’s projections as of the periods ending July 31, 2008, August 31, 2008 and September 30, 2008, respectively. In her monthly report dated December 1, 2008, the Comptroller’s estimate of the General Fund deficit for the 2008-09 fiscal year was $50 million higher than the Office of Policy and Management’s projection for the same period. In her monthly report dated January 2, 2009, the Comptroller’s estimate of the General Fund deficit for the 2008-09 fiscal year was $150 million higher than the Office of Policy and Management’s projections for the same period. In her monthly report dated February 2, 2009 for the period ending December 31, 2008, the Comptroller’s estimate of the General Fund deficit for the 2008-09 fiscal year was $1.1 billion, which amount was $172.9 million higher than the estimate of the Office of Policy and Management.

Pursuant to Section 4-85 of the Connecticut General Statutes, whenever the cumulative monthly financial statement issued by the Comptroller indicates a projected General Fund deficit greater than one percent of the total General Fund appropriations, the Governor is required within thirty days to file a report with the joint

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standing committees of the General Assembly on appropriations and on finance, revenue and bonding. The report must include a plan which the Governor must implement to modify agency allotments to the extent necessary to prevent a deficit. Should such plan result in a reduction of more than five percent of total appropriations, approval of the General Assembly would be required. Since July 2008, the Governor has exercised her authority under Section 4-85 of the Connecticut General Statutes in rescinding allotments totaling $157 million in General Fund expenditures. In addition, the Governor has proposed two deficit mitigation packages to address the then projected deficits that exceeded her allotment rescission authority. Public Act No. 08-1 of the November 24, 2008 Special Session and Public Act No. 09-1 were enacted by the General Assembly and resulted in an estimated $193.6 million in deficit mitigation. Even with these changes, on January 20, 2009, the Office of Policy and Management projected a $921.7 million deficit in the General Fund for the 2008-09 fiscal year.

The above projections are only estimates and the information in the monthly letters of the Office of Policy and Management to the Comptroller and in the Comptroller’s monthly reports contain only estimates and no assurances can be given that future events will materialize as estimated or that subsequent estimates, adjustments or audit or actions of the General Assembly will not indicate changes in the final result of the fiscal year 2008-09 operations of the General Fund.

Pursuant to the Comptroller’s unaudited preliminary financial results dated September 1, 2009, the Comptroller estimated the General Fund revenues for the 2008-09 fiscal year were $15,700.8 million, General Fund expenditures and miscellaneous adjustments were $16,626.7 million and the General Fund balance for the 2008-09 fiscal year was estimated to have a deficit of $925.9 million. The Comptroller indicated in her letter that under House Bill No. 6802, the General Assembly approved additional carry forward authority which is accounted for as part of the 2008-09 fiscal year deficit and therefore increases the deficit. Accordingly, the 2008-09 fiscal year deficit would increase to $947.6 million upon the act becoming law. House Bill No. 6802 became law after the date of the Comptroller’s September 1, 2009 results. Pursuant to Public Act No. 09-2 of the June Special Session, for the purpose of funding the deficit in the General Fund for the 2008-09 fiscal year, the Treasurer is authorized to issue notes of the State in an amount not to exceed the amount of such deficit and in such additional amounts as the Treasurer shall determine to pay the costs of issuance of any such notes and interest payable or accrued on such notes through June 30, 2011.

The above projections are only estimates and the information in the Comptroller’s report contains only estimates and no assurances can be given that future events will materialize as estimated or that subsequent estimates, adjustments or audit or actions of the General Assembly will not indicate changes in the final result of the fiscal year 2008-09 operations of the General Fund.

Budget for Fiscal Years 2009-2010 and 2010-2011. On June 3, 2009, the General Assembly adjourned its regular 2009 session without adopting a fiscal 2009-2011 biennial budget. Prior to adjournment, the General Assembly passed resolutions calling for a special session to take up matters related to adoption of a budget. The special session was immediately convened at the conclusion of the regular session. During the special session, the General Assembly passed a General Fund budget for the 2009-10 and 2010-11 fiscal years which was subsequently vetoed by the Governor.

The State continued to run its operations pursuant to executive orders issued by the Governor. Authorization to pay debt service on the State’s general obligation bonds remained unaffected. The executive orders directed all department heads and executive branch employees to limit purchases of goods and services and directed all department heads to utilize personnel and other resources in an effective and efficient manner, giving priority to programs that provide direct care services, administer justice and protect the public health and safety. The executive orders covered the months of July, August and the portion of September until the approval of an appropriation act for the fiscal year commencing July 1, 2009.

In a special session, the General Assembly passed the biennial budget for fiscal years 2009-10 and 2010-11 which subsequently became law on September 8, 2009. The enacted budget, Public Act No. 09-3 of June 2009

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Special Session, for fiscal year 2009-10 included General Fund revenues of $17,375.4 million and net appropriations of $17,374.6 million, resulting in a projected surplus of $0.8 million. The budget for fiscal year 2010-11 included General Fund revenues of $17,591.9 million and net appropriations of $17,591.0 million, resulting in a projected surplus of $0.9 million.

The enacted biennial budget raises net revenues from three major resources: 1) grants from the ARRA, 2) transfers from other State funds to the State’s General Fund and securitizations, and 3) net increases in taxes and miscellaneous fees. Federal grants from the ARRA for human services, education, and other economic related stimulus programs total $878.9 million in fiscal year 2009-10 and $594.8 million in fiscal year 2010-11. Major revenues from transfers of other State funds to the State’s General Fund and securitizations include (i) transferring Budget Reserve Funds of $1,039.7 million in fiscal year 2009-10 and $342.0 million in fiscal year 2010-11, and (ii) securitizing $1,290.7 million in fiscal year 2010-11 as amended by Public Act No. 09-7 of the September 2009 Special Session. The significant tax changes include: (i) an increase in the highest income tax rate to 6.5% from 5% for those with taxable incomes over $1 million for joint filers, $800,000 for heads of households, and $500,000 for single filers and married people filing separately, raising approximately $594.0 million in fiscal year 2009-10 and $400.0 million in fiscal year 2010-11; (ii) an imposition of a 10% corporation tax surcharge for the 2009, 2010, and 2011 income years on companies that have (1) $100 million or more in annual gross income in those years and (2) tax liability that exceeds the $250 minimum, raising approximately $74.1 million in fiscal year 2009-10 and $41.1 million in fiscal year 2010-11; (iii) an increase in the cigarette tax rate from $2.00 per pack to $3.00 per pack, raising approximately $94.9 million in fiscal year 2009-10 and $112.4 million in fiscal year 2010-11; (iv) changes in various fees, raising approximately a net total of $108.5 million in fiscal year 2009-10 and $105.9 million in fiscal year 2010-11, and (v) cuts in taxes, including (1) a reduction in the sales and use tax rate to 5.5% from 6%, and (2) a reduction in the estate and gift tax. The reduction of the sales and use tax rate effective January 1, 2010 is expected to result in a revenue loss of approximately $129.5 million in fiscal year 2009-10 and $268.0 million in fiscal year 2010-11. However, if any cumulative monthly financial statement issued by the Comptroller before January 1, 2010 indicated that the estimated gross tax revenue to the General Fund to the end of the fiscal year ending June 30, 2010 was at least 1% less than the adopted gross tax revenue to the General Fund for fiscal year 2009-10, the tax rate will remain at 6%. If any cumulative monthly financial statement issued after January 1, 2010, and on or before June 30, 2010, indicates that the estimated gross tax revenue to the General Fund to the end of the fiscal year ending June 30, 2010 is at least 1% less than the adopted gross tax revenue to the General Fund, the tax rate will remain at 6%. On the estate and gift taxes, the enacted law will (i) increase the threshold for the value of an estate or gift subject to the estate and gift taxes from $2 million to $3.5 million; (ii) reduce the marginal tax rates by 25%; and (iii) eliminate the tax cliff. These three measures were estimated to reduce revenues by approximately $5.9 million in fiscal year 2009-10 and $70.3 million in fiscal year 2010-11.

The significant changes in appropriations are from State employee personal services reductions, entitlement programs savings, and education grants reductions. Personal services reductions from concessions with a coalition of employee collective bargaining units including wage freezes and a Retirement Incentive Plan are expected to save approximately $191.0 million in fiscal year 2009-10 and $193.7 million in fiscal year 2010-11. Savings from entitlement programs include (i) eliminating nursing home rate increases in reimbursement levels under Medicaid, saving approximately $113.2 million in fiscal year 2009-10 and $162.2 million in fiscal year 2010-11, (ii) reducing managed care organization capitation rates by 6% under both HUSKY A and HUSKY B, saving approximately $50.1 million in fiscal year 2009-10 and $51.8 million in fiscal year 2010-11, and (iii) managing services for aged, blind and disabled individuals who are currently receiving care under the Medicaid fee-for-service program, saving approximately $27.8 million in fiscal year 2009-10 and $80.0 million in fiscal year 2010-11. Education reductions include cuts of grants to (i) the Excess Cost program that reimburses funds to towns, saving approximately $13.4 million each for both fiscal years 2009-10 and 2010-11, (ii) the Priority School District program that assists the neediest communities and funds the School Readiness program, reducing $6.9 million each for both fiscal years 2009-10 and 2010-11, and (iii) the Reading Success program designed to improve kindergarten through grade three reading, saving the State $2.4 million each for both fiscal years 2009-10 and 2010-11.

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In addition, the budget for fiscal year 2010-11 requires the Treasurer and the Secretary of the Office of Policy and Management to jointly develop a financing plan that will result in net proceeds of up to $1,290.7 million to be used as general revenues of the State during such fiscal year, which may include securitizations as discussed above. The budget also requires the Treasurer and the Secretary of the Office of Policy and Management to jointly develop a plan to sell assets of the State that will result in net proceeds of up to $15 million to be used as general revenues of the State during the 2009-10 fiscal year and $45 million to be used as general revenues of the State during the 2010-11 fiscal year. In addition, the budget for fiscal year 2009-10 requires a reduction of $473.3 million in expenses from budgeted amounts. The budget for fiscal year 2010-11 requires a reduction of $515.2 million of expenses from budgeted amounts.

The budget was $852.4 million below the expenditure cap in fiscal year 2009-10 and $587.0 million below the expenditure cap in fiscal year 2010-11.

Fiscal Year 2009-2010 Operations. Pursuant to Section 4-66 of the Connecticut General Statutes, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on October 20, 2009 for the General Fund for the 2009-10 fiscal year, as of the period ending September 30, 2009, General Fund revenues were estimated at $17,203.3 million, General Fund expenditures and miscellaneous adjustments were estimated at $17,591.8 million and the General Fund was estimated to have a deficit of $388.5 million. No assurances can be given that future report estimates will match the Office of Policy and Management’s prior estimates.

By statute, the State’s fiscal position is reported monthly by the Comptroller. In her monthly report dated October 1, 2009 for the period ending August 31, 2009, the Comptroller indicated that although many of the revenue enhancements associated with the budget had not yet appeared within the revenue collection figures, the first quarter revenue trends raised concerns. She indicated that if the first quarter trends continued unabated, even after fully incorporating the projected revenue gains enacted as part of the budget, the revenue shortfall in the General Fund for the 2009-10 fiscal year would exceed $500 million. She further indicated that because it was early in the fiscal year, there was sufficient time for a reversal in the trend to mitigate the shortfall. The Comptroller did not address any increased expenditures, which the Office of Policy and Management projected to be an additional $212.5 million in its October 20, 2009 report. In the Comptroller’s monthly report dated November 1, 2009, the Comptroller estimated a General Fund deficit for the 2009-10 fiscal year of $624 million as of the period ending September 30, 2009. No assurances can be given that future report estimates will match the Office of Policy and Management’s estimates or the Comptroller’s prior estimates.

The Governor may generally reduce budget allotment requests within certain prescribed limits and has done so for the current fiscal year. Additionally, as described above, pursuant to Section 4-85 of the Connecticut General Statutes, whenever the cumulative monthly financial statement issued by the Comptroller indicates a projected General Fund deficit greater than one percent of the total General Fund appropriations, the Governor is required within thirty days to file a report with the joint standing committees of the General Assembly on appropriations and on finance, revenue and bonding. The report must include a plan which the Governor must implement to modify agency allotments to the extent necessary to prevent a deficit. The Governor is required to file such report as a result of the deficit projection included in the Comptroller’s November 1, 2009 report.

The above projections are only estimates and the information in the monthly letters of the Office of Policy and Management to the Comptroller and in the Comptroller’s monthly reports contain only estimates and no assurances can be given that future events will materialize as estimated or that subsequent estimates, adjustments or audit or actions of the General Assembly will not indicate changes in the final result of the fiscal year 2009-10 operations of the General Fund.

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STATE DEBT

Types of State Debt. Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State’s General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State’s General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

State Direct General Obligation Debt. Statutory Authorization and Security Provisions. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the General Statutes, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of and interest on such bonds as the same become due. Such act further provides that, as a part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest will be made, and the Treasurer will pay such principal and interest as the same become due.

There are no State constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or hereafter incurred. The constitutional limit on increases in General Fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State General Fund revenues or taxes, or the establishment of priorities for payment of debt service on the State’s general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

Statutory Debt Limit. Section 3-21 of the General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State may be authorized by the General Assembly or issued unless they do not cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, revenue anticipation notes having a maturity of one year or less, refunded indebtedness, bond anticipation notes, borrowings payable solely from the revenues of a particular project, the balances of debt retirement funds associated with indebtedness subject to the debt limit as certified by the Treasurer, the amount of federal grants certified by the Secretary of OPM as receivable to meet the principal of certain indebtedness, all authorized and issued indebtedness to fund any budget deficits of the State for any fiscal year ending on or before June 30, 1991 and for the fiscal years ending June 30, 2002 and June 30, 2003, all authorized debt to fund the Connecticut Development Authority’s tax increment bond program, any indebtedness represented by agreements entered into pursuant to certain provisions of the General Statutes, provided the indebtedness in connection with which such agreements were entered into shall be included in such aggregate amount of indebtedness, any indebtedness issued for the purpose of meeting cash flow needs, and any indebtedness issued for the purpose of covering emergency needs in times of natural disaster are excluded or deducted. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above. In addition, the amount of authorized but unissued debt for the UConn 2000 program is limited to the amount permitted to be issued under the cap.

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Under the General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor must review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects.

Certain Short-Term Borrowings. The General Statutes authorize the Treasurer, subject to the approval of the Governor, to borrow such funds, from time to time, as may be necessary, and to issue obligations of the State therefor, which must be redeemed by the Treasurer whenever, in the opinion of the Treasurer, there are funds in the treasury available for such purpose. The State has established programs of temporary note issuances from time to time to cover periodic cash flow requirements. On June 18, 2009, pursuant to the Treasurer’s request and the Governor’s approval to borrow funds on a temporary basis from time to time on behalf of the State, the Treasurer arranged with a group of banks a 364-day revolving credit facility in the amount of $580 million.

OTHER FUNDS, DEBT AND LIABILITIES

The State conducts certain of its operations through State funds other than the State General Fund and, pursuant to legislation, may issue debt secured by the special taxes or revenues pledged to certain of such funds. In addition, the State is contingently liable or has limited liability, from the resources of the State’s General Fund, for payment of debt service on certain obligations of quasi-public State agencies and municipalities of the State. The State has also made commitments to municipalities to make future grant payments for school construction projects, payable over a period of years. In addition, the State has committed to apply moneys for debt service on loans to finance child care facilities and has certain other contingent liabilities for future payments.

Transportation Fund and Debt. In 1984 the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation (“STO”) bonds to finance the program. The infrastructure program is a continuous program for planning, construction and improvement of State highways and bridges, projects on the interstate highway system, alternate highway projects in the interstate highway substitution program, waterway facilities, mass transportation and transit facilities, aeronautic facilities (excluding Bradley International Airport), the highway safety program, maintenance garages and administrative facilities of the Department of Transportation, payment of the State’s share of the costs of the local bridge program established under the act, and payment of State contributions to the local bridge revolving fund established under the act. The infrastructure program is administered by the Department of Transportation.

The cost of the infrastructure program for State fiscal years 1985-2012, which will be met from federal, State and local funds, is currently estimated at $23.5 billion. The State’s share of such cost, estimated at $9.5 billion, is to be funded from transportation related taxes, fees and revenues deposited in the Special Transportation Fund, as described below, and from the proceeds of STO bonds. The portion of State program costs not financed by STO bonds is estimated at $0.6 billion and includes the expenses of the infrastructure program that either are not sufficiently large or do not have a sufficiently long life expectancy to justify the issuance of long-term bonds. Such expenses currently include liquid resurfacing, minor bridge repairs, highway maintenance activities, safety improvements and other minor transportation improvements.

The State’s share of the cost of the Infrastructure Program for State fiscal years 1985-2012 to be financed by STO bonds currently is estimated at $8.9 billion. The actual amount may exceed $8.9 billion to finance reserves and cost of issuance amounts. The issuance of such STO bonds has eliminated the need for the authorization of additional general obligation bonds of the State for surface transportation purposes. STO bonds may also be issued for the purpose of refunding general obligation bonds of the State issued for transportation infrastructure purposes.

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During fiscal years 1985-2007, $18.3 billion of the total infrastructure program was approved by the appropriate governmental authorities. The remaining $5.2 billion is required for fiscal years 2008-2012. The $5.2 billion of such infrastructure costs is anticipated to be funded with proceeds of $1.8 billion from the anticipated issuance of new STO bonds, $63 million in anticipated revenues, and $3.3 billion in anticipated federal funds.

The State has established the Special Transportation Fund for the purpose of budgeting and accounting for all transportation related taxes, fees and revenues credited to such Fund and securing the STO bonds. STO bonds are payable solely from revenues of the Special Transportation Fund. The aggregate of certain motor fuel taxes, motor vehicle receipts, motor vehicle related licenses, permits and fees, and portions of the oil companies tax and sales tax on motor vehicles and other transportation related revenue sources, including enacted adjustments to all the foregoing sources, are intended to cover the cost of the State’s share of the infrastructure program, including debt service requirements. After providing for debt service requirements, the balance of the receipts from such revenue sources may be applied to the payment of general obligation bonds of the State issued for transportation purposes and for the payment of annually budgeted expenses of the Department of Transportation and the Department of Motor Vehicles.

It is anticipated that additional STO bonds will be authorized by the General Assembly annually in an amount necessary to finance and to complete the infrastructure program. Such additional bonds may be issued on an equal rank with the outstanding bonds provided certain pledged revenue coverage requirements of the STO indentures controlling the issuance of such bonds are met. The State expects to continue to offer bonds for this program.

In addition to STO Bonds, the State has issued direct general obligation bonds for transportation purposes and the debt service on these bonds may be paid from resources of the Special Transportation Fund provided there is sufficient funding first to pay all STO debt service. For the year ended June 30, 2008 the Special Transportation Fund paid $3.1 million of State direct general obligation transportation debt service payments. The amount budgeted by the Special Transportation Fund for State direct general obligation transportation debt service payments for fiscal year 2008-09 was $2.0 million

During the past several years the Fund’s revenues and expenses have undergone a variety of legislative changes. In 2003 legislation provided for a one-time transfer of $52 million from the Fund to the State’s General Fund. In 2004 legislation increased the tax on gasohol and raised various motor vehicle fees resulting in an $18.6 million benefit to the Fund. In 2005 legislation increased the scheduled transfers to the Fund from the State’s General Fund from Oil Companies Tax revenue by $22.5 million in fiscal year 2006, $30 million in fiscal year 2007, $53 million in fiscal year 2008, $79.9 million in each of fiscal years 2009-2013, and $98 million thereafter. In 2006, legislation again increased the scheduled transfers to the Fund from the State’s General Fund from Oil Companies Tax revenue by $80 million in each of fiscal years 2007-2010 and by $100 million in fiscal year 2011 and thereafter. In July 2007 legislation increased the motor fuels tax on each gallon of diesel fuel from $0.26 to $0.37 and correspondingly exempted diesel fuel from the petroleum products gross earnings tax.

A fifteen member Transportation Strategy Board (“TSB”) was established in 2001 to propose a transportation strategy, an implementation cost estimate and funding approaches to the Governor and General Assembly. The TSB’s strategic goals are: 1) improve personal mobility within and through Connecticut; 2) improve the movement of goods and freight within and through Connecticut; 3) integrate transportation with economic, land use, environmental and quality of life issues; 4) develop policies and procedures that will integrate the state economy with regional, national and global economies; and 5) identify policies and sources that provide an adequate and reliable flow of funding necessary for a quality multi-modal transportation system. The TSB presented the initial transportation strategy to the Governor and General Assembly on January 6, 2003. In January 2007, as required in Public Act No. 06-136, the TSB again presented “Connecticut’s Transportation Strategy” to the Governor and General Assembly.

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In order to implement the strategy-related projects submitted by TSB, legislation was passed in 2005 that established fixed transfers from the Special Transportation Fund to the TSB project accounts in the amounts of $25.3 million in fiscal year 2005-06, $20.3 million in fiscal year 2006-07, $15.3 million in each of fiscal years 2007-08 through 2014-15 and $0.3 million in fiscal year 2015-16 and thereafter. In September 2007 legislation authorized the transfer of $5.5 million on deposit in the Special Transportation Fund to the TSB’s project account for various transportation related studies.

Public Acts in 2005 and 2006 authorized the issuance of more than $2.1 billion of special tax obligation bonds for the ten-year period from 2005 to 2014 for transportation system improvements, many of which are TSB-recommended projects. As of February 1, 2009 $2.0 billion of the borrowing authorized is effective with the remaining $100 million becoming effective in fiscal year 2009-10. Legislation passed in 2006 also authorized the issuance of $1.3 billion in bonds in anticipation of future federal transportation funds. Pursuant to Public Act No. 09-2 of the September 2009 Special Session, the General Assembly has authorized special tax obligation bonds of $579.2 million in fiscal year 2009-10 and $265.4 million in fiscal year 2010-11. In November 2009, the State issued $195,970,000 Special Tax Obligation Bonds Transportation Infrastructure Purposes, 2009 Series A, $304,030,000 Special Tax Obligation Bonds Transportation Infrastructure Purposes, 2009 Series B (Taxable Build America Bonds—Direct Pay), and $49,775,000 Special Tax Obligation Refunding Bonds Transportation Infrastructure Purposes, 2009 Series C.

Other Special Revenue Funds and Debt

Bradley Airport. Bradley International Airport, located in Windsor Locks, Connecticut, is owned by the State and operated by the Bureau of Aviation and Ports in the State’s Department of Transportation. The General Assembly has authorized the issuance of revenue bonds for improvements at Bradley International Airport, payable from all or a portion of the revenues generated at the airport. Legislation passed in 2001 removed a $294 million bond issuance cap for Bradley Airport but retained the requirement for State Bond Commission approval of any new bond issue. As of February 1, 2009, there were $198.9 million of Bradley International Airport Revenue Bonds outstanding.

The 2001 legislation also established a board of directors to oversee the operation and development of Bradley Airport. The seven-member board includes five appointed members and the Commissioners of Transportation and Economic and Community Development. The Bradley board is charged with a wide range of duties and responsibilities, including developing an organizational and management structure, approving the annual capital and operating budget, master plan, and community relations policies of the airport, and ensuring customer service standards and performance assessments.

Additional special obligation bonds to finance self-sustaining special facilities at Bradley International Airport payable solely from the revenues derived from such special facilities were authorized in 1993. In March 2000 the State issued $53.8 million of Bradley International Airport Special Obligation Parking Revenue Bonds to finance the construction of a five story parking garage facility at the airport and, as of February 1, 2009, $44.7 million of such bonds were outstanding.

The board of directors of Bradley Airport and the State Bond Commission approved a transaction authorizing the State Treasurer to refund Bradley International Airport General Airport Revenue Bonds, Series 2001A (AMT) for expected delivery in 2011 or thereafter and to enter into a forward starting interest rate swap transaction for the purpose of locking in current market savings. Pursuant to such authorization the State entered into certain swap agreements in April 2006.

Clean Water Fund. The General Assembly has authorized the issue of up to $1,753.4 million of revenue bonds, of which $1,209.28 million have been issued, for the purpose of funding various State and federally mandated water pollution control and drinking water projects. The revenue bonds are payable solely from the revenues or other receipts, funds or moneys pledged therefor. The proceeds of the revenue bonds are loaned

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primarily to Connecticut municipalities to finance water pollution control and drinking water improvements, and the loan repayments by the municipalities secure the bonds. The loans are evidenced by interim funding obligations and project loan obligations of the municipalities, pursuant to which either the full faith and credit of each such municipality is pledged, or the revenues and other funds of a municipal sewer system are pledged. The General Assembly has authorized the issue of up to $1,833.4 million of revenue bonds, of which $1,408.7 million has been issued, for the purpose of funding various State and federally mandated water pollution control and drinking water projects. As of October 1, 2009 $853.9 million of revenue bonds were outstanding (including refunding bonds).

Unemployment Compensation. The State pays unemployment compensation benefits from the State’s Unemployment Compensation Fund, which is funded by unemployment compensation taxes collected from employers. In 1993, the State responded to a deficit in the Fund by, among other things, issuing three series of special obligation bonds totaling $1,020.7 million to repay certain federal borrowings and to fund certain reserves. All of these bonds were defeased in June 2001. To fund future shortfalls, the State has reserved the authority to issue bonds in an aggregate amount outstanding at any time not in excess of $1,000 million, plus amounts for certain reserves and costs of issuance. The State has not incurred any additional borrowing since 1993 other than borrowings from the Federal Unemployment Trust Fund for cash flow purposes, which have been repaid prior to September 30 in each case and which therefore have not been subject to federal interest charges.

Second Injury Fund. The Second Injury Fund is a State-run workers’ compensation insurance fund which pays lost wages and medical benefits to qualified injured workers. The State established the Second Injury Fund in 1945 to encourage the hiring of persons with pre-existing physical impairments, such as veterans, and to provide relief to employers when an injured worker, who already had a pre-existing injury or condition, was hurt on the job and the second injury was made worse by the existence of the first injury. In 1995 and 1996, the State enacted legislation to close the Second Injury Fund to future second injury claims. Those laws authorized the issuance of an amount not to exceed $750 million in revenue bonds and notes outstanding at any one time to provide funds for paying past claims. No bonds are currently outstanding. The State’s management objective is to pay additional claims and settlements from current income and, if necessary, short term borrowings.

Rate Reduction Bonds. The General Assembly authorized the issuance of special obligation bonds to sustain funding of the conservation and load management and the renewable energy investment programs established under the general statutes. The State issued $205.3 million of Special Obligation Rate Reduction Bonds (2004 Series A) in June 2004. These bonds were defeased on June 5, 2008. The bonds were secured by certain revenues collected through a non-bypassable charge imposed upon each customer of the electric utilities within the State. Such revenues are property of the State and are pledged towards payment of debt service on the bonds and related costs, which pledge is a first priority lien on such revenues. The net proceeds of the bonds were deposited in the General Fund.

Contingent Liability Debt. The General Assembly has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose. This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by General Fund resources of the State. Not all entities that are authorized to issue such indebtedness have done so, and the description below of the State’s limited or contingent liability is restricted only to specific indebtedness backed by the State.

Special Capital Reserve Funds. The primary vehicle through which the State has undertaken contingent or limited liability is the special capital reserve fund. A special capital reserve fund, if established, provides additional security for bonds issued by the entity authorized to establish such a reserve fund. Subject to exceptions in the legislation authorizing the establishment of a particular special capital reserve fund, monies held in and credited to a special capital reserve fund are intended to be used solely for the payment of the

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principal of bonds secured by such special capital reserve fund, the purchase of such bonds, the payment of interest on such bonds or the payment of any redemption premium required to be paid when such bonds are redeemed prior to maturity. The special capital reserve fund is frequently funded with bond proceeds to a specified amount (the minimum of which is often the maximum annual principal and interest payments due on the bonds). The State undertakes the obligation to restore a special capital reserve fund to its minimum level. The method for determining such required minimum capital reserve is set out in the legislation authorizing the special capital reserve fund. If the special capital reserve fund should fall below the required minimum capital reserve amount, an official of the authority or municipality which established the special capital reserve fund must certify to the Secretary of the Office of Policy and Management or the State Treasurer or both the amount necessary to restore such special capital reserve fund to the required minimum capital reserve amount. On or before December 1, annually, the amount specified in the certificate is deemed to be appropriated from the State’s General Fund and must be allotted and paid to the entity that established the special capital reserve fund. On an annual basis, the State’s liability under any special capital reserve fund mechanism is limited to its obligation to restore that fund to its minimum capital reserve amount.

Quasi-Public Agencies. The State has established by legislation several quasi-public agencies. These quasi-public agencies are not departments, institutions or agencies of the State. They are, however, bodies politic and corporate that constitute public instrumentalities and political subdivisions of the State and whose exercise of authority granted to them is deemed to be the performance of an essential public and governmental function. These organizations provide a wide range of services that might otherwise be provided directly by the State. Among the public authorities are: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority and the Capital City Economic Development Authority. Each of these public authorities is authorized to issue bonds in its own name to facilitate its activities and each has issued bonds secured by a special capital reserve fund, or other contractual arrangement, for which the State has limited contingent liability.

Assistance to Municipalities. In addition to the limited or contingent liabilities that the State has undertaken in connection with the activities of its quasi-public agencies, the State has undertaken certain limited or contingent liabilities to assist municipalities. The State currently has limited or contingent liabilities outstanding in connection with bonds or other obligations issued by the City of Waterbury and the Southeastern Connecticut Water Authority. The State previously was obligated pursuant to the establishment of a special capital reserve fund to secure certain bonds issued by the City of Bridgeport to fund its past budget deficits; however such bonds were refunded by the city in 1996. The State previously had guaranteed debt service on bonds of the City of West Haven, but an irrevocable escrow has been established to pay such bonds. Legislation also authorized distressed municipalities, in certain circumstances and subject to various conditions, to issue deficit funding obligations secured by a special capital reserve fund. There are no such obligations currently outstanding.

School Construction Grant Commitments. The State is obligated to various cities, towns and regional school districts under a grant-in-aid public school building program to fund certain of the costs of construction and alteration of school buildings or to support part of the debt service payments on municipal debt issued to fund the State’s share of such school building projects. For certain school projects approved by the General Assembly, cities, towns and districts are ranked according to their adjusted equalized net grand list per capita and based on such rankings a percentage is assigned which determines the amount of grant money a town or regional school district is eligible to receive for a project or type of project authorized by the legislature and approved by the Commissioner of Education.

For school construction projects approved during the 1997 legislative session and thereafter, the State pays the costs of its share of construction projects on a progress payment basis during the construction period. Each year the legislature authorizes grant commitments which vary in amounts from year to year. The State has authorized new school construction grant commitments of approximately $400 million which take effect in the 2009-10 fiscal year. As of June 30, 2009, the Commissioner estimates that current grant obligations under the

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grant program established in 1997 are approximately $2,450 million, which includes approximately $6,900 million of grants approved as of such date less payments already made of $4,450 million.

Prior to 1997 the grant program was conducted differently. For certain school projects grants for construction costs are paid to the cities, towns and districts in installments which correspond to the number and time of principal payments due on municipal bonds, or temporary notes renewed for a third or subsequent year, issued to finance project costs. If a project is fully paid from sources other than borrowing, such grants are paid in five annual installments. Grants in support of interest payments correspond to the number and time of such interest payments. As of June 30, 2009, under the grant program prior to 1997 the State is obligated to various cities, towns and regional school districts for approximately $314 million in aggregate principal installment payments and $57 million aggregate interest subsidies, for a total of $371 million. Funding for these payments may come from future State direct general obligation bond sales. No new grant commitment can be authorized under this program.

The legislature has authorized bonds for both grant programs based on the amount of grants that the Commissioner of Education estimates will be paid during each fiscal year. Since there is generally a lapse of one or more years from the time grant commitments are approved to the time grant payments are required to be made, the amount of unpaid grant commitments will be significantly greater than the amount of bonds authorized to fund the grant commitments.

Child Care Facilities Debt Service Commitments. Legislation enacted in 1997 authorized the Connecticut Health and Educational Facilities Authority (CHEFA) to issue bonds and loan the proceeds to various entities to finance child care facilities. The Department of Social Services may enter into commitments to apply monies for each such entity to pay the debt service on the loans in amounts sufficient to cover a portion of the debt service on CHEFA’s bonds. Legislation enacted in 1999 provided for the obligation of the Department of Social Services to make debt service payments to be made by the State Treasurer. Any obligation by the Department of Social Services or the State Treasurer to pay is subject to annual appropriation. CHEFA first issued special obligation bonds under this program in 1998. As of February 1, 2009 CHEFA had approximately $69.6 million bonds outstanding under this program with annual debt service of approximately $5.4 million, of which the Department of Social Services is committed to pay approximately $4.5 million. The remaining portion of debt service is to be paid from Department of Education and Department of Social Services intercepts of revenues from providers. Two other Child Care Facilities programs also authorize the Commissioner of the Department of Social Services to enter into guaranties of loans made to entities to finance the development of child care and child development centers or programs. CHEFA is administering this program on behalf of the Department, and is currently limiting the aggregate amount of guaranties to the balance of monies in the reserve funds for the respective programs.

Other Contingent Liabilities. The Connecticut Lottery Corporation (the “Corporation”) was created in 1996 as a public instrumentality of the State to operate the State’s lottery pursuant to the Connecticut Lottery Corporation Act (the “CLC Act”). The State and the Corporation purchase annuities under group contracts with insurance companies which provide payments corresponding to the obligation for payments to lottery prize winners. The State has transferred to the Corporation all annuities purchased by it and the Corporation has assumed responsibility for the collection of revenue generated from the lottery and for the payment of all lottery prizes. Under the CLC Act, the termination of the Corporation would not affect any outstanding contractual obligation of the Corporation and the State would succeed to the obligations of the Corporation under any such contract. As of June 30, 2008 the current and long term liabilities of the Corporation total $291 million.

PENSION AND RETIREMENT SYSTEMS

State Employees’ Retirement Fund. The State Employees’ Retirement Fund is one of the systems maintained by the State with approximately 53,196 active members, 1,592 inactive (vested) members and 38,093 retired members as of June 30, 2008. Generally, employees hired before July 1, 1984 participate in the Tier I plan, which includes employee contributions. As of July 1, 2008 approximately 13% of the total work force was

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covered under the Tier I Plan. Other employees generally participate in the Tier II plan, which is non-contributory and provides somewhat lesser benefits. As of July 1, 2008, approximately 42% of the total workforce was covered under the Tier II plan. Employees hired after July 1, 1997 participate in the Tier IIA plan, which requires contributions from its employee members. As of July 1, 2008, approximately 45% of the total work force was covered under the Tier IIA Plan. Since fiscal year 1978-79, payments into the State Employees’ Retirement Fund and investment income in each fiscal year, with the exception of fiscal year 2003-04, have been sufficient to meet benefits paid from the fund in such year. Payments into the fund are made from employee contributions, General and Special Transportation Fund appropriations and grant reimbursements from Federal and other funds. State contributions to the fund are made monthly on the basis of transfers submitted by the Office of the State Comptroller.

Full actuarial valuations are performed as of June 30th of each even-numbered year. The most recent actuarial valuation of November 2008 indicated that, as of June 30, 2007, the State Employees’ Retirement Fund had assets with an actuarial value of $9,585 0 million and as of June 30, 2008, the State Employees’ Retirement Fund had assets with an actuarial value of $9,990.2 million. The actuarial valuation was based upon an 8.25% earnings assumption and the effect of phasing in an approximately 4.8% negative return on plan assets for the 2007-08 fiscal year. The Treasurer has realized an annualized net return of 6.06% on investment assets in the State Employees’ Retirement Fund over the past ten years (fiscal year 1998-99 through fiscal year 2007-08) and an annualized net return of 9.43% over the past five years (fiscal year 2003-04 through fiscal year 2007-08). The November 2008 actuarial valuation indicated that as of June 30, 2008 the State Employees’ Retirement Fund had a funded ratio of 51.9% on a projected basis. As of June 30, 2008 the market value of the fund’s investment assets, as reported in the actuarial valuation, was $9,329,175,038. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions, and the current market value of the fund’s investment assets is lower than it was at June 30, 2008. As of June 30, 2009, the market value of the fund’s investment assets was $7,320,843,712.

The November 2008 actuarial valuation determined the following employer contribution requirements, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions, which contributions are sufficient to meet Governmental Accounting Standards Board (“GASB”) standards: (i) $897.4 million for fiscal year 2009-10, and (ii) $944.1 million for fiscal year 2010-11. The annual contribution requirements for fiscal years 2009-10 and 2010-11 include amounts which may be required pursuant to the Supreme Court’s decision in the case of Longley v. State Employees Retirement Commission, which requires that the plaintiffs’ final pro-rated longevity payment be included in the earnings calculations for purposes of calculating their retirement incomes. The State met 99.25% of its annual contribution requirement for fiscal year 2007-08. To meet the State’s annual contribution requirements for fiscal year 2008-09, $575.8 million was appropriated from the General Fund and the Special Transportation Fund. The Office of Policy and Management projects that contributions to the fund for fiscal year 2008-09 from grant reimbursements from federal and other funds will be sufficient to meet the balance of the required annual contribution.

Teachers’ Retirement Fund. The Teachers’ Retirement Fund, administered by the Teachers’ Retirement Board, provides benefits for any teacher, principal, supervisor, superintendent or other eligible employee in the public school systems of the State, with certain exceptions. While establishing salary schedules for teachers, municipalities do not provide contributions to the maintenance of the fund. As of June 30, 2008, there were 61,421 active and former employees with accrued and accruing benefits and 28,609 retired members.

Since fiscal year 1978-79, payments into the Teachers’ Retirement Fund and investment income in each fiscal year, with the exception of fiscal years 2003-04 and 2004-05, have been sufficient to meet benefits paid from the fund in such year. Contributions to the fund are made by employees and by General Fund appropriations from the State. State contributions to the fund are made quarterly on the basis of certifications submitted by the Teachers’ Retirement Board and are funded with annual appropriations from the General Fund.

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Actuarial valuations are performed as of June 30th of each even-numbered year. The most recent actuarial valuation dated November 12, 2008 indicated that, as of June 30, 2008, the Teachers’ Retirement Fund had assets, inclusive of the cost-of-living adjustment reserve account, with an actuarial value of $15,271.0 million. The actuarial valuation was based upon an 8.50% earnings assumption. The Treasurer has realized an annualized net return of 6.13% on investment assets in the Teachers’ Retirement Fund over the past ten years (fiscal year 1998-99 through fiscal year 2007-08) and an annualized net return of 9.56% over the past five years (fiscal year 2003-04 through fiscal year 2007-08). The November 2008 actuarial valuation indicated that as of June 30, 2008 the Teachers’ Retirement Fund had a funded ratio of 70.1% on a projected basis. As of June 30, 2008, the market value of the fund’s investment assets, as reported in the actuarial valuation, was $14,551,467,434. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions and the current market value of the fund’s investment assets is lower than it was at June 30, 2008. As of June 30, 2009, the market value of the fund’s investment assets was $11,396,681,762.

The actuarial valuation dated November 29, 2006 determined the following employer contribution requirements, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions, which contributions are sufficient to meet GASB standards: (i) $518.6 million for fiscal year 2007-08, and (ii) $539.3 million for fiscal year 2008-09. The State met its annual contribution requirement for fiscal year 2007-08. To meet the State’s annual contribution requirement for fiscal year 2008-09, $539.3 million has been appropriated. The actuarial valuation dated November 12, 2008 determined the following employer contribution requirements, which are sufficient to meet GASB standards: (i) $559.2 million for fiscal year 2009-10, and (ii) $581.6 million for fiscal year 2010-11.

Public Act No. 07-186 authorized the issuance of general obligation bonds (“TRF Bonds”) of the State in amounts sufficient to fund a $2.0 billion deposit to the Teachers’ Retirement Fund plus amounts required for costs of issuance and up to two years of capitalized interest. The Secretary of the Office of Policy and Management and the State Treasurer subsequently determined that issuance of such bonds would be in the best interests of the State, and in April 2008 the State issued $2,276,578,270.75 of such bonds.

Section 8 of Public Act No. 07-186 provides that, in each fiscal year that any TRF Bonds (or any refunding bonds) are outstanding, an amount equal to the annual required contribution to the Teachers’ Retirement Fund is deemed to be appropriated from the General Fund, and such amount must be deposited in the fund in such fiscal year. The amounts of the annual required contributions for each biennial budget are based on the actuarial valuation required to be completed by the December 1 prior to the beginning of the next biennial budget. Under Section 8 the State has pledged to and agreed with the holders of any TRF Bonds that, so long as the actuarial evaluation of the Teachers’ Retirement Fund is completed and the certification of the annual contribution amounts is made as required by Section 8, no public or special act of the General Assembly shall diminish such required contribution until such bonds, together with interest thereon, are fully met and discharged unless adequate provision is made by law for the protection of the holders of the bonds. Such contributions may be reduced in any biennium, however, if (i) the Governor declares an emergency or the existence of extraordinary circumstances (which may include changes in actuarial methods or accounting standards) in which the provisions of Section 4-85 of the Connecticut General Statutes is invoked, (ii) at least three-fifths of the members of each Chamber of the General Assembly vote to diminish such required contributions during the biennium for which the emergency or extraordinary circumstances are determined, and (iii) the funded ratio of the fund is at least equal to the funded ratio immediately after the sale of the bonds in accordance with the actuarial method used at the time. If such conditions are met, the funding of the annual required actuarial contribution may be diminished, but in no event may such diminution result in a reduction of the funded ratio of the fund by more than 5% from (i) the funded ratio which would otherwise have resulted had the State funded the full required contribution or (ii) the funded ratio immediately after the sale of the bonds, whichever is greater.

The statutory provisions that govern pension benefits payable from the Teachers’ Retirement Fund include certain cost of living adjustments. Public Act No. 07-186 added a provision limiting cost-of-living adjustments

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for employees hired after July 1, 2007, but also removed a statutory provision that subjected certain annual cost of living adjustments in pension benefits to a limit based on funds available from earnings on fund investments which exceeded an 11.5% return. Such excess earnings were held in the cost-of-living adjustment reserve account until applied to provide for cost of living adjustments. Although there are other statutory limits on the cost of living adjustments, it is anticipated that the removal of the limit based on available earnings that exceeded an 11.5% return will cause an increase in the aggregate actuarial accrued liability of the fund. One preliminary report estimated that these changes could increase the unfunded actuarial accrued liability by approximately $1.0 billion. This preliminary estimate was based on various assumptions and no assurances can be given that subsequent projections or the next actuarial report will not result in a higher estimate.

Other Retirement Systems. The other minor retirement systems funded by the State include the Judges, Family Support Magistrates and Compensation Commissioners Retirement System (the Judicial Retirement System), the General Assembly Pension System, the State Attorneys’ Retirement Fund and the Public Defenders’ Retirement Fund. As of June 30, 2008, there were approximately 225 active members of these plans and approximately 254 retired members. Unclassified employees of the Connecticut State System of Higher Education and the central office staff of the Department of Higher Education are eligible to participate in the Connecticut Alternate Retirement Program. This program is a defined contribution program, and thus the State has no unfunded liability with respect to the program. All member contributions and State appropriations are held in a separate retirement fund by the Treasurer who may invest and reinvest as much of the fund’s assets as are not required for current disbursements, which are composed primarily of benefit payments. Any employee who elects or has elected to participate in the program may elect to receive a refund of all contributions made by the employee into the state employees retirement system in lieu of receiving any pension benefits under said retirement system.

The State is the administrator of the Connecticut Municipal Employees’ Retirement System and the Connecticut Probate Judges and Employees’ Retirement System. As the administrator of these systems the State owes a fiduciary obligation to these systems; however, the State has no direct financial liability to pay benefits under these systems.

Social Security and Other Post-Employment Benefits. State employees, except for police and members of a retirement system other than the State Employees’ Retirement Fund, whose employment commenced after February 21, 1958 are entitled to Social Security coverage. Certain employees hired prior to that date have also elected to be covered. Pursuant to a collective bargaining agreement, state police hired on or after May 8, 1984 are entitled to Social Security coverage. As of June 30, 2008, approximately 62,828 State employees were entitled to Social Security coverage. The amount expended by the State for Social Security coverage for fiscal year 2007-08 was $298.6 million Of this amount, $221.3 million was paid from the General Fund and $14.4 million was paid from the Special Transportation Fund.

The State provides post-retirement health care and life insurance benefits to all employees who retire from State employment. The State finances the cost of such benefits on a pay-as-you-go basis; as such, the State has not established any fund for the accumulation of assets with which to pay post-retirement health care and life insurance benefits in future years. The State will need to make significant General Fund appropriations for such benefits each fiscal year. For fiscal year 2008-09 $484.2 million was appropriated.

Implementation of GASB Statement No. 45 regarding accounting and financial reporting for postemployment benefits other than pensions requires the State to obtain an analysis of the unfunded actuarial accrued liability of such post-retirement health care and life insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for fiscal year 2007-08. The State has received an actuarial report dated March 2007 with respect to the State’s liability for post-retirement health care benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System. The report indicated an OPEB actuarial accrued liability as of April 1, 2006 estimated to range from $11.4 billion to $21.7 billion. The amounts depend

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upon various assumptions including those with respect to medical cost inflation rates, the establishment of a trust to fund those liabilities, the amount of initial and annual amounts deposited in such a trust and discount rates. The report used discount rates ranging from 4.5% to 8.5%. The amount of the annual required contribution under these various assumptions ranged from $1.0 billion to $1.6 billion for fiscal year 2006-07, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions. Additional assumptions were also tested for sensitivity analysis which produced different results. The annual required contribution included the cost for both current eligible employees and retirees. The State has received an interim actuarial valuation dated February 16, 2009 with respect to the State’s liability for post-retirement health care benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System, based upon the stated assumptions of the March 2007 actuarial report but reflecting actual increases in the State’s medical and dental costs between April 1, 2006 and June 30, 2008. The report indicates an OPEB actuarial accrued liability as of June 30, 2007 of up to $23.1 billion and a projected actuarial accrued liability as of June 30, 2008 of up to $24.6 billion on an unfunded basis with no valuation assets available to offset the liabilities of the plan. The interim actuarial valuation determined an employer contribution requirement for fiscal year 2007-08 of up to $1.66 billion on an unfunded basis, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions. The State paid $458.4 million for eligible employees and $415.4 million for retirees for health care costs in fiscal year 2006-07. The State paid $480.0 million for eligible employees and $468.8 million for retirees for health care costs in fiscal year 2007-08.

The State makes a General Fund appropriation to the Teachers’ Retirement Fund to cover one-third of retiree health insurance costs plus any portion of the balance of such costs which is not funded from the amounts available in the Teachers’ Retirement Health Insurance Fund. The amount of $24.4 million has been appropriated for such purpose for fiscal year 2008-09. Fund assets do not constitute plan assets for purposes of GASB Statements Nos. 43 and 45 and for actuarial valuation purposes fund assets are not treated as valuation assets available to offset the accrued liability of the plan. It is anticipated that significant General Fund appropriations will be required for each fiscal year to meet retiree health insurance costs. Legislation which became effective July 1, 1998 generally requires the State to subsidize the health insurance costs of retired teachers who are not members of the Teachers’ Retirement Board’s health benefit plan in a manner consistent with its prior practice of subsidizing the health insurance costs of those retired teachers who were members of the Board’s health benefit plan. Legislation which became effective July 1, 2008 generally requires the State to subsidize a portion of the health insurance costs of retired teachers who have attained normal retirement age, are ineligible to participate in Medicare Part A and pay to participate in local board of education retiree health benefit plans. Since July 1, 1994, retiree health benefits have been self-insured.

Implementation of GASB Statement No. 45 requires the State to obtain an analysis of the unfunded actuarial accrued liability of such retiree health insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for fiscal year 2007-08. The Teachers’ Retirement Board has received an actuarial valuation of the State’s liability with respect to postretirement health care benefits for members of the Teachers’ Retirement Fund. The report indicates an actuarial accrued liability as of June 30, 2008 of $2,318.8 million on an unfunded basis, based upon certain stated assumptions including a 4.5% earnings assumption and a 30 year amortization period and no valuation assets available to offset the liabilities of the plan. The actuarial valuation determined a $116.7 million employer contribution requirement for fiscal year 2008-09 and $121.3 million for fiscal year 2009-10, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions. The State paid $20.7 million for post-retirement health insurance costs for fiscal year 2007-08. The valuation noted that if the plan were prefunded the actuarial accrued liability as of June 30, 2008 would be reduced to $1.52 billion based on a 7.5% earnings assumption, which would result in a $67.9 million employer contribution requirement for fiscal year 2008-09.

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APPENDIX E — LEGACY COLUMBIA FUNDS

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

ColumbiaSM Acorn® Fund

ColumbiaSM Acorn International®

ColumbiaSM Acorn International Select®

ColumbiaSM Acorn Select®

ColumbiaSM Acorn USA®

Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Blended Equity Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Conservative High Yield Fund

Columbia Contrarian Core Fund

Columbia Convertible Securities Fund

Columbia Core Bond Fund

Columbia Corporate Income Fund (formerly known as Columbia Income Fund)

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Federal Securities Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Global Value Fund

Columbia Greater China Fund

Columbia High Income Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Growth Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia Liberty Fund

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Core Fund

Columbia Mid Cap Growth Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia Select Large Cap Growth Fund

Columbia Select Opportunities Fund

Columbia Select Small Cap Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Short-Intermediate Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

ColumbiaSM Thermostat Fund®

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia World Equity Fund

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APPENDIX F — LEGACY RIVERSOURCE FUNDS

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)

Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Builder Fund II (formerly known as RiverSource Income Builder Moderate Income Fund)

Columbia Income Builder Fund III (formerly known as RiverSource Income Builder Enhanced Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)

Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)

Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)

Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)

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Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)

Columbia Portfolio Builder Total Equity Fund (formerly known as RiverSource Portfolio Builder Total Equity Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)

Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)

Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)

Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)

Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)

Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)

Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

RiverSource Balanced Fund

RiverSource California Tax-Exempt Fund

RiverSource Disciplined International Equity Fund

RiverSource Disciplined Small and Mid Cap Equity Fund

RiverSource Disciplined Small Cap Value Fund

RiverSource Intermediate Tax-Exempt Fund

RiverSource LaSalle Global Real Estate Fund

RiverSource LaSalle Monthly Dividend Real Estate Fund

RiverSource New York Tax-Exempt Fund

RiverSource Partners Fundamental Value Fund

RiverSource Partners International Select Growth Fund

RiverSource Partners International Small Cap Fund

RiverSource Precious Metals and Mining Fund

RiverSource Real Estate Fund

RiverSource S&P 500 Index Fund

RiverSource Short Duration U.S. Government Fund

RiverSource Small Company Index Fund

RiverSource Strategic Income Allocation Fund

RiverSource Tax-Exempt High Income Fund

Seligman California Municipal High Yield Series

Seligman California Municipal Quality Series

Seligman Capital Fund, Inc.

Seligman Growth Fund, Inc.

Seligman Minnesota Municipal Class

Seligman National Municipal Class

Seligman New York Municipal Class

Threadneedle Global Equity Income Fund

Threadneedle International Opportunity Fund

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Appendix D—Pro Forma Financial Statements for Columbia Seligman Global Technology Fund, Columbia Energy and Natural Resources Fund and Columbia Real Estate Equity Fund

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATIONS

The unaudited pro forma information set forth below for the twelve month periods ended on the dates indicated is intended to present supplemental data as if the reorganizations of one or more funds (each a “Selling Fund” and together, the “Selling Funds”) into other corresponding funds (each a “Buying Fund” and together, the “Buying Funds”), as noted in Table 1 below (the “Reorganizations”), had occurred as of the beginning of the period (unless otherwise noted). No Reorganization is contingent upon any other Reorganization. Information has not been presented for any Reorganizations involving a Selling Fund the net assets of which were less than 10% of the net assets of the corresponding Buying Fund as of November 30, 2010.

Table 1—Reorganizations

Selling Fund	Buying Fund	Period Ended
Columbia Technology Fund	Columbia Seligman Global Technology Fund	April 30, 2010
RiverSource Precious Metals and Mining Fund	Columbia Energy and Natural Resources Fund	September 30, 2010
RiverSource Real Estate Fund	Columbia Real Estate Equity Fund	June 30, 2010
RiverSource LaSalle International Real Estate Fund	Columbia Real Estate Equity Fund	June 30, 2010

Basis of Combination

In August 2010, the Boards of Directors/Trustees of the Selling Funds approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which, subject to shareholder approval, each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of the corresponding Buying Fund (“Reorganization Shares”) and each Buying Fund will assume all of the liabilities of the corresponding Selling Fund. Selling Fund shareholders will receive the class of Reorganization Shares indicated in Table 2 below. Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. All Reorganization Shares delivered to the Selling Funds will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Reorganization Shares received by each Selling Fund attributable to each class thereof will be distributed pro rata, on what is expected to be a tax-free basis for U.S. federal income tax purposes, to the shareholders of such class of the Selling Fund in proportion to their holdings of shares of the Selling Fund.

Table 2—Reorganization Shares

Selling Fund Share Class		Reorganization Share Class
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class I	g	Class I
Class R4	g	Class R4
Class W	g	Class W
Class Z	g	Class Z
Common	g	Class Z

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Under the terms of the Plan of Reorganization, each Reorganization will be accounted for by the method of accounting for tax-free mergers of investment companies. Following the Reorganizations, the Buying Funds will be the accounting survivors. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving funds and the results of operations for pre-Reorganization periods will not be restated. The costs of the Reorganizations, current estimates of which are set forth in Table 5 below, will be borne by the Selling Funds and the Buying Funds (each a “Fund” and collectively, the “Funds”) up to the amount of the anticipated reduction in expenses borne by that Fund over the first year following the Reorganization. Any Reorganization expenses otherwise allocable to a Fund that are in excess of that limitation will be borne by Columbia Management Investment Advisers, LLC (“Columbia Management”) or its affiliates and not by any other Fund. If a Reorganization is not consummated, Columbia Management or its affiliates will bear the costs associated with that Reorganization. The pro forma information provided herein should be read in conjunction with the audited financial statements of the Funds included in their most recent annual reports and, as applicable, the unaudited financial statements of the Funds included in their most recent semi-annual reports, in each case dated as indicated in Table 3 below.

Table 3—Shareholder Reports and Statements of Additional Information Dates

Fund	Annual Report	Semi-Annual Report
Columbia Seligman Global Technology Fund (Buying Fund)	10/31/2009	4/30/2010
Columbia Technology Fund (Selling Fund)	8/31/2010	N/A
Columbia Energy and Natural Resources Fund (Buying Fund)	3/31/2010	9/30/2010
RiverSource Precious Metals and Mining Fund (Selling Fund)	3/31/2010	9/30/2010
Columbia Real Estate Equity Fund (Buying Fund)	12/31/2009	6/30/2010
RiverSource Real Estate Fund (Selling Fund)	6/30/2010	N/A
RiverSource LaSalle International Real Estate Fund (Selling Fund)	12/31/2009	6/30/2010

Table 4 below presents, as of the date indicated, the net assets of each Fund.

Table 4—Selling Funds and Buying Funds Net Assets

Fund	Net Assets	As-Of Date
Columbia Seligman Global Technology Fund (Buying Fund)	$550,212,897	April 30, 2010
Columbia Technology Fund (Selling Fund)	$286,004,970	April 30, 2010
Columbia Energy and Natural Resources Fund (Buying Fund)	$676,974,268	September 30, 2010
RiverSource Precious Metals and Mining Fund (Selling Fund)	$178,709,829	September 30, 2010
Columbia Real Estate Equity Fund (Buying Fund)	$332,127,247	June 30, 2010
RiverSource Real Estate Fund (Selling Fund)	$191,806,084	June 30, 2010
RiverSource LaSalle International Real Estate Fund (Selling Fund)	$77,483,766	June 30, 2010

The number of Reorganizations into each Buying Fund that occur will affect the net assets and total annual operating expenses of the Buying Fund and the costs of each Reorganization. Table 5 presents the estimated Reorganization costs (exclusive of any transaction costs associated with any portfolio realignment); the net assets as of the date indicated in Table 4 above of each Buying Fund assuming the indicated Reorganizations occurred on that date, after accounting for the estimated Reorganization costs to be borne by the Buying Fund and the corresponding Selling Funds; and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the one-year period ended on the date indicated in Table 4 above, assuming in each case that (1) certain, but not all, of the Reorganizations into each Buying Fund are consummated or (2) that all of the Reorganizations into each Buying Fund are consummated. Specifically, the table presents information assuming (a) the combination of Reorganizations into each Buying Fund that results in the highest possible total annual operating expense ratio are consummated, and (b) all of the Reorganizations into each Buying Fund, which results in the lowest possible total annual operating expense ratio. The pro forma

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increases and decreases represent the differences between (i) the combined expenses actually charged to the Buying Fund(s) and the Selling Fund during the period and (ii) the expenses that would have been charged to the combined assets of the Buying and Selling Funds if the Reorganizations and other contractual changes had occurred at the beginning of the year.

The unaudited pro forma information set forth in Table 5 below reflects adjustments made to expenses for differences in contractual rates, duplicate services and other services that would not have occurred if the Reorganizations had taken place on the first day of the period described in Table 1 above. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and has been prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

Table 5—Estimated Reorganization Costs, Combined Fund Net Assets and Pro Forma Increases or Decreases in Expenses (1)

Seligman Global Technology Fund into Columbia Technology Fund
Estimated Reorganization Costs	$145,838
Combined Fund Net Assets as of the Date Indicated in Table 4	$836,072,029

Increase (Decrease)
Management fees (2)	($291,403)
Custodian fees (3)	$4,519
Pricing and bookkeeping (4)	($72,805)
Plan administration services fee (5)	($12,414)
Professional fees (6)	($46,872)
Registration fees (6)	($61,497)
Reports to shareholders (6)	($31,609)
Transfer agency fees (3)	($187,506)
Other (6)	($23,005)

(Increase) Decrease
Waiver and/or reimbursement of fund expenses (7)	$400,187

RiverSource Precious Metals and Mining Fund into Columbia Energy & Natural Resources Fund
Estimated Reorganization Costs	$110,256
Combined Fund Net Assets as of the Date Indicated in Table 4	$855,573,841

Increase (Decrease)
Management fees (8)	($777,187)
Custodian fees (3)	($20,346)
Pricing and bookkeeping (4)	($68,027)
Professional fees (6)	($20,979)
Registration fees (6)	($44,636)
Reports to shareholders (6)	($17,311)
Transfer agency fees (3)	$157,385
Other (6)	($3,350)

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RiverSource LaSalie International Real Estate Fund and RiverSource Real Estate Fund into Columbia Real Estate Equity Fund	Highest Annual Operating Expense Ratio (the Reorganization of only RiverSource Real Estate Fund)	Lowest Annual Operating Expense Ratio (the Reorganization of all of the Selling Funds)
Estimated Reorganization Costs	$91,909	$133,885
Combined Fund Net Assets as of the Date Indicated in Table 4	$523,841,422	$601,283,212

	Increase (Decrease)	Increase (Decrease)
Management fees (2)	($308,798)	($516,722)
Custodian fees (3)	($10,686)	($59,135)
Pricing and bookkeeping (4)	($80,250)	($80,250)
Professional fees (6)	($25,299)	($78,835)
Registration fees (6)	($45,094)	($45,086)
Reports to shareholders (6)	($17,966)	($20,158)
Transfer agency fees (3)	$107,934	$107,934
Other (6)	($1,702)	($1,444)

	(Increase) Decrease	(Increase) Decrease
Waiver and/or reimbursement of fund expenses (7)	$236,898	$236,898

(1)	See “Fees and Expenses” in the Proxy Statement/Prospectus for more information.
(2)	Management fees are composed of an advisory fee and an administration fee and have been adjusted to reflect the contractual rates charged to the Buying Fund, proposed to be effective in the second quarter of 2011.
(3)	Adjustment reflects changes in contractual rates.
(4)	Adjustment reflects changes in contractual rates. This service will not be separately charged and will be provided as a component of administration services.
(5)	Adjustment reflects the elimination of this Selling Fund expense, which is not charged to the Buying Fund.
(6)	Adjustment reflects the elimination of duplicate services.
(7)	Adjustment reflects the aggregate (increase) decrease in expense reimbursements and/or waivers by Columbia Management and its affiliates.
(8)	Management fees are composed of an advisory fee and an administration fee and have been adjusted to reflect the contractual rates charged to the Buying Fund, proposed to be effective in the second quarter of 2011, subject to shareholder approval.

Pursuant to an Investment Management Services Agreement with Columbia Management each Fund pays a monthly management fee to Columbia Management based on the average daily net assets of the Fund, at the annual rates shown in Table 6 below. The Board of Directors/Trustees of each Buying Fund has approved a new Investment Management Services Agreement (each, a “New Agreement”) for each of the Buying Funds, under which management fees would be paid to Columbia Management based on the average daily net assets of the Fund, at the annual rates shown below.

The New Agreement for Columbia Energy and Natural Resources Fund is subject to approval by shareholders of such Buying Fund.

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Table 6—Investment Management Fees

Fund	Assets (billions)	Annual Rate at Each Asset Level (Current)		Annual Rate at Each Asset Level (Buying Fund— Proposed)
Columbia Seligman Global Technology Fund (Buying Fund)	First $2.0 Next $2.0 Over $4.0	0.950 0.910 0.870	% % %	First 3.0 0.855 Next 3.0 0.825 Over 6.0 0.725

Columbia Technology Fund (Selling Fund)	First $0.5 Next $0.5 Over $1.0	0.870 0.820 0.770	% % %	N/A

Columbia Energy and Natural Resources Fund (Buying Fund)	First $1.0 Next $0.5 Next $1.5 Next $3.0 Over $6.0	0.600 0.520 0.470 0.450 0.430	% % % % %	0.690 0.620 0.570 0.560 0.540	% % % % %

RiverSource Precious Metals and Mining Fund (Selling Fund)	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $1.0 Over $2.0	0.800 0.775 0.750 0.725 0.700 0.675	% % % % % %	N/A

Columbia Real Estate Equity Fund (Buying Fund)	First $1.0 Next $0.5 Over $1.5	0.750 0.750 0.750	% % %	0.690 0.670 0.620	% % %

RiverSource Real Estate Fund (Selling Fund)	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $6.0 Next $12.0 Over $24.0	0.840 0.815 0.790 0.765 0.740 0.730 0.720	% % % % % % %	N/A

RiverSource LaSalle International Real Estate Fund (Selling Fund)	All (based on the average daily managed assets of the Fund.)	0.915%		N/A

Pursuant to an Administrative Services Agreement with Columbia Management or Ameriprise Financial, Inc. (“Ameriprise Financial”), as indicated in Table 7 below, each Fund’s administrator (“Administrator”) provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, each Fund pays its Administrator a monthly administration fee as a percentage of the Fund’s average daily net assets, at the annual rates shown in Table 7 below. The Board of Directors/Trustees of the Buying Funds has approved a new Administrative Services Agreement for each Buying Fund, under which administration fees would be paid to Columbia Management based on the average daily net assets of the Fund, at the annual rates shown below.

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Table 7—Administration Fees

Fund	Administrator	Assets (billions)	Annual Rate at Each Asset Level (Current)		Annual Rate at Each Asset Level (Buying Fund— New)
Columbia Seligman Global Technology Fund (Buying Fund)	Ameriprise Financial	First $0.5 Next $0.5 Next $2.0 Next $9.0 Over $12.0	0.080 0.075 0.070 0.060 0.050	% % % % %	0.06 0.055 0.05 0.04 0.03

Columbia Technology Fund (Selling Fund)	Columbia Management	All	0.00%		N/A

Columbia Energy and Natural Resources Fund (Buying Fund)	Columbia Management	First $1.0 Next $2.0 Over $3.0	0.15 0.15 0.15	% % %	0.060% 0.050% 0.040%

RiverSource Precious Metals and Mining Fund (Selling Fund) RiverSource Real Estate Fund (Selling Fund)	Ameriprise Financial	First $0.5 Next $0.5 Next $2.0 Next $9.0 Over $12.0	0.060 0.055 0.050 0.040 0.030	% % % % %	N/A

Columbia Real Estate Equity Fund (Buying Fund)	Columbia Management	First $0.5 Next $0.5 Next $2.0 Over $3.0	0.00 0.00 0.00 0.00	% % % %	0.060% 0.055% 0.050% 0.040%

RiverSource LaSalle International Real Estate Fund (Selling Fund)	Ameriprise Financial	First $0.5 Next $0.5 Next $2.0 Next $9.0 Over $12.0	0.080 0.075 0.070 0.060 0.050	% % % % %	N/A

Ameriprise Financial provides accounting services as part of its Administrative Services Agreement. State Street Bank and Trust Company provides accounting services to the Funds administered by Columbia Management.

Columbia Management Investment Services Corp., an affiliate of Columbia Management, is the transfer agent for each Fund other than RiverSource LaSalle International Real Estate Fund, Inc., for which American Stock Transfer & Trust Company, LLC serves as transfer agent. Columbia Management Investment Distributors, Inc., an affiliate of Columbia Management, is the distributor for each Fund.

No significant accounting policies will change as the result of the proposed Reorganizations.

The estimated costs of the Reorganizations shown in Table 5 above do not reflect any brokerage commissions incurred by a Fund in connection with any portfolio realignment. Columbia Management expects

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that, subsequent to the Reorganizations, there may be some portfolio realignment of the Buying Funds (of securities acquired from the Selling Funds). However, Columbia Management expects that any such portfolio realignment will not result in any significant increase in a Buying Fund’s portfolio turnover rate, relative to its historical portfolio turnover rates. Columbia Management also does not expect any incremental trading costs to be significant.

Federal Income Taxes

Please see “Tax Status of the Reorganizations” in the Prospectus/Proxy Statement for a discussion of the tax effects of each Reorganization.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of its investment company taxable income to shareholders. After the Reorganizations, the Buying Funds intend to continue to qualify as regulated investment companies.

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